Filed pursuant to Rule 497
Registration No. 333-229041

STIRA ALCENTRA GLOBAL CREDIT FUND
MERGER PROPOSED – YOUR VOTE IS VERY IMPORTANT
PLEASE SUBMIT YOUR PROXY PROMPTLY

Dear Shareholders of Stira Alcentra Global Credit Fund:
You are receiving this joint proxy statement/prospectus in connection with the proposed merger between Stira Alcentra Global Credit Fund, a Delaware statutory trust, or Stira Alcentra, and Priority Income Fund, Inc., a Maryland corporation, or Priority. Priority and Stira Alcentra are proposing a combination of both entities by a merger and related transactions (as described herein), or the Merger, pursuant to the Merger Agreement, dated as of December 21, 2018, by and between Stira Alcentra and Priority, or the Merger Agreement, with Priority being the surviving entity of the Merger. The Merger and the Merger Agreement have each been approved by the Board of Directors of Priority, or the Priority Board, and the Board of Trustees of Stira Alcentra, or the Stira Alcentra Board, and the Stira Alcentra Board recommends that Stira Alcentra shareholders vote “FOR” the Merger and the Merger Agreement, as described in more detail below.
Subject to the terms and conditions of the Merger Agreement, if the Merger is completed, each holder of Class A, Class T, Class D, Class I and Class C Stira Alcentra shares of beneficial interest, collectively, the Stira Alcentra Shares, that are issued and outstanding immediately prior to the effective time of the Merger, or the Effective Time, will receive, for each Stira Alcentra Share, the number of shares of Priority common stock, or Priority shares, determined by applying an exchange ratio based on the respective net asset values of Stira Alcentra and Priority, in each case calculated as of two business days prior to the closing of the Merger, or the Merger Consideration.
At a special meeting of Stira Alcentra shareholders, or the Stira Alcentra Special Meeting, Stira Alcentra shareholders will be asked to vote on a proposal to approve the Merger and the Merger Agreement, or the Merger Proposal. The Merger is expected to be a taxable event for Stira Alcentra shareholders. See “Certain Material U.S. Federal Income Tax Consequences of the Merger.”
Completion of the Merger requires the approval by the Stira Alcentra shareholders of the Merger Proposal. If the Merger Proposal is not approved by the Stira Alcentra shareholders, the Merger will not occur. If the Merger is not approved by the Stira Alcentra shareholders, the Stira Alcentra Board will consider other alternatives regarding the future of Stira Alcentra that it determines to be in the best interests of Stira Alcentra shareholders, including, without limitation, a liquidation of Stira Alcentra. The Merger does not require a vote of Priority stockholders.
Priority is an externally managed, non-diversified, closed-end management investment company that is registered as an investment company under the Investment Company Act of 1940, as amended, or the 1940 Act. Priority’s investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. Priority seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its total assets, or net assets plus borrowings, in senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated, or senior secured loans, with an emphasis on current income. These investments, which are often referred to as “junk” or “high yield,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and be illiquid. Priority may invest in senior secured loans either directly or indirectly by investing in securities issued by collateralized loan obligations, or CLOs, which in turn invest in senior secured loans, but has historically invested in senior secured loans primarily by investing in the equity and junior debt tranches of CLOs. Priority refers to such investments, together with direct investments in senior secured loans, collectively as “Target Securities.” Structurally, CLOs are entities that are formed to manage a portfolio of senior secured loans. The senior secured loans within a CLO are limited to senior secured loans which meet specified credit and diversity criteria and are subject to concentration limitations in order to create an investment portfolio that is diverse by senior secured loan, borrower and industry, with limitations on non-U.S. borrowers. This investment strategy differs from that of Stira Alcentra, which invests, under normal circumstances, at least 80% of its assets directly in floating and fixed rate senior secured loans, second lien loans and subordinated debt, which consist principally of directly originated loans and, to a lesser extent, broadly syndicated loans.
Priority is managed by Priority Senior Secured Income Management, LLC, or the Priority Adviser, a private investment firm that is registered as an investment adviser with the U.S. Securities and Exchange Commission, or the SEC. The Priority Adviser oversees the management of Priority’s activities and is responsible for making investment decisions for its portfolio. Priority’s administrator, Prospect Administration LLC, or Prospect Administration, provides certain administration services necessary in connection with Priority’s operations.

An investment in Priority shares may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. See “Risk Factors” beginning on page 13 of this joint proxy statement/prospectus to read about the risks you should consider when voting on the Merger Proposal, including the risk of leverage.
The risks to Stira Alcentra shareholders in connection with the Merger include, but are not limited to, the following:

•
Priority shares are not currently listed on any securities exchange or publicly traded and Priority does not expect Priority shares to become listed or publicly traded, or a market in Priority shares to otherwise develop, at any time in the foreseeable future, if ever, and so you should not expect to be able to sell the Priority shares that you receive in the Merger, regardless of how Priority performs.

•	If you are able to sell the Priority shares that you receive in the Merger, you may receive less than your taxable basis in such Priority shares.

•
Priority has initiated a share repurchase program, but limits the number of Priority shares to be repurchased under the share repurchase program in any calendar year to 20% of the weighted average number of Priority shares outstanding in the prior calendar year, or 5% in each quarter. In addition, Priority will further limit the number of Priority shares to be repurchased under its share repurchase program during any calendar year to the number of Priority shares that it can repurchase with cash that is retained by Priority as a result of issuing shares through its dividend reinvestment program to those shareholders who have elected to receive their distributions in the form of additional shares rather than in cash. This limit is in place to ensure that Priority does not have to sell investments in order to fund repurchases. As a result of this additional limitation, the number of shares that Priority may offer to repurchase may be significantly less than 20% of the weighted average number of Priority shares outstanding in the prior year, or 5% per quarter. Further, Priority may discontinue or change the terms and conditions of its share repurchase program at any time in the sole discretion of the Priority Board.

•	You will have no right to require Priority to repurchase any of your Priority shares, whether under the share repurchase program described above or otherwise.

•
You should expect that you may not have access to the money invested in your Priority shares until Priority completes a liquidity event, which may not occur until 2022, if at all. The completion of a liquidity event is in the sole discretion of the Priority Board and, depending upon type of the liquidity event, it may require stockholder approval, which may not be obtained. Accordingly, there can be no assurance that Priority will complete a liquidity event within the timeframe noted above, if at all.

•	An investment in Priority shares is not suitable for investors that require short-term liquidity.

•
Because the Merger will be a taxable transaction and you will receive only Priority shares in the Merger, which are illiquid, rather than cash, to the extent that you have any taxable gain as a result of the Merger, you will need to pay the taxes on such gain using funds obtained from other sources. However, Stira Alcentra does not anticipate that the Merger will result in taxable gain for most, if not all, Stira Alcentra shareholders.

•	Because you will be unable to sell your Priority shares, you will be unable to reduce your exposure upon any market downturn.

•
Priority’s distributions may be funded from offering proceeds or borrowings, which may constitute a return of capital and so reduce the amount of capital available to Priority for investment. Any capital returned to Priority stockholders through distributions will be distributed after payment of fees and expenses.

•
Priority intends to continue to issue Priority shares, which may occur at valuations that are less than the valuation at which Priority shares are issued in the Merger and so dilute your ownership percentage in Priority. See “Risk Factors—Risks Related to an Investment in Priority Shares—Your interest in Priority will be diluted if Priority issues additional Priority shares, which could reduce the overall value of an investment in Priority.”

•
Priority uses borrowed funds, including the the proceeds from the sale of shares of its Series A, Series B and Series C Term Preferred Stock, to make investments and may incur additional borrowings in the future. As a result, Stira Alcentra shareholders will be exposed to the risks of borrowing, also known as leverage, which may be considered a speculative investment technique. Leverage increases the volatility of investments and magnifies the potential for loss on amounts invested, therefore increasing the risks associated with investing in Priority shares.

This joint proxy statement/prospectus concisely describes the Stira Alcentra Special Meeting, the Merger, the documents related to the Merger (including the Merger Agreement) and other related matters that the management of Stira Alcentra believes Stira Alcentra shareholders should know before voting on the Merger Proposal. These materials should be retained for future reference. Please carefully read this entire document, including “Risk Factors” beginning on page 13, for a discussion of the risks relating to the Merger and an investment in Priority shares. You also can obtain information about Priority and Stira Alcentra from documents that each has filed with the SEC. See “Where You Can Find More Information” for instructions on how to obtain such information.

After careful consideration, the Stira Alcentra Board recommends that its shareholders vote “FOR” the proposal to approve the Merger and the Merger Agreement and “FOR” the proposal to adjourn the Stira Alcentra Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Stira Alcentra Special Meeting to approve the foregoing proposals.

Sincerely,

Christopher Hilbert
Chief Executive Officer
Neither the SEC nor any state securities commission has approved or disapproved of the Priority shares to be issued to Stira Alcentra shareholders in connection with the Merger described in this joint proxy statement/prospectus or determined if this joint proxy statement/prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
This joint proxy statement/prospectus is dated April 9, 2019 and is first being mailed or otherwise delivered to Stira Alcentra shareholders on or about April 9, 2019.

Priority Income Fund, Inc. 10 East 40th Street 42nd Floor New York, NY 10016 (212) 448-0702	Stira Alcentra Global Credit Fund 18100 Von Karman Avenue Suite 500 Irvine, CA 92612 (877) 567-7264

STIRA ALCENTRA GLOBAL CREDIT FUND
18100 Von Karman Avenue
Suite 500
Irvine, CA 92612
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of Stira Alcentra Global Credit Fund:

Notice is hereby given that Stira Alcentra Global Credit Fund, a Delaware statutory trust (“Stira Alcentra”), will hold a special meeting (the “Stira Alcentra Special Meeting”) of the shareholders of Stira Alcentra on May 6, 2019 at 9:00 a.m., Pacific Time, at 18100 Von Karman Avenue, Suite 500, Irvine CA 92612, to consider and vote on the following matters:

1.
A proposal to approve the merger (the “Merger”) of Stira Alcentra with and into Priority Income Fund, Inc., a Maryland corporation (“Priority”), with Priority being the surviving entity of the Merger, and the Agreement and Plan of Merger by and between Stira Alcentra and Priority (as such agreement may be amended from time to time, the “Merger Agreement”), pursuant to which the Merger will be effected (such proposal, the “Merger Proposal”); and

2.
A proposal to approve the adjournment of the Stira Alcentra Special Meeting, if necessary or appropriate, to solicit additional proxies, if there are not sufficient votes at the time of the Stira Alcentra Special Meeting to approve the foregoing proposal (such proposal, the “Adjournment Proposal”).

Completion of the Merger requires the approval by the Stira Alcentra shareholders of the Merger Proposal. If the Merger Proposal is not approved by the Stira Alcentra shareholders, the Merger will not occur. The Merger does not require a vote of Priority stockholders.

You have the right to receive notice of, and to vote at, the Stira Alcentra Special Meeting if you were a shareholder of record at the close of business on April 5, 2019. Whether or not you expect to be present in person at the Stira Alcentra Special Meeting, we urge you to promptly fill out, sign and date the enclosed proxy card and return it to Stira Alcentra promptly in the envelope provided or vote by telephone or through the Internet. Instructions on how to vote are provided in the accompanying joint proxy statement/prospectus and on the proxy card.

You have the option to revoke your proxy at any time prior to the Stira Alcentra Special Meeting or to vote your Stira Alcentra shares of beneficial interest in person if you attend the Stira Alcentra Special Meeting.

The Stira Alcentra board of trustees has unanimously approved the Merger Proposal and the Adjournment Proposal and unanimously recommends that Stira Alcentra shareholders vote “FOR” approval of the Merger Proposal and “FOR” approval of the Adjournment Proposal.
Enclosed is a copy of the joint proxy statement/prospectus and the proxy card. The joint proxy statement/prospectus, the Notice of Special Meeting of Shareholders and the proxy card are available at www.proxyonline.com.
If you plan to attend the Stira Alcentra Special Meeting and vote your Stira Alcentra Shares in person, you will need to bring photo identification in order to be admitted to the Stira Alcentra Special Meeting.
To obtain directions to the Stira Alcentra Special Meeting, please call Stira Alcentra at (877) 567-7264.

By Order of the Board of Trustees,

ABOUT THIS DOCUMENT
This document, which forms part of a registration statement on Form N-14 filed with the SEC, by Priority (File No. 333-229041), constitutes a prospectus of Priority under Section 5 of the Securities Act of 1933, as amended, or the Securities Act, with respect to the Priority shares to be issued to Stira Alcentra shareholders in connection with the Merger pursuant to the Merger Agreement.
This document also constitutes the proxy statement of Stira Alcentra under Section 14(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act. It also constitutes a notice of meeting with respect to the Stira Alcentra Special Meeting, at which Stira Alcentra shareholders will be asked to vote on the Merger Proposal and the Adjournment Proposal.
You should rely only on the information contained in this joint proxy statement/prospectus. No one has been authorized to provide you with information that is different from that contained in this joint proxy statement/prospectus. This joint proxy statement/prospectus is dated April 9, 2019. You should not assume that the information contained in this joint proxy statement/prospectus is accurate as of any date other than that date. Neither the mailing of this joint proxy statement/prospectus to Stira Alcentra shareholders nor the issuance of Priority shares in connection with the Merger will create any implication to the contrary.
This joint proxy statement/prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is unlawful to make any such offer or solicitation in such jurisdiction.
Except where the context otherwise indicates, information contained in this joint proxy statement/prospectus regarding Priority has been provided by Priority and information contained in this joint proxy statement/prospectus regarding Stira Alcentra has been provided by Stira Alcentra.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER
The questions and answers below highlight only selected information from this joint proxy statement/prospectus. They do not contain all of the information that may be important to you. You should read carefully this entire document to fully understand the Merger Agreement and the transactions contemplated thereby (including the Merger) and the voting procedures for the Stira Alcentra Special Meeting.
Questions and Answers about the Stira Alcentra Special Meeting

Q:	Why am I receiving these materials?

A:
Stira Alcentra is furnishing these materials in connection with the solicitation of proxies by Stira Alcentra and the Stira Alcentra Board for use at the Stira Alcentra Special Meeting to be held at 9:00 a.m., Pacific Time, on May 6, 2019, at Stira Alcentra’s offices located at 18100 Von Karman Avenue, Suite 500, Irvine, CA 92612, and any adjournments or postponements thereof. This joint proxy statement/prospectus and the accompanying materials are being mailed on or about April 9, 2019 to shareholders of record of Stira Alcentra described below and are available at www.proxyonline.com.

Q:	What items will be considered and voted on at the Stira Alcentra Special Meeting?

A:	At the Stira Alcentra Special Meeting, Stira Alcentra shareholders will be asked to approve the Merger Proposal and the Adjournment Proposal.

Q:	How does the Stira Alcentra Board recommend voting on the Merger Proposal and the Adjournment Proposal?

A:
The Stira Alcentra Board, including the independent trustees of the Stira Alcentra Board, or the Stira Alcentra Independent Trustees, have unanimously approved the Merger Proposal and the Adjournment Proposal and recommend that Stira Alcentra shareholders vote “FOR” the Merger Proposal and “FOR” the Adjournment Proposal.

Q:	If I am a Stira Alcentra shareholder, what is the “Record Date” and what does it mean?

A:
The record date for the Stira Alcentra Special Meeting is April 5, 2019, or the Stira Alcentra record date. The Stira Alcentra record date was established by the Stira Alcentra Board. Only holders of record of Stira Alcentra Shares at the close of business on the Stira Alcentra record date are entitled to receive notice of the Stira Alcentra Special Meeting and vote at the Stira Alcentra Special Meeting. As of the Stira Alcentra record date, there were approximately 3,963,321 Stira Alcentra Shares outstanding.

Q:	If I am a Stira Alcentra shareholder, how many votes do I have?

A:	Each Stira Alcentra Share held by a holder of record as of the Stira Alcentra record date entitles its holder to one vote on each matter considered at the Stira Alcentra Special Meeting.

Q:	If I am a Stira Alcentra shareholder, how do I vote?

A:
A Stira Alcentra shareholder may vote either in person at the Stira Alcentra Special Meeting or by proxy in accordance with the instructions provided below. A Stira Alcentra shareholder may also authorize a proxy by telephone or through the Internet using the toll-free telephone number or web address printed on your proxy card. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link.

•	Authorizing a Proxy by Internet: You may vote by Internet by completing the electronic proxy card at www.proxyonline.com.

•	Authorizing a Proxy by Telephone: You may vote by telephone by calling (888) 227-9349 and following the instructions provided.

•
Authorizing a Proxy by Mail: You may vote by proxy by indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 5:00 p.m., Pacific Time, on May 3, 2019.

•
Voting in Person: You may vote in person at the Stira Alcentra Special Meeting by requesting a ballot when you arrive. You will need to bring photo identification in order to be admitted to the Stira Alcentra Special Meeting. To obtain directions to the Stira Alcentra Special Meeting, please call Stira Alcentra at (877) 240-7264. If your Stira Alcentra Shares are held through a broker and you attend the Stira Alcentra Special Meeting in person, please bring a letter from your broker identifying you as the beneficial owner of the Stira Alcentra Shares and authorizing you to vote such shares at the Stira Alcentra Special Meeting.

Important notice regarding the availability of proxy materials for the Stira Alcentra Special Meeting. This joint proxy statement/prospectus and the proxy card are available at www.proxyonline.com.

Q:	What if a Stira Alcentra shareholder does not specify a choice for a matter when authorizing a proxy?

A:
All properly executed proxy cards representing Stira Alcentra Shares will be voted at the Stira Alcentra Special Meeting in accordance with the directions given therein. If a proxy card is executed and returned without any directions given therein, the Stira Alcentra Shares represented by such proxy card will be voted at the Stira Alcentra Special Meeting “FOR” the Merger Proposal and “FOR” the Adjournment Proposal.

Q:	If I am a Stira Alcentra shareholder, how can I change my vote or revoke a proxy?

A:
You may change your vote or revoke your proxy before the proxies are voted at the Stira Alcentra Special Meeting as follows. You may change your vote using the Internet or telephone methods described herein, prior to the applicable cutoff time before the Stira Alcentra Special Meeting, in which case only your latest Internet or telephone proxy will be counted. Alternatively, you may revoke your proxy and change your vote by executing and returning a new proxy card dated as of a later date, or by attending the Stira Alcentra Special Meeting and voting in person. However, your attendance at the Stira Alcentra Special Meeting will not automatically revoke your proxy unless you properly vote your Stira Alcentra Shares at the Stira Alcentra Special Meeting. You may also request that your prior proxy be revoked by delivering a written notice of revocation to Stira Alcentra prior to the Stira Alcentra Special Meeting at the following address: Stira Alcentra Global Credit Fund, 18100 Von Karman Avenue, Suite 500, Irvine, CA 92612, Attn: Corporate Secretary.

Q:	If my Stira Alcentra Shares are held in a broker-controlled account or in “street name,” will my broker vote my shares for me?

A:
No. You should follow the instructions provided by your broker on your voting instruction form. It is important to note that your broker will vote your shares only if you provide instructions on how you would like your shares to be voted at the Stira Alcentra Special Meeting.

Q:	What vote is required to approve each of the proposals being considered at the Stira Alcentra Special
Meeting?

A:
The affirmative vote of the lesser of (1) 67% of the Stira Alcentra Shares, voting together as a single class, present or represented by proxy at the Stira Alcentra Special Meeting, if the holders of more than 50% of the outstanding Stira Alcentra Shares are present or represented by proxy or (2) more than 50% of the outstanding Stira Alcentra Shares, regardless of class, is required to approve the Merger Proposal. The affirmative vote of the majority of Stira Alcentra Shares cast at the Stira Alcentra Special Meeting is required to approve the Adjournment Proposal.

Q:	How will the final voting results be announced?

A:
Preliminary voting results will be announced at the Stira Alcentra Special Meeting. Final voting results will be published by Priority and Stira Alcentra via a joint press release when final voting results are available.

Q:	Will Stira Alcentra incur expenses in soliciting proxies?

A:
Yes. The Merger Agreement provides that Stira Alcentra will engage a proxy solicitation firm, at its expense, to assist with soliciting proxies for the votes of Stira Alcentra shareholders to approve the Merger Proposal and the Adjournment Proposal at the Stira Alcentra Special Meeting. Stira Alcentra has retained AST Fund Solutions to assist with such solicitation of proxies for an estimated fee of approximately $23,000, plus out-of-pocket expenses.

Proxy solicitation expenses are among the Stira Alcentra transaction expenses relating to the Merger, which we refer to as the “Stira Alcentra Transaction Expenses,” for which Stira Alcentra is entitled, under the Merger Agreement, to be reimbursed by Priority, up to $500,000. See “—Who is responsible for paying the expenses relating to completing the Merger?” Any Stira Alcentra transaction expenses relating to the Merger in excess of $500,000, including such proxy solicitation expenses, will be borne by Stira Alcentra and, indirectly, by the shareholders of Stira Alcentra.

Stira Alcentra has requested that brokers, nominees, fiduciaries and other persons holding Stira Alcentra Shares, in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. Stira Alcentra will reimburse such persons for their reasonable expenses in doing so.

Proxies may be solicited by mail, in person or by telephone or facsimile transmission by Stira Alcentra, its affiliates and their respective trustees, officers and employees (without special compensation therefor).

Q:	What does it mean if I receive more than one proxy card?

A:
You may receive multiple proxy cards if some of your Stira Alcentra Shares are registered under different names or held in different accounts. In order to ensure that all of your Stira Alcentra Shares are represented at the Stira Alcentra Special Meeting, you should execute, date and return each of the proxy cards that you receive, or otherwise grant your proxy by telephone or via the Internet with respect to all of your Stira Alcentra Shares.

Q:	Are the proxy materials available electronically?

A:
In accordance with regulations promulgated by the SEC, Priority and Stira Alcentra have made the registration statement (of which this joint proxy statement/prospectus forms a part), the Notice of Special Meeting of Shareholders and the proxy card available to Stira Alcentra shareholders on the Internet. You can (1) access and review the proxy materials for the Stira Alcentra Special Meeting, (2) grant the proxy to vote your shares at the Stira Alcentra Special Meeting, as described in “The Stira Alcentra Special Meeting—Proxy Voting Procedures” and/or (3) elect to receive future proxy materials by electronic delivery, via the Internet address provided below.

Q:	This joint proxy statement/prospectus, the Notice of Special Meeting of Shareholders and the proxy card are available at www.proxyonline.com.

A:
Pursuant to the rules adopted by the SEC, Stira Alcentra will furnish proxy materials by email to those shareholders who have elected to receive their proxy materials electronically. While Stira Alcentra encourages shareholders to take advantage of electronic delivery of proxy materials, which helps to reduce the environmental impact of shareholder meetings and the cost associated with the physical printing and mailing of materials, shareholders who have elected to receive proxy materials electronically by email, as well as beneficial owners of Stira Alcentra Shares held by a broker or custodian, may request a printed set of proxy materials.

Q:	Will my vote make a difference?

A:
Yes. Your vote is needed to help ensure that the Merger is completed. Unlike most other public companies, no large brokerage houses or affiliated groups of shareholders own substantial blocks of Stira Alcentra Shares. As a result, your vote is very important. Providing your proxy promptly could help avoid potential delays in completing the Merger and prevent Stira from incurring additional expenses associated with soliciting shareholder votes.

Q:	Who can I contact with any additional questions?

A:	If you are a Stira Alcentra shareholder, you can contact AST Fund Solutions at (800) 735-3591 with any additional questions.

Q:	Where can I find more information about Priority, Stira Alcentra and the Merger?

A:	You can find more information about Priority and Stira Alcentra in the documents described under the caption “Where You Can Find More Information.”

Q:	What do I need to do now?

A:
We urge you to read carefully this entire document, including its annexes. You should also review the documents referenced under “Where You Can Find More Information” and consult with your accounting, legal and tax advisors. You should then complete and return your proxy card or otherwise grant your proxy via telephone or the Internet.

 Questions and Answers about the Merger

Q:	What will happen in the Merger?

A:
Stira Alcentra will be merged with and into Priority, with Priority being the surviving entity of the Merger, and all of the outstanding Stira Alcentra Shares will be converted into Priority shares. As a result of the Merger, all Stira Alcentra shareholders will become Priority shareholders.

Q:	What will Stira Alcentra shareholders receive in the Merger?

A:
Stira Alcentra shareholders will receive the number of Priority shares in the Merger calculated based on an exchange ratio in the Merger Agreement that compares the net asset value, or NAV, of the applicable class of Stira Alcentra Shares with the NAV of Priority shares, in each case measured as of the NAV measurement date, which is two business days prior to the effective time of the Merger. The exchange ratio will be the number of Priority shares equal to the quotient of the per share NAV of the applicable class of Stira Alcentra shares divided by the per share NAV of the Priority shares. For example, if you own 100 Stira Alcentra Class A Shares at the time of the merger you would receive 70 Priority shares, based on a hypothetical NAV of $9.04 per Stira Alcentra Class A Share and $13.07 per Priority share and rounding up to the next greater number of whole Priority share as noted below.

Although Priority sells shares with different amounts of up-front sales loads and designates the different sales loads by “class” of shares, all shares of Priority’s common stock have identical rights with respect to voting and distributions, and will likewise bear their own pro rata portion of expenses and have the same NAV as each other share of our common stock. Stira Alcentra shareholders will not pay any sales fees or commissions in connection with the Merger and the Priority shares they receive in the Merger will be identical to all other shares of Priority’s common stock currently outstanding.

If the aggregate number of Priority shares otherwise receivable by a Stira Alcentra shareholder in connection with the Merger as a result of applying the applicable exchange ratio would include a fraction of a Priority share, such aggregate number of Priority shares shall be rounded up to the next greater number of whole Priority shares and such Stira Alcentra shareholder will instead receive that number of whole Priority shares.

Q:	Is the exchange ratio subject to any adjustment?

A:
Although the number of Priority shares that Stira Alcentra shareholders will receive in the Merger in exchange for their Stira Alcentra Shares may change as a result of changes in the respective NAVs of the classes of Stira Alcentra Shares, as compared to the NAV of Priority shares, leading up to the NAV measurement date, which is two business days prior to the Merger, the exchange ratio itself will, generally speaking, not change (i.e., it will be a “NAV for NAV” transaction).

The exchange ratio that determines the number of Priority shares that Stira Alcentra shareholders will receive in exchange for their Stira Alcentra Shares in the Merger will only be subsequently adjusted if, between the NAV measurement date (i.e., two business days prior to the effective time of the Merger) and the effective time of the Merger, the respective outstanding Stira Alcentra Shares or Priority shares are increased or decreased or changed into or exchanged for a different number or kind of shares or securities as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or a stock dividend or dividend payable in any other securities is declared with a record date within such period, which is not expected to occur.

Q:	Who is responsible for paying the parties’ transaction expenses relating to the Merger?

A:
Generally speaking, Stira Alcentra and Priority will bear their own transaction expenses incurred in connection with the Merger. However, in addition to bearing its own transaction expenses, Priority will also bear up to $500,000 of Stira Alcentra's transaction expenses incurred in connection with the Merger, payable as follows.     After signing the Merger Agreement, Priority paid to Stira Alcentra a deposit of $200,000 for Stira Alcentra to use for its transaction expenses relating to the Merger. Priority also paid to Stira Alcentra an additional deposit of $50,000 for Stira Alcentra to use for its transaction expenses relating to the Merger 45 business days after the signing of the Merger Agreement. Upon closing of the Merger, Priority will pay to Stira Alcentra an additional amount to cover its transaction expenses relating to the Merger, such that the total amount of Stira Alcentra's transaction expenses relating to the Merger that are covered by Priority is equal to $500,000. Any Stira Alcentra transaction expenses relating to the Merger in excess of $500,000 will be borne by Stira Alcentra and, indirectly, by the shareholders of Stira Alcentra.

Except to the extent covered by Priority as described above, any Stira Alcentra transaction expenses relating to the Merger will be reflected in the respective per-share NAVs of each class of the Stira Alcentra Shares and will therefore reduce the number of Priority shares received with respect to such Stira Alcentra Shares in the Merger.

The expense deposits paid by Priority to Stira Alcentra described above are required to be returned by Stira Alcentra to Priority upon termination of the Merger Agreement in certain circumstances as described therein. In addition, in certain circumstances relating to the termination of the Merger Agreement prior to completion of the Merger, Stira Alcentra is required to bear Priority’s transaction expenses incurred in connection with the Merger and vice versa.

It is estimated that each of Priority and Stira Alcentra will incur transaction expenses of approximately $500,000 in connection with the Merger. Priority will reimburse Stira Alcentra up to $500,000 for Stira Alcentra’s transaction expenses in connection with the Merger as noted above.

Although Priority and Stira Alcentra are bearing such transaction expenses, they will be indirectly borne by their respective shareholders.

Q:	What will happen to Stira Alcentra’s obligations to its investment adviser and other affiliated entities, including any outstanding expense support obligations, in connection with the Merger?

A:
Upon closing of the Merger, all contracts between Stira Alcentra, on the one hand, and its affiliates, including Stira Investment Adviser, LLC, its investment adviser, or Stira Adviser, on the other hand, will be terminated and all outstanding obligations of Stira Alcentra under those contracts, including any expense support agreement obligations, will be terminated and waived by the parties.

Q:	Will I receive dividends and other distributions on the Priority shares that I receive in the Merger?

A:
Subject to applicable legal restrictions and the sole discretion of the Priority Board, Priority presently intends to continue to declare and pay regular cash dividends to Priority’s stockholders on a quarterly basis, as it has done since its inception in February 2014. For a summary of the dividends and other distributions previously paid by Priority, see “Dividend and Distribution Information of Priority Income Fund, Inc.” The amount and timing of past dividends and other distributions made by Priority are not a guarantee of the likelihood of any future dividend or other distribution or the amount thereof. The payment, timing and amount of dividends and other distributions by Priority will be determined by the Priority Board and depend on Priority’s cash requirements, its financial condition and earnings, contractual restrictions, legal and regulatory considerations and other factors.

Priority stockholders may elect to have any dividends and other distributions that they receive from Priority reinvested in additional Priority shares. See “Priority Income Fund, Inc. Distribution Reinvestment Plan,” for additional information regarding Priority’s dividend and other distribution reinvestment plan.

No dividends or other distributions will be paid to the holder of any unsurrendered Stira Alcentra Shares with respect to the Priority shares into which such unsurrendered Stira Alcentra Shares was converted in the Merger, unless and until such Stira Alcentra Shares are surrendered in accordance with the procedures under the Merger Agreement. Following the surrender of any such Stira Alcentra Shares, the record holder of such Stira Alcentra Shares will be entitled to receive, without interest, the amount of dividends and other distributions, if any, that are payable by Priority to holders of Priority shares from time to time as of a record date after the effective time under the Merger Agreement with respect to the Priority shares into which such Stira Alcentra Shares were converted in the Merger, to the extent not previously paid to such record holder.

Q:	Is the Merger subject to any third-party consents?

A:
Under the Merger Agreement, Priority and Stira Alcentra are each required to use their respective commercially reasonable efforts to obtain certain approvals, confirmations and consents from the SEC and certain other third parties in connection with completion of the Merger. As of the date of this joint proxy statement/prospectus, Priority and Stira Alcentra believe that they will have obtained all necessary third-party consents required for completion of the Merger.

Priority and Stira Alcentra have agreed in the Merger Agreement to cooperate with each other and use their commercially reasonable efforts to take, or cause to be taken, in good faith, all actions, and to do, or cause to be done, all things necessary, including to obtain as promptly as practicable all consents, approvals, confirmations and authorizations of all third parties, in each case, that are necessary or advisable, to consummate the transactions contemplated by the Merger Agreement, including the Merger. However, there can be no assurance that any consents, approvals, confirmations or authorizations will be obtained or that such consents, approvals, confirmations or authorizations will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of the combined entity following completion of the Merger.

Q:	How do Priority’s investment objective and strategy differ from those of Stira Alcentra?

A:
Both Priority and Stira Alcentra have an investment objective that focuses on generating current income with a secondary objective of achieving capital appreciation. However, the funds differ in their investment focus. Stira Alcentra’s investment strategy focused on floating and fixed rate senior secured loans, second lien loans and subordinated debt. Priority seeks to achieve its investment objective by investing in senior secured loans, primarily through investments in the equity and junior debt tranches of CLOs. Because Priority’s investments in senior secured loans are primarily made through investments in the equity and junior debt tranches of CLOs, investors in Priority are exposed to different types of risks than investors in Stira Alcentra. See, “Risk Factors—Risks Related to Priority’s Investments—Priority’s investments in CLOs may be riskier and less transparent to Priority and its stockholders than direct investments in the underlying companies.”

Because Stira Alcentra invested directly in senior secured loans, second lien loans and subordinated debt, it’s investment strategy focused on borrowers that met certain criteria. In particular, Stira Alcentra targeted borrowers having an annual EBITDA of between $5 million and $50 million and/or revenues of between $25 million and $750 million. Because Priority’s investment strategy is primarily carried out through investments in CLOs, the pool of borrowers of the senior secured loans underlying each CLOs portfolio will be selected by the CLO manager. As a result, Priority will not focus on a target EBITDA or revenue level of the individual borrowers underlying the CLO.
Prior to closing of the Merger, Stira Alcentra will cause substantially all of its investment securities to be liquidated and thereby converted into cash and cash equivalents. Transaction expenses incurred in connection with the liquidation of Stira Alcentra’s assets are estimated to be $60,000, all of which will be borne by Stira Alcentra. Following the Merger, Priority will invest such cash and cash equivalents in accordance with its investment objective and strategy, as described above. Priority expects that it may take up to three months to invest such cash and cash equivalents.

Q:	Why did the Stira Alcentra Board approve the Merger Agreement as opposed to other strategic alternatives that were available?

A:
Following the suspension of Stira Alcentra’s public offering, the Stira Alcentra Board, including a special committee of the Stira Alcentra Board, or the Stira Alcentra Special Committee, evaluated a number of strategic alternatives, including term sheets from five separate entities, including Priority, whereby Stira Alcentra would merge with and into another closed-end fund or business development company or where the Stira Adviser would be acquired by another registered investment adviser and Stira Alcentra’s assets would be managed pursuant to a new investment advisory agreement. The Stira Alcentra Board also considered an orderly liquidation of Stira Alcentra’s assets and a dissolution of Stira Alcentra. The Stira Alcentra Special Committee and other members of the Stira Alcentra Board ultimately authorized management of Stira Alcentra to pursue a merger with Priority, since it viewed the Priority proposal as the most compelling alternative due to Priority’s strong investment track record, the economies of scale that the combined funds would have to cover operating expenses due to Priority’s much larger size, Priority’s proven fundraising ability, the continuity between Priority’s investments and Stira Alcentra’s focus on senior secured loans and the reimbursements of merger-related expenses that Priority agreed to provide. In addition, the Stira Alcentra Board considered the transaction costs that would be imposed on Stira Alcentra shareholders if they sought to invest proceeds from a liquidation of Stira Alcentra into another closed-end fund or comparable investment product.

Q:	How do the expenses borne by holders of Priority shares differ from those of Stira Alcentra?

A:
An investment in Priority shares and Stira Alcentra Shares have certain material differences in expenses that are borne directly and indirectly by investors in such shares. For more information, see “Comparative Fees and Expenses.”

Q:	How do the distribution procedures, purchase procedures, redemption procedures and exchange rights of Priority differ from those of Stira Alcentra?

A:
Priority and Stira Alcentra have substantially similar distribution and purchase procedures, but there are material differences in the redemption procedures of each fund. For more information, see “Comparison of Priority and Stira Alcentra Distribution, Purchase and Redemption Procedures.”

Neither Priority nor Stira Alcentra offers exchange rights with respect to its common stock. Priority intends to maintain the distribution, purchase and redemption procedures of Priority following the closing of the Merger.

Q:	How will the combined entity be managed following the Merger?

A:
The members of the Priority Board as of immediately prior to the Merger will remain the directors of Priority after the Merger and hold such positions until their respective successors are duly elected and qualify, or until their earlier death, resignation or removal. The officers of Priority as of immediately prior to the Merger will remain the officers of Priority and hold such offices until their respective successors are duly appointed and qualify, or until their earlier death, resignation or removal. None of the members of the Board of Trustees or any officers of Stira, as of immediately prior to the Merger, will hold any positions as members of the Board of Directors or as officers of Priority after the Merger.

Following the Merger, the Priority Adviser will continue to be the investment adviser of Priority pursuant to the existing Investment Advisory Agreement by and between Priority and the Priority Adviser, sometimes referred to herein as the "Priority Investment Advisory Agreement," and the Priority Administrator will continue to be the investment administrator to Priority pursuant to the existing Investment Administration Agreement between Priority and Prospect Administration. The Investment Advisory Agreement, Administration Agreement and all other contracts between Stira Alcentra, on the one hand, and the Stira Adviser and other affiliates of Stira Alcentra, on the other hand, will be terminated in connection with the Merger.

In connection with the Merger, Priority will enter into a consulting agreement, or the Consulting Agreement, with Stira Capital Markets Group, LLC, or SCMG, the dealer-manager for Stira Alcentra’s public offering, under which SCMG will utilize its knowledge of Stira Alcentra to provide consulting services to Priority relating to the post-Merger integration of Stira Alcentra into Priority, including: (1) with respect to Stira Alcentra’s operations, financial performance and financial statements, (2) responding to questions from former Stira Alcentra shareholders, (3) interacting with the independent broker-dealer systems through which Stira Alcentra’s shares were sold prior to the Merger, (4) integration of Stira Alcentra’s shareholder accounts into Priority’s shareholder account system, and (5) certain other services specified in the Consulting Agreement. The Consulting Agreement has an initial term of eighteen (18) months after closing of the Merger and may be extended upon agreement of the parties. In exchange for providing the services under the Consulting Agreement, SCMG will receive consulting fees of $85,000 per month from Priority during the term of the Consulting Agreement.

Q:	Are Stira Alcentra shareholders able to exercise dissenters’ rights in connection with the Merger?

A:
No. Under Delaware law and the terms of Stira Alcentra’s Amended and Restated Trust Agreement, or the Trust Agreement, Stira Alcentra shareholders are not entitled to dissenters’ rights with respect to the Merger. Any Stira Alcentra shareholder may abstain from voting or vote against the Merger Proposal.

Q:	When do you expect to complete the Merger?

A:
While there can be no assurance as to the exact timing, or that the Merger will be completed at all, Priority and Stira Alcentra are working to complete the Merger in the second quarter of 2019. It is currently expected that the Merger will be completed promptly following receipt of the required approval of Stira Alcentra shareholders at the Stira Alcentra Special Meeting and satisfaction of the other closing conditions set forth in the Merger Agreement.

Q:	Is the Merger expected to be taxable to Stira Alcentra shareholders?

A:
Yes. The Merger is not expected to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, or the Code. Because the Merger is not expected to qualify as a reorganization for such purposes, the receipt by Stira Alcentra shareholders of Priority shares in exchange for their Stira Alcentra Shares in the Merger will be a taxable transaction, and each holder of Stira Alcentra Shares will recognize capital gain or loss for United States federal income tax purposes in an amount equal to the difference, if any, between: (1) the fair market value of the Priority shares (referred to as the amount realized), and (2) such holder’s adjusted tax basis in the Stira Alcentra Shares exchanged in the Merger. Such gain or loss generally will be a capital gain or loss, and will be a long-term capital gain or loss if, as of the effective time of the Merger, the holder’s holding period with respect to the Stira Alcentra Shares is greater than one year. The deductibility of capital losses is subject to limitations. U.S. federal backup withholding tax may be imposed on the Priority shares received by a Stira Alcentra shareholder in connection with the Merger. Based on the NAV of the Stira Alcentra Shares as of the date of this joint proxy statement/prospectus, Stira Alcentra believes that, in most cases, Stira Alcentra shareholders will not have any taxable gain as a result of the Merger. However, if the NAV of the Stira Alcentra Shares increases as of the closing date of the Merger, Stira Alcentra shareholders may have taxable gains. If this occurs, Stira Alcentra shareholders will not receive cash in the Merger to cover any tax obligations since the sole consideration offered is in the form of Priority shares. See “Certain Material U.S. Federal Income Tax Consequences of the Merger,” for additional information concerning the federal income tax implications of the Merger. Stira Alcentra shareholders should consult with their own tax advisors to determine the tax consequences of the Merger to them.

Q:	What happens if the Merger is not consummated?

A:
If the Merger Proposal is not approved by the required vote of Stira Alcentra shareholders at the Stira Alcentra Special Meeting or the Merger is not completed for any other reason, Stira Alcentra shareholders will not receive Priority shares in exchange for their Stira Alcentra Shares in connection with the Merger. Instead, Stira Alcentra will remain an independent fund. However, the Stira Alcentra Board may elect to liquidate Stira Alcentra if the Merger Proposal is not approved by the Stira Alcentra shareholders. In addition, upon termination of the Merger Agreement in certain circumstances specified in the Merger Agreement, Stira Alcentra may be required to pay Priority a termination fee of $1.26 million and/or reimburse Priority for its transaction expenses relating to the Merger. See “Description of the Merger Agreement—Termination of the Merger Agreement.”

Q:	If I am a Stira Alcentra shareholder, what happens if I sell my shares before the Stira Alcentra Special Meeting?

A:
The Stira Alcentra record date is earlier than the date that the Merger is expected to be completed. If you sell your Stira Alcentra Shares after the Stira Alcentra record date but before the Stira Alcentra Special Meeting, you will retain your right to vote at the Stira Alcentra Special Meeting, but will have transferred the right to receive the Priority shares into which your Stira Alcentra Shares will be converted in the Merger. In order to receive Priority shares in exchange for your Stira Alcentra Shares in the Merger, you must continue to hold your Stira Alcentra Shares through completion of the Merger.

SUMMARY OF THE MERGER
This summary highlights selected information contained elsewhere in this joint proxy statement/prospectus and may not contain all of the information that is important to you. You should carefully read this entire joint proxy statement/prospectus, including the other documents to which this joint proxy statement/prospectus refers for a more complete understanding of the Merger. In particular, you should read the Merger Agreement attached hereto as Annex A, as it is the legal document that governs the Merger. See “Where You Can Find More Information.” For a discussion of the risk factors you should carefully consider, see the section entitled “Risk Factors” beginning on page 13.
Merger Structure
In accordance with the terms of the Merger Agreement, Stira Alcentra will be merged with and into Priority, with Priority being the surviving entity of the Merger. The separate corporate existence of Stira Alcentra will cease upon completion of the Merger. Priority Adviser will continue to serve as the investment adviser to the surviving entity following completion of the Merger.
Based on the number of shares of common stock, par value $0.01 per share, of Priority, or Priority shares, issued and outstanding as of the date hereof, the net asset value per share of Priority shares and the net asset value per share for each class of shares of Stira Alcentra, each as of December 31, 2018, it is expected Priority stockholders will own approximately 91% of the outstanding Priority shares and Stira Alcentra shareholders will own approximately 9% of the outstanding Priority shares on the date of the closing of the Merger, or the Closing Date.
The Merger Agreement is attached as Annex A to this joint proxy statement/prospectus and is incorporated by reference into this joint proxy statement/prospectus. Stira Alcentra encourages its shareholders to read the Merger Agreement carefully and in its entirety, as it is the principal legal document governing the Merger.
Consideration
If the Merger is completed, the shareholders of (i) Stira Alcentra Class A Shares will have the right to receive the number of Priority shares equal to the result of (A) the Stira Alcentra Class A per-share NAV divided by (B) the Priority per-share NAV, (ii) Stira Alcentra Class C Shares will have a right to receive the number of Priority shares equal to the result of (A) the Stira Alcentra Class C per-share NAV divided by (B) the Priority per-share NAV, (iii) Stira Alcentra Class D Shares will have a right to receive the number of Priority shares equal to the result of (A) the Stira Alcentra Class D per-share NAV divided by (B) the Priority per-share NAV, (iv) Stira Alcentra Class I Shares will have a right to receive the number of Priority shares equal to the result of (A) the Stira Alcentra Class I per-share NAV divided by (B) the Priority per-share NAV and (v) Stira Alcentra Class T Shares will have a right to receive the number of Priority shares equal to the result of (A) the Stira Alcentra Class T per-share NAV divided by (B) the Priority per-share NAV, in each case, determined in accordance with the Merger Agreement. Until the Merger is completed, the value of the Priority shares to be issued in the Merger and the number of Priority shares to be issued to Stira Alcentra shareholders may fluctuate or change.
Conditions That Must Be Satisfied or Waived for the Merger to Occur
As more fully described in the Merger Agreement, the obligations of Stira Alcentra and Priority to complete the Merger are subject to the satisfaction or, where permissible, waiver of certain conditions including the following:

•
the registration statement, of which this joint proxy statement/prospectus forms a part, has become effective and no stop order suspending its effectiveness has been issued and no proceedings for that purpose have been initiated or threatened by the SEC;

•
all necessary regulatory and statutory approvals (if any) are obtained by each of Stira Alcentra and Priority and remain in full force and effect and all statutory waiting periods in respect thereof have expired or been terminated;

•
no order, injunction or decree or law preventing or making illegal the consummation of the Merger or any of the other transactions contemplated by the Merger Agreement is in effect, and no such suit or proceeding is pending; and

•	Stira Alcentra shareholders have approved the Merger Proposal at the Stira Alcentra Special Meeting.

See “Description of the Merger Agreement—Closing Conditions” for more information.
Termination of the Merger Agreement
As more fully described in the Merger Agreement, the Merger Agreement contains certain termination rights for Stira Alcentra or Priority, as applicable, including the following:

•	the parties mutually agree to terminate the Merger Agreement;

•
the Merger has not been completed 180 days after the execution of the Merger Agreement (subject to an automatic 60 day extension if the only reason the Merger has not been completed is the SEC’s delay in declaring effective the registration statement, of which this joint proxy statement/prospectus forms a part), or the Outside Date;

•
a governmental entity has issued a final and non-appealable order, injunction or decree permanently enjoining or otherwise prohibiting or making illegal the Merger or any of the other transactions contemplated by the Merger Agreement;

•	Stira Alcentra fails to obtain the required vote of Stira Alcentra shareholders in favor of the Merger Proposal; or

•	any of the closing conditions become incapable of satisfaction.
See “Description of the Merger Agreement—Termination” for more information.
Fees and Expense Reimbursements Upon Termination
The Merger Agreement provides that, in connection with the termination of the Merger Agreement under specified circumstances, Stira Alcentra may be required to pay Priority:

•	a termination fee in the amount of $1,260,000, or the Termination Fee; and/or

•	all transaction expenses incurred by Priority in connection with the transactions contemplated by the Merger Agreement, or the Priority Termination Expense Reimbursement.
If the Merger Agreement is terminated under certain circumstances, Stira Alcentra may also be required to return to Priority certain of the Stira Alcentra Transaction Expenses funded by Priority.
The Merger Agreement also provides that, in connection with the termination of the Merger Agreement under specified circumstances, Priority may be required to pay Stira Alcentra all transaction expenses incurred by Stira Alcentra in connection with the transactions contemplated by the Merger Agreement, or the Stira Termination Expense Reimbursement.
See “Description of the Merger Agreement—Effect of Termination and Expense Reimbursement” for a discussion of the circumstances that could result in the payment of any such amounts.

RISK FACTORS
In addition to the other information included in this document, Stira Alcentra shareholders should carefully consider the matters described below in determining whether to approve the Merger Proposal. Although Priority and Stira Alcentra have historically described their risk factors somewhat differently, the risks associated with an investment in Priority and Stira Alcentra are similar, and differ with respect to each fund’s respective investment adviser, investment objectives and investment strategies. The risks described below are not the only risks that Priority and Stira Alcentra and, following the Merger, the combined entity, face. Additional risks and uncertainties not currently known to Priority or Stira Alcentra or that they currently deem to be immaterial also may materially adversely affect their or, following the Merger, the combined entity’s, business, financial condition or operating results. If any of the following events occur, Priority or Stira Alcentra or, following the Merger, the combined entity’s, business, financial condition or results of operations, could be materially adversely affected.
Risks Relating to the Merger
Stira Alcentra shareholders and Priority stockholders will experience a reduction in percentage ownership and voting power in the combined entity as a result of the Merger.
Since Priority is a much larger fund than Stira Alcentra, Stira Alcentra shareholders will experience a substantial reduction in their respective percentage ownership interests and effective voting power in respect of the combined entity, relative to their respective percentage ownership interests in Stira Alcentra prior to the Merger. Consequently, former Stira Alcentra shareholders should expect to exercise less influence over the management and policies of the combined entity following the Merger than they currently exercise over the management and policies of Stira Alcentra. Priority stockholders will also experience a reduction in their respective percentage ownership interests and effective voting power in respect of the combined entity, relative to their respective ownership interests in Priority prior to the Merger, although that reduction will be lesser in magnitude than the reduction that will be experienced by former Stira Alcentra shareholders.
Based on the respective per share NAVs for each class of Stira Alcentra Shares, as compared to the per share NAV of Priority shares, in each case as of December 31, 2018, it is currently estimated that current Stira Alcentra stockholders would own approximately 9% of the outstanding Priority shares upon completion of the Merger and current Priority shareholders would own approximately 91% of the outstanding Priority shares as of the Closing Date, although that is subject to change in response to changes in the respective NAVs of Stira Alcentra Shares and Priority shares occurring after such date and prior to the NAV measurement date under the Merger Agreement, which is two business days prior to the Merger. In addition, both prior to and after completion of the Merger, Priority may issue additional Priority shares, which would reduce the percentage ownership of the combined entity held by former Stira Alcentra shareholders and current Priority stockholders.
Priority may be unable to realize the benefits anticipated by the Merger, including estimated cost savings, or it may take longer than anticipated to achieve such benefits.
The realization of certain benefits anticipated as a result of the Merger will depend on the ability of the Priority Adviser to effectively reinvest the cash and cash equivalents resulting from the liquidation of Stira Alcentra’s investment portfolio following the Merger. There can be no assurance that the Priority Adviser will be able to reinvest that capital in accordance with Priority’s investment objective and strategies in a timely fashion. If the Priority Adviser is unable to effectively reinvest that capital, it could have a material adverse effect on the financial results of the combined entity.

Priority expects to be able to operate at a more efficient scale as a result of the Merger because the administrative and other costs associated with operating the combined entity would be spread over a larger asset base, resulting in cost savings on a per share basis. However, it is possible that such expectation of cost savings could ultimately be incorrect. The cost savings expectation also assumes that Priority will be able to effectively reinvest the cash and cash equivalents resulting from the liquidation of Stira Alcentra’s investment portfolio in a manner that permits those cost savings to be fully realized. If those expectations turn out to be incorrect or if Priority is not able to successfully reinvest such capital consistent with its investment objective and strategy, the anticipated cost savings may not be realized, either in whole or in part, or it may take longer for them to be realize than expected.

The Merger may trigger certain “change of control” provisions and other restrictions in contracts of Stira Alcentra or its affiliates and the failure to obtain any required consents or waivers could adversely impact the combined company.
Certain agreements of Stira Alcentra or its affiliates may require the consent or waiver of one or more counterparties in connection with the Merger. The failure to obtain any such consent or waiver may permit such counterparties to terminate, or otherwise increase their rights or Stira Alcentra’s obligations under, any such agreement because the Merger or other transactions contemplated by the Merger Agreement may violate an anti-assignment, change of control or similar provision contained in such agreement. If that occurs, Priority may have to seek to replace that agreement with a new agreement or try to obtain the consent of the counterparty to an amendment to that agreement. Priority and Stira Alcentra cannot assure you that Priority will be able to replace or amend any such agreement, either on comparable terms or at all.
In addition, the Merger may violate, conflict with, result in a breach of provisions of, or the loss of any benefit under, constitute a default (or an event that, with or without notice or lapse of time or both, would constitute a default) under, or result in the termination, cancellation, acceleration or other change of any right or obligation (including any payment obligation) under, certain agreements of Stira Alcentra. Any such violation, conflict, breach, loss, default or other effect could, either individually or in the aggregate, have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following completion of the Merger.

If the Merger is not completed, neither Priority nor Stira Alcentra will receive any benefit from the expenses incurred by them in pursuing the Merger and could be adversely impacted by such expenses.
Priority and Stira Alcentra have each incurred, and each will continue to incur during the time period up to completion or termination of the Merger, substantial out-of-pocket expenses for legal, accounting and other professional fees and other expenses. If the Merger is not completed, Priority and Stira Alcentra will have each incurred substantial expenses for which no benefit may be received and which could adversely impact their investment performance.
The termination of the Merger Agreement could adversely impact Stira Alcentra and Priority.
If the Merger Agreement is terminated, there may be various adverse consequences to the parties, including:

•
Stira Alcentra’s and Priority’s respective businesses may be adversely impacted by the failure to pursue other beneficial opportunities due to the focus of their respective management teams on the Merger, without realizing any of the anticipated benefits of completing the Merger;

•
in the case of Stira Alcentra, it may not be able to find a party willing to provide merger consideration that is equivalent to or greater than the merger consideration that Priority agreed to provide in the Merger; and

•	the payment of any termination fee and expense reimbursement, if required under the circumstances, could adversely affect the financial condition and liquidity of Stira Alcentra.
No assurance can be given that the Merger will be completed. The Merger Agreement provides for payment by Stira Alcentra to Priority of a termination fee of $1,260,000 and/or reimbursement of Priority’s transaction expenses relating to the Merger, as well as repayment of $250,000 of expense deposits to be paid by Priority to Stira Alcentra, if the Merger Agreement is terminated by Stira Alcentra under certain circumstances. Conversely, the Merger Agreement also provides for payment by Priority of Stira Alcentra’s transaction expenses relating to the Merger if the Merger Agreement is terminated by Stira Alcentra under certain circumstances. See “Description of the Merger Agreement—Termination,” below, for a discussion of the circumstances that would result in such termination payment and expense reimbursement obligations. The Stira Alcentra Board and the Priority Board have each approved such termination fee and expense reimbursement obligations.
The Merger Agreement limits Stira Alcentra’s ability to pursue alternatives to the Merger.

The Merger Agreement contains provisions that limit Stira Alcentra’s ability to discuss, facilitate or commit to competing third-party proposals to acquire all or a significant part of Stira Alcentra. These provisions, which are typical for transactions of this type, and include a termination fee payable under certain circumstances, could discourage a potential competing acquiror for all or a significant part of Stira Alcentra from considering or proposing such an acquisition, even if it was prepared to provide greater acquisition consideration to Stira Alcentra shareholders than the merger consideration to be provided by Priority in the Merger, or could result in a potential competing acquiror proposing to provide a smaller amount of acquisition consideration to acquire Stira Alcentra than it might otherwise have been willing to provide to Stira Alcentra shareholders.
The Merger is subject to closing conditions, including approval by Stira Alcentra shareholders, that, if not satisfied or waived, will result in the Merger not being completed, which may result in material adverse consequences to Stira Alcentra’s and Priority’s business and operations.
The Merger is subject to closing conditions, including the approval of Stira Alcentra shareholders that, if not satisfied, will prevent the Merger from being completed. The closing condition requiring that Stira Alcentra shareholders have approved the Merger and the Merger Agreement may not be waived under applicable law and must be satisfied for the Merger to be completed. Stira Alcentra currently expects that all trustees and executive officers of Stira Alcentra will vote any Stira Alcentra Shares held by them in favor of the Merger Proposal at the Stira Alcentra Special Meeting. If Stira Alcentra’s shareholders do not approve the Merger Proposal and the Merger is not completed, the resulting failure of the Merger to be completed could have a material adverse impact on Stira Alcentra’s business and operations. In addition to the required approval of Stira Alcentra’s shareholders, the Merger is subject to a number of other conditions beyond the control of Stira Alcentra and Priority that may prevent, delay or otherwise materially adversely affect its completion. Neither Stira Alcentra nor Priority can predict whether and when these other conditions will be satisfied.
Priority and Stira Alcentra will be subject to uncertainties and Stira Alcentra will be subject to contractual restrictions while the Merger is pending.
Uncertainty about the effect of the Merger may have an adverse effect on Priority and Stira Alcentra and, consequently, on the combined entity following completion of the Merger. These uncertainties may impair the ability of Priority and Stira Alcentra to motivate key personnel until the Merger is consummated and could cause those that deal with Priority and Stira Alcentra to seek to change their existing business relationships with Priority and Stira Alcentra, respectively. In addition, the Merger Agreement restricts Stira Alcentra from taking actions that it might otherwise consider to be in its best interest. These restrictions may prevent Stira Alcentra from pursuing certain business opportunities that may arise prior to the completion of the Merger. Please see the section entitled “Description of the Merger Agreement—Conduct of Business Pending Closing” for a description of the restrictive covenants to which Stira Alcentra is subject.
Priority and Stira Alcentra may waive one or more conditions to the Merger without re-soliciting approval of Stira Alcentra’s shareholders.
Certain conditions to the obligations of Priority and Stira Alcentra to complete the Merger may be waived, in whole or in part, to the extent legally allowed, either unilaterally or by agreement of Priority and Stira Alcentra. In the event that any such waiver does not require re-solicitation of Stira Alcentra’s shareholders, the parties to the Merger Agreement will have the discretion to complete the Merger without seeking such shareholder approval. The conditions to the parties’ obligations to complete the Merger requiring the approval of Stira Alcentra’s shareholders, however, cannot be waived by the parties under applicable law.
The Priority shares to be received by Stira Alcentra shareholders have different rights associated with them than the Stira Alcentra Shares currently held by them.
The rights associated with Stira Alcentra Shares are different from the rights associated with the Priority shares that Stira Alcentra shareholders will receive in the Merger. See “Comparison of Priority Stockholder and Stira Alcentra Shareholder Rights.”
The Merger is expected to be taxable to Stira Alcentra shareholders.

The Merger is not expected to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Because the Merger is not expected to qualify as a reorganization for such purpose, Stira Alcentra shareholders’ receipt of Priority shares in exchange for their Stira Alcentra Shares in the Merger will be a taxable transaction, and each holder of Stira Alcentra Shares will recognize capital gain or loss for United States federal income tax purposes in an amount equal to the difference, if any, between (1) the fair market value of the Priority shares (referred to as the amount realized) and (2) such holder’s adjusted tax basis in the Stira Alcentra Shares exchanged in the Merger. Such gain or loss generally will be a capital gain or loss, and will be long-term capital gain or loss if, as of the effective time of the Merger, the holding period for the Stira Alcentra Shares is greater than one year. The deductibility of capital losses is subject to limitations. Based on the NAV of the Stira Alcentra Shares as of the date of this joint proxy statement/prospectus, Stira Alcentra believes that, in most cases, Stira Alcentra shareholders will not have any taxable gain as a result of the Merger. However, if the NAV of the Stira Alcentra Shares increases as of the closing date of the Merger, Stira Alcentra shareholders may have taxable gains. If this occurs, Stira Alcentra shareholders will not receive cash in the Merger to cover any tax obligations since the sole consideration offered is in the form of Priority shares. See “Certain Material U.S. Federal Income Tax Considerations,” for a more complete discussion of the federal income tax implications to Stira Alcentra shareholders of the Merger.
Risks Related to Priority’s Business and Structure
The Priority Board may change its investment objective by providing its stockholders with 60 days’ prior notice, or may modify or waive Priority’s current operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.
Priority’s investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. Priority seeks to achieve Priority’s investment objective by investing, under normal circumstances, at least 80% of Priority’s total assets, or net assets plus borrowings, in senior secured loans, with an emphasis on current income. Priority’s investments may take the form of the purchase of senior secured loans (either in the primary or secondary markets) or through investments in entities that in turn own a pool of senior secured loans. This investment objective may be changed by the Priority Board if Priority provides its stockholders with at least 60 days’ prior notice. In addition, the Priority Board has the authority to modify or waive Priority’s current operating policies, investment criteria and strategies without prior notice and without stockholder approval. Priority cannot predict the effect any changes to Priority’s investment objective, current operating policies, investment criteria and strategies would have on Priority’s business, net asset value, operating results or the value of Priority shares. However, the effects might be adverse, which could negatively impact Priority’s ability to make dividends and other distributions to holders of Priority shares, including former Stira Alcentra shareholders, and cause them to lose all or part of their investment. Moreover, Priority will have significant flexibility in reinvesting the cash and cash equivalents realized from liquidation of Stira Alcentra’s investment portfolio in connection with the Merger in ways with which Stira Alcentra shareholders may not agree. Finally, since Priority shares are not listed on a national securities exchange, Stira Alcentra shareholders will be limited in their ability to sell the Priority shares that they receive in exchange for their Stira Alcentra Shares in the Merger in response to any changes in Priority’s investment objective, operating policies, investment criteria or strategies.
The SEC’s position on certain non-traditional investments, including investments in CLOs, is under review.
The staff of the SEC has undertaken a broad review of the potential risks associated with different asset management activities, focusing on, among other things, liquidity risk and risk from leverage. The staff of the Division of Investment Management has, in correspondence with registered management investment companies, raised questions about the level and special risks of investments in CLOs. While it is not possible to predict what conclusions the staff will reach in these areas, or what recommendations the staff might make to the SEC, the imposition of limitations on investments by registered management investment companies in CLOs could adversely impact Priority’s ability to implement its investment strategy and/or Priority’s ability to raise capital through public offerings, or cause Priority to take certain actions with potential negative impacts on Priority’s financial condition and results of operations. Priority is unable at this time to assess the likelihood or timing of any such regulatory development.
Price declines in the markets for Target Securities, especially equity and junior tranches of CLOs and senior secured loans, may adversely affect the fair value of Priority’s portfolio, reducing Priority’s net asset value through increased net unrealized depreciation.

Prior to the onset of the financial crisis, CLOs, hedge funds and other investment vehicles comprised the majority of the market for purchasing and holding senior secured loans (both with first liens and second liens). As the secondary market pricing of the loans underlying these portfolios deteriorated during the fourth quarter of 2008, it is Priority’s understanding that many investors, as a result of their generally high degrees of leverage, were forced to raise cash by selling their interests in performing loans in order to satisfy margin requirements or the equivalent of margin requirements imposed by their lenders. This resulted in a forced deleveraging cycle of price declines, compulsory sales, and further price declines, with widespread redemption requests and other constraints resulting from the credit crisis generating further selling pressure. The pervasive forced selling and the resultant price declines led to the elimination or significant impairment of many of Priority’s leveraged competitors for investment opportunities, especially those having built their investment portfolios prior to the financial crisis.
While prices appreciated measurably during 2009 and 2010, conditions in the markets for Target Securities may deteriorate again, which may cause pricing levels to decline. As a result, Priority may suffer unrealized depreciation and could incur realized losses in connection with the sale of Priority’s investments, which could have a material adverse impact on Priority’s business, financial condition and results of operations.
Global economic, political and market conditions may adversely affect Priority’s business, results of operations and financial condition, including Priority’s revenue growth and profitability.
The current worldwide financial market situation, as well as various social and political tensions in the United States and around the world, may contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets, and may cause economic uncertainties or deterioration in the U.S. and worldwide. The U.S. and global capital markets experienced extreme volatility and disruption during the economic downturn that began in mid-2007, and the U.S. economy was in a recession for several consecutive calendar quarters during the same period. In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt, which created concerns about the ability of certain nations to continue to service their sovereign debt obligations. Risks resulting from such debt crisis and any future debt crisis in Europe or any similar crisis elsewhere could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in certain countries and the financial condition of financial institutions generally. In July and August 2015, Greece reached agreements with its creditors for bailouts that provide aid in exchange for certain austerity measures. These and similar austerity measures may adversely affect world economic conditions and have an adverse impact on Priority’s business and that of Priority’s portfolio companies. In the second quarter of 2015, stock prices in China experienced a significant drop, resulting primarily from continued sell-off of shares trading in Chinese markets. In August 2015, Chinese authorities sharply devalued China’s currency. In June 2016, the United Kingdom held a referendum in which voters approved an exit from the European Union, which is referred to herein as “Brexit,” and, accordingly, on February 1, 2017, the U.K. Parliament voted in favor of allowing the U.K. government to begin the formal process of Brexit. Brexit created political and economic uncertainty and instability in the global markets (including currency and credit markets), and especially in the United Kingdom and the European Union, and this uncertainty and instability may last indefinitely. Because of the election results in the U.K. in June 2017, there is increased uncertainty on the timing of Brexit. There is continued concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. In addition, the fiscal policy of foreign nations, such as Russia and China, may have a severe impact on the worldwide and U.S. financial markets.
The Republican Party currently controls both the executive branch of the federal government and the U.S. Senate and has a substantial minority of the U.S. House of Representatives, which increases the likelihood that legislation may be adopted that could significantly affect the regulation of U.S. financial markets. Areas subject to potential change, amendment or repeal include the Dodd-Frank Act and the authority of the Federal Reserve and the Financial Stability Oversight Council. The U.S. may also potentially withdraw from or renegotiate various trade agreements and take other actions that would change current trade policies of the U.S. Priority cannot predict which, if any, of these actions will be taken or, if taken, their effect on the financial stability of the U.S. Such actions could have a significant adverse effect on Priority’s business, financial condition and results of operations. Priority cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on Priority’s investments. Although Priority monitors developments and seeks to manage Priority’s investments in a manner consistent with achieving its investment objective, but there can be no assurance that Priority will be successful in doing so.
Legislative or other actions relating to taxes could have a negative effect on Priority.

Legislative or other actions relating to taxes could have a negative effect on Priority or its securityholders. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. At the end of 2017, Congress passed tax reform legislation, which the President then signed into law. This tax reform legislation makes many changes to the Code, including provisions that significantly change the taxation of business entities, the deductibility of interest expense, and the tax treatment of capital investment. Priority cannot predict with certainty how any changes in the tax laws might affect it, its securityholders or its investments. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could significantly and negatively affect Priority’s ability to qualify for tax treatment as a regulated investment company, or RIC, or the U.S. federal income tax consequences to Priority and its stockholders of such qualification, or could have other adverse consequences. Investors are urged to consult with their tax advisor with respect to the status of legislative, regulatory or administrative developments and proposals and their potential effect on an investment in Priority’s securities.
Rising interest rates may adversely affect the value of Priority’s portfolio investments which could have an adverse effect on Priority’s business, financial condition and results of operations.
Priority’s debt investments may be based on floating rates, such as London Interbank Offer Rate, or LIBOR, EURIBOR, the Federal Funds Rate or the Prime Rate. General interest rate fluctuations may have a substantial negative impact on Priority’s investments, the value of Priority’s common stock and Priority’s rate of return on invested capital. A reduction in the interest rates on new investments relative to interest rates on current investments could also have an adverse impact on Priority’s net interest income. An increase in interest rates could decrease the value of any investments Priority hold which earn fixed interest rates, including subordinated loans, senior and junior secured and unsecured debt securities and loans and high yield bonds, and also could increase Priority’s interest expense, thereby decreasing Priority’s net income. Also, an increase in interest rates available to investors could make investment in Priority shares less attractive if Priority is not able to increase its dividend and distribution rate, which could reduce the value of Priority shares.
Priority has issued shares of preferred stock, par value $0.01 per share, or its Preferred Stock, and may borrow money and may issue additional shares of Preferred Stock to finance investments, Priority’s net investment income may depend, in part, upon the difference between the rate at which Priority borrow funds or pay distributions on its Preferred Stock and the rates that Priority’s investments yield. As a result, Priority can offer no assurance that a significant change in market interest rates will not have a material adverse effect on Priority’s net investment income. In periods of rising interest rates, Priority’s cost of funds would increase except to the extent Priority has issued fixed rate debt or Preferred Stock, which could reduce Priority’s net investment income.
Investors should also be aware that a change in the general level of interest rates can be expected to lead to a change in the interest rate that Priority receive on many of its debt investments. Accordingly, a change in the interest rate could make it easier for Priority to meet or exceed the performance threshold and may result in a substantial increase in the amount of incentive fees payable to the Priority Adviser with respect to the portion of the incentive fee payable under Priority’s Investment Advisory Agreement with the Priority Adviser that is based on income.
Changes relating to the LIBOR calculation process may adversely affect the value of the LIBOR-indexed, floating-rate debt securities in Priority’s portfolio.
In the recent past, concerns have been publicized that some of the member banks surveyed by the British Bankers’ Association, or the BBA, in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.
Actions by the BBA, regulators or law enforcement agencies as a result of these or future events, may result in changes to the manner in which LIBOR is determined. Potential changes, or uncertainty related to such potential changes may adversely affect the market for LIBOR-based securities, including Priority’s portfolio of LIBOR-indexed, floating-rate debt securities. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities or the value of Priority’s portfolio of LIBOR-indexed, floating-rate debt securities. On July 27, 2017, the FCA announced that it will no longer persuade or compel banks to submit rates for the calculation of the LIBOR rates after 2021, or the FCA Announcement. Furthermore, in the United States, efforts to identify a set of alternative U.S. dollar reference interest rates include proposals by the Alternative Reference Rates Committee of the Federal Reserve Board and the Federal Reserve Bank of New York. On August 24, 2017, the Federal Reserve Board requested public comment on a proposal by the Federal Reserve Bank of New York, in cooperation with the Office of Financial Research, to produce three new reference rates intended to serve as alternatives to LIBOR. These alternative rates are based on overnight repurchase agreement transactions secured by U.S. Treasury securities. On December 12, 2017, following consideration of public comments, the Federal Reserve Board concluded that the public would benefit if the Federal Reserve Bank of New York published the three proposed reference rates as alternatives to LIBOR, or the “Federal Reserve Board Notice.” In March 2018, the Alternative Rates Reference Committee of the Federal Reserve Board and the Federal Reserve Bank of New York, or the ARRC, published its Second Report discussing, among other things, use of SOFR and other alternative reference rates to LIBOR.
At this time, it is not possible to predict the effect of the FCA Announcement, the Federal Reserve Board Notice, or other regulatory changes or announcements, any establishment of alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom, the United States or elsewhere. As such, the potential effect of any such event on Priority’s net investment income cannot yet be determined. The CLOs in which Priority invests generally contemplate a scenario where LIBOR is no longer available by requiring the CLO administrator to calculate a replacement rate primarily through dealer polling on the applicable measurement date. However, there is uncertainty regarding the effectiveness of the dealer polling processes, including the willingness of banks to provide such quotations, which could adversely impact Priority’s net investment income. Recently, the CLOs in which Priority invests have included, or have been amended to include, language permitting the CLO investment manager to implement a market replacement rate (like those proposed by the ARRC) upon the occurrence of certain material disruption events. However, Priority cannot ensure that all CLOs in which Priority invests will have such provisions, nor can Priority ensure that CLO investment managers will undertake the suggested amendments when able. In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of the CLOs in which Priority invests, is currently unclear. To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and liabilities which could have an adverse impact on Priority’s net investment income and portfolio returns.
Priority’s ability to achieve its investment objective depends on the Priority Adviser’s ability to manage and support its investment process. If the Priority Adviser were to lose access to its professionals, its ability to achieve its investment objective could be significantly harmed.
Since Priority has no employees, Priority depends on the investment expertise, skill and network of business contacts of the Priority Adviser. The Priority Adviser evaluates, negotiates, structures, executes, monitors and services Priority’s investments. Priority’s success depends to a significant extent on the continued service and coordination of the professionals of the Priority Adviser. The departure of any of the Priority Adviser’s professionals could have a material adverse effect on Priority’s ability to achieve its investment objective.
Priority’s ability to achieve its investment objective depends on the Priority Adviser’s ability to identify, analyze, invest in, finance and monitor companies and investments that meet its investment criteria. The Priority Adviser’s capabilities in structuring the investment process, providing competent, attentive and efficient services to Priority, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve its investment objective, the Priority Adviser may from time to time need to hire, train, supervise and manage new investment professionals to participate in its investment selection and monitoring process. The Priority Adviser may not be able to find investment professionals in a timely manner or at all. Failure to support its investment process could have a material adverse effect on its business, financial condition and results of operations.
Priority’s Investment Advisory Agreement with the Priority Adviser and its Investment Administration Agreement with the Prospect Administration both have termination provisions that allow the parties to terminate the agreements without penalty. For example, Priority’s Investment Advisory Agreement may be terminated at any time, without penalty, by the Priority Adviser upon 60 days’ notice to it. If either agreement is terminated, it may adversely affect the quality of Priority’s investment opportunities. In addition, if such agreements are terminated, it may be difficult for Priority to replace the Priority Adviser or Prospect Administration.

Because its business model depends to a significant extent upon relationships with investment banks, commercial banks and CLO collateral managers, the inability of the Priority Adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect its business.
The Priority Adviser depends on its relationships with investment banks, commercial banks and CLO collateral managers, and Priority relies to a significant extent upon these relationships to provide Priority with potential investment opportunities. If the Priority Adviser fails to maintain its existing relationships or develop new relationships with other sources of investment opportunities, Priority may not be able to grow its investment portfolio. In addition, individuals with whom the Priority Adviser has relationships are not obligated to provide Priority with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for it.
Priority may face increasing competition for investment opportunities, which could delay deployment of its capital, reduce returns and result in losses.
Priority competes for investments with other investment companies and investment funds (including private equity funds, mezzanine funds and CLOs), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, invest in Target Securities. As a result of these new entrants, competition for investment opportunities in Target Securities may intensify. Many of Priority’s competitors are substantially larger and have considerably greater financial, technical and marketing resources than Priority does. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to Priority. In addition, some of Priority’s competitors may have higher risk tolerances or different risk assessments than Priority has. These characteristics could allow Priority’s competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than Priority is able to do. Priority may lose investment opportunities if Priority does not match its competitors’ pricing, terms and structure. If Priority is forced to match its competitors’ pricing, terms and structure, Priority may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. A significant part of Priority’s competitive advantage stems from the fact that the market for Target Securities is underserved by financing sources generally. A significant increase in the number and/or the size of its competitors in this target market could force Priority to accept less attractive investment terms. Furthermore, many of Priority’s competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on Priority as a registered closed-end management investment company.
A significant portion of Priority’s investment portfolio is recorded at fair value as determined in good faith pursuant to its valuation procedures and, as a result, there could be uncertainty as to the value of its investments.
Under the 1940 Act, Priority is required to carry its investments at market value or, if there is no readily available market value, at fair value as determined pursuant to its valuation procedures. Typically, there is not a public market for the securities in which Priority invests. Priority’s Target Securities, and particularly its investments in the equity and junior debt tranches of CLOs, are difficult to value by virtue of the fact that they are not publicly traded or actively traded on a secondary market but, instead, are traded on a privately negotiated over-the-counter secondary market for institutional investors. As a result, Priority values these securities quarterly at fair value as determined in good faith pursuant to its valuation procedures. Certain factors that may be considered in determining the fair value of Priority’s investments include dealer quotes for securities traded on the secondary market for institutional investors, the nature and realizable value of any collateral and estimates of the value of securities in which Priority invests, which will be supplied, directly or indirectly, by banks, other market counterparties or pricing systems or estimates approved for such purpose by the Priority Board. Such estimates may be unaudited or may be subject to little verification or other due diligence and may not comply with generally accepted accounting practices or other valuation principles. In addition, these entities may not provide estimates of the value of the securities in which Priority invests on a regular or timely basis or at all with the result that the values of such investments may be estimated by the Priority Adviser on the basis of information available at the time. Because such valuations, and particularly valuations of private securities, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, its determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed or if Priority tried to sell its investments. Due to this uncertainty, Priority’s fair value determinations may cause its net asset value on a given date to materially understate or overstate the value that Priority may ultimately realize upon the sale of one or more of its investments.

There is a risk that investors in Priority shares may not receive dividends and other distributions and that such dividends and other distributions may not grow over time.
Priority make dividends and other distributions to stockholders out of assets legally available for distribution. Priority cannot assure provide assurance to investors that it will achieve investment results that will enable it to make any specified level of cash dividends or other distributions or year-to-year increases in cash dividends or other distributions. In addition, due to the asset coverage test applicable to Priority as a registered closed-end management investment company, it may be limited in its ability to make distributions. In addition, a portion of, or substantially all, of Priority’s distributions paid prior to the termination of its expense support and conditional reimbursement agreement were the result of expense support payments provided by the Priority Adviser that may be subject to repayment by Priority within three years if certain conditions are met. Holders of Priority shares should understand that such distributions may not be based on Priority’s investment performance and can only be sustained if Priority achieves positive investment performance in future periods and/or the Priority Adviser continues to make such expense support payments. Holders of Priority shares should also understand that any reimbursements to the Priority Adviser (if any such reimbursements are made) would reduce the future dividends and other distributions to which such holders would otherwise be entitled. There can be no assurance that Priority will achieve the performance necessary to sustain its level or amount of dividends and other distributions or that Priority will be able to make dividends or other distributions at all.
The amounts of any dividends and other distributions that Priority may make are uncertain and may exceed its earnings. Therefore, portions of those dividends and other distributions may be a return of the invested capital to investors for tax purposes.
Priority intends, subject to change by the Priority Board, to continue to declare dividends and other distributions on a quarterly basis and pay dividends and other distributions on a monthly basis. Priority will pay these dividends and other distributions to its stockholders out of assets legally available for distribution. While the Priority Adviser may agree to limit its expenses to ensure that such expenses are reasonable in relation to its income, Priority cannot assure investors that it will achieve investment results that will allow it to make a targeted level of cash dividends or other distributions or year-to-year increases in cash dividends or other distributions. Priority’s ability to make dividends and other distributions may be adversely affected by, among other things, the impact of one or more of the risk factors described in this joint proxy statement/prospectus. In addition, the inability to satisfy the asset coverage test applicable to Priority as an investment company registered under the 1940 Act may limit its ability to make dividends and other distributions. All dividends and other distributions will be paid at the discretion of the Priority Board and will depend on its earnings, Priority’s financial condition, maintenance of its status as a RIC under Subchapter M of the Code, compliance with applicable investment company regulations and such other factors as the Priority Board may deem relevant from time to time. Priority cannot assure investors that it will be able to make dividends or other distributions to its stockholders in the future. In the event that Priority encounters delays in locating suitable investment opportunities, it may make all or a substantial portion of its dividends and other distributions from the proceeds of securities offerings and/or from borrowings in anticipation of future cash flow, which may constitute a return of investors’ capital. Such a return of capital is not immediately taxable, but reduces investors’ tax basis in its Priority shares, which may result in the investor recognizing more gain (or less loss) when its Priority shares are sold. Dividends and other distributions from the proceeds of Priority’s securities offerings and/or from borrowings will occur after payment of fees and expenses and could reduce the amount of capital that Priority has available to invest in investments.
If Priority internalizes its management and administrative functions, investors’ interests in Priority could be diluted, and Priority could incur other significant costs associated with being self-managed.
The Priority Board may decide in the future to internalize its management and administrative functions. If it does so, Priority may elect to negotiate to acquire certain assets and personnel of the Priority Adviser, Prospect Capital Management or Prospect Administration, among other things. At this time, Priority cannot anticipate the form or amount of consideration or other terms relating to any such acquisition. Such consideration could take many forms, including cash payments, promissory notes and Priority shares. The payment of such consideration could result in dilution of investors’ as stockholders and could reduce the earnings per share attributable to their investments.
In addition, while Priority would no longer bear the costs of the various fees and expenses that it expects to pay to the Priority Adviser and Prospect Administration under the Investment Advisory Agreement and Administration Agreement, respectively, and to Destra Capital Investments LLC, or Destra, pursuant to an investor services agreement, or the Investor Services Agreement, Priority would incur the compensation and benefits costs of its officers and other employees and consultants that are now being paid by the Priority Adviser or its affiliates. In addition, Priority may issue equity awards to officers, employees and consultants. These awards would decrease net income and may further dilute investors’ investments. Priority cannot reasonably estimate the amount of fees that Priority would save or the costs that Priority would incur if it became self-managed. If the expenses that Priority assumes as a result of an internalization are higher than the expenses that it avoids paying to the Priority Adviser, Priority’s earnings per share would be lower as a result of the internalization than it otherwise would have been, potentially decreasing the amount of funds available to distribute to its stockholders and the value of its shares. As Priority is currently organized, Priority does have any employees. If Priority elects to internalize its operations, it would employ personnel and be subject to potential liabilities commonly faced by employers, such as workers disability and compensation claims and other employee-related liabilities and grievances.
If Priority internalizes its management functions, Priority could have difficulty integrating these functions as a stand-alone entity. Currently, individuals employed by Prospect Capital Management, Prospect Administration and their affiliates perform asset management and general and administrative functions, including accounting and financial reporting, for multiple entities. These personnel have a great deal of know-how and experience. Priority may fail to properly identify the appropriate mix of personnel and capital needs to operate as a stand-alone entity. An inability to manage an internalization transaction effectively could thus result in its incurring excess costs and/or suffering deficiencies in its disclosure controls and procedures or its internal control over financial reporting. Such deficiencies could cause Priority to incur additional costs, and its management’s attention could be diverted from effectively managing its investments.
Efforts by Priority to comply with the Sarbanes-Oxley Act involve significant expenditures, and non-compliance with such regulations could adversely affect it.
Priority is subject to the Sarbanes-Oxley Act and the related rules and regulations promulgated by the SEC. Priority is required to periodically review its internal control over financial reporting, and evaluate and disclose changes in its internal controls over financial reporting. Priority’s development and maintenance of an effective system of internal controls requires significant expenditures, which could negatively impact its financial performance and ability to make distributions. This process also diverts some of management’s time and attention. Priority cannot be certain as to completion of its evaluation, testing and remediation actions or the impact of the same on its operations and may not be able to ensure that the process is effective or that its internal controls over financial reporting are or will be effective in a timely manner. In the event that Priority is unable to develop or maintain an effective system of internal controls and maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, it may be adversely affected.
Changes in laws or regulations governing Prospect’s operations may adversely affect its business or cause it to alter its business strategy.
Priority, the Target Securities in which Priority invests, and the companies whose securities are held by CLOs are subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted from time to time, including those governing the types of investments that Priority is permitted to make, any of which could harm Priority and its stockholders, potentially with retroactive effect.
Additionally, any changes to the laws and regulations governing its operations in the future relating to permitted investments may cause Priority to alter its investment strategy to avail itself of new or different investment opportunities. Such changes could result in material differences to its strategies and plans as set forth in this joint proxy statement/prospectus and may result in its investment focus shifting from the areas of expertise of the Priority Adviser to other types of investments in which the Priority Adviser may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on Priority’s results of operations and the value of its investors’ investments.
Changes in the laws or regulations or the interpretations of the laws and regulations that govern registered closed-end management investment companies, RICs or non-depository commercial lenders could significantly affect Priority’s operations and its cost of doing business. Priority’s portfolio companies are subject to federal, state and local laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, any of which could materially adversely affect Priority’s business, including with respect to the types of investments that it is permitted to make, and investors’ interests as stockholder of Priority, potentially with retroactive effect. In addition, any changes to the laws and regulations governing Priority’s operations relating to permitted investments may cause Priority to alter its investment strategy in order to avail itself of new or different opportunities. These changes could result in material changes to the strategies and plans set forth in this joint proxy statement/prospectus and may result in its investment focus shifting from the areas of expertise of the Priority Adviser to other types of investments in which the Priority Adviser may have less expertise or little or no experience. Any such changes, if they occur, could have a material adverse effect on Priority’s business, results of operations and financial condition and, consequently, the value of its investors’ investments in Priority.
Over the last several years, there has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. While it cannot be known at this time whether these regulations will be implemented or what form they will take, increased regulation of non-bank credit extension could negatively impact Priority’s operations, cash flows or financial condition, impose additional costs on it, intensify the regulatory supervision of Priority or otherwise adversely affect its business.
The application of the risk retention rules under U.S. and EU law to CLOs may have broader effects on the CLO and loan markets in general, potentially resulting in fewer or less desirable investment opportunities for it.
Section 941 of the Dodd-Frank Act added a provision to the Securities Exchange Act of 1934, as amended, requiring that the seller, sponsor or securitizer of a securitization vehicle retain no less than 5% of the credit risk in assets that it sells into a securitization and prohibiting such securitizer from directly or indirectly hedging or otherwise transferring the retained credit risk. The responsible federal agencies adopted final rules implementing these restrictions on October 22, 2014. The risk retention rules became effective with respect to CLOs two years after publication in the Federal Register. Under the final rules, the asset manager of a CLO is considered the sponsor of a securitization vehicle and is required to retain 5% of the credit risk in the CLO, which may be retained horizontally in the equity tranche of the CLO or vertically as a 5% interest in each tranche of the securities issued by the CLO. Although the final rules contain an exemption from such requirements for the asset manager of a CLO if, among other things, the originator or lead arranger of all of the loans acquired by the CLO retains such risk at the asset level and, upon origination of such asset, takes a loan tranche of at least 20% of the aggregate principal balance, it is possible that the originators and lead arrangers of loans in this market will not agree to assume this risk or provide such retention at origination of the asset in a manner that would provide meaningful relief from the risk retention requirements for CLO managers.
Priority believes that the U.S. risk retention requirements imposed for CLO managers under Section 941 of the Dodd-Frank Act has created some uncertainty in the market in regard to future CLO issuance. Given that certain CLO managers may require that capital provider partners satisfy this requirement, Priority believes that this may create additional risks for Priority in the future.
On February 9, 2018, a panel of the United States Court of Appeals for the District of Columbia Circuit ruled that certain federal agencies described below exceeded their authority under the Dodd-Frank Act in adopting the final rules as applied to asset managers of open-market CLOs. The agencies can request that the full court rehear the case, and if the full court agrees to rehear the case, there can be no assurance as to how long the court will take to issue its decision or whether the full court will reach the same ruling as that of the panel. The period for the federal agencies responsible for the Final U.S. Risk Retention Rules, or the “Applicable Agencies,” to petition for en banc review of the DC Circuit Ruling has expired and the Applicable Agencies have not filed a petition for certiorari requesting the case to be heard by the United States Supreme Court. Pending resolution of any such rehearing or appeal, the final rules continue to apply to asset managers of open-market CLOs. Since the Applicable Agencies have not successfully challenged the DC Circuit Ruling and the DC District Court has issued the above described order implementing the DC Circuit Ruling, collateral managers of open market CLOs are no longer required to comply with the Final U.S. Risk Retention Rules at this time. As such, it is possible that some collateral managers of open market CLOs will decide to dispose of the notes constituting the “eligible vertical interest” or “eligible horizontal interest” they were previously required to retain, or decide take other action with respect to such notes that is not otherwise permitted by the Final U.S. Risk Retention Rules.
There can be no assurance or representation that any of the transactions, structures or arrangements currently under consideration by or currently used by CLO market participants will comply with the Final U.S. Risk Retention Rules to the extent such rules are reinstated or otherwise become applicable to open market CLOs. The ultimate impact of the Final U.S. Risk Retention Rules on the loan securitization market and the leveraged loan market generally remains uncertain, and any negative impact on secondary market liquidity for securities comprising a CLO may be experienced due to the effects of the Final U.S. Risk Retention Rules on market expectations or uncertainty, the relative appeal of other investments not impacted by the Final U.S. Risk Retention Rules and other factors.
In the European Union, there has also been an increase in political and regulatory scrutiny of the securitization industry. This has resulted in a number of measures for increased regulation which are currently at various stages of implementation. In particular, investors that are credit institutions or investment firms regulated in a Member State of the European Economic Area, or the “EEA,” or consolidated affiliates thereof, should be aware of Part Five (Articles 404-410) of the European Union Capital Requirements Regulation, or the “CRR,” as supplemented by Commission Delegated Regulation (EU) No 625/2014 of March 13, 2014 and Commission Implementing Regulation (EU) No 602/2014 of June 4, 2014, or collectively, the CRR Requirements. Article 405 of the CRR restricts such credit institutions and investment firms, together with consolidated group affiliates thereof, each a CRR Investor, from investing in securitizations unless the originator, sponsor or original lender in respect of the relevant securitization has explicitly disclosed to the CRR Investor that it will retain, on an ongoing basis, a net economic interest of not less than 5% in respect of certain specified credit risk tranches or asset exposures as contemplated by Article 405 of the CRR. Article 406 of the CRR requires a CRR Investor to be able to demonstrate that it has undertaken certain due diligence in respect of, amongst other things, its investment in the securitization and the exposures underlying the securitization, and that procedures are established for monitoring the performance of the underlying exposures on an on-going basis. Failure by a CRR Investor to comply with one or more of the requirements set out in the CRR may result in the imposition of a penal capital charge on such CRR Investor’s investment.
Investors who are EEA-regulated managers of alternative investment funds should be aware of Article 17 of the European Union Alternative Investment Fund Managers Directive, or the AIFMD, as implemented by Section 5 of Chapter III of Commission Delegated Regulation (EU) No 231/2013, or the AIFMR, and together with Article 17 of the AIFMD, the AIFM Requirements. The provisions of Section 5 of Chapter III of the AIFMR provide for risk retention and due diligence requirements in respect of EEA-regulated alternative investment fund managers which assume exposure to the credit risk of a securitization on behalf of one or more alternative investment funds that they manage. While such requirements are similar to those which apply under Part Five of the CRR, they are not identical and, in particular, additional due diligence obligations apply to the relevant alternative investment fund managers. Risk retention and due diligence requirements similar to those in AIFMR apply to investments in securitizations by EEA insurance and reinsurance undertakings under Article 135(2) of EU Directive 2009/138/EC on the taking-up and pursuit of the business of insurance and reinsurance (Solvency II), as supplemented by Articles 254-257 of Commission Delegated Regulation (EU) No 2015/35, or the Solvency II Regulation, or collectively, the Solvency II Requirements. Similar requirements are scheduled to apply in the future to investments in securitizations by the same types and additional types of EEA institutional investors pursuant to the Securitisation Regulation referred to below. The CRR Requirements, the AIFM Requirements and the Solvency II Requirements are referred to collectively as the EU Securitization Retention Requirements.
The existing EU Securitization Retention Requirements will be replaced by new requirements to apply to securitizations in respect of which the relevant securities are issued on or after January 1, 2019. The principal EU regulation to implement the new EU securitization retention requirements and establish a general framework for securitization, or Securitization Regulation, was adopted by the European Parliament and the Council of the European Union as Regulation (EU) 2017/2402 of December 12, 2017. On and after January 1, 2019, the EU securitization retention requirements in the Securitization Regulation will apply to the types of regulated investors covered by the existing EU Securitization Retention Requirements and also to (a) certain investment companies authorized in accordance with Directive 2009/65/EC, and managing companies as defined in that Directive, and (b) institutions for occupational retirement provision falling within the scope of Directive (EU) 2016/2341 (subject to certain exceptions), and certain investment managers and authorized entities appointed by such institutions. There will be material differences between those new EU securitization retention requirements and those in effect on the date of this joint proxy statement/prospectus, and certain aspects of the new EU securitization retention requirements are to be specified in new regulatory technical standards which have not yet been adopted or published in final form. With regard to securitizations of which the securities are issued before January 1, 2019, investors that are subject to the existing EU Securitization Retention Requirements will continue to be subject to those existing EU Securitization Retention Requirements (as in effect on December 31, 2018).

All CLOs issued in Europe are generally structured in compliance with the existing EU Securitization Retention Requirements so that prospective investors subject to the existing EU Securitization Retention Requirements can invest in compliance with such requirements. To the extent a CLO is structured in compliance with the EU Securitization Retention Requirements, Priority’s ability to invest in the residual tranches of such CLOs could be limited, or it could be required to hold its investment for the life of the CLO. If a CLO has not been structured to comply with the EU Securitization Retention Requirements, that will limit the ability of EEA-regulated institutional investors to purchase CLO securities, which may adversely affect the price and liquidity of the securities (including the residual tranche) in the secondary market. Additionally, the EU Securitization Retention Requirements have reduced the issuance of new CLOs and reduced the liquidity provided by CLOs to the leveraged loan market generally. Reduced liquidity in the loan market could reduce investment opportunities for collateral managers, which could negatively affect the return of its investments. Any reduction in the volume and liquidity provided by CLOs to the leveraged loan market could also reduce opportunities to redeem or refinance the securities comprising a CLO in an optional redemption or refinancing and could negatively affect the ability of obligors to refinance their collateral obligations, either of which developments could increase defaulted obligations above historic levels.
Priority may experience fluctuations in its quarterly results.
Priority could experience fluctuations in its quarterly operating results due to a number of factors, including its ability or inability to make investments that meet its investment criteria, the yield earned or interest rate payable on the securities that Priority acquires, the level of its expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which Priority encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.
Priority may be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.
Priority is classified as “non-diversified” under the 1940 Act. As a result, Priority can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. Priority may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. Priority intends to maintain its status as a RIC under Subchapter M of the Code, and thus Priority intends to satisfy the diversification requirements of Subchapter M, including its less stringent diversification requirements that apply to the percentage of its total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and certain other securities.
Regulations governing Priority’s operation as a registered closed-end management investment company may adversely impact Priority’s ability to raise additional capital and the way in which it does so. As a registered closed-end management investment company, the necessity of raising additional capital may expose Priority to risks, including the typical risks associated with leverage.
In addition to Priority’s outstanding shares of Series A Term Preferred Stock due 2025, or Series A Term Preferred Stock, its Series B Term Preferred Stock due 2023, or Series B Term Preferred Stock, and Series C Term Preferred Stock due 2024, or the Series C Term Preferred Stock, Priority may in the future issue debt securities or additional shares of Preferred Stock and/or borrow money from banks or other financial institutions, which are collectively referred to as senior securities, up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, Priority is permitted, as a registered closed-end management investment company, to issue senior securities representing indebtedness so long as its asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of Priority’s gross assets (less all liabilities and indebtedness not represented by senior securities) to its outstanding senior securities representing indebtedness, is at least 300% after each issuance of such senior securities. In addition, Priority is permitted to issue additional shares of preferred stock so long as its asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of its gross assets (less all liabilities and indebtedness not represented by senior securities) to its outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of its outstanding Preferred Stock, is at least 200% after each issuance of such preferred stock. If the value of Priority’s assets declines, it may be unable to satisfy these tests. If that happens, Priority may be required to sell a portion of its investments and, depending on the nature of Priority’s leverage, repay a portion of its indebtedness or redeem outstanding shares of Preferred Stock, in each case at a time when doing so may be disadvantageous. Also, any amounts that Priority uses to service its indebtedness or preferred dividends would not be available for distributions to its common stockholders.

Furthermore, as a result of issuing senior securities, Priority is exposed to typical risks associated with leverage, including an increased risk of loss. Priority’s Preferred Stock, including its shares of Series A, Series B and Series C Term Preferred Stock, ranks “senior” to common stock in its capital structure, but ranks “junior” to any secured indebtedness Priority currently has outstanding or incurs in the future.
Priority is generally not able to issue and sell its shares at a price below its per share NAV, other than in connection with a rights offering to its existing stockholders. Priority may, however, sell shares below its per share NAV if the Priority Board determines that such sale is in the best interests of Priority and its stockholders, and its stockholders approve such sale. In any such case, the price at which its securities are to be issued and sold may not be less than a price that, in the determination of the Priority Board, closely approximates the market value of such securities (less any distributing commission or discount). If Priority raises additional funds by issuing more shares, then the percentage ownership of its stockholders at that time will decrease, and its investors may experience dilution.
Priority’s ability to enter into transactions with its affiliates is restricted.
Priority is prohibited under the 1940 Act from participating in certain transactions with its affiliates without the prior approval of the SEC. Any person that owns, directly or indirectly, 5% or more of its outstanding voting securities is an affiliate for purposes of the 1940 Act and Priority is generally prohibited from buying or selling any securities from or to such affiliate. The 1940 Act also prohibits certain “joint” transactions with certain of Priority’s affiliates, which could include investments in the same portfolio company or CLO (whether at the same or different times), without prior approval of the SEC. If a person acquires more than 25% of its voting securities, Priority will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit Priority’s ability to transact business with its officers or directors or its affiliates. As a result of these restrictions, Priority may be prohibited from buying or selling any security from or to any portfolio company or CLO of an investment fund managed by the Priority Adviser or its affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to it.
Priority is uncertain of its sources for funding its future capital needs; if Priority cannot obtain equity or debt financing on acceptable terms, its ability to acquire investments and to expand its operations will be adversely affected.
Priority’s net proceeds from sales of its shares are used for investment opportunities, operating expenses and payment of various fees and expenses, such as base management fees, incentive fees and other fees. Any working capital reserves that Priority maintains may not be sufficient for investment purposes, and Priority may require additional debt or equity financing to operate. Accordingly, in the event that Priority develop a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to it. Consequently, if Priority cannot obtain debt or equity financing on acceptable terms, its ability to acquire investments and to expand its operations will be adversely affected. As a result, Priority would be less able to broaden its portfolio and achieve its investment objective, which may negatively impact its results of operations and reduce its ability to make distributions to its stockholders.
If Priority fails to maintain an effective system of internal control over financial reporting, it may not be able to accurately report its financial results or prevent fraud. As a result, Priority’s stockholders could lose confidence in its financial and other public reporting, which would harm its business and its ability to continue to make offerings of its shares.
Effective internal controls over financial reporting are necessary for Priority to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. Any failure to implement required new or improved controls, or difficulties encountered in their implementation could cause Priority to fail to meet its reporting obligations. In addition, any testing by Priority conducted in connection with Section 404 of the Sarbanes-Oxley Act, or the subsequent testing by its independent registered public accounting firm (when undertaken, as noted below), may reveal deficiencies in its internal controls over financial reporting that are deemed to be material weaknesses or that may require prospective or retroactive changes to its consolidated financial statements or identify other areas for further attention or improvement. Inadequate internal controls could also cause investors and lenders to lose confidence in Priority’s reported financial information, which could have a negative effect on its ability to continue make offerings of its shares.

Priority may experience cyber-security incidents and are subject to cyber-security risks. Failure of cyber-security systems, as well as the occurrence of events unanticipated in its disaster recovery systems and management continuity planning, could impair Priority’s ability to conduct business effectively.
Priority’s business operations rely upon secure information technology systems for data processing, storage and reporting. Despite careful security and controls design, implementation and updating, Priority’s information technology systems could become subject to cyber-attacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Cyberattacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Network, system, application and data breaches could result in operational disruptions or information misappropriation, which could have a material adverse effect on Priority’s business, results of operations and financial condition. Like other companies, Priority may experience threats to its data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, Priority’s computer systems and networks, or otherwise cause interruptions or malfunctions in its operations, which could result in damage to its reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.
The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in Priority’s disaster recovery systems, or a support failure from external providers, could have an adverse effect on its ability to conduct business and on its results of operations and financial condition, particularly if those events affect its computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of Priority’s managers were unavailable in the event of a disaster, its ability to effectively conduct its business could be severely compromised.
Cyber-security failures or breaches by the Priority Adviser, any future sub-adviser(s), the Prospect Administrator and other service providers (including, but not limited to, accountants, custodians, transfer agents and administrators), and the issuers of securities in which Priority invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with its ability to calculate its net asset value, impediments to trading, the inability of its stockholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While Priority has established a business continuity plan in the event of, and risk management systems to prevent, such cyberattacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, Priority cannot control the cyber security plans and systems put in place by its service providers and issuers in which Priority invests. Priority and its stockholders could be negatively impacted as a result.
Priority is dependent on information systems and systems failures could significantly disrupt its business, which may, in turn, negatively affect its ability to operate, including its ability to make dividends and other distributions.
Priority’s business is dependent on its and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in its activities. Priority’s financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond its control and adversely affect its business. There could be:

•	sudden electrical or telecommunications outages;

•	natural disasters such as earthquakes, tornadoes and hurricanes;

•	disease pandemics;

•	events arising from local or larger scale political or social matters, including terrorist acts; and

•	cyber-attacks.

These events, in turn, could have a material adverse effect on its operating results and negatively affect Priority’s ability to operate effectively, including its ability to make dividends and other distributions to stockholders.
Risks Related to an Investment in Priority shares
The Priority shares to be received by Stira Alcentra shareholders in connection with the Merger will not be listed on an exchange or quoted through a quotation system for the foreseeable future, if ever. Therefore, Stira Alcentra shareholders will have limited liquidity and may not receive a full return of their invested capital if they sell their Priority shares.
The Priority shares issued to Stira Alcentra shareholders in connection with the Merger are illiquid assets for which there is not expected to be any secondary market, nor is it expected that any will develop in the foreseeable future, if ever. Priority intends to pursue a liquidity event for its stockholders, such as a public listing of its shares, following the earlier of the expiration of the offering period and the completion of its common stock offering, subject to then-current market conditions. Priority expects that it may take up to three years after the completion of its common stock offering to complete a liquidity event. On May 30, 2017, the Priority Board approved an extension of its offering until the earlier of (i) November 2, 2019, or (ii) the date upon which 150,000,000 shares have been sold in the course of the offering of Priority shares, unless further extended by the Priority Board. This offering will be complete when Priority has sold the maximum number of shares offered thereby, or earlier in the event that Priority determine in its sole discretion to cease offering additional shares for sale to investors. The Priority Board, in the exercise of its fiduciary duties to its stockholders, may determine to pursue a liquidity event when it believes that then-current market conditions are favorable for a liquidity event and that such liquidity event is in the best interests of Priority. A liquidity event could include, among other things, (1) the sale of all or substantially all of its assets, either on a complete portfolio basis or individually followed by a liquidation, (2) listing of its shares on a national securities exchange or (3) a merger or another transaction approved by the Priority Board in which Priority stockholders receive cash or shares of a publicly traded company. Prior to the completion of a liquidity event, Priority’s share repurchase program may provide a limited opportunity for investors to achieve liquidity, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price that investors paid for the Priority shares being repurchased. See “Share Repurchase Program of Priority Income Fund, Inc.” for a detailed description of Priority’s share repurchase program. However, the completion of a liquidity event is in the sole discretion of the Priority Board, and depending upon the type of liquidity event, it may also require Priority stockholder approval. Accordingly, there can be no assurance that Priority will complete a liquidity event within its proposed timeframe, if at all. If Priority does not successfully complete a liquidity event, liquidity for an investor’s Priority shares will be limited to its share repurchase program, which Priority has no obligation to maintain.
In making the decision whether to apply for listing of its shares, Priority’s directors will try to determine whether listing of its shares or liquidating its assets will result in greater value for its stockholders. In making a determination of what type of liquidity event is in the best interest of Priority, Priority’s Board, including its independent directors, may consider a variety of criteria, including, but not limited to, market conditions, portfolio diversification, portfolio performance, its financial condition, potential access to capital as a listed company, market conditions for the sale of its assets or listing of its shares, and the potential for stockholder liquidity. Even if its shares are listed, Priority cannot assure investors that a public trading market will develop for them. Further, even if Priority does complete a liquidity event, investors may not receive a return of all of their invested capital.
Priority is not obligated to complete a liquidity event by a specified date; therefore, it will be difficult or impossible for an investor to sell its Priority shares.
Priority’s securities are not currently listed on any securities exchange, and Priority does not expect a public market for them to develop in the foreseeable future, if ever. Therefore, stockholders should not expect to be able to sell their Priority shares promptly or at a desired price. No stockholder will have the right to require Priority to repurchase its shares or any portion thereof. Because no public market exists for Priority shares, and none is expected to develop, stockholders will not be able to liquidate their investment prior to its liquidation or the occurrence of another liquidity event, other than through Priority’s share repurchase program, or, in limited circumstances, as a result of transfers of shares to other eligible investors. Stockholders that are unable to sell their shares will be unable to reduce their exposure on any market downturn.
Priority intends to pursue a liquidity event for its stockholders, such as a public listing of its shares, immediately following the earlier of the expiration of the offering period and completion of its common stock offering, which is referred to herein as the “Offering,” subject to then-current market conditions. Priority expects that it may take up to three years after completion of the Offering to complete a liquidity event. On May 30, 2017, the Priority Board approved an extension of the Offering period until the earlier of (i) November 2, 2019, or (ii) the date upon which 150,000,000 shares have been sold in the course of the Offering, unless further extended by the Priority Board. The Offering will be complete when Priority has sold the maximum number of shares offered thereby, or earlier in the event Priority determines in its sole discretion to cease offering additional shares for sale to investors in the Offering. A liquidity event could include, among other things, (1) the sale of all or substantially all of Priority’s assets, either on a complete portfolio basis or individually followed by a liquidation, (2) listing of Priority’s shares on a national securities exchange, or (3) a merger or another transaction involving Priority that is approved by the Priority Board in which its stockholders will receive cash or shares of a publicly traded company. However, the completion of a liquidity event is in the sole discretion of the Priority Board and, depending upon its structure, it may require stockholder approval. Accordingly, there can be no assurance that Priority will complete a liquidity event within its proposed timeframe, if at all. If Priority does not successfully complete a liquidity event, liquidity for an investor’s Priority shares will be limited to its share repurchase program, which it has no obligation to maintain.
Priority intends to continue to offer to repurchase your Priority shares on a quarterly basis, though Priority is under no obligation to do so. As a result you will have limited opportunities to sell your Priority shares and, to the extent you are able to sell your Priority shares under the share repurchase program, you may not be able to recover the amount of your investment in your Priority shares.
Priority intends to continue to make repurchase offers under its share repurchase program to allow you to sell Priority your Priority shares on a quarterly basis at a price equal to the then-current net asset value per share of the Priority shares, measured as of the date of repurchase. The share repurchase program includes numerous restrictions that limit your ability to sell your Priority shares. Priority intends to limit the number of Priority shares that may be repurchased pursuant to its share repurchase program as follows: (1) Priority intends to limit the number of Priority shares that it can repurchase under its share repurchase program during any calendar year to the number of Priority shares that it can repurchase with dollar amounts retained by Priority as a result of issuing additional Priority shares, rather than making cash dividends or other distributions on outstanding Priority shares, under the Priority distribution reinvestment program, although, at the discretion of the Priority Board, Priority may also use cash on hand, cash available from borrowings and cash from liquidation of investments as of the end of the applicable period to repurchase Priority shares; (2) Priority does not currently intend to repurchase Priority shares in any calendar year in excess of 20% of the weighted average number of Priority shares outstanding in the prior calendar year, or 5% in each quarter; and (3) to the extent that the number of Priority shares submitted to Priority for repurchase exceeds the number of Priority shares that it is able to repurchase, Priority will repurchase Priority shares on a pro rata basis (subject to odd-lot priority), not on a first-come, first-served basis. Further, Priority will have no obligation to repurchase Priority shares if the repurchase would violate the restrictions on distributions under federal law or Maryland law, which prohibits distributions that would cause a corporation to fail to meet statutory tests of solvency. These limits may prevent Priority from accommodating all repurchase requests made in any year. Also, if you invest through a fee-based program, also known as a wrap account, of an investment dealer, your liquidity may be further restricted by the terms and conditions of such program, which may limit your ability to request the repurchase of your Priority shares that are held in such account. Priority may discontinue or change the terms and conditions of its share repurchase program at any time in the sole discretion of the Priority Board. Accordingly, Priority’s share repurchase program has many limitations and should not be relied upon as a method to sell Priority shares promptly and at a desired price.
The timing of Priority’s repurchase offers pursuant to its share repurchase program may be at a time that is disadvantageous to its stockholders.
When Priority makes quarterly repurchase offers for Priority shares pursuant to its share repurchase program, Priority may offer to repurchase Priority shares at a price that is lower than the price that investors paid for Priority shares in the applicable offering. As a result, to the extent investors have the ability to sell their Priority shares to Priority as part of its share repurchase program, the price at which an investor may sell Priority shares, which will be equal to the then-current net asset value per share of Priority shares as of the date of repurchase, may be lower than what an investor paid in connection with the purchase of such Priority shares in the applicable offering.
In addition, in the event an investor chooses to participate in Priority’s share repurchase program, the investor will be required to provide Priority with notice of intent to participate prior to knowing what the net asset value per share of Priority shares and consequently the repurchase price will be on the repurchase date. Although an investor will have the ability to withdraw a repurchase request prior to the repurchase date, to the extent an investor seeks to sell Priority shares to Priority as part of its share repurchase program, the investor will be required to do so without knowledge of what the repurchase price of its Priority shares will be on the repurchase date.
Priority may be unable to invest a significant portion of the net proceeds of the Offering on acceptable terms within an acceptable timeframe.
Delays in investing the net proceeds of the Offering may impair Priority’s investment performance. Priority cannot assure you that it will be able to identify any investments that meet its investment objective or that any investment that Priority makes will produce a positive return. Priority may be unable to invest the net proceeds of the Offering on acceptable terms within the time period that Priority anticipate or at all, which could harm its financial condition and operating results.
Before making investments, Priority will invest the net proceeds of the Offering in temporary investments, such as cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less, which Priority expects will have returns substantially lower than the returns that Priority anticipate earning from investments in CLO securities and related investments. As a result, Priority may not have as great an ability to pay distributions while its portfolio is not fully invested in securities meeting its investment objective as Priority may be able to when its portfolio is fully invested in securities meeting its investment objective.
Your interest in Priority will be diluted if Priority issues additional Priority shares, which could reduce the overall value of an investment in Priority.
Potential investors will not have preemptive rights to any shares Priority issue in the future. Priority’s charter authorizes it to issue 200,000,000 shares of stock. Pursuant to Priority’s charter, a majority of the Priority Board may amend its charter to increase the number of authorized shares of stock without stockholder approval. After an investor purchases shares, the Priority Board may elect to sell additional shares, issue equity interests in private offerings and/or issue share-based awards to its independent directors or investment personnel of the Priority Adviser. To the extent that Priority issues additional equity interests after an investor purchases its Priority shares, an investor’s percentage ownership interest in Priority will be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of its investments, you may also experience dilution in the book value and fair value of your shares.
Certain provisions of Priority’s charter and bylaws could deter takeover attempts and have an adverse impact on the value of Priority shares.
Priority’s charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire it. Priority’s charter classifies the Priority Board into three staggered classes, with directors in each class elected to hold office for a term expiring at the annual meeting of its stockholders held in the third year following their election and until their successors are duly elected and qualify, and provides that a director may be removed only for “cause,” as defined in the charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.
Under Priority’s charter, certain charter amendments and certain transactions such as a merger, conversion to an open-end company, liquidation, or other transactions that may result in a change of control of it, must be approved by stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter, unless the matter has been approved by at least two-thirds of its “continuing directors,” as defined in its charter. Additionally, the Priority Boardmay, without stockholder action, authorize the issuance of shares in one or more classes or series, including preferred shares, and the Priority Board may, without stockholder action, amend Priority’s charter to increase the number of its shares of any class or series that Priority has authority to issue. These and other takeover defense provisions may inhibit a change of control in circumstances that could give the holders of Priority shares the opportunity to realize a premium over the value of their shares.
Priority has entered into a royalty-free license to use the name “Priority Income Fund, Inc.” which may be terminated if the Priority Adviser is no longer its investment adviser.
Priority entered into a royalty-free license agreement with the Priority Adviser. Under the agreement, the Priority Adviser granted Priority a non-exclusive license to use the name “Priority Income Fund, Inc.” and Priority has the right to use the “Priority Income Fund, Inc.” name for so long as the Priority Adviser remains its investment adviser.

Risks Related to the Priority Adviser and Priority’s Affiliates
The Priority Adviser and its affiliates, including its officers and some of its directors, will face conflicts of interest caused by compensation arrangements with Priority and its affiliates, which could result in actions that are not in the best interests of its stockholders.
The Priority Adviser and its affiliates will receive substantial fees from Priority in return for their services, and these fees could influence the advice they provide to it. Among other matters, the compensation arrangements could affect their judgment with respect to public offerings of equity by Priority, which allow the dealer manager to earn additional dealer manager fees and the Priority Adviser to earn increased asset management fees. In addition, if Priority decides to utilize leverage, it will increase its assets under management and, as a result, will increase the amount of management fees payable to the Priority Adviser.
Priority may be obligated to pay the Priority Adviser incentive compensation even if Priority incurs a net loss due to a decline in the value of its portfolio.
Priority’s Investment Advisory Agreement entitles the Priority Adviser to receive incentive compensation on income regardless of any capital losses. In such case, Priority may be required to pay the Priority Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of its portfolio or if Priority incurs a net loss for that quarter.
Any incentive fee payable by Priority that relates to its net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If an investment defaults and was structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the subordinated incentive fee will become uncollectible. The Priority Adviser is not under any obligation to reimburse Priority for any part of the subordinated incentive fee it received that was based on accrued income that Priority never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in its paying a subordinated incentive fee on income Priority never received.
The Priority Adviser’s professionals’ time and resources may be diverted due to obligations they have to other clients.
The Priority Adviser’s professionals serve or may serve as officers, directors or principals of other entities that operate in the same or a related line of business as Priority does, or of other investment funds, accounts and/or other investment vehicles. In serving in these multiple capacities, those personnel may have obligations to other clients or investors in those other investment vehicles, the fulfillment of which may not be in Priority’s best interests or in the best interest of its stockholders. Priority’s investment objective may overlap with the investment objectives of those other investment vehicles. For example, Priority rely on the Priority Adviser to manage its day-to-day activities and to implement its investment strategy. The Priority Adviser and certain of its affiliates are currently, and plan in the future to continue to be, involved with activities which are unrelated to Priority. As a result of these activities, the Priority Adviser, its personnel and certain of its affiliates will have conflicts of interest in allocating their time and resources between Priority and other activities in which they are or may become involved, including, but not limited to, the management of Prospect Capital Management and Prospect Capital Corporation. The Priority Adviser and its personnel will devote only as much of its or their time and resources to its business as the Priority Adviser and its personnel, in their judgment, determine is reasonably required, which may be substantially less than their full time and resources.
Furthermore, the Priority Adviser and its affiliates may have existing business relationships or access to material, non-public information that may prevent them from recommending investment opportunities to Priority that would otherwise fit within its investment objective. These activities could be viewed as creating a conflict of interest in that the time, effort and ability of the members of the Priority Adviser and its affiliates and their officers and employees will not be devoted exclusively to Priority’s business, but will instead be allocated between Priority and the management of the monies of other advisees of the Priority Adviser and its affiliates.
Priority may face additional competition due to the fact that individuals associated with the Priority Adviser are not prohibited from raising money for or managing other investment vehicles that make the same types of investments that Priority targets.
The Priority Adviser’s professionals are not prohibited from raising money for and managing another investment vehicles that make the same types of investments as those that Priority targets. For example, certain professionals of the Priority Adviser are simultaneously providing advisory services to other affiliated entities, including Prospect

Capital Management, which serves as the investment adviser to Prospect Capital Corporation, and Pathway Capital Opportunity Fund, Inc., or Pathway. Prospect Capital Corporation is a publicly-traded business development company that focuses on generating current income and, to a lesser extent, long-term capital appreciation for stockholders, primarily by making investments in senior secured loans, subordinated debt, unsecured debt, Target Securities and equity of portfolio companies. As a result, the time and resources that the Priority Adviser’s professionals may devote to Priority may be diverted to another investment entity. In addition, Priority may compete with any such investment vehicle for the same investors and investment opportunities. Priority has received an exemptive order from the SEC, which is referred to as the Order, granting Priority the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Priority Adviser or certain affiliates, including Prospect Capital Corporation and Pathway, subject to the conditions included therein. Under the terms of the Order permitting Priority to co-invest with other funds managed by the Priority Adviser or its affiliates, a majority of its independent directors who have no financial interest in the transaction must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to Priority and its stockholders and do not involve overreaching of Priority or its stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of its stockholders and is consistent with its investment objective and strategies. The Order also imposes reporting and record keeping requirements and limitations on transactional fees. Priority may only co-invest with certain entities affiliated with the Priority Adviser in negotiated transactions originated by the Priority Adviser or its affiliates in accordance with such Order and existing regulatory guidance. See “Certain Relationships and Related Party Transactions—Allocation of Investments” in this joint proxy statement/prospectus. To the extent Priority is able to make co-investments with the Priority Adviser’s affiliates, these co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among Priority and the other participating accounts.
Affiliates of the Priority Adviser have no obligation to make their originated investment opportunities available to the Priority Adviser or to it, and such opportunities may be provided to Prospect Capital Corporation or another affiliate of the Priority Adviser.
To mitigate the foregoing conflicts, the Priority Adviser and its affiliates will seek to allocate portfolio transactions on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments, the applicable investment programs and portfolio positions, the clients for which participation is appropriate and any other factors deemed appropriate.
Priority’s incentive fee may induce the Priority Adviser to make speculative investments.
The subordinated incentive fee payable by Priority to the Priority Adviser may create an incentive for it to make investments on Priority’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the subordinated incentive fee payable to the Priority Adviser is determined may encourage it to use leverage to increase the return on its investments. In addition, the fact that Priority’s base management fee is payable based upon its average total assets, which would include any borrowings for investment purposes, may encourage the Priority Adviser to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of a default, which would adversely affect holders of its common stock. Such a practice could result in Priority’s investing in more speculative securities than would otherwise be in its best interests, which could result in higher investment losses, particularly during cyclical economic downturns.
Risks Related to Priority’s Investments
Priority’s investments in CLOs may be riskier and less transparent to Priority and its stockholders than direct investments in the underlying companies.
Priority may invest in senior secured loans directly or indirectly through securities issued by CLOs. However, it has invested primarily in the equity and junior debt tranches of CLOs. Generally, Priority will be required to disclose less information regarding the underlying debt investments held by CLOs than if Priority had invested directly in the debt of the underlying companies. As a result, Priority stockholders will not know the details of the underlying securities of the CLOs in which Priority invests. Priority’s investments in the equity and junior debt tranches of CLOs will also be subject to the risk of leverage associated with the debt issued by such CLOs and the repayment priority of senior debt holders in such CLOs. Priority’s investments in CLOs may be risky, and Priority could lose all or part of its investment.

CLOs typically will have no significant assets other than their underlying senior secured loans; payments on CLO investments are and will be payable solely from the cashflows from such senior secured loans.
CLOs typically will have no significant assets other than their underlying senior secured loans. Accordingly, payments on CLO investments are and will be payable solely from the cashflows from such senior secured loans, net of all management fees and other expenses. Payments to Priority as a holder of CLO investments are and will be made only after payments due on the senior notes (and, where applicable, the junior secured notes) from time to time have been made in full. This means that relatively small numbers of defaults of senior secured loans may adversely impact Priority’s returns.
The senior loan portfolios of the CLOs in which Priority invests may be concentrated in a limited number of industries or borrowers, which may subject those vehicles, and in turn it, to a risk of significant loss if there is a downturn in a particular industry in which a number of a CLO’s investments are concentrated.
The CLOs in which Priority invests may have senior loan portfolios that are concentrated in a limited number of industries or borrowers. A downturn in any particular industry or borrower in which a CLO is heavily invested may subject that vehicle, and in turn it, to a risk of significant loss and could significantly impact the aggregate returns Priority realize. If an industry in which a CLO is heavily invested suffers from adverse business or economic conditions, a material portion of Priority’s investment in that CLO could be affected adversely, which, in turn, could adversely affect its financial position and results of operations.
Priority’s CLO investments are exposed to leveraged credit risk.
Priority may be in a subordinated position with respect to realized losses on the senior secured loans underlying Priority’s investments in the equity and junior debt tranches of CLOs. The leveraged nature of equity and junior debt tranches of CLOs, in particular, magnifies the adverse impact of senior secured loan defaults. CLO investments represent a leveraged investment with respect to the underlying senior secured loans. Therefore, changes in the market value of the CLO investments could be greater than the change in the market value of the underlying senior secured loans, which are subject to credit, liquidity and interest rate risk.
Changes in credit spreads may adversely affect Priority’s profitability and result in realized and unrealized depreciation on its investments.
The performance of Priority’s CLO equity investments will depend, in a large part, upon the spread between the rate at which the CLO borrows funds and the rate at which it lends these funds. Any reduction of the spread between the rate at which the CLO invests and the rate at which it borrows may adversely affect the CLO equity investor’s profitability. Additionally, changes in credit spreads could lead to refinancing (paying off the existing senior secured loan with the proceeds from a new loan) or repricing (reducing the interest rate on an existing senior secured loan) of the senior secured loans that make up a CLO’s portfolio, which would result in a decline in the yield to the CLO’s equity investors and a corresponding loss on investment.
During the 2018 fiscal year, Priority has observed a continuance in the rate of refinancings in senior secured loans albeit at slower pace than during the 2017 fiscal year. Total refinancing volume was $89.6 billion in the first six calendar months of 2018, compared to $119.5 billion in the first six calendar months of 2017. The $274.4 billion of new senior secured loans issued in the first six calendar months of 2018 excludes $256.7 billion of senior secured loan repricings, where corporate borrowers were able to reduce the spread over LIBOR via an amendment. This compares to $295.7 billion of new senior secured loans issued in the first six calendar months of 2017 and $336.1 million of repricings during the same period.
Because CLO equity investors are paid the residual income after the CLO debt tranches receive contractual interest payments, a reduction in the weighted average spread of the senior secured loans underlying a CLO will reduce the income flowing to CLO equity investors. As a result, CLO investors will experience realized and unrealized depreciation in periods of prolonged spread compression. If these conditions continue, the CLO investors, such as Priority, may lose some or all of their investment.
Priority’s net asset value per share was $13.07 at January 18, 2019 compared to $13.47 at June 30, 2018, representing a 2.97% decline. The decline in net asset value per share since June 30, 2018 is primarily a function of unrealized valuation changes driven by the volatility experienced in financial markets.
There is the potential for interruption and deferral of cashflow.
If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO (e.g., due to senior secured loan defaults), then cashflow that otherwise would have been available to pay the distribution on the CLO investments may instead be used to redeem any senior notes or to purchase additional senior secured loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full. This could result in an elimination, reduction or deferral in the distribution and/or principal paid to the holders of the CLO investments, which would adversely impact Priority’s returns.
Investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.
Priority’s investment strategy involves investments in securities issued by foreign entities, including foreign CLOs. Investing in foreign entities may expose Priority to additional risks not typically associated with investing in U.S. issuers. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Further, Priority, and the CLOs in which Priority invests, may have difficulty enforcing creditor’s rights in foreign jurisdictions. In addition, the underlying companies of the CLOs in which Priority invests may be foreign, which may create greater exposure for Priority to foreign economic developments.
Although Priority’s investments are U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. Priority may employ hedging techniques to minimize these risks, but Priority can offer no assurance that Priority will, in fact, hedge currency risk, or that if Priority does, such strategies will be effective.
Priority’s investments in Target Securities may be illiquid.
Priority may invest a substantial percentage of its portfolio in securities that are considered illiquid. “Illiquid securities” are securities which cannot be sold within seven days in the ordinary course of business at approximately the value used by Priority in determining its net asset value. Priority may not be able to readily dispose of such securities at prices that approximate those at which Priority could sell such securities if they were more widely-traded and, as a result of such illiquidity, Priority may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Limited liquidity can also affect the volatility and market price of securities, thereby adversely affecting Priority’s net asset value and ability to make dividend distributions. Target Securities may not be readily marketable and may be subject to restrictions on resale. Target Securities loans are generally not listed on any U.S. national securities exchange and no active trading market may exist for the securities in which Priority will invest. Although a secondary market may exist for Priority’s investments, the market for its investments may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, these types of investments may be more difficult to value. In addition, Priority believes that ownership of Target Securities has generally been distributed across a wide range of holders, some of whom Priority believes may continue to face near- to intermediate-term liquidity issues. Further, Priority believes that larger institutional investors with sufficient resources to source, analyze and negotiate the purchase of these assets may refrain from purchases of the size that Priority is targeting, thereby reducing the prospective investor population, which would limit Priority’s ability to sell its Target Securities if Priority choose to or need to do so. Priority has no limitation on the amount of its assets which may be invested in securities that are not readily marketable or are subject to restrictions on resale.
Priority may invest in assets with no or limited performance or operating history.
Priority may invest in assets with no or limited investment history or performance record upon which the Priority Adviser will be able to evaluate their likely performance. Priority’s investments in entities with no or limited operating history are subject to all of the risks and uncertainties associated with a new business, including the risk that such entities will not achieve target returns. Consequently, Priority’s profitability, net asset value and share price could be adversely affected.
Priority is exposed to underlying borrower fraud through the Target Securities held in its portfolio.
Investing in Target Securities involves the possibility of Priority’s investments being subject to potential losses arising from material misrepresentation or omission on the part of borrowers whose senior secured loans it holds, either directly or indirectly through CLOs. Such inaccuracy or incompleteness may adversely affect the valuation of

Priority’s investments or may adversely affect the ability of the relevant investment to perfect or effectuate a lien on the collateral securing the loan. The CLOs in which Priority will invest will rely upon the accuracy and completeness of representations made by the underlying borrowers to the extent reasonable, but cannot guarantee such accuracy or completeness. In addition, the quality of Priority’s investments in Target Securities is subject to the accuracy of representations made by the underlying issuers. In addition, Priority is subject to the risk that the systems used by the CLO collateral managers to control for such accuracy are defective.
The payment of underlying portfolio manager fees and other charges could adversely impact Priority’s returns.
Priority may invest in securities where the underlying portfolios may be subject to management, administration and incentive or performance fees, in addition to those payable by Priority. Payment of such additional fees could adversely impact the returns that Priority achieves.
The inability of a CLO collateral manager to reinvest the proceeds of the prepayment of senior secured loans may adversely affect Priority’s investment in that CLO.
There can be no assurance that, in relation to any CLO investment, in the event that any of the senior secured loans of a CLO underlying such investment are prepaid, the CLO collateral manager will be able to reinvest such proceeds in new senior secured loans with equivalent investment returns. If the CLO collateral manager cannot reinvest in new senior secured loans with equivalent investment returns, the interest proceeds available to pay interest on the rated liabilities and investments of the CLO may be adversely affected.
Priority’s investments are subject to prepayments and calls, increasing re-investment risk.
Priority’s investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on their value. Prepayment rates are influenced by changes in interest rates and a variety of economic, geographic and other factors beyond Priority’s control and consequently cannot be predicted with certainty. In addition, for a CLO collateral manager there is often a strong incentive to refinance well performing portfolios once the senior tranches amortize. The yield to maturity of the investments will depend on, inter alia, the amount and timing of payments of principal on the loans and the price paid for the investments. Such yield may be adversely affected by a higher or lower than anticipated rate of prepayments of the debt.
Furthermore, Priority’s investments generally will not contain optional call provisions, other than a call at the option of the holders of the equity tranches for the senior notes and the junior secured notes to be paid in full after the expiration of an initial period in the deal (referred to as the “non-call period”).
The exercise of the call option is by the relevant percentage (usually a majority) of the holders of the equity tranches and, therefore, where Priority does not hold the relevant percentage Priority will not be able to control the timing of the exercise of the call option. The equity tranches also generally have a call at any time based on certain tax event triggers. In any event, the call can only be exercised by the holders of equity tranches if they can demonstrate (in accordance with the detailed provisions in the transaction documents) that the senior notes and junior secured notes will be paid in full if the call is exercised.
Early prepayments and/or the exercise of a call option other than at Priority’s request may also give rise to increased re-investment risk with respect to certain investments, as Priority may realize excess cash earlier than expected. If Priority is unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid, this may reduce its net income and, consequently, could have an adverse impact on its ability to pay dividends.
Priority will have limited control of the administration and amendment of senior secured loans owned by the CLOs in which Priority invests.
Priority will not be able to directly enforce any rights and remedies in the event of a default of a senior secured loan held by a CLO. In addition, the terms and conditions of the senior secured loans underlying Priority’s investments in the equity and junior debt tranches of CLOs may be amended, modified or waived only by the agreement of the underlying lenders. Generally, any such agreement must include a majority or a super majority (measured by outstanding loans or commitments) or, in certain circumstances, a unanimous vote of the lenders. Consequently, the terms and conditions of the payment obligations arising from senior secured loans could be modified, amended or waived in a manner contrary to its preferences.
Priority will have no influence on management of underlying investments managed by non-affiliated third party CLO collateral managers.

Priority will not be responsible for and will have no influence over the asset management of the portfolios underlying the CLO investments that Priority holds where those portfolios are managed by non-affiliated third party CLO collateral managers. Similarly, Priority will not be responsible for and will have no influence over the day-to-day management, administration or any other aspect of the issuers of the individual securities. As a result, the values of the portfolios underlying Priority’s CLO investments could decrease as a result of decisions made by third party CLO collateral managers.
Priority will have limited control of the administration and amendment of any CLO in which Priority invests.
The terms and conditions of Target Securities may be amended, modified or waived only by the agreement of the underlying security holders. Generally, any such agreement must include a majority or a super majority (measured by outstanding amounts) or, in certain circumstances, a unanimous vote of the security holders. Consequently, the terms and conditions of the payment obligation arising from the CLOs in which Priority invests be modified, amended or waived in a manner contrary to its preferences.
Senior secured loans of CLOs may be sold and replaced resulting in a loss to it.
The senior secured loans underlying Priority’s CLO investments may be sold and replacement collateral purchased within the parameters set out in the relevant CLO indenture between the CLO and the CLO trustee and those parameters may typically only be amended, modified or waived by the agreement of a majority of the holders of the senior notes and/or the junior secured notes and/or the equity tranche once the CLO has been established. If these transactions result in a net loss, the magnitude of the loss from the perspective of the equity tranche would be increased by the leveraged nature of the investment.
Priority’s financial results may be affected adversely if one or more of its significant equity or junior debt investments in a CLO defaults on its payment obligations or fails to perform as Priority expects.
Priority expects that a majority of its portfolio will consist of equity and junior debt investments in CLOs, which involve a number of significant risks. CLOs are typically highly levered (~10 times), and therefore the junior debt and equity tranches that Priority will invest in are subject to a higher risk of total loss. As of December 31, 2018, the range of leverage ratios of the CLO investments in Priority’s portfolio was 5.8 times to 16.8 times, excluding investments that have been called for redemption, and the weighted average was 9.4 times. In particular, investors in CLOs indirectly bear risks of the underlying debt investments held by such CLOs. Priority will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or the entity that sponsored the CLOs. Although it is difficult to predict whether the prices of indices and securities underlying CLOs will rise or fall, these prices (and, therefore, the prices of the CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally.
The investments that Priority makes in CLOs will likely be thinly traded or have only limited trading markets. CLO investments are typically privately offered and sold in the primary and secondary markets. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from the underlying senior secured loans will not be adequate to make interest or other payments; (ii) the quality of the underlying senior secured loans may decline in value or default; and (iii) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO or unexpected investment results. Further, Priority’s investments in equity and junior debt tranches of CLOs will be subordinate to the senior debt tranches thereof.
Investments in structured vehicles, including equity and junior debt instruments issued by CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations. Additionally, changes in the underlying senior secured loans held by a CLO may cause payments on the instruments Priority hold to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which Priority invests, are less liquid than many other types of securities and may be more volatile than the senior secured loans underlying the CLOs in which Priority invests.
Non-investment grade or “junk” debt involves a greater risk of default and higher price volatility than investment grade debt.
The senior secured loans underlying Priority’s CLO investments typically will be BB or B rated (non-investment grade or “junk”) and in limited circumstances, unrated, senior secured loans. Non-investment grade or “junk”

securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default and higher price volatility than investment grade debt.
Priority’s investments in CLOs may be subject to special anti-deferral provisions that could result in Priority incurring tax or recognizing income prior to receive cash distributions related to such income.
Priority anticipate that the CLOs in which Priority invests may constitute “passive foreign investment companies,” or PFICs. If Priority acquire shares in a PFIC (including in CLOs that are PFICs), Priority may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by Priority to its stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require Priority to recognize its share of the PFICs’ income for each year regardless of whether Priority receives any distributions from such PFICs. Priority must nonetheless distribute such income to maintain its tax treatment as a RIC.
If Priority holds more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation, or CFC (including in a CLO treated as a CFC), Priority may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to its pro rata share of the foreign corporation’s income for the tax year (including both ordinary earnings and capital gains). If Priority is required to include such deemed distributions from a CFC in its income, Priority will be required to distribute such income to maintain its RIC tax treatment, regardless of whether or not the CFC makes an actual distribution during such year.
If Priority is required to include amounts in income prior to receiving distributions representing such income, Priority may have to sell some of its investments at times and/or at prices Priority would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If Priority is not able to obtain cash from other sources, Priority may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.
Proposed regulations may impact Priority’s ability to qualify as a RIC if Priority does not receive timely distributions from its CLO investments.
As discussed above, Priority may be required to include in Priority’s income its proportionate share of the income of certain CLO investments to the extent that such CLOs are PFICs for which Priority has made a qualifying electing fund, or QEF, election or are CFCs. To qualify as a RIC, Priority must, among other thing, derive in each taxable year at least 90% of its gross income from certain sources specified in the Code, which is referred to herein as the “90% Income Test.” Although the Code generally provides that the income inclusions from a QEF or a CFC will be ‘‘good income’’ for purposes of the 90% Income Test to the extent that the QEF or the CFC distributes such income to Priority in the same taxable year to which the income is included in its income, the Code does not specifically provide whether these income inclusions would be ‘‘good income’’ for the 90% Income Test if Priority does not receive distributions from the QEF or CFC during such taxable year. The IRS has issued a series of private rulings in which it has concluded that all income inclusions from a QEF or a CFC included in a RIC’s gross income would constitute ‘‘good income’’ for purposes of the 90% Income Test. Such rulings are not binding on the IRS except with respect to the taxpayers to whom such rulings were issued. Accordingly, under current law, Priority believe that the income inclusions from a CLO that is a QEF or a CFC would be ‘‘good income’’ for purposes of the 90% Income Test. Recently, the IRS and U.S. Treasury Department issued proposed regulations that provide that the income inclusions from a QEF or a CFC would not be good income for purposes of the 90% Income Test unless Priority receive a cash distribution from such entity in the same year attributable to the included income. If such income were not considered ‘‘good income’’ for purposes of the 90% Income Test, Priority may fail to qualify as a RIC. If these regulations are finalized, Priority will carefully monitor its investments in CLOs to avoid disqualification as a RIC.
The CLOs in which Priority invests may be subject to withholding tax if they fail to comply with certain reporting requirements.
Legislation commonly referred to as the ‘‘Foreign Account Tax Compliance Act,’’ or FATCA, imposes a withholding tax of 30% on payments of U.S. source interest and distributions, and gross proceeds from the disposition of an instrument that produces U.S. source interest or distributions paid after December 31, 2018, to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its U.S. account holders and its U.S. owners. Most CLOs in which Priority invests will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO in which Priority invests fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to equity and junior debt holders in such CLO, which could materially and adversely affect its operating results and cash flows.
To the extent OID and PIK interest constitute a portion of its income, Priority will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.
Priority’s investments may include original issue discount, or OID, instruments and payment in kind, or PIK, interest arrangements, which represents contractual interest added to a loan balance and due at the end of such loan’s term. To the extent OID or PIK interest constitute a portion of its income, Priority is exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

•
The higher interest rates of OID and PIK instruments reflect the payment deferral and increased credit risk associated with these instruments, and OID and PIK instruments generally represent a significantly higher credit risk than coupon loans.

•	Even if the accounting conditions for income accrual are met, the borrower could still default when Priority’s actual collection is supposed to occur at the maturity of the obligation.

•
OID and PIK instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. OID and PIK income may also create uncertainty about the source of Priority’s cash distributions.

For accounting purposes, any cash distributions to stockholders representing OID and PIK income are not treated as coming from paid-in capital, even if the cash to pay them comes from offering proceeds. As a result, despite the fact that a distribution representing OID and PIK income could be paid out of amounts invested by its stockholders, the 1940 Act does not require that stockholders be given notice of this fact by reporting it as a return of capital.
Risks Related to Priority’s Capital Structure and Leverage
Priority’s borrowings, including the Series A, Series B and Series C Term Preferred Stock, expose it to additional risks, including the typical risks associated with leverage, and could adversely affect its business, financial condition and results of operations.
Priority has incurred leverage through the issuance of the Series A, Series B and Series C Term Preferred Stock. Priority may incur additional leverage, directly or indirectly, through one or more special purpose vehicles, indebtedness for borrowed money, additional shares of Preferred Stock, debt securities and other structures and instruments, in significant amounts and on terms that the Priority Adviser and the Priority Board deem appropriate, subject to applicable limitations under the 1940 Act. Such leverage may be used for the acquisition and financing of Priority’s investments, to pay fees and expenses and for other purposes. Such leverage may be secured and/or unsecured. Any such leverage does not include leverage embedded or inherent in the CLOs in which Priority invests or in derivative instruments in which Priority may invest. Accordingly, there is a layering of leverage in its overall structure.
The more leverage that Priority employs, the more likely a substantial change will occur in its NAV. Accordingly, any event that adversely affects the value of an investment would be magnified to the extent leverage is utilized. For instance, any decrease in Priority’s income would cause net income to decline more sharply than it would have had Priority not borrowed. Such a decline could also negatively affect Priority’s ability to make distributions and other payments to its securityholders. Leverage is generally considered a speculative investment technique. Priority’s ability to service any debt that it incurs will depend largely on its financial performance and will be subject to prevailing economic conditions and competitive pressures. The cumulative effect of the use of leverage with respect to any investments in a market that moves adversely to such investments could result in a substantial loss that would be greater than if Priority’s investments were not leveraged.
As a registered closed-end management investment company, Priority will generally be required to meet certain asset coverage requirements, as defined under the 1940 Act, with respect to any senior securities. With respect to senior securities representing indebtedness (i.e., borrowings or deemed borrowings, including notes), other than temporary borrowings as defined under the 1940 Act, Priority is required under current law to have an asset coverage of at least 300%, measured at the time of borrowing and calculated as the ratio of Priority’s total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of Priority’s outstanding senior securities representing indebtedness. With respect to senior securities that are stock (i.e., its Preferred Stock), Priority is required under current law to have an asset coverage of at least 200%, measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of its total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of its outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock. If legislation were passed that modifies this section of the 1940 Act and increases the amount of senior securities that Priority may incur, Priority may increase its leverage to the extent then permitted by the 1940 Act and the risks associated with an investment in Priority may increase.
If Priority’s asset coverage declines below 300% (or 200%, as applicable), Priority would not be able to incur additional debt or issue additional Preferred Stock, and could be required by law to sell a portion of its investments to repay some debt or redeem shares of Series A, Series B and Series C Term Preferred Stock when it is disadvantageous to do so, which could have a material adverse effect on its operations, and Priority may not be able to make certain distributions or pay dividends of an amount necessary to continue to be subject to tax as a RIC. The amount of leverage that Priority employs will depend on the Priority Adviser’s and the Priority Board’s assessment of market and other factors at the time of any proposed borrowing. Priority cannot provide any assurance to investors that it will be able to obtain credit at all or on terms acceptable to it.
In addition, any debt facility into which Priority may enter would likely impose financial and operating covenants that restrict its business activities, including limitations that could hinder its ability to finance additional loans and investments or to make the distributions required to maintain its ability to be subject to tax as a RIC under Subchapter M of the Code.
Illustration. The following table is furnished in response to the requirements of the SEC and illustrates the effect of leverage on returns from an investment in Priority shares, assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below. The calculation assumes (i) $457.0 million in total assets, (ii) an average cost of funds of 6.445%, (iii) $34 million in Series A Term Preferred Stock outstanding for 12 months, $25.0 million in Series B Term Preferred Stock outstanding for 12 months and $40.25 million in Series C Term Preferred Stock outstanding for 12 months (iv) $346.9 million of shareholders’ equity.

Assumed Return on Priority’s Portfolio (net of expenses)	(10)%	(5)%	0%	5%	10%
Corresponding Return to Stockholder	(15.0)%	(8.4)%	(1.8)%	4.7%	11.3%

The assumed portfolio return is required by regulation of the SEC and is not a prediction of, and does not represent, Priority’s projected or actual performance. Actual returns may be greater or less than those appearing in the table.
Priority’s borrowings may increase the potential for loss on amounts invested in Priority and, therefore, the risk of investing in it.
In addition to its outstanding shares of Preferred Stock, Priority may issue additional debt securities or Preferred Stock and/or borrow money from banks or other financial institutions. The use of borrowings, also known as leverage, increases the volatility of investments and magnifies the potential for loss for Priority’s investors. If Priority uses leverage to partially finance its investments, through borrowing from banks and other lenders, Priority stockholders will experience increased risks of investing in Priority shares. If the value of Priority’s assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had Priority not leveraged. Similarly, any decrease in Priority’s income would cause net income attributable to its stockholders to decline more sharply than it would have had Priority not borrowed. Such a decline could negatively affect its ability to make distribution payments, including to holders of its shares of Preferred Stock. Leverage is generally considered a speculative investment technique. In addition, the decision to utilize leverage will increase its assets and, as a result, will increase the amount of management fees payable to the Priority Adviser.
Changes in interest rates may affect Priority’s cost of capital and net investment income.

Because Priority finances its investments, in part, using leverage, including the Series A, Series B and Series C Term Preferred Stock and any future issuances of Preferred Stock or other borrowings, its net investment income will depend, in part, upon the difference between the rate at which Priority borrow funds and the rate at which Priority invests those funds. As a result, Priority can offer no assurance that a significant change in market interest rates will not have a material adverse effect on its net investment income. In periods of rising interest rates when Priority has debt outstanding, its cost of funds will increase, which could reduce its net investment income. Priority expects that its long-term fixed-rate investments will be financed primarily with equity and long-term debt. Priority may use interest rate risk management techniques in an effort to limit its exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit Priority’s ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on its business, financial condition and results of operations.
Also, Priority has limited experience in entering into hedging transactions, and Priority may have to purchase or develop such expertise.
You should also be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to its debt investments. Accordingly, an increase in interest rates may make it easier for Priority to meet or exceed the subordinated incentive fee preferred return and may result in a substantial increase of the amount of incentive fees payable to the Priority Adviser with respect to pre-incentive fee net investment income. See “Priority Investment Advisory Agreement.”
Holders of any preferred stock that Priority issues have the right to elect members of the Priority Board and class voting rights on certain matters.
Holders of Priority’s Preferred Stock have, and any Preferred Stock that Priority might issue in the future would have, the right to elect members of the Priority Board and class voting rights on certain matters. Holders of the Series A, Series B and Series C Term Preferred Stock have, and any Preferred Stock Priority might issue in the future would have, voting separately as a single class, the right to elect two members of the Priority Board at all times and, in the event dividends become two full years in arrears, would have the right to elect a majority of the directors until such arrearage is completely eliminated. In addition, preferred stockholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status, and accordingly can veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of Priority shares and Preferred Stock, both by the 1940 Act and by requirements imposed by rating agencies or the terms of its credit facilities, might impair its ability to maintain its qualification as a RIC for federal income tax purposes. While Priority would intend to redeem its outstanding shares of its Preferred Stock to the extent necessary to enable Priority to distribute its income as required to maintain its qualification as a RIC, there can be no assurance that such actions could be effected in time to meet the tax requirements.
Federal Income Tax Risks
Priority will be subject to corporate-level income tax if Priority is unable to qualify as a RIC under Subchapter M of the Code or to satisfy RIC distribution requirements.
To maintain RIC tax treatment under the Code, Priority must meet the following annual distribution, income source and asset diversification requirements.

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The annual distribution requirement for a RIC will be satisfied if Priority distributes to its stockholders on an annual basis at least 90% of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Priority is subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict it from making distributions necessary to satisfy the distribution requirement. If Priority is unable to obtain cash from other sources, it could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

•	The income source requirement will be satisfied if Priority obtains at least 90% of its income for each year from dividends, interest, gains from the sale of shares or securities or similar sources.

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The asset diversification requirement will be satisfied if Priority meets certain asset diversification requirements at the end of each quarter of each taxable year. To satisfy this requirement, at least 50% of the value of Priority’s assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs and other acceptable securities; and no more than 25% of the value of its assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by Priority and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in Priority having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of Priority’s investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.
If Priority fails to qualify for or maintain RIC tax treatment for any reason and becomes subject to corporate income tax, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions.
Priority may have difficulty paying its required distributions if it recognizes income before or without receiving cash representing such income.
For federal income tax purposes, Priority may be required to recognize taxable income in circumstances in which it does not receive a corresponding payment in cash. For example, if Priority holds debt or equity investments that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, debt instruments that were issued with warrants), it must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by Priority in the same taxable year. Priority may also have to include in income other amounts that it has not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Priority anticipates that a portion of its income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, Priority may elect to amortize market discounts and include such amounts in its taxable income in the current year, instead of upon disposition, as an election not to do so would limit its ability to deduct interest expenses for tax purposes.
The recognition of income in connection with investments that Priority purchases with original issue discount may result in the payment of an incentive fee to the Priority Adviser without a corresponding receipt of cash income.
In the event that Priority recognizes loan interest income in excess of the cash that Priority receives in connection with an investment that it purchases with original issue discount, Priority may be required to liquidate assets in order to pay a portion of the incentive fee. The Priority Adviser, however, is not required to reimburse Priority for the portion of any incentive fees attributable to non-cash income in the event of a subsequent default on such investment and non-payment of such non-cash income.
Because any original issue discount or other amounts accrued will be included in Priority’s investment company taxable income for the year of the accrual, Priority may be required to make a distribution to its stockholders in order to satisfy the annual distribution requirement, even though it will not have received any corresponding cash amount. As a result, Priority may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under the Code. Priority may have to sell some of its investments at times and/or at prices that it would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If Priority is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. If Priority fails to qualify for or maintain RIC tax treatment for any reason and becomes subject to corporate income tax, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions.
If Priority does not qualify as a “publicly offered regulated investment company,” as defined in the Code, you will be taxed as though you received a distribution of some of its expenses.
A “publicly offered regulated investment company” is a RIC whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. If Priority is not a publicly offered RIC for any period, a non-corporate stockholder’s allocable portion of its affected expenses, including its management fees, will be treated as an additional distribution to the stockholder and will not be deductible for non-corporate taxpayers for the 2018 through 2025 tax years. While Priority has qualified for tax-treatment as a RIC since its first tax year, there can be no assurance that Priority will continue to qualify in any of its taxable years.

Priority may in the future choose to pay dividends in part in its own stock, in which case you may be required to pay tax in excess of the cash you receive.
Priority may distribute taxable dividends that are payable in cash or shares of its common stock at the election of each stockholder. In accordance with guidance issued by the Internal Revenue Service, a publicly traded RIC should generally be eligible to treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder is permitted to elect to receive his or her distribution in either cash or stock of the RIC (even where there is a limitation on the percentage of the distribution payable in cash, provided that the limitation is at least 20%), subject to the satisfaction of certain guidelines. If too many stockholders elect to receive cash, each stockholder electing to receive cash generally must receive a portion of his or her distribution in cash (with the balance of the distribution paid in stock). If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the distribution paid in stock generally will be a taxable distribution in an amount equal to the amount of cash that could have been received instead of stock. If Priority decides to make any such distributions that are payable in part in its stock, taxable stockholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, its stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of its current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the price such stockholder receives in the sale. Furthermore, with respect to non-U.S. stockholders, Priority may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock.
Risks Related to Stira Alcentra

The following risk factors represent risks associated with Stira Alcentra and an investment in Stira Alcentra Shares. If the Merger is completed in the manner contemplated by the Merger Agreement, Stira Alcentra will be merged with and into Priority, with Priority as the surviving entity. Following the completion of the Merger, Stira Alcentra shareholders will own Priority shares and be subject to the risks and uncertainties related to Priority and the Priority shares described elsewhere in this joint proxy statement/prospectus. The risks related to Stira Alcentra and an investment in Stira Alcentra Shares, therefore, are presented solely as a comparison to the risks related to Priority and an investment in Priority shares.
Risks Related to Stira Alcentra’s Investment Strategies and Fund Investments
Middle-Market Companies Risk
Investing in middle market companies involves a number of significant risks, including:

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they may have limited financial resources and may be unable to meet their obligations under their debt securities that Stira Alcentra holds, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of Stira Alcentra realizing on any guarantees that Stira Alcentra may have obtained in connection with its investment;

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they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as to general economic downturns;

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they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the company and, in turn, on Stira Alcentra;

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they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

•	they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity; and

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a portion of Stira Alcentra’s income may be non-cash income, such as contractual PIK interest, which represents interest added to the loan balance and due at the end of the loan term. Instruments bearing PIK interest typically carry higher interest rates as a result of their payment deferral and increased credit risk. When Stira Alcentra recognizes income in connection with PIK interest, there is a risk that such income may become uncollectable if the borrower defaults.

Stira Alcentra’s portfolio consists primarily of credit instruments of middle-market companies. Stira Alcentra considers lower middle-market and middle-market companies to be companies having annual earnings, before interest, taxes, depreciation and amortization, or EBITDA, of between $5 million and $50 million and/or revenues of between $25 million and $750 million, which are referred to herein as “Middle-Market Companies.” Investing in Middle-Market Companies involves a number of significant risks. Typically, the debt in which Stira Alcentra invests is not initially rated by any rating agency; however, if such investments were rated, they would likely be below investment grade (commonly referred to as “high-yield” or “junk” securities). Compared to larger publicly owned companies, Middle-Market Companies may be in a weaker financial position and experience wider variations in their operating results, which may make them more vulnerable to economic downturns and other business disruptions. These companies generally need more capital to compete; however, their access to capital is limited and their cost of capital is often higher than that of their competitors. Stira Alcentra’s portfolio companies face intense competition from larger companies with greater financial, technical and marketing resources and their success will depend on the managerial talents and efforts of an individual or a small group of persons. Therefore, the loss of any of their key employees could affect a portfolio company’s ability to compete effectively and harm its financial condition. Further, some of these companies may conduct business in regulated industries that are susceptible to regulatory changes. These factors could impair the cash flow of Stira Alcentra’s portfolio companies and result in other events, such as bankruptcy. These events could limit a portfolio company’s ability to repay its obligations to Stira Alcentra, which may have an adverse effect on the return on, or the recovery of, its investment in these businesses. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in the value of the loan’s collateral and the fair market value of the loan, which may materially impact Stira Alcentra’s operations.
Some of these companies cannot obtain financing from public capital markets or from traditional credit sources, such as commercial banks. Accordingly, loans made to these types of companies pose a higher default risk than loans made to companies that have access to traditional credit sources.
Risk of Investing in Leveraged Portfolio Companies
Investment in leveraged companies involves a number of significant risks. Leveraged companies in which Stira Alcentra may invest may have limited financial resources and may be unable to meet their obligations under their loans and debt securities that Stira Alcentra holds. Such developments may be accompanied by deterioration in the value of any collateral and a reduction in the likelihood of Stira Alcentra realizing any guarantees that it may have obtained in connection with its investment. Smaller leveraged companies also may have less predictable operating results and may require substantial additional capital to support their operations, finance their expansion or maintain their competitive position.

Liquidity Risk
Stira Alcentra may invest in securities that, at the time of investment, are illiquid, as determined by using the SEC’s standard applicable to registered investment companies (i.e., securities that cannot be disposed of by Stira Alcentra within seven days in the ordinary course of business at approximately the amount at which Stira Alcentra has valued the securities). Stira Alcentra may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of Stira Alcentra’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.
Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when Stira Alcentra believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that Stira Alcentra pays for or recovers upon the sale of such securities. Illiquid and restricted securities may also be more difficult to value, especially in challenging markets. The judgment of the Stira Adviser and Stira Alcentra’s investment sub-adviser, Alcentra NY, LLC, or the Stira Sub-Adviser, may play a greater role in the valuation process. Investment of Stira Alcentra’s assets in illiquid and restricted securities may restrict Stira Alcentra’s ability to take advantage of market opportunities. In order to dispose of an unregistered security, Stira Alcentra, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling Stira Alcentra to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. In either case, Stira Alcentra would bear market risks during that period.
To the extent that the traditional dealer counterparties that engage in debt trading do not maintain inventories of corporate bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the debt markets. Additionally, market participants other than Stira Alcentra may attempt to sell debt holdings at the same time as Stira Alcentra, which could cause downward pricing pressure and contribute to illiquidity.
Valuation Risk
Stira Alcentra is required to carry its investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by the Stira Alcentra Board. As part of the valuation process, the Stira Alcentra Board may take into account the following types of factors, if relevant, in determining the fair value of Stira Alcentra’s investments:

•	available current market data, including relevant and applicable market trading and transaction comparables;

•	applicable market yields and multiples;

•	security covenants;

•	call protection provisions;

•	information rights;

•	the nature and realizable value of any collateral;

•	the portfolio company’s ability to make payments, its earnings and discounted cash flows and the markets in which it does business;

•	comparisons of financial ratios of peer companies that are public;

•	comparable merger and acquisition transactions; and

•	the principal market and enterprise values.
When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, Stira Alcentra will use the pricing indicated by the external event to corroborate its valuation. Stira Alcentra records decreases in the market values or fair values of its investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in Stira Alcentra’s portfolio. The effect of all of these factors on Stira Alcentra’s portfolio may reduce its net asset value by increasing net unrealized depreciation in its portfolio. Depending on market conditions, Stira Alcentra could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on its business, financial condition, results of operations and cash flows of Stira Alcentra.
Non-Diversification Risk
Stira Alcentra is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. Stira Alcentra may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. Stira Alcentra has elected to be treated as a RIC under Subchapter M of the Code, and thus intends to satisfy the diversification requirements of Subchapter M, including its less stringent diversification requirements that apply to the percentage of Stira Alcentra’s total assets that are represented by cash and cash items, including receivables, U.S. government securities, the securities of other RICs and certain other securities.
Lack of Funds to Make Additional Investments Risk
Stira Alcentra may not have the funds or ability to make additional investments in its portfolio companies. After Stira Alcentra’s initial investment in a portfolio company, it may be called upon from time to time to provide additional funds to such portfolio company or have the opportunity to increase its investment through the exercise of a warrant to purchase common stock. There is no assurance that Stira Alcentra will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on Stira Alcentra’s part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for Stira Alcentra to increase its participation in a successful operation or may reduce the expected return on the investment.
Economic Recession or Downturn Risk
Many of Stira Alcentra’s portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay Stira Alcentra’s debt investments during these periods. Therefore, Stira Alcentra’s non-performing assets are likely to increase, and the value of its portfolio is likely to decrease, during these periods. Adverse economic conditions may also decrease the value of any collateral securing Stira Alcentra’s secured loans. A prolonged recession may further decrease the value of such collateral and result in losses of value in Stira Alcentra’s portfolio and a decrease in Stira Alcentra’s revenues, net income and NAV. Unfavorable economic conditions also could increase Stira Alcentra’s funding costs, limit Stira Alcentra’s access to the capital markets or result in a decision by lenders not to extend credit to it on terms it deems acceptable. These events could prevent Stira Alcentra from increasing investments and harm Stira Alcentra’s operating results.
Covenant Breach Risk
A borrower may fail to satisfy financial or operating covenants imposed by Stira Alcentra or other lenders, which could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize such company’s ability to meet its obligations under the debt or equity securities that Stira Alcentra holds. Stira Alcentra may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting company, which may materially impact Stira Alcentra’s operations.
Prepayment and Maturity Extension Risk
Prepayment risk occurs when a debt investment held by Stira Alcentra can be repaid in whole or in part prior to its maturity. The amount of prepayable obligations in which Stira Alcentra invests from time to time may be affected by general business conditions, market interest rates, borrowers’ financial conditions and competitive conditions among lenders. In a period of declining interest rates, borrowers may prepay investments more quickly than anticipated, reducing the yield to maturity and the average life of the relevant investment. Moreover, when Stira Alcentra reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate of interest on the security that was prepaid. To the extent that Stira Alcentra purchases the relevant investment at a premium, prepayments may result in a loss to the extent of the premium paid. If Stira Alcentra buys such investments at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income, which may be taxable as ordinary income to investors. In a period of rising interest rates, prepayments of investments may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change an investment that was considered short- or intermediate-term at the time of purchase into a longer-term investment. Since the value of longer-term investments generally fluctuates more widely in response to changes in interest rates than shorter-term investments, maturity extension risk could increase the volatility of Stira Alcentra’s performance. When interest rates decline, the value of an investment with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or delay prepayments and thus affect maturities.
No Control Over Portfolio Companies
Stira Alcentra does not expect to control most of its portfolio companies, although its debt agreements with such portfolio companies may contain certain restrictive covenants. As a result, Stira Alcentra is subject to the risk that a portfolio company in which it invests may make business decisions with which it disagrees and the management of such company, as representatives of the holders of its common equity, may take risks or otherwise act in ways that do not serve Stira Alcentra’s interests as a debt investor. A portfolio company may make decisions that could decrease the value of Stira Alcentra’s portfolio holdings. Stira Alcentra may not be able to dispose of its interests in its portfolio companies as readily as it would like or at an appropriate valuation, if it invests in non-traded companies. In addition, where Stira Alcentra is entitled to occupy a seat on the board of a portfolio company, such involvement may prevent Stira Alcentra from freely disposing of its debt investments and may subject Stira Alcentra to additional liability or result in re-characterization of its debt investments as equity.
Contingent Liabilities
From time to time Stira Alcentra may incur contingent liabilities in connection with an investment. For example, Stira Alcentra may purchase a revolving credit facility from a lender that has not yet been fully drawn. If the borrower subsequently draws down on the facility, Stira Alcentra would be obligated to fund the amounts due. Stira Alcentra may also enter into agreements pursuant to which it agrees to assume responsibility for default risk presented by a third party, and may, on the other hand, enter into agreements through which third parties offer default protection to Stira Alcentra. See also “— Credit Risk.”
Debt Instruments Risk
Stira Alcentra invests in loans and other types of debt instruments and securities. Such investments may be secured, partially secured or unsecured and may be rated or unrated, and whether or not rated, may have speculative characteristics. Changes in interest rates generally will cause the value of fixed rate debt investments held by Stira Alcentra to vary inversely to such changes. Debt investments with longer terms to maturity or duration are subject to greater volatility than investments in shorter-term obligations. The issuer of a debt security or instrument may not be able or willing to pay interest or to repay principal when due in accordance with the terms of the associated agreement. An obligor’s willingness to pay interest or to repay principal due in a timely manner may be affected by, among other factors, its cash flow. Commercial bank lenders may be able to contest payments to the holders of other debt obligations of the same obligor in the event of default under their commercial bank loan agreements.
Stira Alcentra may invest in loans and other similar forms of debt that differ from traditional debt securities in that debt securities are typically part of a large issue of securities and loans and similar debt instruments may not be securities, but may represent a specific commercial loan to a borrower. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. Stira Alcentra may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, Stira Alcentra assumes the credit risk associated with the borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. Members of a syndicate in which Stira Alcentra participates may have different and sometimes superior rights to those of Stira Alcentra. Where Stira Alcentra invests as a sub-participant in syndicated debt, it may be subject to certain risks as a result of having no direct contractual relationship with the underlying borrower. As a result, Stira Alcentra will generally be dependent on the lender to enforce its rights and obligations under the loan arrangements in the event of a default by the underlying borrower and will generally not have any direct rights against the underlying borrower, any direct rights in the collateral, if any, securing such borrowing, or any right to deal directly with such borrower. The lender will, in general, retain the right to determine whether remedies provided for in the underlying loan arrangement will be exercised, or waived. In the event that Stira Alcentra enters into such an investment, there can be no assurance that its ability to realize upon a participation will not be interrupted or impaired in the event of the bankruptcy or insolvency of any of the borrower or the lender or that in such circumstances Stira Alcentra will benefit from any set-off between the lender and the borrower. Claims by third parties arising from these and other risks may be borne by Stira Alcentra.
Floating Rate and Fixed Rate Debt Investments
Stira Alcentra pursues its investment objective by providing customized financing solutions to Middle-Market Companies in the form of floating and fixed rate senior secured loans, second lien loans and subordinated debt. Stira Alcentra is, therefore, subject to risks associated with fluctuations in interest rates. In the event of a rising interest rate environment, payments under floating rate debt instruments would rise and there may be a significant number of issuers of such floating rate debt instruments that would be unable or unwilling to pay such increased interest costs and may otherwise be unable to repay their loans. Investments in floating rate debt instruments may also decline in value in response to rising interest rates if the interest rates of such investments do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, fixed rate debt instruments may decline in value because the fixed rates of interest paid thereunder may be below market interest rates.
Senior Loan Risk
In most circumstances, senior loans are fully collateralized by assets of the borrower. Such instruments vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower. Thus, they are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common shareholders. In instances where borrowers are not required to hedge their interest rate exposure under the terms of the applicable loan documents, substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of Stira Alcentra’s assets may also be affected by other uncertainties such as economic developments affecting the market for senior secured term loans or affecting borrowers generally.
Senior loans usually include restrictive covenants, which must be maintained by the borrower. Stira Alcentra may have an obligation with respect to certain senior secured term loan investments to make additional loans upon demand by the borrower. Such instruments, unlike certain bonds, usually do not have call protection. This means that such interests, while having a stated term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a senior loan to be shorter than its stated maturity, which could have an adverse impact on the expected return on the investment.
Stira Alcentra may acquire senior loans through assignments. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and Stira Alcentra may not be able to unilaterally enforce all rights and remedies under the senior loan and with regard to any associated collateral.
Senior loans typically will be secured by pledges of collateral from the borrower in the form of tangible and intangible assets. In some instances, Stira Alcentra may invest in senior loans that are secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the senior secured term loans subsequent to an investment by Stira Alcentra, which may materially impact Stira Alcentra’s operations.
Mezzanine Investments Risk
Stira Alcentra may invest in mezzanine debt instruments, which are expected to be unsecured and made in companies with capital structures having significant indebtedness ranking ahead of the investments, all or a significant portion of which may be secured. While the investments may benefit from the same or similar financial and other covenants as those applicable to the indebtedness ranking ahead of the investments and may benefit from cross-default provisions and security over the company’s assets, some or all of such terms may not be part of particular investments and the mezzanine debt will be subordinated in recovery to senior classes of debt in the event of a default. Mezzanine investments generally are subject to various risks, including, without limitation: (i) a subsequent characterization of an investment as a “fraudulent conveyance”; (ii) the recovery as a “preference” of liens perfected or payments made on account of a debt in the 90 days before a bankruptcy filing; (iii) equitable subordination claims by other creditors; (iv) so-called “lender liability” claims by the issuer of the obligations; and (v) environmental liabilities that may arise with respect to any collateral securing the obligations. The occurrence of any of these risks may materially impact Stira Alcentra’s operations.
Subordinated and Unsecured or Partially Secured Loan Risk
Stira Alcentra may invest in unsecured loans and secured subordinated loans, including second and lower lien loans. Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. The priority of the collateral claims of third or lower lien loans ranks below holders of second lien loans and so on. Such junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market risk, liquidity risk and interest rate risk. Due to their lower place in the borrower’s capital structure and possible unsecured or partially secured status, such loans involve a higher degree of overall risk than senior loans of the same borrower.
Credit Risk
Stira Alcentra’s debt investments are subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to Stira Alcentra and a reduction in the value of the debt investments experiencing non-payment.
Although Stira Alcentra may invest in investments that the Stira Sub-Adviser believes are secured by specific collateral, the value of which may exceed the principal amount of Stira Alcentra’s investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, Stira Alcentra could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of Stira Alcentra. Moreover, Stira Alcentra’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, Stira Alcentra may not have priority over other creditors as anticipated. As discussed above under “— Subordinated and Unsecured or Partially Secured Loan Risk,” Stira Alcentra’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.
Companies in which Stira Alcentra invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that Stira Alcentra expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.
Non-Performing and Distressed Nature of Debt
It is anticipated that certain debt instruments purchased by Stira Alcentra will be non-performing and possibly in default. Furthermore, the borrower or relevant guarantor may also be in bankruptcy or liquidation. Stira Alcentra may also invest in debt instruments that are performing but are currently distressed and have a high risk of becoming non-performing. There can be no assurance as to the amount and timing of payments, if any, with respect to any such debt instruments.
Stira Alcentra may invest in debtor-in-possession financings. In such investments there is a risk that the underlying borrower may not successfully come out of Chapter 11 proceedings and may be forced to liquidate its assets in which case Stira Alcentra’s only recourse will be against the security provided by the borrower (which may not be sufficient to cover related losses).
High-Yield Instruments Risk
Stira Alcentra may invest in debt securities and instruments that are classified as “higher-yielding” or “junk” (and, therefore, higher-risk) investments. In most cases, such investments will be rated below investment grade by NRSROs or will be unrated and face ongoing uncertainties and exposure to adverse business, financial or economic conditions and the issuer’s failure to make timely interest and principal payments. Such securities and instruments are generally not exchange-traded and, as a result, trade in the over-the-counter, or OTC, marketplace, which is less transparent than the exchange-traded marketplace. In addition, Stira Alcentra may invest in bonds of issuers that do not have publicly-traded equity securities, making it more difficult to hedge the risks associated with such investments. The market for high-yield securities periodically experiences periods of significant volatility and reduced liquidity, which may make it difficult for Stira Alcentra to sell such securities or could result in Stira Alcentra receiving lower prices for such securities than those used in calculating Stira Alcentra’s NAV. The market values of certain of these lower-rated and unrated debt investments tend to reflect individual corporate developments to a greater extent and tend to be more sensitive to economic conditions than those of higher-rated investments, which react primarily to fluctuations in the general level of interest rates. Companies that issue such securities are often highly leveraged and may not have available to them more traditional methods of financing. Major economic recessions globally may disrupt severely the market for such securities, and may have an adverse impact on the value of such securities and the ability of the issuers of such securities to repay principal and interest thereon, thereby increasing the incidence of default of such securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the value and liquidity of these high-yield debt securities.
Equity Securities Risk
Stira Alcentra may invest in equity securities from time to time. The value of equity securities, including common stocks, preferred stocks and convertible stocks, will fluctuate in response to factors affecting the particular company, as well as broader market and economic conditions. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of holders of common stock and are likely to have varying types of priority over holders of preferred and convertible stock.
Non-U.S. Securities Risk
Investments in certain non-U.S. securities involve factors not typically associated with investing in the United States or other developed countries, including risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual obligations; (iii) certain economic and political risks, including potential economic, political or social instability; exchange control regulations; restrictions on foreign investment and repatriation of capital, possibly requiring government approval; expropriation or confiscatory taxation; other government restrictions by the United States or other governments; higher rates of inflation; higher transaction costs; and reliance on a more limited number of commodity inputs, service providers, and/or distribution mechanisms; and (iv) the possible imposition of local taxes on income and gains recognized with respect to securities and assets. Certain non-U.S. markets may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against non-U.S. countries, organizations, entities and/or individuals may adversely affect Stira Alcentra’s non-U.S. holdings or exposures. Certain non-U.S. investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by Stira Alcentra, particularly during periods of market turmoil. Certain non-U.S. investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When Stira Alcentra holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Because non-U.S. securities may trade on days when Stira Alcentra Shares are not priced, Stira Alcentra’s NAV may change at times when Stira Alcentra Shares cannot be sold.
In addition, the tax laws of some foreign jurisdictions in which Stira Alcentra may invest are unclear and interpretations of such laws can change over time. As a result, in order to comply with guidance related to the accounting and disclosure of uncertain tax positions under GAAP, Stira Alcentra may be required to accrue for book purposes certain foreign taxes in respect of its foreign securities or other foreign investments that it may or may not ultimately pay. Such tax accruals will reduce Stira Alcentra’s NAV at the time accrued, even though, in some cases, Stira Alcentra ultimately will not pay the related tax liabilities. Conversely, Stira Alcentra’s NAV will be increased by any tax accruals that are ultimately reversed.
Dividends
Dividends relating to equity securities may not be fixed, but may be declared at the discretion of a portfolio company’s board of directors. There is no guarantee that a company in which Stira Alcentra invests will declare dividends in the future or that, if declared, the dividends will remain at current levels or increase over time.
Collateralized Debt Obligations
Stira Alcentra may invest in CDOs, which include CBOs, CLOs and other securitized products. CDOs are types of asset-backed securities. The risks of an investment in a CDO depend largely on the type of collateral securities and the class of the CDO in which Stira Alcentra invests. Normally, CDOs, CBOs, CLOs and other securitized products are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by Stira Alcentra as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for transactions under Rule 144A of the Securities Act. In addition to the normal risks associated with fixed income securities and asset-backed securities generally discussed elsewhere in this joint proxy statement/prospectus, CDOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a NRSRO; (iii) Stira Alcentra is likely to invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by Stira Alcentra could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.
Structured Products Risk
Stira Alcentra may invest in structured products, consisting of CLOs and credit-linked notes. CLOs and structured products are generally backed by an asset or a pool of assets (often senior secured loans and other credit-related assets in the case of a CLO) that serve as collateral. Holders of structured products bear the risks, including credit risk, of the underlying investments, index or reference obligation and are subject to prepayment and counterparty risks.
In some instances, such as in the case of most CLOs, structured products are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches.
Stira Alcentra may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter-term financing to purchase longer-term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by Stira Alcentra.
Certain structured products may be thinly traded or have a limited trading market. CLOs and credit-linked notes are typically privately offered and sold. Structured products, and particularly subordinated interests thereof, are less liquid than many other types of securities and may be more volatile than the underlying assets. As a result, investments in CLOs and credit-linked notes may be subject to liquidity risk and may be characterized by Stira Alcentra as illiquid securities. In addition to the general risks associated with debt securities discussed herein, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that investments in CLO equity and junior debt tranches will likely be subordinate to other senior classes of CLO debt; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
In addition, changes in the collateral held by a CLO may cause payments on the instruments Stira Alcentra holds to be reduced, either temporarily or permanently. Further, the performance of a CLO or other structured products will be affected by a variety of factors, including the security’s priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. There are also the risks that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. In addition, the complex structure of the security may produce unexpected investment results, especially during times of market stress or volatility.
Risk of Leveraged Loan Market Price Decline
Prior to the onset of the financial crisis, CLOs holding corporate loans, hedge funds and other highly leveraged investment vehicles comprised a substantial portion of the market for purchasing and holding first and second lien secured loans. As the secondary market pricing of the loans underlying these portfolios deteriorated during the fourth quarter of 2008, it is Stira Alcentra’s understanding that many investors, as a result of their generally high degrees of leverage, were forced to raise cash by selling their interests in performing loans in order to satisfy margin requirements or the equivalent of margin requirements imposed by their lenders. This resulted in a forced deleveraging cycle of price declines, compulsory sales and further price declines, with widespread redemption requests and other constraints resulting from the credit crisis generating further selling pressure.

Conditions in the leveraged loan market may experience similar disruption or deterioration, which may cause pricing levels to similarly decline or be volatile. As a result, Stira Alcentra may suffer unrealized depreciation and could incur realized losses in connection with the sale of Stira Alcentra’s syndicated loans, which could have a material adverse impact on Stira Alcentra’s business, financial condition and results of operations.
U.S. Government Debt Securities Risk
U.S. government debt securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities. Like other debt securities, however, the values of U.S. government debt securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in Stira Alcentra’s NAV. Since the magnitude of these fluctuations will generally be greater at times when Stira Alcentra’s average maturity is longer, under certain market conditions Stira Alcentra may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. In addition, economic events within the United States may negatively impact the value of U.S. government debt securities. See “—Risks Related to Stira Alcentra’s Investment Program—U.S. Credit Rating and European Economic Crisis Risk.”
Lender Liability Risk
A number of U.S. judicial decisions have upheld judgments obtained by borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty, whether implied or contractual, of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or investors. Because of the nature of its investments, Stira Alcentra may be subject to allegations of lender liability.
In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (i) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower, (ii) engages in other inequitable conduct to the detriment of such other creditors, (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (iv) uses its influence as a shareholder to dominate or control a borrower to the detriment of other creditors of such borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.”
Because affiliates of, or persons related to, the Stira Adviser or the Stira Sub-Adviser may hold equity or other interests in portfolio companies of Stira Alcentra, Stira Alcentra could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.
Reinvestment Risk
Stira Alcentra may reinvest the cash flows received from a security. There is a risk that the interest rate at which interim cash flows can be reinvested will fall. Reinvestment risk is greater for longer holding periods and for securities with large, early cash flows such as high-coupon bonds. Reinvestment risk also applies generally to the reinvestment of the proceeds Stira Alcentra receives upon the maturity or sale of an investment in a portfolio company.
Fraud Risk
A major concern when investing in loans and other debt securities is the possibility of a material misrepresentation or omission on the part of the borrower. Such inaccuracy or incompleteness may adversely affect the valuation of the collateral underlying the loans or may adversely affect the ability of Stira Alcentra to perfect or effectuate a lien on the collateral securing the loan. Stira Alcentra relies upon the accuracy and completeness of representations made by borrowers to the extent reasonable when it makes its investments, but cannot guarantee such accuracy or completeness. Under certain circumstances, in the event of bankruptcy or insolvency proceedings of a borrower, a court, pursuant to fraudulent conveyance or other similar laws, could subordinate loans and other obligations to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including Stira Alcentra. For example, payments to Stira Alcentra, in satisfaction of the borrower’s indebtedness, may be reclaimed if any such payment or distribution is later determined by a court to have been a fraudulent conveyance, a fraudulent transfer or a preferential payment.
Payment-in-Kind/Original Issue Discount Risk

Stira Alcentra’s investments may include original issue discount, or OID, instruments and contractual PIK interest. To the extent OID or PIK interest constitute a portion of Stira Alcentra’s income, it is exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

•	OID instruments may have higher yields, which reflect the payment deferral and credit risk associated with these instruments;

•	Because Stira Alcentra may be required to distribute amounts attributable to OID accruals, such OID accruals may create uncertainty about the source of its distributions to shareholders;

•	OID and PIK instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of the collateral;

•
PIK interest typically has the effect of increasing the outstanding principal amount of a loan, resulting in a borrower owing more at the end of the term of the loan than what it owed when the loan was originated; and

•	OID and PIK instruments may represent a higher credit risk than coupon loans.
Risks Related to Stira Alcentra’s Investment Program
Market and Economic Risks
Stira Alcentra and its portfolio companies may be materially affected by market, economic and political conditions globally and in the jurisdictions and sectors in which they invest or operate, including factors affecting interest rates, the availability of credit, currency exchange rates and trade barriers. These factors are outside Stira Alcentra’s control and could adversely affect the liquidity and value of its investments, and may reduce the ability of Stira Alcentra to make attractive new investments.
In particular, economic and financial market conditions began to significantly deteriorate in 2008. Global financial markets experienced considerable declines in the valuations of debt and equity securities, an acute contraction in the availability of credit and the failure of a number of leading financial institutions. As a result, certain government bodies and central banks worldwide, including the U.S. Treasury Department and the U.S. Federal Reserve, undertook unprecedented intervention programs, the long-term effects of which remain uncertain. The U.S. economy has experienced and continues to experience constrained lending. Stira Alcentra’s investment strategy and the availability of opportunities relies in part on the continuation of certain trends and conditions observed in the market for debt securities and the larger financial markets and, in some cases, on the improvement of such conditions. Although certain financial markets have shown some recent signs of improvement, to the extent economic conditions experienced over the last several years continue, they may adversely impact the investments of Stira Alcentra. Trends and historical events do not imply, forecast or predict future events and past performance is not necessarily indicative of future results. There can be no assurance that the assumptions made or the beliefs and expectations currently held by the Stira Adviser, the Stira Sub-Adviser or their affiliates will prove correct, and actual events and circumstances may vary significantly.
Stira Alcentra may be subject to risk arising from a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution may cause a series of defaults by the other institutions. This is sometimes referred to as “systemic risk” and may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms and exchanges, with which Stira Alcentra interacts on a daily basis.
Foreign Currency Risk
Investments made by Stira Alcentra, and the income received by Stira Alcentra with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of Stira Alcentra are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by Stira Alcentra, gains and losses realized on the sale of portfolio investments and the amount of distributions, if any, made by Stira Alcentra. In addition, Stira Alcentra may incur substantial costs in converting investment proceeds from one currency to another. Stira Alcentra may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which Stira

Alcentra invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, Stira Alcentra may also be adversely affected as a result.
Currency Hedging Risk
The Stira Adviser and the Stira Sub-Adviser may seek to hedge all or a portion of Stira Alcentra’s foreign currency risk. However, the Stira Adviser and the Stira Sub-Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or conditions or that any efforts to do so will be successful.
Counterparty Risk
Stira Alcentra’s investments may be exposed to the credit risk of the counterparties with which, or the dealers, brokers and exchanges through which, Stira Alcentra deals, whether in exchange-traded or OTC transactions. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives, but cleared contracts are not risk-free. Stira Alcentra may be subject to the risk of loss of its assets on deposit or being settled or cleared with a broker in the event of the broker’s bankruptcy, the bankruptcy of any clearing broker through which the broker executes and clears transactions on behalf of Stira Alcentra, the bankruptcy of an exchange clearing house or the bankruptcy of any other counterparty. In the case of any such bankruptcy, it is expected that all securities and other assets deposited with such broker or dealer will be clearly identified as being assets of Stira Alcentra, and Stira Alcentra should not be exposed to a credit risk with regard to such parties. However, it may not always be possible to achieve this and Stira Alcentra might recover, even in respect of property specifically traceable to Stira Alcentra, only a pro rata share of all property available for distribution to all of the counterparty’s customers and counterparties. Such an amount may be less than the amounts owed to Stira Alcentra. Such events would have an adverse effect on Stira Alcentra’s NAV.
Stira Alcentra’s investments may be structured through the use of OTC options and swaps or other indirect investment transactions. Such transactions may be entered into with a small number of counterparties resulting in a concentration of counterparty risk. The exercise of counterparty rights under such arrangements, including forced sales of securities, may have a significant adverse impact on Stira Alcentra and its NAV.
U.S. Credit Rating and European Economic Crisis Risk
In August 2011, S&P lowered its long-term sovereign credit rating on the United States from “AAA” to “AA+,” which was re-affirmed by Standard & Poor’s, or S&P, in June 2015. In January 2012, S&P lowered its long-term sovereign credit ratings for France, Italy, Spain and six other European countries, which negatively impacted global markets and economic conditions. During subsequent periods, S&P further lowered its long-term sovereign credit rating for Spain. S&P subsequently raised its long-term sovereign credit rating on Spain to “BBB,” but its current credit rating still signifies significant ongoing risk. Recent U.S. budget deficit concerns, together with signs of deteriorating sovereign debt conditions in Europe, have increased the possibility of additional credit-rating downgrades and economic slowdowns. The impact of any further downgrade to the U.S. government’s sovereign credit rating, or its perceived creditworthiness, and the impact of the current crisis in Europe with respect to the ability of certain European Union countries to continue to service their sovereign debt obligations is inherently unpredictable and could adversely affect the U.S. and global financial markets and economic conditions. In addition, the economic downturn and the significant government interventions into the financial markets and fiscal stimulus spending over the last several years have contributed to significantly increased U.S. budget deficits. There can be no assurance that future fiscal or monetary measures to aid economic recovery will be effective. These developments and reactions of the credit markets to these developments could cause interest rates and borrowing costs to rise, which may negatively impact Stira Alcentra’s ability to obtain debt financing on favorable terms. In addition, any adverse economic conditions resulting from any further downgrade of the U.S. government’s sovereign credit rating or the economic crisis in Europe could have a material adverse effect on Stira Alcentra’s business, financial condition and results of operations.
Eurozone Risk
Stira Alcentra intends to invest from time to time in European companies and companies that may be affected by the Eurozone economy. Ongoing concerns regarding the sovereign debt of various Eurozone countries, including the potential for investors to incur substantial write-downs, reductions in the face value of sovereign debt and/or sovereign defaults, as well as the possibility that one or more countries might leave the European Union or the Eurozone create risks that could materially and adversely affect Stira Alcentra’s investments.

Sovereign debt defaults and European Union and/or Eurozone exits could have material adverse effects on Stira Alcentra’s investments in European companies, including, but not limited to, the availability of credit to support such companies’ financing needs, uncertainty and disruption in relation to financing, increased currency risk in relation to contracts denominated in Euros and wider economic disruption in markets served by those companies, while austerity and/or other measures introduced in order to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for Stira Alcentra. Legal uncertainty about funding of Euro denominated obligations following any breakup or exits from the Eurozone, particularly in the case of investments in companies in affected countries, could have material adverse effects on Stira Alcentra.
Brexit Risk
On June 23, 2016, voters in the United Kingdom referendum, or the Referendum, on the question of whether to remain or leave the European Union voted in a majority in favor of leaving the European Union, which is referred to herein as “Brexit.” This historic event is widely expected to have consequences that are both profound and uncertain for the economic and political future of the United Kingdom and the European Union, and those consequences include significant legal and business uncertainties pertaining to Stira Alcentra’s investments. Due to the very recent occurrence of Brexit, the full scope and nature of the consequences are not at this time known and are unlikely to be known for a significant period of time. However, Brexit has led to significant uncertainty in the business, legal and political environment. Risks associated with the outcome of the Referendum include short and long term market volatility and currency volatility (including volatility of the value of the British pound sterling relative to the United States dollar and other currencies and volatility in global currency markets generally), macroeconomic risk to the United Kingdom and European economies, impetus for further disintegration of the European Union and related political stresses (including those related to sentiment against cross border capital movements and activities of investors like Stira Alcentra), prejudice to financial services businesses that are conducting business in the European Union and which are based in the United Kingdom, legal uncertainty regarding achievement of compliance with applicable financial and commercial laws and regulations in view of the expected steps to be taken pursuant to or in contemplation of Article 50 of the Treaty on European Union and negotiations undertaken under Article 218 of the Treaty on the Functioning of the European Union, and the unavailability of timely information as to expected legal, tax and other regimes. Should the economic recovery in the United States be adversely impacted by increased volatility in the global financial markets caused by Brexit, loan and asset growth and liquidity conditions at U.S. financial institutions may deteriorate.
Market Developments
Although the U.S. and foreign markets are not currently experiencing the same levels of disruption as occurred during 2008 and 2009, extreme volatility or market disruption may occur in the future. Instability in the credit markets may make it more difficult for issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.
For example, certain borrowers may, due to macroeconomic conditions, be unable to repay loans or other indebtedness during this period. A borrower’s failure to satisfy financial or operating covenants imposed by lenders could lead to defaults and, potentially, termination of the loans and foreclosure on its assets, to the extent such loans or indebtedness are secured, which could trigger cross-defaults under other agreements and jeopardize the borrower’s ability to meet its obligations under its debt securities. Stira Alcentra may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting borrower. In addition, if one of the borrowers were to commence bankruptcy proceedings, even though Stira Alcentra may have structured its interest as senior debt, depending on the facts and circumstances, including the extent to which Stira Alcentra actually provided managerial assistance to such borrower, a bankruptcy court might recharacterize Stira Alcentra’s debt holding and subordinate all or a portion of its claim to that of other creditors. Adverse economic conditions also may decrease the value of collateral securing some of Stira Alcentra’s loans or other debt instruments and the value of its equity investments.
These developments may increase the volatility of the value of securities owned by Stira Alcentra making it more difficult for Stira Alcentra to accurately value its securities or to sell its securities on a timely basis. These developments, including rising interest rates, could also adversely affect the ability of Stira Alcentra to use leverage for investment purposes and increase the cost of such leverage, which would reduce returns to investors. These developments also may adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by Stira Alcentra to make payments of principal and interest when due, leading to lower credit ratings of the issuer and increased defaults by the issuer. Such developments could, in turn, reduce the value of securities owned by Stira Alcentra and adversely affect Stira Alcentra’s NAV.
Legal and Regulatory Risks
Legal and regulatory changes could occur which may materially adversely affect Stira Alcentra. The regulation of the U.S. and non-U.S. securities and futures markets and investment funds such as Stira Alcentra has undergone substantial change in recent years, and such change may continue. Future regulatory changes, including those relating to the regulation of leverage and the effect of such changes on Stira Alcentra could be substantial and adverse including, for example, increased compliance costs and the limitation or prohibition of certain types of investment activities by Stira Alcentra. Limitations on the investment activities of Stira Alcentra may result in the inability of Stira Alcentra to pursue its investment objective and strategies.
The SEC recently proposed rules governing the use of derivatives by registered investment companies, which could affect the nature and extent of derivatives use by Stira Alcentra. The proposed rules have not yet been adopted and therefore the full impact of such rules is uncertain at this time. It is possible that such rules, if adopted, could limit the implementation of Stira Alcentra’s use of derivatives, which could have an adverse effect on Stira Alcentra.
With respect to Europe, the Financial Stability Board, which monitors and makes recommendations about the global financial system, has issued reports that recommend strengthening oversight and regulation of the so-called “shadow banking” system in Europe, broadly described as credit intermediation involving entities and activities outside the regular banking system. While at this stage it is difficult to predict the scope of any new regulations, if such regulations were to extend the regulatory and supervisory requirements, such as capital and liquidity standards, currently applicable to banks, or Stira Alcentra was considered to be engaged in “shadow banking,” the regulatory and operating costs associated therewith could adversely impact the implementation of Stira Alcentra’s investment strategy and returns and may become prohibitive.
Inflation and Deflation Risk
Inflation risk is the risk that the value of certain assets or income from Stira Alcentra’s investments may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Shares and distributions on the Shares can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with Stira Alcentra’s use of leverage would likely increase, which would tend to further reduce returns to investors.
Deflation risk is the risk that prices throughout the economy decline over time, or the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of Stira Alcentra’s portfolio.
Interest Rate Risk
Stira Alcentra is subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on Stira Alcentra’s investments and investment opportunities and, accordingly, have a material adverse effect on Stira Alcentra’s investment objective and Stira Alcentra’s rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt for Stira Alcentra’s financing needs, if any.
Interest rates have recently been at or near historic lows. The historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility. Stira Alcentra currently faces a heightened level of interest rate risk, especially since the Federal Reserve Board has begun tapering its quantitative easing program. In the event of a rising interest rate environment, payments under floating rate debt instruments would rise and there may be a significant number of issuers of such floating rate debt instruments that would be unable or unwilling to pay such increased interest costs and may otherwise be unable to repay their loans. Investments in floating rate debt instruments may also decline in value in response to rising interest rates if the interest rates of such investments do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, fixed rate debt instruments may decline in value because the fixed rates of interest paid thereunder may be below market interest rates.
Investment Terms and Timeframe Risk

Delays in investing the net proceeds of its offering of common shares may impair Stira Alcentra’s performance. Stira Alcentra cannot assure investors that it will be able to identify any investments that meet Stira Alcentra’s investment objective or that any investment that Stira Alcentra makes will produce a positive return. Stira Alcentra may be unable to invest its assets on acceptable terms within the time period that it anticipates or at all, which could harm Stira Alcentra’s financial condition and results of operations.
Stira Alcentra’s proceeds from the issuance of Stira Alcentra Shares are invested in accordance with the investment objective and strategies as set forth in this joint proxy statement/prospectus. Pending such use, Stira Alcentra may invest primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which it expects to achieve when Stira Alcentra’s portfolio is fully invested in securities meeting its investment objective. As a result, any distributions that Stira Alcentra pays while its portfolio is not fully invested in securities meeting its investment objective may be lower than the distributions that Stira Alcentra may be able to pay when its portfolio is fully invested in securities meeting its investment objective.
Restrictions on Entering Into Affiliated Transactions
Stira Alcentra is prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates without relying on an available exemption or the prior approval of the SEC. For purposes of the 1940 Act, the following persons are considered an affiliate of Stira Alcentra, and Stira Alcentra is generally prohibited from buying any securities from or selling any securities to such affiliate: (i) any person that owns, directly or indirectly, 5% or more of Stira Alcentra’s outstanding voting securities; (ii) any person that owns, directly or indirectly, 5% or more of the outstanding voting securities of the Stira Adviser or the Stira Sub-Adviser; or (iii) any person in which the Stira Adviser or the Stira Sub-Adviser or a person controlling or under common control with the Stira Adviser or the Stira Sub-Adviser owns, directly or indirectly, 5% or more of such person’s voting securities. The 1940 Act also prohibits certain “joint” transactions with certain of Stira Alcentra’s affiliates, which could include investments in the same portfolio company (whether at the same or different times), without the prior approval of the SEC. If a person, directly or indirectly, holds 5% or more of the voting securities of Stira Alcentra, the Stira Adviser or the Stira Sub-Adviser, or is under common control with Stira Alcentra, the Stira Adviser or the Stira Sub-Adviser, Stira Alcentra is prohibited from buying any securities or other property from or selling any securities or other property to such person or certain of that person’s affiliates, or entering into “joint” transactions with such person, absent an available exemption or the prior approval of the SEC. Similar restrictions limit Stira Alcentra’s ability to transact business with its officers or Trustees or their affiliates.
In addition, Stira Alcentra is not permitted to co-invest with certain entities affiliated with the Stira Adviser or the Stira Sub-Adviser in transactions originated by the Stira Adviser or the Stira Sub-Adviser or their respective affiliates unless it first obtains an exemptive order from the SEC or co-invests alongside the Stira Adviser or the Stira Sub-Adviser or their respective affiliates in accordance with existing regulatory guidance and the allocation policies of the Stira Adviser, the Stira Sub-Adviser and their respective affiliates, as applicable. On March 27, 2018, the SEC issued an order with regard to an exemptive application that Stira Alcentra, the Stira Adviser, the Stira Sub-Adviser and certain of its affiliates filed with the SEC to expand Stira Alcentra’s ability to co-invest in portfolio companies with certain other funds managed by the Stira Sub-Adviser or certain of its affiliates, subject to compliance with certain conditions. Under the terms of the order, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Stira Alcentra Independent Trustees must make certain conclusions in connection with a co-investment transaction, including, but not limited to, (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to Stira Alcentra and its shareholders and do not involve overreaching with respect to Stira Alcentra or its shareholders on the part of any person concerned and (2) the potential co-investment transaction is consistent with the interests of shareholders and is consistent with Stira Alcentra’s then-current objectives and strategies. Stira Alcentra intends to co-invest, subject to the conditions included in the order.
In addition, entering into certain transactions that are not deemed “joint” transactions (for purposes of the 1940 Act and relevant guidance from the SEC) may potentially lead to joint transactions within the meaning of the 1940 Act in the future. This may be the case, for example, with issuers who are near default and more likely to enter into restructuring or work-out transactions with their existing debt holders, which may include Stira Alcentra and its affiliates. In some cases, to avoid the potential of future joint transactions, the Stira Adviser and the Stira Sub-Adviser may avoid allocating an investment opportunity to Stira Alcentra that they would otherwise allocate, subject to the Stira Adviser’s and the Stira Sub-Adviser’s then current allocation policies and any applicable exemptive orders, and to the Stira Adviser’s and the Stira Sub-Adviser’s obligations to allocate opportunities in a fair and equitable manner consistent with their fiduciary duties owed to Stira Alcentra and other accounts advised by the Stira Adviser and the Stira Sub-Adviser and policies related to approval of investments.
Risks Related to the Business and Structure of Stira Alcentra
Limited Operating History
Stira Alcentra is a non-diversified, closed-end management investment company with a limited operating history, including a limited history operating as a RIC. As a result, prospective investors in Stira Alcentra have a limited track record and history for Stira Alcentra on which to base their investment decision. Stira Alcentra is subject to all of the business risks and uncertainties associated with any new business, including the risk that Stira Alcentra will not achieve its investment objective.
No Prior Investment Adviser Experience
The Stira Adviser is a newly-formed entity and has no prior experience managing a closed-end fund or a RIC. The 1940 Act and the Code impose numerous constraints on the operations of RICs that do not apply to other investment vehicles managed by affiliates of the Stira Adviser. Moreover, qualification for taxation as a RIC requires satisfaction of certain source-of-income, asset diversification and distribution requirements. The Stira Adviser has no prior experience operating and advising under these constraints, which may hinder its ability to take advantage of attractive investment opportunities and to achieve Stira Alcentra’s investment objective. Therefore, the Stira Adviser may not be able to successfully operate Stira Alcentra’s business or achieve its investment objective. As a result, an investment in Shares may entail more risk than the shares of a comparable company with a substantial operating history.
Dependence upon Key Personnel of the Stira Adviser and Stira Sub-Adviser
Since Stira Alcentra has no employees, it depends on the investment expertise, skill and network of business contacts of the Stira Adviser and the Stira Sub-Adviser. The Stira Sub-Adviser evaluates, negotiates, structures, executes, monitors and services Stira Alcentra’s investments, subject to the oversight of the Stira Adviser. Stira Alcentra’s future success depends to a significant extent on the continued service and coordination of the Stira Sub-Adviser and its senior management team and investment committee. The departure of any members of the Stira Sub-Adviser’s senior management team or investment committee could have a material adverse effect on Stira Alcentra’s ability to achieve its investment objective. Likewise, the departure of any key employees of the Stira Adviser may impact its ability to effectively manage Stira Alcentra’s operations.
Stira Alcentra’s ability to achieve its investment objective depends on the Stira Sub-Adviser’s ability to identify, analyze, invest in, finance and monitor companies that meet Stira Alcentra’s investment criteria. The Stira Sub-Adviser’s capabilities in managing the investment process, providing competent, attentive and efficient services to Stira Alcentra and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve Stira Alcentra’s investment objective, the Stira Sub-Adviser may need to hire, train, supervise and manage new investment professionals to participate in Stira Alcentra’s investment selection and monitoring process. The Stira Sub-Adviser may not be able to find investment professionals in a timely manner or at all. Failure to support Stira Alcentra’s investment process could have a material adverse effect on Stira Alcentra’s business, financial condition and results of operations.
In addition, Stira Alcentra’s Investment Advisory Agreement has a termination provision that allows Stira Alcentra and the Stira Adviser to terminate the agreement without penalty. Stira Alcentra’s Investment Advisory Agreement may be terminated at any time, without penalty, by the Stira Adviser, upon 60 days’ notice to Stira Alcentra. If Stira Alcentra’s Investment Advisory Agreement is terminated, it may adversely affect the quality of Stira Alcentra’s investment opportunities. In addition, in the event that Stira Alcentra’s Investment Advisory Agreement is terminated, it may be difficult for Stira Alcentra to replace the Stira Adviser. Furthermore, the termination of Stira Alcentra’s Investment Advisory Agreement may adversely impact the terms of Stira Alcentra’s or its subsidiaries’

financing facilities or any financing facility into which Stira Alcentra or its subsidiaries may enter in the future, which could have a material adverse effect on Stira Alcentra’s business and financial condition.
Conflicts of Interest Risk
The Stira Adviser, the Stira Sub-Adviser and certain of their affiliates may experience conflicts of interest in connection with the management of Stira Alcentra, including, but not limited to: the allocation of the Stira Adviser’s and the Stira Sub-Adviser’s time and resources between Stira Alcentra and other investment activities; compensation payable by Stira Alcentra to the Stira Adviser and its affiliates; competition with certain affiliates of the Stira Sub-Adviser for investment opportunities; the due diligence review of Stira Alcentra by SCMG, which is an affiliate of the Stira Adviser; investments at different levels of an entity’s capital structure by Stira Alcentra and other clients of the Stira Sub-Adviser, subject to the limitations of the 1940 Act; differing recommendations given by the Stira Sub-Adviser to Stira Alcentra compared to recommendations to other clients; restrictions on the Stira Adviser’s and the Stira Sub-Adviser’s existing business relationships or use of material non-public information with respect to potential investments by Stira Alcentra; the formation of additional investment funds or entrance into other investment banking, advisory, investment advisory and other relationships by the Stira Adviser, the Stira Sub-Adviser or their affiliates; and limitations on purchasing or selling securities to other clients of the Stira Adviser, the Stira Sub-Adviser or their respective affiliates and on entering into “joint” transactions with certain of Stira Alcentra’s, the Stira Adviser’s or the Stira Sub-Adviser’s affiliates.
Stira Sub-Adviser Relationships
Stira Alcentra expects that the Stira Sub-Adviser will depend on its relationships with private equity sponsors, investment banks and commercial banks, and Stira Alcentra expects to rely to a significant extent upon these relationships, to provide it with potential investment opportunities. If the Stira Sub-Adviser fails to maintain its existing relationships or develop new relationships with other sponsors or sources of investment opportunities, Stira Alcentra may not be able to grow its investment portfolio. In addition, individuals with whom the Stira Sub-Adviser has relationships are not obligated to provide Stira Alcentra with investment opportunities and, therefore, there is no assurance that such relationships will generate investment opportunities for Stira Alcentra.
Stira Sub-Adviser and BNY Mellon Conflicts of Interest Policies and Procedures Risk
The Stira Sub-Adviser and BNY Mellon have various conflicts of interest, which could affect the Stira Sub-Adviser’s performance as investment sub-adviser to Stira Alcentra as well as Stira Alcentra’s investment performance. Specified policies and procedures implemented by the Stira Sub-Adviser and BNY Mellon to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions may reduce the synergies across BNY Mellon’s various businesses on which the Stira Adviser expects to draw for purposes of pursuing attractive investment opportunities. Because BNY Mellon has many different asset management and advisory businesses, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across BNY Mellon’s various businesses, BNY Mellon and the Stira Sub-Adviser have implemented certain policies and procedures may reduce the benefits to Stira Alcentra otherwise expected from engaging the Stira Sub-Adviser to find attractive investments. For example, BNY Mellon may come into possession of material non-public information with respect to companies in which competing funds may be considering making an investment or companies that are BNY Mellon advisory clients. As a consequence, that information, which could be of benefit to Stira Alcentra, might become restricted to those respective businesses and otherwise be unavailable to the Stira Sub-Adviser and Stira Alcentra. In addition, certain activities of the Stira Sub-Adviser and its affiliates could restrict the activities of Stira Alcentra, including, without limitation, the pursuit of investment opportunities.
Certain Stira Sub-Adviser and BNY Mellon policies and procedures also relate to allocation of investment opportunities. Other investment vehicles of the Stira Sub-Adviser and BNY Mellon, including Alcentra Capital Corporation (NASDAQ: “ABDC”), a business development company whose shares are listed on the NASDAQ Global Select Market, have strategies similar to that of Stira Alcentra. Stira Alcentra may not always be allocated investment opportunities in the same manner as such other investment vehicles or at all.

Stira Adviser and Stira Sub-Adviser Incentive Fee Risk
Stira Alcentra’s Investment Advisory Agreement entitles the Stira Adviser to receive incentive compensation on income regardless of any capital losses. In such case, Stira Alcentra may be required to pay the Stira Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of Stira Alcentra’s portfolio or if Stira Alcentra incurs a net loss for that quarter.
Any incentive fee payable by Stira Alcentra that relates to its net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. The Stira Adviser is not under any obligation to reimburse Stira Alcentra for any part of the incentive fee it received that was based on accrued income that Stira Alcentra never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in Stira Alcentra’s paying an incentive fee on income it never received.
The incentive fee payable by Stira Alcentra to the Stira Adviser may create an incentive for it to make investments on Stira Alcentra’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to the Stira Adviser is determined may encourage it to use leverage to increase the return on Stira Alcentra’s investments. In addition, the fact that the base management fee is payable based upon Stira Alcentra’s average daily gross assets, which would include any borrowings for investment purposes, may encourage the Stira Adviser to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor shareholders. Such a practice could result in Stira Alcentra’s investing in more speculative securities than would otherwise be in its best interests, which could result in higher investment losses, particularly during cyclical economic downturns. In addition, since the Stira Sub-Adviser will receive a portion of the advisory fees paid to the Stira Adviser, the Stira Sub-Adviser may have an incentive to recommend investments that are riskier or more speculative.
Closed-end Fund; Liquidity Risks
Stira Alcentra is a non-diversified, closed-end management investment company designed primarily for long-term investors and the Stira Alcentra Shares are not intended to be a typical traded investment. An investor should not invest in Stira Alcentra Shares if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies, commonly known as mutual funds, in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV.
Competition for Investment Opportunities
Stira Alcentra competes for investments with other closed-end funds and investment funds, as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested. As a result of these new entrants, competition for investment opportunities may intensify. Some of Stira Alcentra’s competitors may be larger and have greater financial, technical and marketing resources than it does. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to Stira Alcentra. In addition, some of Stira Alcentra’s competitors may have higher risk tolerances or different risk assessments than it has. These characteristics could allow Stira Alcentra’s competitors to consider a wider variety of investments, establish more relationships and pay more competitive prices for investments than it is able to do. Stira Alcentra may lose investment opportunities if it does not match its competitors’ pricing. If Stira Alcentra is forced to match its competitors’ pricing, it may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. A significant increase in the number and/or the size of Stira Alcentra’s competitors could force it to accept less attractive investment terms. Furthermore, many of Stira Alcentra’s competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on it as a closed-end fund.
Fluctuations in Results

Stira Alcentra could experience fluctuations in its operating results due to a number of factors, including Stira Alcentra’s ability or inability to make investments that meet Stira Alcentra’s investment objective, the interest rates payable on the debt securities it acquires or originates, the level of Stira Alcentra’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which it encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods.
Repurchase Risks
Stira Alcentra has no obligation to repurchase Stira Alcentra Shares at any time, and repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Stira Alcentra Board in its sole discretion. If and when Stira Alcentra makes repurchase offers, Stira Alcentra may offer to repurchase Stira Alcentra Shares at a price that is lower than the price that shareholders paid for Stira Alcentra Shares in the applicable offering. As a result, to the extent shareholders have the ability to sell their Stira Alcentra Shares to Stira Alcentra pursuant to a repurchase offer, the price at which a shareholder may sell Stira Alcentra Shares, which will be the NAV per Stira Alcentra Share in effect on the date of repurchase, may be lower than the price that such shareholder paid for Stira Alcentra Shares in the applicable offering.
In addition, in the event a shareholder chooses to participate in a repurchase offer, the shareholder will be required to provide Stira Alcentra with notice of intent to participate prior to knowing what the repurchase price will be on the repurchase date. Although the shareholder may have the ability to withdraw a repurchase request prior to the repurchase date, to the extent the shareholder seeks to sell Stira Alcentra Shares to Stira Alcentra as part of a repurchase offer, the shareholder will be required to do so without knowledge of what the repurchase price of the Stira Alcentra Shares will be on the repurchase date. It is possible that general economic and market conditions could cause a decline in the NAV per Stira Alcentra Share prior to the repurchase date.
In addition, substantial requests for Stira Alcentra to repurchase Stira Alcentra Shares could require Stira Alcentra to have to liquidate a portion of its investment portfolio more rapidly than otherwise desirable in order to raise cash to fund the repurchases. This could have a material adverse effect on the value of Stira Alcentra Shares. Substantial repurchases of Stira Alcentra Shares could also result in a sizeable decrease in Stira Alcentra’s net assets, resulting in an increase in Stira Alcentra’s total annual operating expense ratio.
Distribution Payment Risk
Stira Alcentra cannot assure investors that Stira Alcentra will achieve investment results that will allow Stira Alcentra to make a specified level of cash distributions or year-to-year increases in cash distributions. All distributions will be paid at the discretion of the Stira Alcentra Board and may depend on Stira Alcentra’s earnings, net investment income, financial condition, maintenance of RIC status, compliance with applicable regulations and such other factors as the Stira Alcentra Board may deem relevant from time to time.
In the event that Stira Alcentra encounters delays in locating suitable investment opportunities, all or a substantial portion of Stira Alcentra’s distributions may constitute a return of investor capital and will lower an investor’s tax basis in his or her Stira Alcentra Shares. A return of capital generally is a return of an investor’s investment rather than a return of earnings or gains derived from Stira Alcentra’s investment activities.
Anti-Takeover Risk
Stira Alcentra’s Declaration of Trust and its amended and restated by-laws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire Stira Alcentra. Subject to the limitations of the 1940 Act, the Stira Alcentra Board may, without shareholder action, authorize the issuance of Stira Alcentra Shares in one or more classes or series, including preferred shares; and the Stira Alcentra Board may, without shareholder action, amend the Stira Alcentra Declaration of Trust. These anti-takeover provisions may inhibit a change of control in circumstances that could give shareholders the opportunity to realize a premium over the value of the Stira Alcentra Shares.

Portfolio Turnover Risk
Stira Alcentra’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for Stira Alcentra. High portfolio turnover may result in the realization of net short-term capital gains by Stira Alcentra which, when distributed to the shareholders, will be taxable as ordinary income. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by Stira Alcentra.
Cybersecurity Risks
Cybersecurity refers to the combination of technologies, processes and procedures established to protect information technology systems and data from unauthorized access, attack or damage. Stira Alcentra and its affiliates and third-party service providers are subject to cybersecurity risks. Cybersecurity risks have significantly increased in recent years and, while Stira Alcentra has not experienced any material losses relating to cyber-attacks or other information security breaches, Stira Alcentra could suffer such losses in the future. Stira Alcentra’s and its affiliates’ and third-party service providers’ computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize confidential and other information, including nonpublic personal information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in Stira Alcentra’s operations or the operations of their respective affiliates and third-party service providers. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect Stira Alcentra’s business, financial condition or results of operations. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, Stira Alcentra may be required to expend significant additional resources to modify Stira Alcentra’s protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks.
Bank Holding Company Risk
BNY Mellon is a bank holding company, a BHC, under the Bank Holding Company Act of 1956, as amended, which is referred to herein as the “BHCA.” BNY Mellon is also a financial holding company, or FHC, under the BHCA, which is a status available to BHCs that meet certain criteria. FHCs may engage in a broader range of activities than BHCs that are not FHCs. However, the activities of FHCs and their affiliates remain subject to certain restrictions imposed by the BHCA and related regulations. Because BNY Mellon may be deemed to “control” Stira Alcentra within the meaning of the BHCA, these restrictions could apply to Stira Alcentra as well. Accordingly, the BHCA and other applicable banking laws, rules, regulations and guidelines, and their interpretation and administration by the appropriate regulatory agencies, including but not limited to the Federal Reserve, may restrict the transactions and relationships between the Stira Sub-Adviser, BNY Mellon and their affiliates, on the one hand, and Stira Alcentra on the other hand, and may restrict Stira Alcentra’s investments, transactions and operations. For example, the BHCA regulations applicable to BNY Mellon and Stira Alcentra may, among other things, restrict Stira Alcentra’s ability to make certain investments or the size of certain investments, impose a maximum holding period on some or all of Stira Alcentra’s investments, and restrict the Stira Sub-Adviser’s ability to participate in the management and operations of the companies in which Stira Alcentra invests. In addition, certain BHCA regulations may require aggregation of the positions owned, held or controlled by related entities. Thus, in certain circumstances, positions held by BNY Mellon and its affiliates (including the Stira Sub-Adviser) for client and proprietary accounts may need to be aggregated with positions held by Stira Alcentra. In this case, where BHCA regulations impose a cap on the amount of a position that may be held, BNY Mellon may utilize available capacity to make investments for its proprietary accounts or for the accounts of other clients, which may require Stira Alcentra to limit and/or liquidate certain investments.
These restrictions may materially adversely affect Stira Alcentra by, among other things, affecting the Stira Sub-Adviser’s ability to pursue certain strategies within Stira Alcentra’s investment program or trade in certain securities. In addition, BNY Mellon may cease in the future to qualify as an FHC, which may subject Stira Alcentra to additional restrictions. Moreover, there can be no assurance that the bank regulatory requirements applicable to BNY Mellon and Stira Alcentra will not change, or that any such change will not have a material adverse effect on Stira Alcentra.
BNY Mellon may in the future, in its sole discretion and without notice to investors, engage in activities impacting Stira Alcentra and/or the Stira Sub-Adviser in order to comply with the BHCA or other legal requirements applicable to, or reduce or eliminate the impact or applicability of any bank regulatory or other restrictions on, BNY Mellon, Stira Alcentra or other funds and accounts managed by the Stira Sub-Adviser and its affiliates. BNY Mellon may seek to accomplish this result by causing the Stira Sub-Adviser to resign as Stira Alcentra’s investment sub-adviser, reducing the amount of BNY Mellon’s investment in Stira Alcentra (if any), or any combination of the foregoing, or by such other means as it determines in its sole discretion. Any replacement investment sub-adviser appointed by Stira Alcentra may be unaffiliated with BNY Mellon.
Risks Related to an Investment in Stira Alcentra Shares
Stira Alcentra Shares Not Listed; No Market for Stira Alcentra Shares
Stira Alcentra has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, Stira Alcentra does not currently intend to list the Stira Alcentra Shares for trading on any securities exchange, and Stira Alcentra does not expect any secondary market to develop for the Stira Alcentra Shares in the foreseeable future. Therefore, an investment in the Stira Alcentra Shares, unlike an investment in a typical closed-end fund, is not a liquid investment.
Stira Alcentra believes that an unlisted closed-end structure is most appropriate for the long-term nature of Stira Alcentra’s strategy. This structure allows Stira Alcentra to operate with a long-term view, similar to that of other types of private investment funds — instead of managing to quarterly market expectations — and to pursue its investment objective without subjecting its investors to the daily share price volatility associated with the public markets because the Stira Alcentra Shares will not be listed on a national securities exchange. Also, if shareholders invest through a fee-based program, also known as a wrap account, of an investment dealer, their liquidity may be further restricted by the terms and conditions of such program, which may limit their ability to request the repurchase of their Stira Alcentra Shares that are held in such account. Therefore, shareholders may not be able to sell their Stira Alcentra Shares promptly or at a desired price.
Risk That a Liquidity Event May Not Occur
A Liquidity Event could include (i) a listing of Stira Alcentra Shares on a national securities exchange, (ii) the sale of all or substantially all of Stira Alcentra’s assets either on a complete portfolio basis or individually followed by a liquidation or (iii) a merger or another transaction approved by the Board in which Stira Alcentra likely will receive cash or shares of a publicly-traded company followed by a distribution of such cash or shares to shareholders. However, Stira Alcentra is not required to complete a Liquidity Event and may choose not to do so for an indefinite period.
Funding Future Capital Needs Risk
The net proceeds from Stira Alcentra’s offering of Stira Alcentra Shares may be used for Stira Alcentra’s investment opportunities, operating expenses and for payment of various fees and expenses, such as the base management fee, incentive fee and other fees. Any working capital reserves that Stira Alcentra maintains may not be sufficient for investment purposes, and Stira Alcentra may require debt or equity financing to operate. Accordingly, in the event that Stira Alcentra develops a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to it. Consequently, if Stira Alcentra cannot obtain debt or equity financing on acceptable terms, or at all, Stira Alcentra’s ability to acquire investments and to expand Stira Alcentra’s operations will be adversely affected. As a result, Stira Alcentra would be less able to allocate its portfolio among various issuers and industries and achieve its investment objective, which may negatively impact its results of operations and reduce its ability to make distributions.
Uncertain Exit Strategies
Due to the illiquid nature of some of the positions that Stira Alcentra is expected to acquire, as well as the risks associated with Stira Alcentra’s investment strategies, Stira Alcentra is unable to predict with confidence what the exit strategy may ultimately be for any given investment, or that one will definitely be available. Exit strategies that appear to be viable when an investment is initiated may be precluded by the time the investment is ready to be realized due to economic, legal, political or other factors.
Purchase Price Risk
The purchase price at which an investor purchases Stira Alcentra Shares in each offering will equal the NAV per Share as of the date of purchase, plus any upfront selling commissions and dealer manager fees. As a result, in the event of an increase in Stira Alcentra’s NAV per Stira Alcentra Share, an investor’s purchase price may be higher than the prior closing price per Stira Alcentra Share, and therefore an investor may receive fewer Stira Alcentra Shares than if an investor had subscribed at the prior closing price.
Investment Dilution Risk
Stira Alcentra’s investors do not have preemptive rights to any additional Stira Alcentra Shares that Stira Alcentra may issue in the future. The Stira Alcentra Declaration of Trust authorizes it to issue an unlimited number of Stira Alcentra Shares. A majority of the Stira Alcentra Board may amend the Stira Alcentra Declaration of Trust. After an investor purchases Stira Alcentra Shares, the Stira Alcentra Board may elect to sell additional Stira Alcentra Shares in the future or issue equity interests in private offerings. To the extent Stira Alcentra issues additional equity interests after an investor purchases its Stira Alcentra Shares, such investor’s percentage ownership interest in Stira Alcentra will be diluted.
Risks Related to Debt Financing and Leverage
General Leverage Risks
Stira Alcentra may in the future issue debt securities or preferred shares and/or borrow money from banks or other financial institutions, which are referred to herein as “Senior Securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, Stira Alcentra will be permitted, as a registered closed-end management investment company, to issue Senior Securities representing indebtedness so long as its asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of gross assets (less all liabilities and indebtedness not represented by senior securities) to outstanding senior securities representing indebtedness, is at least 300% after each issuance of such senior securities. In addition, Stira Alcentra will be permitted to issue additional shares of preferred shares so long as its asset coverage ratio with respect thereto, to outstanding Senior Securities representing indebtedness, plus the aggregate involuntary liquidation preference of outstanding preferred shares, is at least 200% after each issuance of such preferred shares. If the value of Stira Alcentra’s assets declines, Stira Alcentra may be unable to satisfy these tests. If that happens, Stira Alcentra may be required to sell a portion of its investments and, depending on the nature of its leverage, repay a portion of its indebtedness or redeem outstanding shares of preferred shares, in each case at a time when doing so may be disadvantageous. Also, any amounts that Stira Alcentra uses to service its indebtedness or preferred dividends would not be available for distributions. Furthermore, as a result of issuing Senior Securities, Stira Alcentra would also be exposed to typical risks associated with leverage, including an increased risk of loss. If Stira Alcentra issues preferred shares, the preferred shares would rank “senior” to common shares in its capital structure, preferred shareholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of its common shareholders, and the issuance of preferred shares could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of its common shares or otherwise be in the best interests of its common shareholders.
Risk of Loss as a Result of Incurrence of Leverage
Stira Alcentra may borrow funds to make investments. The use of borrowings, also known as leverage, increases the volatility of investments and magnifies the potential for loss on invested equity capital. If Stira Alcentra uses leverage to partially finance its investments, through borrowing from banks and other lenders, shareholders will experience increased risks of investing in the Stira Alcentra Shares. If the value of Stira Alcentra’s assets decreases, leveraging would cause NAV to decline more sharply than it otherwise would have had Stira Alcentra not leveraged. Similarly, any decrease in Stira Alcentra’s income would cause net income attributable to Stira Alcentra’s shareholders to decline more sharply than it would have had Stira Alcentra not borrowed. Such a decline could negatively affect Stira Alcentra’s ability to make share distribution payments. Leverage is generally considered a speculative investment technique.
Effect of Leverage on Interest Rates

If Stira Alcentra borrows funds to make investments, Stira Alcentra’s net investment income will depend, in part, upon the difference between the rate at which it borrows funds and the rate at which it invests those funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on Stira Alcentra’s net investment income. In periods of rising interest rates when Stira Alcentra has debt outstanding, Stira Alcentra’s cost of funds will increase, which could reduce Stira Alcentra’s net investment income. Stira Alcentra expects that its long-term fixed-rate investments will be financed primarily with equity and long-term debt. Stira Alcentra may use interest rate risk management techniques in an effort to limit its exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit Stira Alcentra’s ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on its business, financial condition and results of operations. Also, the Stira Adviser has limited experience in entering into hedging transactions, and may have to purchase or develop such expertise.
U.S. Federal Income Tax Risks
Risks Related to Stira Alcentra’s RIC Status
To qualify and remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, Stira Alcentra must meet certain source-of-income, asset diversification and annual distribution requirements. Very generally, in order to qualify as a RIC, Stira Alcentra must derive at least 90% of its gross income for each tax year from dividends, interest, payments with respect to certain securities, loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in stock or other securities. Stira Alcentra must also meet certain asset diversification requirements at the end of each quarter of each of its tax years. Failure to meet these diversification requirements on the last day of a quarter may result in Stira Alcentra having to dispose of certain investments quickly in order to prevent the loss of RIC status. Any such dispositions could be made at disadvantageous prices or times, and may result in substantial losses to Stira Alcentra. In addition, in order to be eligible for the special tax treatment accorded RICs, Stira Alcentra must meet the annual distribution requirement, requiring it to distribute with respect to each tax year dividends of an amount at least equal to 90% of the sum of its “investment company taxable income” (generally its taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) and its net tax-exempt income (if any), determined without regard to any deduction for dividends paid, to shareholders. If Stira Alcentra fails to qualify as a RIC for any reason and becomes subject to corporate tax, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions. Such a failure would have a material adverse effect on Stira Alcentra and shareholders. In addition, Stira Alcentra could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions in order to re-qualify as a RIC.
RIC-Related Risks of Investments Generating Non-Cash Taxable Income
Certain of Stira Alcentra’s investments will require Stira Alcentra to recognize taxable income in a tax year in excess of the cash generated on those investments during that year. In particular, Stira Alcentra expects to invest in loans and other debt obligations that will be treated as having “market discount” and/or OID for U.S. federal income tax purposes. Because Stira Alcentra may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, Stira Alcentra may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, Stira Alcentra may be required to sell assets, including at potentially disadvantageous times or prices, raise additional debt or equity capital, make taxable distributions of Shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If Stira Alcentra liquidates assets to raise cash, Stira Alcentra may realize gain or loss on such liquidations. In the event Stira Alcentra realizes net capital gains from such liquidation transactions, the shareholders may receive larger capital gain distributions than it or they would in the absence of such transactions.
Instruments that are treated as having OID for U.S. federal income tax purposes may have unreliable valuations because their continuing accruals require judgments about the collectability of the deferred payments and the value of any collateral. Loans that are treated as having OID generally represent a significantly higher credit risk than coupon loans. Accruals on such instruments may create uncertainty about the source of distributions by Stira Alcentra to its shareholders. OID creates the risk of non-refundable cash payments to the Stira Adviser based on accruals that may never be realized. In addition, the deferral of PIK interest also reduces a loan’s loan-to-value ratio at a compounding rate.
Uncertain Tax Treatment
Stira Alcentra may invest a portion of its net assets in below investment grade instruments (commonly referred to as “high-yield” or “junk” securities). Investments in these types of instruments may present special tax issues for Stira Alcentra. U.S. federal income tax rules are not entirely clear about issues such as when Stira Alcentra may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by Stira Alcentra to the extent necessary in order to seek to ensure that it distributes sufficient income so that it does not become subject to U.S. federal income or excise tax.
Legislative or Regulatory Tax Changes
In recent years, numerous legislative, judicial and administrative changes have been made in the provisions of the federal income tax laws applicable to investments similar to an investment in the Stira Alcentra Shares. In particular, on December 22, 2017, President Trump signed the Tax Cuts and Jobs Act, or the Tax Act, into law. The Tax Act includes sweeping changes to U.S. tax laws and represents the most significant changes to the Code since 1986. Additional changes to the tax laws are likely to continue to occur, and Stira Alcentra cannot assure shareholders that any such changes will not adversely affect their taxation, the investment in the Stira Alcentra Shares or the market value or the resale potential of Stira Alcentra’s assets. Stira Alcentra shareholders are urged to consult with their own tax advisor with respect to the impact of recent legislation, including the Tax Act, on their investment in the Stira Alcentra Shares and the status of legislative, regulatory or administrative developments and proposals and their potential effect on an investment in the Stira Alcentra Shares.

COMPARATIVE FEES AND EXPENSES
The following tables are intended to assist you in understanding the costs and expenses that an investor in Priority shares or Stira Alcentra Shares bears, directly or indirectly, and based on the assumptions set forth below, the pro forma costs and expenses estimated to be incurred by the combined entity in the first year following the Merger. Stira Alcentra shareholders should review the following tables carefully and consider that following the Merger, they will be invested in a fund that utilizes leverage to purchase portfolio investments and therefor incurs interest expense on borrowed funds.

Priority and Stira Alcentra caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this document contains a reference to fees or expenses paid or to be paid by “you,” “Priority” or “Stira Alcentra,” stockholders will indirectly bear such fees or expenses as investors in Priority or Stira Alcentra, as applicable.

	Pre-Merger
	Priority shares	Stira Alcentra Class A Shares	Stira Alcentra Class C Shares	Stira Alcentra Class D Shares	Stira Alcentra Class I Shares	Stira Alcentra Class T Shares	Pro Forma Priority Combined
Stockholder transaction expenses (as a percentage of offering price)
Sales load paid by Priority and Stira Alcentra(1)	8.00%	8.00%	None	2.00%	None	5.00%	8.00%
Offering expenses borne by Priority and Stira Alcentra(2)	2.00%	1.00%	1.00%	1.00%	1.00%	1.00%	2.00%
Distribution reinvestment plan expenses	None	None	None	None	None	None	None
Maximum early withdrawal charge(3)	None	2.00%	2.00%	2.00%	2.00%	2.00%	None
Total stockholder transaction expenses	10.00%	11.00%	3.00%	5.00%	3.00%	8.00%	10.00%

	Pre-Merger
	Priority shares	Stira Alcentra Class A Shares	Stira Alcentra Class C Shares	Stira Alcentra Class D Shares	Stira Alcentra Class I Shares	Stira Alcentra Class T Shares	Pro Forma Priority shares
Annual expenses (as a percentage of average net assets)(4):
Management fee(5)	2.21%	1.78%	1.78%	1.78%	1.78%	1.78%	2.09%
Incentive fees(6)	2.93%	0.00%	0.00%	0.00%	0.00%	0.00%	2.61%
Interest payments on borrowed funds(7)	2.05%	0.00%	0.00%	0.00%	0.00%	0.00%	1.82%
Acquired fund fees(8)	3.82%	None	None	None	None	None	3.82%
Distribution and servicing fee(9)	None	None	0.85%	None	0.42%	0.44%	None
Other expenses(10)	1.48%	6.79%	6.79%	6.79%	6.79%	6.79%	1.66%
Total annual expenses	12.49%	8.57%	9.42%	8.57%	8.99%	9.01%	12.00%
Expense support agreement(11)	0.20%	None	None	None	None	None	0.18%
Total annual expenses	12.69%	8.57%	9.42%	8.57%	8.99%	9.01%	12.18%

Example
The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in Priority, Stira Alcentra or the combined entity’s common stock following the Merger. In calculating the following expense amounts, each of Priority and Stira Alcentra assumed that it would have no additional leverage and that its annual operating expenses would remain at the levels set forth in the tables above. Transaction expenses related to the Merger are not included in the following examples.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return:(12)
Priority(13)	$186	$342	$485	$788
Stira Alcentra
Class A Shares	183	326	458	749
Class C Shares	119	286	439	765
Class D Shares	130	281	422	732
Class I Shares	116	276	424	746
Class T Shares	160	313	454	759
You would pay the following expenses on a $1,000 investment, assuming the fixed preferred return is achieved:
Priority(10)	210	407	578	919
Pro forma combined Priority following the Merger
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return(12):	184	336	474	771
You would pay the following expenses on a $1,000 investment, assuming the fixed preferred return is achieved(10)(12):	206	395	560	898

(1) Each of Priority and Stira Alcentra charge investors purchasing shares in connection with their continuous offerings a “sales load” that includes selling commissions and/or dealer manager fees. The maximum sales load charged by Priority includes a 6.0% selling commission and a 2.0% dealer manager fee. Priority offers its shares for purchase to certain qualifying investors with either no selling commissions and only a dealer manager fee, or no selling commissions or dealer manager fees. Investors purchasing shares in Stira Alcentra’s public offering pay a “sales load” including upfront selling commissions and dealer manager fees and may also pay annual distribution and servicing fees of 1.0% for a maximum of three years for the purchase of the Class T Shares, 0.5% for a maximum of sixteen years for the purchase of Class I Shares and annual distribution and servicing fees of 1.0% for a maximum of eight years for the purchase of Class C Shares. The payment of the annual distribution and servicing fee by holders of Stira Alcentra Class T, Class I and Class C Shares is reflected in the table above as an annual expense. See also footnote (9) below. Additionally, the Stira Alcentra dealer manager could elect to waive the 2.0% dealer manager fee for the purchase of Class D Shares. Stira Alcentra shareholders will not pay any “sales load” in connection with their receipt of Priority shares in the Merger.

(2) Priority’s organizational and offering expenses were initially borne by the Priority Adviser and Priority is obligated to reimburse the Priority Adviser for organizational and offering costs up to 2.0% of the aggregate gross proceeds of Priority’s offering of common stock. As of December 31, 2018, $38,091 of organization and offering costs was due from Priority to the Priority Adviser. Stira Alcentra shareholders may experience lower returns in the future as a result of these payment obligations. Stira Alcentra is responsible for the payment of its cumulative organization and offering costs up to 1.0% of the aggregate proceeds raised in its public offering, after payment of upfront selling commissions and dealer manager fees. The shares of Priority’s common stock issued in connection with the Merger will not be considered as “gross proceeds” for the purposes of determining the Priority Adviser’s right to reimbursement for organizational and offering expenses.

(3) Certain Stira Alcentra Shares are subject to an early withdrawal charge of 2.0% of the shareholder’s repurchase proceeds in the event that a shareholder tenders his or her Stira Alcentra Shares for repurchase by Stira Alcentra at any time prior to the one-year anniversary of the purchase of such Stira Alcentra Shares. Class A Shares purchased at a reduced commission and/or reduced dealer manager fees will be subject to an early withdrawal charge of 2.0% of the shareholder’s repurchase proceeds in the event that a shareholder tenders his or her Stira Alcentra Shares for repurchase by Stira Alcentra at any time prior to the one-year anniversary of the purchase of such Stira Alcentra Shares. Shareholders who pay the full selling commissions and dealer manager fees in connection with the purchase of Class A Shares will not be subject to an early withdrawal charge. No early withdrawal charges will be assessed in connection with the Merger.

(4) Amounts presented are based on each fund’s average net assets over the last 12 months and for Stira Alcentra as a percentage of each class’ average net assets.
(5) Priority’s base management fee under the Priority Investment Advisory Agreement is payable quarterly in arrears, and is calculated at an annual rate of 2.0% of the value of Priority’s average total assets, and is based on the average value of Priority’s total assets as of the end of the two most recently completed calender quarters. Priority’s base management fee includes reimbursement for routine non-compensation overhead expenses of the Priority Adviser under the Priority Investment Advisory Agreement (up to a maximum of 0.0625% of Priority’s total assets per quarter, or 0.25% per year). The percentage reflected in the table is higher than 2.0% because it is calculated on Priority’s average net assets (rather than its average total assets). See “Priority Investment Advisory Agreement—Overview of the Priority Adviser—Advisory Fees.” Subsequent to the Merger, Priority’s Investment Advisory Agreement will remain in place.
Stira Alcentra’s base management fee, based on its current total assets, is calculated and payable quarterly in arrears at the annual rate of 2.00% of Stira Alcentra’s total assets, including assets purchased with borrowed funds or other forms of leverage (but excluding any cash and cash equivalents). Stira Alcentra’s base management fee includes breakpoints when its total assets exceed $500 million and $1 billion. The percentage reflected is less than 2% as the calculation is based on average net assets by class over the year.

(6) Priority pays a subordinated incentive fee to the Priority Adviser equal to 20.0% of “pre-incentive fee net investment income” exceeding a 1.5% hurdle rate, expressed as a rate of return on the value of Priority’s net assets at the end of the immediately preceding quarter and subject to a 100% “catch-up.” See “Priority Investment Advisory Agreement—Overview of the Priority Adviser—Advisory Fees” for a full explanation of how this incentive fee is calculated. Stira Alcentra pays an incentive fee of 15.0% calculated and payable quarterly in arrears based upon Stira Alcentra’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on Stira Alcentra’s “adjusted capital,” equal to 1.75% per quarter and subject to a partial “catch-up” provision measured as of the end of each calender quarter. Because Stira Alcentra did not pay any incentive fees during the past 12 months, the table reflects that no incentive fees are payable for Stira Alcentra shareholders before the Merger.

(7) The annualized effective interest expense of 2.05% for Priority includes dividends payable on 1,360,000 shares of Series A Term Preferred Stock, which accrue dividends at a fixed annual rate of 6.375% per annum, dividends payable on 1,000,000 shares of Series B Preferred Stock, which accrue dividends at a fixed annual rate of 6.25% per annum and dividends payable on 1,610,000 shares of Series C Preferred Stock, which accrue dividends at a fixed annual rate of 6.625% per annum. Priority may issue additional shares of preferred stock or debt securities in the 12 months following the date of this prospectus. In the event Priority were to issue additional shares of preferred stock or debt securities, the borrowing costs, and correspondingly the total annual expenses, including, in the case of such preferred stock, the base management fee as a percentage of its net assets attributable to common stock, would increase. Stira Alcentra does not currently have any borrowings outstanding and therefore does not pay interest expense.

(8) Amount reflects Priority’s estimated annual asset management fees incurred indirectly by it in connection with its investment in CLOs during the next 12 months, including asset management fees payable to the collateral managers of CLO equity tranches and incentive fees due to the collateral managers of CLO equity tranches. As a percent of Priority’s net assets, the CLO acquired fund fees on CLO equity is 3.82%. The 3.82% is based on 4.25% for the entire CLO equity portfolio. The 4.25% is composed of collateral manager fees and 0.% of incentive fees. The 4.25% of collateral manager fees are determined by multiplying 0.452% (collateral managers fees historically paid) by 9.4 (the average leverage in such CLOs). The 0% of incentive fees are determined by multiplying 0% (an estimate if the CLOs were redeemed in the next 12 months and the underlying portfolios were liquidated) by 100% (the assumed amount of total assets invested in equity tranches of CLOs). However, such amounts are uncertain and difficult to predict. Future fees and expenses may be substantially higher or lower because certain fees and expenses are based on the performance of the CLOs, which may fluctuate over time. As a result of such investments, its stockholders may be required to pay two levels of fees in connection with their investment in its shares, including fees payable under the Priority Investment Advisory Agreement, and fees charged to it on such investments.

(9) Stira Alcentra’s Class T, Class I and Class C Shares are subject to an annual distribution and servicing fee equal to 1.0%, 0.5% and 1.0%, respectively, of the then-current NAV of such shares. The annual distribution and servicing fee on Class T Shares will be payable for up to three years from the date of purchase. The annual distribution and servicing fee on Class I Shares will be payable for up to sixteen years from the date of purchase. The annual distribution and servicing fee on Class C Shares will be payable for up to eight years from the date of purchase. For Class I and Class C Shares, to the extent that the aggregate amount of distribution and servicing fees paid is less than 8.0% of the NAV at the time of purchase, distribution and servicing fees will continue to be paid until such fees equal 8.0% of the NAV at the time of purchase. For Class T Shares, to the extent that the aggregate amount of distribution and servicing fees paid is less than 3.0% of the NAV as of the date of purchase, distribution and servicing fees will continue to be paid until such fees equal 3.0% of the NAV as of the date of purchase. In no event will any holder of Class I, Class C or Class T Shares pay more than 8.0% of the NAV as of the date of purchase. Subsequent to the Merger, these fees will no longer be paid. Priority shares are not charged a distribution and servicing fee.

(10) “Other expenses” for Priority include accounting, legal and auditing fees as well as the reimbursement of the compensation of its chief financial officer, chief compliance officer, treasurer and secretary and other administrative personnel of the Prospect Administrator and fees payable to its independent directors. “Other expenses” for Stira Alcentra include accounting, legal and auditing fees, as well as the reimbursement of the compensation of administrative personnel and fees payable to its trustees who do not also serve in an executive officer capacity for Stira Alcentra, the Stira Adviser or the Stira Sub-Adviser. The amount presented in the table is based on actual amounts incurred during the twelve months ended December 31, 2018. Pro forma Priority Combined “Other expenses” include the fees expected to be paid pursuant to the Consulting Agreement between Priority and SCMG, which is expected to be entered into at the time of the Merger and will continue for an 18 month term.

(11) Each of Priority and Stira Alcentra has a conditional obligation to repay their respective investment adviser for any amounts previously funded by it under an expense support and conditional reimbursement agreement. For Priority, the percentage disclosed reflects the estimated amount of expense support reimbursements that it expects will be paid by Priority during the next 12 months, which Priority assumes will be consistent with the amount of expense support reimbursements paid by Priority for the twelve months ended December 31, 2018. As of December 31, 2018, the unreimbursed expense support amount was $3,118,057. If Priority was required to make the potential maximum repayment, such payment as a percentage of average net assets attributable to common shares would be 0.92%.
If Stira Alcentra continued to exist, rather than complete the Merger, it would have a conditional obligation to reimburse the Stira Adviser for any amounts funded by the Stira Adviser under such agreement, including certain organization and offering costs that have been included in operating expenses.

(12) Transaction expenses related to the Merger are not included. The total estimated costs for both Priority and Stira Alcentra is $1,000,000.
(13) Priority expense ratios assume no expense support repayments after year 1 as its obligations to make expense support repayments will have either been satisfied or expired at such time.

FINANCIAL HIGHLIGHTS OF PRIORITY INCOME FUND INC.
The following is a schedule of financial highlights of Priority for the six months ended December 31, 2018 and years ended June 30, 2018, 2017, 2016 and 2015, and the period from January 6, 2014 (the date non-affiliate stockholders were admitted into Priority) to June 30, 2014. Priority has omitted the financial highlights for the periods prior to January 6, 2014 since non-affiliated stockholders were not yet admitted to Priority nor did Priority commence investment operations. The financial data for the fiscal years ended June 30, 2018, 2017, 2016 and 2015 and for the period from January 6, 2014 to June 30, 2014 is derived from Priority’s financial statements which have been audited by BDO USA LLP, Priority’s independent registered public accounting firm. The financial highlights for the six months ended December 31, 2018 are included in our unaudited financial statements but, in the opinion of management, present fairly the financial condition and operating results for such period. Interim results as of and for the six months ended December 31, 2018 are not necessarily indicative of the results that may be expected for the year ending June 30, 2019. You should read these financial highlights in conjunction with the financial statements and related notes included in the SAI and our annual reports filed with the SEC and available on its website at www.sec.gov. Historical data is not necessarily indicative of the results to be expected for any future period. The data should be read in conjunction with Priority’s financial statements and related notes thereto included in this prospectus.

	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended(a)
	December 31, 2018 (unaudited)	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014
Per share data:
Net asset value, beginning of year or period	$13.47	$14.43	$14.24	$13.39	$9.60	$13.80

Net investment income(b)(h)	0.81	1.60	1.76	2.03	1.64	0.66
Net realized and unrealized gain (loss) on investments(b)	(0.53)	(1.19)	(0.22)	0.27	0.58	(0.06)
Net increase in net assets resulting from operations	0.28	0.41	1.54	2.30	2.22	0.60
Distributions to stockholders
Dividends from net investment income (b)(g)	(0.30)	(0.83)	(1.30)	(1.50)	(1.50)	(0.61)
Capital gain(b)(g)	—	(0.03)	—	—	—	—
Return of capital(b)(g)	(0.44)	(0.64)	(0.21)	—	—	—
Total distributions(c)	(0.74)	(1.50)	(1.51)	(1.50)	(1.50)	(0.61)
Offering costs(b)	—	—	—	(0.02)	(0.27)	(1.36)
Other(d)	0.04	0.13	0.16	0.07	3.34	(2.83)
Net asset value, end of year or period	$13.05	$13.47	$14.43	$14.24	$13.39	$9.60

Total return, based on NAV(e)	2.45%	3.94%	12.82%	19.13%	56.24%	(27.15)%
Supplemental Data:
Net assets, end of year or period	$346,892,993	$332,681,912	$285,033,346	$182,280,330	$69,237,648	$6,787,044

Ratio to average net assets:
Total expenses excluding expense support (reimbursements)/repayments(h)(i)	7.76%	6.41%	6.91%	7.11%	9.76%	79.50%

Expenses after expense support (reimbursements)/repayments, net(f)(h)(i)	7.76%	6.25%	7.52%	3.49%	—%	(2.50)%
Net investment income(h)(i)	12.08%	11.46%	12.22%	14.94%	13.04%	(18.02)%

Portfolio turnover	—%	1%	1%	1%	1%	6%

(a) Represents the period from January 6, 2014 (the date non-affiliate stockholders were admitted into Priority) to June 30, 2014. The net asset value at the beginning of the period is the net offering price as of January 6, 2014, which is the date that Priority satisfied its minimum offering requirement by raising over $2.5 million from selling shares to persons not affiliated with Priority or the Priority Adviser, or the Minimum Offering Requirement, and as a result, broke escrow and commenced making investments.

(b) Calculated based on weighted average shares outstanding during the year or period.
(c) The per share data for distributions is the actual amount of dividends or return of capital paid or payable per share of common stock outstanding during the year or period. Distributions per share are rounded to the nearest $0.01. Distributions paid on shares of preferred stock during the six months ended December 31, 2018 were $1,414,523.

(d) The amount shown represents the balancing figure derived from the other figures in the schedule, and is primarily attributable to the accretive effects from the sales of Priority’s shares and the effects of share repurchases during the year or period.

(e) Total return is based upon the change in net asset value per share between the opening and ending net asset values per share during the year or period and assumes that dividends are reinvested in accordance with Priority’s dividend reinvestment plan. The computation does not reflect the sales load for any class of shares. Total return based on market value is not presented since Priority’s shares are not publicly traded. For periods less than one year, total return is not annualized.

(f)For the year/period ended June 30, 2018, 2017, 2016, 2015, and 2014 there were expense support repayments (reimbursements), net of ($675,148), $1,441,093, ($4,630,655), ($1,593,549), and ($1,250,711), respectively. There were no expense support repayments (reimbursements) for the six months ended December 31, 2018.

(g) The amounts reflected for the year ended June 30, 2017 and June 30, 2018 were updated based on tax information received subsequent to Priority’s N-CSR filing with the SEC.
(h)The Expense and Net Investment Income ratios and Net Investment Income per share reflect income earned and expenses incurred on assets attributable to preferred shares (as described in Note 7. Mandatorily Redeemable Preferred Shares in our financial statements). Preferred shares are only outstanding for periods after June 27, 2018 and the ratio of preferred dividend expense to average net assets applicable to the common shares for the six months ended December 31, 2018 is 0.44%.

(i) Annualized for the six months ended December 31, 2018.

UNAUDITED PRO FORMA FINANCIAL HIGHLIGHTS

	As of and for the Twelve Months Ended December 31, 2018
	Priority	Stira Alcentra	Pro Forma Consolidated Priority
Total investment income	$63,162,264	$1,533,240	$64,695,504
Net operating expenses	23,376,072	182,350	26,354,808
Net investment income	39,786,192	1,350,890	38,340,696
Net realized and unrealized losses from investments	(24,647,374)	(1,570,849)	(26,218,223)
Net increase in net assets resulting from operations	15,138,818	(219,959)	12,122,473

Total assets	418,318,104	34,844,732	452,162,836
Total liabilities	71,425,111	595,416	72,020,527
Total net assets	$346,892,993	$34,249,316	$380,142,309

UNAUDITED PRO FORMA PER SHARE DATA

	As of and for the Twelve Months Ended December 31, 2018
				Per Equivalent Stira Alcentra
	Priority(1)	Stira Alcentra(1)	Pro forma Combined(4)	Class A Share(2)	Class C Share(2)	Class D Share(2)	Class I Share(2)	Class T Share(2)
Numerator for net increase (decrease) in net assets resulting from operations	15,138,818	(219,959)	12,182,473	-	-	-	-	-

Net increase (decrease) in net assets resulting from operations per share	$0.61	$(0.08)	$0.42	$0.28	$0.28	$0.28	$0.28	$0.28
Cash distributions declared(3)	$(1.49)	$(0.57)	$(2.06)	$(1.37)	$(1.36)	$(1.37)	$(1.37)	$(1.36)
Priority net asset value per share	$13.02		$13.02
Class A net asset value per share (Stira Alcentra)		$8.64
Class C net asset value per share (Stira Alcentra)		$8.63
Class D net asset value per share (Stira Alcentra)		$8.64
Class I net asset value per share (Stira Alcentra)		$8.64
Class T net asset value per share (Stira Alcentra)		$8.63

(1) Priority and Stira Alcentra balances reflect the as-adjusted balances with the exception of distributions which are actuals.
(2) Stira Alcentra equivalent pro forma per share amount is calculated by multiplying the combined pro forma share amounts by the common stock exchange ratio of 0.6641 for the Stira Alcentra Class A and D Shares, 0.6631 for the Stira Alcentra Class C Shares, 0.6636 for the Stira Alcentra Class I Shares and 0.6630 for the Stira Alcentra Class T Shares.

(3) The cash distributions declared per share represent the actual distributions declared per share for the period presented.
(4) The pro forma combined net asset value per share is computed by dividing the pro forma combined net assets as of December 31, 2018 by the pro forma combined number of shares outstanding.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
This joint proxy statement/prospectus contains statements that constitute forward-looking statements, which relate to Priority, Stira Alcentra or, following the Merger, the combined entity, regarding future events or the future performance or future financial condition of Priority, Stira Alcentra or the combined entity. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about Priority, Stira Alcentra or the combined entity, their industry and their respective beliefs and assumptions. The forward-looking statements contained in this joint proxy statement/prospectus involve risks and uncertainties. Actual results may differ materially from those described or implied by such forward-looking statements as a result of a number of factors affecting Priority, Stira Alcentra or the combined entity, including without limitation:

•	the ability of the parties to consummate the Merger described in this joint proxy statement/prospectus on the expected timeline, if at all;

•	the failure of Stira Alcentra shareholders to approve the Merger Proposal;

•	the ability of the combined entity to realize any of the anticipated, projected or expected benefits of the proposed Merger;

•	the effects of disruption on the respective businesses of Priority and Stira Alcentra from the proposed Merger;

•	the respective plans, expectations, objectives and intentions of Priority, Stira Alcentra or the combined entity, including without limitation as a result of the Merger;

•	any potential termination of the Merger Agreement or action of Stira Alcentra shareholders with respect to any proposed transaction;

•	any decision by Stira Alcentra to pursue continued operations, liquidate or pursue an alternative transaction upon the termination of the Merger Agreement;

•	any changes in the respective net asset values of Priority, Stira Alcentra or the combined entity in the future;

•	the impact on Priority, Stira Alcentra or the combined entity due to adverse changes in the economy, terrorism or natural disasters and future changes in laws, regulations and applicable conditions;

•
the impact of an economic downturn on the ability of the issuer of a senior loan to continue to operate or make payments on such senior loan, which could lead to the loss of some or all of the investment by Priority, Stira Alcentra or the combined entity in such senior secured loan or a CLO that includes such senior loan;

•
the impact of interest rate volatility on the operations or financial results of Priority, Stira Alcentra, the combined entity (following the Merger) or any of their respective investments, particularly because they use leverage as part of their investment strategies;

•	the respective business prospects and future operating results of Priority, Stira Alcentra, the combined entity and the entities in which they invest;

•	the respective financings and investments of Priority, Stira Alcentra or the combined entity;

•	the adequacy of the respective cash resources and working capital of Priority, Stira Alcentra or the combined entity;

•	the timing of dividends and distributions, if any, from the respective investments made by Priority, Stira Alcentra or the combined entity;

•	the respective contractual arrangements and relationships with third parties of Priority, Stira Alcentra or the combined entity;

•	the dependence of the future success of Priority, Stira Alcentra or the combined entity upon the general economy and its impact on the industries in which they each invest or operate;

•	the ability of Priority, Stira Alcentra or the combined entity to source favorable investments;

•	the use by Priority, Stira Alcentra or the combined entity of financial leverage, whether directly or indirectly;

•	the tax treatment of Priority, Stira Alcentra or the combined entity and their respective investments; and

•
the risks, uncertainties and other factors identified in the Priority and Stira Alcentra “Risk Factors” sections of this joint proxy statement/prospectus and elsewhere herein, as well as in the respective filings made by Priority and Stira Alcentra with the SEC.

Words such as “anticipate,” “believe,” “expect,” “intend,” “seek,” “plan,” “estimate” and similar expressions may indicate a forward-looking statement, although forward-looking statements may not necessarily include those words. Forward-looking statements contained in this joint proxy statement/prospectus involve risks and uncertainties. Actual results could differ materially from those expressed or implied in forward-looking statements for any reason, including without limitation the factors set forth in Priority and Stira Alcentra “Risk Factors” sections of this joint proxy statement/prospectus and elsewhere herein.
The forward-looking statements included in this joint proxy statement/prospectus are based on information available to Priority and Stira Alcentra on the date of this joint proxy statement/prospectus. Except as required by the federal securities laws, neither Priority nor Stira Alcentra undertakes any obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise.
You are advised to consult any additional disclosures that Priority or Stira Alcentra may make directly to you or through reports that they each may file from time to time in the future with the SEC, including semi-annual reports on Form N-CSR.
The forward-looking statements in this joint proxy statement/prospectus, any prospectus supplement or in periodic reports that Priority or Stira Alcentra may file from time to time under the Exchange Act may be excluded from the safe harbor protection provided by Section 27A of the Securities Act and Section 21E of the Exchange Act.

THE STIRA ALCENTRA SPECIAL MEETING

Date, Time and Place of the Stira Alcentra Special Meeting
The Stira Alcentra Special Meeting will take place on May 6, 2019 at 9:00 a.m., Pacific Time, at 18100 Von Karman Avenue, Suite 500, Irvine CA 92612.
Purpose of the Stira Alcentra Special Meeting
Stira Alcentra shareholders are being asked to consider and vote on the following matters at the Stira Alcentra Special Meeting:
1.approval of the Merger Proposal; and

2.	approval of the Adjournment Proposal.
See “Summary of the Merger,” “The Merger” and “Description of the Merger Agreement.”
The Stira Alcentra Board, including the Stira Alcentra Independent Trustees, unanimously recommends that Stira Alcentra shareholders vote “FOR” approval of the Merger Proposal and “FOR” approval of the Adjournment Proposal.
Record Date
Only holders of record of Stira Alcentra Shares at the close of business on April 5, 2019, which we refer to as the Stira Alcentra record date, are entitled to notice of and to vote at the Stira Alcentra Special Meeting. On the Stira Alcentra record date, there were approximately 3,963,321 Stira Alcentra Shares issued and outstanding and entitled to vote, which are held by approximately 941 holders of record of Stira Alcentra Shares.
Quorum and Adjournments
The presence, whether in person or by proxy, of the holders of Stira Alcentra Shares entitled to cast at least 50% of the votes entitled to be cast at the Stira Alcentra Special Meeting is necessary to establish a quorum for the transaction of business at the Stira Alcentra Special Meeting, except with respect to any matter that, under applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes of stock, in which case the presence, whether in person or by proxy, of the holders of such class of Stira Alcentra Shares entitled to cast a majority of the votes entitled to be cast by the holders of such class of Stira Alcentra Shares on such a matter will constitute a quorum. If a quorum is not present, the Stira Alcentra Special Meeting will be adjourned until a quorum is obtained. Holders of Stira Alcentra Shares that are present at the Stira Alcentra Special Meeting, but abstain from voting, will be treated as present for purposes of establishing a quorum. Stira Alcentra Shares held of record by brokers with respect to which the brokers have not received voting instructions from the beneficial owners of such Stira Alcentra Shares and do not have discretionary authority to vote the Stira Alcentra Shares on certain proposals (which are considered “broker non-votes” with respect to such proposals) will be treated as Stira Alcentra Shares not present for quorum purposes.
Vote Required
The approval of the lesser of (i) 67% or more of the voting securities present at the Stira Alcentra Special Meeting, if the holders of more than 50% of Stira Alcentra’s outstanding voting securities are present in person or represented by proxy or (ii) 50% of Stira Alcentra’s voting securities, will be required to approve the Merger Proposal. The approval of a majority of votes cast at the Stira Alcentra Special Meeting will be required to approve the Adjournment Proposal. Holders of record of Stira Alcentra Shares on the Stira Alcentra record date are entitled to one vote per share at the Stira Alcentra Special Meeting.
Stira Alcentra shareholders who abstain from voting or who fail to return their proxies, and do not either instruct the proxy solicitor on how to cast their vote either by calling the proxy solicitor or via the Internet pursuant to the instructions shown on the proxy card or attend the Stira Alcentra Special Meeting in person and vote their Stira Alcentra Shares “FOR” the Merger Proposal, will have the same effect as if they voted “AGAINST” the Merger Proposal, and will have no effect on the Adjournment Proposal.

Voting of Stira Alcentra Management
At the close of business on April 5, 2019, Stira Alcentra’s executive officers and trustees owned and were entitled to vote an aggregate of 29,138 Stira Alcentra Shares, representing 0.735% of the outstanding Stira Alcentra Shares on that date. None of Stira Alcentra’s executive officers or trustees has entered into any voting agreement relating to the Merger Proposal or the Adjournment Proposal; however, each of Stira Alcentra’s executive officers and trustees has indicated that he or she intends to vote his or her Stira Alcentra shares in favor of the approval of the Merger Proposal and the Adjournment Proposal.
Voting of Proxies
All Stira Alcentra Shares represented by properly executed proxies received in time for the Stira Alcentra Special Meeting will be voted in the manner specified by the Stira Alcentra shareholders granting those proxies. Properly executed proxies that do not contain voting instructions will be voted “FOR” approval of the Merger Proposal and “FOR” approval of the Adjournment Proposal. Stira Alcentra shareholders may call Stira Alcentra’s proxy solicitor, AST Fund Solutions, at (800) 735-3591 for assistance in voting their Stira Alcentra Shares.
Revocability of Proxies
Granting a proxy, either by telephone, over the Internet, or by mail, will not in any way affect a Stira Alcentra shareholder’s ability to attend the Stira Alcentra Special Meeting and vote such shareholder’s Stira Alcentra Shares in person. A proxy may be revoked any time before it is used by the proxy recipient to cast a vote at the Stira Alcentra Special Meeting. To revoke a proxy, a Stira Alcentra shareholder must notify Stira Alcentra’s Secretary of such revocation in writing or by submitting a properly executed, later-dated proxy, in each case before the Stira Alcentra Special Meeting, or attend the Stira Alcentra Special Meeting and vote his, her or its Stira Alcentra Shares in person at the Stira Alcentra Special Meeting. Attendance at the Stira Alcentra Special Meeting, if a shareholder does not vote his, her or its Stira Alcentra Shares at the Stira Alcentra Special Meeting, will not be sufficient to revoke a proxy.
Any written notice of revocation or subsequent proxy should be sent to Stira Alcentra at: Stira Alcentra Global Credit Fund, 18100 Von Karman Avenue, Suite 500, Irvine, CA 92612, Attn: Corporate Secretary. Stira Alcentra Shares represented by properly executed proxies received in time for the Stira Alcentra Special Meeting will be voted as specified in those proxies.
Solicitation of Proxies
The proxy described herein is being solicited by and on behalf of Stira Alcentra and the Stira Alcentra Board. In the Merger Agreement, Priority agreed to pay up to $500,000 of Stira Alcentra’s transaction expenses incurred in connection with the Merger, which includes Stira Alcentra’s portion of the costs, expenses, and fees related to the preparation and mailing of this joint proxy statement/prospectus, as well as the costs incurred by Stira Alcentra in conducting the Stira Alcentra Special Meeting. Proxies may be solicited on Stira Alcentra’s behalf by its trustees, officers or employees, or by third party proxy solicitors engaged by Stira Alcentra, in person or by telephone, electronic transmission and/or facsimile transmission.
Stira Alcentra has retained AST Fund Solutions to assist in the solicitation of proxies from brokers, nominees, institutions and individuals. Stira Alcentra will pay AST Fund Solutions a fee of $23,000, plus reasonable expenses, for such services.
Appraisal and Dissenter’s Rights
Under Delaware law and Stira Alcentra’s Trust Agreement, Stira Alcentra shareholders have no appraisal rights or rights of dissenting shareholders.
Shareholders Who Hold Their Shares in a Brokerage Account
If your Stira Alcentra Shares are held of record by a broker, you must instruct the broker how to vote such shares or attend the Stira Alcentra Special Meeting and vote your Stira Alcentra Shares in person “FOR” approval of the Merger Proposal and “FOR” approval of the Adjournment Proposal, as provided below, or it will have the same effect as a vote “AGAINST” approval of the Merger Proposal and will have no effect on the Adjournment Proposal.

Stira Alcentra shareholders whose Stira Alcentra Shares are held of record by a broker are urged to vote by telephone or the Internet if their broker has provided them with the opportunity to do so. See your voting instruction form for details. If a broker holds your Stira Alcentra Shares of record and you plan to attend the Stira Alcentra Special Meeting and vote your Stira Alcentra Shares in person, you must bring a letter from your broker identifying you as the beneficial owner of your shares and authorizing you to vote your shares at the Stira Alcentra Special Meeting. Please contact your broker or call Stira Alcentra’s proxy solicitor, AST Fund Solutions, at 800-735-3591 with any questions about how to do so.
Adjournment Proposal
In addition to the Merger Proposal, Stira Alcentra shareholders will also be asked to consider the Adjournment Proposal at the Stira Alcentra Special Meeting. Approval by a majority of the votes cast on the matter by the holders of Stira Alcentra Shares present in person or by proxy at the Stira Alcentra Special Meeting, whether or not a quorum exists, will be required for the Adjournment Proposal. Abstentions and broker non-votes will have no effect on the vote to approve the Adjournment Proposal. Stira Alcentra reserves the right, in its sole discretion, to adjourn or postpone the Stira Alcentra Special Meeting to provide additional time to solicit proxies if a quorum is not present when the meeting is called.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
If the Merger is completed, the holders of (i) Stira Alcentra Class A Shares will have a right to receive the number of Priority shares equal to the result of (A) the Stira Alcentra Class A per-share NAV divided by (B) the Priority per-share NAV, (ii) Stira Alcentra Class C Shares will have a right to receive the number of Priority shares equal to the result of (A) the Stira Alcentra Class C per-share NAV divided by (B) the Priority per-share NAV, (iii) Stira Alcentra Class D Shares will have a right to receive the number of Priority shares equal to the result of (A) the Stira Alcentra Class D per-share NAV divided by (B) the Priority per-share NAV, (iv) Stira Alcentra Class I Shares will have a right to receive the number of Priority shares equal to the result of (A) the Stira Alcentra Class I per-share NAV divided by (B) the Priority per-share NAV and (v) Stira Alcentra Class T Shares will have a right to receive the number of Priority shares equal to the result of (A) the Stira Alcentra Class T per-share NAV divided by (B) the Priority per-share NAV, in each case as determined in accordance with the Merger Agreement. Each of the ratios in clauses (i) – (v) above are referred to herein as an “Exchange Ratio.” Until the Merger is completed, the value of the Priority shares to be issued in the Merger to Stira Alcentra stockholders may fluctuate or change. The historical information that has been included in the unaudited pro forma condensed consolidated financial information has been derived from and should be read in conjunction with the historical consolidated financial statements and the related notes of both Priority and Stira Alcentra, which are included elsewhere in this document. See “Index to Financial Statements.”
The following unaudited pro forma condensed consolidated financial information and explanatory notes illustrate the effect of the Merger on Priority’s financial position and results of operations based upon Priority’s and Stira Alcentra’s respective historical financial positions and results of operations under the asset acquisition method of accounting, with Priority treated as the acquirer.
Generally, under asset acquisition accounting, acquiring assets in groups not only requires ascertaining the cost of the asset (or net assets), but also allocating that cost to the individual assets (or individual assets and liabilities) that make up the group. The cost of the group of assets acquired in an asset acquisition is allocated to the individual assets acquired or liabilities assumed based on their relative fair values of net identifiable assets acquired other than certain excluded assets such as cash. Priority believes that the acquisition of Stira Alcentra should be accounted for as an asset acquisition based on the nature of its preacquisition operations, asset or capital allocation and other factors outlined in ASC 805-50-Business Combinations-Related Issues. The unaudited pro forma condensed consolidated financial information of Priority and Stira Alcentra reflects the Unaudited Pro Forma Condensed Consolidated Statements of Assets and Liabilities as of December 31, 2018, and the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the twelve months ended December 31, 2018. The Unaudited Pro Forma Condensed Consolidated Statements of Assets and Liabilities as of December 31, 2018 assumes the Merger took place on January 1, 2018. The Unaudited Pro Forma Condensed Consolidated Statement of Operations for the twelve months ended December 31, 2018 assumes the Merger took place on January 1, 2018.

The unaudited pro forma condensed consolidated financial information is presented for illustrative purposes only and does not necessarily indicate the results of operations or the combined financial position that would have resulted had the Merger been completed at the beginning of the applicable period presented, nor the impact of expense efficiencies, asset dispositions, share repurchases and other factors. In addition, as explained in more detail in the accompanying notes to the unaudited pro forma condensed consolidated financial information, the allocation of the pro forma purchase price reflected in the unaudited pro forma condensed consolidated financial information involves estimates, is subject to adjustment and may vary significantly from the actual purchase price allocation that will be recorded upon completion of the Merger. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the financial statements of Priority and Stira Alcentra included in this joint proxy statement/prospectus, Stira Alcentra’s annual report on Form N-CSR for the year ended December 31, 2018 and Priority’s annual report on Form N-CSR for the year ended June 30, 2018 and Form N-CSRS for the period ended December 31, 2018.

Priority Income Fund, Inc.
Pro Forma Condensed Consolidated Statements of Assets and Liabilities
December 31, 2018
(Unaudited)

	As-Adjusted Priority(A)	Stira Alcentra	Pro Forma Adjustments	Pro Forma Priority Combined
Assets:
Investments, at fair value	$413,193,877	$27,719,642	$—	$440,913,519
Cash and cash equivalents	1,430,543	6,047,476	—	7,478,019
Other assets	2,693,684	1,077,614	—	3,771,298
Total assets	417,318,104	34,844,732	—	452,162,836

Liabilities:
Mandatorily redeemable preferred stock; ($0.01 par value; 15,000,000 shares authorized; 1,360,000 Series A Term Preferred Stock outstanding with net of offering costs of $304,622 and unamortized discount of $1,003,628; 1,000,000 Series B Term Preferred Stock outstanding with net offering costs of $273,097 and unamortized discount of $758,146)	56,660,507	—	—	56,660,507
Payable for investments purchased	8,640,000	—	—	8,640,000
Due to adviser	4,798,414	—	—	4,798,414
Other liabilities	1,326,190	595,416	—	1,921,606
Total liabilities	71,425,111	595,416	—	72,020,527
Net assets	$345,892,993	$34,249,316	$—	$380,142,309

Total liabilities and net assets	$417,318,104	$34,844,732	$—	$452,162,836

Total shares outstanding
Total Priority shares Outstanding	26,573,578		2,629,249	29,202,827
Stira Alcentra:
Total Class A Shares Outstanding		929,792		—
Total Class C Shares Outstanding		473,131		—
Total Class D Shares Outstanding		63,049		—
Total Class I Shares Outstanding		635,553		—
Total Class T Shares Outstanding		1,861,796		—

Net asset value per share
Priority net asset value per share	$13.02			$13.02
Stira Alcentra:
Class A net asset value per share		$8.64
Class C net asset value per share		$8.63
Class D net asset value per share		$8.64
Class I net asset value per share		$8.64
Class T net asset value per share		$8.63

PRELIMINARY PRO FORMA ADJUSTMENTS

The preliminary pro forma asset acquisition method of accounting is shown in the unaudited pro forma condensed consolidated financial information is as follows:

A. To reflect Priority’s December 31, 2018 balance sheet, updated for material estimated charges subsequent to merger approval.

	Priority	Pro Forma Adjustments		As-adjusted Priority December 31, 2018
Assets:
Investments at fair value (amortized cost $449,559,629)	$413,193,877	$—		$413,193,877
Cash and cash equivalents	2,430,543	(1,000,000)	(1)	1,430,543
Other assets	2,693,684	—		2,693,684
Total assets	418,318,104	(1,000,000)		417,318,104

Liabilities:
Mandatorily redeemable preferred stock; ($0.01 par value; 15,000,000 shares authorized; 1,360,000 Series A Term Preferred Stock outstanding with net of offering costs of $304,622 and unamortized discount of $1,003,628; 1,000,000 Series B Term Preferred Stock outstanding with net offering costs of $273,097 and unamortized discount of $758,146)	56,660,507	—		56,660,507
Payable for investments purchased	8,640,000	—		8,640,000
Due to adviser	4,798,414	—		4,798,414
Other liabilities	1,326,190	—		1,326,190
Total liabilities	71,425,111	—		71,425,111
Net assets	$346,892,993	$(1,000,000)	(1)	$345,892,993

Total liabilities and net assets	$418,318,104	$(1,000,000)	(1)	417,318,104

Total shares outstanding
Total Priority Shares Outstanding	26,573,578			26,573,578

Net asset value per share
Net asset value per share	$13.05			$13.02

(1) The cash and cash equivalents of the Priority pro forma balance sheet is being decreased for estimated costs relating to the Merger consisting of $450,000 in legal and $50,000 in other transaction costs related to Priority. Cash and cash equivalents is also being decreased by an additional $500,000 of estimated transaction costs that will be incurred by Stira Alcentra as part of the Merger that Priority will pay on behalf of Stira Alcentra.

SEE NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Priority Income Fund, Inc.
Pro Forma Condensed Consolidated Statement of Operations
For the Twelve Months Ended December 31, 2018
(Unaudited)

	Priority	Stira Alcentra	Pro Forma Adjustments		Pro Forma Priority Combined
Performance Data:
Interest Income	$63,162,264	$1,495,889	$—		$64,658,153
Other income	—	37,351	—		37,351
Total investment income	63,162,264	1,533,240	—		64,695,504

Base management fees	7,475,023	458,770	—		7,933,793
Performance-based incentive fees	9,908,650	—	—		9,908,650
Preferred dividend expense	1,517,927	—	—		1,517,927
Other expenses	5,006,102	1,844,375	(531,187)	(1)	6,319,290
Total expenses	23,907,702	2,303,145	(531,187)	(1)	25,679,660
Expense support repayment	675,148	—	—		675,148
Expense support reimbursement	(1,206,778)	(2,120,795)	3,327,573	(2)	—
Net operating expenses	23,376,072	182,350	2,796,386	(1)(2)	26,354,808
Net investment income (loss)	39,786,192	1,350,890	(2,796,386)		38,340,696
Net realized and unrealized (losses) gains from investments	(24,647,374)	(1,570,849)	—		(26,218,223)
Net increase (decrease) in net assets resulting from operations	$15,138,818	$(219,959)	$(2,796,386)		$12,122,473
Net increase (decrease) in net assets resulting from operations per common share	$0.61	$(0.08)	$(1.77)		$0.42
Net investment income (loss) per common share	$1.60	$0.48	$(1.77)		$1.31

Weighted average common shares outstanding (pro forma not adjusted)	24,814,683	2,809,896	1,578,247		29,202,826

(1)Certain expenses have been adjusted to recognize costs of duplicative services and other merger-generated efficiencies in costs related to administration, accounting, legal, insurance and other costs. This also includes Consulting Agreement expense between Priority and SCMG.

(2)Expense support reimbursements are removed as Priority terminated its expense support agreement effective July 1, 2018 and therefore will not receive any reimbursements going forward.

SEE NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Priority Income Fund, Inc.
Pro Forma Consolidated Schedule of Investments (As of December 31, 2018)
(Unaudited)

Portfolio Investments(1)(9)	Industry	Investment	Estimated Yield(2)/Interest Rate	Spread Above Index	Base Rate Floor	Legal Maturity	Principal Amount	Priority Amortized Cost	Priority Fair Value(3) Level 3	Stira Alcentra Amortized Cost(10)	Stira Alcentra Fair Value	Pro Forma Amortized Cost	Pro Forma Fair Value	Pro forma % of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Adams Mill CLO Ltd.	Structured Finance	Subordinated Notes	3.99%			7/15/2026	$500,000	$319,076	$223,625	$—	$—	$319,076	$223,625	0.1%
Apidos CLO XVIII (5)(10)	Structured Finance	Subordinated Notes	—%			7/22/2026	750,000	156,774	29,697	—	—	156,774	29,697	—%
Apidos CLO XVIII-R	Structured Finance	Subordinated Notes	18.41%			10/22/2030	410,000	443,816	418,124	—	—	443,816	418,124	0.1%
Apidos CLO XXI	Structured Finance	Subordinated Notes	15.58%			7/18/2027	5,000,000	4,362,381	3,595,210	—	—	4,362,381	3,595,210	0.9%
Apidos CLO XXII(4)	Structured Finance	Subordinated Notes	10.72%			10/20/2027	3,000,000	2,711,022	2,349,948	—	—	2,711,022	2,349,948	0.6%
Babson CLO Ltd. 2014-II(5)(10)	Structured Finance	Subordinated Notes	—%			10/17/2026	1,000,000	368,052	65,381	—	—	368,052	65,381	—%
Babson CLO Ltd. 2015-I	Structured Finance	Subordinated Notes	16.16%			1/20/2031	3,400,000	2,502,931	1,981,098	—	—	2,502,931	1,981,098	0.5%
Barings CLO Ltd. 2018-III(4)	Structured Finance	Subordinated Notes	14.28%			7/20/2029	397,600	244,046	201,008	—	—	244,046	201,008	0.1%
BlueMountain CLO 2012-1 Ltd.(5)(10)	Structured Finance	Subordinated Notes	—%			7/20/2023	5,000,000	122,860	7,830	—	—	122,860	7,830	—%
BlueMountain CLO 2012-2 Ltd.	Structured Finance	Subordinated Notes	11.86%			11/20/2028	3,000,000	2,525,957	1,981,383	—	—	2,525,957	1,981,383	0.5%
BlueMountain CLO 2013-2 Ltd.	Structured Finance	Subordinated Notes	11.26%			10/22/2030	1,900,000	1,425,118	1,048,420	—	—	1,425,118	1,048,420	0.3%
BlueMountain Fuji US CLO II Ltd.	Structured Finance	Subordinated Notes	14.08%			10/20/2030	2,500,000	2,354,581	2,090,813	—	—	2,354,581	2,090,813	0.6%
California Street CLO XI Limited Partnership(5)(10)	Structured Finance	LP Certificates	—%			1/17/2025	18,330,000	344,683	58,308	—	—	344,683	58,308	—%
California Street CLO XII, Ltd.	Structured Finance	Subordinated Notes	1.38%			10/15/2025	14,500,000	8,304,925	6,763,349	—	—	8,304,925	6,763,349	1.8%
Carlyle Global Market Strategies CLO 2013-1, Ltd.	Structured Finance	Subordinated Notes	19.36%			8/14/2030	17,550,000	13,065,059	12,210,769	—	—	13,065,059	12,210,769	3.2%
Carlyle Global Market Strategies CLO 2013-4, Ltd.	Structured Finance	Income Notes	21.06%			1/15/2031	11,839,488	7,080,103	6,958,676	—	—	7,080,103	6,958,676	1.8%
Carlyle Global Market Strategies CLO 2014-1, Ltd.	Structured Finance	Income Notes	31.51%			4/17/2025	12,870,000	6,806,933	8,785,580	—	—	6,806,933	8,785,580	2.3%
Carlyle Global Market Strategies CLO 2014-3-R, Ltd.	Structured Finance	Subordinated Notes	16.85%			7/28/2031	15,000,000	12,992,104	13,325,574	—	—	12,992,104	13,325,574	3.5%
Carlyle Global Market Strategies CLO 2016-1, Ltd.	Structured Finance	Subordinated Notes	24.78%			4/20/2027	6,500,000	5,864,241	6,127,408	—	—	5,864,241	6,127,408	1.6%
Carlyle Global Market Strategies CLO 2016-3, Ltd.(4)	Structured Finance	Subordinated Notes	17.13%			10/20/2029	1,400,000	1,449,796	1,248,483	—	—	1,449,796	1,248,483	0.3%
Carlyle Global Market Strategies CLO 2017-5, Ltd.(4)	Structured Finance	Subordinated Notes	16.17%			1/20/2030	10,000,000	9,837,096	8,954,438	—	—	9,837,096	8,954,438	2.4%
Cedar Funding II CLO, Ltd.	Structured Finance	Subordinated Notes	15.22%			6/10/2030	2,500,000	1,962,798	1,829,068	—	—	1,962,798	1,829,068	0.5%
Cedar Funding IV CLO, Ltd.	Structured Finance	Subordinated Notes	12.94%			7/23/2030	9,592,857	9,358,077	8,123,168	—	—	9,358,077	8,123,168	2.1%
Cedar Funding V CLO, Ltd.	Structured Finance	Subordinated Notes	17.41%			7/17/2031	2,358,000	2,439,784	2,308,015	—	—	2,439,784	2,308,015	0.6%
Cedar Funding VI CLO, Ltd.	Structured Finance	Subordinated Notes	16.85%			10/20/2028	3,000,000	2,953,513	2,738,559	—	—	2,953,513	2,738,559	0.7%
Cent CLO 21 Limited(4)	Structured Finance	Subordinated Notes	15.80%			7/27/2030	510,555	382,962	315,191	—	—	382,962	315,191	0.1%
CIFC Funding 2013-I, Ltd.	Structured Finance	Subordinated Notes	19.86%			7/16/2030	3,000,000	1,600,839	1,514,345	—	—	1,600,839	1,514,345	0.4%
CIFC Funding 2013-II, Ltd.	Structured Finance	Income Notes	10.68%			10/18/2030	305,000	205,108	145,472	—	—	205,108	145,472	—%
CIFC Funding 2014, Ltd.	Structured Finance	Income Notes	15.60%			1/18/2031	2,758,900	1,784,926	1,481,939	—	—	1,784,926	1,481,939	0.4%
CIFC Funding 2014-III, Ltd.	Structured Finance	Income Notes	18.86%			10/22/2031	11,700,000	7,306,169	6,766,870	—	—	7,306,169	6,766,870	1.8%
CIFC Funding 2014-IV-R, Ltd.(4)	Structured Finance	Income Notes	17.34%			10/17/2030	4,286,000	2,593,153	2,308,583	—	—	2,593,153	2,308,583	0.6%

Portfolio Investments(1)(9)	Industry	Investment	Estimated Yield(2)/Interest Rate	Spread Above Index	Base Rate Floor	Legal Maturity	Principal Amount	Priority Amortized Cost	Priority Fair Value(3) Level 3	Stira Alcentra Amortized Cost(10)	Stira Alcentra Fair Value	Pro Forma Amortized Cost	Pro Forma Fair Value	Pro forma % of Net Assets
CIFC Funding 2015-I, Ltd.	Structured Finance	Subordinated Notes	19.89%			1/22/2031	$7,500,000	$5,726,912	$5,316,004	$—	$—	$5,726,912	$5,316,004	1.4%
CIFC Funding 2015-III, Ltd.	Structured Finance	Subordinated Notes	20.45%			4/19/2029	10,000,000	7,872,024	7,585,808	—	—	7,872,024	7,585,808	2.0%
CIFC Funding 2015-IV, Ltd.	Structured Finance	Subordinated Notes	12.74%			10/20/2027	9,100,000	7,479,079	7,035,189	—	—	7,479,079	7,035,189	1.9%
CIFC Funding 2016-I, Ltd.(4)	Structured Finance	Subordinated Notes	13.64%			10/21/2028	2,000,000	1,830,072	1,665,906	—	—	1,830,072	1,665,906	0.4%
CIFC Funding 2017-I, Ltd.	Structured Finance	Subordinated Notes	12.61%			4/21/2029	8,000,000	7,534,156	6,500,450	—	—	7,534,156	6,500,450	1.7%
CIFC Funding 2017-IV, Ltd.	Structured Finance	Subordinated Notes	15.36%			10/24/2030	10,000,000	9,778,055	8,333,833	—	—	9,778,055	8,333,833	2.2%
Covenant Credit Partners CLO II, Ltd.(5)(6)(10)	Structured Finance	Subordinated Notes	—%			10/17/2026	4,392,156	506,873	658,020	—	—	506,873	658,020	0.2%
Galaxy XIX CLO, Ltd.(4)	Structured Finance	Subordinated Notes	14.09%			7/24/2030	2,750,000	1,837,443	1,384,303	—	—	1,837,443	1,384,303	0.4%
Galaxy XXVIII CLO, Ltd.(4)	Structured Finance	Subordinated Notes	11.92%			7/15/2031	250,000	181,628	127,374	—	—	181,628	127,374	—%
GoldenTree Loan Opportunities IX, Ltd.(4)	Structured Finance	Subordinated Notes	14.91%			10/29/2029	3,250,000	2,369,748	1,753,729	—	—	2,369,748	1,753,729	0.5%
Halcyon Loan Advisors Funding 2014-2 Ltd.(4)(10)	Structured Finance	Subordinated Notes	—%			4/28/2025	400,000	219,217	125,750	—	—	219,217	125,750	—%
Halcyon Loan Advisors Funding 2014-3 Ltd.	Structured Finance	Subordinated Notes	7.75%			10/22/2025	500,000	324,242	238,774	—	—	324,242	238,774	0.1%
Halcyon Loan Advisors Funding 2015-1 Ltd.	Structured Finance	Subordinated Notes	17.11%			4/20/2027	3,000,000	2,050,209	1,814,975	—	—	2,050,209	1,814,975	0.5%
Halcyon Loan Advisors Funding 2015-2 Ltd.	Structured Finance	Subordinated Notes	19.39%			7/25/2027	3,000,000	2,260,746	2,001,251	—	—	2,260,746	2,001,251	0.5%
Halcyon Loan Advisors Funding 2015-3 Ltd.(4)	Structured Finance	Subordinated Notes	18.20%			10/18/2027	7,000,000	6,038,222	5,360,349	—	—	6,038,222	5,360,349	1.4%
HarbourView CLO VII-R, Ltd.(4)	Structured Finance	Subordinated Notes	22.02%			7/18/2031	275,000	191,680	183,010	—	—	191,680	183,010	—%
Jefferson Mill CLO Ltd.(4)	Structured Finance	Subordinated Notes	13.49%			10/20/2031	6,049,689	4,650,496	3,267,469	—	—	4,650,496	3,267,469	0.9%
LCM XV Limited Partnership	Structured Finance	Income Notes	7.66%			7/20/2030	250,000	187,153	125,789	—	—	187,153	125,789	—%
LCM XVI Limited Partnership	Structured Finance	Income Notes	11.74%			10/15/2031	6,814,685	4,361,201	3,087,270	—	—	4,361,201	3,087,270	0.8%
LCM XVII Limited Partnership	Structured Finance	Income Notes	17.62%			10/15/2031	1,000,000	684,265	630,648	—	—	684,265	630,648	0.2%
Madison Park Funding XIII, Ltd.(4)	Structured Finance	Subordinated Notes	21.86%			1/19/2025	13,000,000	9,343,255	9,043,703	—	—	9,343,255	9,043,703	2.4%
Madison Park Funding XIV, Ltd.(4)	Structured Finance	Subordinated Notes	16.32%			10/22/2030	14,000,000	10,478,113	9,967,589	—	—	10,478,113	9,967,589	2.6%
Madison Park Funding XV, Ltd.	Structured Finance	Subordinated Notes	17.86%			1/27/2026	4,000,000	3,032,067	3,017,114	—	—	3,032,067	3,017,114	0.8%
Mountain View CLO 2014-1 Ltd.	Structured Finance	Income Notes	6.19%			10/15/2026	1,000,000	597,316	345,414	—	—	597,316	345,414	0.1%
Mountain View CLO IX Ltd.(4)	Structured Finance	Subordinated Notes	18.64%			7/15/2031	5,000,000	3,291,124	3,472,589	—	—	3,291,124	3,472,589	0.9%
Octagon Investment Partners XIV, Ltd.(4)	Structured Finance	Income Notes	17.97%			7/15/2029	6,150,000	3,842,040	3,286,958	—	—	3,842,040	3,286,958	0.9%
Octagon Investment Partners XVII, Ltd.(7)	Structured Finance	Subordinated Notes	22.15%			1/27/2031	16,153,000	7,896,256	7,941,548	—	—	7,896,256	7,941,548	2.1%
Octagon Investment Partners 18-R Ltd.(4)	Structured Finance	Subordinated Notes	18.46%			4/16/2031	4,568,944	2,732,884	2,523,126	—	—	2,732,884	2,523,126	0.7%
Octagon Investment Partners XX, Ltd.(10)	Structured Finance	Subordinated Notes	—%			8/14/2026	500,000	340,150	240,376	—	—	340,150	240,376	0.1%
Octagon Investment Partners XXI, Ltd.(4)	Structured Finance	Subordinated Notes	14.66%			11/14/2026	10,700,000	6,464,140	6,361,019	—	—	6,464,140	6,361,019	1.7%
Octagon Investment Partners XXII, Ltd.	Structured Finance	Subordinated Notes	19.35%			1/22/2030	6,625,000	4,800,376	4,299,078	—	—	4,800,376	4,299,078	1.1%
Octagon Investment Partners XXIII, Ltd.	Structured Finance	Subordinated Notes	26.67%			7/15/2027	12,000,000	9,647,451	11,128,522	—	—	9,647,451	11,128,522	2.9%
Octagon Investment Partners 27, Ltd.	Structured Finance	Subordinated Notes	18.87%			7/15/2030	5,000,000	3,711,193	3,492,408	—	—	3,711,193	3,492,408	0.9%
Octagon Investment Partners 30, Ltd.(4)	Structured Finance	Subordinated Notes	15.35%			3/17/2030	9,525,000	9,139,316	7,860,690	—	—	9,139,316	7,860,690	2.1%

Portfolio Investments(1)(9)	Industry	Investment	Estimated Yield(2)/Interest Rate	Spread Above Index	Base Rate Floor	Legal Maturity	Principal Amount	Priority Amortized Cost	Priority Fair Value(3) Level 3	Stira Alcentra Amortized Cost(10)	Stira Alcentra Fair Value	Pro Forma Amortized Cost	Pro Forma Fair Value	Pro forma % of Net Assets
Octagon Investment Partners 33, Ltd.	Structured Finance	Subordinated Notes	17.46%			1/20/2031	$2,850,000	$2,599,460	$2,648,434	$—	$—	$2,599,460	$2,648,434	0.7%
Octagon Loan Funding, Ltd.	Structured Finance	Subordinated Notes	14.19%			11/18/2031	3,240,000	2,250,446	1,983,727	—	—	2,250,446	1,983,727	0.5%
OZLM VI, Ltd.	Structured Finance	Subordinated Notes	14.29%			4/17/2031	15,688,991	10,586,633	8,099,124	—	—	10,586,633	8,099,124	2.1%
OZLM VII, Ltd.	Structured Finance	Subordinated Notes	11.39%			7/17/2029	2,654,467	1,674,512	1,400,794	—	—	1,674,512	1,400,794	0.4%
OZLM VIII, Ltd.	Structured Finance	Subordinated Notes	8.01%			10/17/2029	950,000	600,136	455,334	—	—	600,136	455,334	0.1%
OZLM IX, Ltd.	Structured Finance	Subordinated Notes	13.75%			10/20/2031	15,000,000	11,235,195	8,902,011	—	—	11,235,195	8,902,011	2.3%
OZLM XII, Ltd.(4)	Structured Finance	Subordinated Notes	13.47%			4/30/2027	12,122,952	9,825,534	7,634,557	—	—	9,825,534	7,634,557	2.0%
OZLM XXII, Ltd.	Structured Finance	Subordinated Notes	18.81%			1/17/2031	27,343,000	15,672,081	14,720,278	—	—	15,672,081	14,720,278	3.9%
Regatta IV Funding Ltd.(5)(10)	Structured Finance	Subordinated Notes	—%			7/27/2026	250,000	4,958	1,749	—	—	4,958	1,749	—%
Romark WM-R Ltd.(4)	Structured Finance	Subordinated Notes	13.26%			4/20/2031	490,713	393,046	281,821	—	—	393,046	281,821	0.1%
Sound Point CLO 2017-3, Ltd.	Structured Finance	Subordinated Notes	17.29%			10/20/2030	4,000,000	3,939,471	3,888,007	—	—	3,939,471	3,888,007	1.0%
Sound Point CLO XVIII, Ltd.	Structured Finance	Subordinated Notes	16.52%			1/20/2031	4,000,000	4,214,207	3,881,672	—	—	4,214,207	3,881,672	1.0%
Symphony CLO XIV, Ltd.(4)(10)	Structured Finance	Subordinated Notes	—%			7/14/2026	750,000	500,944	348,493	—	—	500,944	348,493	0.1%
Symphony CLO XVI, Ltd.	Structured Finance	Subordinated Notes	10.21%			10/15/2031	5,000,000	4,316,053	3,325,733	—	—	4,316,053	3,325,733	0.9%
THL Credit Wind River 2013-1 CLO, Ltd.(4)	Structured Finance	Subordinated Notes	16.21%			7/20/2030	10,395,000	7,870,770	6,138,920	—	—	7,870,770	6,138,920	1.6%
THL Credit Wind River 2013-2 CLO, Ltd.	Structured Finance	Income Notes	17.68%			10/18/2030	3,250,000	2,003,206	1,679,614	—	—	2,003,206	1,679,614	0.4%
THL Credit Wind River 2014-1 CLO, Ltd.	Structured Finance	Subordinated Notes	20.59%			7/18/2031	11,800,000	7,017,698	7,441,700	—	—	7,017,698	7,441,700	2.0%
Venture XVIII CLO, Ltd.	Structured Finance	Subordinated Notes	22.12%			10/15/2029	4,750,000	3,294,457	3,300,586	—	—	3,294,457	3,300,586	0.9%
Venture 28A CLO, Ltd.	Structured Finance	Subordinated Notes	17.95%			10/20/2029	12,000,000	10,677,138	10,635,433	—	—	10,677,138	10,635,433	2.8%
Venture XXX CLO, Ltd.	Structured Finance	Subordinated Notes	17.54%			1/15/2031	5,100,000	4,554,715	4,496,946	—	—	4,554,715	4,496,946	1.2%
Venture XXXII CLO, Ltd.	Structured Finance	Subordinated Notes	18.90%			7/18/2031	7,929,328	7,959,400	7,505,968	—	—	7,959,400	7,505,968	2.0%
Voya IM CLO 2013-1, Ltd.(4)	Structured Finance	Income Notes	15.30%			10/15/2030	4,174,688	2,764,424	2,269,959	—	—	2,764,424	2,269,959	0.6%
Voya IM CLO 2013-3, Ltd.	Structured Finance	Subordinated Notes	9.12%			10/18/2031	4,000,000	2,377,878	1,783,719	—	—	2,377,878	1,783,719	0.5%
Voya IM CLO 2014-1, Ltd.(4)	Structured Finance	Subordinated Notes	14.42%			4/18/2031	314,774	226,145	174,668	—	—	226,145	174,668	—%
Voya CLO 2014-3, Ltd.	Structured Finance	Subordinated Notes	10.79%			7/25/2026	7,000,000	4,135,739	3,110,612	—	—	4,135,739	3,110,612	0.8%
Voya CLO 2014-4, Ltd.	Structured Finance	Subordinated Notes	14.09%			7/14/2031	1,000,000	780,587	596,789	—	—	780,587	596,789	0.2%
Voya CLO 2015-2, Ltd.	Structured Finance	Subordinated Notes	14.72%			7/23/2027	500,000	421,883	340,989	—	—	421,883	340,989	0.1%
Voya CLO 2016-1, Ltd.(4)	Structured Finance	Subordinated Notes	20.30%			1/21/2031	7,750,000	6,795,015	6,702,264	—	—	6,795,015	6,702,264	1.8%
Voya CLO 2016-3, Ltd.(4)	Structured Finance	Subordinated Notes	13.32%			10/18/2031	5,000,000	4,855,605	4,046,285	—	—	4,855,605	4,046,285	1.1%
Voya CLO 2017-3, Ltd.(4)	Structured Finance	Subordinated Notes	12.61%			7/20/2030	5,750,000	6,290,316	5,527,667	—	—	6,290,316	5,527,667	1.5%
Voya CLO 2018-1, Ltd.	Structured Finance	Subordinated Notes	15.63%			4/19/2031	10,000,000	9,931,048	9,314,161	—	—	9,931,048	9,314,161	2.5%
West CLO 2014-1 Ltd.	Structured Finance	Subordinated Notes	13.59%			7/18/2026	13,375,000	9,924,073	9,054,865	—	—	9,924,073	9,054,865	2.4%
Total Collateralized Loan Obligations - Equity Class								$414,960,758	$377,825,246	$—	$—	$414,960,758	$377,825,246	99.4%

Portfolio Investments(1)(9)	Industry	Investment	Estimated Yield(2)/Interest Rate	Spread Above Index	Base Rate Floor	Legal Maturity	Principal Amount	Priority Amortized Cost	Priority Fair Value(3) Level 3	Stira Alcentra Amortized Cost(10)	Stira Alcentra Fair Value	Pro Forma Amortized Cost	Pro Forma Fair Value	Pro forma % of Net Assets
Collateralized Loan Obligation - Debt Class (Cayman Islands)
Cent CLO 21 Limited(4)	Structured Finance	Class E Notes	11.16%	LIBOR + 8.65%		7/27/2030	$109,122	$102,986	$111,203	$—	$—	$102,986	$111,203	—%
CIFC Funding 2014-V, Ltd.(4)	Structured Finance	Class F Notes	11.32%	LIBOR + 8.50%		10/17/2031	750,000	729,027	757,137	—	—	729,027	757,137	0.2%
CIFC Funding 2015-IV, Ltd.(8)	Structured Finance	Class E-R Notes	—%	LIBOR + 8.65%		10/20/2027	9,000,000	8,640,000	8,602,489	—	—	8,640,000	8,602,489	2.3%
Galaxy XXVIII CLO, Ltd.(4)	Structured Finance	Class F Junior Notes	10.92%	LIBOR + 8.48%		7/15/2031	41,713	38,761	42,414	—	—	38,761	42,414	—%
HarbourView CLO VII-R, Ltd.	Structured Finance	Class F Notes	10.71%	LIBOR + 8.27%		7/18/2031	6,000,000	5,782,760	6,042,193	—	—	5,782,760	6,042,193	1.6%
Mountain View CLO IX Ltd.	Structured Finance	Class E Notes	10.46%	LIBOR + 8.02%		7/15/2031	3,625,000	3,484,452	3,586,455	—	—	3,484,452	3,586,455	0.9%
OZLM VIII, Ltd.	Structured Finance	Class E Notes	10.79%	LIBOR + 8.17%		10/17/2029	8,400,000	8,154,422	8,364,756	—	—	8,154,422	8,364,756	2.2%
Venture XIX CLO, Ltd.	Structured Finance	Class F-RR Notes	10.93%	LIBOR + 8.50%		1/15/2032	7,900,000	7,666,463	7,861,984	—	—	7,666,463	7,861,984	2.1%
Total Collateralized Loan Obligations - Debt Class								$34,598,871	$35,368,631	$—	$—	$34,598,871	$35,368,631	9.3%
Corporate Bonds
Cincinnati Bell, Inc. (11)(12)(17)	Communications	Corporate Bonds	7.00%			7/15/2024	$150,000	$—	$—	$151,725	$123,750	$151,725	$123,750	—%
Radiate Holdco LLC/Radiate Finance, Inc. (11)(12)(17)	Communications	Corporate Bonds	6.63%			2/15/2025	500,000	—	—	478,182	432,500	478,182	432,500	0.1%
Altice Finco S.A. (11)(12)(17)	Communications	Corporate Bonds	7.63%			2/15/2025	225,000	—	—	236,097	186,750	236,097	186,750	—%
Sprint Corp.(17)	Communications	Corporate Bonds	7.25%			9/15/2021	300,000	—	—	314,696	307,050	314,696	307,050	0.1%
Kronos Acquisition Holdings, Inc. (11)(12)(17)	Consumer Staples	Corporate Bonds	9.00%			8/15/2023	100,000	—	—	100,407	76,750	100,407	76,750	—%
Enviva Partners L.P./Enviva Partners Finance Corp. (12)(17)	Energy	Corporate Bonds	8.50%			11/1/2021	415,000	—	—	432,385	425,375	432,385	425,375	0.1%
Unit Corp. (12)(17)	Energy	Corporate Bonds	6.63%			5/15/2021	245,000	—	—	245,037	222,950	245,037	222,950	0.1%
Genesis Energy L.P./Genesis Energy Finance Corp. (12)(17)	Energy	Corporate Bonds	6.50%			10/1/2025	300,000	—	—	304,001	264,000	304,001	264,000	0.1%
Sanchez Energy Corp. (12)(17)	Energy	Corporate Bonds	6.13%			1/15/2023	130,000	—	—	113,765	23,400	113,765	23,400	—%
SemGroup Corp. (12)(17)	Energy	Corporate Bonds	6.38%			3/15/2025	200,000	—	—	195,009	184,500	195,009	184,500	—%
Whiting Petroleum Corp. (11)(12)(17)	Energy	Corporate Bonds	6.63%			1/15/2026	250,000	—	—	259,334	214,375	259,334	214,375	0.1%
AssuredPartners, Inc. (11)(12)(17)	Financials	Corporate Bonds	7.00%			8/15/2025	350,000	—	—	349,981	315,448	349,981	315,448	0.1%
Tenet Healthcare Corp.(17)	Health Care	Corporate Bonds	6.75%			6/15/2023	500,000	—	—	498,274	455,938	498,274	455,938	0.1%
Valeant Pharmaceuticals International, Inc. (11)(12)(17)	Health Care	Corporate Bonds	5.88%			5/15/2023	325,000	—	—	302,109	300,625	302,109	300,625	0.1%
NVA Holdings, Inc. (11)(12)(17)	Health Care	Corporate Bonds	6.88%			4/1/2026	315,000	—	—	315,000	281,925	315,000	281,925	0.1%
Polaris Intermediate Corp. (11)(12)(17)	Health Care	Corporate Bonds	8.50%			12/1/2022	300,000	—	—	309,929	273,636	309,929	273,636	0.1%
Bombardier, Inc. (11)(12)(17)	Industrials	Corporate Bonds	7.50%			3/15/2025	350,000	—	—	363,874	329,875	363,874	329,875	0.1%
Brand Energy & Infrastructure Services, Inc. (11)(12)(17)	Industrials	Corporate Bonds	8.50%			7/15/2025	250,000	—	—	261,881	213,125	261,881	213,125	0.1%
Covanta Holding Corp. (12)(17)	Industrials	Corporate Bonds	5.88%			7/1/2025	225,000	—	—	223,106	207,000	223,106	207,000	0.1%
Hillman Group, Inc. (The) (11)(12)(17)	Industrials	Corporate Bonds	6.38%			7/15/2022	100,000	—	—	98,495	81,000	98,495	81,000	—%
Consolidated Energy Finance S.A. (11)(12)(17)	Materials	Corporate Bonds	6.88%			6/15/2025	300,000	—	—	309,634	285,663	309,634	285,663	0.1%
CVR Partners L.P./CVR Nitrogen Finance Corp. (11)(12)(17)	Materials	Corporate Bonds	9.25%			6/15/2023	300,000	—	—	314,220	312,000	314,220	312,000	0.1%

Portfolio Investments(1)(9)	Industry	Investment	Estimated Yield(2)/Interest Rate	Spread Above Index	Base Rate Floor	Legal Maturity	Principal Amount	Priority Amortized Cost	Priority Fair Value(3) Level 3	Stira Alcentra Amortized Cost(10)	Stira Alcentra Fair Value	Pro Forma Amortized Cost	Pro Forma Fair Value	Pro forma % of Net Assets
First Quantum Minerals Ltd. (11)(12)(17)	Materials	Corporate Bonds	7.25%			4/1/2023	$400,000	$—	$—	$395,619	$352,000	$395,619	$352,000	0.1%
ARD Finance S.A. (12)(17)	Materials	Corporate Bonds	7.13%			9/15/2023	500,000	—	—	515,956	448,750	515,956	448,750	0.1%
BWAY Holding Co. (11)(12)(17)	Materials	Corporate Bonds	7.25%			4/15/2025	275,000	—	—	280,830	246,812	280,830	246,812	0.1%
Platform Specialty Products Corp. (11)(12)(17)	Materials	Corporate Bonds	5.88%			12/1/2025	150,000	—	—	151,335	140,250	151,335	140,250	—%
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden U.S. Holdings (11)(12)(17)	Technology	Corporate Bonds	10.00%			11/30/2024	275,000	—	—	306,282	288,063	306,282	288,063	0.1%
Total Corporate Bonds								$—	$—	$7,827,163	$6,993,510	$7,827,163	$6,993,510	1.8%

Senior Secured - First Lien (13)(14)
ABG Intermediate Holdings 2, LLC(17)	Communications	Senior Secured - First Lien	5.85%	1M LIBOR + 3.50% Cash	2.35%	9/26/2024	$198,625	$—	$—	$198,625	$189,687	$198,625	$189,687	—%
Meredith Corp.(17)	Communications	Senior Secured - First Lien	5.10%	1M LIBOR + 2.75% Cash	2.35%	1/31/2025	242,370	—	—	243,641	236,075	243,641	236,075	0.1%
Red Ventures, LLC(17)	Communications	Senior Secured - First Lien	5.39%	3M LIBOR + 3.00% Cash	2.39%	11/8/2024	535,194	—	—	535,596	511,111	535,596	511,111	0.1%
West Corp.(17)	Communications	Senior Secured - First Lien	6.35%	1M LIBOR + 4.00% Cash	2.35%	10/10/2024	247,500	—	—	247,500	228,011	247,500	228,011	0.1%
West Corp.(17)	Communications	Senior Secured - First Lien	5.85%	1M LIBOR + 3.50% Cash	2.35%	10/10/2024	99,500	—	—	99,387	91,249	99,387	91,249	—%
Constellis Holdings, LLC(17)	Consumer Discretionary	Senior Secured - First Lien	7.39%	3M LIBOR + 5.00% Cash	2.39%	4/21/2024	247,487	—	—	250,203	237,588	250,203	237,588	0.1%
Employbridge, LLC(17)	Consumer Discretionary	Senior Secured - First Lien	6.95%	3M LIBOR + 4.50% Cash	2.45%	4/18/2025	280,681	—	—	284,292	276,002	284,292	276,002	0.1%
Innovative Xcessories & Services, LLC(17)	Consumer Discretionary	Senior Secured - First Lien	7.26%	1M LIBOR + 4.75% Cash	2.51%	11/29/2022	241,655	—	—	244,413	235,614	244,413	235,614	0.1%
Pre-Paid Legal Services, Inc.(17)	Consumer Discretionary	Senior Secured - First Lien	5.35%	1M LIBOR + 3.00% Cash	2.35%	5/1/2025	228,871	—	—	229,965	224,580	229,965	224,580	0.1%
SRS Distribution, Inc.(17)	Consumer Discretionary	Senior Secured - First Lien	5.60%	1M LIBOR + 3.25% Cash	2.35%	5/23/2025	249,375	—	—	248,752	233,361	248,752	233,361	0.1%
Staples, Inc.(17)	Consumer Discretionary	Senior Secured - First Lien	6.54%	3M LIBOR + 4.00% Cash	2.54%	9/12/2024	247,500	—	—	234,225	237,859	234,225	237,859	0.1%
Stars Group Holdings B.V. (The)(17)	Consumer Discretionary	Senior Secured - First Lien	5.89%	3M LIBOR + 3.50% Cash	2.39%	7/10/2025	696,500	—	—	701,265	675,170	701,265	675,170	0.2%
Weight Watchers International, Inc.(17)	Consumer Discretionary	Senior Secured - First Lien	7.15%	3M LIBOR + 4.75% Cash	2.40%	11/29/2024	429,905	—	—	436,461	426,143	436,461	426,143	0.1%
Albertsons, LLC(17)	Consumer Staples	Senior Secured - First Lien	5.82%	3M LIBOR + 3.00% Cash	2.82%	12/21/2022	395,734	—	—	390,097	381,058	390,097	381,058	0.1%
Manna Pro Products, LLC (16)(17)	Consumer Staples	Senior Secured - First Lien	8.35%	1M LIBOR + 6.00% Cash	2.35%	12/8/2023	263,187	—	—	263,187	263,187	263,187	263,187	0.1%
Manna Pro Products, LLC(17)	Consumer Staples	Senior Secured - First Lien	8.46%	1M LIBOR + 6.00% Cash	2.46%	12/8/2023	1,302,774	—	—	1,295,634	1,302,774	1,295,634	1,302,774	0.3%
Hub International Ltd.(17)	Financials	Senior Secured - First Lien	5.11%	2M LIBOR + 2.75% Cash	2.36%	4/25/2025	298,500	—	—	297,815	282,690	297,815	282,690	0.1%
Mayfield Agency Borrower, Inc.(17)	Financials	Senior Secured - First Lien	6.35%	1M LIBOR + 4.00% Cash	2.35%	2/28/2025	219,895	—	—	220,503	214,947	220,503	214,947	0.1%
USI, Inc.(17)	Financials	Senior Secured - First Lien	5.39%	3M LIBOR + 3.00% Cash	2.39%	5/16/2024	379,171	—	—	381,050	358,791	381,050	358,791	0.1%
Air Methods Corp.(17)	Health Care	Senior Secured - First Lien	5.89%	3M LIBOR + 3.50% Cash	2.39%	4/21/2024	300,000	—	—	301,507	239,356	301,507	239,356	0.1%

Portfolio Investments(1)(9)	Industry	Investment	Estimated Yield(2)/Interest Rate	Spread Above Index	Base Rate Floor	Legal Maturity	Principal Amount	Priority Amortized Cost	Priority Fair Value(3) Level 3	Stira Alcentra Amortized Cost(10)	Stira Alcentra Fair Value	Pro Forma Amortized Cost	Pro Forma Fair Value	Pro forma % of Net Assets
CVS Holdings I L.P.(17)	Health Care	Senior Secured - First Lien	5.10%	1M LIBOR + 2.75% Cash	2.35%	2/6/2025	$347,375	$—	$—	$346,750	$331,201	$346,750	$331,201	0.1%
Pearl Intermediate Parent, LLC(17)	Health Care	Senior Secured - First Lien	5.25%	1M LIBOR + 2.75% Cash	2.50%	2/14/2025	67,490	—	—	67,338	64,200	67,338	64,200	—%
Pearl Intermediate Parent, LLC (16)(17)	Health Care	Senior Secured - First Lien	5.27%	1M LIBOR + 2.75% Cash	2.52%	2/14/2025	19,948	—	—	19,903	18,975	19,903	18,975	—%
PharMerica Corp.(17)	Health Care	Senior Secured - First Lien	5.96%	1M LIBOR + 3.50% Cash	2.46%	12/6/2024	347,997	—	—	350,508	333,498	350,508	333,498	0.1%
PharMerica Corp.(17)	Health Care	Senior Secured - First Lien	10.21%	1M LIBOR + 7.75% Cash	2.46%	12/5/2025	200,000	—	—	203,537	191,000	203,537	191,000	0.1%
Team Health Holdings, Inc.(17)	Health Care	Senior Secured - First Lien	5.10%	1M LIBOR + 2.75% Cash	2.35%	2/6/2024	396,345	—	—	388,783	356,215	388,783	356,215	0.1%
Valeant Pharmaceuticals International, Inc.(17)	Health Care	Senior Secured - First Lien	5.38%	1M LIBOR + 3.00% Cash	2.38%	6/2/2025	144,375	—	—	146,066	138,300	146,066	138,300	—%
ATS Consolidated, Inc.(17)	Industrials	Senior Secured - First Lien	6.10%	1M LIBOR + 3.75% Cash	2.35%	2/28/2025	357,549	—	—	358,565	349,504	358,565	349,504	0.1%
EnergySolutions, LLC(17)	Industrials	Senior Secured - First Lien	6.14%	3M LIBOR + 3.75% Cash	2.39%	5/9/2025	248,750	—	—	247,591	231,338	247,591	231,338	0.1%
Filtration Group Corp.(17)	Industrials	Senior Secured - First Lien	5.35%	1M LIBOR + 3.00% Cash	2.35%	3/29/2025	289,714	—	—	291,090	280,298	291,090	280,298	0.1%
Loparex Holding B.V.(17)	Industrials	Senior Secured - First Lien	6.64%	3M LIBOR + 4.25% Cash	2.39%	4/11/2025	497,500	—	—	500,863	490,037	500,863	490,037	0.1%
NCI Building Systems, Inc.(17)	Industrials	Senior Secured - First Lien	6.18%	3M LIBOR + 3.75% Cash	2.43%	4/12/2025	347,377	—	—	347,579	317,850	347,579	317,850	0.1%
Pike Corp.(17)	Industrials	Senior Secured - First Lien	5.85%	1M LIBOR + 3.50% Cash	2.35%	3/23/2025	238,158	—	—	239,666	233,842	239,666	233,842	0.1%
Titan Acquisition Ltd.(17)	Industrials	Senior Secured - First Lien	5.35%	1M LIBOR + 3.00% Cash	2.35%	3/28/2025	312,638	—	—	312,440	287,627	312,440	287,627	0.1%
AgroFresh, Inc.(17)	Materials	Senior Secured - First Lien	7.10%	1M LIBOR + 4.75% Cash	2.35%	7/31/2021	246,803	—	—	247,024	243,564	247,024	243,564	0.1%
Albea Beauty Holdings S.A.(17)	Materials	Senior Secured - First Lien	5.89%	6M LIBOR + 3.00% Cash	2.89%	4/22/2024	334,473	—	—	335,483	316,704	335,483	316,704	0.1%
BWAY Holding Company(17)	Materials	Senior Secured - First Lien	5.66%	3M LIBOR + 3.25% Cash	2.41%	4/3/2024	447,727	—	—	446,501	422,542	446,501	422,542	0.1%
Covia Holdings Corp.(17)	Materials	Senior Secured - First Lien	6.14%	3M LIBOR + 3.75% Cash	2.39%	6/1/2025	298,500	—	—	299,449	217,905	299,449	217,905	0.1%
Cyanco Intermediate Corp.(17)	Materials	Senior Secured - First Lien	5.85%	1M LIBOR + 3.50% Cash	2.35%	3/16/2025	186,590	—	—	187,272	180,759	187,272	180,759	—%
OCI Beaumont, LLC(17)	Materials	Senior Secured - First Lien	6.39%	3M LIBOR + 4.00% Cash	2.39%	2/14/2025	243,163	—	—	244,775	239,059	244,775	239,059	0.1%
Bright Bidco B.V.(17)	Technology	Senior Secured - First Lien	5.85%	1M LIBOR + 3.50% Cash	2.35%	6/30/2024	246,881	—	—	248,761	209,386	248,761	209,386	0.1%
Capri Finance, LLC USD(17)	Technology	Senior Secured - First Lien	5.78%	3M LIBOR + 3.25% Cash	2.53%	11/1/2024	297,750	—	—	298,433	283,607	298,433	283,607	0.1%
Everi Payments, Inc.(17)	Technology	Senior Secured - First Lien	5.35%	1M LIBOR + 3.00% Cash	2.35%	5/9/2024	545,220	—	—	549,432	530,500	549,432	530,500	0.1%
Harland Clarke Holdings Corp.(17)	Technology	Senior Secured - First Lien	7.14%	3M LIBOR + 4.75% Cash	2.39%	11/3/2023	202,325	—	—	204,066	184,191	204,066	184,191	—%
McAfee, LLC(17)	Technology	Senior Secured - First Lien	6.10%	1M LIBOR + 3.75% Cash	2.35%	9/30/2024	342,865	—	—	346,602	334,722	346,602	334,722	0.1%
Mitchell International, Inc.(17)	Technology	Senior Secured - First Lien	5.60%	1M LIBOR + 3.25% Cash	2.35%	11/29/2024	49,625	—	—	49,409	47,950	49,409	47,950	—%
Quest Software U.S. Holdings, Inc.(17)	Technology	Senior Secured - First Lien	6.78%	3M LIBOR + 4.25% Cash	2.53%	5/16/2025	590,000	—	—	589,221	572,300	589,221	572,300	0.2%

Portfolio Investments(1)(9)	Industry	Investment	Estimated Yield(2)/Interest Rate	Spread Above Index	Base Rate Floor	Legal Maturity	Principal Amount	Priority Amortized Cost	Priority Fair Value(3) Level 3	Stira Alcentra Amortized Cost(10)	Stira Alcentra Fair Value	Pro Forma Amortized Cost	Pro Forma Fair Value	Pro forma % of Net Assets
Riverbed Technology, Inc.(17)	Technology	Senior Secured - First Lien	5.60%	1M LIBOR + 3.25% Cash	2.35%	4/24/2022	$289,259	$—	$—	$288,943	$273,607	$288,943	$273,607	0.1%
Helix Gen Funding, LLC(17)	Utilities	Senior Secured - First Lien	6.10%	1M LIBOR + 3.75% Cash	2.35%	6/2/2024	358,278	—	—	353,352	336,296	353,352	336,296	0.1%
Total Senior Secured-First Lien								$—	$—	$15,613,520	$14,862,230	$15,613,520	$14,862,230	3.9%

Senior Secured - Second Lien (13)(14)
Granite Acquisition, Inc.(17)	Energy	Senior Secured - Second Lien	9.64%	3M LIBOR + 7.25% Cash	2.33%	12/19/2022	$152,597	$—	$—	$154,102	$149,469	$154,102	$149,469	—%
Asurion, LLC(17)	Financials	Senior Secured - Second Lien	8.85%	1M LIBOR + 6.50% Cash	2.09%	8/4/2025	940,000	—	—	959,774	932,367	959,774	932,367	0.2%
Capital Automotive L.P.(17)	Financials	Senior Secured - Second Lien	8.35%	1M LIBOR + 6.00% Cash	2.10%	3/24/2025	285,051	—	—	291,956	282,380	291,956	282,380	0.1%
Mayfield Agency Borrower, Inc.(17)	Financials	Senior Secured - Second Lien	10.85%	1M LIBOR + 8.50% Cash	2.09%	3/2/2026	150,000	—	—	151,016	148,500	151,016	148,500	—%
Pearl Intermediate Parent, LLC(17)	Health Care	Senior Secured - Second Lien	8.75%	1M LIBOR + 6.25% Cash	2.09%	2/13/2026	251,000	—	—	253,733	248,490	253,733	248,490	0.1%
VVC Holding Corp.(17)	Health Care	Senior Secured - Second Lien	10.56%	3M LIBOR + 8.13% Cash	2.05%	7/9/2026	4,000,000	—	—	3,961,650	4,080,000	3,961,650	4,080,000	1.1%
Mitchell International, Inc.(17)	Technology	Senior Secured - Second Lien	9.60%	1M LIBOR + 7.25% Cash	2.09%	12/1/2025	133,333	—	—	132,727	130,084	132,727	130,084	—%
Total Senior Secured - Second Lien								$—	$—	$5,904,958	$5,971,290	$5,904,958	$5,971,290	1.6%
Total Investments								$449,559,629	$413,193,877	$29,345,641	$27,827,030	$478,905,270	$441,020,907	116.0%
Unfunded Loan Commitments										$(107,388)	$(107,388)	$(107,388)	$(107,388)	—%
Net Investments								$449,559,629	$413,193,877	$29,238,253	$27,719,642	$478,797,882	$440,913,519	116.0%
Assets In Excess Of Other Liabilities									$(67,300,884)		$6,529,674		$(60,771,210)	(16.0)%
Net Assets									$345,892,993		$34,249,316		$380,142,309	100.0%

(1) Priority does not “control” and is not an “affiliate” of any of its portfolio companies, as each such term as defined in the 1940 Act. In general, under the 1940 Act, Priority would be presumed to “control” a portfolio company if Priority owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if Priority owned 5% or more of its voting securities.

(2) The CLO subordinated notes/fee notes and income notes are considered equity positions in the CLOs. The CLO equity investments are entitled to recurring distributions, which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to senior debt holders and CLO expenses. The current estimated yield indicated is based on the current projections of this excess cash flow taking into account assumptions which have been made regarding expected prepayments, losses and reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions.

(3) Fair value is determined by or under the direction of the Priority Board. As of December 31, 2018, all of Priority’s investments were classified as Level 3. Accounting Standard Codification 820, Fair Value Measurements, classifies such unobservable inputs used to measure fair value as Level 3 within the valuation hierarchy. See Notes 2 and 3 within the accompanying notes to financial statements for further discussion.

(4) Co-investment with other entities managed by an affiliate of the Priority Adviser.

(5) Security was called for redemption and the liquidation of the underlying loan portfolio is ongoing.

(6) Principal amount of subordinated notes and subordinated fee note is $4,000,000 and $392,156, respectively.

(7) The interest rate on these investments is subject to the base rate of 3-Month LIBOR, which was 2.80% at December 31, 2018. The current base rate for each investment may be different from the reference rate on December 31, 2018.

(8) This investment was not settled as of December 31, 2018 and therefore was not accruing income.

(9) Restricted securities for which quotations are not readily available are valued at fair value, as determined by Priority Board.

(10) The effective yield has been estimated to be 0% as expected future cash flows are anticipated to not be sufficient to repay the investment at cost. If the expected investment proceeds increase, there is a potential for future investment income from the investment. Distributions, once received, will be recognized as return of capital with any remaining unamortized investment costs written off if the actual distributions are less than the amortized investment cost. If an investment has been impaired upon being called, any future distributions will be recorded as a return of capital. To the extent that the impaired CLO’s cost basis is fully recovered, any future distributions will be recorded as realized gains.

(10)The cost of debt securities is adjusted for accretion of discount/amortization of premium and interest paid-in-kind on such securities.

(11) Exempt from registration under Rule 144A of the Securities Act. Such securities may be deemed liquid by Alcentra NY, LLC, Stira Alcentra’s investment sub-adviser, and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $4,240,172, which represents approximately 1.12.% of pro forma net assets as of December 31, 2018.

(12) Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(13) The principal balance outstanding for all floating rate loans is indexed to LIBOR or an alternate base rate (e.g., prime rate), which typically resets semi-annually, quarterly, or monthly at the borrower’s option. The borrower may also elect to have multiple interest reset periods for each loan. For each of these loans, Stira Alcentra  has provided the applicable margin over LIBOR based on each respective credit agreement.

(14) Variable rate security. Interest rate disclosed is that which is in effect on December 31, 2018.

(15) This loan settled after December 31, 2018, at which time the interest rate was determined.

(16) Unfunded or partially unfunded loan commitments. Stira Alcentra is obligated to fund these commitments at the borrower’s discretion.

(17) This asset will be sold as part of the merger. The total costs associated with repositioning the portfolio are estimated to be $60,000, which assumes no broker costs. Stira Alcentra estimates net capital losses of $1.50 million as part of the disposition of these investments if the investments were sold as of December 31, 2018, the date of the pro forma consolidated schedule of investments.

1. BASIS OF PRO FORMA PRESENTATION
The unaudited pro forma condensed consolidated financial information related to the Merger is included as of and for the twelve months ended December 31, 2018. On December 21, 2018, Priority and Stira Alcentra entered into the Merger Agreement. For the purposes of the Pro Forma Condensed Consolidated Financial Statements, the value of Priority’s stock price used to determine Priority’s purchase price is approximately $34.2 million, which is based upon the balance sheet of Stira Alcentra. The pro forma adjustments included herein reflect the conversion of the Stira Alcentra Class A, C, D, I and T Shares into Priority shares using an exchange ratio of the common stock exchange ratio of 0.6641 for the Stira Alcentra Class A and D Shares, 0.6631 for the Stira Alcentra Class C Shares, 0.6636 for the Stira Alcentra Class I Shares and 0.6630 for the Stira Alcentra Class T Shares. An estimated 2,629,249 shares will be issued by Priority to Stira Alcentra shareholders as part of the Merger.
The Merger will be accounted for as an asset acquisition of Stira Alcentra by Priority in accordance with the asset acquisition method of accounting as detailed in ASC 805-50, Business Combinations—Related Issues. Generally, under asset acquisition accounting, acquiring assets in groups not only requires ascertaining the cost of the asset (or net assets), but also allocating that cost to the individual assets (or individual assets and liabilities) that make up the group. The cost of the group of assets acquired in an asset acquisition is allocated to the individual assets acquired or liabilities assumed based on their relative fair values of net identifiable assets acquired other than excluded assets (such as cash) and does not give rise to goodwill. Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market value, the NAV of Stira Alcentra and Priority at closing of the Merger may be different than the preliminary amounts indicated herein and those differences may be material.
As permitted under Regulation S-X and as explained by ASC 946-810-45, Priority will generally not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to Priority.
In determining the fair value of the assets to be acquired, Priority determines fair value, as defined under ASC 820, Fair Value Measurement, or ASC 820, as the price that Priority would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment or liability. ASC 820 emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing an asset or liability based on market data obtained from sources independent of Priority. Unobservable inputs reflect the assumptions market participants would use in pricing an asset or liability based on the best information available to Priority on the reporting period date.

Priority follows guidance under U.S. GAAP, which classifies the inputs used to measure fair values into the following hierarchy:
Level 1: Unadjusted quoted prices in active markets for identical assets or liabilities that Priority has the ability to access at the measurement date.
Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities on an inactive market, or other observable inputs other than quoted prices.
Level 3: Unobservable inputs for the asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. Generally, most of Priority’s investments are classified as Level 3. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the price used in an actual transaction may be different than Priority’s valuation and those differences may be material. A review of fair value hierarchy classifications is conducted on a quarterly basis. The inputs into the determination of fair value may require significant management judgment or estimation.

Investments for which market quotations are readily available are valued at such market quotations and are classified in Level 1of the fair value hierarchy.

U.S. government securities for which market quotations are available are valued at a price provided by an independent pricing agent or primary dealer. The pricing agent or primary dealer provides these prices usually after evaluating inputs including yield curves, credit rating, yield spreads, default rates, cash flows, broker quotes and reported trades. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

With respect to investments for which market quotations are not readily available, or when such market quotations are deemed not to represent fair value, the Priority Board has approved a multi-step valuation process for each quarter, as described below, and such investments are classified in Level 3 of the fair value hierarchy:

1.	Each portfolio investment is reviewed by investment professionals of the Priority Adviser with the independent valuation firm engaged by the Priority Board.

2.	The independent valuation firm prepares independent valuations based on its own independent assessments and issues its report.

3.
The Audit Committee of the Priority Board, or the Audit Committee, reviews and discusses with the independent valuation firm the valuation report, and then makes a recommendation to the Priority Board of the value for each investment.

4.
The Priority Board discusses valuations and determines the fair value of such investments in Priority’s portfolio in good faith based on the input of the Priority Adviser, the respective independent valuation firm and the Audit Committee.

The following table presents fair value measurements of investments for the pro forma combined Priority investments as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Collateralized Loan Obligations - Equity Class	$—	$—	$377,825,246	$377,825,246
Collateralized Loan Obligations - Debt Class	—	—	35,368,631	35,368,631
Senior Secured - First Lien(1)	—	13,296,269	1,565,961	14,862,230
Corporate Bonds(1)	—	6,993,510	—	6,993,510
Senior Secured - Second Lien(1)	—	1,891,290	4,080,000	5,971,290
Total investments	—	22,181,069	418,839,838	441,020,907
Unfunded Loan Commitments(1)	—	(4,745)	(102,643)	(107,388)
Net Investments	$—	$22,176,324	$418,737,195	$440,913,519

(1)Substantially all of these investments will be liquidated by Stira Alcentra prior to the Merger pursuant to the terms of the Merger Agreement.
The unaudited pro forma condensed consolidated financial information includes preliminary estimated purchase price allocation adjustments to record the assets and liabilities of Stira Alcentra at their respective relative fair values and represents Priority’s management’s estimates based on available information. The pro forma adjustments included herein may be revised as additional information becomes available and as additional analyses are performed. The final allocation of the purchase price will be determined after the Merger is completed and after completion of a final analysis to determine the relative fair values of Stira Alcentra’s and Priority’s assets and liabilities. Accordingly, the final accounting adjustments and transaction costs may be materially different from the pro forma adjustments presented herein. Increases or decreases in the estimated fair values of the net assets, commitments, and other items of Stira Alcentra as compared to the information shown herein may change the amount of the purchase price allocated to the net assets acquired in accordance with ASC 805-50—Business Combinations—Related Issues.
After the Merger, Priority will continue to elect to be taxed, and intends to qualify annually to maintain its election to be taxed, as a RIC under Subchapter M of the Code. See “Certain Material U.S. Federal Income Tax Consequences of the Merger” for more information.
The unaudited pro forma condensed consolidated financial information presented herein is for illustrative purposes only and does not necessarily indicate the results of operations or the combined financial position that would have resulted had the Merger been completed at the beginning of the applicable period presented, nor the impact of expense efficiencies, asset dispositions, share repurchases and other factors. The unaudited pro forma condensed consolidated financial information is not indicative of the results of operations in future periods or the future financial position of the combined surviving company. Please refer to the audited financial statements of Priority and Stira Alcentra for further details on the operations of each company.

2. PRO FORMA ADJUSTMENTS

Prior to the Merger, both Priority and Stira Alcentra will each incur costs in connection with the Merger. Priority is estimating approximately $500,000 in merger costs consisting of $450,000 in legal and $50,000 in other transaction costs. Stira Alcentra is estimating approximately $500,000 in merger costs which will be paid by Priority.

3. PORTFOLIO REALIGNMENT

Priority’s investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. Priority seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its total assets, or net assets plus borrowings, in senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated, which are collectively referred to as “secured loans,” with an emphasis on current income. Prior to the Merger, Stira Alcentra will sell the majority of its investments. Once the Merger is complete, Priority’s investment objective will remain in place.

4. PRELIMINARY ASSET ACQUISITION ACCOUNTING ALLOCATIONS
The unaudited pro forma condensed consolidated financial information for the Merger includes the unaudited pro forma condensed consolidated statement of assets and liabilities as of December 31, 2018, assuming the Merger was completed on January 1, 2018. The unaudited pro forma condensed consolidated statement of operations for the twelve months ended December 31, 2018 was prepared assuming the Merger was completed on January 1, 2018.
The unaudited pro forma condensed consolidated financial information reflects the issuance of approximately 2,629,249 Priority shares in connection with the Merger.
The Merger will be accounted for using the asset acquisition method of accounting; accordingly, Priority’s cost to acquire Stira Alcentra will be determined at closing of the Merger. Accordingly, the pro forma purchase price has been allocated to the as-adjusted relative fair value of assets acquired and the liabilities assumed based on Stira Alcentra’s currently estimated relative fair values as summarized in the following table:

December 31, 2018
Common stock issued by Priority	$34,249,316
Assets acquired:
Investments (1)	$27,719,642
Cash and cash equivalents	6,047,476
Other assets	1,077,614
Total assets acquired	34,844,732
Other liabilities assumed	595,416
Net assets acquired	34,249,316
Excess of fair value over purchase price	-
Total Purchase Price	$34,249,316
(1) Determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process.

5. SUBSEQUENT EVENTS

During the period from January 1, 2019 through March 21, 2019, Priority raised $9.4 million of capital, net of offering proceeds, through the issuance of 661,740 shares of its common stock.

During the period from January 1, 2019 through March 21, 2019, Priority made 16 CLO investments totaling $43.7 million. Eight of these investments were add-ons to existing investments.

Priority completed an underwritten public offering of the Series C Term Preferred Stock on February 20, 2019. Priority issued 1,400,000 Series C Term Preferred Stock and proceeds received from the offering was $33,906,250. Priority is required to redeem all of the outstanding Series C Term Preferred Stock on the redemption date of June 30, 2024, at a redemption price equal to $25 per share plus an amount equal to accumulated but unpaid dividends, if any, to the date of the redemption. Priority granted the underwriters an option to purchase up to an additional 210,000 shares of Series C Term Preferred Stock at the public offering price, less underwriting discounts and commissions, for 30 days after the date of the prospectus relating to the Series C Term Preferred Stock solely to cover overallotments. Concurrently with the issuance of the primary shares in the offering, Priority issued an additional 100,000 shares of Series C Term Preferred Stock for net proceeds of $2,421,875. On February 28, 2019, Priority received notice of the underwriters exercise of the overallotment option to purchase the remaining 110,000 shares of Series C Term Preferred Stock which closed on March 4, 2019 with net proceeds of $2,664,063.

On March 6, 2019, in accordance with Priority’s share pricing policy, the Priority Board determined that a change in the public offering prices was warranted following a change in Priority’s estimated net asset value per share. In order to more accurately reflect Priority’s net asset value per share, Priority changed its public offering price to $15.19 per share designated as “Class R”, $14.28 per share designated as “Class RIA”, and $13.97 per share designated as “Class I” from $15.42 per share designated as “Class R”, $14.49 per share designated as “Class RIA”, and $14.19 per share designated as “Class I”. Although Priority uses “Class” designations to indicate its differing sales load structures, Priority does not operate as a multi-class fund. The change in the public offering price was effective as of Priority’s March 8, 2019 weekly closing and first applied to subscriptions received from March 1, 2019 through March 7, 2019.

On February 25, 2019, the Priority Board authorized and Priority declared a series of distributions for its common stock for the months of March through May 2019 reflected in the following table. Stockholders of record as of each respective record date will be entitled to receive the distribution.

Record Date	Payment Date	Total Amount per Share(a)
March 1, 8, 15, 22 and 29, 2019(b)	April 1, 2019	$0.18777
April 4, 12, 19 and 26, 2019	April 29, 2019	0.09320
May 3, 10, 17, 24 and 31, 2019	June 3, 2019	0.11650

(a)Total amount per share represents the total distribution rate for the record dates indicated.
(b)Includes bonus distributions.

Priority’s Board authorized and Priority declared distributions for the Series A and B Term Preferred Stock on January 22, 2019. Dividends with respect to the Series A and B Term Preferred Stock will be paid on March 31, 2019 to holders of record of such Series A and B Term Preferred Stock as their names appear on Priority’s registration books at the close of business on March 15, 2019 at a rate of $0.39844 per share of Series A Term Preferred Stock and $0.39063 per share of Series B Term Preferred Stock. Dividends with respect to the Series C Term Preferred Stock were declared on February 20, 2019 and will be paid on March 31, 2019 to holders of record of Series C Term Preferred Stock as their names appear on our registration books at the close of business on March 15, 2019 at a rate of $0.17483 per share of Series C Term Preferred Stock.

CAPITALIZATION
The following table sets forth (1) Priority’s and Stira Alcentra’s respective actual capitalization at December 31, 2018, as adjusted in the case of Priority to account for its issuance of preferred stock, and (2) Priority’s capitalization as adjusted to reflect the effects of the Merger. You should read this table together with Priority’s and Stira Alcentra’s condensed consolidated financial data and the pro forma financial information included elsewhere in this joint proxy statement/prospectus.
This table should be read in conjunction with Priority’s financial statements and notes thereto included in this joint proxy statement/prospectus. The adjusted information is illustrative only.

	Actual Priority	Actual Stira Alcentra	Merger-related Adjustments		As-Adjusted for the Merger
Cash and cash equivalents	$2,430,543	$6,047,476	$(1,000,000)	(2)	$7,478,019
Total assets	418,318,104	34,844,732	(1,000,000)		452,162,836
Mandatorily redeemable preferred stock	56,660,507	—	—		56,660,507

Priority Common Stock, $0.01 par value; 185,000,000 shares authorized; 26,573,578 shares outstanding; Stira Alcentra common shares, $0.001 par value; unlimited number of shares authorized; 3,963,321 shares outstanding	265,736	3,963	22,329	(3)	292,028
Paid-in capital in excess of par value	343,328,677	35,851,503	(1,022,329)		378,157,851
Accumulated net investment loss	43,957,965	—	—		43,957,965
Accumulated net realized gain/(loss) on investments	(4,293,634)	(87,539)	—		(4,381,173)
Net unrealized appreciation/(depreciation) on investments	(36,365,751)	(1,518,611)	—		(37,884,362)
Total net assets of Priority/Stira Alcentra	346,892,993	34,249,316	(1,000,000)		380,142,309
Total net assets of Stira Alcentra Class A (929,792 shares outstanding)	-	8,037,075	-		-
Total net assets of Stira Alcentra Class C (473,131 shares outstanding)	-	4,083,974	-		-
Total net assets of Stira Alcentra Class D (63,049 shares outstanding)	-	545,041	-		-
Total net assets of Stira Alcentra Class I (635,553 shares outstanding)	-	5,490,036	-		-
Total net assets of Stira Alcentra Class T (1,861,796 shares outstanding)	-	16,093,190	-		-
Total capitalization(1)	$403,553,500	$34,249,316	$(1,000,000)		$436,802,816

Net asset value per share of Priority Common Stock	$13.05	-			$13.02
Net asset value per share of Stira Alcentra Class A	-	$8.64
Net asset value per share of Stira Alcentra Class C	-	$8.63
Net asset value per share of Stira Alcentra Class D	-	$8.64
Net asset value per share of Stira Alcentra Class I	-	$8.64
Net asset value per of Stira Alcentra Class T	-	$8.63

(1) Total capitalization equals the sum of net assets and the preferred stock outstanding.
(2) The reduction in cash reflects the approximately $1,000,000 in costs for the Merger.
(3) This adjustment reflects the adjustment to par value of shares outstanding after the merger. Priority’s par value is $0.01 per share whereas Stira Alcentra’s par value per share is $0.001. Therefore, an adjustment needs to be made for the conversion of Stira Alcentra’s shares into Priority shares.

THE MERGER
The discussion in this joint proxy statement/prospectus, which includes the material terms of the Merger and the principal terms of the Merger Agreement, is subject to, and is qualified in its entirety by reference to, the Merger Agreement, a copy of which is attached as Annex A to this joint proxy statement/prospectus.
General Description of the Merger
Pursuant to the Merger Agreement, at the Effective Time, Stira Alcentra will merge with and into Priority, with Priority being the surviving entity of the Merger, and the separate corporate existence of Stira Alcentra will cease. Pursuant to the Merger, the outstanding Stira Alcentra Shares as of immediately prior to the Effective Time will be converted into Priority shares in accordance with the exchange ratio under the Merger Agreement. As a result, upon completion of the Merger, the Stira Alcentra shareholders will hold Priority shares.
Based on the number of Priority shares and Stira Alcentra Shares issued and outstanding as of December 31, 2018 and the respective net asset values of Priority and Stira Alcentra as of December 31, 2018, it is estimated that, upon completion of the Merger, current Priority stockholders will own approximately 91% of the outstanding Priority shares and Stira Alcentra shareholders will own approximately 9% of the outstanding Priority shares.
Background of the Merger
When the personnel at the Stira Adviser and the Stira Sub-Adviser developed the model for Stira Alcentra, it was contemplated that Stira Alcentra would primarily invest in and hold directly originated loans to middle-market companies in the U.S. and Western Europe. The investments held by Stira Alcentra would be sourced by the Stira Sub-Adviser and many would involve participations in co-investment transactions with affiliates of the Stira Sub-Adviser entered into pursuant to an exemptive order obtained from the SEC. In addition, Stira Alcentra would offer multiple share classes following receipt of exemptive relief from the SEC and offer its shares both through the traditional independent broker-dealer sales channel, as well as through electronic ticketing. In order to generate sufficient income to provide for regular and stable distributions to shareholders, Stira Alcentra also intended to obtain leverage through a credit facility or similar financing. Finally, as a result of the scale necessary for Stira Alcentra to be able to achieve its investment objectives and the substantial expenses associated with its formation and launch, it was imperative that SCMG, the dealer-manager of Stira Alcentra, raise capital for Stira Alcentra in amounts at least comparable to what it had historically raised in connection with publicly-registered, non-traded REITs sponsored by affiliates of the Stira Adviser. While many elements of this strategy were successful, SCMG was not able to raise sufficient capital for Stira Alcentra to attain sufficient scale and sufficient direct origination co-investment opportunities were not made available for Stira Alcentra to be able to generate the returns and yield that had been initially anticipated.
As a result of those factors, the Stira Alcentra Board held a telephonic meeting on September 17, 2018, at which the Stira Alcentra Board determined that it was in the best interests of Stira Alcentra and its shareholders to suspend Stira Alcentra’s public offering, as well as its distribution reinvestment plan, and explore strategic alternatives.
Following the public announcement of the suspension of Stira Alcentra’s public offering, the Stira Adviser management team received inquiries from a number of third parties interested in potentially either merging Stira Alcentra with and into another closed-end fund or business development company or acquiring the Stira Adviser and entering into a new investment advisory agreement with Stira Alcentra to manage its assets. In connection with their review and consideration of these proposals, the Stira Adviser management team also considered the possibility of an orderly liquidation of Stira Alcentra’s investments.
On September 24, 2018, the Stira Alcentra Board formed the Stira Alcentra Special Committee, comprised solely of the Stira Alcentra Independent Trustees, to consider strategic alternatives and help ensure that the Stira Alcentra Board fulfilled its fiduciary duties to the Stira Alcentra shareholders. Shortly thereafter, the Stira Alcentra Special Committee engaged its own independent counsel.
The Stira Alcentra Special Committee and other members of the Stira Alcentra Board held telephonic meetings on October 16, 2018 and November 1, 2018 to discuss five non-binding term sheets that had been received by the Stira Adviser concerning potential transactions involving Stira Alcentra, which included one submitted by Priority, as well as an overview of an orderly liquidation of Stira Alcentra’s assets. Four of the five term sheets, including the one submitted by Priority, provided for a proposed merger of Stira Alcentra into a competing closed-end fund or business development company on a NAV-for-NAV basis, with Stira Alcentra shareholders receiving shares of the acquiring fund in the merger. The fifth term sheet was from a registered investment adviser that sought to acquire the Stira Adviser and manage the investment portfolio of Stira Alcentra pursuant to a new investment advisory agreement.
In these meetings, the Stira Alcentra Special Committee and other members of the Stira Alcentra Board, as well as members of the Stira Adviser management team, engaged in discussions concerning each of the proposals, as well as an orderly liquidation of the portfolio, and reviewed materials provided by the Stira Adviser management team that analyzed the financial impact of each proposal on Stira Alcentra and the Stira Alcentra shareholders.
As part of the November 1, 2018 Stira Alcentra Board meeting, and after considering each of the proposals received so far, the Stira Alcentra Special Committee and other members of the Stira Alcentra Board approved a motion for the Stira Adviser management team to develop a plan of liquidation for Stira Alcentra to present to the Stira Alcentra Board at its next regularly-scheduled quarterly meeting. The Stira Alcentra Board considered the liquidation option the best alternative to Stira Alcentra shareholders based on the relatively liquid nature of the assets held by Stira Alcentra.
After the November 1, 2018 Stira Alcentra Board meeting, the Stira Adviser management team discussed the results of the Stira Alcentra Board meeting with the Priority management team and, in response, received an updated proposal from Priority providing additional details concerning the rationale and terms of a potential merger between Priority and Stira Alcentra, including additional information about Priority’s investment strategy and historical investment performance. Additionally, Priority agreed to reimburse Stira Alcentra for up to $500,000 in merger-related expenses.
The Stira Alcentra Special Committee and other members of the Stira Alcentra Board held telephonic meetings on November 5, 2018 and November 7, 2018, to consider the updated proposal from Priority, as well as the alternative of pursuing an orderly liquidation of Stira Alcentra’s investments. At the Stira Alcentra Board meeting held on November 7, 2018, the Stira Alcentra Special Committee and other members of the Stira Alcentra Board evaluated the updated proposal received from Priority, as compared to the other proposals previously received and the liquidation alternative, and decided that the Priority proposal was the most compelling alternative due to Priority’s strong investment track record, the economies of scale that the combined funds would have to cover operating expenses due to Priority’s much larger size, Priority’s proven fundraising ability, the continuity between Priority’s investments and Stira Alcentra’s focus on senior secured loans and the reimbursements of merger-related expenses that Priority agreed to provide. In addition, the Stira Alcentra Board considered the transaction costs that would be imposed on Stira Alcentra shareholders if they sought to invest proceeds from a liquidation of Stira Alcentra into another closed-end fund or comparable investment product. As a result, at the November 7, 2018 Stira Alcentra Board meeting, the Stira Alcentra Special Committee and other members of the Stira Alcentra Board unanimously approved a motion authorizing the Stira Adviser management team to negotiate a letter of intent with Priority describing the material terms of a merger agreement under which Stira Alcentra would be merged with Priority.
At the regularly-scheduled quarterly Stira Alcentra Board meeting held on November 15, 2018, the Stira Alcentra Special Committee and other members of the Stira Alcentra Board were presented with a letter of intent negotiated by the Stira Adviser management team with Priority describing the material terms of the Merger, as well as a confidentiality agreement with Priority that provided for an exclusivity period for the parties to negotiate and enter into a merger agreement.
On December 11, 2018, the Stira Alcentra Special Committee and other members of the Stira Alcentra Board held a telephonic meeting to review the draft Merger Agreement that had been negotiated by the Stira Adviser management team with Priority and to discuss outstanding issues being negotiated by the parties. In particular, the Stira Adviser management noted that open items still being negotiated included deal protection measures, such as the termination fee, the ability of the Stira Alcentra Board to consider a “superior proposal” (as defined in the Merger Agreement) and the ability of the Stira Alcentra Board to terminate the Merger Agreement in the event of certain unforeseen “intervening events” (as defined in the Merger Agreement). Stira Alcentra management consulted with outside fund counsel as well as Delaware special counsel in ensuring that appropriate measures were included in the Merger Agreement. In addition, the Stira Adviser management team provided an overview of a consulting agreement that was being negotiated between Priority or the Priority Adviser and SCMG, whereby SCMG would provide consulting services to Priority relating to the post-Merger integration of Stira Alcentra into Priority for a period of time following the completion of the Merger.
On December 21, 2018, the Stira Alcentra Special Committee and other members of the Stira Alcentra Board were presented with a proposed final version of the Merger Agreement with Priority that had been negotiated by the Stira Adviser management team, as per their direction at the prior Stira Alcentra Board meeting. At this Stira Alcentra Board meeting, the Stira Alcentra Special Committee and other members of the Stira Alcentra Board discussed the business rationale for the Merger with members of the Stira Adviser management team and reviewed with fund counsel and independent counsel the material terms and conditions of the Merger Agreement and the fiduciary duties of the Stira Alcentra Independent Trustees when considering the proposed Merger. The Stira Alcentra Special Committee and other members of the Stira Alcentra Board carefully considered the positive and negative aspects of the proposed Merger with Priority and the other alternatives available to Stira Alcentra, including an orderly liquidation of Stira Alcentra’s assets. The Stira Alcentra Board considered the factors noted above as well as the reimbursements of merger-related expenses that Priority agreed to provide as well as the transaction costs that would be imposed on Stira Alcentra shareholders if they sought to invest proceeds from a liquidation of Stira Alcentra into another closed-end fund or comparable investment product. The Stira Alcentra Board also considered that, because substantially all of Stira Alcentra’s investments would be liquidated immediately prior to the Merger, the transaction would not qualify as a tax-free reorganization. The Stira Alcentra Special Committee then voted unanimously in favor of the Merger and the other members of the Stira Alcentra Board adopted their recommendation and unanimously approved the Merger. For a discussion of the material factors considered by the Stira Alcentra Special Committee and other members of the Stira Alcentra Board in deciding to approve the proposed Merger, see “—Stira Alcentra’s Reasons for the Merger,” below.
In light of such factors, the Stira Alcentra Special Committee and the Stira Alcentra Board:

•	determined the Merger Agreement and the transactions contemplated thereby, including the Merger, to be advisable, fair to and in the best interests of Stira Alcentra and Stira Alcentra shareholders;

•	approved and adopted the Merger Agreement and the transactions contemplated thereby, including the Merger; and

•	resolved to recommend that Stira Alcentra shareholders adopt the Merger Agreement and approve the Merger.
On December 21, 2018, following the foregoing events, the Merger Agreement was executed by Stira Alcentra and Priority, and on December 26, 2018, the parties issued a joint press release publicly announcing entry into the Merger Agreement.
Stira Alcentra’s Reasons for the Merger
As noted above, the Stira Alcentra Special Committee and the other members of the Stira Alcentra Board reviewed and considered the terms of the Merger and the Merger Agreement and unanimously determined that the Merger, as contemplated by the Merger Agreement, is in the best interests of Stira Alcentra and its shareholders. Accordingly, the Stira Alcentra Board unanimously recommends that Stira Alcentra shareholders vote “FOR” the adoption of the Merger Agreement and approval of the Merger.
In the course of making the unanimous decision to approve and recommend the Merger Agreement and the Merger, the Stira Alcentra Board consulted with the Stira Adviser management team and considered a number of factors that it believed supported its decision. The following discussion is a summary of the principal information and factors considered by the Stira Alcentra Board. In view of the wide variety of factors considered by the Stira Alcentra Board in connection with its evaluation of the Merger, the Stira Alcentra Board did not consider it practical to, nor did it attempt to, quantify, rank or otherwise assign relative weights to the specific factors that it considered in reaching its decision. In considering the factors described below, individual members of the Stira Alcentra Board may have given different weight to different factors. The Stira Alcentra Board considered this information as a whole and considered overall the information and factors to be favorable to, and in support of, its determinations and recommendations.
The material information and factors considered by the Stira Alcentra Board included the following:

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Recommendation of the Stira Alcentra Special Committee. The Stira Alcentra Special Committee, which is comprised entirely of the Independent Trustees of Stira Alcentra, considered each of the strategic alternatives available to Stira Alcentra presented for its consideration, consulted with independent legal counsel and, following its review and consideration of such strategic alternatives, unanimously approved and recommended that the Stira Alcentra Board approve the Merger and the Merger Agreement. The other members of the Stira Alcentra Board then adopted the Stira Alcentra Special Committee’s recommendation and unanimously approved the Merger and the Merger Agreement.

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Thorough Review of Strategic Alternatives. The Stira Alcentra Board engaged in a thorough review of the strategic alternatives available to Stira Alcentra, including, among other things, the potential merger of Stira Alcentra with several other funds, including Priority, or the sale of the Stira Adviser to another investment adviser, which would then enter into a new investment advisory agreement with Stira Alcentra, as well as a liquidation of Stira Alcentra. Based on this lengthy and thorough process, the Stira Alcentra Board believes it has explored all alternatives reasonably available to Stira Alcentra.

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Value. The Stira Alcentra Board considered the current and historical NAV per share of the Priority shares, as well as the NAV per share of other closed-end investment companies and BDCs, and the fact that the merger consideration received by Stira Alcentra shareholders in the Merger will be no less than the NAV per share of the Stira Alcentra Shares.

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Strategic and Business Considerations. Priority has a strong track record of investment performance and growth. Since Stira Alcentra shareholders will be stockholders of Priority following completion of the Merger, Stira Alcentra shareholders stand to participate in the future growth and prospects of Priority. The investment professionals at Priority and the Priority Adviser have significant experience managing closed-end funds and BDCs and have substantial expertise managing a portfolio of CLOs consisting of senior secured loans. As holders of Priority shares following the Merger, Stira Alcentra shareholders will have the opportunity to receive monthly income from Priority.

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Priority’s Portfolio and Investment Strategy. The Stira Alcentra Board considered the performance, diversity, risk profile, size and composition of Priority’s portfolio. The Stira Alcentra Board also considered the investment objective and investment strategy of Priority as compared to the investment objective and investment strategy of Stira Alcentra. While Priority’s focus on investments in CLOs differs from Stira Alcentra’s focus on directly originated loans to middle-market companies, the Stira Alcentra Board took into consideration the fact that the CLOs in which Priority has historically invested are comprised largely of senior secured loans that, in many respects, have the characteristics of investments that Stira Alcentra would consider for its portfolio. The Stira Alcentra Board concluded that Stira Alcentra shareholders are expected to benefit from Priority’s investment objective and strategy.

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Increased Market Capitalization. As a result of the Merger, Stira Alcentra shareholders will own interests in a fund that has significantly greater market capitalization than Stira Alcentra. Priority’s size will allow Stira Alcentra shareholders to own interests in a fund that is more diversified by investment and owns larger and more meaningful positions in its portfolio companies.

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Economies of Scale. The Stira Alcentra Board considered the fees and total annual expense ratios of Stira Alcentra and Priority, including the estimated fees and expenses of Priority after the Merger. As a result of the Merger, the fixed costs (e.g., printing and mailing of periodic reports and proxy statements, legal expenses, audit fees and other operating expenses) of the combined entity will be spread across a larger asset base. Total annual operating expenses borne by Priority, as a percentage of net assets, have historically been lower than annual operating expenses as a percentage of net assets borne by Stira Alcentra. Priority’s annual operating expense ratio is expected to be further reduced as a result of the Merger.

•	Investment Management Structure. After the Merger, Stira Alcentra shareholders would be subject to the stockholder investment management structure of Priority Adviser and would be subject to a management fee of 2.00% of average total assets and a quarterly incentive fee that approximates 1.50% (6.00% annually) above a hurdle return of 1.50% and a catch-up of 1.875%.

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Experience and Expertise of Priority. Priority’s management team has a significant amount of experience in the credit business, including originating, underwriting, principal investing and loan structuring, and has access to over 100 affiliated professionals, including investment, origination and credit management professionals, as well as operations, marketing and distribution professionals, each with extensive experience in their respective disciplines.

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Priority’s Ability to Raise Capital. Priority has historically been successful with fundraising, utilizing its dealer manager and network of participating broker dealers to raise capital on Priority’s behalf.

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Terms of the Merger Agreement. The Stira Alcentra Board considered the sections of the Merger Agreement that included deal protection measures, such as the termination fee, the ability of the Stira Alcentra Board to consider a “superior proposal” (as defined in the Merger Agreement) and the ability of the Stira Alcentra Board to terminate the Merger Agreement in the event of certain unforeseen “intervening events” (as defined in the Merger Agreement). Stira Alcentra management consulted with outside fund counsel as well as Delaware special counsel in ensuring that appropriate measures were included in the Merger Agreement.

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Compliance with Regulatory Obligations. The Merger should not affect the ability of Priority to continue to comply with its regulatory obligations, including its ability to maintain appropriate leverage and to pay distributions in order to maintain its qualification as a RIC.

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Taxable Nature of the Merger to Stira Alcentra Shareholders. The Merger is expected to be a taxable transaction for Stira Alcentra shareholders as a result of the fact that the investments currently held by Stira Alcentra are expected to be liquidated either prior to or shortly after the Closing of the Merger. As a result, Stira Alcentra shareholders will be subject to tax on any gains incurred in connection with the exchange of their Stira Alcentra Shares for Priority shares. However, the Stira Alcentra Board reviewed with the Stira Alcentra management team the anticipated impact of the taxable nature of the Merger on Stira Alcentra shareholders and concluded that, based on estimates provided by the Stira Adviser management team, there is expected to be minimal, if any, tax impact to Stira Alcentra shareholders from the Merger due to the decline in Stira Alcentra’s NAV since commencement of its operations.

The Stira Alcentra Board also considered the following material factors relating to the proposed Merger:

•	the review and analysis of Priority’s historical business, financial condition, earnings, risks and prospects, and the expected financial condition of Priority following the Merger;

•	the historical NAV per share of the common stock of Priority and the historical NAV per share of the Stira Alcentra Shares;

•	the values and prospects of the investments held by Priority;

•	the comparison of historical financial measures for Priority and Stira Alcentra, including earnings, return on capital and cash flow, and comparison of historical operational measures;

•	the current industry, economic and market conditions and how such conditions are expected to impact Priority’s ability to conduct its operations; and

•	the risks associated with investments in CLOs that hold a portfolio of senior secured loans versus an investment strategy of investing directly in middle-market companies.
Following the Merger, Stira Alcentra will cease to exist as a separate entity, will deregister all unsold common shares under its registration statement and will deregister as a registered closed-end investment company under the 1940 Act.
The Stira Alcentra Board concluded that, overall, the positive aspects of the proposed Merger for Stira Alcentra and its shareholders substantially outweigh the risks related to the proposed Merger, and, therefore, unanimously approved the Merger Agreement and the Merger.

The Stira Alcentra Board realized that there can be no assurances about future results, including results considered or expected as described in the factors listed above, such as assumptions regarding the potential benefits of the Merger. It should be noted that this explanation of the Stira Alcentra Board’s reasoning and certain other information presented in this section are forward-looking in nature and, therefore, should be read in light of the factors discussed under the heading “Special Note Regarding Forward-Looking Statements” beginning on page 74.
Stira Alcentra Board Recommendation
At a meeting held on December 21, 2018, and based upon the recommendation of the Stira Alcentra Special Committee, the Stira Alcentra Board, including the Stira Alcentra Independent Trustees, unanimously determined that the Merger Agreement and the Merger are advisable, fair to and in the best interests of Stira Alcentra and its shareholders, and approved and adopted entry into the Merger Agreement and consummation of the Merger. The Stira Alcentra Board recommends that Stira Alcentra shareholders vote “FOR” approval of the Merger and the Merger Agreement.
Interests of Certain Persons Related to Stira Alcentra in the Merger
General
In considering the recommendation of the Stira Alcentra Board with respect to the Merger, Stira Alcentra shareholders should be aware that certain persons related to Stira Alcentra have certain interests, including financial interests, in the transactions that may be different from, or in addition to, the interests of Stira Alcentra shareholders generally. The Stira Alcentra Board was aware of these interests and considered them, among other matters, in approving the Merger Agreement and the transactions contemplated thereby, and in making its recommendations that Stira Alcentra shareholders approve and adopt the Merger Agreement and approve the transactions contemplated thereby.
Indemnification and Insurance
The Merger Agreement requires Stira Alcentra to maintain for a period of six years following the Effective Time a trustees’ and officers’ liability insurance policy covering the present and former officers and trustees of Stira Alcentra, containing identical or better coverage and amounts and terms and conditions no less advantageous as that coverage currently provided by Stira Alcentra’s current policies. Stira Alcentra may, at its option, fulfill its obligation to maintain a trustees’ and officers’ liability insurance policy covering the present and former officers and trustees of Stira Alcentra by purchasing a trustees’ and officers’ insurance policy or a “tail” policy under Stira Alcentra’s current trustees’ and officers’ liability insurance policy provided that such policy provides substantially equivalent benefits as the current trustees’ and officers’ liability insurance policy.
Consulting Agreement
In connection with the Merger, Priority will enter into a consulting agreement, or the Consulting Agreement, with SCMG, the dealer-manager of Stira Alcentra, under which SCMG will utilize its knowledge of Stira Alcentra to provide consulting services to Priority relating to the post-Merger integration of Stira Alcentra into Priority, including: (1) with respect to Stira Alcentra’s operations, financial performance and financial statements, (2) responding to questions from former Stira Alcentra shareholders, (3) interacting with the independent broker-dealer systems through which Stira Alcentra’s shares were sold prior to the Merger, (4) integration of Stira Alcentra’s shareholder accounts into Priority’s shareholder account system, and (5) certain other services specified in the Consulting Agreement. The Consulting Agreement has an initial term of eighteen (18) months after closing of the Merger and may be extended upon agreement of the parties. In exchange for providing the services under the Consulting Agreement, SCMG will receive consulting fees of $85,000 per month from Priority during the term of the Consulting Agreement.
Priority’s Reasons for the Merger
In reaching its decision to approve the Merger Agreement, the Priority Board consulted with Priority’s management, as well as its financial and legal advisors, and considered a number of factors, including:

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Greater Scale and Economies of Scale. The Merger is expected to increase the surviving entity’s capitalization, which will allow management to grow Priority’s portfolio. Additionally, as a result of the Merger, fixed costs (e.g., printing and mailing of periodic reports and proxy statements, legal expenses, audit fees and other operating expenses) are anticipated to be spread across a larger asset base. As a result, the total annual operating expenses borne by each Priority stockholder is expected to be reduced.

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Broader and Compatible Stockholder Base. The Priority Board considered Stira Alcentra’s existing shareholder base, which is complementary to Priority’s existing stockholder base. Additionally, the Priority Board believes that the Consulting Agreement will increase the likelihood of a successful integration of Stira Alcentra’s shareholders with those of Priority and of successful operation of the combined company. The Priority Board considered the fee to be paid by Priority under the Consulting Agreement and determined that such expenses were reasonable in light of the services to be provided.

The Priority Board also considered the following material factors relating to the proposed Merger:

•	the review and analysis of each of Priority’s and Stira Alcentra’s business, financial condition, earnings, risks and prospects, and that expected of the combined entity;

•	the historical NAV per share of the common stock of Priority and Stira Alcentra;

•
the values and prospects of the portfolio company investments held by Priority and Stira Alcentra and Stira Alcentra’s valuation policy in relation to the values of Stira Alcentra’s portfolio company investments assigned by Stira Alcentra’s board of directors;

•	the comparison of historical financial measures for Priority and Stira Alcentra, including earnings, return on capital and cash flow, and comparison of historical operational measures; and

•	the current industry, economic and market conditions and how such conditions are expected to impact Priority’s and Stira Alcentra’s ability to conduct their operations
An important element in the Priority Board’s evaluation of the Merger was the ability to receive the transition-related services following the Merger from SCMG, the dealer-manager to Stira Alcentra, pursuant to the Consulting Agreement discussed above, which the Priority Board believes could substantially enhance the likelihood of successful integration of Stira Alcentra into Priority following the Merger and may also provide other benefits to Priority. The Priority Board carefully evaluated the benefits of the services under the Consulting Agreement versus the incremental cost of obtaining those services, including without limitation considering whether Priority could instead obtain those services under its existing Investor Services Agreement with Destra. However, due to SCMG’s particular knowledge of the Stira Alcentra shareholder base resulting from it having served as dealer-manager to Stira Alcentra since its inception, the Priority Board determined that SCMG is uniquely situated to provide those services to Priority.
The Priority Board concluded that, overall, the positive aspects of the proposed Merger to Priority and its stockholders substantially outweigh the risks related to the proposed Merger, and, therefore, unanimously approved the Merger Agreement, the Merger and the transactions contemplated thereby, including the Consulting Agreement.
The Priority Board realized that there can no assurances about future results, including results considered or expected as described in the factors listed above, such as assumptions regarding the potential benefits of the Merger. It should be noted that the foregoing explanation of the Priority Board’s reasoning and certain other information presented in this “The Merger” section are forward-looking in nature and, therefore, should be read in light of the factors discussed under the heading “Special Note Regarding Forward-Looking Statements” beginning on page 74.
Regulatory Approvals Required for the Merger
Completion of the Merger is subject to prior receipt of all approvals and consents required to be obtained from applicable governmental and regulatory authorities to complete the Merger. Priority and Stira Alcentra have agreed to obtain all permits, consents, approvals and authorizations from any governmental or regulatory authority necessary to consummate the transactions contemplated by the Merger Agreement.
There can be no assurance that such regulatory approvals will be obtained, that such approvals will be received on a timely basis or that such approvals will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of Priority following completion of the Merger.
Third-Party Consents Required for the Merger
Priority and Stira Alcentra have each agreed that they will, and will cause their representatives to, cooperate in connection with obtaining approvals and/or consents. There can be no assurance that any such approvals or consents will be obtained or that such approvals or consents will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of Priority, as the surviving entity of the Merger.

DESCRIPTION OF THE MERGER AGREEMENT
The following summary, which includes descriptions of certain material terms of the Merger Agreement, is qualified by reference to the complete text of the Merger Agreement, which is attached as Annex A to this joint proxy statement/prospectus and is incorporated by reference in this joint proxy statement/prospectus. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to any Stira Alcentra shareholder. Stira Alcentra shareholders are encouraged to read the Merger Agreement carefully and in its entirety. Nothing in this joint proxy statement/prospectus constitutes legal or financial advice to any Stira Alcentra shareholder. Stira Alcentra shareholders should consult with such legal counsel, financial advisors and other advisors and representatives as they determine to be appropriate or advisable in connection with their review of the Merger Agreement and otherwise in connection with the Merger. This section is not intended to provide any Stira Alcentra shareholder with any factual information about Stira Alcentra or Priority. Such information can be found elsewhere in this joint proxy statement/prospectus and in the public filings that Stira Alcentra and Priority may make from time to time with the SEC. See “Where You Can Find More Information.”
Structure of the Merger
In accordance with the terms and conditions of the Merger Agreement, Stira Alcentra will be merged with and into Priority, with Priority being the surviving entity of the Merger. The separate corporate existence of Stira Alcentra will cease upon completion of the Merger.
Merger Consideration
If the Merger is completed, the holders of (i) Stira Alcentra Class A Shares will have a right to receive the number of Priority shares equal to the result of (A) the Stira Alcentra Class A per-share NAV divided by (B) the Priority per-share NAV, (ii) Stira Alcentra Class C Shares will have a right to receive the number of Priority shares equal to the result of (A) the Stira Alcentra Class C per-share NAV divided by (B) the Priority per-share NAV, (iii) Stira Alcentra Class D Shares will have a right to receive the number of Priority shares equal to the result of (A) the Stira Alcentra Class D per-share NAV divided by (B) the Priority per-share NAV, (iv) Stira Alcentra Class I Shares will have a right to receive the number of Priority shares equal to the result of (A) the Stira Alcentra Class I per-share NAV divided by (B) the Priority per-share NAV and (v) Stira Alcentra Class T Shares will have a right to receive the number of Priority shares equal to the result of (A) the Stira Alcentra Class T per-share NAV divided by (B) the Priority per-share NAV, in each case as of two business days prior to closing of the Merger and determined in accordance with the Merger Agreement (the ratios referenced in clauses (i) – (v) are each referred to herein as an “Exchange Ratio”). If the aggregate number of Priority shares receivable by a Stira Alcentra shareholder in connection with the Merger as a result of applying the applicable Exchange Ratio would include a fraction of a Priority share, such aggregate number of Priority shares will be rounded up to the next whole number of Priority shares and such Stira Alcentra shareholder will instead receive that number of whole Priority shares.
Until the Merger is completed, the respective NAVs of Priority and Stira Alcentra and the resulting number of Priority shares receivable by Stira Alcentra shareholders in connection with the Merger may fluctuate or otherwise change.
In calculating the Priority per-share NAV, the Priority Board will take into account (i) all necessary GAAP accruals and expenses, (ii) the purchase and sale of investment securities, (iii) indebtedness of Priority, (iv) Priority’s transaction expenses in connection with the Merger (including, without limitation, Priority’s share of joint transaction expenses), (v) Priority’s obligations to reimburse Stira Alcentra for its documented, reasonable, third party, out-of-pocket fees and expenses of attorneys and advisers in connection with the Merger up to a maximum of $500,000 and (vi) such other considerations that the Priority Board deems relevant.
In calculating the Stira Alcentra Class A per-share NAV, Stira Alcentra Class C per-share NAV, Stira Alcentra Class D per-share NAV, Stira Alcentra Class I per-share NAV and Stira Alcentra Class T per-share NAV, the Stira Alcentra Board shall take into account (i) all necessary GAAP accruals and expenses, (ii) the purchase and sale of investment securities, (iii) indebtedness of Stira Alcentra, (iv) Stira Alcentra’s transaction expenses (including, without limitation, Stira Alcentra’s share of joint transaction expenses) in connection with the Merger (other than the up to $500,000 of Stira Alcentra’s transaction expenses that, under the Merger Agreement, will be borne by Priority), (v) the cost of the directors’ and officers’ liability “tail” insurance policy required by the Merger Agreement, (vi) any liabilities (including termination payments) with respect to any contract to which Stira Alcentra is a party, and (vii) such other considerations that the Stira Alcentra Board deems relevant.
Liquidation of Stira Alcentra Investment Portfolio
Stira Alcentra is required to liquidate substantially all of its investment portfolio no later than five business days prior to the date on which the respective NAVs of Priority and Stira Alcentra are determined for purposes of determining the Exchange Ratio.
Representations and Warranties
The representations and warranties and covenants set forth in the Merger Agreement have been made only for the purposes of the Merger Agreement and were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any factual information regarding the parties to the Merger Agreement or their respective businesses.
In the Merger Agreement, Priority has made customary representations and warranties to Stira Alcentra with respect to, among other things:

•	corporate matters related to Priority, including organization, good standing and corporate authority;

•	capitalization;

•	approval and validity of the Merger Agreement;

•	required consents and approvals, and no violations of law, governance documents or certain agreements;

•	public filings, regulatory matters and compliance with law;

•	financial statements and internal controls;

•	the absences of certain changes or events;

•	legal proceedings;

•	certain tax matters;

•	material contracts; and

•	matters related to the Priority Adviser and Prospect Administration, LLC, the administrator to Priority.
In the Merger Agreement, Stira Alcentra has made customary representations and warranties to Priority with respect to, among other things:

•	trust matters related to Stira Alcentra, including organization, good standing and trust or corporate authority;

•	capitalization;

•	approval and validity of the Merger Agreement;

•	required consents and approvals, and no violations of law, governance documents or certain agreements;

•	public filings, regulatory matters and compliance with law;

•	financial statements and internal controls;

•	the absences of certain changes or events;

•	legal proceedings;

•	certain tax matters;

•	material contracts; and

•	matters related to the Stira Adviser.
Some of the representations and warranties in the Merger Agreement made by Stira Alcentra and Priority are qualified as to “materiality” or “Material Adverse Effect.” For purposes of the Merger Agreement, a “Material Adverse Effect” means, with respect to Stira Alcentra or Priority, as the case may be, any occurrence, change, event, effect or development that, individually or taken together with all other occurrences, changes, events, effects or developments, has or would reasonably be likely to have, a material adverse effect on (a) the financial condition, results of operations or business of such party taken as a whole (provided, however, that, with respect to the determination under clause (a), the determination of whether a “Material Adverse Effect” exists or has occurred shall not include effects attributable to (i) changes, after the date of the Merger Agreement, in GAAP or accounting requirements applicable generally to companies in the industry in which such party operates, (ii) changes, after the date of the Merger Agreement, in laws, rules or regulations of general applicability to companies in the industry in which such party operates, (iii) actions or omissions taken with the prior written consent of the other party, (iv) changes, after the date of the Merger Agreement, in global or national political conditions or general economic or market conditions generally affecting other companies in the industry in which such party operates, (v) conditions arising out of acts of terrorism, war, weather conditions or other force majeure events, (vi) the public disclosure of the Merger Agreement or the transactions contemplated thereby and (vii) changes to net asset value in and of itself (it being understood that the underlying cause of such change may be taken into consideration when determining if a Material Adverse Effect has occurred), except, with respect to clauses (i), (ii), (iv) and (v), to the extent that the effects of such change had a materially disproportionate adverse effect on Priority or Stira Alcentra, as applicable, relative to other companies of a similar size operating in the industries in which such party conducts business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Material Adverse Effect has occurred or (b) the ability of such party to timely consummate the transactions contemplated by the Merger Agreement.
Conduct of Business Pending Closing
Conduct of the Stira Alcentra and Priority Business
Except as contemplated or permitted by the Merger Agreement, or with the prior written consent of the other party, from the date of the Merger Agreement until the Effective Time, each of Priority and Stira Alcentra has agreed that it will:

•	conduct its respective business in the ordinary course in all material respects, as such business is being conducted as of the date of the Merger Agreement;

•
use its respective commercially reasonable efforts to maintain and preserve intact its respective business organization and advantageous business relationships and retain the services of its respective officers, directors, trustees and employees; and

•
not take any action that is intended to or would reasonably be expected to adversely affect or materially delay the satisfaction of the conditions to the parties’ obligations to consummate the Merger and the other transactions contemplated by the Merger Agreement.

Except as expressly contemplated or permitted by the Merger Agreement, with the prior written consent of Priority (which consent shall not be unreasonably withheld, conditioned or delayed), or as reasonably necessary or appropriate to comply with applicable law or tax requirements, Stira Alcentra shall not:

•
incur any liabilities or indebtedness except for (i) certain liabilities or indebtedness previously disclosed to Priority and (ii) liabilities or indebtedness not exceeding $100,000 in any particular instance that are either incurred in the ordinary course of business or related to the consummation of the Merger;

•	adjust, split, combine or reclassify any of its shares;

•
other than in the ordinary course consistent with its past practice, make any other distribution on, or directly or indirectly, redeem, purchase or otherwise acquire, any shares of its shares or any securities or obligations convertible into or exchangeable for any shares of its shares;

•
sell, transfer, pledge, lease, license, mortgage, encumber or otherwise dispose of any material amount of its properties or assets to any individual, corporation or other entity or cancel, release or assign any material amount of indebtedness to any such person or any claims held by any such person, in each case, other than pursuant to contracts in force at the date of the Merger Agreement;

•
amend, repeal or otherwise modify its trust or corporate governance documents in a manner that would adversely affect Priority, the Priority stockholders or any transactions contemplated by the Merger Agreement;

•	take any action or willfully fail to take any action that is intended or may reasonably be expected to result in any of the conditions to the Merger not being satisfied;

•	implement or adopt any change in its tax accounting or financial accounting principles, practices or methods other than as required by applicable law, GAAP or regulatory guidelines;

•	grant any share options or restricted shares or grant any rights to acquire its shares;

•	issue any additional shares or securities; or

•	agree to take, or publicly announce an intention to take, any of the aforementioned actions.
Conduct of Priority
Priority is entitled to, during the period from the date of the Merger Agreement until closing of the Merger, continue to conduct its business in the ordinary course, including raising additional preferred equity and debt capital, without being required to provide notice to or obtain the consent of Stira Alcentra. Priority is also entitled to participate in discussions or negotiations concerning, or enter into term sheets, letters of intent and definitive agreements with respect to, and consummate, mergers, share exchanges, consolidations, sale of assets, sales of shares and/or any similar transaction involving Priority so long as such transaction would not prevent the consummation of the Merger and the other transactions contemplated by the Merger Agreement from occurring.
Additional Covenants
No Solicitation of Transactions; Change in Recommendation
Stira Alcentra will immediately cease any solicitations, discussions or negotiations with any person with respect to any Alternative Proposal or any solicitations, discussion or negotiations that could be reasonably be expected to lead to an Alternative Proposal.
For purposes of the Merger Agreement, “Alternative Proposal” means any proposal for a merger, share exchange, consolidation, sale of assets, sale of shares of Stira Alcentra (including by way of a tender offer) or similar transactions involving Stira Alcentra or the Stira Alcentra shareholders that is received by Stira Alcentra or any of its representatives from a third party that, if consummated, would constitute an Alternative Transaction.
For purposes of the Merger Agreement, “Alternative Transaction” means any: (a) transaction pursuant to which a third party acquires or would acquire greater than ten percent (10%) of the outstanding shares of Stira Alcentra or outstanding voting power or of any preferred stock that would be entitled to a class or series vote with respect to a merger or other reorganization involving Stira Alcentra, whether from Stira or pursuant to a tender offer or exchange offer or otherwise, (b) merger, share exchange, consolidation or other business combination involving Stira Alcentra with a third party, (c) transaction pursuant to which a third party acquires or would acquire greater than ten percent (10%) of the net assets of Stira Alcentra, or (d) any liquidation, consolidation, business combination, recapitalization or similar transaction of similar scope involving Stira Alcentra, other than the transactions contemplated by the Merger Agreement.
Subject to certain qualifications and exceptions as set forth below, from the date of Merger Agreement until closing of the Merger, neither Stira Alcentra nor any of its representatives will:

•	initiate, solicit, induce, encourage or facilitate the making of any proposal or offer with respect to an Alternative Proposal or Alternative Transaction;

•	participate in discussions regarding an Alternative Proposal or Alternative Transaction; or

•	enter into any agreement relating to an Alternative Proposal or Alternative Transaction.
Stira Alcentra will not, and will cause its representatives not to, terminate, waive, amend or modify any provision of, or grant any permission under, any standstill or confidentiality agreement and will use, and will cause its representatives to use, reasonable best efforts to enforce the provisions of any such agreement, except to the extent the Stira Alcentra Board reasonably determines in good faith (after receiving written advice of nationally recognized counsel) that doing so would be inconsistent with Stira Alcentra Board’s fiduciary duties under applicable law.
However, at any time prior to obtaining the required vote of Stira Alcentra shareholders in respect of the Merger Proposal, the Stira Alcentra Board may consider and participate in discussions and negotiations with respect to a bona fide Alternative Proposal, if and only to the extent that, and so long as: (i) the Stira Alcentra Board reasonably determines in good faith (after receiving written advice of nationally recognized outside counsel) that such Alternative Proposal is reasonably likely to result in a Superior Proposal, (ii) the Alternative Proposal was not solicited by Stira Alcentra or any its representatives in violation of the Merger Agreement, (iii) the Alternative Proposal is from a third party that the Stira Alcentra Board reasonably determines in good faith has the resources to consummate the transaction contemplated thereby, (iv) the Stira Alcentra Board reasonably determines in good faith (after receiving written advice of nationally recognized outside counsel) that failure to consider and participate in discussions and negotiations with respect to such bona fide Alternative Proposal would be inconsistent with its fiduciary duties under applicable law, and (v) prior to the Stira Alcentra Board engaging in any such discussions or negotiations, Stira Alcentra and the third party first enter into a confidentiality agreement on terms and conditions substantially similar to, and no less favorable to Stira Alcentra than, those contained in the letter agreement entered into between the Stira Alcentra and Priority as of November 19, 2018.
For purposes of the Merger Agreement, “Superior Proposal” means any bona fide written Alternative Proposal made by a third party (but substituting “sixty-six and two-thirds percent (66 2/3%), for the references in the definition thereof to “ten percent (10%)”) that was not knowingly solicited by, or the result of any knowing solicitation or other breach by, Stira Alcentra or any of its representatives: (a) on terms which the Stira Alcentra Board determines in good faith (after receiving written advice of its nationally recognized outside counsel) to be superior for the Stira Alcentra shareholders, taken as a group and in their capacities as such, from a financial point of view, as compared to the Merger (after taking into account any termination fees that would be payable to Priority or any alternative proposal by Priority), (b) that is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the Alternative Proposal, including any conditions, and the identity of the third party) in a timely manner, and (c) in respect of which any required financing has been determined in good faith by the Stira Alcentra Board (including a majority that are not “interested persons” as defined in the 1940 Act) to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.
Stira Alcentra will promptly notify Priority (but in no event later than forty-eight (48) hours) after receipt by Stira Alcentra or any its representatives of any (i) Alternative Proposal, (ii) inquiry that could be reasonably be expected to lead to an Alternative Proposal, (iii) material modification of or material amendment to any Alternative Proposal, or (iv) request for nonpublic information relating to the Stira Alcentra, other than any such request that does not relate to an Alternative Proposal. Such notice to Priority is required to be made both orally and in writing, and indicate the identity of the person making the Alternative Proposal or intending to make or considering making the Alternative Proposal, inquiry, modification or amendment, or requesting non-public information, and include a copy (if in writing) and summary of the material terms and conditions of any such Alternative Proposal, inquiry or modification or amendment to an Alternative Proposal.
At least five (5) business days before: (i) terminating the Merger Agreement and entering into any definitive agreement concerning any Alternative Proposal that the Stira Alcentra Board has determined pursuant to the Merger Agreement is a Superior Proposal, or (ii) instituting a Change of Recommendation relating to an Alternative Proposal that the Stira Alcentra Board has determined pursuant to the Merger Agreement is a Superior Proposal, Stira Alcentra must provide written notice to Priority describing in reasonable detail the final terms and conditions of such Alternative Proposal (reflecting any amendments thereto) and negotiate in good faith with Priority and its advisers to make adjustments in the terms and conditions of the Merger Agreement so that such Alternative Proposal no longer constitutes a Superior Proposal.
At least five (5) business days before instituting a Change of Recommendation due to the occurrence of an Intervening Event, Stira Alcentra must provide written notice to Priority describing in reasonable detail such Intervening Event and negotiate in good faith with Priority and its advisers to make adjustments in the terms and conditions of the Merger Agreement so that such Intervening Event would no longer constitute grounds under this Agreement for Stira Alcentra to institute a Change of Recommendation.

Except as expressly permitted by the Merger Agreement, the Stira Alcentra Board may not: (i) withdraw, modify or qualify, or propose publicly to withdraw, modify or qualify, the recommendation by the Stira Alcentra Board in favor of the Merger Proposal to Stira Alcentra’s shareholders, (ii) take any public action or make any public statement in connection with the Stira Alcentra Special Meeting inconsistent with such recommendation, or (iii) approve or recommend, or publicly propose to approve or recommend, or fail to recommend against, any Alternative Proposal (any of the actions described in clauses (i), (ii) or (iii), a “Change of Recommendation”). A “stop, look and listen” communication by the Stira Alcentra Board to Stira Alcentra shareholders or a factually accurate public statement by Stira Alcentra that describes receipt of an Alternative Proposal is not deemed to be a “Change of Recommendation.” The Stira Alcentra Board may make a Change of Recommendation (i) in response to an Intervening Event or (ii) in connection with receipt of a Superior Proposal, in each case, if, and only if, each of the following conditions is satisfied (to the extent applicable):

•	it receives, prior to approval of the Merger Proposal by the Stira Alcentra shareholders, an Alternative Proposal not solicited in any manner in violation of the Merger Agreement;

•	the Intervening Event satisfies all the requirements of the definition thereof;

•	Stira Alcentra has complied with certain provisions of the Merger Agreement; and

•
it reasonably determines in good faith (after receiving written advice of nationally recognized outside counsel and prior to approval of the Merger Proposal by the Stira Alcentra shareholders), that in light of the Superior Proposal or the Intervening Event, as the case may be, the failure to effect such Change of Recommendation would be inconsistent with its fiduciary duties to the Stira Alcentra shareholders under applicable law.

For purposes of the Merger Agreement, “Intervening Event” means any material event or consequences that were not known or reasonably foreseeable by Stira Alcentra on or prior to the date of the Merger Agreement which first becomes known to Stira Alcentra after the date of the Merger Agreement but prior to the time the Merger Proposal is approved; provided, however, that in no event will any of the following be taken into account for purposes of determining whether an Intervening Event has occurred: (a) any change, event, effect or circumstance that relates to an Alternative Proposal, an Alternative Transaction or a Superior Proposal (b) changes in GAAP or accounting requirements applicable generally to companies in the industry in which Stira Alcentra operates, (c) changes in laws, rules or regulations of general applicability to companies in the industry in which Stira Alcentra operates, (d) changes in global or national political conditions or general economic, business or market conditions generally affecting other companies in the industry in which Stira Alcentra operates, (e) changes resulting from the public disclosure of the Merger Agreement or the transactions contemplated thereby, (f) changes to the net asset value of Stira Alcentra or Priority, in and of itself (it being understood that the underlying cause of such change may be taken into consideration when determining whether an Intervening Event has occurred), (g) compliance with or performance under the Merger Agreement, (h) the fact, in and of itself, that Stira Alcentra exceeds any internal or published projections, (i) the fact, in and of itself, that Priority fails to meet any internal or published projections, or (j) any event relating solely to Priority or any of its affiliates.
Proxy Statement; Special Meeting
Stira Alcentra, in accordance with applicable law and its organizational documents, will convene the Stira Alcentra Special Meeting for purpose of considering the adoption of the Merger Proposal.
Stira Alcentra will use its commercially reasonable efforts to obtain the requisite stockholder approval, subject to the occurrence of Change of Recommendation. Promptly after execution of the Merger Agreement, Stira Alcentra is required to engage a proxy solicitation firm reasonably acceptable to Priority to assist with solicitation of the necessary proxies.
Additional Agreements
Each of Stira Alcentra and Priority have each agreed to use their commercially reasonable efforts to, as soon as reasonably practicable after the execution of the Merger Agreement:

•	prepare and file all necessary documentation;

•	provide all applications, notices, petitions and filings;

•	obtain all permits, consents, approvals and authorizations of all third parties and governmental entities that are necessary or advisable to consummate the Merger; and

•	comply with the terms and conditions of all such permits, consents, approvals and authorizations of all third parties or governmental entities in complying with the terms of the Merger Agreement.
Neither Stira Alcentra nor Priority is required to agree or otherwise become subject to any divestiture, license, hold separate arrangement, restriction on its conduct, or similar action or arrangement in connection with obtaining any permit, consent, approval or authorization concerning the Merger or otherwise in connection with the consummation of the transactions contemplated by the Merger Agreement if such divestitures, licenses, hold separate arrangements, restrictions on its conduct, or similar actions or arrangements would, either individually or collectively, reasonably be expected to have a Material Adverse Effect.
Stira Alcentra and Priority have also agreed to, as soon as reasonably practicable after the execution of the Merger Agreement, prepare and file with the SEC the Form N-14 Registration Statement and use their respective commercially reasonable efforts to have the Form N-14 Registration Statement declared effective under the Securities Act as soon as reasonably practicable after such filing. Stira Alcentra has also agreed to promptly mail or deliver this joint proxy statement/prospectus to its shareholders upon such effectiveness.
Priority has also agreed to use its commercially reasonable efforts to obtain all necessary state securities law or “Blue Sky” permits and approvals required to issue the Priority shares pursuant to the Merger Agreement.
Conditions to Closing
The obligations of Stira Alcentra, on the one hand, and Priority, on the other hand, to consummate the Merger are subject to satisfaction or waiver of certain conditions including, but not limited to, the following:

•	the registration statement of which this joint proxy statement/prospectus forms a part shall have become effective and there shall be no stop order suspending its effectiveness;

•
consummation of the Merger shall not then be restrained, enjoined or prohibited by any order, judgment, decree, injunction or ruling of a court of competent jurisdiction or other governmental entity and there shall not be in effect any law deemed applicable to the Merger by any governmental authority that prevents consummation of the Merger; and

•
there is no pending suit, action or proceeding by any governmental authority challenging the Merger or prohibiting Priority from controlling in any material respect the business or operations of Stira Alcentra.

The obligations of Stira Alcentra to consummate the Merger are subject to satisfaction or waiver of the following conditions:

•
the representations and warranties of Priority shall be true and correct in all respects (other than those representations and warranties that address matters only as of a particular date or only with respect to a specific period of time, which representations and warranties need only be true and accurate as of such date or with respect to such period) and the receipt of a certificate from an officer of Priority to the same effect;

•	Priority shall have performed in all material respects its covenants and agreements under the Merger Agreement and the receipt of a certificate from an officer of Priority to the same effect;

•
except as would not result in a Material Adverse Effect to Priority, all regulatory filings of Priority are current and correct in all material respects and Priority is in compliance in all material respects with applicable law;

•	no Material Adverse Effect with respect to Priority has occurred since signing of the Merger Agreement;

•	the regulatory approvals which are required to be obtained by Priority have been so obtained; and

•	the necessary approval of the Stira Alcentra shareholders approving the Merger Proposal has been obtained.
The obligations of Priority to consummate the Merger are subject to satisfaction or waiver of the following conditions:

•
the representations and warranties of Stira Alcentra shall be true and correct in all respects (other than those representations and warranties that address matters only as of a particular date or only with respect to a specific period of time, which representations and warranties need only be true and accurate as of such date or with respect to such period) and the receipt of a certificate from an officer of Stira Alcentra to the same effect;

•
Stira Alcentra shall have performed in all material respects its covenants and agreements under the Merger Agreement and the receipt of a certificate from an officer of Stira Alcentra to the same effect;

•
except as would not result in a Material Adverse Effect to Stira Alcentra, all regulatory filings of Stira Alcentra are current and correct in all material respects and Stira Alcentra is in compliance in all material respects with applicable law;

•	no Material Adverse Effect with respect to Stira Alcentra has occurred since signing of the Merger Agreement;

•	no material litigation shall be outstanding, pending or threatened with respect to Stira Alcentra other than as previously disclosed to Priority;

•	Stira Alcentra shall have no liabilities other than liabilities reflected in its financial statements or incurred in the ordinary course of business in a commercially reasonable manner;

•	the regulatory approvals required to be obtained by Stira Alcentra shall have been obtained;

•	the contractual consents required to be obtained by Stira Alcentra shall have been obtained;

•	approval of the Merger Proposal by the Stira Alcentra shareholders shall have been obtained; and

•
all contracts between Stira Alcentra and its affiliates, including Stira Alcentra’s investment advisory agreement and administration agreement with the Stira Adviser, shall have been terminated to the reasonable satisfaction of Priority.

Additionally, no representation or warranty of Stira Alcentra or Priority, as the case may be, can be untrue, inaccurate or incorrect as a consequence of the existence or absence of any fact, circumstance or event unless such fact, circumstance or event, individually or when taken together with all other facts, circumstances or events inconsistent with any representations or warranties of Stira Alcentra or Priority, as the case may be, has had or would reasonably be expected to have a Material Adverse Effect with respect to Stira Alcentra or Priority, respectively (disregarding all qualifications or limitations set forth in any representations or warranties as to “materiality,” “Material Adverse Effect” and words of similar import).
Publicity
Stira Alcentra and Priority agreed to not issue any press release or make any other public announcement with respect to the Merger Agreement or the transactions contemplated thereby without the prior agreement of the other party.
Expenses
Generally speaking, all costs and expenses shall be paid by the party incurring such costs and expenses, regardless of whether the Merger is consummated. However, Priority has agreed to reimburse Stira Alcentra for Stira Alcentra’s transaction expenses incurred in connection with the Merger. Following the execution of the Merger Agreement, Priority is required to pay Stira Alcentra $200,000, or the Initial Expense Deposit, to be used for Stira Alcentra’s transaction expenses incurred in connection with the Merger and, if the Closing has not occurred within 45 business days after execution of the Merger Agreement, Priority is required to pay Stira Alcentra an additional $50,000, or the Subsequent Expense Deposit, to be used for Stira Alcentra’s transaction expenses incurred in connection with the Merger. Upon termination of the Merger Agreement in certain circumstances described below, the Initial Expense Deposit and the Subsequent Expense Deposit are required to be repaid by Stira Alcentra to Priority.
In addition, however, with respect to the legal fees and expenses of Eversheds Sutherland (US) LLP and Thompson Hine LLP associated with preparing this joint proxy statement/prospectus and responding to comments thereto received from the SEC (including modifications to this joint proxy statement/prospectus), along with any costs and expenses associated with filing (excluding filing fees paid to the SEC), printing and mailing this joint proxy statement/prospectus, one-half (1/2) of the aggregate amount thereof shall be the responsibility of Priority and one-half (1/2) of the aggregate amount thereof shall be the responsibility of Stira Alcentra.

Upon consummation of the Merger, Priority shall reimburse Stira Alcentra for the amount of Stira Alcentra’s transaction expenses incurred in connection with the Merger equal to $500,000 minus the Initial Expense Deposit and any Subsequent Expense Deposit.
Termination
The Merger Agreement generally may be terminated:

•	by the mutual written consent of Stira Alcentra and Priority;

•	by either Stira Alcentra or Priority if:

o
the Merger has not been completed within 180 days after the execution date of the Merger Agreement, subject to extension for an additional 60 days thereafter if the delay is due to the SEC not having declared this joint proxy statement/prospectus effective;

o
a governmental entity has issued a final and non-appealable order, injunction or decree permanently enjoining or otherwise prohibiting or making illegal the Merger or any of the other transactions contemplated by the Merger Agreement;

o
the other party has breached any of its representations, warranties, covenants or other agreements in the Merger Agreement, and such breach, if curable, has not been cured within 10 business days after notice thereof and such breach if continuing on the Closing Date would result in the failure to satisfy the closing conditions set forth in the Merger Agreement, or the Breach Termination Event;

o	the Stira Alcentra shareholders do not approve the Merger Proposal; or

o	any of the closing conditions become incapable of satisfaction.

•	by Priority (referred to as the “Priority Termination Events”):

o
at any time prior to the Merger Proposal being approved by the Stira Alcentra shareholders, if the Stira Alcentra Board effects a Change of Recommendation whether due to (a) an Alternative Proposal that the Stira Alcentra Board has determined is a Superior Proposal or (b) the occurrence of an Intervening Event;

o
if an Alternative Proposal structured as a tender or exchange offer is commenced by a person unaffiliated with Priority and, within 10 business days, the Stira Alcentra Board has not issued a public statement reaffirming their recommendation that Stira Alcentra shareholders vote in favor of the Merger Proposal and recommending that Stira Alcentra shareholders reject such Alternative Proposal;

o	if Stira has materially breached certain obligations under the Merger Agreement; or

o	if the Stira Alcentra Board authorizes the execution of a merger agreement, letter of intent, purchase agreement or similar documentation in respect of a Superior Proposal.

•	by Stira Alcentra (referred to as a “Stira Alcentra Termination Events”) if:

o
Stira Alcentra has received an Alternative Proposal which the Stira Alcentra Board has determined is a Superior Proposal and the Stira Alcentra Board has authorized Stira Alcentra to enter definitive documentation with respect thereto; or

o
the Stira Alcentra Board effects a Change of Recommendation whether due to (a) an Alternative Proposal that the Stira Alcentra Board has determined is a Superior Proposal or (b) the occurrence of an Intervening Event.

Effect of Termination and Expense Reimbursement
In the event of a termination of the Merger Agreement, the Merger Agreement shall terminate and become void and have no effect, and the transactions contemplated by the Merger Agreement shall be terminated without further action by the parties subject, in certain circumstances, to payment of the Priority Termination Expense Reimbursement or Stira Termination Expense Reimbursement.

As long as Priority is not then in material breach of the Merger Agreement, if the Merger Agreement is terminated by either Priority or Stira Alcentra as a result of a Priority Termination Event or a Stira Alcentra Termination Event, Stira Alcentra is required to pay Priority a termination fee of $1,260,000, or the Termination Fee, along with returning the Initial Expense Deposit and any Subsequent Expense Deposit.
As long as Priority is not then in material breach of the Merger Agreement, if Priority terminates the Merger Agreement due to a breach of the Merger Agreement by Stira Alcentra, Stira Alcentra is required to pay all of Priority’s transaction expenses relating to the Merger, along with returning the Initial Expense Deposit and any Subsequent Expense Deposit. Additionally, if within one year of such termination, Stira Alcentra enters into an agreement to consummate an Alternative Transaction with a counterparty with whom Stira Alcentra had negotiations prior to such termination of the Merger Agreement, Stira Alcentra shall also pay Priority a make whole payment in the amount of the Termination Fee minus the Priority transaction expenses relating to the Merger already paid by Stira Alcentra.
As long as Stira Alcentra is not then in material breach of the Merger Agreement, if Stira Alcentra terminates the Merger Agreement due to a breach of the Merger Agreement by Priority, Priority is required to pay all of Stira Alcentra’s transaction expense relating to the Merger.
The Termination Fee or the transaction expense reimbursement or make-whole payment provided for above (as applicable), is a party’s sole remedy upon termination of the Merger Agreement.
Availability of Specific Performance
Each party to the Merger Agreement has agreed that, in certain circumstances, the non-breaching party shall be entitled to seek specific performance to enforce the observance and performance of the covenants and obligations in the Merger Agreement and injunctive relief to prevent further breaches of the Merger Agreement.

ACCOUNTING TREATMENT OF THE MERGER
Priority and Stira Alcentra have performed an analysis and determined that, for accounting purposes, the Merger is an asset acquisition and that Priority is the accounting survivor. Therefore, the Merger will be accounted for under the asset acquisition method of accounting by Priority in accordance with ASC 805-50, Business Combinations—Related Issues. Under asset acquisition accounting, acquiring assets in groups not only requires ascertaining the cost of the asset (or net assets), but also allocating that cost to the individual assets (or individual assets and liabilities) that make up the group. Per ASC 805-50-30-1, assets are recognized based on their cost to the acquiring entity, which generally includes transaction costs of the asset acquisition, and no gain or loss is recognized unless the fair value of noncash assets given as consideration differs from the assets carrying amounts on the acquiring entity’s records. ASC 805-50-30-2 goes on to say asset acquisitions in which the consideration given is cash are measured by the amount of cash paid. However, if the consideration given is not in the form of cash (that is, in the form of noncash assets, liabilities incurred, or equity interests issued), measurement is based on the cost to the acquiring entity or the fair value of the assets (or net assets) acquired, whichever is more clearly evident and, thus, more reliably measured.
The cost of the group of assets acquired in an asset acquisition is allocated to the individual assets acquired or liabilities assumed based on their relative fair values of net identifiable assets acquired other than “non-qualifying” assets (for example cash) and does not give rise to goodwill.
The final allocation of the purchase price will be determined after the Merger is completed and after completion of a final analysis to determine the estimated relative fair values of Stira Alcentra’s assets and liabilities. Increases or decreases in the estimated fair values of the net assets, commitments, and other items of Stira Alcentra as compared to the information shown in this joint proxy statement/prospectus may occur. Accordingly, the final adjustments may be materially different from the pro forma adjustments presented in this joint proxy statement/prospectus.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS OF THE MERGER
The following discussion summarizes certain material U.S. federal income tax consequences of the Merger, including an investment in Priority Common Stock, that are applicable to Stira Alcentra shareholders. It is based on the Internal Revenue Code of 1986, as amended, or the Code, applicable U.S. Treasury regulations, judicial authority and administrative rulings and practice, all as of the date of this joint proxy statement/prospectus, all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Merger. A particular Stira Alcentra shareholder’s tax treatment may vary depending upon its particular situation. A particular Stira Alcentra shareholder also may be subject to special rules not discussed below if it is a certain kind of shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or a political subdivision thereof; a holder of Stira Alcentra Shares as part of a hedge, straddle or conversion transaction; a person or entity that does not hold Stira Alcentra Shares as a capital asset at the time of the Merger; or an entity taxable as a partnership for U.S. federal income tax purposes (or a holder of interests in such a partnership).

Neither Priority nor Stira Alcentra has requested, nor do Priority or Stira Alcentra intend to request, an opinion from legal counsel regarding the U.S. federal income tax consequences of the Merger or any related transactions. In addition, Neither Priority nor Stira Alcentra has requested, and neither will request, an advance ruling from the Internal Revenue Service, or the IRS, as to the U.S. federal income tax consequences of the Merger or any related transactions. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. This joint proxy statement/prospectus does not constitute tax advice to any Stira Alcentra shareholder and Stira Alcentra shareholders are urged to consult with their own tax advisors as to the tax consequences of the Merger to them, including the applicability and effect of any state, local or foreign laws and the effect of possible changes in applicable tax laws.

Tax Consequences of the Merger Generally

The Merger is not expected to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Because the Merger is not expected to qualify as a reorganization, the receipt of Priority shares in exchange for Stira Alcentra Shares in the Merger will be a taxable transaction, and each holder of Stira Alcentra Shares will recognize capital gain or loss for United States federal income tax purposes in an amount equal to the difference, if any, between (i) the fair market value of the Priority shares (referred to as the amount realized) and (ii) such holder’s adjusted tax basis in the Stira Alcentra Shares exchanged in the Merger. Gain or loss, as well as the holding period, will be determined separately for each block of Stira Alcentra Shares (i.e., shares acquired at the same cost in a single transaction) surrendered pursuant to the Merger. Such gain or loss will be long-term capital gain or loss provided that a holder’s holding period for such shares is more than one year at the time of the consummation of the Merger. Long-term capital gains of individuals are generally eligible for reduced rates of taxation. The deductibility of capital losses is subject to certain limitations. The tax basis in the Priority shares that a Stira Alcentra shareholder receives in the Merger will equal the value of those Priority shares when received.

This discussion of certain material U.S. federal income tax consequences is for general information only and is not tax advice. Holders of Stira Alcentra Shares are urged to consult their tax advisors with respect to the application of U.S. federal income tax laws to their particular situations, as well as any tax consequences arising under the U.S. federal estate or gift tax rules, or under the laws of any state, local, foreign or other taxing jurisdiction or under any applicable tax treaty.
U.S. Federal Income Taxation of an Investment in Priority shares
Election to be Taxed as a RIC
Priority has elected, effective as of the date of its formation, to be treated as a RIC under Subchapter M of the Code. As a RIC, Priority generally will not have to pay corporate-level federal income taxes on any income that Priority distributes to its stockholders from its tax earnings and profits. To qualify as a RIC, Priority must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, Priority must distribute to its stockholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally its net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, which is referred to herein as the “Annual Distribution Requirement.”
Taxation as a Regulated Investment Company
If Priority:

•	qualifies as a RIC; and

•	satisfies the Annual Distribution Requirement,
then Priority will not be subject to U.S. federal income tax on the portion of its income it distributes (or is deemed to distribute) to stockholders as dividends. Priority will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to its stockholders. Priority will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless Priority distributes in a timely manner an amount at least equal to the sum of (1) 98% of its net ordinary income for each calendar year, (2) 98.2% of its capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which Priority paid no federal income tax, or the Excise Tax Avoidance Requirement. Priority generally will endeavor in each taxable year to avoid any U.S. federal excise tax on its earnings.
In order to qualify as a RIC for U.S. federal income tax purposes, Priority must, among other things:

•
derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to its business of investing in such stock or securities, or the 90% Income Test; and

•	diversify its holdings so that at the end of each quarter of the taxable year:

o
at least 50% of the value of its assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of its assets and more than 10% of the outstanding voting securities of the issuer; and

o
no more than 25% of the value of its assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by Priority and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships,” or the Diversification Tests.

For U.S. federal income tax purposes, Priority may be required to recognize taxable income in circumstances in which Priority does not receive a corresponding payment in cash. For example, if Priority holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), Priority must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by Priority in the same taxable year. Priority may also have to include in income other amounts that Priority has not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Priority anticipates that a portion of its income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.
Because any original issue discount or other amounts accrued will be included in its investment company taxable income for the year of the accrual, Priority may be required to make a distribution to its stockholders in order to satisfy the Annual Distribution Requirement, even though Priority will not have received all of the corresponding cash amount. As a result, Priority may have difficulty meeting the Annual Distribution Requirement necessary to qualify for and maintain RIC tax treatment under the Code. Priority may have to sell some of its investments at times and/or at prices Priority would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If Priority is not able to obtain cash from other sources, Priority may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Although Priority does not presently expect to do so, it is authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, Priority is not permitted to make distributions to its stockholders while its debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, its ability to dispose of assets to meet its distribution requirements may be limited by (1) the illiquid nature of its portfolio and/or (2) other requirements relating to its status as a RIC, including the Diversification Tests. If Priority disposes of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, it may make such dispositions at times that, from an investment standpoint, are not advantageous.
Priority anticipates that CLOs in which it invests may constitute “passive foreign investment companies,” or PFICs. If Priority acquires shares in a PFIC (including equity tranche investments in CLOs that are PFICs), it may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by Priority to its stockholders. Additional charges in the nature of interest may be imposed on Priority in respect of deferred taxes arising from any such excess distributions or gains. If Priority invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” under the Code, or a QEF, in lieu of the foregoing requirements, it will be required to include in income each year its proportionate share of the ordinary earnings and net capital gain of the PFIC, even if such income is not distributed to Priority. Alternatively, Priority can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, Priority will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in its income. Under either election, Priority may be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and Priority must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.
If Priority holds more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation, or a CFC (including equity tranche investments in a CLO treated as a CFC), it may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to its pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. This deemed distribution is required to be included in the income of a U.S. shareholder of a CFC regardless of whether the shareholder has made a QEF election with respect to such CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. shareholders. A U.S. shareholder, for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a corporation. If Priority is treated as receiving a deemed distribution from a CFC, it will be required to include such distribution in its investment company taxable income regardless of whether Priority receives any actual distributions from such CFC, and Priority must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.
Legislation enacted in 2010 imposes a withholding tax of 30% on payments of U.S. source interest and dividends or gross proceeds from the disposition of an instrument that produces U.S. source interest or dividends paid after December 31, 2018, to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its United States account holders and its United States owners. The CLOs in which Priority invests may be treated as non-U.S. financial entities for this purpose, and therefore would be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO in which Priority invests fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to equity and junior debt tranche holders in such CLO, which could materially and adversely affect its operating results and cash flows.
The remainder of this discussion assumes that Priority qualifies as a RIC and has satisfied the Annual Distribution Requirement.
Taxation of U.S. Stockholders
Distributions by Priority generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of its “investment company taxable income” (which is, generally, its net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of its current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. To the extent such distributions paid by Priority to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, or Qualifying Dividends, may be eligible for a current maximum tax rate of 20%. In this regard, it is anticipated that distributions paid by Priority will generally not be attributable to dividends and, therefore, generally will not qualify for the current 20% maximum rate applicable to Qualifying Dividends. Distributions of its net capital gains (which are generally its realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by Priority as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a current maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its Priority shares and regardless of whether paid in cash or reinvested in additional Priority shares. Distributions in excess of its earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s Priority shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.
Priority may retain some or all of its realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, Priority will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by Priority. Because Priority expects to pay tax on any retained capital gains at its regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by U.S. stockholders taxed at individual rates on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his, her or its Priority shares. In order to utilize the deemed distribution approach, Priority must provide written notice to its stockholders prior to the expiration of 60 days after the close of the relevant taxable year. Priority cannot treat any of its investment company taxable income as a “deemed distribution.”
Priority does not expect that special share distributions that it pay ratably to holders of Priority shares from time to time, if any, will be taxable. However, in the future, Priority may distribute taxable dividends that are payable in cash or Priority shares at the election of each stockholder. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable in cash or in shares of stock at the election of stockholders are treated as taxable dividends whether or not a stockholder elects to receive cash or shares. The Internal Revenue Service has published guidance indicating that this rule will apply even where the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under this guidance, if too many stockholders elect to receive their distributions in cash, the cash available for distribution must be allocated among the stockholders electing to receive cash (with the balance of the distribution paid in stock). If Priority decides to make any distributions consistent with these rulings that are payable in part in its stock, taxable stockholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, Priority shares, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of its current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the Priority shares that it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of Priority shares at the time of the sale.
For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of dividends paid for that year, Priority may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If Priority makes such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by Priority in October, November or December of any calendar year, payable to its stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by its U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases its Priority shares shortly before the record date of a distribution, the price of the Priority shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.
A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its Priority shares. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the Priority shares sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its Priority shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of his, her or its Priority shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Priority shares. In addition, all or a portion of any loss recognized upon a disposition of his, her or its Priority shares may be disallowed if other Priority shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.
In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in his, her or its Priority shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, for taxable years beginning after December 31, 2012, individuals with modified adjusted gross incomes in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.
If Priority is not a publicly offered RIC for any period, a non-corporate stockholder’s pro rata portion of its affected expenses, including his, her or its management fees, will be treated as an additional dividend to the stockholder and will not be deductible for non-corporate taxpayers for the 2018 through 2025 tax years. A “publicly offered” RIC is a RIC whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. There can be no assurance that Priority will qualify as a RIC in any taxable year.
Priority will send to each of its U.S. stockholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the current 20% maximum rate). Dividends paid by Priority generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because its income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.
Priority may be required to withhold U.S. federal income tax, or backup withholding from all distributions to any non-corporate U.S. stockholder (1) who fails to furnish Priority with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies Priority that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number and an entity’s taxpayer identification number is its employer identification number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

Taxation of non-U.S. Stockholders
Whether an investment in Priority shares is appropriate for a non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in Priority shares by a non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in Priority shares.
Distributions of Priority’s investment company taxable income to non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to non-U.S. stockholders directly) will be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of Priority’s current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, Priority will not be required to withhold U.S. federal tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.)
For distributions made to non-U.S. stockholders, no withholding is required and the distributions generally are not subject to U.S. federal income tax if (i) the distributions are properly reported to such stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions were derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be given as to whether any significant amount of Priority’s distributions would be designated as eligible for this exemption from withholding.
Actual or deemed distributions of Priority’s net capital gains to a non-U.S. stockholder, and gains realized by a non-U.S. stockholder upon the sale of his, her or its Priority shares, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States, or (ii) such non-U.S. stockholder is an individual present in the United States for 183 days or more during the year of the distribution or gain.
If Priority distributes its net capital gains in the form of deemed rather than actual distributions, a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax that Priority pays on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed) and gains realized upon the sale of his, her or its Priority shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in Priority shares may not be appropriate for a non-U.S. stockholder.
A non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to U.S. federal withholding tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. stockholder provides Priority or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that he, she or it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding.
Legislation enacted in 2010 generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the United States Treasury to report certain required information with respect to accounts held by United States persons (or held by foreign entities that have United States persons as substantial owners). The types of income subject to the tax include U.S.-source dividends and the gross proceeds from the sale of any property that could produce U.S.-source dividends received after December 31, 2018. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, depending on the status of a non-U.S. Holder and the status of the intermediaries through which they hold their shares, non-U.S. Holders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a non-U.S. Holder might be eligible for refunds or credits of such taxes.
Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in Priority shares.
Failure to Qualify as a RIC
If Priority fails to satisfy the 90% Income Test or the Diversification Tests for any taxable year, it may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require Priority to pay certain corporate-level federal taxes or to dispose of certain assets). If Priority is unable to qualify for treatment as a RIC and the foregoing relief provisions are not applicable, it would be subject to tax on all of its taxable income at regular corporate rates, regardless of whether it makes any distributions to its stockholders. Distributions would not be required and any distributions would be taxable to its stockholders as ordinary dividend income to the extent of its current and accumulated earnings and profits and, subject to certain limitations, may be eligible for the 20% maximum rate for non-corporate taxpayers provided certain holding period and other requirements were met. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of its current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. Generally, a non-taxable return of capital will reduce a stockholder’s basis in his, her or Priority shares for federal tax purposes, which will result in higher tax liability when the Priority shares are sold. Stockholders should read any disclosure accompanying a distribution made by Priority carefully and should not assume that the source of any distribution is ordinary income or gains. Certain such disclosures will present a calculation of return of capital on a tax accounting basis. To requalify as a RIC in a subsequent taxable year, Priority would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which Priority failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, Priority could be subject to tax on any unrealized net built-in gains in the assets held by Priority during the period in which it failed to qualify as a RIC that are recognized within the subsequent 5 years, unless Priority made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

STIRA ALCENTRA PROPOSAL 1: APPROVAL OF THE MERGER AGREEMENT AND THE MERGER
Stira Alcentra is asking its shareholders to consider and approve the Merger and the Merger Agreement. Approval of the Merger and the Merger Agreement by the Stira Alcentra shareholders is necessary to complete the Merger.

BASED UPON THE RECOMMENDATION OF THE STIRA ALCENTRA SPECIAL COMMITTEE, THE STIRA ALCENTRA BOARD HAS UNANIMOUSLY APPROVED THE MERGER AND THE MERGER AGREEMENT, INCLUDING THE TRANSACTIONS CONTEMPLATED THEREUNDER, DECLARED THE MERGER TO BE ADVISABLE UPON THE TERMS AND SUBJECT TO THE CONDITIONS AND LIMITATIONS SET FORTH IN THE MERGER AGREEMENT, AND UNANIMOUSLY RECOMMENDS THAT STIRA ALCENTRA SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE MERGER AND THE MERGER AGREEMENT.

Stira Alcentra shareholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the proposal to approve the Merger and the Merger Agreement.  A majority of the outstanding shares of Stira Alcentra as of the Stira Alcentra record date must be affirmatively voted “FOR” the proposal in order for it to be approved. The vote of the holders of a “majority,” as defined in the 1940 Act, means the vote of the holders of the lesser of (1) 67% or more of the outstanding Stira Alcentra Shares present or represented by proxy at the Stira Alcentra Special Meeting if the holders of more than 50% of the outstanding Stira Alcentra Shares are present or represented by proxy or (2) more than 50% of the outstanding Stira Alcentra Shares. Because the vote on the proposal is based on the total number of shares outstanding, abstentions and “broker non-votes” will have the same effect as voting “AGAINST” the approval of the proposal.

STIRA ALCENTRA PROPOSAL 2: TO ADJOURN THE STIRA ALCENTRA SPECIAL MEETING
TO SOLICIT ADDITIONAL PROXIES

The presence, whether in person or by proxy, of the holders of Stira Alcentra Shares entitled to cast at least 50% of the votes entitled to be cast at the Stira Alcentra Special Meeting is necessary to establish a quorum for the transaction of business at the Stira Alcentra Special Meeting.

If a quorum is not present, the Stira Alcentra Special Meeting will be adjourned until a quorum is obtained. Stira Alcentra Shares that are present at the Stira Alcentra Special Meeting but then abstain will be treated as present for purposes of establishing a quorum. Stira Alcentra Shares for which brokers have not received voting instructions from the beneficial owner of the Stira Alcentra Shares and do not have discretionary authority to vote the Stira Alcentra Shares on certain proposals (which are considered “broker non-votes” with respect to such proposals) will be treated as shares not present for quorum purposes.

Stira Alcentra shareholders are also asked to consider a proposal to adjourn or postpone the Stira Alcentra Special Meeting for the solicitation of additional proxies, if necessary or appropriate, if there are not sufficient votes at the time of the Stira Alcentra Special Meeting to approve the Merger Proposal. Any such adjournment will only be permitted if approved by a majority of the votes cast on the matter by the holders of shares present in person or by proxy at the Stira Alcentra Special Meeting, whether or not a quorum exists. Abstentions and broker non-votes will have no effect on the adjournment vote.

THE STIRA ALCENTRA BOARD RECOMMENDS THAT ITS SHAREHOLDERS VOTE “FOR” APPROVAL OF THE PROPOSAL TO ADJOURN THE STIRA ALCENTRA SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE STIRA ALCENTRA SPECIAL MEETING TO APPROVE THE MERGER PROPOSAL.

DIVIDEND AND DISTRIBUTION INFORMATION
OF PRIORITY INCOME FUND, INC.
Priority declared its first distributions to holders of its common stock on February 10, 2014. Subject to the Priority Board’s discretion and applicable legal restrictions, Priority intends to authorize and declare ordinary cash distributions to holders of its common stock on a quarterly basis and pay such distributions on a monthly basis. Prior to the termination of an expense support and conditional reimbursement agreement on May 24, 2018, a portion of or substantially all of its distributions were the result of expense support payments provided by the Priority Adviser that may be subject to repayment by it within three years if certain conditions are met. You should understand that such distributions may not be based on its investment performance and can only be sustained if Priority achieves positive investment performance in future periods. You should also understand that reimbursements to the Priority Adviser for expense support payments made in the prior three years (if any such reimbursements are made) would reduce the future distributions that you would otherwise be entitled. There can be no assurance that Priority will achieve the performance necessary to sustain its distributions or that Priority will be able to pay distributions at all. See “—Conditional Obligation to Reimburse the Priority Adviser Pursuant to Terminated Expense Support Agreement.”
From time to time, Priority may also pay interim special distributions in the form of cash or shares at the discretion of the Priority Board. For example, the Priority Board may periodically declare share distributions in order to reduce its net asset value per share if necessary to ensure that Priority does not sell shares at a price below net asset value per share or to comply with RIC tax regulations. Each year a statement on Form 1099-DIV, identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in capital surplus, which is a nontaxable distribution) will be mailed to its stockholders. Priority’s distributions may exceed its earnings, especially during the period before Priority has substantially invested the proceeds from its offering. As a result, a portion of the distributions Priority makes may represent a return of capital for tax purposes.
From time to time and not less than quarterly, the Priority Adviser must review its accounts to determine whether cash distributions are appropriate. Priority shall distribute pro rata to its common stockholders funds received by it which the Priority Adviser deems unnecessary for it to retain.
Priority intends to make its ordinary distributions to its common stockholders in the form of cash, out of assets legally available, unless stockholders elect to receive their distributions in additional shares under its distribution reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to a U.S. stockholder. If stockholders hold shares in the name of a broker or financial intermediary, they should contact the broker or financial intermediary regarding their election to receive distributions in additional shares.
The following table reflects the cash distributions per share that Priority has declared and paid on its common stock during the fiscal years ended June 30, 2018, 2017 and 2016. Dollar amounts in the table below and the notes thereto are presented in thousands, except per share data:

	Distribution
For the Year Ended June 30,	Per Share	Amount (In thousands)
2016	$1.50144	$14,126
2017	1.51436	24,819
2018	1.49692	33,941

The following table reflects the cash distributions per share that Priority has declared and paid on its common stock during the six months ended December 31, 2018. Dollar amounts in the table below and the notes thereto are presented in thousands, except per share data:

	Distribution
For the six months Ended December 31,	Per Share	Amount (In thousands)
2018	$0.73864	$18,965

The following distributions were declared and have record dates subsequent to June 30, 2018 for Priority’s shares:

Record Date	Payment Date	Total Amount per Share(a)
July 6, 13, 20 and 27, 2018	July 30, 2018	$0.08780
August 3, 10, 17, 24 and 31, 2018	September 4, 2018	$0.10975

(a)Total amount per share represents the total distribution rate for the record dates indicated.

On August 27, 2018, the Priority Board authorized and Priority declared a series of distributions for the months of September through November 2018 reflected in the following table. Stockholders of record as of each respective record date will be entitled to receive the distribution.

Record Date	Payment Date	Total Amount per Share(a)
September 7, 14, 21 and 28, 2018(b)	October 1, 2018	$0.16691
October 5, 12, 19 and 26, 2018	October 29, 2018	0.09212
November 2, 9, 16, 23 and 30, 2018	December 3, 2018	0.11515
(a)Total amount per share represents the total distribution rate for the record dates indicated.

On November 20, 2018, the Priority Board authorized and declared a series of distributions for Priority’s common stock for the months of December 2018 through February 2019 reflected in the following table. Stockholders of record as of each respective record date will be entitled to receive the distribution.

Record Date	Payment Date	Total Amount per Share(a)
December 7, 14, 21 and 28, 2018(b)	December 31, 2018	$0.16691
January 4, 11, 18 and 25, 2019	January 28, 2019	0.09212
February 1, 8, 15 and 22, 2019	February 25, 2019	0.09212

(a)Total amount per share represents the total distribution rate for the record dates indicated.
(b)Includes bonus distributions.
On February 25, 2019, the Priority Board authorized and Priority declared a series of distributions for its common stock for the months of March through May 2019 reflected in the following table. Stockholders of record as of each respective record date will be entitled to receive the distribution.

Record Date	Payment Date	Total Amount per Share(a)
March 1, 8, 15, 22 and 29, 2019(b)	April 1, 2019	$0.18777
April 4, 12, 19 and 26, 2019	April 29, 2019	0.09320
May 3, 10, 17, 24 and 31, 2019	June 3, 2019	0.11650

(a)Total amount per share represents the total distribution rate for the record dates indicated.
(b)Includes bonus distributions.

The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of the Priority Board.
To qualify for and maintain RIC tax treatment, Priority must, among other things, distribute at least 90% of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, Priority currently intend to distribute during each calendar year an amount at least equal to the sum of (i) 98% of its net ordinary income for the calendar year, (ii) 98.2% of its capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and

(iii) any net ordinary income and net capital gains for preceding years that were not distributed during such years and on which Priority paid no federal income tax. Priority may make interim special distributions to meet its RIC distribution requirements. Priority can offer no assurance that it will achieve results that will permit the payment of any cash distributions. The terms of Priority’s preferred stock prohibit it from making distributions if doing so causes it to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of its borrowings. See “Regulation of Priority Income Fund, Inc.”
Priority has adopted an “opt in” distribution reinvestment plan for its stockholders. As a result, if Priority makes a distribution, its stockholders will receive their distributions in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional shares. See “Distribution Reinvestment Plan of Priority Income Fund, Inc.”
Priority may fund its cash distributions to stockholders from any sources of funds available to it, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets and non-capital gains proceeds from the sale of assets. The following table reflects, for tax purposes, the sources of the cash distributions that Priority has paid on its common stock during the years ended June 30, 2018 and 2017. Dollar amounts in the table below and the paragraph that follows such table are presented in thousands:

	Year ended June 30,
	2018		2017
Source of Distribution	Distribution	Percentage	Distribution	Percentage
Offering proceeds	$—	—%	$—	—%
Borrowings	—	—%	—	—%
Ordinary income	18,937	56%	21,370	86%
Return of capital	14,430	42%	3,449	14%
Short-term capital gains proceeds from the sale of assets	—	—%	—	—%
Long-term capital gains proceeds from the sale of assets	574	2%	—	—%
Expense reimbursement from sponsor	—	—%	—	—%
Total	$33,941	100%	$24,819	100%

For the six months ended December 31, 2018, Priority estimates that approximately 40% of its distributions are dividends from net investment income and 60% are return of capital.

The aggregate cost of its investments for federal income tax purposes totaled $340.4 million as of June 30, 2018. Gross unrealized appreciation and depreciation on investments as of June 30, 2018 was $25.7 million and $22.6 million, which resulted in net unrealized appreciation of $3.1 million. Priority’s taxable income for the year ended June 30, 2018 was $12.0 million.

As of June 30, 2018, the estimated components of accumulated earnings on a tax basis were as follows:

Overdistributed Ordinary Income	$(13,490,401)
Temporary Differences	13,442,181
Net Unrealized Gain on Investments	3,771,710

In general, Priority may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which may include differences in the book and tax basis of certain assets and liabilities, amortization of offering costs and nondeductible federal excise taxes, among other items. For the year ended June 30, 2018, Priority increased accumulated undistributed net investment income by $461,584 and decreased paid-in capital in excess of par by $461,584.
Conditional Obligation to Reimburse the Priority Adviser Pursuant to Terminated Expense Support Agreement

In order to support its distribution until Priority reached sufficient scale such that its operating income covered its expenses, Priority entered into an expense support and conditional reimbursement agreement with the Priority Adviser, whereby the Priority Adviser agreed to reimburse it for a certain amount of operating expenses, subject to its conditional reimbursement upon reaching sufficient scale. On May 24, 2018, the Priority Board voted in favor of terminating the expense support agreement. As a result, Priority no longer receives expense support payments but will continue to be obligated to reimburse any payments made by the Priority Adviser to it within the last three years that have not yet been reimbursed. As of December 31, 2018, Priority had a conditional obligation to reimburse the Priority Adviser for up to $3,793,205 in expense support payments following any calendar quarter in which available operating funds in such calendar quarter exceed the cumulative distributions to stockholders for which a record date has occurred in such calendar quarter.

Period Ended	Expense Support Reimbursements Made by Priority Adviser	Expense Support Repayments to Priority Adviser	Unreimbursed Expense Payments	Operating Expense Ratio(1)	Annualized Distribution Rate(2)	Eligible to be Repaid Through
March 31, 2016	2,586,427	—	2,586,427	0.60%	7.19%	March 31, 2019
June 30, 2016	—	—	—	0.47%	7.19%	June 30, 2019
September 30, 2016	—	—	—	0.43%	6.88%	September 30, 2019
December 31, 2016	—	—	—	0.38%	7.01%	December 31, 2019
March 31, 2017	—	—	—	0.39%	7.00%	March 31, 2020
June 30, 2017	—	—	—	0.29%	7.00%	June 30, 2020
September 30, 2017	—	—	—	0.35%	7.12%	September 30, 2020
December 31, 2017	—	—	—	0.33%	7.12%	December 31, 2020
March 31, 2018	1,206,778	(675,148)	531,630	0.34%	7.43%	March 31, 2021
June 30, 2018	—	—	—	0.29%	7.43%	June 30, 2021
September 30, 2018	—	—	—	0.31%	8.00%	September 30, 2021
December 31, 2018	—	—	—	0.42%	7.79%	December 31, 2021
Total	$3,793,205	$(675,148)	$3,118,057

(1)Operating expense ratio is as of the date the expense support payment obligation was incurred by the Priority Adviser and includes all expenses borne by Priority, except for organizational and offering expenses, base management fees, incentive fees and any interest expense attributable to indebtedness incurred by Priority.

(2)Annualized distribution rate equals the annualized rate of distributions to stockholders based on the amount of the regular distributions paid immediately prior to the date the expense support payment obligation was incurred by the Priority Adviser. Annualized distribution rate does not include bonus dividends paid to stockholders.

BUSINESS OF PRIORITY INCOME FUND, INC.
Priority was organized in July 2012 to invest primarily in Target Securities, with an emphasis on current income, and commenced operations on January 6, 2014, after satisfying its minimum offering requirement of selling $2.5 million of shares of its common stock. Priority may invest in senior secured loans either directly or through securities issued by CLOs, but has invested primarily in the equity and junior debt tranches of CLOs. Priority is an externally managed, non-diversified, closed-end management investment company that has elected to be treated for federal income tax purposes, and intends to continue to qualify annually in the future, as a RIC under the Code.
Priority is managed by Priority Senior Secured Income Management, LLC, a registered investment adviser under the Advisers Act of 1940, or the Advisers Act, which oversees the management of its activities and is responsible for making investment decisions for its portfolio.
Investment Strategy
Priority’s investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. Priority seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its total assets, or net assets plus borrowings, in senior secured loans, with an emphasis on current income. Priority’s investments may take the form of the purchase of senior secured loans (either in the primary or secondary markets) or through investments in entities that in turn own a pool of senior secured loans. This investment objective may be changed by the Priority Board if Priority provides its stockholders with at least 60 days’ prior notice. Priority may invest in senior secured loans directly or any security issued by a CLO to implement its investment objective but has invested primarily in the equity and junior debt tranches of CLOs. Structurally, CLOs are entities that are formed to manage a portfolio of senior secured loans. The senior secured loans within a CLO are limited to senior secured loans which meet specified credit and diversity criteria and are subject to concentration limitations in order to create an investment portfolio that is diverse by senior secured loan, borrower, and industry, with limitations on non-U.S. borrowers. The typical underlying borrowers for senior secured loans are U.S.-based privately-held and publicly-held companies across a wide range of industries and sectors.
The CLOs in which Priority invests typically will be special purpose vehicles and will be predominantly collateralized against pools of senior secured loans. The collateral typically will be BB or B rated (non-investment grade or “junk”) and in limited circumstances, unrated, senior secured loans originated in the U.S., with a first lien on the borrower’s assets. Priority invests in new issue transactions in the primary market and transactions in the secondary market.
Priority will identify potential investments using the Priority Adviser’s market knowledge, experience and industry relationships. The Priority Adviser’s relationships with CLO collateral managers, underwriters and trading desks are used to source transactions. In determining when to sell an investment, the Priority Adviser will consider the following factors: the performance of such investment, the expected performance by evaluating the company if such investment is a senior secured loan or evaluating the pool of senior secured loans if such investment is a CLO, current market conditions, its capital needs, and other factors.
Priority invests so as to obtain exposure across a relatively broad range of underlying borrowers and credit ratings, sectors, CLO collateral managers, and CLO maturity profiles. Priority also takes into consideration any correlation between different underlying securities. In order to comply with diversification requirements applicable to RICs, with respect to half of its investment portfolio, Priority’s interest in any one investment will not exceed 5% of the value of its gross assets, and with respect to the other half of its portfolio, its interest in any one investment will not exceed 25% of the value of its gross assets. By virtue of its investments in cashflow CLOs, which will be predominantly collateralized against pools of senior secured loans, Priority expects to be broadly invested with respect to credit exposure to any one particular industry or borrower although Priority will have no restrictions on the industry or borrower exposure of the underlying assets and Priority does not operate as a “diversified” investment company within the meaning of the 1940 Act. Priority does not invest in any CLOs or investment companies managed by the Priority Adviser or its affiliates. See “Certain Material U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company” for its detailed RIC diversification requirements.
About the Priority Adviser
The Priority Adviser is owned 50% by Prospect Capital Management L.P., an asset management firm and registered investment adviser under the Advisers Act, and 50% by Stratera Holdings, a national sponsor of alternative investment products designed for the individual and institutional investor. The Priority Adviser is registered as an investment adviser with the SEC under the Advisers Act and is led by a team of investment professionals from the investment and operations team of Prospect Capital Management and Prospect Administration. These individuals are responsible for its day-to-day operations on behalf of the Priority Adviser and are responsible for developing, recommending and implementing its investment strategy. Prospect Capital Management also manages Prospect Capital Corporation, a business development company traded on the NASDAQ Global Select Market. See “Risk Factors—Risks Related to the Priority Adviser and its Affiliates.” Prospect Capital Corporation commenced operations on July 27, 2004, focusing on generating current income and, to a lesser extent, long-term capital appreciation for stockholders, primarily by making investments in senior secured loans, subordinated debt, unsecured debt, Target Securities and equity of a broad portfolio of U.S. companies. Prospect Capital Corporation had total assets of approximately $6.0 billion as of December 31, 2018. The Priority Adviser’s professionals also manage Pathway Capital Opportunity Fund, Inc., or Pathway, which currently operates as an externally managed, non-diversified, closed-end management investment company that operates as an interval fund pursuant to Rule 23c-3 of the 1940 Act and that invests primarily in infrastructure and infrastructure related companies. Pathway is currently seeking stockholder approval for a merger into an entity that has elected to be regulated as a business development company under the 1940 Act, that will also be managed by an affiliate of Prospect Capital Management following the completion of the merger. As of February 7, 2019, Pathway had total assets of $9.6 million.
The Priority Adviser’s investment professionals have significant experience and an extensive track record of investing in companies, managing high-yielding debt and equity investments, and managing and investing in senior secured loans and CLOs, including the equity and junior debt tranches of CLOs. The team also has extensive knowledge of the managerial, operational and regulatory requirements of publicly registered investment companies. The Priority Adviser does not currently have employees, but has access to certain investment, finance, accounting, legal and administrative personnel of Prospect Capital Management and Prospect Administration and may retain additional personnel as its activities expand. In particular, certain personnel of Prospect Capital Management will be made available to the Priority Adviser to assist it in managing its portfolio and operations, provided that they are supervised at all times by the Priority Adviser’s management team. See “Management of Priority Income Fund, Inc.” Priority believes that the depth of experience and disciplined investment approach of the Priority Adviser’s management team will help the Priority Adviser to successfully execute its investment strategy. See “Management of Priority Income Fund, Inc.” for biographical information regarding the Priority Adviser’s professionals.
The Priority Board, including a majority of independent directors, oversees and monitors its investment performance and beginning with the second anniversary of the date of the Investment Advisory Agreement annually reviews the compensation Priority pay to the Priority Adviser to determine that the provisions of the Investment Advisory Agreement are carried out. See “Priority Investment Advisory Agreement.”
Market Opportunity
Overview
CLO market background
CLOs are investment vehicles backed by a diversified pool of senior secured loans. A CLO uses the cash flows from a portfolio of senior secured loans to back the issuance of multiple classes of rated debt securities, which together with the junior capital tranches are used to fund the purchase of the underlying senior secured loans.
A special purpose vehicle (typically formed in the Cayman Islands or another similar jurisdiction) is formed to purchase the senior secured loans and issue rated debt securities and equity tranches and/or unrated debt securities (generally treated as equity interests). The rated debt tranches consist of long-term, non-recourse financing with fixed financing terms, including floating interest rates at a stated spread to LIBOR. Additionally, the underlying senior secured loans in the CLOs are generally not required to be marked-to-market; therefore leverage in the structure should remain the same regardless of market movements, all other things being equal. The capital structure of a typical CLO involves the issue by the special purpose vehicle of multiple tranches of debt securities. The amount of each tranche is determined, among other things, by the credit rating assigned by rating agencies to the securities. These various tranches have different rankings as to entitlement to payment of interest and principal. Each tranche provides credit enhancement to the tranches which rank senior to it, since the holders of the senior tranches are entitled to payment before payments are made to the holders of the junior tranches. In the event of a default and realized loss on any of the senior secured loans underlying a CLO, any shortfall is absorbed first by any additional credit enhancement in the transaction (such as over-collateralization or a cash reserve) and then by the most junior tranches of the securities issued to the extent of the credit enhancement provided by that tranche, and then by the next most senior tranche or tranches until the shortfall has been absorbed in its entirety. See “Risk Factors—Risks Related to Priority’s Investments—Investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments” and “—Priority’s financial results may be affected adversely if one or more of its significant equity or junior debt investments in a CLO vehicle defaults on its payment obligations or fails to perform as Priority expects.”
In a typical CLO, as shown in the chart below, the capital structure would include approximately 90% debt, with the remainder comprising the junior most CLO securities, typically referred to as the CLO’s equity tranche. Interest and principal repayment cashflows derived from the pool of senior secured loans are allocated sequentially first to cover the operational and administrative costs of the CLO, second to the debt service of the highest ranking debt tranche, third to the debt service of the next highest ranking debt tranche and so on until all obligations of the CLO have been met. This sequential cashflow allocation is usually referred to as the “payment waterfall.” The most subordinated tranche of securities is therefore the most sensitive to defaults and realized losses in relation to the underlying assets, and the most senior tranche is the least sensitive to them.

Typical Corporate Capital Structure
CLO Eligible
Senior Secured Loans
Unsecured / Subordinated Debt
Equity
100 – 200 Senior Secured Loans
Contractual Interest Payments and Principal Payments by Seniority
Diversified Portfolio of Senior Secured Loans
Aaa / AAA Class
Aa2 / AA Class
A2 / A Class
Baa2 / BBB Class
Ba2 / BB Class
Excess Payments To Equity Class
Equity Class

The equity tranche represents the most junior tranche in the CLO capital structure. The equity tranche is typically not rated and is subordinated to the debt tranches. The holders of this tranche are typically entitled to any cash reserves that form part of the structure at the point at which such reserves are permitted to be released. The equity tranche captures available payments at the bottom of the payment waterfall, after operational and administrative costs of the CLO and servicing of the debt securities. Economically, the equity tranche benefits from the difference between the interest received from the senior secured loans and the interest paid to the holders of debt tranches of the CLO structure. Should a default or decrease in expected payments to a particular CLO occur, that deficiency typically first affects the equity tranche in that holders of that position generally will be the first to have their payments decreased by the deficiency.
Debt tranches of CLOs typically are rated and have a stated coupon. Equity tranches of CLOs are typically unrated and does not have a stated coupon. Rather, payments to the equity tranches of CLOs are dependent on the residual cashflows after all interest, fees and expenses on the debt tranches have been paid. The equity tranche of a CLO is the most sensitive to defaults and realized losses as it is the most subordinated tranche in the CLO’s capital structure, whereas CLO debt tranches are not impacted by defaults and realized losses until total losses exceed the value of the equity tranche. CLO payment provisions are detailed in a CLO’s indenture and are referred to as the “priority of payments” or “waterfall.”
Each tranche within a CLO has voting rights on any amendments that would have a material effect on such tranche. Neither the debt tranches nor equity tranche of CLOs have voting rights on the management of the underlying senior secured loan portfolio. The holders of the equity tranches of CLOs typically have the right to approve and/or replace the CLO collateral manager after such CLO manager has triggered a default. The equity tranche of a CLO has the ability to call the debt tranches following a non-call period. Debt tranches of CLOs do not have the right to call the other CLO security tranches.
To the extent that certain interest and asset coverage tests are not met at any time, residual cash flows are generally either diverted to repay principal on the prior ranking debt tranches, or reinvested in additional underlying senior secured loans until such tests are again in compliance. Principal collections received from the senior secured loans are generally reinvested in additional senior secured loans during the reinvestment period, which is typically approximately three to five years. Following the reinvestment period, principal proceeds received are typically used to pay down the debt tranches in order of priority.
Transactions generally do not contain optional call provisions, other than a call at the option of the holders of the equity tranches for the debt tranches to be paid in full after the expiration of an initial period of the life of the special purpose entity (referred to as the “non-call period”). The exercise of the call option is by a specified percentage of the holders of the equity tranches. The equity tranches also generally have a call at any time based on certain tax event triggers. In any event, the call can only be exercised by the holders of equity tranches if they can demonstrate (in accordance with the detailed provisions in the transaction) that the debt tranches will be paid in full if the call is exercised.
Transactions generally contain provisions outlining the rights of noteholders following an event of default. Events of default typically include (among others) failure to meet payment requirements on senior notes, and other material defaults under the transaction documents. It is also often an event of default if the par value of the collateral is less than 100% to 102.5% of the aggregate principal amount outstanding of the senior notes representing the controlling class. The controlling class of noteholders will generally be the most senior debt tranche then outstanding.
If an event of default occurs, the transaction can be accelerated at the discretion of the trustee for the noteholders and/or by the applicable majority of the controlling class of noteholders. The transaction may also contain provisions for early redemption at the option of the controlling class of noteholders for certain tax events. The early termination of the transaction in any of these circumstances could expose the holders of CLOs to the risk that the underlying senior secured loans will have to be sold at depressed prices.
An investment in a CLO offers access to a diversified and actively managed portfolio of senior secured loans in a single investment with the potential to provide enhanced returns generated by the difference between the yield on the underlying assets in the portfolio and the cost of funding of the rated debt liabilities.
The most junior tranches of all U.S. CLOs (typically referred to as CLO equity tranches) have delivered over 21% annual average cash yields since January 2003,(1) as shown in the chart below, according to Wells Fargo, 98.1% of U.S. CLOs that have been issued since 2000 and redeemed through March, 2015, which is the most recent date that is available for this data, have generated a positive return to equity investors.(2) Despite the historically favorable returns delivered by most junior classes of U.S. CLOs, these investments have generated lower returns during periods of extreme market volatility, particularly as a results of events impacting the U.S. credit markets. See “Risk Factors—Price declines in the markets for Target Securities, especially equity and junior tranches of CLOs and senior secured loans, may adversely affect the fair value of Priority’s portfolio, reducing Priority’s net asset value through increased net unrealized depreciation.”

__________________________________
(1)    Source: Citigroup Global Markets Research - January 23, 2019.
(2)    Source: Wells Fargo Structured Products Research, Intex and data provided by CLO Collateral Managers.

Cashflow transactions
Priority may invest in senior secured loans either directly or through securities issued by CLOs, but has historically invested primarily in the equity and junior debt tranches of cashflow CLO transactions. The underlying assets of cashflow CLOs are comprised primarily of senior secured loans. Cashflow CLOs differ from market value CLOs in that they do not include mark-to-market covenants. For example, the cashflow CLOs that Priority targets have covenants that are primarily based on the par value of the senior secured loans owned by the CLO, whereas market value CLOs have covenants that are primarily based on the market value of the senior secured loans owned by the CLO. Thus, the performance of a cashflow CLO is less sensitive than the performance of a market value CLO to the market volatility of the senior secured loans owned by the CLO. Cashflow CLOs typically have a stated maturity of 10 to 13 years with an actual average life of approximately 5 to 9 years.
The underlying assets of cashflow transactions may be either actively managed by a CLO collateral manager, or structured as static pools where few if any changes can be made to the initial asset selection. Priority invests primarily in actively-managed transactions where the portfolio will be managed according to typically stringent investment guidelines set out at the inception of the transaction. These guidelines likely will include specific requirements determined by the rating agencies (Moody’s, Standard & Poor’s, and/or Fitch), such as a broadly invested portfolio and weighted average rating requirements on the senior secured loans in the portfolio.
Broad investment variety is a key feature of the portfolios of the CLOs in which Priority invests, and is aimed at minimizing the effect of potential credit deterioration. Typical guidelines require broad investment variety by issuer and industry. Individual CLO portfolios will generally consist of a large number of issuers in various industries.
Returns to investors in CLOs are dependent on a number of factors. One of the principal drivers is the number and timing of defaults in the portfolio, as well as recovery rates on any defaulted senior secured loans. Other factors which contribute to return performance are correlation among assets, portfolio purchase price, repayment rate, reinvestment rate, trading gains/losses, test levels, frequency of payment on assets and liabilities, and allocation of cashflows.
Outlook
The U.S. Senior Secured Loan market

Priority believes that while the U.S. senior secured loan market is relatively large, with Standard & Poor’s estimating the total par value outstanding at approximately $1.15 trillion as of December 31, 2018,(3) this market remains largely inaccessible to a significant portion of investors that are not lenders or approved institutions. CLOs permit wider exposure to senior secured loans, but this market is almost exclusively private and predominantly institutional. Priority may choose not to invest in senior secured loans directly because its principle investment strategy is to invest in the equity and junior debt tranches of CLOs.
The senior secured loan market is characterized by various factors, including:

•
Seniority. A senior secured loan typically has a first lien, or sometimes second lien, on the borrower’s assets and ranks senior in a borrower’s capital structure to other forms of debt or equity. As such, that loan maintains the senior-most claim on the company’s assets and cash flow, and Priority believes should, all other things being equal, offer the prospect of a more stable and lower-risk investment relative to other debt and equity tranches.

•
Consistent long-term performance. Senior secured loans have provided, as shown in the chart below, positive cash yields in all years since 1997 and only two years (2008 and 2015) of negative returns including mark-to-market volatility. Senior secured loans provided a 2-year return of 7.5% in 2008 and 2009 despite the market downturn.(4) _______________________________________________________________________________

(3)     Source: S&P Capital IQ - Leveraged Lending Review 4Q18.
(4)     Source: S&P Capital IQ - Leveraged Loan Index Returns Summary.
Despite the historically favorable returns delivered by most junior classes of U.S. CLOs, these investments have generated lower returns during periods of extreme market volatility, particularly as a results of events impacting the U.S. credit markets. See “Risk Factors - Price declines in the markets for Target Securities, especially equity and junior tranches of CLOs and senior secured loans, may adversely affect the fair value of Priority’s portfolio, reducing Priority’s net asset value through increased net unrealized depreciation.”
_________________________________
Source: S&P Capital IQ - LCD Research Commentary Charts.

•
Floating rate instruments. A senior secured loan typically contains a floating interest rate versus a fixed interest rate, which Priority believes provides some measure of protection against the risk of increases in interest rates and inflation. Also, the debt tranches of a CLO have floating interest rates as well, which provides a partial matching of changes in the interest rates on the CLO’s assets and liabilities.

•
Low default-rate environment. The default rate on all senior secured loans included in the S&P/LSTA Leveraged Loan Index was 1.63% for the twelve month period ending December 31, 2018 and has averaged 2.24% from January 1, 2003 through December 31, 2018.(5)

•
Outlook for U.S. corporations. Priority believes that U.S. companies are in a healthy position. Cash flow coverage continues to be strong: the average ratio of EBITDA less capital expenditures to cash interest among borrowers listed in the S&P LSTA Leveraged Loan Index remains strong at 3.6x as of December 31, 2018.(6) The average earnings before interest, taxes, depreciation, and amortization (EBITDA) growth for companies in the S&P / LSTA Leveraged Loan Index was 13.31% in the third quarter of 2018.(5)

In the current environment, Priority believes the above attributes are particularly desirable.
_______________________________________________________________________________
(5)    Source: S&P Capital IQ – Wrap Charts
(6)    Source: S&P Capital IQ - Leveraged Lending Review 4Q18

Deal Sourcing
Deals will typically be sourced through the Priority Adviser’s direct contact and access to major U.S.-based CLO collateral managers and extensive relationships and contacts with U.S. senior secured loan and CLO originating and trading operations at banks and other financial institutions.
Analysis of Collateral
In addition to the in-depth due diligence that Priority believes the CLO collateral manager will typically conduct on the senior secured loans in a CLO portfolio, the Priority Adviser also will typically perform in-depth due diligence on the individual senior secured loans in the CLO portfolio. The Priority Adviser’s evaluation process for corporate credit portfolios typically focuses on identifying high-risk issuers, evaluating the key events which could lead to their default, and understanding the timing of these events and the expected severity of loss should these events take place.
Priority cautions investors that the past performance described above is not indicative of future returns and the results do not include fees, expenses or taxes that a stockholder may incur. The results described above may not be representative of its portfolio.
In this process of evaluation, input generally will be obtained from the Priority Adviser’s professionals. In addition, the Priority Adviser has access to its experienced credit team for information with which to screen issuers according to qualitative and quantitative criteria. Credit statistics are typically reviewed for each corporate issuer in its portfolio. This review usually will be used in the investment modeling process and stress case analysis, which the Priority Adviser believes will produce a thorough assessment of underlying potential default and recovery characteristics of Target Securities.
Analysis of CLO Collateral Manager
Assessment of the CLO collateral manager’s expertise in the underlying asset class and track record generally is a key component in the investment evaluation process. Typical criteria that will be used to evaluate prospective CLO collateral managers include:

•	experience and track record in managing CLOs and senior secured loans;

•	historic performance of such CLO collateral manager’s CLOs with increased focus on performance during the dislocation experienced by credit markets in 2008 and 2009;

•	investment processes and systems;

•	investment style and consistency in portfolio construction;

•	senior management and key team members;

•	access to senior secured loans; and

•	reporting and transparency.
In addition to reviewing offering materials and reporting documentation, the Priority Adviser’s professionals conduct interviews with the senior management and portfolio managers of prospective investee CLO collateral managers and obtain references from other investors in prior vehicles, credit analysts and risk management professionals of prospective managers as part of the investment due diligence process.
CLO Structural Analysis

Priority utilizes both proprietary and third party financial models to assess credit and structural risks of each prospective CLO investment and to determine expected returns. Typically these models incorporate many of the following structural variables and assumptions in respect of each transaction:

•	probability and/or timing of underlying asset default;

•	recovery rates and timing of recovery on defaulted assets;

•	cash receipts and prepayments;

•	reinvestment terms for new senior secured loans;

•	term of the transaction;

•	capital structure;

•	funding cost;

•	fees and expenses; and

•	cash flow “waterfalls”, including application of excess yield and cash flow diversion triggers.
Utilizing its default and recovery assumptions generated for portfolios of underlying senior secured loans, a risk analysis generally will be performed to determine the probability of achieving various return levels for each investment. Transactions which demonstrate stable return profiles with high breakeven probabilities typically will be targeted and transactions with significant tail risk (i.e., probability of achieving below targeted returns) typically will be avoided.
The Priority Adviser also utilizes in-house legal professionals and/or external legal counsel to review CLO legal documents as part of the investment process.
The structural analysis generally will also be used to identify and manage risk concentrations in the aggregate investment portfolio (i.e., asset, asset class, sector, rating and manager) and to ensure ongoing compliance with its investment strategy.
Management of Investments
Investment decisions by the Priority Adviser will generally be based on a rigorous credit and structural review and relative value analysis performed by its team, and potential investments will generally be analyzed on the merits of the individual transaction in terms of absolute return targets and relative value versus comparable opportunities.
The Priority Adviser’s team generally will prepare an investment memorandum that documents an investment hypothesis and supporting information. Supporting information often includes, among other items, due diligence performed on the underlying portfolio, identification of credits to be included in the transaction, the CLO structural analysis set out above, due diligence performed on the CLO collateral manager, a review and analysis of the offering documentation, and modeling of “downside” and “stress” scenarios.
The Priority Adviser’s sale and purchase decisions are reviewed and approved by multiple professionals. The Priority Adviser’s professionals typically use a consensus approach to decision making, wherein each purchase or sale of an investment must be approved by a majority of such professionals. If a majority consensus is not reached, an investment sale or purchase typically will not be made. The Priority Adviser’s professionals confer as often as is necessary to discuss potential new investments and existing positions whenever action is required. As part of its investment decisions, the Priority Adviser’s professionals may also take into consideration an analysis of a potential investment’s impact on its portfolio’s structure. See “Management of Priority Income Fund, Inc.—Portfolio Management” for additional information on its the Priority Adviser’s professionals.
In relation to Target Securities in which Priority invests, the Priority Adviser’s professionals conduct rigorous ongoing analysis on the senior secured loans, the CLO structure and the CLO collateral manager which generally will include monthly reporting providing an overview of:

•	senior secured loan lists;

•	current period buy/sell activity;

•	portfolio metrics (including yield, price, weighted average rating factors and any rating movements);

•	concentration limits;

•	covenant compliance; and

•	cash flows.
Further, the Priority Adviser holds formal reviews with CLO collateral managers to whom Priority is exposed on a periodic basis.
Risk management is an on-going process that may include regular benchmarking of investment performance against the initial investment hypothesis and the maintenance and monitoring of a “risk rating list” by the Priority Adviser on a monthly basis derived from general market information including security prices, press releases, news and statements and ongoing due diligence to assist the Priority Adviser in forecasting the occurrence of specific credit events and modeling outcomes.
Cash Uses and Cash Management Activities
In accordance with its investment strategy, Priority’s principal use of cash (including the net offering proceeds) will be to fund investments sourced by the Priority Adviser, as well as ongoing operational expenses and payment of dividends and other distributions to stockholders in accordance with its distribution policy. See “Dividend and Distribution Information of Priority Income Fund, Inc.”
Potential Competitive Strengths
Priority believes that Priority offer its investors the following potential competitive strengths:
Established platform with seasoned investment professionals. Priority benefits from the wider resources of the Priority Adviser through the personnel that it utilizes from Prospect Capital Management, which is focused on sourcing, structuring, executing, monitoring and exiting a broad range of investments. Priority believes these personnel possess market knowledge, experience and industry relationships that enable them to identify potentially attractive investment opportunities in Target Securities.
Long-term investment horizon. Unlike private equity and venture capital funds, Priority will not be subject to standard periodic capital return requirements. Such requirements typically stipulate that capital invested in these funds, together with any capital gains on such investment, can be invested only once and must be returned to investors after a pre-determined time period. Priority believes its ability to make investments with a longer-term view and without the capital return requirements of traditional private investment vehicles will provide it with greater flexibility to seek investments that can generate attractive returns on invested capital.
Efficient Tax Structure. As a RIC, Priority generally will not be required to pay federal income taxes on any ordinary income or capital gains that Priority distribute to its stockholders as dividends. Because Priority is not required to pay federal income taxes on its income or capital gains that it distributes to its stockholders, Priority expects to be able to offer investment terms to potential issuers that are comparable to those offered by its corporate-taxpaying competitors, and achieve after-tax net investment returns that are often greater than their after-tax net investment returns. Furthermore, tax-exempt investors in its securities who do not finance their acquisition of its securities with indebtedness should not be required to recognize unrelated business taxable income, or “UBTI.” Although, as a RIC, Priority will not be subject to federal income taxes on dividends that it receives from taxable entities and that it distributes to its stockholders, any taxable entities that Priority owns generally will be subject to federal and state income taxes on their income. As a result, the net return to Priority on such investments that are held by such subsidiaries will be reduced to the extent that the subsidiaries are subject to income taxes.
Disciplined, income-oriented investment philosophy. The Priority Adviser employs a conservative investment approach focused on current income and long-term investment performance. This investment approach involves a multi-stage selection process for each investment opportunity, as well as ongoing monitoring of each investment made, with particular emphasis on early detection of deteriorating credit conditions at issuers of Target Securities which could result in adverse portfolio developments. This strategy is designed to maximize current income and minimize the risk of capital loss while maintaining potential for long-term capital appreciation.
Investment expertise across all levels of the corporate capital structure. Priority believes that the personnel available to the Priority Adviser have broad expertise and experience investing in companies, managing high-yielding debt and equity investments, and managing and investing in Target Securities. Priority attempts to capitalize on this expertise in an effort to produce and maintain an investment portfolio that performs well in a broad range of economic conditions.
Operating and Regulatory Structure
Priority’s investment activities are managed by the Priority Adviser and supervised by the Priority Board, a majority of whom are independent. Under its Investment Advisory Agreement, Priority has agreed to pay the Priority Adviser a base management fee based on its average total assets as well as a subordinated incentive fee based on its performance. In addition, Priority will reimburse the Priority Adviser for routine non-compensation overhead expenses, such as expenses incurred by Prospect Administration or it in connection with administering its business, including expenses incurred by Prospect Administration in performing administrative services for it, and the reimbursement of the compensation of its Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary and other administrative personnel paid by Prospect Administration, subject to the limitations included in the Administration Agreement, and other expenses. See “Priority Investment Advisory Agreement” for a description of the payments that Priority makes to the Priority Adviser.
Prospect Administration provides it with general ledger accounting, fund accounting, and other administrative services.
While a registered closed-end management investment company may list its shares for trading in the public markets, Priority has currently elected not to do so. Priority believes that a non-traded structure initially is appropriate for the long-term nature of the assets in which Priority invests. This structure allows it to operate with a long-term view, similar to that of other types of private investment funds—instead of managing to quarterly market expectations—and to pursue its investment objective without subjecting its investors to the daily share price volatility associated with the public markets because its shares will not be listed on a national securities exchange. To provide its stockholders with limited liquidity, Priority intends to continue to conduct quarterly repurchase offers pursuant to its share repurchase program. This will be the only method of liquidity that Priority offers prior to a liquidity event. Therefore, stockholders may not be able to sell their Priority shares promptly or at a desired price.
Priority shares are not currently listed on an exchange, and Priority does not expect a public market to develop for them in the foreseeable future, if ever.
Priority intends to pursue a liquidity event for its common stockholders, such as a public listing of its common stock, following the earlier of the expiration of the common stock offering period and the completion of its offering of common stock, subject to then-current market conditions. Priority expects that it may take up to three years after the completion of its common stock offering to complete a liquidity event. On May 30, 2017, the Priority Board approved an extension of its common stock offering period until the earlier of (i) November 2, 2019, or (ii) the date upon which 150,000,000 shares of common stock have been sold in the course of the offering of Priority’s shares, unless further extended by the Priority Board. The common stock offering will be complete when Priority has sold the maximum number of shares of common stock offered thereby, or earlier in the event Priority determines in its sole discretion to cease offering additional shares of common stock for sale to investors. The completion of a liquidity event is in the sole discretion of the Priority Board, and depending upon the event, may require stockholder approval.
Priority has elected to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, Priority generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that Priority distributes to its stockholders as dividends. To continue to qualify as a RIC, Priority must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment Priority must distribute to its stockholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally its ordinary income plus the excess of its realized net short-term capital gains over its realized net long-term capital losses.
Priority will be subject to certain regulatory restrictions in making its investments. Priority has received an exemptive order from the SEC, or the Order, granting it the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Priority Adviser or certain affiliates, including Prospect Capital Corporation and Pathway Energy Infrastructure Fund, Inc. Priority may only co-invest with certain entities affiliated with the Priority Adviser in negotiated transactions originated by the Priority Adviser or its affiliates in accordance with such Order and existing regulatory guidance. See “Certain Relationships and Related Party Transactions—Allocation of Investments” in this joint proxy statement/prospectus.
To seek to enhance returns to its common stockholders, Priority may borrow money from time to time at the discretion of the Priority Adviser within the levels permitted by the 1940 Act (which generally allows it to incur indebtedness so long as its asset coverage ratio is at least 300% after incurring such indebtedness or issue preferred stock so long as its asset coverage ratio is at least 200% after issuing such preferred stock) when the terms and conditions available are favorable to long-term investing and well-aligned with its investment strategy and portfolio composition. In determining whether to borrow money, Priority will analyze the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to its investment outlook. As of December 31, 2018, Priority had $34 million of shares of Series A Term Preferred Stock and $25 million of shares of Series B Term Preferred Stock outstanding and its asset coverage ratio was approximately 684%. On a pro forma basis, after giving effect to the issuance of $40.25 million of shares of Series C Term Preferred Stock, as described below under the heading “Recent Events,” Priority’s asset coverage as of December 31, 2018 would have been 446%.
Valuation Procedures
The most significant estimate inherent in the preparation of Priority’s financial statements likely will be the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. There generally is no single method for determining fair value in good faith. As a result, determining fair value usually requires that judgment be applied to the specific facts and circumstances of each investment while employing a consistently applied valuation process for the types of investments that Priority makes. Priority is required to specifically fair value each individual investment on a quarterly basis. In addition, in connection with its share repurchase program, the Priority Board has adopted procedures pursuant to which its portfolio will be valued on the date of repurchases.
The Priority Board determines the value of its investment portfolio each quarter, after consideration of its audit committee’s recommendation of fair value. The Priority Adviser compiles the relevant information, including a financial summary, covenant compliance review and recent trading activity in the security, if known. All available information, including non-binding indicative bids which may not be considered reliable, typically will be presented to its audit committee to consider in making its recommendation of fair value to the Priority Board. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases Priority’s audit committee generally considers the number of trades, the size and timing of each trade, and other circumstances around such trades, to the extent such information is available, in making its recommendation of fair value to the Priority Board. Priority may elect to engage third-party valuation firms to provide assistance to its audit committee and the Priority Board in valuing certain of its investments. Priority’s audit committee expects to evaluate the impact of such additional information, and factor it into its consideration of fair value.
Competition
Priority competes for investments with other investment funds (including other equity and debt funds, mezzanine funds and business development companies), as well as traditional financial services companies such as commercial banks, investment banks, finance companies, insurance companies and other sources of funding. Additionally, because Priority believes competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas they have not traditionally invested in, including CLOs. As a result of these new entrants, competition for investment opportunities in CLOs may intensify. Many of these entities may have greater financial and managerial resources than Priority does. Priority believes it will be able to compete with these entities primarily on the basis of the experience and contacts of the Priority Adviser, and its responsive and efficient investment analysis and decision-making processes.
Employees
Priority’s day-to-day investment operations are managed by the Priority Adviser. The Priority Adviser does not currently have employees, but has access to certain investment, finance, accounting, legal, and administrative personnel of Prospect Capital Management, Prospect Administration and Stratera Holdings. In particular, certain personnel of Prospect Capital Management will be made available to the Priority Adviser to assist it in managing its portfolio and operations, provided that they are supervised at all times by the Priority Adviser. In addition, Priority reimburse Prospect Administration for an allocable portion of expenses incurred by it in performing its obligations under its Administration Agreement, including a portion of the rent and the compensation of its chief financial officer, chief compliance officer, treasurer and secretary and other administrative support personnel. Priority also reimburse Destra for providing investor relations support and related back-office services with respect to its investors under the Investor Services Agreement.
Facilities
Priority does not own any real estate or other physical properties materially important to its operation. Priority’s corporate headquarters are located at 10 East 40th Street, 42nd Floor, New York, NY 10016, where Priority occupies office space pursuant to an Administration Agreement with Prospect Administration.
Legal Proceedings
Neither Priority nor the Priority Adviser is currently subject to any material legal proceedings, nor, to its knowledge, is any material legal proceeding threatened against it or against the Priority Adviser.
From time to time, the Priority Adviser, its affiliates or its professionals may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of its rights with respect to its investments. While the outcome of such legal proceedings cannot be predicted with certainty, Priority does not expect that any such proceedings will have a material effect upon its financial condition or results of operations.
Recent Developments
During the period from January 1, 2019 through March 21, 2019, Priority raised $9.4 million of capital, net of offering proceeds, through the issuance of 661,740 shares of its common stock.

During the period from January 1, 2019 through March 21, 2019, Priority made 16 CLO investments totaling $43.7 million. Eight of these investments were add-ons to existing investments.

Priority completed an underwritten public offering of the Series C Term Preferred Stock on February 20, 2019. Priority issued 1,400,000 Series C Term Preferred Stock and proceeds received from the offering was $33,906,250. Priority is required to redeem all of the outstanding Series C Term Preferred Stock on the redemption date of June 30, 2024, at a redemption price equal to $25 per share plus an amount equal to accumulated but unpaid dividends, if any, to the date of the redemption. Priority granted the underwriters an option to purchase up to an additional 210,000 shares of Series C Term Preferred Stock at the public offering price, less underwriting discounts and commissions, for 30 days after the date of the prospectus relating to the Series C Term Preferred Stock solely to cover overallotments. Concurrently with the issuance of the primary shares in the offering, Priority issued an additional 100,000 shares of Series C Term Preferred Stock for net proceeds of $2,421,875. On February 28, 2019, Priority received notice of the underwriters exercise of the overallotment option to purchase the remaining 110,000 shares of Series C Term Preferred Stock which closed on March 4, 2019 with net proceeds of $2,664,063.

On March 6, 2019 in accordance with Priority’s share pricing policy, the Priority Board determined that a change in the public offering prices was warranted following a change in Priority’s estimated net asset value per share. In order to more accurately reflect Priority’s net asset value per share, Priority is changing its public offering price to $15.19 per share designated as “Class R”, $14.28 per share designated as “Class RIA”, and $13.97 per share designated as “Class I” from $15.42 per share designated as “Class R”, $14.49 per share designated as “Class RIA”, and $14.19 per share designated as “Class I”. Although Priority uses “Class” designations to indicate its differing sales load structures, Priority does not operate as a multi-class fund. The change in the public offering price is effective as of Priority’s March 8, 2019 weekly closing and first applied to subscriptions received from March 1, 2019 through March 7, 2019.

On February 25, 2019, the Priority Board authorized and Priority declared a series of distributions for its common stock for the months of March through May 2019 reflected in the following table. Common stockholders of record as of each respective record date will be entitled to receive the distribution.

Record Date	Payment Date	Total Amount per Share(a)
March 1, 8, 15, 22 and 29, 2019(b)	April 1, 2019	$0.18777
April 4, 12, 19 and 26, 2019	April 29, 2019	0.09320
May 3, 10, 17, 24 and 31, 2019	June 3, 2019	0.11650

(a)Total amount per share represents the total distribution rate for the record dates indicated.
(b)Includes bonus distributions.

Priority’s Board authorized and Priority declared distributions for the Series A and B Term Preferred Stock on January 22, 2019. Dividends with respect to the Series A and B Term Preferred Stock will be paid on March 31, 2019 to holders of record of such Series A and B Term Preferred Stock as their names appear on Priority’s registration books at the close of business on March 15, 2019 at a rate of $0.39844 per share of Series A Term Preferred Stock and $0.39063 per share of Series B Term Preferred Stock. Dividends with respect to the Series C Term Preferred Stock were declared on February 20, 2019 and will be paid on March 31, 2019 to holders of record of Series C Term Preferred Stock as their names appear on our registration books at the close of business on March 15, 2019 at a rate of $0.17483 per share of Series C Term Preferred Stock.

PRIORITY INVESTMENT ADVISORY AGREEMENT
Overview of the Priority Adviser
Management Services and Responsibilities
Priority Senior Secured Income Management, LLC has registered as an investment adviser under the Advisers Act and serves as its investment adviser pursuant to the Priority Investment Advisory Agreement in accordance with the 1940 Act. Subject to the overall supervision of the Priority Board, the Priority Adviser oversees its day-to-day operations and provides Priority with investment advisory services. Under the terms of the Priority Investment Advisory Agreement, the Priority Adviser:

•	determines the composition and allocation of its portfolio, the nature and timing of the changes to Priority’s portfolio and the manner of implementing such changes;

•	determines what securities Priority will purchase, retain or sell;

•	identifies, evaluates, negotiates and structures the investments that Priority makes; and

•	executes, monitors and services the investments that Priority makes.
The Priority Adviser’s services under the Priority Investment Advisory Agreement may not be exclusive, and the Priority Adviser is free to furnish similar services to other entities so long as its services to Priority are not impaired. In addition, certain personnel of Prospect Capital Management will be made available to the Priority Adviser to assist it in managing Priority’s portfolio and operations, provided that they are supervised at all times by the Priority Adviser’s management team.
Advisory Fees
Priority pays the Priority Adviser a fee for its services under the Priority Investment Advisory Agreement consisting of two components—a base management fee and an incentive fee. The cost of both the base management fee payable to the Priority Adviser and any incentive fees it earns will ultimately be borne by Priority’s common stockholders.
Base Management Fee. The base management fee is calculated at an annual rate of 2.0% of its total assets. The base management fee is payable quarterly in arrears and is calculated based on the average value of Priority’s total assets as of the end of the two most recently completed calendar quarters. The base management fee may or may not be taken in whole or in part at the discretion of the Priority Adviser. All or any part of the base management fee not taken as to any quarter shall be deferred without interest and may be taken in such other quarter as the Priority Adviser shall determine. The base management fee for any partial month or quarter will be appropriately prorated.
Subordinated Incentive Fee. The subordinated incentive fee, which Priority refers to as the “subordinated incentive fee on income,” is calculated and payable quarterly in arrears based upon its “pre-incentive fee net investment income” for the immediately preceding quarter. The subordinated incentive fee on income is subject to a quarterly fixed preferred return to investors, expressed as a rate of return on the value of its net assets at the end of the immediately preceding calendar quarter, of 1.5% (6.0% annualized), subject to a “catch up” feature. For purposes of this fee, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that Priority receives) accrued during the calendar quarter, minus Priority’s operating expenses for the quarter (including the base management fee, expenses reimbursed under the Priority Investment Advisory Agreement, Administration Agreement and Investor Services Agreement, any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the organization and offering expenses and subordinated incentive fee on income). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that Priority has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The calculation of the subordinated incentive fee on income for each quarter is as follows:

•
No incentive fee is payable to the Priority Adviser in any calendar quarter in which its pre-incentive fee net investment income does not exceed the fixed preferred return rate of 1.5%, or the fixed preferred return.

•
100% of its pre-incentive fee net investment income, if any, that exceeds the fixed preferred return but is less than or equal to 1.875% in any calendar quarter (7.5% annualized) is payable to the Priority Adviser. Priority refer to this portion of its pre-incentive fee net investment income (which exceeds the fixed preferred return but is less than or equal to 1.875%) as the “catch-up.” The “catch-up” provision is intended to provide the Priority Adviser with an incentive fee of 20.0% on all of its pre-incentive fee net investment income when its pre-incentive fee net investment income reaches 1.875% in any calendar quarter.

•
20.0% of the amount of its pre-incentive fee net investment income, if any, that exceeds 1.875% in any calendar quarter (7.5% annualized) is payable to the Priority Adviser once the fixed preferred return is reached and the catch-up is achieved (20.0% of all pre-incentive fee net investment income thereafter is allocated to the Priority Adviser).

The following is a graphical representation of the calculation of the subordinated incentive fee on income:

Quarterly Subordinated Incentive Fee on Income
Pre-incentive fee net investment income
(expressed as a percentage of the value of its net assets at the end of the immediately preceding calendar quarter)

Percentage of pre-incentive fee net investment income allocated to incentive fee

These calculations will be appropriately prorated for any period of less than three months.

Example: Subordinated Incentive Fee on Income for Each Calendar Quarter

Scenario 1
Assumptions
Investment income (including interest, dividends, fees, etc.) = 1.25%
Fixed preferred return(1) = 1.5%
Base management fee(2) = 0.5%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-incentive fee net investment income
(investment income - (base management fee + other expenses)) = 0.55%

Pre-incentive fee net investment income does not exceed the fixed preferred return rate, therefore there is no subordinated incentive fee on income payable.

Scenario 2
Assumptions
Investment income (including interest, dividends, fees, etc.) = 2.525%
Fixed preferred return(1) = 1.5%
Base management fee(2) = 0.5%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-incentive fee net investment income
(investment income - (base management fee + other expenses)) = 1.825%

Subordinated incentive fee on income = 100% × pre-incentive fee net investment income (subject to “catch-up”)(4)

= 100% × (1.825% - 1.5%)
= 0.325%

Pre-incentive fee net investment income exceeds the fixed preferred return rate, but does not fully satisfy the “catch-up” provision, therefore the subordinated incentive fee on income is 0.325%.

Scenario 3
Assumptions
Investment income (including interest, dividends, fees, etc.) = 3.5%
Fixed preferred return(1) = 1.5%
Base management fee(2) = 0.5%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-incentive fee net investment income
(investment income - (base management fee + other expenses)) = 2.8%

Catch up = 100% × pre-incentive fee net investment income (subject to “catch-up”)(4)

Subordinated incentive fee on income = 100% × “catch-up” + (20.0% × (pre-incentive fee net investment income - 1.875))

Catch up = 1.875% - 1.5%
= 0.375%

Subordinated incentive fee on income = (100% × 0.375%) + (20.0% × (2.8% - 1.875%))
= 0.375% + (20% × 0.925%)
= 0.375% + 0.185%
= 0.56%

Pre-incentive fee net investment income exceeds the fixed preferred return and fully satisfies the “catch-up” provision, therefore the subordinated incentive fee on income is 0.56%.
_______________________________________________________________________________
(1)    Represents 6.0% annualized fixed preferred return.
(2)    Represents 2.0% annualized base management fee on average total assets.
(3)    Excludes organizational and offering expenses.
(4)    The “catch-up” provision is intended to provide the Priority Adviser with an incentive fee of 20.0% on all pre-incentive fee net investment income when its net investment income exceeds 1.875% in any calendar quarter.
*     The returns shown are for illustrative purposes only. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in the examples above.

The amount of advisory fees paid to the Priority Adviser over the last three fiscal years is set forth below.

June 30, 2016	June 30, 2017	June 30, 2018
$6,173,910	$12,489,666	$15,649,618

Payment of Priority’s Expenses
Priority’s primary operating expenses are the payment of advisory fees and other expenses under the Priority Investment Advisory Agreement, Administration Agreement and Investor Services Agreement, and other expenses necessary for its operations. Priority’s investment advisory fee compensates the Priority Adviser for its work in identifying, evaluating, negotiating, executing, monitoring and servicing its investments. Priority bears all other expenses of its operations and transactions, including (without limitation) fees and expenses relating to:

•	corporate and organizational expenses relating to offerings of its common stock and other securities, subject to limitations included in the Investment Advisory Agreement;

•	the cost of calculating its net asset value, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of its common shares and other securities;

•
investment advisory fees and other expenses under the Priority Investment Advisory Agreement, including routine non-compensation overhead expenses of the Priority Adviser (up to a maximum of 0.0625% of its total assets per quarter, or 0.25% per year, payable quarterly in arrears and based on the average value of its total assets as of the end of the two most recently completed calendar quarters);

•
fees payable to third parties relating to, or associated with, making investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees, and costs related to listing its securities on any securities exchange;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	costs of proxy statements, stockholders’ reports and notices;

•	fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

•	direct costs such as printing, mailing, long distance telephone and staff;

•	fees and expenses associated with accounting, independent audits and outside legal costs;

•	costs associated with its reporting and compliance obligations under the 1940 Act and applicable federal securities laws, including compliance with the Sarbanes-Oxley Act;

•	brokerage commissions for the purchase and sale of its investments;

•	other expenses incurred by in connection with providing investor relations support and related back-office services with respect to its investors under the Investor Services Agreement; and

•
all other expenses incurred by Prospect Administration or it in connection with administering its business, including expenses incurred by Prospect Administration in performing administrative services for it, and the reimbursement of the compensation of its chief financial officer, chief compliance officer, treasurer and secretary and other administrative personnel paid by Prospect Administration, subject to the limitations included in the Administration Agreement.

Deferral of Certain Organization and Offering Expense Reimbursement Payments
Under the Priority Investment Advisory Agreement, the Priority Adviser is entitled to receive reimbursement from Priority of organization and offering expenses that it has paid on Priority’s behalf in an amount of up to 5.0% of the aggregate gross proceeds of the offering of Priority’s securities until all of the organization and offering expenses incurred and/or paid by the Priority Adviser have been recovered. On January 8, 2014, the Priority Adviser agreed to reduce such reimbursement and accept a maximum of 2.0% of the aggregate gross proceeds of the offering of Priority’s securities until all of the organization and offering expenses incurred and/or paid by the Priority Adviser have been recovered.  The Priority Adviser will not recoup all of the organization and offering expenses it has paid on Priority’s behalf if Priority does not raise a sufficient amount of capital.
Duration and Termination
Unless earlier terminated as described below, the Priority Investment Advisory Agreement will remain in effect year-to-year if approved annually by the Priority Board or by the affirmative vote of the holders of a majority of Priority’s outstanding voting securities, including, in either case, approval by a majority of its directors who are not interested persons. An affirmative vote of the holders of a majority of Priority’s outstanding voting securities is also necessary in order to make material amendments to the Priority Investment Advisory Agreement. The Priority Investment Advisory Agreement was last approved by the Priority Board on April 24, 2018.
The Investment Advisory Agreement provides that Priority may terminate the agreement without penalty upon 60 days’ written notice to the Priority Adviser. If the Priority Adviser wishes to voluntarily terminate the Investment Advisory Agreement, it must give Priority stockholders a minimum of 60 days’ notice prior to termination and pay all expenses associated with its termination. The Priority Investment Advisory Agreement may also be terminated, without penalty, upon the vote of a majority of its outstanding voting securities.
Without the vote of a majority of Priority’s outstanding voting securities, the Priority Investment Advisory Agreement may not be amended in a manner economically material to Priority’s stockholders. In addition, should Priority or the Priority Adviser elect to terminate the Investment Advisory Agreement, a new investment adviser may not be appointed without approval of a majority of Priority’s outstanding shares, except in limited circumstances where a temporary adviser may be appointed without stockholder consent, consistent with the 1940 Act for a time period not to exceed 150 days following the date on which the previous contract terminates.
Indemnification
The Priority Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of the Priority Adviser’s duties or by reason of the reckless disregard of its duties and obligations, the Priority Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Priority for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of its services under the Priority Investment Advisory Agreement or otherwise as Priority’s investment adviser.
Organization of the Priority Adviser
The Priority Adviser is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. The principal address of the Priority Adviser is Priority Senior Secured Income Management, LLC, 10 East 40th Street, 42nd Floor, New York, New York 10016.
Board Approval of the Investment Advisory Agreement
A discussion regarding the basis for the Priority Board’s approval of the Priority Investment Advisory Agreement was included in Priority’s annual report on Form N-CSR for the fiscal year ended June 30, 2018.

ADMINISTRATION AGREEMENT
Priority has also entered into an Administration Agreement with Prospect Administration under which Prospect Administration, among other things, provides (or arranges for the provision of) Priority’s administrative services and facilities. For providing these services, Priority reimburses Prospect Administration for its allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement, including rent and its allocable portion of the costs of its chief financial officer, chief compliance officer, treasurer and secretary and other administrative support personnel. Under the Administration Agreement, Prospect Administration furnishes Priority with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Prospect Administration also performs or oversees the performance of, its required administrative services, which include, among other things, being responsible for the financial records that Priority is required to maintain and preparing reports to its stockholders and reports filed with the SEC. In addition, Prospect Administration assists Priority in determining and publishing its net asset value, overseeing the preparation and filing of its tax returns and the printing and dissemination of reports to its stockholders, and generally oversees the payment of its expenses and the performance of administrative and professional services rendered to it by others. After identifying those whole and partial portions of Priority’s internal and external costs and expenses incurred by Prospect Administration to provide administrative services to Priority (e.g., personnel (compensation and overhead), infrastructure, vendors, etc.) and that are reimbursable under the Administration Agreement, Prospect Administration allocates to Priority all such costs and expenses not previously reimbursed to Prospect Administration by Priority. Priority’s payments to Prospect Administration for these allocated costs and expenses are periodically reviewed by the Priority Board, which oversees the allocation of the foregoing costs and expenses. After identifying those whole and partial portions of Priority’s internal and external costs and expenses incurred by Prospect Administration to provide administrative services to Priority (e.g., personnel (compensation and overhead), infrastructure, vendors, etc.) and that are reimbursable under the Administration Agreement, Prospect Administration allocates to Priority all such costs and expenses not previously reimbursed to Prospect Administration by Priority. Priority’s payments to Prospect Administration for these allocated costs and expenses are periodically reviewed by the Priority Board, which oversees the allocation of the foregoing costs and expenses. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. Prospect Administration is an affiliate of Prospect Capital Management and the Priority Adviser.
In addition, Priority has entered into the Investor Services Agreement under which Priority has agreed to reimburse Destra for providing investor relations support and related back-office services with respect to Priority’s investors.
Indemnification
The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Priority for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration’s services under the Administration Agreement or otherwise serving as Priority’s administrator. Similar provisions are made with respect to Destra and its representatives under the Investor Services Agreement.

SENIOR SECURITIES OF PRIORITY INCOME FUND, INC.
Information about Priority’s senior securities shown in the following table as of June 30, 2018 was included in Priority’s consolidated financial statements for the year ended June 30, 2018, which were audited by BDO USA LLP, Priority’s independent registered public accounting firm. The senior securities shown in the table as of December 31, 2018, in the opinion of management, present fairly the financial condition for such period.

Class	Period	Aggregate Amount Outstanding	Asset Coverage Per Unit(1)	Involuntary Liquidating Preference Per Unit(2)	Average Market Value Per Unit
Preferred Stock	June 30, 2018	34,000,000(4)	$268.64	$25	24.22(3)
Preferred Stock	December 31, 2018 (unaudited)	59,000,000(5)	$171.00	$25	$24.15
(1) Asset coverage per unit is the ratio of the carrying value of Priority’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, in relation to the aggregate amount of senior securities representing indebtedness.
(2) The involuntary liquidating preference per unit is the amount to which a share of Preferred Stock would be entitled in preference to any security junior to it upon Priority’s involuntary liquidation.
(3) The average market value is the settlement price as of June 29, 2018. There were no settled preferred shares outstanding prior to June 29, 2018.
(4) Does not include the issuance by Priority of $25,000,000 aggregate principal amount of the Series B Term Preferred Stock, which was issued in October and November 2018 or the $40,250,000 aggregate principal amount of Series C Term Preferred Stock issued in February and March 2019. For additional information on the Series Preferred Stock of Priority, see “Description of Capital Stock of Priority Income Fund, Inc.—Preferred Stock.”
(5) Does not include the issuance by Priority of $40,250,000 aggregate principal amount of the Series C Term Preferred Stock, which was issued in February and March 2019. For additional information on the Series Preferred Stock of Priority, see “Description of Capital Stock of Priority Income Fund, Inc.—Preferred Stock.”

MANAGEMENT OF PRIORITY INCOME FUND, INC.
Pursuant to its charter and bylaws, Priority’s business and affairs are managed under the direction of the Priority Board. The responsibilities of the Priority Board include, among others, the oversight of its investment activities, the quarterly valuation of its assets, oversight of its financing arrangements and corporate governance activities. The Priority Board currently has an audit committee and a nominating and corporate governance committee and may establish additional committees from time to time as necessary. Each director will serve until the expiration of such director’s term and until his or her successor is duly elected. Although the number of directors may be increased or decreased, a decrease will not have the effect of shortening the term of any incumbent director. Any director may resign at any time and may be removed only for cause by the stockholders upon the affirmative vote of at least two-thirds of all the votes entitled to be cast generally in the election of directors.
Any vacancy on the Priority Board for any cause other than an increase in the number of directors may be filled by a majority of the remaining directors, even if such majority is less than a quorum. Any vacancy on the Priority Board created by an increase in the number of directors may be filled by a majority vote of the entire Board.
Board of Directors and Executive Officers
The Priority Board consists of five members, three of whom are not “interested persons” of Priority or the Priority Adviser, as defined in Section 2(a)(19) of the 1940 Act. Priority refers to these individuals as its independent directors. Members of the Priority Board have been divided into three staggered classes, with directors in each class elected to hold office for a term expiring at the annual meeting of Priority’s stockholders held in the third year following their election and until their successors are duly elected and qualify. The terms of the Class I directors, Class II directors and Class III directors will expire at the annual meeting of its stockholders held in 2019, 2020 and 2021, respectively, and in each case, those directors will serve until their successors are elected and qualify. Upon expiration of their current terms, directors of each class will be elected to serve for terms expiring at the annual meeting of Priority’s stockholders held in the third year following their election and until their successors are duly elected and qualify and each year one class of directors will be elected by Priority’s stockholders. Priority is prohibited from making loans or extending credit, directly or indirectly, to its directors or executive officers under section 402 of the Sarbanes-Oxley Act.
Directors
Information regarding the Priority Board is set forth below. Priority has divided the directors into two groups—interested directors and independent directors. The address for each director is c/o Priority Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.
Interested Directors
The following directors are “interested persons” as defined in the 1940 Act.

Name and Age	Position(s) Held with Priority	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Directorships Held by Director During Past 5 Years
Robert F. Muller Jr., (2) 56	Director	Class II Director since December 2017; Term expires 2020	Chief Executive Officer of Provasi Capital Partners LP and other senior executive positions at Stratera.	2	Pathway Capital Opportunity Fund, Inc.
M. Grier Eliasek, 45	Director, Chairman of the Board, Chief Executive Officer and President	Class III Director since July 2012; Term expires 2021	President and Chief Operating Officer of our Adviser, President and Chief Operating Officer of Prospect Capital Corporation, Managing Director of Prospect Capital Management and Prospect Administration.	3	Prospect Capital Corporation and Pathway Capital Opportunity Fund, Inc.

Independent Directors
The following directors are not “interested persons” as defined in the 1940 Act.

Name and Age	Position(s) Held with Priority	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Eugene S. Stark, 60	Director	Class I Director since October 2012; Term expires 2019	Principal Financial Officer, Chief Compliance Officer and Vice President—Administration of General American Investors Company, Inc. from May 2005 to present.	3	Prospect Capital Corporation and Pathway Capital Opportunity Fund, Inc.
William J. Gremp, 75	Director	Class II Director since October 2012; Term expires 2020	Mr. Gremp has been responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. from 1999 - present.	3	Prospect Capital Corporation and Pathway Capital Opportunity Fund, Inc.
Andrew C. Cooper,(2) 56	Director	Class III Director since October 2012; Term expires 2021	Mr. Cooper is an entrepreneur, who over the last 15 years has founded, built, run and sold three companies. He is Co-Chief Executive Officer of Unison Energy, LLC, a company that develops, owns and operates distributed combined heat and power co-generation solutions.	3	Prospect Capital Corporation and Pathway Capital Opportunity Fund, Inc.
(1)The Fund Complex consists of Priority, Prospect Capital Corporation and Pathway Capital Opportunity Fund, Inc.
(2)Designated as a preferred stock director.
Director Qualifications
The Priority Board believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Priority Board to operate effectively in governing Priority and protecting the interests of its stockholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by the Priority Board.
M. Grier Eliasek
Mr. Eliasek has been the Chairman of the Priority Board and its Chief Executive Officer and President since inception. Mr. Eliasek also currently serves as President and Chief Operating Officer of the Priority Adviser, as a Managing Director of its Administrator, as President, Co-Founder and Chief Operating Officer of Prospect Capital Corporation, as President and Chief Operating Officer of Pathway Capital Opportunity Management, LLC and Chairman of the Board of Directors, Chief Executive Officer and President of Pathway Capital Opportunity Fund, Inc. He also serves on the Board of Directors for Prospect Capital Corporation and leads each of Prospect Capital Management’s investment committees in the origination, selection, monitoring and portfolio management of investments. Prior to joining Prospect Capital Management in 2004, Mr. Eliasek served as a Managing Director with Prospect Street Ventures, an investment management firm which, together with its predecessors, invested in various investment strategies through publicly traded closed-end funds and private limited partnerships. Prior to joining Prospect Street Ventures, Mr. Eliasek served as a consultant with Bain & Company, a global strategy consulting firm. Mr. Eliasek received his MBA from Harvard Business School and his Bachelor of Science degree in Chemical Engineering with Highest Distinction from the University of Virginia, where he was a Jefferson Scholar and a Rodman Scholar.
Mr. Eliasek brings to Priority’s Board of Directors business leadership and experience and knowledge of Target Securities, other debt, private equity and venture capital investments and, as well, a knowledge of diverse management practices. His depth of experience in managerial positions in investment management, securities research and financial services, as well as his extensive knowledge of its business and operations, provides the Priority Board valuable industry-specific knowledge and expertise on these and other matters. Mr. Eliasek’s service as Chairman of the Board of Directors, Chief Executive Officer and President of Priority, as Chief Operating Officer and President of the Priority Adviser and as a Managing Director of Prospect Capital Management and Prospect Administration provide him with a specific understanding of Priority, its operations, and the business and regulatory issues facing Priority.
Robert F. Muller Jr.
Mr. Muller has served as the chief executive officer of Provasi Capital Partners LP, an affiliate of the Priority Adviser, since September 2011. Mr. Muller also holds similar senior executive positions at Stratera. Additionally, until September 2017, Mr. Muller served on the board of trustees of the Investment Program Association, the trade association of the direct investment industry. Mr. Muller also serves on the Advisory Council for the Herb Kelleher Center for Entrepreneurship, Growth and Renewal at the McCombs School of Business at the University of Texas at Austin. Prior to joining Provasi Capital Partners, from August 2010 through September 2011 Mr. Muller was a managing director and partner at Kiski Group, LLC, where he was responsible for sourcing capital for institutional investment managers in the alternative investment space. From July 2003 through August 2010, Mr. Muller was employed by Hines Real Estate Investments, Inc. During his tenure at Hines, he was president of Hines Real Estate Securities and also served as a member of the board. Mr. Muller was also a vice president of Hines Advisors LP, which manages the Hines REIT and Hines Global REIT.  Prior to joining Hines, from August 2001 through July 2003 Mr. Muller was the national director of sales for Morgan Stanley’s Investment Management Group in New York. Prior to that role, from September 1991 to August 2001 Mr. Muller was the executive director of Van Kampen Investments, a subsidiary of Morgan Stanley, in Chicago. He began his career working as a corporate controller and financial advisor.  Mr. Muller is a graduate of the University of Texas at Austin, where he earned a Bachelor of Business Administration degree in Accounting. He also holds FINRA Series 7, 24 and 63 securities licenses.
Andrew C. Cooper
Mr. Cooper’s over 30 years of experience in venture capital management, venture capital investing and investment banking provides the Priority Board with a wealth of leadership, business investing and financial experience. Mr. Cooper’s experience as the co-founder, Co-CEO, and director of Unison Energy, a co-generation company that engineers, installs, owns, and operates cogeneration facilities as well as the former co-CEO of Unison Site Management LLC, a leading cellular site owner with over 4,000 cell sites under management, and as co-founder, former CFO and VP of business development for Avesta Technologies, an enterprise, information and technology management software company bought by Visual Networks in 2000, provides the Priority Board with the benefit of leadership and experience in finance and business management. Further, Mr. Cooper’s time as a director of CSG Systems, Protection One Alarm, LionBridge Technologies Weblink Wireless, Aquatic Energy and the Madison Square Boys and Girls Club of New York provides the Priority Board with a wealth of experience and an in-depth understanding of management practices. Mr. Cooper’s knowledge of financial and accounting matters qualifies him to serve on Priority’s audit committee and his independence from Priority, the Priority Adviser and Prospect Administration enhances his service as a member of the nominating and corporate governance committee.
William J. Gremp
Mr. Gremp brings to the Priority Board a broad and diverse knowledge of business and finance as a result of his career as an investment banker, spanning over 40 years working in corporate finance and originating and executing transactions and advisory assignments for energy and utility related clients. Since 1999, Mr. Gremp has been responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. From 1996 to 1999, he served at Wachovia as senior vice president, managing director and co-founder of the utilities and energy investment banking group, responsible for origination, structuring, negotiation and successful completion of transactions utilizing investment banking, capital markets and traditional commercial banking products. From 1989 to 1996, Mr. Gremp was the managing director of global power and project finance at JPMorgan Chase & Co., and from 1970 to 1989, Mr. Gremp was with Merrill Lynch & Co., starting out as an associate in the mergers and acquisitions department, then in 1986 becoming the senior vice president, managing director and head of the regulated industries group. Mr. Gremp’s knowledge of financial and accounting matters qualifies him to serve on Priority’s audit committee and his independence from Priority, the Priority Adviser and Prospect Administration enhances his service as a member of the nominating and corporate governance committee.
Eugene S. Stark
Mr. Stark brings to the Priority Board over 20 years of experience in directing the financial and administrative functions of investment management organizations. The Priority Board benefits from his broad experience in financial management; SEC reporting and compliance; strategic and financial planning; expense, capital and risk management; fund administration; due diligence; acquisition analysis; and integration activities. Since May 2005, Mr. Stark’s position as the Principal Financial Officer, Chief Compliance Officer and Vice President of Administration at General American Investors Company, Inc., where he is responsible for operations, compliance, and financial functions, allows him to provide the Priority Board with added insight into the management practices of other financial companies. From January to April of 2005, Mr. Stark was the Chief Financial Officer of Prospect Capital Corporation, prior to which he worked at Prudential Financial, Inc. between 1987 and 2004. His many positions within Prudential include 10 years as Vice President and Fund Treasurer of Prudential Mutual Funds, four years as Senior Vice President of Finance of Prudential Investments, and two years as Senior Vice President of Finance of Prudential Annuities. Mr. Stark is also a Certified Public Accountant (inactive status). Mr. Stark’s knowledge of financial and accounting matters qualifies him to serve on Priority’s Audit Committee and his independence from Priority, the Priority Adviser and Prospect Administration enhances his service as a member of the nominating and corporate governance committee.
Information about Priority’s Executive Officers Who are Not Directors

Name, Address and Age	Position(s) Held with Priority	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Michael D. Cohen, 44	Executive Vice President	Executive Vice President since July 2012
Mr. Cohen is also the Executive Vice President of Pathway Capital Opportunity Fund Management and Pathway Capital Opportunity Fund, is the President of Vertical Capital Income Fund since July 2015, and has served in numerous executive roles with other entities affiliated with Stratera Holdings since 2005.

Kristin Van Dask, 39	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary since April 2018
Ms. Van Dask has been the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of Priority since April 2018. Ms. Van Dask previously served as controller at Prospect Administration LLC. Ms. Van Dask is also the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of the Priority Adviser, Pathway Capital Opportunity Fund Management, Pathway Capital Opportunity Fund and Prospect Capital Corporation.

Mr. Cohen has served as its Executive Vice President since inception. Mr. Cohen also serves as Executive Vice President of a number of other entities affiliated with Stratera Holdings, as well as the President of Vertical Capital Income Fund and as a member of the board of directors of Behringer Harvard Opportunity REIT I, Inc. and Lightstone Value Plus Real Estate Investment Trust V, Inc., investment programs sponsored by Stratera Holdings. Mr. Cohen is also a member of the Board of Managers and Chief Executive Officer and President of Stratera Holdings. Mr. Cohen works closely with Priority’s dealer manager to develop institutional investments and manage relationships with Priority’s institutional investors. In addition, he serves as Executive Vice President of Pathway Capital Opportunity Fund Management and Pathway Capital Opportunity Fund. Mr. Cohen joined Stratera Holdings in 2005 from Crow Holdings, the investment office of the Trammell Crow Company, where he concentrated on the acquisition and management of the firm’s office, retail, and hospitality assets. Mr. Cohen began his career in 1997 at predecessor companies to Stratera Holdings. He received a Bachelor of Business Administration degree from the University of the Pacific in Stockton, California, and a Master’s degree in Business and Finance from Texas Christian University in Fort Worth, Texas. He is a member of the Association of Foreign Investors in Real Estate.
Ms. Van Dask has 17 years of experience in finance, accounting, and financial reporting, including with business development company, closed-end fund, securitization, corporate, private partnership, and other structures. Prior to joining the accounting department of Prospect Administration LLC, Ms. Van Dask served in the Structured Finance Division of GSC Group LLC, a registered investment adviser specializing in credit-based alternative investment strategies. Ms. Van Dask was an Accounting Manager responsible for the accounting and financial reporting of private equity and hedge funds invested in a diverse series of leveraged structured credit instruments. From 2002 to 2007, Ms. Van Dask held various positions within the Assurance practice of Ernst & Young LLP, working on a variety of privately held and publicly traded clients, private equity funds, management companies, and investment advisory partnerships. She was responsible for the supervision of financial statement audits for funds with portfolios ranging up to $10 billion and a publicly traded company with manufacturing revenues of over $8 billion. In 2001, Ms. Van Dask began her public accounting career at Arthur Andersen LLP. Ms. Van Dask holds a BS magna cum laude from Towson University and is a Certified Public Accountant in the state of New York.
The address for Priority’s executive officers is c/o Priority Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.
Director Independence
The Priority Board annually determines each director’s independence. Priority does not consider a director independent unless the Priority Board has determined that he or she has no material relationship with it. Priority monitor the relationships of its directors and officers through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.
In order to evaluate the materiality of any such relationship, the Priority Board uses the definition of director independence set forth in the rules promulgated by the NASDAQ Stock Market. Rule 5605(a)(2) provides that a director, shall be considered to be independent if he or she is not an “interested person” of Priority, as defined in Section 2(a)(19) of the 1940 Act.
The Priority Board has determined that each of the directors is independent and has no relationship with Priority, except as a director and stockholder, with the exception of Mr. Eliasek, as a result of his position as President and Chief Executive Officer of Priority and President and Chief Operating Officer of the Priority Adviser, and his executive positions at certain affiliates of the Priority Adviser, and Mr. Aisner, as a result of his executive positions at certain affiliates of its the Priority Adviser.
Board Leadership Structure
The Priority Board monitors and performs an oversight role with respect to Priority’s business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and its services and expenses and performance of its service providers. Among other things, the Priority Board approves the appointment of Priority’s investment adviser and executive officers, reviews and monitors the services and activities performed by its investment adviser and executive officers and approves the engagement, and reviews the performance of, its independent registered public accounting firm.
Under Priority’s bylaws, the Priority Board may designate a Chairman to preside over the meetings of the Priority Board and to perform such other duties as may be assigned to him by the Priority Board. Priority does not have a fixed policy as to whether the Chairman of the Priority Board should be an independent director and believes that Priority should maintain the flexibility to select the Chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of Priority and its stockholders at such times.
Presently, Mr. Eliasek serves as the Chairman of the Priority Board. Mr. Eliasek is an “interested person” of Priority as described above. Priority believes that Mr. Eliasek’s history with Priority, familiarity with its investment platform, and extensive knowledge of the financial services industry, and the investment valuation process, in particular, qualify him to serve as the Chairman of the Priority Board. Priority believes that Priority is best served through this existing leadership structure, as Mr. Eliasek’s relationship with the Priority Adviser provides an effective bridge and encourages an open dialogue between management and the Priority Board, helping these groups act with a common purpose.

The Priority Board does not currently have a designated lead independent director. Priority is aware of the potential conflicts that may arise when a non-independent director is Chairman of the Priority Board, but believes that these potential conflicts are offset by its strong corporate governance policies. Priority’s corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of audit and nominating and corporate governance committees comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering its compliance policies and procedures.
Priority recognizes that different board leadership structures are appropriate for companies in different situations. Priority re-examines its corporate governance policies on an ongoing basis to ensure that they continue to meet its needs.
Board’s Role in Risk Oversight
The Priority Board performs its risk oversight function primarily through (i) its two standing committees, which report to the entire Priority Board and are comprised solely of independent directors, and (ii) active monitoring of its chief compliance officer and its compliance policies and procedures.
As described below in more detail under “Committees of the Board of Directors,” Priority’s audit committee and its nominating and corporate governance committee assist the Priority Board in fulfilling its risk oversight responsibilities. Priority’s audit committee’s risk oversight responsibilities include establishing guidelines and making recommendations to its Board of Directors regarding the valuation of its investments, overseeing its accounting and financial reporting processes, its systems of internal controls regarding finance and accounting, and audits of its financial statements. Priority’s nominating and corporate governance committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by its stockholders, developing and recommending to the Priority Board a set of corporate governance principles and overseeing the evaluation of the Priority Board and its management.
The Priority Board also performs its risk oversight responsibilities with the assistance of Priority’s chief compliance officer. The Priority Board reviews annually a written report from Priority’s chief compliance officer discussing the adequacy and effectiveness of its compliance policies and procedures and its service providers. Priority’s chief compliance officer’s annual report addresses at a minimum (i) the operation of its compliance policies and procedures and its service providers since the last report; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of its chief compliance officer’s annual review; and (iv) any compliance matter that has occurred since the date of the last report about which the Priority Board would reasonably need to know to oversee its compliance activities and risks. In addition, Priority’s chief compliance officer meets separately in executive session with the independent directors at least quarterly.
Priority believes that the Priority Board’s role in risk oversight is effective and appropriate given the extensive regulation to which Priority is already subject as a registered closed-end management investment company. As a registered closed-end management investment company, Priority is required to comply with certain regulatory requirements that control the levels of risk in its business and operations. For example, Priority’s ability to incur indebtedness is limited such that its asset coverage must equal at least 300% immediately after each time it incurs indebtedness and Priority is limited in its ability to invest in any company in which one of its affiliates currently has an investment.
Priority recognizes that different board roles in risk oversight are appropriate for companies in different situations. Priority will re-examine the manner in which the Priority Board administers its oversight function on an ongoing basis to ensure that they continue to meet its needs.
Committees of the Priority Board
The Priority Board has the following committees:
Audit Committee
Priority’s audit committee is responsible for establishing guidelines and making recommendations to the Priority Board regarding the valuation of its senior secured loans and investments; selecting, engaging and discharging its independent accountants, reviewing the plans, scope and results of the audit engagement with its independent accountants; approving professional services provided by its independent accountants (including compensation therefore); reviewing the independence of its independent accountants and reviewing the adequacy of its internal controls over financial reporting. The members of its audit committee are Messrs. Cooper, Gremp and Stark, all of whom are independent. Mr. Stark serves as the Chairman of Priority’s audit committee and the Priority Board has determined that Mr. Stark is an “audit committee financial expert” as defined under SEC rules. Priority’s audit committee met 9 times during the fiscal year ended June 30, 2018.
Nominating and Corporate Governance Committee
Priority’s nominating and corporate governance committee selects and nominates directors for election by its stockholders, selects nominees to fill vacancies on the Priority Board or a committee thereof, develops and recommends to the Priority Board a set of corporate governance principles and oversees the evaluation of the Priority Board and its management. The committee is composed of Messrs. Cooper, Gremp and Stark. Mr. Gremp serves as Chairman of its nominating and corporate governance committee.
Priority’s nominating and corporate governance committee does not currently have a written policy with regard to nominees recommended by its stockholders. The absence of such a policy does not mean, however, that a stockholder recommendation will not be considered if one is received.
Priority’s nominating and corporate governance committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with its bylaws and any applicable law, rule or regulation regarding director nominations. When submitting a nomination for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of its securities owned, if any; and, a written consent of the individual to stand for election if nominated by the Priority Board and to serve if elected by its stockholders.
In evaluating director nominees, the members of Priority’s nominating and corporate governance committee consider the following factors:

•	the appropriate size and composition of the Priority Board;

•	whether or not the person is an “interested person” with respect to it as defined in Section 2(a)(19) of the 1940 Act;

•	Priority’s needs with respect to the particular talents and experience of its directors;

•	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Priority Board;

•	familiarity with national and international business matters;

•	experience with accounting rules and practices;

•	appreciation of the relationship of Priority’s business to the changing needs of society;

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and

•	all applicable laws, rules, regulations, and listing standards.
Priority’s nominating and corporate governance committee’s goal is to assemble a Board of Directors that brings to it a variety of perspectives and skills derived from high quality business and professional experience.
Other than the foregoing there are no stated minimum criteria for director nominees, although the members of Priority’s nominating and corporate governance committee may consider such other factors as they may deem are in the best interests of Priority and its stockholders. Priority’s nominating and corporate governance committee also believes it appropriate for certain key members of Priority’s management to participate as members of the Priority Board.
The members of Priority’s nominating and corporate governance committee identify nominees by first evaluating the current members of the Priority Board willing to continue in service. Current members of the Priority Board with skills and experience that are relevant to its business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Priority Board with that of obtaining a new perspective. If any member of the Priority Board does not wish to continue in service or if the

Priority Board decides not to re-nominate a member for re-election, the independent members of the Priority Board identify the desired skills and experience of a new nominee in light of the criteria above. The entire Priority Board is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. The Priority Board and its nominating and corporate governance committee have not engaged any third parties to identify or evaluate or assist them in identifying potential nominees, although each reserves the right in the future to retain a third party search firm, if necessary.
Priority’s nominating and corporate governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, its nominating and corporate governance committee considers and discusses diversity, among other factors, with a view toward the needs of the Priority Board as a whole. Priority’s nominating and corporate governance committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Priority Board, when identifying and recommending director nominees. Priority’s nominating and corporate governance committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with its nominating and corporate governance committee’s goal of creating a Board of Directors that best serves its needs and the interest of its stockholders. Priority’s nominating and corporate governance committee met 1 time during the fiscal year ended June 30, 2018.
Compensation of Directors
Priority’s directors who do not also serve in an executive officer capacity for Priority or the Priority Adviser are entitled to receive annual cash retainer fees, determined based on Priority’s net asset value as of the end of each fiscal quarter. These directors are Messrs. Cooper, Gremp and Stark. The directors began receiving compensation on September 9, 2015, when Priority reached $100,000,000 of net asset value. Prior to that time, the directors were not compensated. Amounts payable under the arrangement will be determined and paid quarterly in arrears as follows:

Net Asset Value	Annual Cash Retainer
$0 million - $100 million	$—
$100 million - $300 million	$35,000
$300 million - $500 million	$50,000
$500 million - $1 billion	$75,000
>$1 billion	$100,000

The following table sets forth compensation of its directors for the year ended June 30, 2018.

Name	Fees Earned(1)	All Other Compensation(2)	Total	Total Compensation in Fund Complex
Interested Directors
M. Grier Eliasek	$—	$—	$—
Robert S. Aisner(3)	—	—	—
Robert F. Muller Jr.(4)	—	—	—
Independent Directors
Andrew C. Cooper	46,250	—	46,250	$196,250
William J. Gremp	46,250	—	46,250	$196,250
Eugene S. Stark	46,250	—	46,250	$196,250
	Total director compensation		$138,750	$588,750
(1)For a discussion of the independent directors’ compensation, see below.
(2)Priority does not maintain a stock or option plan, non-equity incentive plan or pension plan for its directors.
(3)Effective December 12, 2017, Mr. Aisner departed the Priority Board and did not stand for election at Priority’s 2017 Annual Meeting of Shareholders.
(4)Effective December 12, 2017, shareholders elected Mr. Muller as a director of Priority at its 2017 Annual Meeting of stockholders.

Priority will also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with its policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.
Priority does not pay compensation to its directors who also serve in an executive officer capacity for Priority or the Priority Adviser.
Compensation of Executive Officers
Priority’s executive officers will not receive any direct compensation from Priority. Priority does not currently have any employees and does not expect to have any employees. Services necessary for Priority’s business are provided by individuals who are employees of Prospect Capital Management, Prospect Administration or Stratera Holdings or by individuals who were contracted by such entities to work on behalf of Priority pursuant to the terms of the Priority Investment Advisory Agreement, Administration Agreement and Investor Services Agreement. Each of Priority’s executive officers is an employee of the Priority Adviser, Prospect Capital Management, Prospect Administration, Stratera Holdings or an outside contractor, and the day-to-day investment operations and administration of Priority’s portfolio are managed by the Priority Adviser. In addition, Priority reimburses Prospect Administration for its allocable portion of expenses incurred by Prospect Administration, as applicable, in performing its obligations under the Administration Agreement, including the allocable portion of the cost of Priority’s chief financial officer, chief compliance officer, treasurer and secretary and other administrative support personnel under the Administration Agreement.
The Priority Investment Advisory Agreement provides that the Priority Adviser and its officers, directors, controlling persons and any other person or entity affiliated with it acting as Priority’s agent shall be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by the Priority Adviser or such other person, and the Priority Adviser and such other person shall be held harmless for any loss or liability suffered by Priority if (i) the Priority Adviser has determined, in good faith, that the course of conduct which caused the loss or liability was in Priority’s best interests, (ii) the Priority Adviser or such other person was acting on behalf of or performing services for Priority, (iii) the liability or loss suffered was not the result of negligence or misconduct by the Priority Adviser or an affiliate thereof acting as Priority’s agent, and (iv) the indemnification or agreement to hold the Priority Adviser or such other person harmless is only recoverable out of its net assets and not from Priority’s stockholders.
Control Persons
The share ownership position in Priority of the Priority Adviser represents less than 1% of its outstanding common stock.
Portfolio Management
The management of Priority’s investment portfolio is the responsibility of the Priority Adviser and its professionals, which currently includes John F. Barry III, Chief Executive Officer of the Priority Adviser, M. Grier Eliasek, President and Chief Operating Officer of the Priority Adviser and Priority’s Chief Executive Officer and President, Michael D. Cohen, Priority’s Executive Vice President, and Kristin Van Dask, Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of the Priority Adviser and Priority’s Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary, as well as Nishil Mehta, Colin McGinnis and John W. Kneisley. For more information regarding the business experience of Messrs. Eliasek and Cohen and Ms. Van Dask, see “Management—Board of Directors and Executive Officers,” and of Messrs. Barry, Mehta, McGinnis and Kneisley, see “—Investment Personnel” below. For information regarding Priority securities owned by the Priority Adviser’s professionals, see “Control Persons.” The Priority Adviser’s professionals are not employed by Priority, and will receive no compensation from Priority in connection with their portfolio management activities.
Priority’s executive officers, certain of its directors and certain finance professionals of the Priority Adviser are also officers, directors, managers, and/or key professionals of other Prospect Capital Management, Prospect Administration, and/or Stratera Holdings entities and Prospect Capital Corporation. These persons have legal obligations with respect to those entities that are similar to their obligations to Priority. In the future, these persons and other affiliates of Prospect Capital Management or Stratera Holdings may organize other investment programs and acquire for their own account investments that may be suitable for Priority. In addition, Prospect Capital

Management or Stratera Holdings may grant equity interests in the Priority Adviser to certain management personnel performing services for the Priority Adviser.
Set forth below is additional information regarding additional entities that are managed by the professionals of the Priority Adviser:

Name	Entity	Investment Focus	Gross Assets(1)
Prospect Capital Corporation(2)	Business Development Company	Investments in senior secured loans, subordinated debt, unsecured debt, Target Securities and equity of a broad portfolio of U.S. companies	$6.0 billion
Pathway Capital Opportunity Fund, Inc.	Non-traded closed-end Registered Investment Company	Investments in securities of companies that operate primarily in energy and related infrastructure and industrial sectors.	$9.3 million
_______________________________________________________________________________

(1)	Gross assets are calculated as of December 31, 2018 for Prospect Capital Corporation and March 14, 2019 for Pathway Capital Opportunity Fund, Inc.

(2)	Mr. Cohen is not involved in the management of this entity.

Investment Personnel
Messrs. Barry, Eliasek and Cohen and Ms. Van Dask are assisted by Nishil Mehta, Colin McGinnis and John W. Kneisley who serve as Managing Director, Vice President and Managing Director, respectively, for the Priority Adviser.
Information regarding Messrs. Barry, Mehta, McGinnis and Kneisley is set forth below.
John F. Barry III is the Chief Executive Officer of the Priority Adviser with over 35 years of experience as a lawyer, investment banker, venture capitalist and private equity investor, and his service on various boards of directors. In addition to overseeing the Priority Adviser and Prospect Capital Corporation, Mr. Barry has served on the boards of directors of private and public companies, including financial services, financial technology and energy companies. Mr. Barry managed the Corporate Finance Department of L.F. Rothschild & Company from 1988 to 1989, focusing on private equity and debt financing for energy and other companies, and was a founding member of the project finance group at Merrill Lynch & Co. Priority also benefits from Mr. Barry’s experience prior to Merrill Lynch working as a corporate securities lawyer from 1979 to 1983 at Davis Polk & Wardwell, advising energy and finance companies and their commercial and investment bankers. Prior to Davis Polk & Wardwell, Mr. Barry served as Law Clerk to Judge J. Edward Lumbard, formerly Chief Judge of the United States Court of Appeals for the Second Circuit. Mr. Barry’s service as Chief Executive Officer of the Priority Adviser, as Chairman and Chief Executive Officer of Prospect Capital Corporation, as President and Secretary of Prospect Capital Management and as President, Secretary and Managing Director of Prospect Administration provides him with a continuously updated understanding of investment companies, their operations, and the business and regulatory issues facing Priority. Mr. Barry earned his J.D. cum laude from Harvard Law School, where he was an officer of the Harvard Law Review, and his Bachelor of Arts magna cum laude from Princeton University, where he was a University Scholar.
Nishil Mehta is a Managing Director of the Priority Adviser with 15 years of finance industry experience. Mr. Mehta is responsible for originating, executing, and managing its investments in CLOs and, along with Mr. McGinnis, manages its relationships with CLO collateral managers and CLO underwriters. Mr. Mehta serves a similar role at Prospect Capital Management where he manages capital-raising for Prospect Capital Corporation and critical relationships with Prospect Capital Corporation’s investors, lenders, investment banks, and rating agencies. From 2009 to 2010, Mr. Mehta worked at CIT Asset Management, where he served as one of four credit analysts managing a portfolio of middle-market and broadly syndicated leveraged loans funded through CLOs. From 2003 to 2008, Mr. Mehta worked at Wachovia Securities, where he raised and managed structured debt, including for CLOs, for U.S. and European collateral managers. Mr. Mehta also originated and purchased leveraged loans for the purpose of building and managing Wachovia’s CLO portfolios. Mr. Mehta holds a BBA with honors from the Goizueta Business School at Emory University.
Colin McGinnis is a Vice President of the Priority Adviser with 11 years of finance industry experience. Mr. McGinnis is responsible for originating, executing, and managing its investments in CLOs and, along with Mr. Mehta, manages its relationships with CLO collateral managers and CLO underwriters. Mr. McGinnis serves a similar role at Prospect Capital Management where he assists in originating, executing and managing investments in a variety of industries, including investments in CLOs. From 2011 to 2012, Mr. McGinnis worked as an Associate at Credit Suisse, where he originated and executed leveraged finance, IPO and M&A transactions. From 2005 to 2009, Mr. McGinnis worked as a Credit Analyst and Associate at Barclays Capital, where he underwrote, invested in and restructured CDO and CLO, leveraged finance and commercial real estate transactions for corporations and financial sponsors. He also managed a portfolio of performing and non-performing loans financed through total return swaps with hedge fund counterparts. Mr. McGinnis holds an MBA with honors and a BS in Economics, magna cum laude from the Wharton School of the University of Pennsylvania. He also holds the CFA designation.
John W. Kneisley is a Managing Director of the Priority Adviser with 27 years of finance industry experience. Mr. Kneisley is part of the senior management team overseeing investment approval, portfolio management, growth initiatives, and other management functions. Mr. Kneisley serves a similar role at Prospect Capital Management. From 2006 to 2011, Mr. Kneisley was a senior member of the private investment group at Silver Point Capital, a credit-oriented hedge fund. At Silver Point Capital, Mr. Kneisley was responsible for portfolio management, origination, and execution of senior secured loans and certain control investments. Mr. Kneisley also managed Silver Point’s five CLOs. From 1991 through 2006, Mr. Kneisley worked at Goldman, Sachs & Co., most recently as a Managing Director in the Leveraged Finance group where he was responsible for originating, structuring and executing senior secured loans, high yield bonds, bridge loans and acquisition financings for corporate and sponsor clients. Mr. Kneisley holds a BA summa cum laude from DePauw University, where he was a member of Phi Beta Kappa.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
OF PRIORITY INCOME FUND, INC.
Priority has entered into the Priority Investment Advisory Agreement with the Priority Adviser. Pursuant to the Priority Investment Advisory Agreement, Priority will pay to the Priority Adviser a base management fee and an incentive fee and will reimburse the Priority Adviser for routine non-compensation overhead expenses, such as expenses incurred by Prospect Administration or it in connection with administering Priority’s business, including expenses incurred by Prospect Administration in performing administrative services for Priority, and the reimbursement of the compensation of its Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary and other administrative personnel paid by Prospect Administration, subject to the limitations included in the Administration Agreement, and other expenses. See “Priority Investment Advisory Agreement” for a description of how the fees payable to the Priority Adviser will be determined.
Priority has also entered into an Administration Agreement with Prospect Administration. Pursuant to the Administration Agreement, Priority will reimburse Prospect Administration for administrative services provided to Priority and its allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement. See “Administration Agreement” for a description of Priority’s reimbursement obligation to Prospect Administration. In addition, certain personnel of Prospect Capital Management will be made available to the Priority Adviser to assist it in managing Priority’s portfolio and operations, provided that they are supervised at all times by the Priority Adviser’s management team. Priority has also entered into an Investor Services Agreement under which Priority has agreed to reimburse Destra for providing investor relations support and related back-office services with respect to its investors.
Certain of the executive officers, directors and finance professionals of Prospect Capital Management and Prospect Administration who perform services for Priority on behalf of the Priority Adviser are also officers, directors, managers, and/or key professionals of other Prospect Capital Management entities (including Prospect Capital Corporation and Pathway). These persons have legal obligations with respect to those entities that are similar to their obligations to Priority. In the future, these persons and other affiliates of Prospect Capital Management may organize other investment programs and acquire for their own account investments that may be suitable for Priority. In addition, Prospect Capital Management may grant equity interests in the Priority Adviser to certain management personnel performing services for the Priority Adviser.
Prior to the occurrence of a liquidity event, all transactions with affiliates of Priority shall be on terms no less favorable than could be obtained from an unaffiliated third party and must be approved by a majority of its directors, including a majority of its independent directors.
Priority entered into a license agreement with the Priority Adviser, pursuant to which the Priority Adviser granted it a nonexclusive, royalty free license to use the name “Priority Income Fund, Inc.” Under this agreement, Priority has a right to use such name for so long as the Priority Adviser remains its investment adviser. Other than with respect to this limited license, Priority has no legal right to its name.
The Priority Adviser has funded offering and organization costs in the amount of approximately $4.78 million as of December 31, 2018. The Priority Adviser will be entitled to receive up to 5% of the gross proceeds raised from outside investors until all offering and organization costs funded by the Priority Adviser or its affiliates have been recovered. On January 8, 2014, the Priority Adviser agreed to reduce such reimbursement and accept a maximum of 2.0% of the aggregate gross proceeds of the offering of Priority’s securities until all of the organization and offering expenses incurred and/or paid by the Priority Adviser have been recovered.
Allocation of the Priority Adviser’s Time
Priority relies, in part, on the Priority Adviser to manage its day-to-day activities and to implement its investment strategy. The Priority Adviser and certain of its affiliates are currently, and plan in the future to continue to be, involved with activities which are unrelated to Priority. As a result of these activities, the Priority Adviser, its personnel and certain of its affiliates will have conflicts of interest in allocating their time between Priority and other activities in which they are or may become involved, including, but not limited to, the management of Prospect Capital Management, Prospect Administration, Prospect Capital Corporation and Pathway. The Priority Adviser and its personnel will devote only as much of its and their time to Priority’s business as the Priority Adviser and its personnel, in their judgment, determine is reasonably required, which may be substantially less than their full time.

Therefore, the Priority Adviser, its personnel and certain affiliates may experience conflicts of interest in allocating management time, services and functions among Priority and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to Priority.
Prospect Capital Management believes that the Priority Adviser’s professionals have sufficient time to fully discharge their responsibilities to Priority and to the other businesses in which they are involved. Priority believes that its affiliates and executive officers will devote the time required to manage its business and expects that the amount of time a particular executive officer or affiliate devotes to Priority will vary during the course of the year and depend on Priority’s business activities at the given time. It is difficult to predict specific amounts of time that an executive officer or affiliate will devote to Priority. Priority expects that its executive officers and affiliates will generally devote more time to programs raising and investing capital than to programs that have completed their offering stages, though from time to time each program will have its unique demands. Because many of the operational aspects of Prospect Capital Management-sponsored are very similar, there are significant efficiencies created by the same team of individuals at the Priority Adviser providing services to multiple programs. For example, the Priority Adviser has streamlined the structure for financial reporting, internal controls and investment approval processes for the programs.
Allocation of Investments
Certain professionals of the Priority Adviser are simultaneously providing advisory services to other affiliated entities, including Prospect Capital Management, which serves as the investment adviser to Prospect Capital Corporation and Pathway Capital Opportunity Fund Management, LLC, which serves as the investment adviser to Pathway. Prospect Capital Corporation is a publicly-traded business development company that focuses on generating current income and, to a lesser extent, long-term capital appreciation for stockholders, primarily by making investments in senior secured loans, subordinated debt, unsecured debt, Target Securities and equity of portfolio companies. Pathway is an externally managed, non-diversified, closed-end management investment company that invests primarily in in securities of companies that operate primarily in the energy and related infrastructure and industrial sector. As a result, Priority may compete with any such investment entity for the same investors and investment opportunities.
On February 10, 2014, Priority received an exemptive order from the SEC, which is referred to herein as the Order, that gave it the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Priority Adviser or certain affiliates, including Prospect Capital Corporation and Pathway Capital Opportunity Fund Management, LLC, which serves as the investment adviser to Pathway, subject to the conditions included therein.  Under the terms of the Order permitting Priority to co-invest with other funds managed by the Priority Adviser or its affiliates, a majority of Priority’s independent directors who have no financial interest in the transaction must make certain conclusions in connection with a co-investment transaction, including that (i) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to Priority and its stockholders and do not involve overreaching of Priority or its stockholders on the part of any person concerned and (ii) the transaction is consistent with the interests of Priority’s stockholders and is consistent with its investment objective and strategies. The Order also imposes reporting and record keeping requirements and limitations on transactional fees. In certain situations where co-investment with one or more funds managed by the Priority Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Priority Adviser or its affiliates will need to decide which client will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, Priority will be unable to invest in any issuer in which one or more funds managed by the Priority Adviser or its affiliates has previously invested.
Affiliates of the Priority Adviser have no obligation to make their originated investment opportunities available to the Priority Adviser or to Priority, and such opportunities may be provided to Prospect Capital Corporation or another affiliate of the Priority Adviser.
To mitigate the foregoing conflicts, the Priority Adviser and its affiliates will seek to allocate portfolio transactions on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments, the applicable investment programs and portfolio positions, the clients for which participation is appropriate and any other factors deemed appropriate.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS OF PRIORITY INCOME FUND, INC.
As of March 21, 2019, no person was deemed to control of Priority, as such term is defined in the 1940 Act. The following table sets forth, as of March 21, 2019, information with respect to the beneficial ownership of Priority shares by:

•	each person known to it to beneficially own more than 5% of the outstanding Priority shares;

•	each member of the Priority Board and each executive officer; and

•	all of the members of the Priority Board and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There are no Priority shares subject to options that are currently exercisable or exercisable within 60 days of the offering. Unless otherwise specified, the address of each beneficial owner is 10 East 40th Street, 42nd Floor, New York, New York 10016.

Shares Beneficially Owned
Name	Number of Shares of Common Stock	Number of Shares of Preferred Stock	Percentage(1)	Percentage assuming maximum amount is purchased
5% or Greater Stockholders:
None		—	—	—
Interested Directors:
M. Grier Eliasek	—	—	—	—
Robert F. Muller Jr.	—	—	—	—
Independent Directors:
Andrew C. Cooper	—	—	—	—
William J. Gremp	—	—	—	—
Eugene S. Stark	—	—	—	—
Executive Officers:		—
Michael D. Cohen	9,345	—	*	*
Kristin Van Dask	—	—	—	—
All officers and members of the Priority Board as a group (persons)	9,345	—	*	*
_______________________________________________________________________________

*	Less than 1%.

(1)	Based on a total of 27,074,659 shares of common stock outstanding and 3,970,000 of Preferred Stock on March 21, 2019.

The following table sets forth, as March 21, 2019, the dollar range of Priority’s equity securities that are beneficially owned by each member of the Priority Board, based on the current public offering price of Priority’s common stock of $15.19 per share (as of March 21, 2019, none of Priority’s directors owned shares of the Preferred Stock).

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)	Dollar Range of Equity Securities Beneficially Owned in Fund Complex
Interested Directors:
M. Grier Eliasek	None	Over $1,000,000
Robert F. Muller Jr.	None	None
Independent Directors:
Andrew C. Cooper	None	None
William J. Gremp	None	$50,001 - $100,000
Eugene S. Stark	None	$100,001 - $500,000
_______________________________________________________________________________

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)	The dollar range of equity securities beneficially owned are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

The following table sets forth, as of the date of this joint proxy statement/prospectus, the dollar range of Priority’s equity securities that are owned by each of the Priority Adviser professionals, based on the current public offering price of Priority’s Class R Common Stock of $15.19 per share (as of the date of this joint proxy statement/prospectus, none of Priority’s directors owned shares of the Preferred Stock).

Name of Professional	Dollar Range of Equity Securities(1)	Dollar Range of Equity Securities in Fund Complex
John F. Barry III(2)	$100,001 - $500,000	Over $1,000,000
Michael D. Cohen(3)	$50,001 - $100,000	$50,001 - $100,000
Kristin Van Dask	None	$100,001 - $500,000
Nishil Mehta	None	Over $1,000,000
Colin McGinnis	None	$100,001 - $500,000
John W. Kneisley	None	Over $1,000,000
_______________________________________________________________________________

(1)	The dollar ranges of equity securities are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

(2)	Mr. Barry may be deemed to share beneficial ownership with the Priority Adviser by virtue of his control of Prospect Capital Management, which owns 50% of the Priority Adviser.

(3)	These shares are owned in family trusts for which Mr. Cohen’s wife serves as co-trustee. Mr. Cohen disclaims beneficial ownership of such shares.

LIQUIDITY STRATEGY OF PRIORITY INCOME FUND, INC.
Priority intends to pursue a liquidity event for its stockholders, such as a public listing of its shares, immediately following the earlier of the expiration of the offering period for shares of its common stock and the completion of its common stock offering, subject to then-current market conditions. Priority expects that it may take up to three years after the expiration of the offering period or the completion of its common stock offering to complete a liquidity event. On May 30, 2017, the Priority Board approved an extension of its offering period until the earlier of (i) November 2, 2019, or (ii) the date upon which 150,000,000 shares have been sold in the course of the offering of the Priority’s shares, unless further extended by the Priority Board. Priority’s common stock offering will be complete when Priority has sold the maximum number of shares offered, or earlier in the event Priority determines in its sole discretion to cease offering additional shares for sale to investors. A liquidity event could include, among other things, (1) the sale of all or substantially all of Priority’s assets either on a complete portfolio basis or individually followed by a liquidation, (2) a listing of Priority’s shares on a national securities exchange or (3) a merger or another transaction approved by the Priority Board in which Priority’s stockholders will receive cash or shares of a publicly traded company. Priority refers to the aforementioned scenarios as “liquidity events.” While Priority’s intention is to pursue a liquidity event immediately following the earlier of the expiration of the offering period and the completion of the offering, the completion of a liquidity event is in the sole discretion of the Priority Board, and depending upon the event, may require stockholder approval, and there can be no assurance that a suitable transaction will be available or that market conditions will permit a liquidity event. As a result, there can be no assurance that Priority will complete a liquidity event within its proposed timeframe or at all. In making a determination of what type of liquidity event is in the best interest of its stockholders, the Priority Board, including its independent directors, may consider a variety of criteria, including, but not limited to, portfolio diversification, portfolio performance, Priority’s financial condition, potential access to capital as a listed company, market conditions for the sale of Priority’s assets or listing of its securities, internal management considerations and the potential for stockholder liquidity. If Priority determines to pursue a listing of its securities on a national securities exchange in the future, at that time Priority may consider either an internal or an external management structure.
Prior to the completion of a liquidity event, Priority’s share repurchase program may provide a limited opportunity for investors to have their Priority shares repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price that they paid for the Priority shares being repurchased. See “Share Repurchase Program of Priority Income Fund, Inc.” for a detailed description of Priority’s share repurchase program.

SHARE REPURCHASE PROGRAM OF PRIORITY INCOME FUND, INC.
Priority’s securities are not currently listed on any securities exchange, and it does not expect a public market for them to develop in the foreseeable future, if ever. Therefore, Priority stockholders should not expect to be able to sell their Priority shares promptly or at a desired price. No stockholder will have the right to require Priority to repurchase his, her or its Priority shares or any portion thereof. Because no public market will exist for Priority shares, and none is expected to develop, stockholders will not be able to liquidate their investment prior to Priority’s liquidation or other liquidity event, other than through Priority’s share repurchase program, or, in limited circumstances, as a result of transfers of Priority shares to other eligible investors.
To provide Priority’s stockholders with limited liquidity, Priority intends to continue to conduct quarterly tender offers pursuant to its share repurchase program. The first such tender offer commenced in May 2015 and the repurchase occurred in connection with Priority’s July 10, 2015 weekly closing. The following table reflects certain information regarding the tender offer Priority has conducted to date. Dollar amounts are presented in thousands, except share and per share data.

For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
For year ended June 30, 2018
June 30, 2017	July 31, 2017	213,636	79.39%	14.46	3,089,170
September 30, 2017	October 27, 2017	235,220	100.00%	14.10	3,316,611
December 31, 2017	January 26, 2018	272,534	91.22%	13.87	3,780,039
March 31, 2018	April 30, 2018	289,237	36.51%	13.78	3,985,681
Total for the year ended June 30, 2018		1,010,627			14,171,501

For six months ended December 31, 2018
June 30, 2018	July 27, 2018	306,581	62.16%	13.50	4,138,855
September 30, 2018	November 1, 2018	322,429	53.10%	13.24	4,269,044
Total for the six months ended December 31, 2018		629,010			$8,407,899

On December 13, 2018, Priority made an offer to purchase up to $4,228,041 in aggregate amount of Priority’s issued and outstanding common shares. The offer began on December 20, 2018 and expired at 12:00 Midnight, Eastern Time, on January 21, 2019, and a total of 442,448 shares were validly tendered and not withdrawn pursuant to the offer as of such date. In accordance with the terms of the offer, Priority purchased 323,491 shares at a purchase price of $13.07 per share for an aggregate purchase price of approximately $4,228,041. The purchase price per Share was equal to the net asset value per share as of January 18, 2019.

On a quarterly basis, Priority intends to offer to repurchase shares on such terms as may be determined by the Priority Board unless, in the judgment of the Priority Board, such repurchases would not be in Priority’s best interests or in the best interests of its stockholders, or would violate applicable law. In months in which Priority repurchases shares, it will conduct repurchases on the same date that it holds its first closing in such month for the sale of shares in its common stock offering. Priority will conduct such repurchase offers in accordance with the requirements of Regulation 14E and Rule 13e-4 under the Exchange Act and the 1940 Act. Any offer to repurchase shares will be conducted solely through tender offer materials mailed to each stockholder and is not being made through this joint proxy statement/prospectus.
The Priority Board also will consider the following factors, among others, in making its determination regarding whether to cause Priority to offer to repurchase shares and under what terms:

•	the effect of such repurchases on its qualification as a RIC (including the consequences of any necessary asset sales);

•	the liquidity of its assets (including fees and costs associated with disposing of assets);

•	its investment plans and working capital requirements;

•	the relative economies of scale with respect to its size;

•	its history in repurchasing shares or portions thereof; and

•	the condition of the securities markets.
Priority will limit the number of shares to be repurchased in any calendar year to 20% of the weighted average number of shares outstanding in the prior calendar year, or 5% in each quarter, though the actual number of shares that Priority offers to repurchase may be less in light of the limitations noted below. At the discretion of the Priority Board, Priority may use cash on hand, cash available from borrowings and cash from the sale of investments as of the end of the applicable period to repurchase shares. In addition, Priority intends to limit the number of shares to be repurchased during any calendar year to the number of shares Priority can repurchase with the proceeds that Priority would otherwise have to distribute if it had not issued Priority shares in lieu of making cash distributions pursuant to its distribution reinvestment plan. Priority offers to repurchase its shares at a price equal to the net asset value per share as of the date of repurchase.
If the amount of repurchase requests exceeds the number of shares that Priority seeks to repurchase, Priority will repurchase shares on a pro-rata basis. As a result, Priority may repurchase less than the full amount of shares that stockholders request to have repurchased. If Priority does not repurchase the full amount of the shares that a stockholder has requested to be repurchased, or Priority determines not to make repurchases of its shares, a stockholder may not be able to dispose of the stockholder’s shares, even if Priority under-performs. Any periodic repurchase offers will be subject in part to its available cash and compliance with the RIC qualification and diversification rules promulgated under the Code and the 1940 Act.
The Priority Board will require that Priority repurchase shares or portions thereof from the stockholders pursuant to written offers only on terms it determines to be fair to Priority and all of its stockholders. Repurchases of shares by Priority will be paid in cash. Repurchases will be effective after receipt and acceptance by Priority of all eligible written submissions for repurchase of shares from its stockholders.
When the Priority Board determines that Priority will offer to repurchase shares or fractions thereof, tender offer materials will be provided to stockholders describing the terms thereof, and containing information stockholders should consider in deciding whether and how to participate in such repurchase opportunity.
Any repurchase offer presented to Priority stockholders will remain open for a minimum of 20 business days following the commencement of the repurchase offer. In the materials that Priority sends to its stockholders, Priority will include the date that the repurchase offer will expire. All tenders must be received prior to the expiration of the repurchase offer in order to be valid. If there are any material revisions to the tender offer materials (not including the price at which shares may be tendered) sent to Priority’s stockholders, it will send revised materials reflecting such changes and will extend the repurchase offer period by a minimum of an additional five business days. If the price at which shares may be tendered is changed, Priority will extend the repurchase offer period by a minimum of an additional ten business days.
In order to submit shares to be repurchased, stockholders will be required to complete a letter of transmittal, which will be included in the materials sent to Priority stockholders, as well as any other documents required by the letter of transmittal. At any time prior to the expiration of the repurchase offer, stockholders may withdraw their submissions by sending a notice of withdrawal to Priority. If shares have not been accepted for payment by Priority, tenders may be withdrawn any time after the date that is 40 business days following the commencement of the repurchase offer.
Priority will not repurchase shares, or fractions thereof, if such repurchase will cause Priority to be in violation of the securities or other laws of the United States, Maryland or any other relevant jurisdiction, including laws that prohibit distributions that would cause a corporation to fail to meet statutory tests of solvency.
In the event that the Priority Adviser or any of its affiliates holds shares in the capacity of a stockholder, any such affiliates may submit shares for repurchase in connection with any repurchase offer Priority makes on the same basis as any other stockholder, except for the initial capital contribution of the Priority Adviser. The Priority Adviser will not submit its shares for repurchase as long as the Priority Adviser remains Priority’s investment adviser.

INFORMATION ABOUT STIRA ALCENTRA GLOBAL CREDIT FUND
Information about Stira Alcentra is incorporated herein by reference to disclosure under the headings “The Fund”, “The Adviser”, “The Sub-Adviser”, and “Investment Objective, Strategies, and Opportunities” contained in the prospectus, dated April 30, 2018, which forms a part of Stira Alcentra’s registration statement on Form N-2 (file nos. 333-214405 and 811-23210, as supplemented from time to time). A copy of Stira Alcentra’s prospectus may be obtained upon request and without charge by writing to Stira Alcentra at 18100 Von Karman Avenue, Suite 500, Irvine, CA 92612, by calling Stira Alcentra at (877) 567-7264 or by accessing Stira Alcentra’s website at www.StiraALLternatives.com
.

DESCRIPTION OF CAPITAL STOCK OF PRIORITY INCOME FUND, INC.
The following describes the material terms of Priority’s capital stock under the Maryland General Corporation Law and its charter and bylaws. Priority refers you to its charter and bylaws, copies of which have been filed as exhibits to the registration statement of which this joint proxy statement/prospectus is a part, for a more detailed description of the provisions summarized below.
Stock
Priority’s authorized stock consists of 200,000,000 shares of stock, par value $0.01 per share, 15,000,000 of which are classified as Term Preferred Stock, par value $0.01 per share, or “Term Preferred Stock”, and 185,000,000 of which are classified as common stock. All shares of Common Stock have identical voting and distributions rights, and bear their own pro rata portion of Priority’s expenses and have the same net asset value.
There is currently no market for Priority’s common stock, and Priority does not expect that a market for its shares will develop in the foreseeable future, if ever. No shares have been authorized for issuance under any equity compensation plans. Under Maryland law, Priority’s stockholders generally will not be personally liable for its debts or obligations.
Set forth below is a chart describing the classes of its securities outstanding as of March 21, 2019:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by It or for Priority’s Account	Amount Outstanding Exclusive of Amount Under Column(3)
Common Stock	185,000,000	—	27,074,659
Term Preferred Stock	15,000,000	—	3,970,000
Under Priority’s charter, the Priority Board is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, Priority’s charter provides that the Priority Board, without any action by its stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that Priority has authority to issue.
Common Stock
All shares of Priority’s common stock have equal rights as to earnings, assets, voting, and dividends and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of Priority’s common stock if, as and when authorized by the Priority Board and declared by Priority out of assets legally available therefor. Shares of Priority common stock have no preemptive, conversion, redemption or appraisal rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up, each share of Priority common stock would be entitled to share ratably in all of its assets that are legally available for distribution after Priority pays all debts and other liabilities and subject to any preferential rights of holders of its preferred stock, if any preferred stock is outstanding at such time. Each share of Priority common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of Priority common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of its directors, and holders of less than a majority of such shares will be unable to elect any director.
Priority offers its shares of common stock with varying up-front sales loads and has elected to designate each level of sales load as a “class” solely as a means of identifying those differing sales loads and the different channels through which shares are sold. Shares available to the general public are charged selling commissions and dealer manager fees and are referred to as “Class R Shares”. Shares available to accounts managed by registered investment advisers are charged dealer manager fees but no selling commissions and are referred to as “Class RIA Shares”. Shares available for purchase through (1) fee-based programs, also known as wrap accounts, of investment dealers, (2) participating broker-dealers that have alternative fee arrangements with their clients, (3) certain registered investment advisors or (4) bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers are charged no selling commissions or dealer manager fees and are referred to as “Class I Shares.” Although Priority uses “Class” designations to indicate its differing sales load structures, Priority does not operate as a multi-class fund.
Preferred Stock
Priority has designated and is authorized to issue 15,000,000 shares of Term Preferred Stock and have issued 1,360,000 shares of Series A Term Preferred Stock, 1,000,000 shares of Series B Term Preferred Stock and 1,610,000 shares of Series C Term Preferred Stock. Priority’s shares of Term Preferred Stock  have the same Liquidation Preference and have identical rights with respect to payment upon the distribution of assets of Priority and voting, but differ with respect to interest rate, optional redemption date and mandatory redemption date. The Series A, B and C Term Preferred Stock will rank pari passu, or equally, in right of payment with Priority’s issued and outstanding shares of preferred stock and all other shares of preferred stock that it may issue in the future, and rank senior in right of payment to all of Priority’s common stock.
Certain specific terms applicable to the Series A, B and C Term Preferred Stock are set forth in the table below:

Provision	Series A Term Preferred Stock	Series B Term Preferred Stock	Series C Term Preferred Stock

Date of Original Issue	June 29, 2018	October 23, 2018	February 22, 2019
Fixed Dividend Rate	6.375% per annum	6.25% per annum	6.625% per annum
Liquidation Preference	$25.00 per share	$25.00 per share	$25.00 per share
Dividend Periods	Dividends are scheduled to be paid quarterly on March 31, June 30, September 30 and December 31 of each year and upon redemption of the Term Preferred Stock	Dividends are scheduled to be paid quarterly on March 31, June 30, September 30 and December 31 of each year and upon redemption of the Term Preferred Stock	Dividends are scheduled to be paid quarterly on March 31, June 30, September 30 and December 31 of each year and upon redemption of the Term Preferred Stock
Term Redemption Date	June 30, 2025	December 31, 2023	June 30, 2024
Optional Redemption Date	June 30, 2021	October 23, 2020	February 22, 2021

Priority’s charter authorizes the Priority Board to classify and reclassify any unissued shares of stock into other classes or series of stock, including Preferred Stock. The cost of any such reclassification would be borne by Priority’s existing common stockholders. Prior to issuance of shares of each class or series of Preferred Stock, the Priority Board is required by Maryland law and by Priority’s charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for such class or series. Thus, the Priority Board could authorize the issuance of shares of Preferred Stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of its common stock or otherwise not be in the best interests of Priority common stockholders. You should note, however, that any issuance of Preferred Stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance and before any dividend or other distribution is made with respect to Priority’s common stock and before any purchase of its common stock is made, such Preferred Stock together with all other senior securities must not exceed an amount equal to 50% of its gross assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (ii) the holders of shares of Preferred Stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such Preferred Stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding Preferred Stock. Priority believes that the availability for issuance of Preferred Stock will provide it with increased flexibility in structuring future financings and acquisitions.
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Priority’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
Priority’s charter authorizes it, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as its director or officer and at its request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, managing member or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Priority’s bylaws obligate it, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as its director or officer and at its request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, managing member or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Priority’s charter and bylaws also permit it to indemnify and advance expenses to any person who served a predecessor of it in any of the capacities described above and any of its employees or agents or any employees or agents of its predecessor. In accordance with the 1940 Act, Priority will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Maryland law requires a corporation (unless its charter provides otherwise, which Priority’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify a director or officer for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Priority has entered into indemnification agreements with its directors. The indemnification agreements provide its directors the maximum indemnification permitted under Maryland law and the 1940 Act.
Priority’s insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that its present or former directors or officers have performed for another entity at its request. There is no assurance that such entities will in fact carry such insurance. However, Priority notes that it does not expect to request its present or former directors or officers to serve another entity as a director, officer, partner or trustee unless Priority can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.
Certain Provisions of the Maryland General Corporation Law and Priority’s Charter and Bylaws
The Maryland General Corporation Law and Priority’s charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire Priority by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of Priority to negotiate first with the Priority Board. Priority believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.
Classified Board of Directors
Priority’s Board of Directors is divided into three classes of directors serving staggered terms. The terms of the Class I directors, Class II directors and Class III directors will expire at the annual meeting of stockholders in 2019, 2020 and 2021 respectively, and in each case, those directors will serve until their successors are elected and qualify. Directors of each class are elected to serve for terms expiring at the annual meeting of Priority’s stockholders held in the third year following their election and until their successors are duly elected and qualify, and each year one class of directors will be elected by Priority’s stockholders. A classified board may render a change in control of Priority or removal of its incumbent management more difficult. Priority believes, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of its management and policies.
Election of Directors
Priority’s charter and bylaws provide that each director shall be elected by the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors. Pursuant to Priority’s charter, the Priority Board may amend the bylaws to alter the vote required to elect directors.
Number of Directors; Vacancies; Removal
Priority’s charter provides that the number of directors will be set only by the Priority Board in accordance with its bylaws. Priority’s bylaws provide that a majority of its entire Board of Directors may at any time increase or decrease the number of directors. However, unless its bylaws are amended, the number of directors may never be less than three nor more than eight. Any vacancy on the Priority Board for any cause other than an increase in the number of directors may be filled by a majority of the remaining directors, even if such majority is less than a quorum. Any vacancy on the Priority Board created by an increase in the number of directors may be filled by a majority vote of the entire Board of Directors.
Priority’s charter provides that a director may be removed only for cause, as defined in its charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.
Action by Stockholders
Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which Priority’s charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of Priority’s bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Priority’s bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Priority Board and the proposal of business to be considered by stockholders may be made only (1) pursuant to its notice of the meeting, (2) by the Priority Board or (3) by a stockholder who was a stockholder of record at the record date for the meeting, at the time of giving the notice required by its bylaws and at the time of the annual meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of its bylaws. With respect to special meetings of stockholders, only the business specified in its notice of the meeting may be brought before the meeting. Nominations of persons for election to the Priority Board at a special meeting may be made only (1) pursuant to its notice of the meeting or (2) provided that the special meeting was called for the purpose of electing directors, by a stockholder who was a stockholder of record at the record date for the meeting, at the time of giving the notice required by its bylaws and at the time of the special meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.
The purpose of requiring stockholders to give it advance notice of nominations and other business is to afford the Priority Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the Priority Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although Priority’s bylaws do not give the Priority Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to Priority and its stockholders.
Per the requirements set forth in Rule 14a-8 under the Exchange Act and its bylaws, a stockholder who intends to present a proposal at Priority’s annual meeting of stockholders must submit the proposal in writing to Priority’s secretary not earlier than the 150th day nor later than the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting; provided, however, that in the event that the date of its annual meeting of stockholders is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day nor later than the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made.
Calling of Special Meetings of Stockholders
Priority’s bylaws provide that special meetings of stockholders may be called by the Priority Board, the chairman of the board and certain Priority officers. Additionally, Priority’s bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of Priority upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.
Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws
Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, convert, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by the corporation’s board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Priority’s charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. However, Priority’s charter provides that the following matters require the approval of stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter:

•
any amendment to the provisions of the charter relating to the classification of the Priority Board, the power of the Priority Board to fix the number of directors, and the vote required to elect or remove a director;

•	any charter amendment that would convert Priority from a closed-end company to an open-end company or make its common stock a redeemable security (within the meaning of the 1940 Act);

•	the liquidation or dissolution of Priority or any charter amendment to effect the liquidation or dissolution of Priority;

•	any merger, consolidation, share exchange or sale or exchange of all or substantially all of its assets that the Maryland General Corporation Law requires be approved by Priority’s stockholders;

•
any transaction between Priority, on the one hand, and any person or group of persons acting together that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly (other than solely by virtue of a revocable proxy), of one-tenth or more of the voting power in the election of directors generally, or any affiliate of such a person, group or member of such a group (collectively “Transacting Persons”), on the other hand; or

•	any amendment to the provisions of the charter relating to the foregoing requirements.
However, if such amendment, proposal or transaction is approved by at least two-thirds of Priority’s continuing directors (in addition to approval by the Priority Board), the amendment, proposal or transaction may be approved by a majority of the votes entitled to be cast on such amendment, proposal or transaction; provided further that any transaction related to Transacting Persons that would not otherwise require stockholder approval under the Maryland General Corporation Law would not require further stockholder approval (unless another provision of Priority’s charter or bylaws requires such approval) if approved by at least two-thirds of Priority’s continuing directors. In any event, in accordance with the requirements of the 1940 Act, any such amendment, transaction or proposal that would have the effect of changing the nature of Priority’s business so as to cause it to cease to be a registered management investment company would be required to be approved by a majority of its outstanding voting securities, as defined under the 1940 Act. The “continuing directors” are defined in Priority’s charter as (1) its current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of its current directors then on the Priority Board or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.
Priority’s charter and bylaws provide that the Priority Board will have the exclusive power to make, alter, amend or repeal any provision of its bylaws.
No Appraisal Rights
As permitted by the Maryland General Corporation Law, Priority’s charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the Priority Board determines that such rights apply.
Control Share Acquisitions
The Maryland Control Share Acquisition Act, or Control Share Act, under the Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.
The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval or shares acquired directly from the corporation. A control share acquisition means the acquisition of control shares, subject to certain exceptions.
A person who has made or proposes to make a control share acquisition may compel the corporation’s board of directors to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.
If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. A corporation’s right to redeem control shares is subject to certain conditions and limitations, including, as provided in Priority’s bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.
The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. The Control Share Act does not apply to a registered closed-end investment company, such as Priority, unless the board of directors adopts a resolution to be subject to the Control Share Act. The Priority Board has not adopted such a resolution and Priority’s bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of Priority stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, Priority will adopt a resolution and amend its bylaws to be subject to the Control Share Act only if the Priority Board determines that it would be in its best interests and if the SEC staff does not object to Priority’s determination that it being subject to the Control Share Act does not conflict with the 1940 Act.
Business Combinations
Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder, or the Business Combination Act. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation’s outstanding voting stock; or

•
an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the corporation’s board of directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the corporation’s board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the corporation’s board of directors.
After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the corporation’s board of directors and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•
two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The Business Combination Act permits various exemptions from its provisions, including business combinations that are exempted by the corporation’s board of directors before the time that the interested stockholder becomes an interested stockholder. The Business Combination Act does not apply to a registered closed-end investment company, such as Priority, unless its board of directors adopts a resolution to be subject to the Business Combination Act. The Priority Board has not adopted such a resolution and it will adopt resolutions so as to make Priority subject to the provisions of the Business Combination Act only if the Priority Board determines that it would be in its best interests and if the SEC staff does not object to the Priority Board’s determination that Priority being subject to the Business Combination Act does not conflict with the 1940 Act.
Exclusive Forum
Priority’s bylaws provide that, to the fullest extent permitted by law, unless Priority consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of Priority, (ii) any action asserting a claim of breach of a duty owed by any director, officer or other agent of Priority to Priority or its stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Maryland General Corporation Law, Maryland statutory or common law, Priority’s charter or its bylaws, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be the Circuit Court for Baltimore City, Maryland (or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division). In the event that any action or proceeding described in the preceding sentence is pending in the Circuit Court for Baltimore City, Maryland, all parties shall cooperate in seeking to have the action or proceeding assigned to the Business & Technology Case Management Program. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of Priority shall be deemed, to the fullest extent permitted by law, to have notice of and consented to these exclusive forum provisions and to have irrevocably submitted to, and waived any objection to, the exclusive jurisdiction of such courts in connection with any such action or proceeding and consented to process being served in any such action or proceeding, without limitation, by United States mail addressed to the stockholder at the stockholder’s address as it appears on the records of Priority, with postage thereon prepaid.
Conflict with 1940 Act
Priority’s bylaws provide that if and to the extent that any provision of the Maryland General Corporation Law, or any provision of Priority’s charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.
Reports to Stockholders
Priority is required to file periodic reports, proxy statements and other information with the SEC. This information is available on the SEC’s website at www.sec.gov. This information is also available free of charge by contacting Priority at 10 East 40th Street, 42nd Floor, New York, New York, 10016, by telephone at (212) 448-0702 or on its website at www.priority-incomefund.com. These reports should not be considered a part of or as incorporated by reference in this joint proxy statement/prospectus, or the registration statement of which this joint proxy statement/prospectus is a part.
Subject to availability, a Priority stockholder may authorize Priority to provide prospectuses, prospectus supplements, periodic reports and other information (“documents”) electronically by sending Priority instructions in writing in a form acceptable to Priority to receive such documents electronically. Unless a Priority stockholder elect in writing to receive documents electronically, all documents will be provided in paper form by mail. A Priority stockholder must have internet access to use electronic delivery. While Priority imposes no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents are also available on Priority’s website. Priority stockholders may access and print all documents provided through this service. As documents become available, Priority will notify stockholders of this by sending them an e-mail message that will include instructions on how to retrieve the documents. If Priority’s e-mail notification to a stockholder is returned to Priority as “undeliverable,” Priority will contact the stockholder to obtain his, her or its updated e-mail address. If Priority is unable to obtain a valid e-mail address for a stockholder, it will resume sending paper copies by regular U.S. mail to the stockholder’s address of record. A Priority stockholder may revoke its consent for electronic delivery at any time and Priority will resume sending the stockholder paper copies of all documents. However, in order for Priority to be properly notified, a stockholder’s revocation must be given to Priority a reasonable time before electronic delivery has commenced. Priority will provide stockholders with paper copies of documents at any time upon request. Such request will not constitute revocation of a Priority stockholder’s consent to receive documents electronically.

PRIORITY INCOME FUND, INC. DISTRIBUTION REINVESTMENT PLAN
Subject to the Priority Board’s discretion and applicable legal restrictions, Priority intends to declare ordinary cash distributions on a quarterly basis and pay such distributions on a monthly basis. Priority has adopted an “opt in” distribution reinvestment plan pursuant to which a stockholder may elect to have the full amount of the stockholder’s cash distributions reinvested in additional Priority shares. Any distributions of Priority shares pursuant to the distribution reinvestment plan are dependent on the continued registration of Priority’s securities or the availability of an exemption from registration in the recipient’s home state. Participants in the distribution reinvestment plan are free to elect or revoke reinstatement in the distribution plan within a reasonable time as specified in the plan. If a stockholder does not elect to participate in the plan, the stockholder will automatically receive any distributions that Priority declares in cash. For example, if the Priority Board authorizes, and Priority declares, a cash distribution, if a stockholder has “opted in” to its distribution reinvestment plan, the stockholder will have the stockholder’s cash distributions reinvested in additional Priority shares, rather than receiving the cash distributions. During its common stock offering, Priority generally intends to coordinate distribution payment dates so that the same price that is used for the closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under the distribution reinvestment plan. In such case, a stockholders reinvested distributions will purchase shares at a price equal to 95% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. Shares issued pursuant to the distribution reinvestment plan will have the same voting rights as the Priority shares offered issued to Stira Alcentra shareholders pursuant to the Merger under this joint proxy statement/prospectus.
If a Priority stockholder wishes to receive a distribution in cash, no action will be required on the stockholder’s part to do so. A registered Priority stockholder may elect to have his, her or its entire distribution reinvested in Priority shares by notifying DST Systems, Inc., the reinvestment agent, and Priority’s transfer agent and registrar, in writing so that such notice is received by the reinvestment agent no later than the record date for distributions to stockholders. If a Priority stockholder elects to reinvest his, her or its distributions in additional Priority shares, the reinvestment agent will set up an account for the Priority shares that the stockholder acquires through the plan and will hold such shares in non-certificated form. If a Priority stockholder’s shares are held by a broker or other financial intermediary, he, she or it may “opt in” to its distribution reinvestment plan by notifying his, her or its broker or other financial intermediary of such election.
Priority intends to use newly issued shares to implement the plan and determine the number of shares that Priority will issue to stockholders as follows:

•	to the extent that Priority common stock is not listed on a national stock exchange or quoted on an over-the-counter market or a national market system, or collectively, an Exchange:

•
during any period when Priority is making a “best-efforts” public offering of its common stock, the number of shares to be issued to a stockholder shall be determined by dividing the total dollar amount of the distribution payable that stockholder by a price equal to 95% of the price that the shares are sold in the offering at the closing immediately following the distribution payment date;

•
during any period when Priority is not making a “best-efforts” offering of its common stock, the number of shares to be issued a stockholder shall be determined by dividing the total dollar amount of the distribution payable to that stockholder by a price equal to the net asset value as determined by the Priority Board; and

•
to the extent its shares are listed on an Exchange, the number of shares to be issued to a stockholder shall be determined by dividing the total dollar amount of the distribution payable that stockholder by the market price per share of Priority shares at the close of regular trading on such Exchange on the valuation date fixed by the Priority Board for such distribution.

There will be no selling commissions, dealer manager fees or other sales charges to stockholders if they elect to participate in the distribution reinvestment plan. Priority will pay the reinvestment agent’s fees under the plan.
If stockholders receive their ordinary cash distributions in the form of shares of common stock, they generally are subject to the same federal, state and local tax consequences as they would be had they elected to receive their distributions in cash. Their basis for determining gain or loss upon the sale of shares received in a distribution from it will be equal to the total dollar amount of the distribution payable in cash. Any shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the stockholder’s account.
Priority reserves the right to amend, suspend or terminate the distribution reinvestment plan. Priority may terminate the plan upon notice in writing mailed to stockholders at least 30 days prior to any record date for the payment of any distribution. Stockholders may terminate their account by calling Investor Services at (866) 655-3650 or by writing to the reinvestment agent at Priority Income Fund, Inc., P.O. Box 219768, Kansas City, MO 64121-9768.
All correspondence concerning the plan should be directed to the reinvestment agent by mail at Priority Income Fund, Inc., P.O. Box 219768, Kansas City, MO 64121-9768 or by telephone at (866) 655-3650.
Priority has filed the complete form of its distribution reinvestment plan with the SEC as an exhibit to Priority’s registration statement (File No. 333-182941) filed with the SEC on November 13, 2012. Stockholders may obtain a copy of the distribution reinvestment plan by written request to the plan administrator or by contacting Priority.

COMPARISON OF PRIORITY STOCKHOLDER AND STIRA ALCENTRA SHAREHOLDER RIGHTS
The following is a summary of the material differences between the rights of Priority stockholders and Stira Alcentra shareholders. The following discussion is not intended to be complete and is qualified by reference to the Priority Charter, the Priority Bylaws and the Stira Alcentra Declaration of Trust and the Stira Alcentra By-Laws. The Priority Charter and Priority Bylaws are incorporated by reference in this document and will be sent to shareholders of Stira Alcentra upon request. See “Where You Can Find More Information” for information regarding how to obtain the Stira Alcentra Declaration of Trust and Stira Alcentra By-Laws.
Both Priority and Stira Alcentra afford similar rights to their shareholders, despite the difference in organizational structure and governing law. Among the material differences between Priority and Stira Alcentra shareholder rights are the authorized stock for each fund and the voting thresholds required for organizational document amendments. For more information, see the table below.

	Rights of Priority Stockholders	Rights of Stira Alcentra Shareholders
Authorized Stock	Priority is authorized to issue 200,000,000 shares of stock, consisting of 185,000,000 shares that are designated as Common Stock and 15,000,000 that are designated as Term Preferred Stock.	Stira Alcentra is authorized to issue an unlimited number of common shares of beneficial interest.

Number of Directors
The Priority Charter provides that the number of directors will be five, and may be increased or decreased by the Priority Board in accordance with the Priority Bylaws. The Priority Bylaws provide that the number of directors may not be less than three, nor more than eight.

The Stira Alcentra Declaration of Trust provides that the number of Stira Alcentra trustees may be determined by the majority of the Stira Alcentra Board, but in no event will the number be less than one nor more than 15.

Removal of Directors
The Priority Charter provides that stockholders shall have the power to remove any director, or the entire Board of Directors, at any time only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors. For the purposes of this section, “cause” is defined as the conviction of a felony or a final judgment of a court holding that such director cause demonstrable, material harm to Priority through bad faith or active and deliberate dishonesty.

The Stira Alcentra Board, by action of a majority of the then trustees at a duly constituted meeting, may remove any trustee with or without cause. Stira Alcentra shareholders shall have the power to remove a trustee only to the extent provided by the 1940 Act and the rules and regulations thereunder.

Vacancies of Directors
Pursuant to the Priority Bylaws, any vacancy on the Priority Board for any cause other than an increase in the number of directors may be filled by a majority vote of the remaining directors, even if such majority is less than a quorum. Any vacancy on the Priority Board created by an increase in the number of directors may be filled by a majority vote of the entire Priority Board. The Priority Bylaws provide that each director shall be elected by the affirmative vote of the holders of a majority of shares of stock outstanding and entitled to vote on the matter.

The Stira Alcentra Board, by action of a majority of the then trustees at a duly constituted meeting, may fill vacancies in the Stira Alcentra Board. Stira Alcentra shareholders may elect trustees, including filling any vacancies, at any meeting of Stira Alcentra shareholders called by the Stira Alcentra Board for that purpose.

Indemnification of Officers and Directors
The Priority Charter and Bylaws generally provide that to the maximum extent permitted by Maryland law, in effect from time to time, Priority shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of Priority and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity or (b) any individual who, while a director or officer of Priority and at the request of Priority, serves or has served as a director, officer, partner, trustee, manager or member of another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity.

In accordance with the 1940 Act, Priority will not indemnify any Priority director or officer for any liability to which such person would be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of his or her position.

Pursuant to the Stira Alcentra Declaration of Trust, trustees and officers of Stira Alcentra are not subject in such capacity to any personal liability to Stira Alcentra or its shareholders, unless the liability arises from bad faith, willful misfeasance, gross negligence or reckless disregard for the Stira Alcentra trustee’s or officer’s duty.

Stira Alcentra will indemnify and hold harmless any current or former trustee or officer of Stira Alcentra against any liabilities and expenses (including reasonable attorneys’ fees relating to the defense or disposition of any action, suit or proceeding with which such person is involved or threatened), while and with respect to acting in the capacity of a trustee or officer of Stira Alcentra, except with respect to matters in which such person did not act in good faith in the reasonable belief that his or her action was in the best interest of Stira Alcentra, or in the case of a criminal proceeding, matters for which such person had reasonable cause to believe that his or her conduct was unlawful. In accordance with the 1940 Act, Stira Alcentra will not indemnify any Stira Alcentra trustee or officer for any liability to which such person would be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of his or her position. Stira Alcentra will provide indemnification to Stira Alcentra’s trustees and officers prior to a final determination regarding entitlement to indemnification as described in the Stira Alcentra Declaration of Trust.

Amendment of Organizational Document
The Priority Charter provides that Priority may make certain amendments to the Priority Charter, including any amendment altering the terms or contract rights of any shares of outstanding stock, by the affirmative vote of a majority of the votes entitled to be cast on the matter. Notwithstanding the foregoing, the affirmative vote of the holders of shares entitled to cast at least 80% of all the votes entitled to be cast on the matter is required (i) to effect any amendment to the Priority Charter to make Priority shares a “redeemable security” or convert Priority, whether by merger or otherwise, from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act), (ii) to cause Priority’s liquidation or dissolution, including to approve any amendment to the Priority Charter effecting Priority’s liquidation or dissolution, or (iii) to amend certain provisions of the Priority Charter, provided that, if the Continuing Directors (as defined in the Priority Charter), by a vote of at least two-thirds of the Continuing Directors, in addition to approval by the Priority Board generally, approve such proposal or amendment, the affirmative vote of only the holders of stock entitled to cast a majority of all the votes entitled to be cast on the matter will be required to approve such proposal or amendment.

The Stira Alcentra Declaration of Trust provides that the Stira Alcentra Declaration of Trust and Certificate of Trust may be restated and or amended by the affirmative vote of a majority of the Stira Alcentra Board. Notwithstanding the foregoing, the approval of amendments of the Stira Alcentra Declaration of Trust and Certificate of Trust require the affirmative vote of the majority of the votes cast by the Stira Alcentra shareholders, if such vote is required by the 1940 Act in connection with a merger, conversion or reorganization of Stira Alcentra.

Further, the Stira Alcentra Board can amend or repeal the Stira Alcentra By-Laws by the affirmative vote of the majority of the Stira Alcentra Board.

Voting Rights Upon Liquidation/Dissolution
Pursuant to the Priority Charter, the liquidation or dissolution of Priority requires the affirmative vote of at least 80 percent of the votes entitled to be cast on the matter. If, however, the Continuing Directors (as defined in the Priority Charter), by a vote of at least two-thirds of such Continuing Directors, in addition to approval by the Priority Board, approve such proposal, transaction or amendment, the affirmative vote of the holders of a majority of the votes entitled to be cast shall be sufficient to approve such proposal or transaction.
Stira Alcentra may be dissolved at any time by vote of a majority of the Stira Alcentra Shares entitled to vote or by the Stira Alcentra Board by written notice to the Stira Alcentra shareholders.

Business Combinations with Interested Shareholders
The Priority Board has not adopted a resolution that any business combination between Priority and any other person is exempted from the relevant provisions of the MGCL, provided that the business combination is first approved by the Priority Board, including a majority of the directors who are not interested persons as defined in the 1940 Act.
The Delaware business combinations statute is not applicable to Delaware statutory trusts.

Voting Rights
Each Priority share of common stock is entitled to one vote on all matters submitted to a vote of Priority stockholders, including the election of directors. Except as may be provided by the Priority Board in setting the terms of classified or reclassified stock, the holders of Priority shares will possess exclusive voting power.

Stira Alcentra shareholders of each share class shall be entitled to one vote for each full share, and a fractional vote for each fractional share. Stira Alcentra shareholders are not entitled to cumulative voting in the election of trustees or on any other matter. Stira Alcentra shareholders have power to vote only (i) for the election of trustees, including the filling of any vacancies in the Stira Alcentra Board; (ii) with respect to such additional matters relating to Stira Alcentra as may be required by the Stira Alcentra Declaration of Trust and By-Laws, the 1940 Act or any registration statement of Stira Alcentra filed with the SEC; and (iii) on such other matters as the Stira Alcentra Board considers necessary or desirable.

Shareholders Meetings / Required Notice
Meetings of Priority’s stockholders shall be held at the principal executive offices of Priority, or at such other place as shall be set in accordance with the Priority Bylaws and stated in the notice of the meeting.

Each of the chairman of the board, chief executive officer, president and Priority Board may call a special meeting of stockholders. Additionally, the secretary of Priority may call a special meeting of stockholders to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast on such matter at such meeting.

Priority stockholders are entitled to at least 10 days’ notice before each meeting of stockholders.

Meetings of Stira Alcentra’s shareholders may be held within or outside the State of Delaware and may be called by the Stira Alcentra Board, Chairman of the Stira Alcentra Board or the President of Stira Alcentra for any lawful purpose, including the purpose of electing trustees.

Special meetings of the Stira Alcentra’s shareholders may be called at any time by a majority of the Stira Alcentra trustees or the President and shall be called by the Stira Alcentra Board, Chairman or President for any proper purpose upon the written request of Stira Alcentra shareholders holding in the aggregate at least a majority of the outstanding Stira Alcentra Shares entitled to vote, such request specifying the purpose or purposes for which such special meeting is to be called.

Stira Alcentra shareholders are entitled to at least 15 days’ notice of any meeting of the Stira Alcentra shareholders.

Quorum for Shareholders Meetings / Required Vote
The presence in person or by proxy of the holders of shares of stock of Priority entitled to cast a majority of the votes entitled to be cast (without regard to class) shall constitute a quorum at any meeting of stockholders, except with respect to any such matter that, under applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast a majority of the votes entitled to be cast by each such class on such a matter shall constitute a quorum.

The presence in person or representation by proxy of the holders of shares of Stira Alcentra Shares entitled to cast one-third of the votes entitled to be cast at the Stira Alcentra shareholder meeting is necessary to establish a quorum for the transaction of business, except that with respect to any such matter that, under applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes of Stira Alcentra Shares, in which case the presence in person or by proxy of the holders of Stira Alcentra Shares entitled to cast a majority of the votes entitled to be cast by each such class on such a matter constitutes a quorum.

For all matters other than the election of Stira Alcentra trustees, the affirmative vote of the majority of votes cast at a Stira Alcentra shareholders’ meeting at which a quorum is present is required. Stira Alcentra trustees are elected by a plurality of the votes cast at a Stira Alcentra shareholders’ meeting at which a quorum is present.

Rights of Dissenting Shareholders	Shares of Priority’s common stock have no preemptive, conversion, redemption or appraisal rights.
Stira Alcentra shareholders have no right to demand payment for the Stira Alcentra Shares or to any other rights of dissenting shareholders in the event Stira Alcentra participates in any transaction which would give rise to appraisal or dissenters’ rights by a stockholder of a corporation organized under the General Corporation Law of the State of Delaware, or otherwise.

COMPARISON OF PRIORITY AND STIRA ALCENTRA DISTRIBUTION, PURCHASE AND REDEMPTION PROCEDURES
In addition to the foregoing, Priority and Stira Alcentra have similar distribution, purchase and redemption procedures, though certain material differences in the redemption/repurchase procedures of each fund are discussed below. Neither Priority nor Stira Alcentra offers redemption rights with respect to its common shares. The combined entity will maintain Priority’s distribution, purchase and redemption procedures following the closing of the Merger, subject to amendment by the Priority Board.
Distribution Procedures
Each of Priority and Stira Alcentra have elected to be subject to tax as a RIC under Subchapter M of the Code. In order to maintain RIC tax treatment, each of Priority and Stira Alcentra must, among other things, make distributions treated as dividends for U.S. federal income tax purposes of an amount at least equal to 90% of its investment company taxable income, determined without regard to any deduction for distributions paid, each tax year. Subject to applicable legal restrictions and the sole discretion of their respective boards of directors/trustees, Priority and Stira Alcentra have declared and paid regular cash distributions on a regular basis, except that Stira Alcentra has suspended distributions since the termination of the Stira Expense Support Agreement on October 29, 2018.
Purchase Procedures
Continuous Offering of Common Stock
Priority and Stira Alcentra have each filed registration statements to register their common shares with the SEC and such registration statements are currently effective. Priority is currently conducting a continuous public offering of its common shares. Stira Alcentra suspended its public offering of common shares effective September 17, 2018.
In addition, Priority and Stira Alcentra each may, from time to time, offer its common shares in private placements exempt from the registration requirements of the Securities Act.
Dividend Reinvestment Plan
Priority and Stira Alcentra have each adopted “opt-in” distribution reinvestment plans, which provide for the reinvestment of the applicable fund’s distributions on behalf of its shareholders unless a shareholder elects to receive such distributions in cash. Stira Alcentra suspended its distribution reinvestment plan effective September 17, 2018. For more information on Priority’s distribution reinvestment plan, see “Priority Income Fund, Inc. Distribution Reinvestment Plan.”
Redemption/Repurchase Procedures
Priority operates a share repurchase program whereby it conducts periodic tender offers at its board’s discretion to repurchase a limited amount of shares. Stira Alcentra intended to provide limited liquidity to its shareholders beginning in the fourth quarter of 2018 but did not make any repurchase offers in light of the termination of its public offering and consideration of strategic alternatives, beginning in September 2018. The chart below provides a comparative summary of the material terms of each fund’s share repurchase program:

	Priority	Stira Alcentra
Frequency:	Quarterly	Quarterly
Limit on quantity:
Limited annually to 20% of the weighted average number of Priority shares outstanding in the prior calendar year, or 5% in each quarter, and as further limited by the Priority Board upon consideration of limiting factors including Priority’s regulatory requirements, liquidity, working capital needs and market conditions.

Limited annually to 10% of the weighted average number of Stira Alcentra Shares outstanding in the prior calendar year, or 2.5% in each quarter, and as further limited by the Stira Alcentra Board upon consideration of limiting factors including Stira Alcentra’s regulatory requirements, liquidity, working capital needs and market conditions.

Oversubscription procedures:	Pro-rata allocation, with priority given to odd-lot holders tendering all of their shares.	Pro-rata allocation.
Tender participation limits:	None
In order to tender Stira Alcentra Shares to be repurchased, a shareholder must tender at least 25% of the shares owned by such shareholder. If a shareholder chooses to tender only a portion of his, her or its shares, the shareholder must maintain a minimum balance of $5,000 of Class A, Class T, Class D, Class I or Class C Shares following a tender of Shares for repurchase.

Early withdrawal charge:	None
Class T, Class D, Class I and Class C Shares are subject to an early withdrawal charge of 2.0% of the shareholder’s repurchase proceeds in the event that a shareholder tenders his, her or its shares for repurchase by Stira Alcentra at any time prior to the one-year anniversary of the purchase of such shares. Class A Shares purchased at a reduced commission and/or reduced dealer manager fee will also be subject to an early withdrawal charge of 2.0% of the shareholder’s repurchase proceeds in the event that a shareholder tenders his, her or its Stira Alcentra Shares for repurchase by Stira Alcentra at any time prior to the one-year anniversary of the purchase of such shares. Stira Alcentra shareholders who pay the full selling commissions and dealer manager fees in connection with the purchase of Class A Shares will not be subject to an early withdrawal charge.

REGULATION OF PRIORITY INCOME FUND, INC.
Priority is a non-diversified closed-end management investment company that is registered as an investment company under the 1940 Act. As a registered closed-end investment company, Priority is subject to regulation under the 1940 Act. Under the 1940 Act, unless authorized by vote of a majority of the outstanding voting securities, Priority may not:

•	change its classification to an open-end management investment company;

•
except in each case in accordance with its policies with respect thereto set forth in this joint proxy statement/prospectus, borrow money, issue senior securities, underwrite securities issued by other persons, purchase or sell real estate or commodities or make loans to other persons;

•
deviate from any policy in respect of concentration of investments in any particular industry or group of industries as recited in this joint proxy statement/prospectus, deviate from any investment policy which is changeable only if authorized by stockholder vote under the 1940 Act, or deviate from any fundamental policy recited in its registration statement in accordance with the requirements of the 1940 Act; or

•	change the nature of its business so as to cease to be an investment company.
A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company.
As with other companies regulated by the 1940 Act, a registered closed-end management investment company must adhere to certain substantive regulatory requirements. A majority of its directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, Priority is required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the closed-end management investment company. Furthermore, as a registered closed-end management investment company, Priority is prohibited from protecting any director or officer against any liability to it or its stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. Priority may also be prohibited under the 1940 Act from knowingly participating in certain transactions with its affiliates without the prior approval of the SEC.
As a registered closed-end management investment company, Priority is generally required to meet an asset coverage ratio with respect to its outstanding senior securities representing indebtedness, defined under the 1940 Act as the ratio of its gross assets (less all liabilities and indebtedness not represented by senior securities) to its outstanding senior securities representing indebtedness, of at least 300% after each issuance of senior securities representing indebtedness. In addition, Priority is generally required to meet an asset coverage ratio with respect to its outstanding preferred stock, as defined under the 1940 Act as the ratio of its gross assets (less all liabilities and indebtedness not represented by senior securities) to its outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of its outstanding preferred stock, of at least 200% immediately after each issuance of such preferred stock. Priority is also prohibited from issuing or selling any senior security if, immediately after such issuance, Priority would have outstanding more than (i) one class of senior security representing indebtedness, exclusive of any promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, or (ii) one class of senior security which is stock, except that in each case any such class of indebtedness or stock may be issued in one or more series.
Priority is generally not able to issue and sell its common stock at a price below net asset value per share. As a registered closed-end management investment company, the necessity of raising additional capital may expose it to risks, including the typical risks associated with leverage in this joint proxy statement/prospectus. Priority may, however, sell its common stock at a price below the then-current net asset value of its common stock if the Priority Board determines that such sale is in its best interests and the best interests of its stockholders, and its stockholders approve such sale. In addition, Priority may generally issue new shares of its common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

Priority may borrow funds to make investments. If there is an appropriate opportunity to do so, Priority intends to issue additional shares of preferred stock in one or more series and in one or more offerings from time to time. Each series of preferred stock that Priority may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by the Priority Board, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative. While Priority has no immediate plans to issue debt securities or borrow money from a bank or other financial institution, it is possible that Priority will do so if an appropriate opportunity arises. Although Priority does not expect to do so, Priority may also borrow funds, consistent with the limitations of the 1940 Act, in order to make the distributions required to maintain its status as a RIC under Subchapter M of the Code.
As a registered closed-end management investment company, Priority is subject to certain risks and uncertainties. See “Risk Factors—Regulations governing Priority’s operation as a registered closed-end management investment company may adversely impact Priority’s ability to raise additional capital and the way in which it does so. As a registered closed-end management investment company, the necessity of raising additional capital may expose Priority to risks, including the typical risks associated with leverage.”
Fundamental Investment Policies
The restrictions identified as fundamental below, along with its investment objective, are its only fundamental policies. Fundamental policies may not be changed without the approval of the holders of a majority of its outstanding voting securities, as defined in the 1940 Act.
As a matter of fundamental policy, Priority will not: (1) act as an underwriter of securities of other issuers (except to the extent that Priority may be deemed an “underwriter” of securities that Priority purchases that must be registered under the Securities Act before they may be offered or sold to the public); (2) purchase or sell real estate or interests in real estate or real estate investment trusts (except that Priority may (A) purchase and sell real estate or interests in real estate in connection with the orderly liquidation of investments, or in connection with foreclosure on collateral, or (B) own the securities of companies that are in the business of buying, selling or developing real estate); (3) sell securities short (except with regard to managing the risks associated with publicly-traded securities that Priority may hold in its portfolio); (4) purchase securities on margin (except to the extent that Priority may purchase securities with borrowed money); or (5) engage in the purchase or sale of commodities or commodity contracts, including futures contracts (except where necessary in working out distressed investment situations or in hedging the risks associated with interest rate fluctuations), and, in such cases, only after all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission have been obtained.
Priority may make loans to the fullest extent permitted by applicable law, including the 1940 Act. As a matter of fundamental policy, Priority will not concentrate its investments in a particular industry or group of industries, and Priority will not operate as a diversified investment company under the 1940 Act. Priority may invest up to 100% of its assets in Target Securities, which may be acquired directly in privately negotiated transactions or in secondary market purchases. Priority’s intention is to not write (sell) or buy put or call options to manage risks associated with any publicly-traded securities that it may hold, except that Priority may enter into hedging transactions to manage the risks associated with interest rate fluctuations, and, in such cases, only after all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission have been obtained.
Priority will be subject to certain regulatory restrictions in making its investments. Priority has received the Order from the SEC granting it the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Priority Adviser or certain affiliates, including Prospect Capital Corporation and Pathway Capital Opportunity Fund, Inc. Priority may only co-invest with certain entities affiliated with the Priority Adviser in negotiated transactions originated by the Priority Adviser or its affiliates in accordance with such Order and existing regulatory guidance. See “Certain Relationships and Related Party Transactions—Allocation of Investments” in this joint proxy statement/prospectus.
Priority may borrow money or issue senior securities up to the maximum amount permitted by the 1940 Act. See “—Senior Securities” below.
Temporary Investments
Pending investment in portfolio securities consistent with its investment objective and strategies described in this joint proxy statement/prospectus, its investments may consist of cash, cash equivalents, U.S. government securities, money market funds, repurchase agreements, or high-quality debt securities maturing in one year or less from the time of investment, which Priority refers to, collectively, as temporary investments. Typically, Priority will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as Priority, of a specified security and the simultaneous agreement by the seller to repurchase that security at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of Priority’s assets that may be invested in such repurchase agreements. However, if more than 25% of Priority’s gross assets constitute repurchase agreements from a single counterparty, Priority would not meet the diversification tests in order to qualify as a RIC for federal income tax purposes. Thus, Priority does not intend to enter into repurchase agreements with a single counterparty in excess of this limit. The Priority Adviser will monitor the creditworthiness of the counterparties with which Priority enters into repurchase agreement transactions.
Senior Securities
Priority is permitted, under specified conditions, to issue one class of indebtedness and one class of stock senior to its common stock if its asset coverage with respect thereto, as defined in the 1940 Act, is at least equal to 300% immediately after such issuance of senior securities representing indebtedness, and 200% immediately after each issuance of senior securities which are stock. Priority is also permitted to issue promissory notes or other evidences of indebtedness in consideration of a loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, provided that its asset coverage with respect to its outstanding senior securities representing indebtedness is at least equal to 300% immediately thereafter. In addition, while any senior securities remain outstanding, Priority must make provisions to prohibit any distribution to its stockholders or the repurchase of such securities or shares unless Priority meet the applicable asset coverage ratios at the time of the distribution or repurchase. Priority may also borrow amounts up to 5% of the value of its gross assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, See “Risk Factors—Risks Related to Debt Financing and Leverage.”
Code of Ethics
Priority and the Priority Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by Priority, so long as such investments are made in accordance with the codes’ requirements. Priority has attached its code of ethics as an exhibit to the registration statement of which this combined proxy statement/prospectus is a part. In addition, Priority’s code of ethics is available on the SEC’s website site at www.sec.gov.
Compliance Policies and Procedures
Priority and the Priority Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Priority’s chief compliance officer is responsible for administering these policies and procedures.
Proxy Voting Policies and Procedures
Priority has delegated its proxy voting responsibility to the Priority Adviser. The proxy voting policies and procedures of the Priority Adviser are set forth below. The guidelines are reviewed periodically by the Priority Adviser and its non-interested directors, and, accordingly, are subject to change.
Introduction
As an investment adviser registered under the Advisers Act, the Priority Adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Priority Adviser recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.
These policies and procedures for voting proxies for the investment advisory clients of the Priority Adviser are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies
The Priority Adviser will vote proxies relating to Priority’s securities in the best interest of Priority’s stockholders. The Priority Adviser will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by Priority. Although the Priority Adviser will generally vote against proposals that may have a negative impact on Priority’s portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.
The proxy voting decisions of the Priority Adviser are made by the senior officers who are responsible for monitoring Priority’s investments. To ensure that its vote is not the product of a conflict of interest, the Priority Adviser will require that: (a) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how the Priority Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.
Proxy Voting Records
You may obtain information, without charge, regarding how the Priority Adviser voted proxies with respect to Priority’s portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Priority Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.
Other
Priority will be periodically examined by the SEC for compliance with the 1940 Act. Priority is required to provide and maintain a bond issued by a reputable fidelity insurance company to protect it against larceny and embezzlement. Furthermore, as a registered closed-end management investment company, Priority is prohibited from protecting any director or officer against any liability to it or its stockholders arising from willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
Sarbanes-Oxley Act of 2002
The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect Priority. For example:

•	pursuant to Rule 30a-2 of the 1940 Act, Priority’s chief executive officer and chief financial officer must certify the accuracy of the financial statements contained in its periodic reports;

•	pursuant to Item 11 of Form N-CSR and Item 2 of Form N-Q, Priority’s periodic reports must disclose Priority’s conclusions about the effectiveness of its disclosure controls and procedures; and

•
pursuant to Item 11 of Form N-CSR and Item 2 of Form N-Q, Priority’s periodic reports must disclose whether there were significant changes in Priority’s internal controls over financial reporting or in other factors that could significantly affect those controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires Priority to review its current policies and procedures to determine whether it complies with the Sarbanes-Oxley Act and the regulations promulgated thereunder. Priority will continue to monitor its compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that it remains in compliance therewith.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR OF PRIORITY INCOME FUND, INC.
Priority’s securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is: 1719 Range Way, Florence, South Carolina 29501. DST Systems, Inc. is Priority’s transfer agent, distribution paying agent and registrar. The principal business address of Priority’s transfer agent is 430 W. 7thStreet, Kansas City, MO 64105, telephone number: (866) 655-3650.

BROKERAGE ALLOCATION AND OTHER PRACTICES
Since Priority generally acquires and dispose of its investments in privately negotiated transactions, Priority expects to infrequently use brokers in the normal course of its business. Subject to policies established by the Priority Board, the Priority Adviser is primarily responsible for the execution of the publicly-traded securities portion of its portfolio transactions and the allocation of brokerage commissions. The Priority Adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for Priority, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Priority Adviser will generally seek reasonably competitive trade execution costs, Priority will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Priority Adviser may select a broker based partly upon brokerage or research services provided to Priority Adviser, Priority and its other clients. In return for such services, Priority may pay a higher commission than other brokers would charge if the Priority Adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS
Eversheds Sutherland (US) LLP, Washington, D.C., represents Priority on certain legal matters. Venable LLP, Baltimore, Maryland, represents Priority as Maryland counsel.
Thompson Hine LLP, Washington, D.C., represents Stira Alcentra on certain legal matters. Richards, Layton & Finger, P.A., Wilmington, Delaware, represents Stira Alcentra as special Delaware counsel.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BDO USA, LLP is the independent registered public accounting firm of Priority. Ernst & Young LLP is the independent registered public accounting firm of Stira Alcentra.

OTHER MATTERS
Under the Delaware Statutory Trust Act and Stira Alcentra’s Declaration of Trust, the only matters that may be acted on at a special meeting of Stira Alcentra’s shareholders are those stated in the notice of such special meeting. Accordingly, other than the Merger Proposal, the Adjournment Proposal and any other procedural matters relating to the Merger Proposal, no other business may properly come before the Stira Alcentra Special Meeting. Should any procedural matter requiring a vote of Stira Alcentra’s shareholders arise during the Stira Alcentra Special Meeting, it is the intention of the persons named in the proxy to vote in accordance with their discretion on such procedural matters.

STOCKHOLDERS SHARING AN ADDRESS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement and annual report addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for issuers like Priority and Stira Alcentra.
Please note that only one copy of this joint proxy statement/prospectus may be delivered to two or more stockholders who share an address, unless Priority or Stira Alcentra (as applicable) has received instructions from the applicable shareholder to the contrary. To request a separate copy of this joint proxy statement/prospectus or for instructions as to how to request a separate copy of this joint proxy statement/prospectus or as to how to request a single copy if multiple copies of this joint proxy statement/prospectus are received, shareholders should contact Priority or Stira Alcentra at its address and phone number set forth in “Where You Can Find More Information.”

WHERE YOU CAN FIND MORE INFORMATION
Priority and Stira Alcentra are each required to file with or submit to the SEC annual, semi-annual and quarterly reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, on the SEC’s website at www.sec.gov.
Information with respect to Priority is available free of charge by contacting Priority at 10 East 40th Street, 42nd Floor, New York, New York 10016, by telephone at (212) 448-0702 or on its website at www.priority-incomefund.com.
Information with respect to Stira Alcentra is available free of charge by contacting Stira Alcentra at 18100 Von Karman Avenue, Suite 500, Irvine, California 92612, by telephone number at (877) 567-7264 or on its website at www.stiraALLternatives.com/stira-alcentra-global-credit-fund/.
The information on such websites is not incorporated by reference into this joint proxy statement/prospectus and readers should not consider it to be part of this joint proxy statement/prospectus.

INDEX TO FINANCIAL STATEMENTS
The following financial statements of Priority Income Fund, Inc. are included in this prospectus:

The following financial statements of Stira Alcentra Global Credit Fund are included in this prospectus:

Statement of Assets and Liabilities (unaudited)
As of December 31, 2018

Assets
Investments, at fair value (amortized cost $449,559,629)	$413,193,877
Cash	2,430,543
Receivable for capital shares sold	1,759,776
Interest receivable	530,174
Deferred offering costs (Note 5)	153,563
Due from affiliate (Note 5)	134,717
Prepaid expenses	115,454
Total assets	418,318,104
Liabilities
Mandatorily redeemable preferred stock; ($0.01 par value; 15,000,000 shares authorized; 1,360,000 Series A Term Preferred Stock outstanding with net of offering costs of $304,622 and unamortized discount of $1,003,628; 1,000,000 Series B Term Preferred Stock outstanding with net offering costs of $273,097 and unamortized discount of $758,146) (Note 7)	56,660,507
Payable for investment securities purchased	8,640,000
Due to Adviser (Note 5)	4,798,414
Accrued expenses	1,276,550
Due to Administrator (Note 5)	37,572
Due to affiliate (Note 5)	10,048
Preferred dividend payable	2,020
Total liabilities	71,425,111
Commitments and contingencies (Note 10)	—
Net assets	$346,892,993

Components of net assets:
Common stock, $0.01 par value; 185,000,000 shares authorized; 26,573,578 shares issued and
outstanding (Note 4)	$265,736
Paid-in capital in excess of par	343,328,677
Accumulated undistributed net investment income	43,957,965
Accumulated net realized loss	(4,293,634)
Net unrealized loss on investments	(36,365,751)
Net assets	$346,892,993

Net asset value per share	$13.05

See accompanying notes to financial statements.

Statement of Operations (unaudited)
For the six months ended December 31, 2018

Investment income
Interest income from investments	$34,268,609
Total investment income	34,268,609
Expenses
Incentive fee (Note 5)	5,251,199
Base management fee (Note 5)	3,940,263
Total investment advisory fees	9,191,462

Preferred dividend expense	1,517,927
Transfer agent fees and expenses	663,334
Audit and tax expense	459,302
Valuation services	406,857
Adviser shared service expense (Note 5)	228,903
Report and notice to shareholders	213,393
General and administrative	165,102
Amortization of offering costs (Note 5)	137,460
Administrator costs (Note 5)	128,986
Legal expense	113,823
Insurance expense	99,723
Director fees	75,000
Total expenses	13,401,272
Expense support repayment (Note 5)	—
Net expenses	13,401,272
Net investment income	20,867,337
Net realized and unrealized loss on investments
Net realized loss on investments	(2,188,274)
Net increase in unrealized loss on investments	(11,432,521)
Net realized and unrealized loss on investments	(13,620,795)
Net increase in net assets resulting from operations	$7,246,542

See accompanying notes to financial statements.

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	December 31, 2018	June 30, 2018
	(unaudited)
Net increase in net assets resulting from operations:
Net investment income	$20,867,337	$36,126,816
Net realized loss on investments	(2,188,274)	(943,705)
Net increase in unrealized loss on investments	(11,432,521)	(25,902,826)
Net increase in net assets resulting from operations	7,246,542	9,280,285
Distributions to stockholders:
Dividends from net investment income (Notes 6 and 8)	(7,671,449)	(18,937,383)
Return of capital (Notes 6 and 8)	(11,293,866)	(14,430,036)
Capital gain (Notes 6 and 8)	—	(573,782)
Total distributions to stockholders	(18,965,315)	(33,941,201)
Capital transactions:
Gross proceeds from shares sold (Note 4)	25,241,679	76,497,782
Commissions and fees on shares sold (Note 5)	(1,858,465)	(5,824,712)
Reinvestment of dividends (Note 4)	10,954,447	15,807,913
Repurchase of common shares (Note 4)	(8,407,807)	(14,171,501)
Net increase in net assets from capital transactions	25,929,854	72,309,482
Total increase in net assets	14,211,081	47,648,566
Net assets:
Beginning of year or period	332,681,912	285,033,346
End of year or period (a)	$346,892,993	$332,681,912

(a)Includes accumulated undistributed net investment income of (Note 8):	$43,957,965	$30,762,077

See accompanying notes to financial statements.

Statement of Cash Flows (unaudited)
For the six months ended December 31, 2018

Cash flows used in operating activities:
Net increase in net assets resulting from operations	$7,246,542
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Amortization of common stock offering costs	137,460
Amortization of purchase discount, net	(1,479,399)
Amortization of preferred stock offering costs	25,755
Amortization of preferred stock discount	81,648
Purchases of investments	(86,851,112)
Proceeds from sales of investments	—
Distributions received from investments	4,988,156
Net realized loss on investments	2,188,274
Net increase in unrealized loss on investments	11,432,521
(Increase) Decrease in operating assets:
Deferred offering costs (Note 5)	11,997
Interest receivable	(453,822)
Due from affiliate (Note 5)	(14,624)
Prepaid expenses	57,678
Increase (Decrease) in operating liabilities:
Payable for investment securities purchased	(1,011,717)
Due to Adviser (Note 5)	(389,787)
Accrued expenses	225,906
Due to Administrator (Note 5)	(45,557)
Due to affiliate (Note 5)	(18,972)
Preferred dividend payable	(4,001)
Net cash used in operating activities	(63,873,054)
Cash flows provided by financing activities:
Gross proceeds from shares sold (Note 4)	24,500,782
Commissions and fees on shares sold (Note 5)	(1,801,240)
Distributions paid to stockholders	(12,906,693)
Repurchase of common shares (Note 4)	(8,407,807)
Proceeds from the issuance of mandatorily redeemable preferred stock (Note 7)	24,218,750
Deferred issuance costs for the issuance of preferred stock	(337,555)
Net cash provided by financing activities	25,266,237
Net increase in cash	(38,606,817)
Cash, beginning of period	41,037,360
Cash, end of period	$2,430,543
Supplemental information
Value of shares issued through reinvestment of dividends	$10,954,447
See accompanying notes to financial statements.

Schedule of Investments (unaudited)
As of December 31, 2018

Portfolio Investments(1)(9)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date(11)	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Adams Mill CLO Ltd.	Subordinated Notes	3.99%	7/15/2026	8/12/2014	$500,000	$319,076	$223,625	0.1%
Apidos CLO XVIII(5)(10)	Subordinated Notes	—%	7/22/2026	7/29/2014	750,000	156,774	29,697	—%
Apidos CLO XVIII-R	Subordinated Notes	18.41%	10/22/2030	10/22/2018	410,000	443,816	418,124	0.1%
Apidos CLO XXI	Subordinated Notes	15.58%	7/18/2027	6/18/2015	5,000,000	4,362,381	3,595,210	1.0%
Apidos CLO XXII(4)	Subordinated Notes	10.72%	10/20/2027	10/14/2015	3,000,000	2,711,022	2,349,948	0.7%
Babson CLO Ltd. 2014-II(5)(10)	Subordinated Notes	—%	10/17/2026	9/18/2014	1,000,000	368,052	65,381	—%
Babson CLO Ltd. 2015-I	Subordinated Notes	16.16%	1/20/2031	4/29/2015	3,400,000	2,502,931	1,981,098	0.6%
Barings CLO Ltd. 2018-III(4)	Subordinated Notes	14.28%	7/20/2029	11/18/2014	397,600	244,046	201,008	0.1%
BlueMountain CLO 2012-1 Ltd.(5)(10)	Subordinated Notes	—%	7/20/2023	5/3/2016	5,000,000	122,860	7,830	—%
BlueMountain CLO 2012-2 Ltd.	Subordinated Notes	11.86%	11/20/2028	1/14/2015	3,000,000	2,525,957	1,981,383	0.6%
BlueMountain CLO 2013-2 Ltd.	Subordinated Notes	11.26%	10/22/2030	10/6/2015	1,900,000	1,425,118	1,048,420	0.3%
BlueMountain Fuji US CLO II Ltd.	Subordinated Notes	14.08%	10/20/2030	9/28/2017	2,500,000	2,354,581	2,090,813	0.6%
California Street CLO XI Limited Partnership(5)(10)	LP Certificates	—%	1/17/2025	12/23/2014	18,330,000	344,683	58,308	—%
California Street CLO XII, Ltd.	Subordinated Notes	1.38%	10/15/2025	9/17/2015	14,500,000	8,304,925	6,763,349	1.9%
Carlyle Global Market Strategies CLO 2013-1, Ltd.	Subordinated Notes	19.36%	8/14/2030	6/30/2016	17,550,000	13,065,059	12,210,769	3.5%
Carlyle Global Market Strategies CLO 2013-4, Ltd.	Income Notes	21.06%	1/15/2031	12/28/2016	11,839,488	7,080,103	6,958,676	2.0%
Carlyle Global Market Strategies CLO 2014-1, Ltd.	Income Notes	31.51%	4/17/2025	3/3/2016	12,870,000	6,806,933	8,785,580	2.5%
Carlyle Global Market Strategies CLO 2014-3-R, Ltd.	Subordinated Notes	16.85%	7/28/2031	6/15/2018	15,000,000	12,992,104	13,325,574	3.8%
Carlyle Global Market Strategies CLO 2016-1, Ltd.	Subordinated Notes	24.78%	4/20/2027	4/20/2016	6,500,000	5,864,241	6,127,408	1.8%
Carlyle Global Market Strategies CLO 2016-3, Ltd.(4)	Subordinated Notes	17.13%	10/20/2029	9/13/2016	1,400,000	1,449,796	1,248,483	0.4%
Carlyle Global Market Strategies CLO 2017-5, Ltd.(4)	Subordinated Notes	16.17%	1/20/2030	1/30/2018	10,000,000	9,837,096	8,954,438	2.6%
Cedar Funding II CLO, Ltd.	Subordinated Notes	15.22%	6/10/2030	9/29/2017	2,500,000	1,962,798	1,829,068	0.5%
Cedar Funding IV CLO, Ltd.	Subordinated Notes	12.94%	7/23/2030	6/23/2017	9,592,857	9,358,077	8,123,168	2.3%
Cedar Funding V CLO, Ltd.	Subordinated Notes	17.41%	7/17/2031	10/17/2018	2,358,000	2,439,784	2,308,015	0.7%
Cedar Funding VI CLO, Ltd.	Subordinated Notes	16.85%	10/20/2028	8/10/2017	3,000,000	2,953,513	2,738,559	0.8%
Cent CLO 21 Limited(4)	Subordinated Notes	15.80%	7/27/2030	6/18/2014	510,555	382,962	315,191	0.1%
CIFC Funding 2013-I, Ltd.	Subordinated Notes	19.86%	7/16/2030	6/7/2018	3,000,000	1,600,839	1,514,345	0.4%
CIFC Funding 2013-II, Ltd.	Income Notes	10.68%	10/18/2030	2/11/2014	305,000	205,108	145,472	—%
CIFC Funding 2014, Ltd.	Income Notes	15.60%	1/18/2031	3/13/2014	2,758,900	1,784,926	1,481,939	0.4%
CIFC Funding 2014-III, Ltd.	Income Notes	18.86%	10/22/2031	11/17/2016	$11,700,000	$7,306,169	$6,766,870	2.0%
CIFC Funding 2014-IV-R, Ltd.(4)	Income Notes	17.34%	10/17/2030	9/3/2014	4,286,000	2,593,153	2,308,583	0.7%

Portfolio Investments(1)(9)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date(11)	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
CIFC Funding 2015-I, Ltd.	Subordinated Notes	19.89%	1/22/2031	11/30/2015	7,500,000	5,726,912	5,316,004	1.5%
CIFC Funding 2015-III, Ltd.	Subordinated Notes	20.45%	4/19/2029	5/31/2018	10,000,000	7,872,024	7,585,808	2.2%
CIFC Funding 2015-IV, Ltd.	Subordinated Notes	12.74%	10/20/2027	5/2/2016	9,100,000	7,479,079	7,035,189	2.0%
CIFC Funding 2016-I, Ltd.(4)	Subordinated Notes	13.64%	10/21/2028	12/21/2016	2,000,000	1,830,072	1,665,906	0.5%
CIFC Funding 2017-I, Ltd.	Subordinated Notes	12.61%	4/21/2029	3/9/2017	8,000,000	7,534,156	6,500,450	1.9%
CIFC Funding 2017-IV, Ltd.	Subordinated Notes	15.36%	10/24/2030	9/19/2017	10,000,000	9,778,055	8,333,833	2.4%
Covenant Credit Partners CLO II, Ltd.(5)(6)(10)	Subordinated Notes	—%	10/17/2026	11/12/2014	4,392,156	506,873	658,020	0.2%
Galaxy XIX CLO, Ltd.(4)	Subordinated Notes	14.09%	7/24/2030	12/8/2016	2,750,000	1,837,443	1,384,303	0.4%
Galaxy XXVIII CLO, Ltd.(4)	Subordinated Notes	11.92%	7/15/2031	6/27/2014	250,000	181,628	127,374	—%
GoldenTree Loan Opportunities IX, Ltd.(4)	Subordinated Notes	14.91%	10/29/2029	7/24/2017	3,250,000	2,369,748	1,753,729	0.5%
Halcyon Loan Advisors Funding 2014-2 Ltd.(4)(10)	Subordinated Notes	—%	4/28/2025	4/28/2014	400,000	219,217	125,750	—%
Halcyon Loan Advisors Funding 2014-3 Ltd.	Subordinated Notes	7.75%	10/22/2025	9/29/2014	500,000	324,242	238,774	0.1%
Halcyon Loan Advisors Funding 2015-1 Ltd.	Subordinated Notes	17.11%	4/20/2027	4/16/2015	3,000,000	2,050,209	1,814,975	0.5%
Halcyon Loan Advisors Funding 2015-2 Ltd.	Subordinated Notes	19.39%	7/25/2027	6/24/2015	3,000,000	2,260,746	2,001,251	0.6%
Halcyon Loan Advisors Funding 2015-3 Ltd.(4)	Subordinated Notes	18.20%	10/18/2027	9/3/2015	7,000,000	6,038,222	5,360,349	1.5%
HarbourView CLO VII-R, Ltd.(4)	Subordinated Notes	22.02%	7/18/2031	6/10/2015	275,000	191,680	183,010	0.1%
Jefferson Mill CLO Ltd.(4)	Subordinated Notes	13.49%	10/20/2031	7/28/2015	6,049,689	4,650,496	3,267,469	0.9%
LCM XV Limited Partnership	Income Notes	7.66%	7/20/2030	2/25/2014	250,000	187,153	125,789	—%
LCM XVI Limited Partnership	Income Notes	11.74%	10/15/2031	6/19/2014	6,814,685	4,361,201	3,087,270	0.9%
LCM XVII Limited Partnership	Income Notes	17.62%	10/15/2031	10/15/2014	1,000,000	684,265	630,648	0.2%
Madison Park Funding XIII, Ltd.(4)	Subordinated Notes	21.86%	1/19/2025	2/27/2014	13,000,000	9,343,255	9,043,703	2.6%
Madison Park Funding XIV, Ltd.(4)	Subordinated Notes	16.32%	10/22/2030	8/6/2014	14,000,000	10,478,113	9,967,589	2.9%
Madison Park Funding XV, Ltd.	Subordinated Notes	17.86%	1/27/2026	12/29/2014	4,000,000	3,032,067	3,017,114	0.9%
Mountain View CLO 2014-1 Ltd.	Income Notes	6.19%	10/15/2026	9/25/2014	1,000,000	597,316	345,414	0.1%
Mountain View CLO IX Ltd.(4)	Subordinated Notes	18.64%	7/15/2031	6/25/2015	5,000,000	3,291,124	3,472,589	1.0%
Octagon Investment Partners XIV, Ltd.(4)	Income Notes	17.97%	7/15/2029	12/6/2017	6,150,000	3,842,040	3,286,958	0.9%
Octagon Investment Partners XVII, Ltd.(7)	Subordinated Notes	22.15%	1/27/2031	7/2/2018	16,153,000	7,896,256	7,941,548	2.3%
Octagon Investment Partners 18-R Ltd.(4)	Subordinated Notes	18.46%	4/16/2031	8/4/2015	4,568,944	2,732,884	2,523,126	0.7%
Octagon Investment Partners XX, Ltd.(10)	Subordinated Notes	—%	8/14/2026	8/12/2014	500,000	340,150	240,376	0.1%
Octagon Investment Partners XXI, Ltd.(4)	Subordinated Notes	14.66%	11/14/2026	1/13/2016	10,700,000	6,464,140	6,361,019	1.8%
Octagon Investment Partners XXII, Ltd.	Subordinated Notes	19.35%	1/22/2030	11/25/2014	6,625,000	4,800,376	4,299,078	1.2%
Octagon Investment Partners XXIII, Ltd.	Subordinated Notes	26.67%	7/15/2027	2/8/2016	$12,000,000	$9,647,451	$11,128,522	3.2%
Octagon Investment Partners 27, Ltd.	Subordinated Notes	18.87%	7/15/2030	11/2/2018	5,000,000	3,711,193	3,492,408	1.0%

Octagon Investment Partners 30, Ltd.(4)	Subordinated Notes	15.35%	3/17/2030	11/20/2017	9,525,000	9,139,316	7,860,690	2.3%
Octagon Investment Partners 33, Ltd.	Subordinated Notes	17.46%	1/20/2031	7/11/2018	2,850,000	2,599,460	2,648,434	0.8%
Portfolio Investments(1)(9)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date(11)	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Octagon Loan Funding, Ltd.	Subordinated Notes	14.19%	11/18/2031	9/17/2014	3,240,000	2,250,446	1,983,727	0.6%
OZLM VI, Ltd.	Subordinated Notes	14.29%	4/17/2031	11/3/2016	15,688,991	10,586,633	8,099,124	2.3%
OZLM VII, Ltd.	Subordinated Notes	11.39%	7/17/2029	11/6/2015	2,654,467	1,674,512	1,400,794	0.4%
OZLM VIII, Ltd.	Subordinated Notes	8.01%	10/17/2029	9/9/2014	950,000	600,136	455,334	0.1%
OZLM IX, Ltd.	Subordinated Notes	13.75%	10/20/2031	2/27/2017	15,000,000	11,235,195	8,902,011	2.6%
OZLM XII, Ltd.(4)	Subordinated Notes	13.47%	4/30/2027	1/20/2017	12,122,952	9,825,534	7,634,557	2.2%
OZLM XXII, Ltd.	Subordinated Notes	18.81%	1/17/2031	5/16/2017	27,343,000	15,672,081	14,720,278	4.2%
Regatta IV Funding Ltd.(5)(10)	Subordinated Notes	—%	7/27/2026	6/26/2014	250,000	4,958	1,749	—%
Romark WM-R Ltd.(4)	Subordinated Notes	13.26%	4/20/2031	5/15/2014	490,713	393,046	281,821	0.1%
Sound Point CLO 2017-3, Ltd.	Subordinated Notes	17.29%	10/20/2030	7/13/2018	4,000,000	3,939,471	3,888,007	1.1%
Sound Point CLO XVIII, Ltd.	Subordinated Notes	16.52%	1/20/2031	10/31/2018	4,000,000	4,214,207	3,881,672	1.1%
Symphony CLO XIV, Ltd.(4)(10)	Subordinated Notes	—%	7/14/2026	5/29/2014	750,000	500,944	348,493	0.1%
Symphony CLO XVI, Ltd.	Subordinated Notes	10.21%	10/15/2031	7/15/2015	5,000,000	4,316,053	3,325,733	1.0%
THL Credit Wind River 2013-1 CLO, Ltd.(4)	Subordinated Notes	16.21%	7/20/2030	11/3/2017	10,395,000	7,870,770	6,138,920	1.8%
THL Credit Wind River 2013-2 CLO, Ltd.	Income Notes	17.68%	10/18/2030	12/29/2017	3,250,000	2,003,206	1,679,614	0.5%
THL Credit Wind River 2014-1 CLO, Ltd.	Subordinated Notes	20.59%	7/18/2031	7/13/2018	11,800,000	7,017,698	7,441,700	2.1%
Venture XVIII CLO, Ltd.	Subordinated Notes	22.12%	10/15/2029	7/18/2018	4,750,000	3,294,457	3,300,586	1.0%
Venture 28A CLO, Ltd.	Subordinated Notes	17.95%	10/20/2029	7/18/2018	12,000,000	10,677,138	10,635,433	3.1%
Venture XXX CLO, Ltd.	Subordinated Notes	17.54%	1/15/2031	7/18/2018	5,100,000	4,554,715	4,496,946	1.3%
Venture XXXII CLO, Ltd.	Subordinated Notes	18.90%	7/18/2031	10/11/2018	7,929,328	7,959,400	7,505,968	2.2%
Voya IM CLO 2013-1, Ltd.(4)	Income Notes	15.30%	10/15/2030	6/14/2016	4,174,688	2,764,424	2,269,959	0.7%
Voya IM CLO 2013-3, Ltd.	Subordinated Notes	9.12%	10/18/2031	2/23/2015	4,000,000	2,377,878	1,783,719	0.5%
Voya IM CLO 2014-1, Ltd.(4)	Subordinated Notes	14.42%	4/18/2031	3/13/2014	314,774	226,145	174,668	0.1%
Voya CLO 2014-3, Ltd.	Subordinated Notes	10.79%	7/25/2026	4/15/2015	7,000,000	4,135,739	3,110,612	0.9%
Voya CLO 2014-4, Ltd.	Subordinated Notes	14.09%	7/14/2031	11/25/2014	1,000,000	780,587	596,789	0.2%
Voya CLO 2015-2, Ltd.	Subordinated Notes	14.72%	7/23/2027	7/23/2015	500,000	421,883	340,989	0.1%
Voya CLO 2016-1, Ltd.(4)	Subordinated Notes	20.30%	1/21/2031	2/25/2016	7,750,000	6,795,015	6,702,264	1.9%
Voya CLO 2016-3, Ltd.(4)	Subordinated Notes	13.32%	10/18/2031	10/27/2016	5,000,000	4,855,605	4,046,285	1.2%
Voya CLO 2017-3, Ltd.(4)	Subordinated Notes	12.61%	7/20/2030	7/12/2017	5,750,000	6,290,316	5,527,667	1.6%
Voya CLO 2018-1, Ltd.	Subordinated Notes	15.63%	4/19/2031	4/6/2018	$10,000,000	$9,931,048	$9,314,161	2.7%
West CLO 2014-1 Ltd.	Subordinated Notes	13.59%	7/18/2026	7/24/2014	13,375,000	9,924,073	9,054,865	2.6%
Total Collateralized Loan Obligation - Equity Class						$409,233,846	$372,509,242	107.4%

Portfolio Investments(1)(9)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date(11)	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Debt Class (Cayman Islands)(7)
Cent CLO 21 Limited(4)	Class E Notes	11.16% (LIBOR + 8.65%)	7/27/2030	7/27/2018	$109,122	$102,986	$111,203	—%
CIFC Funding 2014-V, Ltd.(4)	Class F Notes	11.32% (LIBOR + 8.50%)	10/17/2031	9/27/2018	750,000	729,027	757,137	0.2%
CIFC Funding 2015-IV, Ltd.(8)	Class E-R Notes	LIBOR + 8.65%	10/20/2027	1/22/2019	9,000,000	8,640,000	8,602,489	2.5%
Galaxy XXVIII CLO, Ltd.(4)	Class F Junior Notes	10.92% (LIBOR + 8.48%)	7/15/2031	7/16/2018	41,713	38,761	42,414	—%
HarbourView CLO VII-R, Ltd.	Class F Notes	10.71% (LIBOR + 8.27%)	7/18/2031	10/31/2018	6,000,000	5,782,760	6,042,193	1.7%
Mountain View CLO IX Ltd.	Class E Notes	10.46% (LIBOR + 8.02%)	7/15/2031	10/31/2018	3,625,000	3,484,452	3,586,455	1.0%
OZLM VIII, Ltd.	Class E Notes	10.79% (LIBOR + 8.17%)	10/17/2029	11/15/2018	8,400,000	8,154,422	8,364,756	2.4%
Venture XIX CLO, Ltd.	Class F-RR Notes	10.93% (LIBOR + 8.50%)	1/15/2032	12/11/2018	7,900,000	7,666,463	7,861,984	2.3%
Total Collateralized Loan Obligation - Equity Class						$34,598,871	$35,368,631	10.2%

Total Portfolio Investments						$443,832,717	$407,877,873	117.6%
Other liabilities in excess of assets							(60,984,880)	(17.6)%
Net Assets							$346,892,993	100.0%

(1) The Company does not “control” and is not an “affiliate” of any of the portfolio investments, each term as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if the Company owned 5% or more of its voting securities.

(2) The CLO subordinated notes/securities/fee notes, income notes and preferred shares are considered equity positions in the CLOs. The CLO equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to debt holders and fund expenses. The current estimated yield is based on the current projections of this excess cash flow taking into account assumptions which have been made regarding expected prepayments, losses and future reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions.

(3) Fair value is determined by or under the direction of the Company’s Board of Directors. As of December 31, 2018, all of the Company’s investments were classified as Level 3. ASC 820 classifies such unobservable inputs used to measure fair value as Level 3 within the valuation hierarchy. See Notes 2 and 3 within the accompanying notes to financial statements for further discussion.

(4) Co-investment with other entities managed by an affiliate of the Adviser (see Note 5).
(5) Security was called for redemption and the liquidation of the underlying loan portfolio is ongoing.
(6) Principal amount of subordinated notes and subordinated fee note is $4,000,000 and $392,156, respectively.
(7) The interest rate on these investments is subject to the base rate of 3-Month LIBOR, which was 2.80% at December 31, 2018. The current base rate for each investment may be different from the reference rate on December 31, 2018.

(8) This investment was not settled as of December 31, 2018 and therefore was not accruing income.
(9) Restricted securities for which quotations are not readily available are valued at fair value, as determined by the Board of Directors.
(10) The effective yield has been estimated to be 0% as expected future cash flows are anticipated to not be sufficient to repay the investment at cost. If the expected investment proceeds increase, there is a potential for future investment income from the investment. Distributions, once received, will be recognized as return of capital with any remaining unamortized investment costs written off if the actual distributions are less than the amortized investment cost. If an investment has been impaired upon being called, any future distributions will be recorded as a return of capital. To the extent that the impaired CLO’s cost basis is fully recovered, any future distributions will be recorded as realized gains.

(11)In accordance with endnote 8 of Regulation S-X Rule 12-12 - Form and Content of Schedules - Investments in securities of unaffiliated issuers, we have updated the presentation of our Schedule of Investments to include the acquisition dates of our investments.

See accompanying notes to financial statements.

Notes to Financial Statements (unaudited)
December 31, 2018

Note 1. Principal Business and Organization
Priority Income Fund, Inc., (the “Company,” “us,” “our,” or “we”) was incorporated under the general corporation laws of the State of Maryland on July 19, 2012 as an externally managed, nondiversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and commenced operations on May 9, 2013. In addition, the Company has elected to be treated for tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Company’s investment objective is to generate current income, and as a secondary objective, long-term capital appreciation. We seek to achieve our investment objective by investing, under normal circumstances, in senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated (“Senior Secured Loans”) with an emphasis on current income. Our investments may take the form of the purchase of Senior Secured Loans (either in the primary or secondary markets) or through investments in the equity and junior debt tranches of collateralized loan obligation (“CLO”) vehicles that in turn own pools of Senior Secured Loans. The Company intends to invest in both the primary and secondary markets.

The Company is managed by Priority Senior Secured Income Management, LLC (the “Adviser”), which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is 50% owned by Prospect Capital Management, L.P. (“PCM”) and 50% by Stratera Holdings, LLC (“Stratera Holdings”).

The Company is offering up to 100,000,000 shares of its common stock, on a best efforts basis. The Company commenced the offering on May 9, 2013, at an initial offering price of $15.00 per share, for an initial offering period of 36 months from the date of the commencement of the offering. On January 6, 2014, the Company satisfied its minimum offering requirement by raising over $2.5 million from selling shares to persons not affiliated with the Company or the Adviser (the “Minimum Offering Requirement”), and as a result, broke escrow and commenced making investments.

On February 9, 2016 the Company’s Board of Directors approved an 18-month extension to the offering period for the sale of shares through November 9, 2017. Subsequently, on May 30, 2017, our Board of Directors approved a continuation of this offering for an additional two years, extending this offering until the earlier of (i) November 2, 2019, or (ii) the date upon which 150,000,000 shares have been sold in the course of the offering of the Company’s shares, unless further extended by our Board of Directors.

Note 2. Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

Basis of Presentation
The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) pursuant to the requirements of ASC 946, Financial Services - Investment Companies (“ASC 946”), and Articles 6 and 12 of Regulation S-X.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income, expenses and gains (losses) during the reporting period. Actual results could differ from those estimates and those differences could be material.

Cash
Cash are funds deposited with financial institutions.

Investment Valuation
The Company follows guidance under U.S. GAAP, which classifies the inputs used to measure fair values into the following hierarchy:

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

Level 2. Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities on an inactive market, or other observable inputs other than quoted prices.

Level 3. Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

Investments for which market quotations are readily available are valued at such market quotations and are classified in Level 1 of the fair value hierarchy.

U.S. government securities for which market quotations are available are valued at a price provided by an independent pricing agent or primary dealer. The pricing agent or primary dealer provides these prices usually after evaluating inputs including yield curves, credit rating, yield spreads, default rates, cash flows, broker quotes and reported trades. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

With respect to investments for which market quotations are not readily available, or when such market quotations are deemed not to represent fair value, the board of directors (the “Board”) has approved a multi-step valuation process for each quarter, as described below, and such investments are classified in Level 3 of the fair value hierarchy:

1.	Each portfolio investment is reviewed by investment professionals of the Adviser with the independent valuation firm engaged by the Board.

2.	The independent valuation firm prepares independent valuations based on its own independent assessments and issue its report.

3.
The Audit Committee of the Board (the “Audit Committee”) reviews and discusses with the independent valuation firm the valuation report, and then makes a recommendation to the Board of the value for each investment.

4.
The Board discusses valuations and determines the fair value of such investments in the Company’s portfolio in good faith based on the input of the Adviser, the respective independent valuation firm and the Audit Committee.

The Company’s investments in CLOs are classified as Level 3 fair value measured securities under ASC 820 and are valued using both a discounted single-path cash flow model and a discounted multi-path cash flow model. The CLO structures are analyzed to identify the risk exposures and to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized in the multi-path cash flow model using Monte Carlo simulations, which is a simulation used to model the probability of different outcomes, to generate probability-weighted (i.e., multi-path) cash flows from the underlying assets and liabilities.  These cash flows, after payments to debt tranches senior to our equity positions, are discounted using appropriate market discount rates, and relevant data in the CLO market as well as certain benchmark credit indices are considered, to determine the value of each CLO investment.  In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the multi-path cash flows.  We are not responsible for and have no influence over the asset management of the portfolios underlying the CLO investments we hold, as those portfolios are managed by non-affiliated third party CLO collateral managers. The main risk factors are default risk, prepayment risk, interest rate risk, downgrade risk, and credit spread risk.

The types of factors that are taken into account in fair value determination include, as relevant, market changes in expected returns for similar investments, performance improvement or deterioration, the nature and realizable value of any collateral, the issuer’s ability to make payments and its earnings and cash flows, the markets in which the issuer does business, comparisons to traded securities, and other relevant factors.

Securities Transactions
Securities transactions are recorded on trade date. Realized gains or losses on investments are calculated by using the specific identification method. In accordance with ASC 325-40, Beneficial Interest in Securitized Financial Assets, investments in CLOs are periodically assessed for other-than-temporary impairment (“OTTI”). When the Company determines that a CLO has OTTI, the amortized cost basis of the CLO is written down to its fair value as of the date of the determination based on events and information evaluated and that write-down is recognized as a realized loss.

Revenue Recognition
Interest income from investments in the “equity” positions of CLOs (typically income notes, subordinated notes or preferred shares) is recorded based on an estimation of an effective yield to expected maturity utilizing assumed future cash flows. The Company monitors the expected cash inflows from CLO equity investments, including the expected residual payments, and the estimated effective yield is updated periodically. Interest income from investments in the “debt” positions of CLOs, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis.

Preferred Stock
The Company carries its mandatorily redeemable preferred stock at accreted cost on the Statement of Assets and Liabilities, and not fair value. Refer to “Note 7. Mandatorily Redeemable Preferred Stock” for further details. In accordance with ASC 480-10-25, the Company’s mandatorily redeemable preferred stock has been classified as a liability on the Statement of Assets and Liabilities. Dividend payments relating to the mandatorily redeemable preferred stock are included in preferred dividend payable on the Statement of Assets and Liabilities and preferred dividend expense on the Statement of Operations.

Offering Costs
Offering costs are capitalized to deferred offering costs on the Statement of Assets and Liabilities and amortized to expense over the 12 month period following such capitalization on a straight line basis.

Offering expenses consist of costs for the registration, certain marketing and distribution of the Company’s shares. These expenses include, but are not limited to, expenses for legal, accounting, printing and certain marketing, and include salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others for providing these services.

Due to Adviser
Amounts due to our Adviser consist of expense support repayments, base management fees, incentive fees, routine non-compensation overhead, operating expenses paid on behalf of the Company and offering expenses paid on behalf of the Company. All balances due to the Adviser are settled quarterly.

Dividends and Distributions
Dividends and distributions to stockholders, which are determined in accordance with federal income tax regulations, are recorded on the record date. The amount to be paid out as a dividend or distribution is approved by the Board. Net realized capital gains, if any, are generally distributed or deemed distributed at least annually.

Income Taxes
The Company has elected to be treated as a RIC for U.S. federal income tax purposes and intends to comply with the requirement of the Code applicable to RICs. In order to continue to qualify for RIC tax treatment among other things, the Company is required to distribute at least 90% of its investment company taxable income (the “Annual Distribution Requirement”) and intends to distribute all of the Company’s investment company taxable income and net capital gain to stockholders; therefore, the Company has made no provision for income taxes. The character of income and gains that the Company will distribute is determined in accordance with income tax regulations that may differ from U.S. GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

As of December 31, 2018, the cost basis of investments for tax purposes was $407,166,874 resulting in estimated gross unrealized appreciation and depreciation of $31,012,989 and $24,985,986, respectively.

If the Company does not distribute (or is not deemed to have distributed) at least (1) 98% of its calendar year ordinary income; (2) 98.2% of its capital gains for the one-year period ending October 31 in that calendar year; and (3) any income recognized but not distributed in the preceding years and on which the Company paid no corporate-level tax, the Company will generally be required to pay an excise tax equal to 4% of such excess amounts. To the extent that the Company determines that its estimated current calendar year taxable income will be in excess of estimated current calendar year dividend distributions from such taxable income, the Company accrues excise taxes, if any, on estimated excess taxable income. As of and for the calendar year ended December 31, 2018, we determined that the Company met the distribution requirements and therefore was not required to pay excise tax. Additionally, as of Decmber 31, 2018, we do not expect to have any excise tax due for 2018 calendar year. Thus, we have not accrued any excise tax for this period.

If the Company fails to satisfy the Annual Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, the
Company would be subject to tax on all of its taxable income at regular corporate rates. The Company would not be able to deduct distributions to stockholders, nor would the Company be required to make distributions. Distributions would generally be taxable to the Company’s individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to qualified dividend income to the extent of the Company’s current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, the Company would be required to distribute to its stockholders the Company’s accumulated earnings and profits attributable to non-RIC years reduced by an interest charge of 50% of such earnings and profits payable by us as an additional tax. In addition, if the Company failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, the Company would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Company had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years.

In September 2016, the IRS and U.S. Treasury Department issued proposed regulations that, if finalized, would provide that the income inclusions from a Passive Foreign Investment Company (“PFIC”) with a Qualified Electing Fund (“QEF”) or a Controlled Foreign Corporation (“CFC”) would not be good income for purposes of the 90% Income Test unless the Company receives a cash distribution from such entity in the same year attributable to the included income. If such income were not considered “good income” for purposes of the 90% income test, the Company may fail to qualify as a RIC.

It is unclear whether or in what form these regulations will be adopted or, if adopted, whether such regulations would have a significant impact on the income that could be generated by the Company. If adopted, the proposed regulations would apply to taxable years of the Company beginning on or after 90 days after the regulations are published as final. The Company is monitoring the status of the proposed regulations and is assessing the potential impact of the proposed tax regulation on its operations.

The Company follows ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than not threshold are recorded as a tax benefit or expense in the current year. As of December 31, 2018 and for the six months then ended, the Company did not have a liability for any unrecognized tax benefits, respectively. Management has analyzed the Company’s positions taken and expected to be taken on its income tax returns for all open tax years and for the year ended June 30, 2018, and has concluded that as of December 31, 2018, no provision for uncertain tax position is required in the Company’s financial statements. Our determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. All federal and state income tax returns for each tax year in the three-year period ended June 30, 2018 remain subject to examination by the Internal Revenue Service and state departments of revenue.

Recent Accounting Pronouncement
In June 2016, the FASB issued ASU 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”), which amends the financial instruments impairment guidance so that an entity is required to measure expected credit losses for financial assets based on historical experience, current conditions and reasonable and supportable forecasts. As such, an entity will use forward-looking information to estimate credit losses. ASU 2016-13 also amends the guidance in FASB ASC Subtopic No. 325-40, Investments-Other, Beneficial Interests in Securitized Financial Assets, related to the subsequent measurement of accretable yield recognized as interest income over the life of a beneficial interest in securitized financial assets under the effective yield method. ASU 2016-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Early adoption is permitted as of the fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. We are currently evaluating the impact, if any, of adopting this ASU on our financial statements.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments (“ASU 2016-15”), which addresses certain aspects of cash flow statement classification. One such amendment requires cash payments for debt prepayment or debt extinguishment costs to be classified as cash outflows for financing activities. ASU 2016-15 is effective for financial statements issued for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. The amended guidance in ASU 2016-15 did not have a significant effect on our financial statements and disclosures.

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606), which amends accounting guidance for revenue recognition arising from contracts with customers. Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration the entity expects to be entitled to in exchange for those goods or services. In August 2015, the FASB also issued ASU 2015-14, Revenue from Contracts with Customers (Topic 606): Deferral of the Effective Date, which deferred the effective date of the standard for one year. As a result, the guidance is effective for financial statements issued for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. Based on the scope exception in Topic 606, this guidance had no impact on the Company.

In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. The standard will modify the disclosure requirements for fair value measurements by removing, modifying, or adding certain disclosures. ASU No. 2018-13 is effective for annual reporting periods beginning after December 15, 2019, including interim periods within that reporting period. Early adoption is permitted upon issuance of this ASU. We are currently evaluating the impact of adopting this ASU on our financial statements.

Note 3. Portfolio Investments
Purchases of investment securities (excluding short-term securities) for six months ended December 31, 2018 were $86,851,112. Six investments have been called for redemption and the liquidation of the underlying portfolios is ongoing. During the six months ended December 31, 2018, the Company recorded OTTI on these investments, resulting in realized losses of $2,270,417. The Company received $82,143 from liquidating payments on investments that were previously written-off for tax purposes which resulted in a realized gain.

The following table summarizes the inputs used to value the Company’s investments measured at fair value as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Assets
Collateralized Loan Obligations - Equity Class	$—	$—	$377,825,246	$377,825,246
Collateralized Loan Obligations - Debt Class	—	—	35,368,631	35,368,631
	$—	$—	$413,193,877	$413,193,877

The following is a reconciliation of investments for which Level 3 inputs were used in determining fair value:

	Collateralized Loan Obligation - Equity Class	Collateralized Loan Obligation - Debt Class	Total
Fair value at June 30, 2018	$343,433,732	$38,585	$343,472,317
Net realized loss on investments	(2,188,274)	—	(2,188,274)
Net increase in unrealized loss on investments	(12,202,281)	769,760	(11,432,521)
Purchases of investments	52,315,400	34,535,712	86,851,112
Distributions received from investments	(4,988,156)	—	(4,988,156)
Proceeds from sales of investments	—	—	—
Amortization of purchase discount, net	1,454,825	24,574	1,479,399
Transfers into Level 3(1)	—	—	—
Transfers out of Level 3(1)	—	—	—
Fair value at December 31, 2018	$377,825,246	$35,368,631	$413,193,877

Net increase in unrealized loss attributable to Level 3 investments still held at the end of the period	$(12,627,158)	$769,760	$(11,857,398)

(1) Transfers are assumed to have occurred at the beginning of the quarter during which the asset was transferred. There were no transfers in or out of Level 3 during the six months ended December 31, 2018.

The following table provides quantitative information about significant unobservable inputs used in the fair value measurement of Level 3 investments as of December 31, 2018:

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range(1)(2)	Weighted Average(1)(2)
Collateral Loan Obligations - Equity Class	$377,825,246	Discounted Cash Flow	Discount Rate	14.31% - 40.05%	20.16%
Collateral Loan Obligations - Debt Class	35,368,631	Discounted Cash Flow	Discount Rate	10.64% - 12.44%	11.32%
Total Level 3 Investments	$413,193,877

(1) Excludes investments that have been called for redemption.
(2) Represents the implied discount rate based on our internally generated single-path cash flows that are derived from the fair value estimated by the corresponding multi-path cash flow model utilized by the independent valuation firm.
In determining the range of values for our investments in CLOs, the independent valuation firm uses a discounted multi-path cash flow model. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view as well as to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized in the multi-path cash flow model using Monte Carlo simulations to generate probability-weighted (i.e., multi-path) cash flows for the underlying assets and liabilities. These cash flows are discounted using appropriate market discount rates, and relevant data in the CLO market and certain benchmark credit indices are considered, to determine the value of each CLO investment. In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the corresponding multi-path cash flow model.

The significant unobservable input used to value the CLOs is the discount rate applied to the estimated future cash flows expected to be received from the underlying investment, which includes both future principal and interest payments. Included in the consideration and selection of the discount rate are the following factors: risk of default, comparable investments, and call provisions. An increase or decrease in the discount rate applied to projected cash flows, where all other inputs remain constant, would result in a decrease or increase, respectively, in the fair value measurement.

The Company is not responsible for and has no influence over the management of the portfolios underlying the CLO investments the Company holds as those portfolios are managed by non-affiliated third party CLO collateral managers. CLO investments may be riskier and less transparent to the Company than direct investments in underlying companies. CLOs typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans.

The Company’s portfolio primarily consists of residual interests investments in CLOs, which involve a number of significant risks. CLOs are typically highly levered (10 - 14 times), and therefore the residual interest tranches that the Company invests in are subject to a higher degree of risk of total loss. In particular, investors in CLO residual interests indirectly bear risks of the underlying loan investments held by such CLOs. The Company generally has the right to receive payments only from the CLOs, and generally do not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs the Company targets generally enable the investor to acquire interests in a pool of senior loans without the expenses associated with directly holding the same investments, the Company’s prices of indices and securities underlying CLOs will rise or fall. These prices (and, therefore, the values of the CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure by a CLO investment in which the Company invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to reductions in its payments to the Company. In the event that a CLO fails certain tests, holders of debt senior to the Company may be entitled to additional payments that would, in turn, reduce the payments the Company would otherwise be entitled to receive. Separately, the Company may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO or any other investment the Company may make. If any of these occur, it could materially and adversely affect the Company’s operating results and cash flows.

The interests the Company has acquired in CLOs are generally thinly traded or have only a limited trading market. CLOs are typically privately offered and sold, even in the secondary market. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO residual interests carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that the Company’s investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO investment or unexpected investment results. The Company’s net asset value may also decline over time if the Company’s principal recovery with respect to CLO residual interests is less than the price that the Company paid for those investments. The Company’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on its value.

An increase in LIBOR would materially increase the CLO’s financing costs. Since most of the collateral positions within the CLOs have LIBOR floors, there may not be corresponding increases in investment income (if LIBOR increases but stays below the LIBOR floor rate of such investments) resulting in materially smaller distribution payments to the residual interest investors.

On July 27, 2017, the Financial Conduct Authority (“FCA”) announced that it will no longer persuade or compel banks to submit rates for the calculation of the LIBOR rates after 2021 (the “FCA Announcement”). Furthermore, in the United States, efforts to identify a set of alternative U.S. dollar reference interest rates include proposals by the Alternative Reference Rates Committee of the Federal Reserve Board and the Federal Reserve Bank of New York. On August 24, 2017, the Federal Reserve Board requested public comment on a proposal by the Federal Reserve Bank of New York, in cooperation with the Office of Financial Research, to produce three new reference rates intended to serve as alternatives to LIBOR. These alternative rates are based on overnight repurchase agreement transactions secured by U.S. Treasury Securities. On December 12, 2017, following consideration of public comments, the Federal Reserve Board concluded that the public would benefit if the Federal Reserve Bank of New York published the three proposed reference rates as alternatives to LIBOR (the “Federal Reserve Board Notice”). Recently, the CLOs we have invested in have included, or have been amended to include, language permitting the CLO investment manager to implement a market replacement rate (like those proposed by the Alternative Reference Rates Committee of the Federal Reserve Board and the Federal Reserve Bank of New York) upon the occurrence of certain material disruption events. However, we cannot ensure that all CLOs in which we are invested will have such provisions, nor can we ensure the CLO investment managers will undertake the suggested amendments when able.

At this time, it is not possible to predict the effect of the FCA Announcement, the Federal Reserve Board Notice, or other regulatory changes or announcements, any establishment of alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom, the United States or elsewhere. As such, the potential effect of any such event on our net investment income cannot yet be determined. The CLOs in which the Company is invested generally contemplate a scenario where LIBOR is no longer available by requiring the CLO administrator to calculate a replacement rate primarily through dealer polling on the applicable measurement date. However, there is uncertainty regarding the effectiveness of the dealer polling processes, including the willingness of banks to provide such quotations, which could adversely impact our net investment income. In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of the CLOs in which we invest, is currently unclear. To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and liabilities which could have an adverse impact on the Company’s net investment income and portfolio returns.

If the Company owns more than 10% of the shares in a foreign corporation that is treated as a CFC (including residual interest tranche investments in a CLO investment treated as a CFC), for which the Company is treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to its pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), the Company is required to include such deemed distributions from a CFC in its income and the Company is required to distribute such income to maintain its RIC tax treatment regardless of whether or not the CFC makes an actual distribution during such year.

The Company owns shares in PFICs (including residual interest tranche investments in CLOs that are PFICs), therefore the Company may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend to its stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Company to recognize its share of the PFICs income for each year regardless of whether the Company receives any distributions from such PFICs. The Company must nonetheless distribute such income to maintain its tax treatment as a RIC.

If the Company is required to include amounts in income prior to receiving distributions representing such income, the Company may have to sell some of its investments at times and/or at prices management would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Company is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The Company’s portfolio is concentrated in CLO vehicles, which is subject to a risk of loss if that sector experiences a market downturn. The Company is subject to credit risk in the normal course of pursuing its investment objectives. The Company’s maximum risk of loss from credit risk for its portfolio investments is the inability of the CLO collateral managers to return up to the cost value due to defaults occurring in the underlying loans of the CLOs.

Investments in CLO residual interests generally offer less liquidity than other investment grade or high-yield corporate debt, and may be subject to certain transfer restrictions. The Company’s ability to sell certain investments quickly in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments. In addition,

CLOs are subject to the possibility of liquidation upon an event of default of certain minimum required coverage ratios, which could result in full loss of value to the CLO residual interests and junior debt investors.

The fair value of the Company’s investments may be significantly affected by changes in interest rates. The Company’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. In the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its investments and operating results. In the event of a declining interest rate environment, a faster than anticipated rate of prepayments is likely to result in a lower than anticipated yield.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the currently assigned valuations.

Note 4. Capital
The Company offers its shares of common stock with varying up-front sales loads and has elected to designate each level of sales load as a “class” solely as a means of identifying those differing sales loads and the different channels through which shares are sold. Shares available to the general public are charged selling commissions and dealer manager fees and are referred to as “Class R Shares”. Shares available to accounts managed by registered investment advisers are charged dealer manager fees but no selling commissions and are referred to as “Class RIA Shares”. Shares available for purchase through (1) fee-based programs, also known as wrap accounts, of investment dealers, (2) participating broker-dealers that have alternative fee arrangements with their clients, (3) certain registered investment advisors or (4) bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers are charged no selling commissions or dealer manager fees and are referred to as “Class I Shares.” Although the Company uses “Class” designations to indicate its differing sales load structures, the Company does not operate as a multi-class fund.

The Company’s authorized stock consists of 200,000,000 shares of stock, par value $0.01 per share, 15,000,000 of which are classified as Term Preferred Stock, par value $0.01 per share, or “Term Preferred Stock”, and 185,000,000 of which are classified as common stock. All shares of Common Stock have identical voting and distributions rights, and bear their own pro rata portion of the Company’s expenses and have the same net asset value.

Transactions in shares of common stock were as follows during the six months ended December 31, 2018 and the year ended June 30, 2018:

	Total
	Shares	Amount
Six Months Ended December 31, 2018:
Shares sold	1,679,573	$25,241,679
Shares issued from reinvestment of distributions	824,398	10,954,447
Repurchase of common shares	(629,010)	(8,407,807)
Net increase from capital transactions	1,874,961	$27,788,319

Year Ended June 30, 2018:
Shares sold	4,822,552	$76,497,782
Shares issued from reinvestment of distributions	1,133,607	15,807,913
Repurchase of common shares	(1,010,627)	(14,171,501)
Net increase from capital transactions	4,945,532	$78,134,194

At December 31, 2018, the Company has 26,573,578 shares issued and outstanding.

At June 30, 2018, the Company has 24,698,617 shares issued and outstanding.

Share Repurchase Program
The Company conducts quarterly tender offers pursuant to its share repurchase program. The Company’s Board considers the following factors, among others, in making its determination regarding whether to cause us to offer to repurchase shares and under what terms:

•	the effect of such repurchases on our qualification as a RIC (including the consequences of any necessary asset sales);

•	the liquidity of the Company’s assets (including fees and costs associated with disposing of assets);

•	the Company’s investment plans and working capital requirements;

•	the relative economies of scale with respect to the Company’s size;

•	the Company’s history in repurchasing shares or portions thereof; and

•	the condition of the securities markets.
The Company limits the number of shares to be repurchased in any calendar year to 20% of the weighted average number of shares outstanding in the prior calendar year, or 5% in each quarter, though the actual number of shares that the Company offers to repurchase may be less in light of the limitations noted below. At the discretion of the Company’s Board, the Company may use cash on hand, and cash from the sale of investments as of the end of the applicable period to repurchase shares. In addition, the Company currently limits the number of shares to be repurchased during any calendar year to the number of shares the Company can repurchase with the proceeds the Company receives from the sale of its shares under its distribution reinvestment plan. The Company will offer to repurchase such shares at a price equal to the net asset value per share of our common stock specified in the tender offer. The Company’s Board may suspend or terminate the share repurchase program at any time. The first such tender offer commenced in May 2015.

The following table sets forth the number of common shares that were repurchased by the Company in each tender offer:

Quarter	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
For the Six Months Ended December 31, 2018
June 30, 2018	July 27, 2018	306,581	62.16%	$13.50	$4,138,842
September 30, 2018	November 1, 2018	322,429	53.07%	13.24	4,268,965
Total for the six months ended December 31, 2018		629,010			$8,407,807

For year ended June 30, 2018
June 30, 2017	July 31, 2017	213,636	79.39%	14.46	3,089,170
September 30, 2017	October 27, 2017	235,220	100.00%	14.10	3,316,611
December 31, 2017	January 26, 2018	272,534	91.22%	13.87	3,780,039
March 31, 2018	April 30, 2018	289,237	36.51%	13.78	3,985,681
Total for the year ended June 30, 2018		1,010,627			$14,171,501

On December 13, 2018, the Company made an offer to purchase up to $4,228,041 in aggregate amount of the Company’s issued and outstanding common shares. The offer began on December 20, 2018 and expired at 12:00 Midnight, Eastern Time, on January 21, 2019, and a total of 442,448 shares were validly tendered and not withdrawn pursuant to the offer as of such date. In accordance with the terms of the offer, the Company purchased 323,491 shares at a purchase price of $13.07 per share for an aggregate purchase price of approximately $4,228,041. The purchase price per Share was equal to the net asset value per Share as of January 18, 2019.

Note 5. Transactions with Affiliates
Investment Advisory Agreement
On May 9, 2013, the Company entered into an investment advisory agreement (the “Investment Advisory Agreement”) with the Adviser. The Adviser manages the day-to-day investment operations of, and provides investment advisory services to, the Company. For providing these services, the Adviser is paid a base management fee and an incentive fee. The base management fee, payable quarterly in arrears, is calculated at an annual rate of 2.0% based on the average of the total assets as of the end of the two most recently completed calendar quarters. The Company also pays routine non-compensation overhead expenses of the Adviser in an amount up to 0.0625% per quarter (0.25% annualized) of the Company’s average total assets. The incentive fee is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the immediately preceding quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees received) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, expenses reimbursed under the Investment Advisory Agreement, the administration agreement and the investor services agreement, any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the organization and offering expenses and incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to the preferred return rate of 1.5% per quarter (6.0% annualized). The Company pays the Adviser an incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the preferred return rate; (2) 100% of the pre-incentive fee net investment income, if any, that exceeds the preferred return rate but is less than 1.875% in any calendar quarter (7.5% annualized); and (3) 20.0% of the pre-incentive fee net investment income, if any, that exceeds 1.875% in any calendar quarter. These calculations are appropriately pro-rated for any period of less than three months.

For the six months ended December 31, 2018, expenses incurred by the Company and the payable remaining at December 31, 2018 in connection with the Investment Advisory Agreement were as follows:

Description	Expense	Payable
Base management fee(1)	$3,940,263	$2,031,689
Incentive fee(1)	5,251,199	2,683,272
Routine non-compensation overhead expenses(2)	52,665	25,362

(1) The payable amount is presented as part of Due to Adviser on the Statement of Assets and Liabilities.

(2) The payable amount is presented as part of Due to Adviser on the Statement of Assets and Liabilities and as part of Adviser shared service expense in the Statement of Operations.

Expense Support and Conditional Reimbursement Agreement
We entered into an expense support and conditional reimbursement agreement (the “Expense Support Agreement”) with our Adviser, whereby our Adviser agreed to reimburse us for operating expenses in an amount equal to the difference between distributions to our common stockholders for which a record date has occurred in each quarter less the sum of our net investment income, the net realized capital gains/losses and dividends and other distributions paid to us from our portfolio investments during such period (“Expense Support Reimbursement”). To the extent that there were no dividends or other distributions to our common stockholders for which a record date occurred in any given quarter, then the Expense Support Reimbursement for such quarter was equal to such amount necessary in order for Available Operating Funds (as defined below) for the quarter to equal zero. Any payments required to be made by our Adviser under the Expense Support Agreement for any quarter was paid by our Adviser to us in any combination of cash or other immediately available funds, and/or offsets against amounts otherwise due from us to our Adviser, no later than the earlier of (i) the date on which we closed our books for such quarter and (ii) sixty days after the end of such quarter, or at such later date as determined by us (the “Expense Payment Date”). We have a conditional obligation to reimburse our Adviser for any amounts funded by our Adviser under the Expense Support Agreement. Following any calendar quarter in which Available Operating Funds in such calendar quarter exceed the cumulative distributions to common stockholders for which a record date has occurred in such calendar quarter (“Excess Operating Funds”) on a date mutually agreed upon by our Adviser and us (each such date, a “Reimbursement Date”), we shall pay such Excess Operating Funds (“Expense Support Repayment”), or a portion thereof, to the extent that we have cash available for such payment, to our Adviser until such time as all Expense Payments made by our Adviser to us have been reimbursed; provided that (i) the operating expense ratio as of such Reimbursement Date is equal to or less than the operating expense ratio as of the Expense Payment Date attributable to such specified Expense Payment; (ii) the annualized distribution rate, which includes all regular cash distributions paid and excludes special distributions or the effect of any stock dividends paid, as of such Reimbursement Date is equal to or greater than the annualized distribution rate as of the Expense Payment Date attributable to such specified Expense Payment; and (iii) such specified Expense Payment Date is not earlier than three years prior to the Reimbursement Date.

On March 29, 2016, we amended and restated the Expense Support Agreement to revise the definition on Available Operating Funds. Available Operating Funds is now defined as the sum of (i) our net investment income (minus any reimbursement payments payable to our Adviser), (ii) our net realized capital gains/losses and (iii) dividends and other distributions paid to us on account of our portfolio investments. However, for Expense Payments made under the prior version of the Expense Support Agreement, we will calculate Available Operating Funds for the purpose of determining whether we are obligated to make reimbursements to our Adviser as the sum of (i) our net investment income, (ii) the net realized capital gains/losses, (iii) the changes in unrealized losses, and (iv) dividends and other distributions paid to us from our portfolio investments. The calculation of changes in unrealized losses shall only reflect further reduction in value of individual investments from the largest previously recorded unrealized loss for such individual investment. Realized losses will only include the amount in excess of the largest previously recorded unrealized loss for the same investment.

On May 24, 2018, the Company’s Board voted in favor of terminating the Third Amended and Restated Expense Support and Conditional Reimbursement Agreement, dated as of March 30, 2016 (the “ESA”), between the Company and the Adviser, effective as of July 1, 2018. The Company will continue to be obligated to reimburse any payments made by the Adviser to the Company that have not yet been reimbursed.

The purpose of the Expense Support Agreement was to minimize such distributions from us being characterized as returns of capital for U.S. GAAP purposes and to reduce operating expenses until we raised sufficient capital to be able to absorb such expenses. However, such distributions may still have been characterized as a return of capital for U.S. federal income tax purposes.

The following table provides information regarding liabilities incurred by the Adviser pursuant to the Expense Support Agreement:

Period Ended	Expense Support Reimbursements Made by Adviser	Expense Support Repayments to Adviser	Unreimbursed Expense Payments	Operating Expense Ratio(1)	Annualized Distribution Rate(2)	Eligible to be Repaid Through
March 31, 2016	$2,586,427	$—	$2,586,427	0.60%	7.19%	March 31, 2019
June 30, 2016	—	—	—	0.47%	7.19%	June 30, 2019
September 30, 2016	—	—	—	0.43%	6.88%	September 30, 2019
December 31, 2016	—	—	—	0.38%	7.01%	December 31, 2019
March 31, 2017	—	—	—	0.39%	7.00%	March 31, 2020
June 30, 2017	—	—	—	0.29%	7.00%	June 30, 2020
September 30, 2017	—	—	—	0.35%	7.12%	September 30, 2020
December 31, 2017	—	—	—	0.33%	7.12%	December 31, 2020
March 31, 2018	1,206,778	(675,148)	531,630	0.34%	7.43%	March 31, 2021
June 30, 2018	—	—	—	0.29%	7.43%	June 30, 2021
September 30, 2018	—	—	—	0.31%	8.00%	September 30, 2021
December 31, 2018	—	—	—	0.42%	7.79%	December 31, 2021
Total	$3,793,205	$(675,148)	$3,118,057

(1)Operating expense ratio is as of the date the expense support payment obligation was incurred by the Adviser and includes all expenses borne by the Company, except for organizational and offering expenses, base management fees, incentive fees and any interest expense attributable to indebtedness incurred by the Company.

(2)Annualized distribution rate equals the annualized rate of distributions to stockholders based on the amount of the regular distributions paid immediately prior to the date the expense support payment obligation was incurred by the Adviser. Annualized distribution rate does not include bonus dividends paid to stockholders.

As of December 31, 2018, there were no Expense Support Repayment obligations payable to the Adviser.

Administration Agreement
On May 9, 2013, the Company entered into an administration agreement (the “Administration Agreement”) with Prospect Administration LLC (the “Administrator”), an affiliate of the Adviser. The Administrator performs, oversees and arranges for the performance of administrative services necessary for the operation of the Company. These services include, but are not limited to, accounting, finance and legal services. For providing these services, facilities and personnel, the Company reimburses the Administrator for the Company’s actual and allocable portion of expenses and overhead incurred by the Administrator in performing its obligations under the Administration Agreement, including rent and the Company’s allocable portion of the costs of its Chief Financial Officer and Chief Compliance Officer and her staff. During the six months ended December 31, 2018, $128,986 in administrator costs were incurred by the Company, $37,572 of which is included on the Statement of Assets and Liabilities as a payable under Due to Administrator.

Commissions and fees on shares of common stock sold
Provasi Securities, LP (the “Dealer Manager”), an indirect wholly-owned subsidiary of Stratera Holdings, acts as dealer manager for the offering and manages a group of participating broker-dealers, including other unaffiliated broker-dealers who enter into participating broker-dealer agreements with the Dealer Manager. The Company has agreed to pay the Dealer Manager selling commissions in the amount of 6.0% of the selling price of each share of common stock designated as “Class R” for which a sale is completed from the shares offered in the offering.

As compensation for acting as the Dealer Manager, the Company has agreed to pay the Dealer Manager a dealer manager fee in the amount of 2.0% of the selling price of each share of common stock designated as “Class R” or “Class RIA” for which a sale is completed. The Dealer Manager is expected to re-allow the full amount of selling commissions to participating broker-dealers and may re-allow up to 1.15% of the dealer manager fee to participating broker-dealers for reimbursement of marketing expenses.

During the six months ended December 31, 2018, the total sales load incurred through the offering of our common stock was $1,858,465, which includes $1,366,163 of selling commissions and $492,302 of dealer manager fees. These fees are charged against additional paid-in capital in the Statement of Assets and Liabilities.

Investor Services Agreement
The Company has an investor services agreement (the “Investor Services Agreement”) under which the Company reimburses Destra Investor Services, LLC for providing investor relations support and related back-office services with respect to the Company’s investors. For the six months ended December 31, 2018, the total investor services expense was $176,238 which is presented as part of Adviser shared services expense in the Statement of Operations.

Offering Costs
The Adviser, on behalf of the Company, had overaccrued for offering costs totaling $11,997 for the six months ended December 31, 2018. As of December 31, 2018, $153,563 remains as a deferred asset on the Statement of Assets and Liabilities, while $137,460 has been amortized to expense in the Statement of Operations during the six months ended December 31, 2018 .

Offering expenses consist of costs for the registration, certain marketing activities and distribution of the Company’s shares. These expenses include, but are not limited to, expenses for legal, accounting, printing and certain marketing activities, and include salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others for providing these services.

At December 31, 2018, the total due to the Adviser for organization and offering costs and operating expenses paid on behalf of the Company was $38,091, which is included within Due to Adviser on the Statement of Assets and Liabilities, and is broken out as follows:

Fiscal Year or Period Ended	Organization and Offering Costs (O&O)	Operating Expenses (OpEx) paid on behalf of the Company	Total Due to Adviser for O&O and OpEx paid on behalf of the Company
June 30, 2013	$1,893,108	$—	$1,893,108
June 30, 2014	984,744	558,394	1,543,138
June 30, 2015	591,821	1,418,046	2,009,867
June 30, 2016	442,107	1,148,321	1,590,428
June 30, 2017	456,146	730,938	1,187,084
June 30, 2018	419,077	24,239	443,316
December 31, 2018	(11,997)	25,333	13,336
Total reimbursements made	(4,736,915)	(3,885,271)	(8,622,186)
	$38,091	$20,000	$58,091

Upon achieving the Minimum Offering Requirement, the Adviser was entitled to receive up to 5.0% of the gross proceeds from the offering as reimbursement for organization and offering costs that it has funded, until all of the organization and offering costs incurred and/or paid by the Adviser have been recovered. On January 8, 2014, the Adviser agreed to reduce such reimbursement and accept a maximum of 2% of the gross proceeds of the offering of the Company’s securities until all of the organization and offering costs incurred and/or paid by the Adviser have been recovered.

Co-Investments
On February 10, 2014, the Company received an exemptive order from the SEC (the “Order”) that gave it the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Adviser or certain affiliates, including Prospect Capital Corporation (“PSEC”) and Pathway Capital Opportunity Fund, Inc. (“Pathway”), subject to the conditions included therein. Under the terms of the relief permitting the Company to co-invest with other funds managed by the Adviser or its affiliates, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Company’s independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching of the Company or its stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of the Company’s stockholders and is consistent with the Company’s investment objective and strategies. In certain situations where co-investment with one or more funds managed by the Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, the Company will be unable to invest in any issuer in which one or more funds managed by the Adviser or its affiliates has previously invested.

As of December 31, 2018, the Company had co-investments with PSEC in the following: Apidos CLO XXII, Barings CLO Ltd. 2018-III, Carlyle Global Market Strategies CLO 2016-3, Ltd., Cent CLO 21 Limited, Cent CLO 21 Limited Class E, CIFC Funding 2014-IV-R, Ltd., CIFC Funding 2014-V, Ltd. Class F, CIFC Funding 2016-I, Ltd., Galaxy XXVIII CLO, Ltd., Galaxy XXVIII CLO, Ltd. Class F, Halcyon Loan Advisors Funding 2014-2 Ltd., Halcyon Loan Advisors Funding 2015-3 Ltd., HarbourView CLO VII-R, Ltd., Jefferson Mill CLO Ltd., Mountain View CLO IX Ltd., Octagon Investment Partners 18-R Ltd., Romark WM-R Ltd., Symphony CLO XIV Ltd., Voya IM CLO 2014-1 Ltd., Voya CLO 2016-3, Ltd. and Voya CLO 2017-3, Ltd.; however HarbourView CLO VII-R, Ltd. and Octagon Investment Partners 18-R Ltd. are not considered co-investments pursuant to the Order as they were purchased on the secondary market.
As of December 31, 2018, the Company had co-investments with Pathway in the following: Carlyle Global Market Strategies CLO 2017-5, Ltd., Galaxy XIX CLO, Ltd., GoldenTree Loan Opportunities IX, Ltd., Madison Park Funding XIII, Ltd., Madison Park Funding XIV, Ltd., Octagon Investment Partners XIV, Ltd., Octagon Investment Partners XXI, Ltd., Octagon Investment Partners 30, Ltd., OZLM XII, Ltd., THL Credit Wind River 2013-1 CLO, Ltd.,Voya IM CLO 2013-1, Ltd. and Voya CLO 2016-1, Ltd.; however only Voya CLO 2016-1, Ltd. is a co-investment pursuant to the Order because all the others were purchased on the secondary market.

Allocation of Expenses
For CLO investments held by each of the Company, PSEC and Pathway, the cost of valuation services with regard to such investments is initially borne by the Company, which then allocates to PSEC and Pathway their proportional share of such expense based on the number of positions held by each entity. During the six months ended December 31, 2018, the Company incurred $134,717 in expenses related to valuation services that are attributable to PSEC and Pathway, of which $134,717 is still owed to the Company. Additionally, PSEC incurred $10,048 of expense on behalf of the Company related to financial reporting software and insurance, of which $10,048 is due and payable as of December 31, 2018.

Officers and Directors
Certain officers and directors of the Company are also officers and directors of the Adviser and its affiliates. For the six months ended December 31, 2018, $75,000 was paid to the independent directors of the Company, which is included within the Statement of Operations. The officers do not receive any direct compensation from the Company.

Note 6. Dividends and Distributions
Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP.

The following tables reflect the distributions per share that the Company declared and paid or are payable to its stockholders during the six months ended December 31, 2018. Stockholders of record as of each respective record date were or will be entitled to receive the distribution.

Record Date	Payment Date	Total Amount per Share(a)	Amount Distributed
July 6, 13, 20 and 27, 2018	July 30, 2018	$0.08780	$2,188,860
August 3, 10, 17, 24 and 31, 2018	September 4, 2018	0.10975	2,740,516
September 7, 14, 21 and 28, 2018(b)	October 1, 2018	0.16691	4,234,090
October 5, 12, 19 and 26, 2018	October 29, 2018	0.09212	2,397,381
November 2, 9, 16, 23 and 30, 2018	December 3, 2018	0.11515	3,000,591
December 7, 14, 21 and 28, 2018(b)	December 31, 2018	0.16691	4,403,877
Total declared and distributed for the six months ended December 31, 2018			$18,965,315

(a)Total amount per share represents the total distribution rate for the record dates indicated.
(b)Includes bonus distributions.

Dividends and distributions to stockholders are recorded on the record date. The table above includes distributions with record dates during the six months ended December 31, 2018 and does not include distributions previously declared to stockholders of record on any future dates, as those amounts are not yet determinable. The following distributions were previously declared and have record dates subsequent to December 31, 2018 for the common shares:

Record Date	Payment Date	Total Amount per Share(a)
January 4, 11, 18 and 25, 2019	January 28, 2019	$0.09212
February 1, 8, 15 and 22, 2019	February 25, 2019	$0.09212

(a)Total amount per share represents the total distribution rate for the record dates indicated.

The Company may fund its distributions to stockholders from any sources of funds available, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, and non-capital gains proceeds from the sale of assets. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses.

Following commencement of the Company’s continuous public offering, substantial portions of the Company’s dividends to stockholders have been funded through Expense Support Reimbursements that are subject to repayment by the Company. The purpose of this arrangement was to ensure that no portion of the Company’s dividends to stockholders was paid from offering proceeds. Any such dividends funded through Expense Support Reimbursements were not based on the Company’s investment performance. The repayment of these Expense Support Reimbursements owed to the Adviser will reduce the future distributions to which stockholders would otherwise be entitled. As of December 31, 2018, there were no Expense Support Repayment obligations payable to the Adviser. There can be no assurance that the Company will achieve the performance necessary to sustain its distributions or that the Company will be able to pay distributions at a specific rate or at all.

The Company has adopted an “opt in” distribution reinvestment plan pursuant to which stockholders may elect to have the full amount of distributions reinvested in additional shares. Stockholders will receive distributions in cash unless specifically “opting in” to the distribution reinvestment plan to have cash distributions reinvested in additional shares of the Company. Reinvested distributions will purchase shares at a price equal to 95% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. There will be no selling commissions, dealer manager fees or other sales charges for shares issued under the distribution reinvestment plan.

The Company issued 824,398 and 1,133,607 shares of its common stock in connection with the distribution reinvestment plan for the six months ended December 31, 2018 and year ended June 30, 2018, respectively.

Note 7. Mandatorily Redeemable Preferred Stock
The Company has authorized 15,000,000 shares of mandatorily redeemable preferred stock, at a par value of $0.01 per share, and had 2,360,000 shares issued and outstanding at December 31, 2018.

The Company completed an underwritten public offerings of 1,360,000 shares of its 6.375% Series A Term Preferred Stock Due 2025 (the “Series A Term Preferred Stock”) on June 30, 2018. Proceeds received from the offering were $32,937,500. The Company is required to redeem all of the outstanding Series A Term Preferred Stock on its redemption date of June 30, 2025, at a redemption price equal to $25 per share plus an amount equal to accumulated but unpaid dividends, if any, to the date of the redemption. The Company cannot effect any amendment, alteration, or repeal of the Company’s obligation to redeem all of the Series A Term Preferred Stock without the prior unanimous vote or consent of the holders of such Series A Term Preferred Stock. At any time on or after June 20, 2021 (the optional redemption date), at the Company’s sole option, the Company may redeem the Series A Term Preferred Stock at a redemption price per share equal to the sum of the $25 liquidation preference per share plus an amount equal to accumulated but unpaid dividends, if any, on such Series A Term Preferred Stock. The Company, with the authorization by the Board, may repurchase any of the Series A Term Preferred Stock from time to time in the open market after June 30, 2021 and effectively extinguish the preferred stock. The fair value per share of the Term Preferred Shares as of December 31, 2018 is $24.17 for a total fair value of $32,871,200.

The Company completed an underwritten public offering of 900,000 shares of its 6.25% Series B Term Preferred Stock Due 2023 (the “Series B Term Preferred Stock”) on October 23, 2018. The Company issued an additional 100,000 shares pursuant to the underwriters’ partial exercise of their overallotment option on November 2, 2018. Proceeds received from the offering were $24,218,750. The Company is required to redeem all of the outstanding Series B Term Preferred Stock on its redemption date of December 31, 2023, at a redemption price equal to $25 per share plus an amount equal to accumulated but unpaid dividends, if any, to the date of the redemption. The Company cannot effect any amendment, alteration, or repeal of the Company’s obligation to redeem all of the Series B Term Preferred Stock without the prior unanimous vote or consent of the holders of such Series B Term Preferred Stock. At any time on or after October 23, 2020 (the optional redemption date), at the Company’s sole option, the Company may redeem the Series B Term Preferred Stock at a redemption price per share equal to the sum of the $25 liquidation preference per share plus an amount equal to accumulated but unpaid dividends, if any, on such Series B Term Preferred Stock. The Company, with the authorization by the Board, may repurchase any of the Series B Term Preferred Stock from time to time in the open market after June 30, 2021 and effectively extinguish the preferred stock. The fair value per share of the Term Preferred Shares as of December 31, 2018 is $24.12 for a total fair value of $24,120,000.

	Series A Term Preferred Stock Due 2025	Series B Term Preferred Stock Due 2023
Principal Value	$34,000,000	$25,000,000
Unamortized deferred offering cost	(304,622)	(273,097)
Unamortized discount	(1,003,628)	(758,146)
Carrying value	$32,691,750	$23,968,757

Note 8. Income Taxes
The information presented in this footnote is based on our most recent tax year ended June 30, 2018.

For income tax purposes, distributions made to shareholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. The expected tax character of distributions declared and paid to shareholders during the year ended June 30, 2018 was as follows:

Year ended June 30, 2018
Ordinary income	$18,937,383
Capital gain	573,782
Return of capital	14,430,036
Total dividends declared and paid to shareholders	$33,941,201

As of August 29, 2018 when our prior N-CSR was filed for the year ended June 30, 2018, we estimated our distributions of ordinary income to be $22,088,184, capital gain to be $540,750 and return of capital to be $11,312,267. Subsequent to our filing date, we obtained more information from our underlying investments as to the character of the distributions received which resulted in changes to our N-CSR filing. As a result of the change, we estimated our distributions of ordinary income to be $18,937,383, capital gain changed to be $573,782 and return of capital to be $14,430,036.

While the tax character of distributions paid to shareholders for the year ended June 30, 2018 are expected to be characterized as ordinary income, capital gain and return of capital, the final determination of the tax character of distributions for this year will not be made until we file our tax return for the tax year ended June 30, 2018.

As of June 30, 2018, the estimated components of distributable earnings on a tax basis were as follows:

Overdistributed Ordinary Income	$(13,490,401)
Temporary Differences	13,442,181
Net Unrealized Gain on Investments	3,771,710

As a result of the changes in the character of the distributions for the year ended June 30, 2018, the components of accumulated earnings on a tax basis were adjusted from our prior N-CSR filing. Per the prior N-CSR filing, overdistributed ordinary income, temporary differences and net unrealized gain on investments were $(15,919,517), $13,458,865 and $3,066,373, respectively. The revised estimated components of earnings for as of June 30, 2018 for overdistributed ordinary income, temporary differences and net unrealized gain on investments were $(13,490,401), $(13,442,181), and $3,771,710, respectively.

In general, we may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which may include differences in the book and tax basis of certain assets and liabilities, amortization of offering costs and nondeductible federal excise taxes, among other items. For the year ended June 30, 2018, we increased accumulated undistributed net investment income by $461,584 and decreased paid-in capital in excess of par by $461,584.

Note 9. Concentration and Credit Risks
Cash held at financial institutions, at times, may exceed the amount insured by the Federal Deposit Insurance Corporation. The Company’s portfolio may be concentrated in a limited number of investments in CLO vehicles, which is subject to a risk of loss if that sector experiences a market downturn. The Company is subject to credit risk in the normal course of pursuing its investment objectives. The Company’s maximum risk of loss from credit risk for its portfolio investments is the inability of the CLO collateral managers to return up to the cost value due to loan defaults occurring in the underlying collateral within the CLOs.

Note 10. Commitments and Contingencies
The Company has a conditional obligation to reimburse the Adviser for any amounts funded by the Adviser under the Expense Support Agreement if (and only to the extent that), following any fiscal quarter occurring within three years of the date on which the Adviser incurred the liability for such amount, Available Operating Funds exceeds the distributions paid by the Company to stockholders to the extent that the Company has cash available for such payment. The Company will only make Expense Support Repayments if its operating expense ratio is equal to or less than its operating expense ratio at the time the corresponding Expense Support Reimbursement was incurred and if the annualized rate of the Company’s regular cash distributions to stockholders is equal to or greater than the annualized rate of its regular cash distributions to stockholders at the time the corresponding Expense Support Reimbursement was incurred. No reimbursement will be paid to the Adviser more than three years after such corresponding Expense Support Reimbursement was incurred. The Company is unable to estimate the amount that would be reimbursable to the Adviser at the time the above event occurs. However, the maximum exposure to the Company is the total of the Expense Support Reimbursements from the Adviser. As of December 31, 2018, the amount of expense support that is conditionally reimbursable by the Company to its Adviser is $3,118,057.

The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material adverse effect upon its financial condition or results of operations.

On December 21, 2019, the Company entered into a definitive agreement (the “Merger Agreement”) pursuant to which the Company agreed, subject to the satisfaction of certain closing conditions, to acquire Stira Alcentra Global Credit Fund, a Delaware statutory trust (“Stira Alcentra”), in a common stock transaction (the “Stira Alcentra Acquisition”). The Stira Alcentra Acquisition and the Merger Agreement have each been approved by the Board of Directors of the Company. The Company has filed a registration statement on Form N-14 with the Securities and Exchange Commission relating to the Stira Alcentra Acquisition and the shares of its common stock to be issued in connection with the Stira Alcentra Acquisition. The Stira Alcentra Acquisition cannot be completed unless and until the registration statement is declared effective. In addition, the Stira Alcentra Acquisition is subject to the approval of the Stira Alcentra shareholders and a meeting of Stira Alcentra shareholders has not yet been scheduled. There can be no assurance that the Stira Alcentra Acquisition will be completed as scheduled, or at all.

Note 11. Financial Highlights
The following is a schedule of financial highlights for the six months ended December 31, 2018, years ended June 30, 2018, 2017, 2016 and 2015, and the period from January 6, 2014 (the date non-affiliate stockholders were admitted into the Company) to June 30, 2014. The Company has omitted the financial highlights for the periods prior to January 6, 2014 since non-affiliated shareholders were not yet admitted to the Company nor did the Company commence investment operations. Although the Company has designated its differing up-front sale loads as different “share classes”, the Company does not operate as a multi-class fund and each share of the Company has the same net asset value, as well as identical voting and distributions rights, and bears its own pro rata portion of the Company’s expenses.

	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended(a)
	December 31, 2018	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014
Per share data:
Net asset value, beginning of year or period	$13.47	$14.43	$14.24	$13.39	$9.60	$13.80
Net investment income(b)(h)	0.81	1.60	1.76	2.03	1.64	0.66
Net realized and unrealized gain (loss) on investments(b)	(0.53)	(1.19)	(0.22)	0.27	0.58	(0.06)
Net increase in net assets resulting from operations	0.28	0.41	1.54	2.30	2.22	0.60
Distributions to stockholders(g)
Dividends from net investment income (b)	(0.30)	(0.83)	(1.30)	(1.50)	(1.50)	(0.61)
Capital gain(b)	—	(0.03)	—	—	—	—
Return of capital(b)	(0.44)	(0.64)	(0.21)	—	—	—
Total distributions(c)	(0.74)	(1.50)	(1.51)	(1.50)	(1.50)	(0.61)
Offering costs(b)	—	—	—	(0.02)	(0.27)	(1.36)
Other(d)	0.04	0.13	0.16	0.07	3.34	(2.83)
Net asset value, end of year or period	$13.05	$13.47	$14.43	$14.24	$13.39	$9.60

Total return, based on NAV(e)	2.45%	3.94%	12.82%	19.13%	56.24%	(27.15)%
Supplemental Data:
Net assets, end of year or period	$346,892,993	$332,681,912	$285,033,346	$182,280,330	$69,237,648	$6,787,044
Ratio to average net assets:
Total expenses excluding expense support (reimbursements)/repayments(h)(i)	7.76%	6.41%	6.91%	7.11%	9.76%	79.50%

Expenses after expense support (reimbursements)/repayments, net(f)(i)	7.76%	6.25%	7.52%	3.49%	—%	(2.50)%
Net investment income(i)	12.08%	11.46%	12.22%	14.94%	13.04%	(18.02)%

Portfolio turnover	—%	1%	1%	1%	1%	6%

(a) Represents the period from January 6, 2014 (the date non-affiliate stockholders were admitted into the Company) to June 30, 2014. The net asset value at the beginning of the period is the net offering price as of January 6, 2014, which is the date that the Company satisfied its minimum offering requirement by raising over $2.5 million from selling shares to persons not affiliated with the Company or the Adviser (the “Minimum Offering Requirement”), and as a result, broke escrow and commenced making investments.

(b) Calculated based on weighted average shares outstanding during the year or period.
(c) The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the year or period. Distributions per share are rounded to the nearest $0.01. Distributions paid on shares of preferred stock during the six months ended December 31, 2018 was $1,414,523.

(d) The amount shown represents the balancing figure derived from the other figures in the schedule, and is primarily attributable to the accretive effects from the sales of the Company’s shares and the effects of share repurchases during the year or period.

(e) Total return is based upon the change in net asset value per share between the opening and ending net asset values per share during the year or period and assumes that dividends are reinvested in accordance with the Company’s dividend reinvestment plan. The computation does not reflect the sales load for any shares. Total return based on market value is not presented since the Company’s shares are not publicly traded. For periods less than one year, total return is not annualized.

(f) For the year/period ended June 30, 2018, 2017, 2016, 2015, and 2014 there were Expense Support Repayments (Reimbursements), net of ($675,148), $1,441,093, ($4,630,655), ($1,593,549), and ($1,250,711), respectively. There were no Expense Support Repayments (Reimbursements) for the six months ended December 31 2018.

(g) The amounts reflected for the year ended June 30, 2018 were updated based on tax information received subsequent to the N-CSR filing.
(h) Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to preferred shares (as described in Note 7. Mandatorily Redeemable Preferred Shares). Preferred shares are only outstanding for periods after June 27, 2018 and the ratio of preferred dividend expense to average net assets applicable to the common shares for the six months ended December 31, 2018 is 0.44%.

(i) Annualized for the six months ended December 31, 2018.

Manditorily Redeemable Preferred Shares at the End of the Year(a)
Year	Aggregate Amount Outstanding	Asset Coverage per Preferred Share	Involuntary Liquidating Price per Preferred share	Average market value per unit(b)
2018	$59,000,000	$171.00	$25.00	$24.15

(a)For financial reporting purposes, preferred shares are considered to be debt. The Asset Coverage amounts per $25 of Preferred shares (the dollar amount per share) reflects the amount of Fund total assets (less all liabilities not represented by borrowings and preferred shares) per $25 Preferred Share of the combined amount of borrowings and outstanding preferred shares and the Asset Coverage amounts per financial reporting purposes.

(b)The average market value is the settlement price as of December 31, 2018.

Note 12. Subsequent Events
During the period from January 1, 2019 through February 28, 2019, we raised $6.5 million of capital, net of offering proceeds, through the issuance of 456,121 shares.

During the period from January 1, 2019 through February 28, 2019, we made 1 CLO equity investment totaling $1.2 million which was an add-on to an existing investment.

The Company completed an underwritten public offerings of the Series C Term Preferred Shares on February 20, 2019. We issued 1,400,000 Series C Term Preferred Shares and proceeds received from the offering was $33,906,250. The Company is required to redeem all of the outstanding Series C Term Preferred Shares on the redemption date of June 30, 2024, at a redemption price equal to $25 per share plus an amount equal to accumulated but unpaid dividends, if any, to the date of the redemption. We granted the underwriters an option to purchase up to an additional 210,000 shares of Series C Term Preferred Stock at the public offering price, less underwriting discounts and commissions, for 30 days after the date of the prospectus relating to the Series C Term Preferred Shares solely to cover overallotments. Concurrently with the issuance of the primary shares in the offering, the Company issued an additional 100,000 shares of Series C Term Preferred Shares for net proceeds of $2,421,875. On February 28, 2019, the Company received notice of the underwriters exercise of the overallotment option to purchase the remaining 110,000 shares of Series C Term Preferred Stock. Closing on the overallotment exercise is scheduled for March 4, 2019 and estimated for net proceeds are $2,664,063.

On February 25, 2019, our Board of Directors declared a series of distributions for the months of March through May
2019 reflected in the following table. Stockholders of record as of each respective record date will be entitled to receive the distribution.

Record Date	Payment Date	Total Amount per Share(a)
March 1, 8, 15, 22 and 29, 2019(b)	April 1, 2019	$0.18777
April 4, 12, 19 and 26, 2019	April 29, 2019	0.09320
May 3, 10, 17, 24 and 31, 2019	June 3, 2019	0.11650

(a)Total amount per share represents the total distribution rate for the record dates indicated.
(b)Includes bonus distributions.

Report of Independent Registered Public Accounting Firm

Shareholders and Board of Directors
Priority Income Fund, Inc.
New York, New York
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Priority Income Fund, Inc. (the “Company”), including the schedule of investments, as of June 30, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes, including the financial highlights for each of the four years in the period then ended and the period from January 6, 2014 (the date non-affiliate shareholders were admitted into the Company) to June 30, 2014 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company at June 30, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended and the period from January 6, 2014 (the date non-affiliate shareholders were admitted into the Company) to June 30, 2014, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ BDO USA, LLP
We have served as the Company’s auditor since 2012.
New York, New York
August 29, 2018

Statement of Assets and Liabilities
As of June 30, 2018

Assets
Investments, at fair value (amortized cost $368,405,548)	$343,472,317
Cash	41,037,360
Receivable for capital shares sold	1,076,104
Deferred offering costs (Note 5)	303,020
Prepaid expenses	173,132
Due from affiliate (Note 5)	120,093
Interest receivable	76,352
Total assets	386,258,378
Liabilities
Mandatorily redeemable preferred stock; ($0.01 par value; 15,000,000 shares authorized; 1,360,000 outstanding) (Net of offering costs of $265,918 and unamortized discount of $1,062,173) (Note 7)	32,671,909
Payable for investment securities purchased	9,651,717
Due to Adviser (Note 5)	5,188,201
Dividends payable	4,895,825
Accrued expenses	1,050,644
Due to Administrator (Note 5)	83,129
Due to affiliate (Note 5)	29,020
Preferred dividend payable	6,021
Total liabilities	53,576,466
Commitments and contingencies (Note 10)
Net assets	$332,681,912

Components of net assets:
Common stock, $0.01 par value; 185,000,000 shares authorized; 23,409,978, 583,152 and 705,487 of
Class R shares, Class RIA shares and Class I shares issued and outstanding, respectively (Note 4)	$246,986
Paid-in capital in excess of par	331,829,209
Accumulated undistributed net investment income	27,611,275
Accumulated net realized loss	(2,072,327)
Net unrealized loss on investments	(24,933,231)
Net assets	$332,681,912

Net asset value per share(1)	$13.47

(1)Net asset value per share disclosed is the net asset value per share for Class R, Class RIA and Class I shares.

See accompanying notes to financial statements.

Statement of Operations
For the year ended June 30, 2018

Investment income
Interest income from investments	$55,823,015
Total investment income	55,823,015
Expenses
Incentive fee (Note 5)	9,012,585
Base management fee (Note 5)	6,637,033
Total investment advisory fees	15,649,618

Transfer agent fees and expenses	1,391,692
Valuation services	638,520
Audit and tax expense	579,095
Amortization of offering costs (Note 5)	455,155
Administrator costs (Note 5)	431,779
Adviser shared service expense (Note 5)	428,382
Insurance expense	192,090
Report and notice to shareholders	167,312
Director fees	138,750
General and administrative	82,598
Legal expense	66,409
Preferred dividend expense	6,429
Total expenses	20,227,829
Expense support repayment (Note 5)	675,148
Expense support reimbursement (Note 5)	(1,206,778)
Net expenses	19,696,199
Net investment income	36,126,816
Net realized and unrealized loss on investments
Net realized loss on investments	(943,705)
Net increase in unrealized loss on investments	(25,902,826)
Net realized and unrealized loss on investments	(26,846,531)
Net increase in net assets resulting from operations	$9,280,285

See accompanying notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2018	June 30, 2017

Net increase in net assets resulting from operations:
Net investment income	$36,126,816	$28,856,377
Net realized loss on investments	(943,705)	(849,656)
Net increase in unrealized loss on investments	(25,902,826)	(2,715,945)
Net increase in net assets resulting from operations	9,280,285	25,290,776
Distributions to stockholders:
Dividends from net investment income (Notes 6 and 8)	(22,088,184)	(21,370,182)
Return of capital (Notes 6 and 8)	(11,312,267)	(3,449,047)
Capital gain (Notes 6 and 8)	(540,750)	—
Total distributions to stockholders	(33,941,201)	(24,819,229)
Capital transactions:
Gross proceeds from shares sold (Note 4)	76,497,782	105,828,605
Commissions and fees on shares sold (Note 5)	(5,824,712)	(8,169,939)
Reinvestment of dividends (Note 4)	15,807,913	10,211,783
Repurchase of common shares (Note 4)	(14,171,501)	(5,588,980)
Net increase in net assets from capital transactions	72,309,482	102,281,469
Total increase in net assets	47,648,566	102,753,016
Net assets:
Beginning of year	285,033,346	182,280,330
End of year (a)	$332,681,912	$285,033,346

(a)Includes accumulated undistributed net investment income of (Note 8):	$27,611,275	$13,111,062

See accompanying notes to financial statements.

Statement of Cash Flows
For the year ended June 30, 2018

Cash flows used in operating activities:
Net increase in net assets resulting from operations	$9,280,285
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Amortization of common stock offering costs	455,155
Amortization of purchase discount, net	(2,257,264)
Amortization of preferred stock offering costs	82
Amortization of preferred stock discount	327
Purchases of investments	(114,112,084)
Proceeds from sales of investments	3,553,000
Distributions received from investments	26,108,708
Net realized loss on investments	943,705
Net increase in unrealized loss on investments	25,902,826
(Increase) Decrease in operating assets:
Deferred offering costs (Note 5)	(458,239)
Interest receivable	358,728
Due from affiliate (Note 5)	(76,716)
Prepaid expenses	(1,483)
Increase (Decrease) in operating liabilities:
Payable for investment securities purchased	3,901,717
Due to Adviser (Note 5)	1,493,950
Accrued expenses	296,814
Due to Administrator (Note 5)	49,070
Due to affiliate (Note 5)	21,865
Preferred dividend payable	6,021
Net cash used in operating activities	(44,533,533)
Cash flows provided by financing activities:
Gross proceeds from shares sold (Note 4)	76,935,938
Commissions and fees on shares sold (Note 5)	(5,851,870)
Distributions paid to stockholders	(17,134,412)
Repurchase of common shares (Note 4)	(14,171,501)
Proceeds from the issuance of mandatorily redeemable preferred stock (Note 7)	32,937,500
Deferred issuance costs for the issuance of preferred stock	(266,000)
Net cash provided by financing activities	72,449,655
Net increase in cash	27,916,122
Cash, beginning of year	13,121,238
Cash, end of year	$41,037,360

Supplemental information
Value of shares issued through reinvestment of dividends	$15,807,913

See accompanying notes to financial statements.

Schedule of Investments
As of June 30, 2018

Portfolio Investments(1)(9)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class and Debt Class (Cayman Islands)
Adams Mill CLO Ltd.	Subordinated Notes	3.91%	7/15/2026	$500,000	$352,498	$251,332	0.1%
Apidos CLO XVIII	Subordinated Notes	4.92%	7/22/2026	750,000	598,781	475,990	0.1%
Apidos CLO XXI	Subordinated Notes	15.91%	7/18/2027	5,000,000	4,188,814	3,614,469	1.1%
Apidos CLO XXII(4)	Subordinated Notes	12.64%	10/20/2027	3,000,000	2,631,232	2,396,797	0.7%
Babson CLO Ltd. 2014-II	Subordinated Notes	14.78%	10/17/2026	1,000,000	682,769	580,755	0.2%
Barings CLO Ltd. 2018-III (f/k/a Babson CLO Ltd. 2014-III)(4)	Subordinated Notes	11.35%	1/15/2026	397,600	237,739	224,561	0.1%
Babson CLO Ltd. 2015-I	Subordinated Notes	19.05%	4/20/2027	3,400,000	2,488,225	2,051,266	0.6%
BlueMountain CLO 2012-1 Ltd.(5)	Subordinated Notes	—%	7/20/2023	5,000,000	141,046	107,136	—%
BlueMountain CLO 2012-2 Ltd.	Subordinated Notes	7.80%	11/20/2028	3,000,000	2,493,496	1,978,691	0.6%
BlueMountain CLO 2013-2 Ltd.	Subordinated Notes	11.59%	10/22/2030	1,900,000	1,394,217	1,121,988	0.3%
BlueMountain CLO 2014-1 Ltd.	Subordinated Notes	—%	4/30/2026	250,000	186,199	118,225	—%
BlueMountain Fuji US CLO II Ltd.	Subordinated Notes	12.73%	10/20/2030	2,500,000	2,328,463	2,140,079	0.6%
California Street CLO XI Limited Partnership(5)	LP Certificates	41.42%	1/17/2025	18,330,000	921,701	1,088,152	0.3%
California Street CLO XII, Ltd.	Subordinated Notes	8.15%	10/15/2025	14,500,000	8,480,965	6,912,986	2.1%
Carlyle Global Market Strategies CLO 2013-1, Ltd.	Subordinated Notes	19.25%	8/14/2030	17,550,000	13,791,877	13,245,841	4.0%
Carlyle Global Market Strategies CLO 2013-4, Ltd.	Income Notes	19.33%	1/15/2031	11,839,488	7,825,863	7,487,618	2.3%
Carlyle Global Market Strategies CLO 2014-1, Ltd.	Income Notes	27.47%	4/17/2025	12,870,000	7,595,548	9,269,306	2.8%
Carlyle Global Market Strategies CLO 2014-3, Ltd.(5)	Subordinated Notes	61.62%	7/27/2026	15,000,000	757,665	795,694	0.2%
Carlyle Global Market Strategies CLO 2014-3-R, Ltd.	Subordinated Notes	18.09%	7/27/2031	15,000,000	12,296,239	12,382,498	3.7%
Carlyle Global Market Strategies CLO 2016-1, Ltd.	Subordinated Notes	18.05%	4/20/2027	6,500,000	5,467,569	6,019,599	1.8%
Carlyle Global Market Strategies CLO 2016-3, Ltd.(4)	Subordinated Notes	18.00%	10/20/2029	1,400,000	1,407,149	1,264,346	0.4%
Carlyle Global Market Strategies CLO 2017-5, Ltd.(4)	Subordinated Notes	15.86%	1/20/2030	10,000,000	10,125,922	9,147,734	2.7%
Cedar Funding II CLO, Ltd.	Subordinated Notes	16.53%	6/10/2030	2,500,000	1,950,587	1,873,826	0.6%
Cedar Funding IV CLO, Ltd.	Subordinated Notes	13.14%	7/23/2030	9,592,857	9,345,399	8,232,387	2.5%
Cedar Funding VI CLO, Ltd.	Subordinated Notes	14.85%	10/20/2028	3,000,000	2,795,217	2,713,443	0.8%
Cent CLO 21 Limited(4)	Subordinated Notes	17.59%	7/27/2026	500,000	374,068	347,253	0.1%
CIFC Funding 2013-I, Ltd.	Subordinated Notes	20.54%	7/16/2030	3,000,000	1,515,617	1,534,950	0.5%
CIFC Funding 2013-II, Ltd.	Income Notes	10.21%	10/18/2030	305,000	202,001	150,407	—%
CIFC Funding 2014, Ltd.	Income Notes	14.92%	1/18/2031	2,758,900	1,729,879	1,506,841	0.5%
CIFC Funding 2014-III, Ltd.	Income Notes	18.23%	7/22/2026	11,700,000	7,744,906	7,132,755	2.1%

Portfolio Investments(1)(9)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class and Debt Class (Cayman Islands)
CIFC Funding 2014-IV Investor, Ltd.(4)	Income Notes	14.43%	10/17/2026	$4,000,000	$2,417,502	$2,285,779	0.7%
CIFC Funding 2015-I, Ltd.	Subordinated Notes	19.62%	1/22/2031	7,500,000	5,728,690	5,257,645	1.6%
CIFC Funding 2015-III, Ltd.	Subordinated Notes	19.32%	4/19/2029	10,000,000	7,873,062	7,756,481	2.3%
CIFC Funding 2015-IV, Ltd.	Subordinated Notes	12.58%	10/20/2027	9,100,000	7,416,259	7,001,255	2.1%
CIFC Funding 2016-I, Ltd.(4)	Subordinated Notes	13.11%	10/21/2028	2,000,000	1,833,688	1,646,920	0.5%
CIFC Funding 2017-I, Ltd.	Subordinated Notes	12.70%	4/21/2029	8,000,000	7,548,845	6,619,069	2.0%
CIFC Funding 2017-IV, Ltd.	Subordinated Notes	14.36%	10/24/2030	10,000,000	9,622,975	8,666,022	2.6%
Covenant Credit Partners CLO II, Ltd.(6)	Subordinated Notes	4.32%	10/17/2026	4,392,156	2,795,386	2,370,908	0.7%
Galaxy XXVIII CLO, Ltd. (f/k/a Galaxy XVII CLO, Ltd.)(4)	Subordinated Notes	10.90%	7/15/2026	250,000	175,380	139,928	—%
Galaxy XVIII CLO, Ltd.	Subordinated Notes	8.74%	10/15/2026	1,250,000	712,406	551,438	0.2%
Galaxy XIX CLO, Ltd.(4)	Subordinated Notes	12.44%	7/24/2030	2,750,000	1,808,623	1,537,368	0.5%
GoldenTree 2013-7A(4)(5)	Subordinated Notes	—%	4/25/2025	4,250,000	1,175,035	941,070	0.3%
GoldenTree Loan Opportunities IX, Ltd.(4)	Subordinated Notes	13.29%	10/29/2026	3,250,000	2,323,065	2,195,998	0.7%
Halcyon Loan Advisors Funding 2014-2 Ltd.(4)	Subordinated Notes	8.71%	4/28/2025	400,000	235,736	185,110	0.1%
Halcyon Loan Advisors Funding 2014-3 Ltd.	Subordinated Notes	13.91%	10/22/2025	500,000	334,827	253,080	0.1%
Halcyon Loan Advisors Funding 2015-1 Ltd.	Subordinated Notes	19.32%	4/20/2027	3,000,000	2,106,012	1,886,505	0.6%
Halcyon Loan Advisors Funding 2015-2 Ltd.	Subordinated Notes	14.99%	7/25/2027	3,000,000	2,229,606	2,016,770	0.6%
Halcyon Loan Advisors Funding 2015-3 Ltd.(4)	Subordinated Notes	19.79%	10/18/2027	7,000,000	6,129,610	5,747,612	1.7%
HarbourView CLO VII-R, Ltd. (f/k/a HarbourView CLO VII, Ltd.)(4)	Subordinated Notes	18.95%	11/18/2026	275,000	193,801	197,867	0.1%
Jefferson Mill CLO Ltd.(4)	Subordinated Notes	7.20%	7/20/2027	5,000,000	4,122,108	3,177,554	1.0%
LCM XV Limited Partnership	Income Notes	8.01%	7/20/2030	250,000	184,673	137,185	—%
LCM XVI Limited Partnership	Income Notes	8.04%	7/15/2026	5,000,000	3,601,825	2,844,658	0.9%
LCM XVII Limited Partnership	Income Notes	6.75%	10/15/2026	500,000	405,085	320,315	0.1%
Madison Park Funding XIII, Ltd.(4)	Subordinated Notes	19.08%	1/19/2025	13,000,000	9,075,867	8,649,599	2.6%
Madison Park Funding XIV, Ltd.(4)	Subordinated Notes	17.28%	7/20/2026	14,000,000	10,883,830	10,659,997	3.2%
Madison Park Funding XV, Ltd.	Subordinated Notes	19.71%	1/27/2026	4,000,000	2,998,089	3,243,055	1.0%
Mountain View CLO 2014-1 Ltd.	Income Notes	10.72%	10/15/2026	1,000,000	617,285	419,255	0.1%
Mountain View CLO IX Ltd.(4)	Subordinated Notes	17.63%	7/15/2031	5,000,000	3,295,842	3,902,626	1.2%
Octagon Investment Partners XIV, Ltd.(4)	Income Notes	18.16%	7/15/2029	6,150,000	3,656,028	3,124,157	0.9%
Octagon Investment Partners XVII, Ltd.(7)	Subordinated Notes	—%	1/27/2031	16,153,000	8,116,883	8,116,883	2.4%
Octagon Investment Partners 18-R Ltd. (f/k/a Octagon Investment Partners XVIII, Ltd.)(4)	Subordinated Notes	17.16%	12/16/2024	4,568,944	2,718,548	2,623,262	0.8%
Octagon Investment Partners XX, Ltd.	Subordinated Notes	3.71%	8/12/2026	500,000	355,612	258,307	0.1%
Octagon Investment Partners XXI, Ltd.(4)	Subordinated Notes	20.06%	11/14/2026	10,700,000	6,376,171	6,790,140	2.0%

Portfolio Investments(1)(9)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class and Debt Class (Cayman Islands)
Octagon Investment Partners XXII, Ltd.	Subordinated Notes	19.12%	1/22/2030	$6,625,000	$4,682,803	$4,089,517	1.2%
Octagon Investment Partners XXIII, Ltd.	Subordinated Notes	28.38%	7/15/2027	12,000,000	9,514,549	11,193,867	3.4%
Octagon Investment Partners 30, Ltd.(4)	Subordinated Notes	15.77%	3/17/2030	9,525,000	9,100,675	7,987,930	2.4%
Octagon Loan Funding, Ltd.	Subordinated Notes	8.70%	11/18/2026	2,550,000	1,859,521	1,600,643	0.5%
OZLM V, Ltd.	Subordinated Notes	18.44%	1/17/2031	27,343,000	15,471,382	15,196,016	4.6%
OZLM VI, Ltd.	Subordinated Notes	15.14%	4/17/2026	15,688,991	10,140,869	8,049,421	2.4%
OZLM VII, Ltd.	Subordinated Notes	16.52%	7/17/2026	2,450,000	1,561,705	1,312,402	0.4%
OZLM VIII, Ltd.	Subordinated Notes	10.87%	10/17/2026	750,000	526,291	486,636	0.1%
OZLM IX, Ltd.	Subordinated Notes	15.51%	1/20/2027	15,000,000	11,571,505	10,603,672	3.2%
OZLM XII, Ltd.(4)	Subordinated Notes	10.72%	4/30/2027	12,122,952	9,491,202	7,349,627	2.2%
Regatta IV Funding Ltd.	Subordinated Notes	5.99%	7/25/2026	250,000	167,732	139,025	—%
Romark WM-R Ltd. (f/k/a Washington Mill CLO Ltd.)(4)	Subordinated Notes	12.41%	4/20/2026	490,713	380,435	317,910	0.1%
Symphony CLO XIV, Ltd.(4)	Subordinated Notes	3.82%	7/14/2026	750,000	521,800	418,444	0.1%
Symphony CLO XVI, Ltd.	Subordinated Notes	12.09%	7/15/2028	5,000,000	4,373,539	3,684,471	1.1%
THL Credit Wind River 2013-1 CLO, Ltd..(4)	Subordinated Notes	16.20%	7/30/2030	10,395,000	7,763,814	6,470,621	1.9%
THL Credit Wind River 2013-2 CLO, Ltd.	Income Notes	18.54%	10/18/2030	3,250,000	1,976,682	1,917,716	0.6%
Voya IM CLO 2013-1, Ltd.(4)	Income Notes	16.48%	10/15/2030	4,174,688	2,668,050	2,454,376	0.7%
Voya IM CLO 2013-3, Ltd.	Subordinated Notes	8.13%	1/18/2026	4,000,000	2,414,216	1,984,836	0.6%
Voya IM CLO 2014-1, Ltd.(4)	Subordinated Notes	16.47%	4/18/2026	314,774	217,751	207,911	0.1%
Voya CLO 2014-3, Ltd.	Subordinated Notes	20.07%	7/25/2026	7,000,000	4,185,325	3,634,717	1.1%
Voya CLO 2014-4, Ltd.	Subordinated Notes	15.12%	10/14/2026	1,000,000	793,754	667,446	0.2%
Voya CLO 2015-2, Ltd.	Subordinated Notes	11.98%	7/23/2027	500,000	409,023	353,891	0.1%
Voya CLO 2016-1, Ltd.(4)	Subordinated Notes	20.10%	1/20/2031	7,750,000	6,649,691	6,586,631	2.0%
Voya CLO 2016-3, Ltd.(4)	Subordinated Notes	12.68%	10/18/2027	5,000,000	4,835,464	4,076,855	1.2%
Voya CLO 2017-3, Ltd.(4)	Subordinated Notes	12.26%	7/20/2030	5,750,000	6,072,126	5,553,481	1.7%
Voya CLO 2018-1, Ltd.	Subordinated Notes	15.80%	4/21/2031	10,000,000	10,009,328	9,600,616	2.9%
West CLO 2014-1 Ltd.	Subordinated Notes	19.79%	7/18/2026	13,375,000	9,887,726	9,804,311	2.9%
Galaxy XXVIII CLO, Ltd.(4)(7)(8)	Class F Junior Note	LIBOR +8.48%	7/15/2031	41,713	38,585	38,585	—%
Total Portfolio Investments					$368,405,548	$343,472,317	103.2%
Other liabilities in excess of assets						(10,790,405)	(3.2)%
Net Assets						$332,681,912	100.0%

(1) The Company does not “control” and is not an “affiliate” of any of the portfolio investments, each term as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if the Company owned 5% or more of its voting securities.

(2) The CLO subordinated notes/fee notes and income notes are considered equity positions in the CLOs. The CLO equity investments are entitled to recurring distributions, which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to senior debt holders and CLO expenses. The current estimated yield indicated is based on the current projections of this excess cash flow taking into account assumptions which have been made regarding expected prepayments, losses and reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions.

(3) Fair value is determined by or under the direction of the Company’s Board of Directors. As of June 30, 2018, all of the Company’s investments were classified as Level 3. ASC 820 classifies such unobservable inputs used to measure fair value as Level 3 within the valuation hierarchy. See Notes 2 and 3 within the accompanying notes to financial statements for further discussion.

(4) Co-investment with other entities managed by an affiliate of the Adviser (see Note 5).
(5) Security was called for redemption and the liquidation of the underlying loan portfolio is ongoing.
(6) Principal amount of subordinated notes and subordinated fee note is $4,000,000 and $392,156, respectively.
(7) This investment was not settled as of June 30, 2018 and therefore was not accruing income.
(8) The interest rate on these investments is subject to the base rate of 3-Month LIBOR, which was 2.34% at June 30, 2018. The current base rate for each investment may be different from the reference rate on June 30, 2018.

(9) Restricted securities for which quotations are not readily available are valued at fair value, as determined by the Board of Directors.
See accompanying notes to financial statements.

Notes to Financial Statements
June 30, 2018

Note 1. Principal Business and Organization
Priority Income Fund, Inc., (the “Company,” “us,” “our,” or “we”) was incorporated under the general corporation laws of the State of Maryland on July 19, 2012 as an externally managed, nondiversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and commenced operations on May 9, 2013. In addition, the Company has elected to be treated for tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Company’s investment objective is to generate current income, and as a secondary objective, long-term capital appreciation. We seek to achieve our investment objective by investing, under normal circumstances, in senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated (“Senior Secured Loans”) with an emphasis on current income. Our investments may take the form of the purchase of Senior Secured Loans (either in the primary or secondary markets) or through investments in the equity and junior debt tranches of collateralized loan obligation (“CLO”) vehicles that in turn own pools of Senior Secured Loans. The Company intends to invest in both the primary and secondary markets.

The Company is managed by Priority Senior Secured Income Management, LLC (the “Adviser”), which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is 50% owned by Prospect Capital Management, L.P. (“PCM”) and 50% by Stratera Holdings, LLC (“Stratera Holdings”).

The Company is offering up to 100,000,000 shares of its common stock, on a best efforts basis. The Company commenced the offering on May 9, 2013, at an initial offering price of $15.00 per share, for an initial offering period of 36 months from the date of the commencement of the offering. On January 6, 2014, the Company satisfied its minimum offering requirement by raising over $2.5 million from selling shares to persons not affiliated with the Company or the Adviser (the “Minimum Offering Requirement”), and as a result, broke escrow and commenced making investments.

On February 9, 2016 the Company’s Board of Directors approved an 18-month extension to the offering period for the sale of shares through November 9, 2017. Subsequently, on May 30, 2017, the Priority Board approved a continuation of this offering for an additional two years, extending this offering until the earlier of (i) November 2, 2019, or (ii) the date upon which 150,000,000 shares have been sold in the course of the offering of the Company’s shares, unless further extended by our Board of Directors.

Note 2. Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

Basis of Presentation
The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) pursuant to the requirements of ASC 946, Financial Services - Investment Companies (“ASC 946”), and Articles 6 and 12 of Regulation S-X.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income, expenses and gains (losses) during the reporting period. Actual results could differ from those estimates and those differences could be material.

Cash
Cash are funds deposited with financial institutions.

Investment Valuation
The Company follows guidance under U.S. GAAP, which classifies the inputs used to measure fair values into the following hierarchy:

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

Level 2. Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities on an inactive market, or other observable inputs other than quoted prices.

Level 3. Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

Investments for which market quotations are readily available are valued at such market quotations and are classified in Level 1 of the fair value hierarchy.

U.S. government securities for which market quotations are available are valued at a price provided by an independent pricing agent or primary dealer. The pricing agent or primary dealer provides these prices usually after evaluating inputs including yield curves, credit rating, yield spreads, default rates, cash flows, broker quotes and reported trades. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

With respect to investments for which market quotations are not readily available, or when such market quotations are deemed not to represent fair value, the board of directors (the “Board”) has approved a multi-step valuation process for each quarter, as described below, and such investments are classified in Level 3 of the fair value hierarchy:

1.	Each portfolio investment is reviewed by investment professionals of the Adviser with the independent valuation firm engaged by the Board.

2.	The independent valuation firm prepares independent valuations based on its own independent assessments and issue its report.

3.
The Audit Committee of the Board (the “Audit Committee”) reviews and discusses with the independent valuation firm the valuation report, and then makes a recommendation to the Board of the value for each investment.

4.
The Board discusses valuations and determines the fair value of such investments in the Company’s portfolio in good faith based on the input of the Adviser, the respective independent valuation firm and the Audit Committee.

The Company’s investments in CLOs are classified as Level 3 fair value measured securities under ASC 820 and are valued using both a discounted single-path cash flow model and a discounted multi-path cash flow model. The CLO structures are analyzed to identify the risk exposures and to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized in the multi-path cash flow model using Monte Carlo simulations, which is a simulation used to model the probability of different outcomes, to generate probability-weighted (i.e., multi-path) cash flows from the underlying assets and liabilities.  These cash flows, after payments to debt tranches senior to our equity positions, are discounted using appropriate market discount rates, and relevant data in the CLO market as well as certain benchmark credit indices are considered, to determine the value of each CLO investment.  In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the multi-path cash flows.  We are not responsible for and have no influence over the asset management of the portfolios underlying the CLO investments we hold, as those portfolios are managed by non-affiliated third party CLO collateral managers. The main risk factors are default risk, prepayment risk, interest rate risk, downgrade risk, and credit spread risk.

The types of factors that are taken into account in fair value determination include, as relevant, market changes in expected returns for similar investments, performance improvement or deterioration, the nature and realizable value of any collateral, the issuer’s ability to make payments and its earnings and cash flows, the markets in which the issuer does business, comparisons to traded securities, and other relevant factors.

Securities Transactions
Securities transactions are recorded on trade date. Realized gains or losses on investments are calculated by using the specific identification method. In accordance with ASC 325-40, Beneficial Interest in Securitized Financial Assets, investments in CLOs are periodically assessed for other-than-temporary impairment (“OTTI”). When the Company determines that a CLO has OTTI, the amortized cost basis of the CLO is written down to its fair value as of the date of the determination based on events and information evaluated and that write-down is recognized as a realized loss.

Revenue Recognition
Interest income from investments in the “equity” positions of CLOs (typically income notes, subordinated notes or preferred shares) is recorded based on an estimation of an effective yield to expected maturity utilizing assumed future cash flows. The Company monitors the expected cash inflows from CLO equity investments, including the expected residual payments, and the estimated effective yield is updated periodically. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis.

Preferred Stock
The Company carries its mandatorily redeemable preferred stock at accreted cost on the Statement of Assets and Liabilities, and not fair value. Refer to “Note 7. Mandatorily Redeemable Preferred Stock” for further details. In accordance with ASC 480-10-25, the Company’s mandatorily redeemable preferred stock has been classified as a liability on the Statement of Assets and Liabilities. Dividend payments relating to the mandatorily redeemable preferred stock are included in preferred dividend payable on the Statement of Assets and Liabilities and preferred dividend expense on the Statement of Operations.

Offering Costs
Offering costs are capitalized to deferred offering costs on the Statement of Assets and Liabilities and amortized to expense over the 12 month period following such capitalization on a straight line basis.

Offering expenses consist of costs for the registration, certain marketing and distribution of the Company’s shares. These expenses include, but are not limited to, expenses for legal, accounting, printing and certain marketing, and include salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others for providing these services.

Due to Adviser
Amounts due to our Adviser consist of expense support repayments, base management fees, incentive fees, routine non-compensation overhead, operating expenses paid on behalf of the Company and offering expenses paid on behalf of the Company. All balances due to the Adviser and Company are settled quarterly.

Dividends and Distributions
Dividends and distributions to stockholders, which are determined in accordance with federal income tax regulations, are recorded on the record date. The amount to be paid out as a dividend or distribution is approved by the Board. Net realized capital gains, if any, are generally distributed or deemed distributed at least annually.

Income Taxes
The Company has elected to be treated as a RIC for U.S. federal income tax purposes and intends to comply with the requirement of the Code applicable to RICs. In order to continue to qualify for RIC tax treatment among other things, the Company is required to distribute at least 90% of its investment company taxable income (the “Annual Distribution Requirement”) and intends to distribute all of the Company’s investment company taxable income and net capital gain to stockholders; therefore, the Company has made no provision for income taxes. The character of income and gains that the Company will distribute is determined in accordance with income tax regulations that may differ from U.S.

GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

As of June 30, 2018, the cost basis of investments for tax purposes was $340,405,944 resulting in estimated gross unrealized appreciation and depreciation of $25,660,182 and $22,593,809 respectively.

If the Company does not distribute (or is not deemed to have distributed) at least (1) 98% of its calendar year ordinary income; (2) 98.2% of its capital gains for the one-year period ending October 31 in that calendar year; and (3) any income recognized but not distributed in the preceding years and on which the Company paid no corporate-level tax, the Company will generally be required to pay an excise tax equal to 4% of such excess amounts. To the extent that the Company determines that its estimated current calendar year taxable income will be in excess of estimated current calendar year dividend distributions from such taxable income, the Company accrues excise taxes, if any, on estimated excess taxable income. As of and for the calendar year ended December 31, 2017, we determined that the Company met the distribution requirements and therefore was not required to pay excise tax. Additionally, as of June 30, 2018, we do not expect to have any excise tax due for 2018 calendar year. Thus, we have not accrued any excise tax for this period.

If the Company fails to satisfy the Annual Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, the
Company would be subject to tax on all of its taxable income at regular corporate rates. The Company would not be able to deduct distributions to stockholders, nor would the Company be required to make distributions. Distributions would generally be taxable to the Company’s individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to qualified dividend income to the extent of the Company’s current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, the Company would be required to distribute to its stockholders the Company’s accumulated earnings and profits attributable to non-RIC years reduced by an interest charge of 50% of such earnings and profits payable by us as an additional tax. In addition, if the Company failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, the Company would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Company had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years.

In September 2016, the IRS and U.S. Treasury Department issued proposed regulations that, if finalized, would provide that the income inclusions from a Passive Foreign Investment Company (“PFIC”) with a Qualified Electing Fund (“QEF”) or a Controlled Foreign Corporation (“CFC”) would not be good income for purposes of the 90% Income Test unless the Company receives a cash distribution from such entity in the same year attributable to the included income. If such income were not considered “good income” for purposes of the 90% income test, the Company may fail to qualify as a RIC.

It is unclear whether or in what form these regulations will be adopted or, if adopted, whether such regulations would have a significant impact on the income that could be generated by the Company. If adopted, the proposed regulations would apply to taxable years of the Company beginning on or after 90 days after the regulations are published as final. The Company is monitoring the status of the proposed regulations and is assessing the potential impact of the proposed tax regulation on its operations.

The Company follows ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than not threshold are recorded as a tax benefit or expense in the current year. As of June 30, 2018 and for the year then ended, the Company did not have a liability for any unrecognized tax benefits, respectively. Management has analyzed the Company’s positions taken and expected to be taken on its income tax returns for all open tax years and for the year ended June 30, 2018, and has concluded that as of June 30, 2018, no provision for uncertain tax position is required in the Company’s financial statements. Our determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. All federal and state income tax returns for each tax year in the three-year period ended June 30, 2017 and for the year ended June 30, 2018 remain subject to examination by the Internal Revenue Service and state departments of revenue.

Recent Accounting Pronouncement
In June 2016, the FASB issued ASU 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”), which amends the financial instruments impairment guidance so that an entity is required to measure expected credit losses for financial assets based on historical experience, current conditions and reasonable and supportable forecasts. As such, an entity will use forward-looking information to estimate credit losses. ASU 2016-13 also amends the guidance in FASB ASC Subtopic No. 325-40, Investments-Other, Beneficial Interests in Securitized Financial Assets, related to the subsequent measurement of accretable yield recognized as interest income over the life of a beneficial interest in securitized financial assets under the effective yield method. ASU 2016-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Early adoption is permitted as of the fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. We are currently evaluating the impact, if any, of adopting this ASU on our financial statements.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments (“ASU 2016-15”), which addresses certain aspects of cash flow statement classification. One such amendment requires cash payments for debt prepayment or debt extinguishment costs to be classified as cash outflows for financing activities. ASU 2016-15 is effective for financial statements issued for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. Early adoption is permitted, including adoption in an interim period. If an entity early adopts the amendments in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period. An entity that elects early adoption must adopt all of the amendments in the same period. The adoption of the amended guidance in ASU 2016-15 is not expected to have a significant effect on our financial statements and disclosures.

In October 2016, the SEC adopted significant reforms under the 1940 Act that impose extensive new disclosure and reporting obligations on most 1940 Act funds (collectively, the “Reporting Rules”). The Reporting Rules greatly expand the volume of information regarding fund portfolio holdings and investment practices that must be disclosed. The adopted amendments to Regulation S-X for 1940 Act funds require additional information to be disclosed in the schedule of investments filing (among other changes). The amendments to Regulation S-X are effective for reporting periods ending after August 1, 2017. The increased reporting did not have a material impact on our financial statements.

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606), which amends accounting guidance for revenue recognition arising from contracts with customers. Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration the entity expects to be entitled to in exchange for those goods or services. In August 2015, the FASB also issued ASU 2015-14, Revenue from Contracts with Customers (Topic 606): Deferral of the Effective Date, which deferred the effective date of the standard for one year. As a result, the guidance is effective for financial statements issued for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. Early adoption is permitted as of fiscal years beginning after December 15, 2016, including interim periods within those fiscal years. Based on the scope exception in Topic 606, this guidance will have no impact on the Company.

Note 3. Portfolio Investments
Purchases of investment securities (excluding short-term securities) for year ended June 30, 2018 were $114,112,084. Nine investments were called for redemption and the liquidation of the underlying portfolios is ongoing. During the year ended June 30, 2018, the Company recorded OTTI on two of these investments, resulting in realized losses of $844,073. The Company received $46,573 from liquidating payments on investments that was previously written-off for tax purposes which resulted in a realized gain.

The following table summarizes the inputs used to value the Company’s investments measured at fair value as of June 30, 2018:

	Level 1	Level 2	Level 3	Total
Assets
Collateralized Loan Obligations - Equity Class and Debt Class	$—	$—	$343,472,317	$343,472,317

The following is a reconciliation of investments for which Level 3 inputs were used in determining fair value:

Collateralized Loan Obligation - Equity and Debt Class
Fair value at June 30, 2017	$283,611,208
Net realized loss on investments	(943,705)
Net increase in unrealized loss on investments	(25,902,826)
Purchases of investments	114,112,084
Distributions received from investments	(26,108,708)
Proceeds from sales of investments	(3,553,000)
Amortization of purchase discount, net	2,257,264
Transfers into Level 3(1)	—
Transfers out of Level 3(1)	—
Fair value at June 30, 2018	$343,472,317

Net increase in unrealized loss attributable to Level 3 investments still held at the end of the year	$(26,465,511)

(1) There were no transfers between Level 1 and Level 2 during the year.

The following table provides quantitative information about significant unobservable inputs used in the fair value measurement of Level 3 investments as of June 30, 2018:

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range(1)(2)	Weighted Average(1)(2)
Collateral Loan Obligations - Equity Class and Debt Class	$343,472,317	Discounted Cash Flow	Discount Rate	2.33% - 33.21%	18.83%

(1) Excludes investments that have been called for redemption.
(2) Represents the implied discount rate based on our internally generated single-cash flows that is derived from the fair value estimated by the corresponding multi-path cash flow model utilized by the independent valuation firm.
In determining the range of values for our investments in CLOs, the independent valuation firm uses a discounted multi-path cash flow model. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view as well as to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized in the multi-path cash flow model using Monte Carlo simulations to generate probability-weighted (i.e., multi-path) cash flows for the underlying assets and liabilities. These cash flows are discounted using appropriate market discount rates, and relevant data in the CLO market and certain benchmark credit indices are considered, to determine the value of each CLO investment. In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the corresponding multi-path cash flow model.

The significant unobservable input used to value the CLOs is the discount rate applied to the estimated future cash flows expected to be received from the underlying investment, which includes both future principal and interest payments. Included in the consideration and selection of the discount rate are the following factors: risk of default, comparable investments, and call provisions. An increase or decrease in the discount rate applied to projected cash flows, where all other inputs remain constant, would result in a decrease or increase, respectively, in the fair value measurement.

The Company is not responsible for and has no influence over the management of the portfolios underlying the CLO investments the Company holds as those portfolios are managed by non-affiliated third party CLO collateral managers. CLO investments may be riskier and less transparent to the Company than direct investments in underlying companies. CLOs typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans.

The Company’s portfolio primarily consists of residual interests investments in CLOs, which involve a number of significant risks. CLOs are typically highly levered (10 - 14 times), and therefore the residual interest tranches that the Company invests in are subject to a higher degree of risk of total loss. In particular, investors in CLO residual interests indirectly bear risks of the underlying loan investments held by such CLOs. The Company generally has the right to receive payments only from the CLOs, and generally do not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs the Company targets generally enable the investor to acquire interests in a pool of senior loans without the expenses associated with directly holding the same investments, the Company’s prices of indices and securities underlying CLOs will rise or fall. These prices (and, therefore, the values of the CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure by a CLO investment in which the Company invest to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to reductions in its payments to the Company. In the event that a CLO fails certain tests, holders of debt senior to the Company may be entitled to additional payments that would, in turn, reduce the payments the Company would otherwise be entitled to receive. Separately, the Company may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO or any other investment the Company may make. If any of these occur, it could materially and adversely affect the Company’s operating results and cash flows.

The interests the Company has acquired in CLOs are generally thinly traded or have only a limited trading market. CLOs are typically privately offered and sold, even in the secondary market. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO residual interests carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that the Company’s investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO investment or unexpected investment results. The Company’s net asset value may also decline over time if the Company’s principal recovery with respect to CLO residual interests is less than the price that the Company paid for those investments. The Company’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on its value.

An increase in LIBOR would materially increase the CLO’s financing costs. Since most of the collateral positions within the CLOs have LIBOR floors, there may not be corresponding increases in investment income (if LIBOR increases but stays below the LIBOR floor rate of such investments) resulting in materially smaller distribution payments to the residual interest investors.

On July 27, 2017, the Financial Conduct Authority (“FCA”) announced that it will no longer persuade or compel banks to submit rates for the calculation of the LIBOR rates after 2021 (the “FCA Announcement”). Furthermore, in the United States, efforts to identify a set of alternative U.S. dollar reference interest rates include proposals by the

Alternative Reference Rates Committee of the Federal Reserve Board and the Federal Reserve Bank of New York. On August 24, 2017, the Federal Reserve Board requested public comment on a proposal by the Federal Reserve Bank of New York, in cooperation with the Office of Financial Research, to produce three new reference rates intended to serve as alternatives to LIBOR. These alternative rates are based on overnight repurchase agreement transactions secured by U.S. Treasury Securities. On December 12, 2017, following consideration of public comments, the Federal Reserve Board concluded that the public would benefit if the Federal Reserve Bank of New York published the three proposed reference rates as alternatives to LIBOR (the “Federal Reserve Board Notice”). The Federal Reserve Bank of New York said that the publication of these alternative rates is targeted to commence by mid-2018.

At this time, it is not possible to predict the effect of the FCA Announcement, the Federal Reserve Board Notice, or other regulatory changes or announcements, any establishment of alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom, the United States or elsewhere. As such, the potential effect of any such event on our net investment income cannot yet be determined. The CLOs in which the Company is invested generally contemplate a scenario where LIBOR is no longer available by requiring the CLO administrator to calculate a replacement rate primarily through dealer polling on the applicable measurement date. However, there is uncertainty regarding the effectiveness of the dealer polling processes, including the willingness of banks to provide such quotations, which could adversely impact our net investment income. In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of the CLOs in which we invest, is currently unclear. To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and liabilities which could have an adverse impact on the Company’s net investment income and portfolio returns.

If the Company owns more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including residual interest tranche investments in a CLO investment treated as a CFC), for which the Company is treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to its pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), the Company is required to include such deemed distributions from a CFC in its income and the Company is required to distribute such income to maintain its RIC tax treatment regardless of whether or not the CFC makes an actual distribution during such year.

The Company owns shares in “passive foreign investment companies” (“PFICs”) (including residual interest tranche investments in CLOs that are PFICs), therefore the Company may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend to its stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Company to recognize its share of the PFICs income for each year regardless of whether the Company receives any distributions from such PFICs. The Company must nonetheless distribute such income to maintain its tax treatment as a RIC.

If the Company is required to include amounts in income prior to receiving distributions representing such income, the Company may have to sell some of its investments at times and/or at prices management would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Company is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The Company’s portfolio is concentrated in CLO vehicles, which is subject to a risk of loss if that sector experiences a market downturn. The Company is subject to credit risk in the normal course of pursuing its investment objectives. The Company’s maximum risk of loss from credit risk for its portfolio investments is the inability of the CLO collateral managers to return up to the cost value due to defaults occurring in the underlying loans of the CLOs.

Investments in CLO residual interests generally offer less liquidity than other investment grade or high-yield corporate debt, and may be subject to certain transfer restrictions. The Company’s ability to sell certain investments quickly in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments. In addition,

CLOs are subject to the possibility of liquidation upon an event of default of certain minimum required coverage ratios, which could result in full loss of value to the CLO residual interests and junior debt investors.

The fair value of the Company’s investments may be significantly affected by changes in interest rates. The Company’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. In the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its investments and operating results. In the event of a declining interest rate environment, a faster than anticipated rate of prepayments is likely to result in a lower than anticipated yield.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the currently assigned valuations.

Note 4. Capital
The Company offers three classes of shares of common stock: Class R shares, Class RIA shares and Class I shares. Class R shares are available to the general public. Class RIA shares are only available to accounts managed by registered investment advisers. Class I shares are available for purchase only through (1) fee-based programs, also known as wrap accounts, of investment dealers, (2) participating broker-dealers that have alternative fee arrangements with their clients, (3) certain registered investment advisers or (4) bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers. These classes of shares differ only with respect to the sales load purchasers in the offering must pay, as follows:

•For Class R shares, purchasers pay selling commissions of up to 6.0% and dealer manager fees of 2.0%;
•For Class RIA shares, purchasers pay dealer manager fees of 2.0%, but no selling commissions; and
•For Class I shares, purchasers pay no selling commissions or dealer manager fees.

The Company’s authorized stock consists of 200,000,000 shares of stock, par value $0.01 per share, 15,000,000 of which are classified as Term Preferred Stock, par value $0.01 per share, or “Term Preferred Stock”, and 185,000,000 of which are classified as common stock comprising 165,000,000 of Class R shares, 10,000,000 of Class RIA shares and 10,000,000 of Class I shares. Each class of shares has identical voting and distributions rights, and bears its own pro rata portion of the Company’s expenses and has the same net asset value.

Transactions in shares of common stock were as follows during the year ended June 30, 2018 and the year ended June 30, 2017:

	Class R Shares		Class RIA Shares		Class I Shares		Total
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended June 30, 2018:
Shares sold	4,584,183	$72,961,771	117,308	$1,762,450	121,061	$1,773,561	4,822,552	$76,497,782
Shares issued from reinvestment of distributions	1,094,951	15,269,128	8,968	124,796	29,688	413,989	1,133,607	15,807,913
Repurchase of common shares	(941,502)	(13,210,870)	(3,912)	(54,416)	(65,213)	(906,215)	(1,010,627)	(14,171,501)
Net increase from capital transactions	4,737,632	$75,020,029	122,364	$1,832,830	85,536	$1,281,335	4,945,532	$78,134,194

Year Ended June 30, 2017:
Shares sold	6,386,464	$102,435,913	146,802	$2,189,387	81,130	$1,203,305	6,614,396	$105,828,605
Shares issued from reinvestment of distributions	703,328	9,863,776	4,916	68,924	19,916	279,083	728,160	10,211,783
Repurchase of common shares	(347,207)	(5,000,504)	(493)	(7,165)	(40,520)	(581,311)	(388,220)	(5,588,980)
Net increase from capital transactions	6,742,585	$107,299,185	151,225	$2,251,146	60,526	$901,077	6,954,336	$110,451,408

At June 30, 2018, the Company has 23,409,978, 583,152 and 705,487 of Class R shares, Class RIA shares and Class I shares issued and outstanding, respectively.

At June 30, 2017, the Company has 18,672,346, 460,788 and 619,951 of Class R shares, Class RIA shares and Class I shares issued and outstanding, respectively.

Share Repurchase Program
The Company conducts quarterly tender offers pursuant to its share repurchase program. The Company’s Board considers the following factors, among others, in making its determination regarding whether to cause us to offer to repurchase shares and under what terms:

•	the effect of such repurchases on our qualification as a RIC (including the consequences of any necessary asset sales);

•	the liquidity of the Company’s assets (including fees and costs associated with disposing of assets);

•	the Company’s investment plans and working capital requirements;

•	the relative economies of scale with respect to the Company’s size;

•	the Company’s history in repurchasing shares or portions thereof; and

•	the condition of the securities markets.
The Company limits the number of shares to be repurchased in any calendar year to 20% of the weighted average number of shares outstanding in the prior calendar year, or 5% in each quarter, though the actual number of shares that the Company offer to repurchase may be less in light of the limitations noted below. At the discretion of the Company’s Board, the Company may use cash on hand, and cash from the sale of investments as of the end of the applicable period to repurchase shares. In addition, the Company currently limits the number of shares to be repurchased during any calendar year to the number of shares the Company can repurchase with the proceeds the Company receives from the sale of its shares under its distribution reinvestment plan. The Company will offer to repurchase such shares at a price equal to the net asset value per share of our common stock specified in the tender offer. The Company’s Board may suspend or terminate the share repurchase program at any time. The first such tender offer commenced in May 2015.

The following table sets forth the number of common shares that were repurchased by the Company in each tender offer:

	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
For year ended June 30, 2017
June 30, 2016	July 26, 2016	65,696	100.00%	$14.24	$935,513
September 30, 2016	November 3, 2016	66,998	100.00%	13.86	928,594
December 31, 2016	January 25, 2017	59,538	100.00%	14.70	875,211
March 31, 2017	April 27, 2017	195,988	57.90%	14.54	2,849,662
Total for year ended June 30, 2017		388,220			5,588,980

For year ended June 30, 2018
June 30, 2017	July 31, 2017	213,636	79.39%	14.46	3,089,170
September 30, 2017	October 27, 2017	235,220	100.00%	14.10	3,316,611
December 31, 2017	January 26, 2018	272,534	91.22%	13.87	3,780,039
March 31, 2018	April 30, 2018	289,237	36.51%	13.78	3,985,681
Total for the year ended June 30, 2018		1,010,627			$14,171,501

On June 14, 2018, the Company made an offer to purchase up to $4,138,855 in aggregate amount of the Company’s issued and outstanding common shares. The offer began on June 21, 2018 and expired at 12:00 Midnight, Eastern Time, on July 23, 2018, and a total of 493,205 shares were validly tendered and not withdrawn pursuant to the offer as of such date. In accordance with the terms of the offer, the Company purchased 306,581 shares at a purchase price of $13.50 per share and a total of 264,808, 8,861 and 32,912 Class R, Class RIA and Class I shares, respectively were validly tendered and not withdrawn pursuant to the offer.

Note 5. Transactions with Affiliates
Investment Advisory Agreement
On May 9, 2013, the Company entered into an investment advisory agreement (the “Investment Advisory Agreement”) with the Adviser. The Adviser manages the day-to-day investment operations of, and provides investment advisory services to, the Company. For providing these services, the Adviser is paid a base management fee and an incentive fee. The base management fee, payable quarterly in arrears, is calculated at an annual rate of 2.0% based on the average of the total assets as of the end of the two most recently completed calendar quarters. The Company also pays routine non-compensation overhead expenses of the Adviser in an amount up to 0.0625% per quarter (0.25% annualized) of the Company’s average total assets. The incentive fee is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the immediately preceding quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees received) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, expenses reimbursed under the Investment Advisory Agreement, the administration agreement and the investor services agreement, any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the organization and offering expenses and incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to the preferred return rate of 1.5% per quarter (6.0% annualized). The Company pays the Adviser an incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the preferred return rate; (2) 100% of the pre-incentive fee net investment income, if any, that exceeds the preferred return rate but is less than 1.875% in any calendar quarter (7.5% annualized); and (3) 20.0% of the pre-incentive fee net investment income, if any, that exceeds 1.875% in any calendar quarter. These calculations are appropriately pro-rated for any period of less than three months.

For the year ended June 30, 2018, expenses incurred by the Company and the payable remaining at June 30, 2018 in connection with the Investment Advisory Agreement were as follows:

Description	Expense	Payable
Base management fee(1)	$6,637,033	$1,841,390
Incentive fee(1)	9,012,585	2,491,841
Routine non-compensation overhead expenses(2)	107,573	27,303

(1) The payable amount is presented as part of Due to Adviser on the Statement of Assets and Liabilities.

(2) The payable amount is presented as part of Due to Adviser on the Statement of Assets and Liabilities and as part of Adviser shared service expense in the Statement of Operations.

Expense Support and Conditional Reimbursement Agreement
We have entered into an expense support and conditional reimbursement agreement (the “Expense Support Agreement”) with our Adviser, whereby our Adviser has agreed to reimburse us for operating expenses in an amount equal to the difference between distributions to our common stockholders for which a record date has occurred in each quarter less the sum of our net investment income, the net realized capital gains/losses and dividends and other distributions paid to us from our portfolio investments during such period (“Expense Support Reimbursement”). To the extent that there are no dividends or other distributions to our common stockholders for which a record date has occurred in any given quarter, then the Expense Support Reimbursement for such quarter is equal to such amount necessary in order for Available Operating Funds (as defined below) for the quarter to equal zero. The Expense Support Agreement will remain in effect until the date on which our public offering of shares of common stock ends, unless extended mutually by us and our Adviser. Any payments required to be made by our Adviser under the Expense Support Agreement or any quarter shall be paid by our Adviser to us in any combination of cash or other immediately available funds, and/or offsets against amounts otherwise due from us to our Adviser, no later than the earlier of (i) the date on which we close our books for such quarter and (ii) sixty days after the end of such quarter, or at such later date as determined by us (the “Expense Payment Date”). We have a conditional obligation to reimburse our Adviser for any amounts funded by our Adviser under the Expense Support Agreement. Following any calendar quarter in which Available Operating Funds in such calendar quarter exceed the cumulative distributions to common stockholders for which a record date has occurred in such calendar quarter (“Excess Operating Funds”) on a date mutually agreed upon by our Adviser and us (each such date, a “Reimbursement Date”), we shall pay such Excess Operating Funds (“Expense Support Repayment”), or a portion thereof, to the extent that we have cash available for such payment, to our Adviser until such time as all Expense Payments made by our Adviser to us have been reimbursed; provided that (i) the operating expense ratio as of such Reimbursement Date is equal to or less than the operating expense ratio as of the Expense Payment Date attributable to such specified Expense Payment; (ii) the annualized distribution rate, which includes all regular cash distributions paid and excludes special distributions or the effect of any stock dividends paid, as of such Reimbursement Date is equal to or greater than the annualized distribution rate as of the Expense Payment Date attributable to such specified Expense Payment; and (iii) such specified Expense Payment Date is not earlier than three years prior to the Reimbursement Date.

On March 29, 2016, we amended and restated the Expense Support Agreement to revise the definition on Available Operating Funds. Available Operating Funds is now defined under the current version of the Expense Support Agreement as the sum of (i) our net investment income (minus any reimbursement payments payable to our Adviser), (ii) our net realized capital gains/losses and (iii) dividends and other distributions paid to us on account of our portfolio investments. However, for Expense Payments made under the prior version of the Expense Support Agreement, we will calculate Available Operating Funds for the purpose of determining whether we are obligated to make reimbursements to our Adviser as the sum of (i) our net investment income, (ii) the net realized capital gains/losses, (iii) the changes in unrealized losses, and (iv) dividends and other distributions paid to us from our portfolio investments. The calculation of changes in unrealized losses shall only reflect further reduction in value of individual investments from the largest previously recorded unrealized loss for such individual investment. Realized losses will only include the amount in excess of the largest previously recorded unrealized loss for the same investment.

On May 24, 2018, the Company’s Board voted in favor of terminating the Third Amended and Restated Expense Support and Conditional Reimbursement Agreement, dated as of March 30, 2016 (the “ESA”), between the Company and the Adviser, effective as of July 1, 2018. The Company will continue to be obligated to reimburse any payments made by the Adviser to the Company that have not yet been reimbursed.

The purpose of the Expense Support Agreement is to minimize such distributions from us being characterized as returns of capital for U.S. GAAP purposes and to reduce operating expenses until we have raised sufficient capital to be able to absorb such expenses. However, such distributions may still be characterized as a return of capital for U.S. federal income tax purposes.

The following table provides information regarding liabilities incurred by the Adviser pursuant to the Expense Support Agreement:

Period Ended	Expense Support Reimbursements Made by Adviser	Expense Support Repayments to Adviser	Unreimbursed Expense Payments	Operating Expense Ratio(1)	Annualized Distribution Rate(2)	Eligible to be Repaid Through
June 30, 2015	951,871	—	951,871	1.06%	7.00%	June 30, 2018
September 30, 2015	1,504,116	—	1,504,116	0.63%	7.00%	September 30, 2018
December 31, 2015	1,943,279	—	1,943,279	0.64%	6.84%	December 31, 2018
March 31, 2016	2,586,427	—	2,586,427	0.60%	7.19%	March 31, 2019
June 30, 2016	—	—	—	0.47%	7.19%	June 30, 2019
September 30, 2016	—	—	—	0.43%	6.88%	September 30, 2019
December 31, 2016	—	—	—	0.38%	7.01%	December 31, 2019
March 31, 2017	—	—	—	0.39%	7.00%	March 31, 2020
June 30, 2017	—	—	—	0.29%	7.00%	June 30, 2020
September 30, 2017	—	—	—	0.35%	7.12%	September 30, 2020
December 31, 2017	—	—	—	0.33%	7.12%	December 31, 2020
March 31, 2018	1,206,778	(675,148)	531,630	0.34%	7.43%	March 31, 2021
June 30, 2018	—	—	—	0.29%	7.43%	June 30, 2021
Total	$8,192,471	$(675,148)	$7,517,323

(1)Operating expense ratio is as of the date the expense support payment obligation was incurred by the Adviser and includes all expenses borne by the Company, except for organizational and offering expenses, base management fees, incentive fees and any interest expense attributable to indebtedness incurred by the Company.

(2)Annualized distribution rate equals the annualized rate of distributions to stockholders based on the amount of the regular distributions paid immediately prior to the date the expense support payment obligation was incurred by the Adviser. Annualized distribution rate does not include bonus dividends paid to stockholders.

As of June 30, 2018, there was an Expense Support Repayment obligation attributable to the quarter ended March 31, 2018.

Administration Agreement
On May 9, 2013, the Company entered into an administration agreement (the “Administration Agreement”) with Prospect Administration LLC (the “Administrator”), an affiliate of the Adviser. The Administrator performs, oversees and arranges for the performance of administrative services necessary for the operation of the Company. These services include, but are not limited to, accounting, finance and legal services. For providing these services, facilities and personnel, the Company reimburses the Administrator for the Company’s actual and allocable portion of expenses and overhead incurred by the Administrator in performing its obligations under the Administration Agreement, including rent and the Company’s allocable portion of the costs of its Chief Financial Officer and Chief Compliance Officer and her staff. During the year ended June 30, 2018, $431,779 in administrator costs were incurred by the Company, $83,129 of which is included on the Statement of Assets and Liabilities as a payable under Due to Administrator.

Commissions and fees on shares of common stock sold
Provasi Securities, LP (the “Dealer Manager”), an indirect wholly-owned subsidiary of Stratera Holdings, acts as dealer manager for the offering and manages a group of participating broker-dealers, including other unaffiliated broker-dealers who enter into participating broker-dealer agreements with the Dealer Manager. The Company has agreed to pay the Dealer Manager selling commissions in the amount of 6.0% of the selling price of each Class R share for which a sale is completed from the shares offered in the offering.

As compensation for acting as the Dealer Manager, the Company has agreed to pay the Dealer Manager a dealer manager fee in the amount of 2.0% of the selling price of each Class R share for which a sale is completed from the Class R or RIA shares offered in the offering. The Dealer Manager is expected to re-allow the full amount of selling commissions to participating broker-dealers and may re-allow up to 1.15% of the dealer manager fee to participating broker-dealers for reimbursement of marketing expenses.

During the year ended June 30, 2018, the total sales load incurred through the offering of our common stock was $5,824,712, which includes $4,337,936 of selling commissions and $1,486,776 of dealer manager fees. These fees are charged against additional paid-in capital in the Statement of Assets and Liabilities.

Investor Services Agreement
The Company had an investor services agreement (the “Investor Services Agreement”) under which the Company reimbursed Stratera Holdings for providing investor relations support and related back-office services with respect to the Company’s investors through May 13, 2018. The Company entered into a new Investor Services Agreement, dated as of May 11, 2018, between the Company and Destra Capital Investments LLC (the “Destra Investor Services Agreement”). The Destra Investor Services Agreement replaced the prior Investor Services Agreement between the Company and Stratera Priority Investor Services, LLC. For the year ended June 30, 2018, the total investor services expense was $320,809.

During the year ended June 30, 2018, Stratera Holdings incurred $44 of operating expenses in connection with the Investor Services Agreement, which were recorded as part of Adviser shared service expense in the Statement of Operations. During the year ended June 30, 2018, Stratera Holdings incurred $4,550 of offering costs in connection with the Investor Services Agreement, which, in conjunction with other offering costs incurred by the Adviser on behalf of the Company, are deferred as an asset and amortized, on a straight-line basis, as an expense over the 12-month period immediately following the deferral (See Note 2). See the Offering Costs section below for a summary of all organization and offering costs and operating expenses incurred by and payable to the Adviser on behalf of the Company.

Offering Costs
The Adviser, on behalf of the Company, paid or incurred offering costs of $458,239, which includes $4,550 of offering costs in connection with the Investor Services Agreement, for the year ended June 30, 2018. The Company paid $39,162 of offering costs. As of June 30, 2018, $303,020 remains as a deferred asset on the Statement of Assets and Liabilities, while $455,155 has been amortized to expense in the Statement of Operations during the year ended June 30, 2018 .

Offering expenses consist of costs for the registration, certain marketing activities and distribution of the Company’s shares. These expenses include, but are not limited to, expenses for legal, accounting, printing and certain marketing activities, and include salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others for providing these services.

At June 30, 2018, the total due to the Adviser for organization and offering costs and operating expenses paid on behalf of the Company was $152,519, which is included within Due to Adviser on the Statement of Assets and Liabilities, and is broken out as follows:

Fiscal Year Ended	Organization and Offering Costs (O&O)	Operating Expenses (OpEx) paid on behalf of the Company	Total Due to Adviser for O&O and OpEx paid on behalf of the Company
June 30, 2013	$1,893,108	$—	$1,893,108
June 30, 2014	984,744	558,394	1,543,138
June 30, 2015	591,821	1,418,046	2,009,867
June 30, 2016	442,107	1,148,321	1,590,428
June 30, 2017	456,146	730,938	1,187,084
June 30, 2018	419,077	24,239	443,316
Total reimbursements made	(4,647,101)	(3,867,321)	(8,514,422)
	$139,902	$12,617	$152,519

Upon achieving the Minimum Offering Requirement, the Adviser was entitled to receive up to 5.0% of the gross proceeds from the offering as reimbursement for organization and offering costs that it has funded, until all of the organization and offering costs incurred and/or paid by the Adviser have been recovered. On January 8, 2014, the Adviser agreed to reduce such reimbursement and accept a maximum of 2% of the gross proceeds of the offering of the Company’s securities until all of the organization and offering costs incurred and/or paid by the Adviser have been recovered.

Co-Investments
On February 10, 2014, the Company received an exemptive order from the SEC (the “Order”) that gave it the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Adviser or certain affiliates, including Prospect Capital Corporation (“PSEC”) and Pathway Capital Opportunity Fund, Inc. (“Pathway”), subject to the conditions included therein. Under the terms of the relief permitting the Company to co-invest with other funds managed by the Adviser or its affiliates, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Company’s independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching of the Company or its stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of the Company’s stockholders and is consistent with the Company’s investment objective and strategies. In certain situations where co-investment with one or more funds managed by the Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, the Company will be unable to invest in any issuer in which one or more funds managed by the Adviser or its affiliates has previously invested.

As of June 30, 2018, the Company had co-investments with PSEC in the following: Apidos CLO XXII, Barings CLO Ltd. 2018-III (f/k/a Babson CLO Ltd. 2014-III), Carlyle Global Market Strategies CLO 2016-3, Ltd., Cent CLO 21 Limited, CIFC Funding 2014-IV Investor, Ltd., CIFC Funding 2016-I, Ltd., Galaxy XXVIII CLO, Ltd. (f/k/a Galaxy XVII CLO, Ltd.), Halcyon Loan Advisors Funding 2014-2 Ltd., Halcyon Loan Advisors Funding 2015-3 Ltd., HarbourView CLO VII-R, Ltd. (f/k/a HarbourView CLO VII, Ltd.), Jefferson Mill CLO Ltd., Mountain View CLO IX Ltd., Octagon Investment Partners 18-R Ltd. (f/k/a Octagon Investment Partners XVIII, Ltd.), Romark WM-R Ltd. (f/k/a Washington Mill CLO Ltd), Symphony CLO XIV Ltd., Voya IM CLO 2014-1 Ltd., Voya CLO 2016-3, Ltd. and

Voya CLO 2017-3, Ltd.; however HarbourView CLO VII-R, Ltd. and Octagon Investment Partners 18-R Ltd. are not considered co-investments pursuant to the Order as they were purchased on the secondary market.
As of June 30, 2018, the Company had co-investments with Pathway in the following: Carlyle Global Market Strategies CLO 2017-5, Ltd., Galaxy XIX CLO, Ltd., GoldenTree 2013-7A, GoldenTree Loan Opportunities IX, Ltd., Madison Park Funding XIII, Ltd., Madison Park Funding XIV, Ltd., Octagon Investment Partners XIV, Ltd., Octagon Investment Partners XXI, Ltd., Octagon Investment Partners 30, Ltd., OZLM XII, Ltd., THL Credit Wind River 2013-1 CLO, Ltd.,Voya IM CLO 2013-1, Ltd. and Voya CLO 2016-1, Ltd.; however only Voya CLO 2016-1, Ltd. is a co-investment pursuant to the Order because all the others were purchased on the secondary market.

Allocation of Expenses
For CLO investments held by each of the Company, PSEC and Pathway, the cost of valuation services with regard to such investments is initially borne by the Company, which then allocates to PSEC and Pathway their proportional share of such expense based on the number of positions held by each entity. During the year ended June 30, 2018, the Company incurred $266,627 in expenses related to valuation services that are attributable to PSEC and Pathway, of which $120,093 is still owed to the Company. Additionally, PSEC incurred $43,410 of expense on behalf of the Company related to financial reporting software, insurance, legal fees and preferred stock offering costs, of which $29,020 is due and payable as of June 30, 2018.

Officers and Directors
Certain officers and directors of the Company are also officers and directors of the Adviser and its affiliates. For the year ended June 30, 2018, $138,750 was paid to the independent directors of the Company, which is included within the Statement of Operations. The officers do not receive any direct compensation from the Company.

Note 6. Dividends and Distributions
Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP.

The following tables reflect the distributions per share that the Company declared and paid or are payable to its stockholders during the year ended June 30, 2018. Stockholders of record as of each respective record date were or will be entitled to receive the distribution.

Record Date	Payment Date	Total Amount per Share(a)	Amount Distributed
July 7, 14, 21 and 28, 2017	July 31, 2017	$0.08780	$1,763,915
August 4, 11, 18 and 25, 2017	August 28, 2017	0.08780	1,790,283
September 1, 8, 15, 22 and 29, 2017(b)	October 2, 2017	0.19863	4,169,061
October 6, 13, 20 and 27, 2017	October 30, 2017	0.08780	1,898,775
November 3, 10, 17 and 24, 2017	November 27, 2017	0.08780	1,922,257
December 1, 8, 15, 22 and 29, 2017(b)	January 2, 2018	0.19863	4,452,687
January 5, 12, 19 and 26, 2018	January 30, 2018	0.08780	2,010,694
February 2, 9, 16 and 23, 2018	February 27, 2018	0.08780	2,025,481
March 2, 9, 16, 23 and 30, 2018(b)	April 2, 2018	0.19863	4,738,017
April 6, 13, 20 and 27, 2018	April 30, 2018	0.08780	2,135,114
May 4, 11, 18 and 25, 2018	May 28, 2018	0.08780	2,139,092
June 1, 8, 15, 22 and 29, 2018(b)	July 2, 2018	0.19863	4,895,825
Total declared and distributed for the year ended June 30, 2018			$33,941,201

(a)Total amount per share represents the total distribution rate for the record dates indicated.
(b)Includes bonus distributions.

Dividends and distributions to stockholders are recorded on the record date. The table above includes distributions with record dates during the year ended June 30, 2018 and does not include distributions previously declared to stockholders of record on any future dates, as those amounts are not yet determinable. The following distributions were previously declared and have record dates subsequent to June 30, 2018 universally for Class R, Class RIA, and Class I shares:

Record Date	Payment Date	Total Amount per Share(a)
July 6, 13, 20 and 27, 2018	July 30, 2018	$0.08780
August 3, 10, 17, 24 and 31, 2018	September 4, 2018	$0.10975

(a)Total amount per share represents the total distribution rate for the record dates indicated.

The Company may fund its distributions to stockholders from any sources of funds available, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and Expense Payments from the Adviser, which may constitute a return of capital and reduce the amount of capital available to the Company for investment. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses.

Following commencement of the Company’s continuous public offering, substantial portions of the Company’s dividends to stockholders have been funded through Expense Support Reimbursements that are subject to repayment by the Company. The purpose of this arrangement was to ensure that no portion of the Company’s dividends to stockholders was paid from offering proceeds. Any such dividends funded through Expense Support Reimbursements were not based on the Company’s investment performance. The repayment of these Expense Support Reimbursements owed to the Adviser will reduce the future distributions to which stockholders would otherwise be entitled. As of June 30, 2018, there was an Expense Support Repayment obligation attributable to the quarter ended March 31, 2018. There can be no assurance that the Company will achieve the performance necessary to sustain its distributions or that the Company will be able to pay distributions at a specific rate or at all.

The Company has adopted an “opt in” distribution reinvestment plan pursuant to which stockholders may elect to have the full amount of distributions reinvested in additional shares. Stockholders will receive distributions in cash unless specifically “opting in” to the distribution reinvestment plan to have cash distributions reinvested in additional shares of the Company. Reinvested distributions will purchase shares at a price equal to 95% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. There will be no selling commissions, dealer manager fees or other sales charges for shares issued under the distribution reinvestment plan.

The Company issued 1,133,607 and 728,160 shares of its common stock in connection with the distribution reinvestment plan for the year ended June 30, 2018 and year ended June 30, 2017, respectively.

Note 7. Mandatorily Redeemable Preferred Stock
The Company has authorized 15,000,000 shares of mandatorily redeemable preferred stock, at a par value of $0.01 per share, and had 1,360,000 shares issued and outstanding at June 30, 2018. The Company completed an underwritten public offerings of its 6.375% Series 2025 Term Preferred Shares (the “Term Preferred Shares”) on June 30, 2018. Proceeds received from the offering was $32,937,500. The Company is required to redeem all of the outstanding Term Preferred Shares on its redemption date of June 30, 2025, at a redemption price equal to $25 per share plus an amount equal to accumulated but unpaid dividends, if any, to the date of the redemption. The Company cannot effect any amendment, alteration, or repeal of the Company’s obligation to redeem all of the Term Preferred Shares without the prior unanimous vote or consent of the holders of such Term Preferred Shares. At any time on or after June 20, 2021 (the optional redemption date), at the Company’s sole option, the Company may redeem the Term Preferred Shares at a redemption price per share equal to the sum of the $25 liquidation preference per share plus an amount equal to accumulated but unpaid dividends, if any, on such Term Shares. The Company, with the authorization by the Board, may repurchase any of the Term Preferred Shares from time to time in the open market after June 30, 2021 and effectively extinguish the preferred stock. The fair value per share of the Term Preferred Shares as of June 30, 2018 is $24.22 for a total fair value of $32,937,500.

Series 2025 Term Preferred Shares
Principal Value	$34,000,000
Unamortized deferred offering cost	(265,918)
Unamortized discount	(1,062,173)
Carrying value	$32,671,909

Note 8. Income Taxes
The information presented in this footnote is based on our most recent tax year ended June 30, 2018.

For income tax purposes, distributions made to shareholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. The expected tax character of distributions declared and paid to shareholders during the year ended June 30, 2018 was as follows:

	Year ended June 30, 2018	Year ended June 30, 2017
Ordinary income	$22,088,184	$21,370,182
Capital gain	540,750	—
Return of capital	11,312,267	3,449,047
Total dividends declared and paid to shareholders	$33,941,201	$24,819,229

As of August 29, 2017 when our prior N-CSR was filed for the year ended June 30, 2017, we estimated our distributions of ordinary income to be $14,692,360 and return of capital to be $10,126,869. Subsequent to our filing date, we obtained more information from our underlying investments as to the character of the distributions received which resulted in changes to our N-CSR filing. As a result of the change, undistributed net investment income changed from $19,788,883 to $13,111,062.

While the tax character of distributions paid to shareholders for the year ended June 30, 2018 are expected to be characterized as ordinary income, capital gain and return of capital, the final determination of the tax character of distributions for this year will not be made until we file our tax return for the tax year ended June 30, 2018.

As of June 30, 2018, the estimated components of distributable earnings on a tax basis were as follows:

Overdistributed Ordinary Income	$(15,919,517)
Temporary Differences	13,458,865
Net Unrealized Gain on Investments	3,066,373

As a result of the changes in the character of the distributions for the year ended June 30, 2017, the components of accumulated earnings on a tax basis were adjusted from our prior N-CSR filing. Per the prior N-CSR filing, undistributed ordinary income, capital loss carryforward, temporary differences and net unrealized gain on investments were $236,917, $(2,283,639), $1,001,101 and $21,216,230, respectively. The revised estimated components of earnings for as of June 30, 2017 for overdistributed ordinary income, capital loss carryforward, temporary differences and net unrealized gain on investments were $(5,801,831), $(1,899,996), $959,980 and $20,234,633, respectively.

In general, we may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which may include differences in the book and tax basis of certain assets and liabilities, amortization of offering costs and nondeductible federal excise taxes, among other items. For the year ended June 30, 2018, we increased accumulated undistributed net investment income by $461,584 and decreased paid-in capital in excess of par by $461,584.

Note 9. Concentration and Credit Risks
Cash held at financial institutions, at times, may exceed the amount insured by the Federal Deposit Insurance Corporation. The Company’s portfolio may be concentrated in a limited number of investments in CLO vehicles, which is subject to a risk of loss if that sector experiences a market downturn. The Company is subject to credit risk in the normal course of pursuing its investment objectives. The Company’s maximum risk of loss from credit risk for its portfolio investments is the inability of the CLO collateral managers to return up to the cost value due to loan defaults occurring in the underlying collateral within the CLOs.

Note 10. Commitments and Contingencies
The Company has a conditional obligation to reimburse the Adviser for any amounts funded by the Adviser under the Expense Support Agreement if (and only to the extent that), following any fiscal quarter occurring within three years of the date on which the Adviser incurred the liability for such amount, Available Operating Funds exceeds the distributions paid by the Company to stockholders to the extent that the Company has cash available for such payment. The Company will only make Expense Support Reimbursement payments if its operating expense ratio is equal to or less than its operating expense ratio at the time the corresponding Expense Payment was incurred and if the annualized rate of the Company’s regular cash distributions to stockholders is equal to or greater than the annualized rate of its regular cash distributions to stockholders at the time the corresponding Expense Payment was incurred. No reimbursement will be paid to the Adviser more than three years after such corresponding Expense Payment was incurred. The Company is unable to estimate the amount that would be reimbursable to the Adviser at the time the above event occurs. However, the maximum exposure to the Company is the total of the Expense Payments from the Adviser. As of June 30, 2018, the amount of expense support that is conditionally reimbursable by the Company to its Adviser is $7,517,323.

The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material adverse effect upon its financial condition or results of operations.

Note 11. Financial Highlights
The following is a schedule of financial highlights for the years ended June 30, 2018, 2017, 2016 and 2015, and the period from January 6, 2014 (the date non-affiliate stockholders were admitted into the Company) to June 30, 2014. The Company has omitted the financial highlights for the periods prior to January 6, 2014 since non-affiliated shareholders were not yet admitted to the Company nor did the Company commence investment operations. Although the Company offers three classes of shares, the difference is only with respect to the sales load purchasers in the offering must pay. Each class of shares has identical voting and distributions rights, and bears its own pro rata portion of the Company’s expenses and has the same net asset value. As such, the financial highlights is presented for the Company as a whole.

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended(a)
	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014
Per share data:
Net asset value, beginning of year or period	$14.43	$14.24	$13.39	$9.60	$13.80
Net investment income(b)(h)	1.60	1.76	2.03	1.64	0.66
Net realized and unrealized gain (loss) on investments(b)	(1.19)	(0.22)	0.27	0.58	(0.06)
Net increase in net assets resulting from operations	0.41	1.54	2.30	2.22	0.60
Distributions to stockholders
Dividends from net investment income (b)	(0.98)	(1.30)	(1.50)	(1.50)	(0.61)
Capital gain(b)	(0.02)	—	—	—	—
Return of capital(b)	(0.50)	(0.21)	—	—	—
Total distributions(c)	(1.50)	(1.51)	(1.50)	(1.50)	(0.61)
Offering costs(b)	—	—	(0.02)	(0.27)	(1.36)
Other(d)	0.13	0.16	0.07	3.34	(2.83)
Net asset value, end of year or period	$13.47	$14.43	$14.24	$13.39	$9.60

Total return, based on NAV(e)	3.94%	12.82%	19.13%	56.24%	(27.15)%
Supplemental Data:
Net assets, end of year or period	$332,681,912	$285,033,346	$182,280,330	$69,237,648	$6,787,044
Ratio to average net assets:
Total expenses excluding expense support (reimbursements)/repayments(h)	6.41%	6.91%	7.11%	9.76%	79.50%
Expenses after expense support (reimbursements)/repayments, net(f)	6.25%	7.52%	3.49%	—%	(2.50)%
Net investment income	11.46%	12.22%	14.94%	13.04%	(18.02)%

Portfolio turnover	1%	1%	1%	1%	6%

(a) Represents the period from January 6, 2014 (the date non-affiliate stockholders were admitted into the Company) to June 30, 2014. The net asset value at the beginning of the period is the net offering price as of January 6, 2014, which is the date that the Company satisfied its minimum offering requirement by raising over $2.5 million from selling shares to persons not affiliated with the Company or the Adviser (the “Minimum Offering Requirement”), and as a result, broke escrow and commenced making investments.

(b) Calculated based on weighted average shares outstanding during the year or period.
(c) The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the year or period. Distributions per share are rounded to the nearest $0.01. There were no distributions paid on shares of preferred sock during the periods covered by this table.

(d) The amount shown represents the balancing figure derived from the other figures in the schedule, and is primarily attributable to the accretive effects from the sales of the Company’s shares and the effects of share repurchases during the year or period.

(e) Total return is based upon the change in net asset value per share between the opening and ending net asset values per share during the year or period and assumes that dividends are reinvested in accordance with the Company’s dividend reinvestment plan. The computation does not reflect the sales load for any class of shares. Total return based on market value is not presented since the Company’s shares are not publicly traded. For periods less than one year, total return is not annualized.

(f) For the year/period ended June 30, 2018, 2017, 2016, 2015, and 2014 there were expense support repayments (reimbursements), net of ($675,148), $1,441,093, ($4,630,655), ($1,593,549), and ($1,250,711), respectively.

(g) The amounts reflected for the year ended June 30, 2017 were updated based on tax information received subsequent to the N-CSR filing.
(h) Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to preferred shares (as described in Note 7. Mandatorily Redeemable Preferred Shares). Preferred shares were only outstanding for the period from June 27, 2018 through June 30, 2018 and the ratio of interest expense to average net assets applicable to the common shares is 0.00%.

Manditorily Redeemable Preferred Shares at the End of the Year(a)
Year	Aggregate Amount Outstanding	Asset Coverage per Preferred Share	Involuntary Liquidating Price per Preferred share	Average market value per unit(b)
2018	$34,000,000	$268.64	$25.00	$24.22

(a)For financial reporting purposes, preferred shares are considered to be debt. The Asset Coverage amounts per $25 of Preferred shares (the dollar amount per share) reflects the amount of Fund total assets (less all liabilities not represented by borrowings and preferred shares) per $25 Preferred Share of the combined amount of borrowings and outstanding preferred shares and the Asset Coverage amounts per financial reporting purposes.

(b)The average market value is the settlement price as of June 29, 2018. There were no settled preferred shares outstanding prior to June 29, 2018.

Note 12. Subsequent Events
During the period from July 1, 2018 through August 29, 2018, we raised $5.4 million of capital, net of offering proceeds, through the issuance of 381,652 shares.

During the period from July 1, 2018 through August 29, 2018, we made 10 CLO equity investments totaling $32.3 million. 4 of these investments are add-ons to existing investments.

On June 14, 2018, the Company made an offer to purchase up to $4,138,855 in aggregate amount of the Company’s issued and outstanding common shares. The offer began on June 21, 2018 and expired at 12:00 Midnight, Eastern Time, on July 23, 2018, and a total of 493,205 shares were validly tendered and not withdrawn pursuant to the offer as of such date. In accordance with the terms of the offer, the Company purchased 306,582 shares at a purchase price of $13.50 per share and a total of 264,589, 8,907 and 33,086 Class R, Class RIA and Class I shares, respectively were validly tendered and not withdrawn pursuant to the offer.

On August 27, 2018, our Board of Directors declared a series of distributions for the months of September through November 2018 reflected in the following table. Stockholders of record as of each respective record date will be entitled to receive the distribution.

Record Date	Payment Date	Total Amount per Share(a)
September 7, 14, 21 and 28, 2018(b)	October 1, 2018	$0.16691
October 5, 12, 19 and 26, 2018	October 29, 2018	0.09212
November 2, 9, 16, 23 and 30, 2018	December 3, 2018	0.11515

(a)Total amount per share represents the total distribution rate for the record dates indicated.
(b)Includes bonus distributions.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of
Priority Income Fund, Inc.
New York, New York

We have audited the accompanying statement of assets and liabilities of Priority Income Fund, Inc. (the “Company”), including the schedule of investments, as of June 30, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from January 6, 2014 (the date non-affiliate stockholders were admitted into the Company) to June 30, 2014. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Priority Income Fund, Inc. as of June 30, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from January 6, 2014 (the date non-affiliate stockholders were admitted into the Company) to June 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

/s/ BDO USA, LLP
New York, New York
August 29, 2017

Statement of Assets and Liabilities
As of June 30, 2017

Assets
Investments, at fair value (amortized cost $282,641,613)	$283,611,208
Cash	13,121,238
Receivable for capital shares sold	1,487,101
Interest Receivable	435,080
Deferred offering costs (Note 5)	299,936
Prepaid expenses	171,649
Due from affiliate (Note 5)	43,377
Total assets	299,169,589
Liabilities
Payable for investment securities purchased	5,750,000
Dividends payable	3,896,948
Due to Adviser (Note 5)	3,694,251
Accrued expenses	753,830
Due to Administrator (Note 5)	34,059
Due to affiliate (Note 5)	7,155
Total liabilities	14,136,243
Commitments and contingencies (Note 9)
Net assets	$285,033,346

Components of net assets:
Common stock, $0.01 par value; 200,000,000 shares authorized; 18,672,346, 460,788 and 619,951 of
Class R shares, Class RIA shares and Class I shares issued and outstanding, respectively (Note 4)	$197,531
Paid-in capital in excess of par	264,665,208
Accumulated undistributed net investment income	19,788,883
Accumulated net realized loss	(587,871)
Net unrealized gain on investments	969,595
Net assets	$285,033,346

Net asset value per share(1)	$14.43

(1)Net asset value per share disclosed is the net asset value per share for Class R, Class RIA and Class I shares.

See accompanying notes to financial statements.

Statement of Operations
For the year ended June 30, 2017

Investment income
Interest income from investments	$46,621,367
Total investment income	46,621,367
Expenses
Base management fee (Note 5)	4,821,337
Incentive fee (Note 5)	7,668,329
Total investment advisory fees	12,489,666

Transfer agent fees and expenses	795,076
Administrator costs (Note 5)	674,683
Audit and tax expense	576,500
Valuation services	380,445
Amortization of offering costs (Note 5)	375,847
Adviser shared service expense (Note 5)	325,802
Legal expense	205,717
General and administrative	205,558
Insurance expense	202,811
Report and notice to shareholders	189,036
Director fees	105,000
Excise tax expense	(202,244)
Total expenses	16,323,897
Expense support repayment (Note 5)	1,441,093
Total expenses and expense support repayment	17,764,990
Net investment income	28,856,377
Net realized and unrealized loss on investments
Net realized loss on investments	(849,656)
Net decrease in unrealized gain on investments	(2,715,945)
Net realized and unrealized loss on investments	(3,565,601)
Net increase in net assets resulting from operations	$25,290,776

See accompanying notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2017	June 30, 2016

Net increase in net assets resulting from operations:
Net investment income	$28,856,377	$19,238,747
Net realized (loss) gain on investments	(849,656)	281,673
Net (decrease) increase in unrealized gain on investments	(2,715,945)	2,279,140
Net increase in net assets resulting from operations	25,290,776	21,799,560
Distributions to stockholders:
Dividends from net investment income (Note 6)	(14,692,360)	(14,126,013)
Return of capital (Note 6)	(10,126,869)	—
Total distributions to stockholders	(24,819,229)	(14,126,013)
Capital transactions:
Gross proceeds from shares sold (Note 4)	105,828,605	108,925,832
Commissions and fees on shares sold (Note 5)	(8,169,939)	(7,930,650)
Reinvestment of dividends (Note 4)	10,211,783	7,120,484
Repurchase of common shares (Note 4)	(5,588,980)	(2,544,520)
Offering costs (Note 5)	—	(202,011)
Net increase in net assets from capital transactions	102,281,469	105,369,135
Total increase in net assets	102,753,016	113,042,682
Net assets:
Beginning of year	182,280,330	69,237,648
End of year (a)	$285,033,346	$182,280,330

(a)Includes accumulated undistributed net investment income of:	$19,788,883	$5,457,278

See accompanying notes to financial statements.

Statement of Cash Flows
For the year ended June 30, 2017

Cash flows used in operating activities:
Net increase in net assets resulting from operations	$25,290,776
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Amortization of offering costs	375,847
Purchase of investments	(116,435,679)
Sale of distributions received from investments	2,195,499
Net realized loss on investments	849,656
Net decrease in unrealized gain on investments	2,715,945
Amortization of purchase discount, net	8,906,641
(Increase) Decrease in operating assets:
Deferred offering costs	(456,146)
Interest receivable	(435,080)
Due from affiliate	(43,377)
Prepaid expenses	4,266
Increase (Decrease) in operating liabilities:
Payable for investment securities purchased	5,750,000
Due to Adviser	1,902,276
Tax payable	(252,429)
Accrued expenses	363,231
Due to Administrator	(17,395)
Due to affiliate	7,155
Net cash used in operating activities	(69,278,814)
Cash flows provided by financing activities:
Gross proceeds from shares sold	104,225,250
Commissions and fees on shares sold	(8,053,683)
Distributions paid to stockholders	(10,710,499)
Repurchase of common shares	(5,588,981)
Net cash provided by financing activities	79,872,087
Net increase in cash	10,593,273
Cash, beginning of year	2,527,965
Cash, end of year	$13,121,238

Supplemental information
Value of shares issued through reinvestment of dividends	$10,211,783
Taxes paid during the year	$50,185

See accompanying notes to financial statements.

Schedule of Investments
As of June 30, 2017

Portfolio Investments(1)	Investment	Estimated Yield(2)	Legal Maturity	Principal Amount	Amortized Cost	Fair Value(3)	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Adams Mill CLO Ltd.	Subordinated Notes	7.56%	7/15/2026	$500,000	$376,642	$299,332	0.1%
Apidos CLO XVIII	Subordinated Notes	11.68%	7/22/2026	750,000	626,207	566,378	0.2%
Apidos CLO XXI	Subordinated Notes	15.44%	7/18/2027	5,000,000	4,154,333	3,887,879	1.4%
Apidos CLO XXII(4)	Subordinated Notes	14.51%	10/20/2027	3,000,000	2,582,864	2,433,718	0.9%
Babson CLO Ltd. 2014-II	Subordinated Notes	19.75%	10/17/2026	1,000,000	737,731	734,180	0.3%
Babson CLO Ltd. 2014-III(4)	Subordinated Notes	15.01%	1/15/2026	250,000	201,435	186,609	0.1%
Babson CLO Ltd. 2015-I	Subordinated Notes	14.72%	4/20/2027	3,000,000	2,340,364	2,171,502	0.8%
BlueMountain CLO 2012-1 Ltd.	Subordinated Notes	12.20%	7/20/2023	5,000,000	3,680,079	3,647,362	1.3%
BlueMountain CLO 2012-2 Ltd.	Subordinated Notes	14.31%	11/20/2028	3,000,000	2,504,260	2,056,556	0.7%
BlueMountain CLO 2013-2 Ltd.	Subordinated Notes	21.02%	1/22/2025	1,900,000	1,406,863	1,456,796	0.5%
BlueMountain CLO 2014-1 Ltd.	Subordinated Notes	15.61%	4/30/2026	250,000	195,981	177,144	0.1%
California Street CLO XI Limited Partnership(5)	LP Certificates	24.90%	1/17/2025	18,330,000	7,555,834	7,754,555	2.7%
California Street CLO XII, Ltd.	Subordinated Notes	20.25%	10/15/2025	14,500,000	9,157,475	8,646,949	3.0%
Carlyle Global Market Strategies CLO 2013-1, Ltd.	Subordinated Notes	27.80%	2/14/2025	10,000,000	7,527,249	7,583,134	2.7%
Carlyle Global Market Strategies CLO 2013-4, Ltd.	Income Notes	20.82%	10/15/2025	8,000,000	5,172,402	5,008,530	1.8%
Carlyle Global Market Strategies CLO 2014-1, Ltd.	Income Notes	33.49%	4/17/2025	12,870,000	7,131,542	8,964,186	3.1%
Carlyle Global Market Strategies CLO 2014-3, Ltd.	Subordinated Notes	21.89%	7/27/2026	15,000,000	11,552,851	12,063,963	4.2%
Carlyle Global Market Strategies CLO 2016-1, Ltd.	Subordinated Notes	20.41%	4/20/2027	6,500,000	5,163,896	5,863,917	2.1%
Carlyle Global Market Strategies CLO 2016-3, Ltd.(4)	Subordinated Notes	15.04%	10/20/2029	1,400,000	1,367,339	1,162,813	0.4%
Cedar Funding IV CLO, Ltd.	Subordinated Notes	14.63%	10/23/2026	9,592,857	9,471,225	8,834,269	3.1%
Cent CLO 21 Limited(4)	Subordinated Notes	15.47%	7/27/2026	500,000	377,686	372,757	0.1%
CIFC Funding 2006-II, Ltd.(5)	Preferred Notes	—%	3/1/2021	406,629	—	1,924	—%
CIFC Funding 2012-II, Ltd.	Subordinated Notes	—%	12/5/2024	6,000,000	3,804,120	3,194,283	1.1%
CIFC Funding 2013-II, Ltd.	Income Notes	10.44%	4/21/2025	250,000	172,952	158,131	0.1%
CIFC Funding 2014, Ltd.	Income Notes	20.89%	4/18/2025	2,250,000	1,484,313	1,662,725	0.6%
CIFC Funding 2014-III, Ltd.	Income Notes	19.11%	7/22/2026	11,700,000	7,441,261	6,681,183	2.3%
CIFC Funding 2014-IV, Ltd.(4)	Income Notes	20.94%	10/17/2026	4,000,000	2,440,132	2,808,531	1.0%

CIFC Funding 2015-I, Ltd.	Subordinated Notes	21.19%	1/22/2027	7,500,000	5,635,458	5,935,731	2.1%
Portfolio Investments(1)	Investment	Estimated Yield(2)	Legal Maturity	Principal Amount	Amortized Cost	Fair Value(3)	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
CIFC Funding 2015-IV, Ltd.	Subordinated Notes	17.00%	10/20/2027	$9,100,000	$7,377,459	$8,211,819	2.9%
CIFC Funding 2016-I, Ltd.(4)	Subordinated Notes	16.33%	10/21/2028	2,000,000	1,869,031	1,736,049	0.6%
CIFC Funding 2017-I, Ltd.	Subordinated Notes	15.90%	4/21/2029	8,000,000	7,700,924	7,803,982	2.7%
Covenant Credit Partners CLO II, Ltd.(6)	Subordinated Notes	15.47%	10/17/2026	4,392,156	3,005,453	2,925,579	1.0%
Galaxy XVII CLO, Ltd.(4)	Subordinated Notes	10.16%	7/15/2026	250,000	184,710	168,108	0.1%
Galaxy XVIII CLO, Ltd.	Subordinated Notes	18.62%	10/15/2026	1,250,000	762,014	780,929	0.3%
Galaxy XIX CLO, Ltd.(4)	Subordinated Notes	17.89%	1/24/2027	2,750,000	1,827,950	1,581,994	0.6%
GoldenTree 2013-7A(4)	Subordinated Notes	21.10%	4/25/2025	4,250,000	2,705,927	2,353,137	0.8%
Halcyon Loan Advisors Funding 2014-2 Ltd.(4)	Subordinated Notes	14.48%	4/28/2025	400,000	267,911	270,806	0.1%
Halcyon Loan Advisors Funding 2014-3 Ltd.	Subordinated Notes	16.24%	10/22/2025	500,000	358,973	314,164	0.1%
Halcyon Loan Advisors Funding 2015-1 Ltd.	Subordinated Notes	15.70%	4/20/2027	3,000,000	2,167,152	2,051,182	0.7%
Halcyon Loan Advisors Funding 2015-2 Ltd.	Subordinated Notes	17.02%	7/25/2027	3,000,000	2,341,512	2,369,192	0.8%
Halcyon Loan Advisors Funding 2015-3 Ltd.(4)	Subordinated Notes	15.09%	10/18/2027	7,000,000	6,046,688	6,176,300	2.2%
Halcyon Loan Investors CLO I, Ltd.(5)	Income Notes	—%	11/20/2020	504,000	27,571	47,375	—%
HarbourView CLO VII, Ltd.(4)	Subordinated Notes	19.27%	11/18/2026	275,000	216,117	203,040	0.1%
Jefferson Mill CLO Ltd.(4)	Subordinated Notes	10.46%	7/20/2027	5,000,000	4,230,680	3,463,262	1.2%
LCM XV Limited Partnership	Income Notes	11.23%	7/20/2030	250,000	185,617	151,985	0.1%
LCM XVI Limited Partnership	Income Notes	13.84%	7/15/2026	5,000,000	3,690,407	3,305,382	1.2%
LCM XVII Limited Partnership	Income Notes	12.09%	10/15/2026	500,000	420,160	365,307	0.1%
Madison Park Funding XIII, Ltd.(4)	Subordinated Notes	26.86%	1/19/2025	13,000,000	9,090,530	10,373,484	3.6%
Madison Park Funding XIV, Ltd.(4)	Subordinated Notes	22.54%	7/20/2026	12,500,000	9,804,121	11,252,325	3.9%
Madison Park Funding XV, Ltd.	Subordinated Notes	25.18%	1/27/2026	3,000,000	2,181,844	2,548,080	0.9%
MC Funding Ltd.(5)	Preferred Notes	—%	12/20/2020	387,965	24,541	43,637	—%
Mountain View CLO 2014-1 Ltd.	Income Notes	10.58%	10/15/2026	1,000,000	678,852	557,456	0.2%
Mountain View CLO IX Ltd.(4)	Subordinated Notes	14.70%	7/15/2027	5,000,000	4,268,415	4,166,567	1.5%
Ocean Trails CLO II(5)	Subordinated Notes	—%	6/27/2022	367,064	25,940	32,268	—%
Octagon Investment Partners XVIII, Ltd.(4)	Subordinated Notes	15.05%	12/16/2024	2,800,000	1,844,441	1,729,187	0.6%
Octagon Investment Partners XX, Ltd.	Subordinated Notes	9.14%	8/12/2026	500,000	390,210	298,306	0.1%

Octagon Investment Partners XXI, Ltd.(4)	Subordinated Notes	29.93%	11/14/2026	10,700,000	6,376,045	7,533,030	2.6%
Portfolio Investments(1)	Investment	Estimated Yield(2)	Legal Maturity	Principal Amount	Amortized Cost	Fair Value(3)	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Octagon Investment Partners XXII, Ltd.	Subordinated Notes	20.77%	11/25/2025	$6,500,000	$4,554,921	$4,338,582	1.5%
Octagon Investment Partners XXIII, Ltd.	Subordinated Notes	24.31%	7/15/2027	12,000,000	9,038,747	9,363,654	3.3%
Octagon Loan Funding, Ltd.	Subordinated Notes	14.92%	11/18/2026	2,550,000	1,946,263	1,729,898	0.6%
OZLM V, Ltd.	Subordinated Notes	26.94%	1/20/2026	25,000,000	13,887,152	14,351,567	5.0%
OZLM VI, Ltd.	Subordinated Notes	22.06%	4/17/2026	15,688,991	9,843,881	9,044,082	3.2%
OZLM VII, Ltd.	Subordinated Notes	23.52%	7/17/2026	2,450,000	1,583,859	1,588,113	0.6%
OZLM VIII, Ltd.	Subordinated Notes	16.95%	10/17/2026	750,000	541,238	583,120	0.2%
OZLM IX, Ltd.	Subordinated Notes	19.76%	1/20/2027	15,000,000	11,758,074	11,546,175	4.1%
OZLM XII, Ltd.(4)	Subordinated Notes	14.53%	4/30/2027	12,122,952	9,598,416	9,040,505	3.2%
Regatta IV Funding Ltd.	Subordinated Notes	12.14%	7/25/2026	250,000	175,990	171,921	0.1%
Symphony CLO XIV, Ltd.(4)	Subordinated Notes	10.46%	7/14/2026	750,000	557,738	513,873	0.2%
Symphony CLO XVI, Ltd.	Subordinated Notes	13.45%	7/15/2028	5,000,000	4,363,193	4,108,597	1.4%
Voya IM CLO 2013-1, Ltd.(4)	Income Notes	19.17%	4/15/2024	3,750,000	2,318,387	2,176,678	0.8%
Voya IM CLO 2013-3, Ltd.	Subordinated Notes	20.01%	1/18/2026	4,000,000	2,632,139	2,543,436	0.9%
Voya IM CLO 2014-1, Ltd.(4)	Subordinated Notes	15.96%	4/18/2026	250,000	190,013	202,094	0.1%
Voya CLO 2014-3, Ltd.	Subordinated Notes	17.77%	7/25/2026	7,000,000	4,192,603	3,935,714	1.4%
Voya CLO 2014-4, Ltd.	Subordinated Notes	19.25%	10/14/2026	1,000,000	809,012	765,271	0.3%
Voya CLO 2015-2, Ltd.	Subordinated Notes	13.49%	7/23/2027	500,000	414,063	383,234	0.1%
Voya CLO 2016-1, Ltd.(4)	Subordinated Notes	17.33%	1/20/2027	6,250,000	4,987,007	5,464,953	1.9%
Voya CLO 2016-3, Ltd.(4)	Subordinated Notes	12.55%	10/18/2027	5,000,000	4,826,379	4,180,895	1.5%
Voya CLO 2017-3, Ltd.(4)	Subordinated Notes	14.79%	7/20/2030	5,750,000	5,750,000	5,722,477	2.0%
Washington Mill CLO Ltd.(4)	Subordinated Notes	8.54%	4/20/2026	400,000	295,755	251,019	0.1%
West CLO 2014-1 Ltd.	Subordinated Notes	19.37%	7/18/2026	5,375,000	4,043,094	4,476,381	1.6%
Total Portfolio Investments					$282,641,613	$283,611,208	99.5%
Other assets in excess of liabilities						1,422,138	0.5%
Net Assets						$285,033,346	100.0%

(1) The Company does not “control” and is not an “affiliate” of any of the portfolio investments, each term as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if the Company owned 5% or more of its voting securities.

(2) The CLO subordinated notes/securities/fee notes, income notes and preferred shares are considered equity positions in the CLOs. The CLO equity investments are entitled to recurring distributions, which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to senior debt holders and fund expenses. The current estimated yield indicated is based on the current projections of this excess cash flow taking into account assumptions which have been made regarding expected prepayments, losses and reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions.

(3) Fair value is determined by or under the direction of the Company’s Board of Directors. As of June 30, 2017, all of the Company’s investments were classified as Level 3. ASC 820 classifies such unobservable inputs used to measure fair value as Level 3 within the valuation hierarchy. See Notes 2 and 3 within the accompanying notes to financial statements for further discussion.

(4) Co-investment with other funds managed by an affiliate of the Company’s investment adviser, Priority Senior Secured Management, LLC, which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. See Note 5.

(5) Security was called for redemption and the liquidation of the underlying loan portfolio is ongoing.
(6) Principal amount of subordinated notes and subordinated fee note is $4,000,000 and $392,156, respectively.

See accompanying notes to financial statements.

Notes to Financial Statements
June 30, 2017

Note 1. Principal Business and Organization
Priority Income Fund, Inc., (the “Company,” “us,” “our,” or “we”) was incorporated under the general corporation laws of the State of Maryland on July 19, 2012 as an externally managed, nondiversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and commenced operations on May 9, 2013. In addition, the Company has elected to be treated for tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Company’s investment objective is to generate current income, and as a secondary objective, long-term capital appreciation. We seek to achieve our investment objective by investing, under normal circumstances, in senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated (“Senior Secured Loans”) with an emphasis on current income. Our investments may take the form of the purchase of Senior Secured Loans (either in the primary or secondary markets) or through investments in the equity and junior debt tranches of collateralized loan obligation (“CLO”) vehicles that in turn own pools of Senior Secured Loans. The Company intends to invest in both the primary and secondary markets.

The Company is managed by Priority Senior Secured Income Management, LLC (the “Adviser”), which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is 50% owned by Prospect Capital Management, L.P. (“PCM”) and 50% by Stratera Holdings, LLC (“Stratera Holdings”).

The Company is offering up to 100,000,000 shares of its common stock, on a best efforts basis. The Company commenced the offering on May 9, 2013, at an initial offering price of $15.00 per share, for an initial offering period of 36 months from the date of the commencement of the offering. On January 6, 2014, the Company satisfied its minimum offering requirement by raising over $2.5 million from selling shares to persons not affiliated with the Company or the Adviser (the “Minimum Offering Requirement”), and as a result, broke escrow and commenced making investments.

On February 9, 2016 the Company’s Board of Directors approved an 18-month extension to the offering period for the sale of shares through November 9, 2017. Subsequently, on May 30, 2017, our Board of Directors approved a continuation of this offering for an additional two years, extending this offering until the earlier of (i) November 2, 2019, or (ii) the date upon which 150,000,000 shares have been sold in the course of the offering of the Company’s shares, unless further extended by our Board of Directors.

Note 2. Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

Basis of Presentation
The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles(“U.S. GAAP”) pursuant to the requirements of ASC 946, Financial Services - Investment Companies (“ASC 946”), and Articles 6 and 12 of Regulation S-X.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income, expenses and gains (losses) during the reporting period. Actual results could differ from those estimates and those differences could be material.

Cash
Cash are funds deposited with financial institutions.

Investment Valuation
The Company follows guidance under U.S. GAAP, which classifies the inputs used to measure fair values into the following hierarchy:

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

Level 2. Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities on an inactive market, or other observable inputs other than quoted prices.

Level 3. Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

Investments for which market quotations are readily available are valued at such market quotations and are classified in Level 1 of the fair value hierarchy.

U.S. government securities for which market quotations are available are valued at a price provided by an independent pricing agent or primary dealer. The pricing agent or primary dealer provides these prices usually after evaluating inputs including yield curves, credit rating, yield spreads, default rates, cash flows, broker quotes and reported trades. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

With respect to investments for which market quotations are not readily available, or when such market quotations are deemed not to represent fair value, the board of directors (the “Board”) has approved a multi-step valuation process for each quarter, as described below, and such investments are classified in Level 3 of the fair value hierarchy:

1.	Each portfolio investment is reviewed by investment professionals of the Adviser with the independent valuation firms engaged by the Board.

2.	The independent valuation firms prepare independent valuations based on their own independent assessments and issue their report.

3.
The Audit Committee of the Board (the “Audit Committee”) reviews and discusses with the independent valuation firms the valuation reports, and then makes a recommendation to the Board of the value for each investment.

4.
The Board discusses valuations and determines the fair value of such investments in the Company’s portfolio in good faith based on the input of the Adviser, the respective independent valuation firm and the Audit Committee.

The Company’s investments in CLOs are classified as Level 3 fair value measured securities under ASC 820 and are valued primarily using a discounted multi-path cash flow model. The CLO structures are analyzed to identify the risk exposures and appropriate call date (i.e., expected maturity). These risk factors are sensitized using Monte Carlo simulations to generate probability-weighted (i.e., multi-path) cash flows for the underlying assets and liabilities. These cash flows are discounted using appropriate market discount rates, and relevant data in the CLO market and certain benchmark credit indices are considered, to determine the value of each CLO investment. In addition, the Company generates a single-path cash flow utilizing our best estimate of expected cash receipts, and assesses the reasonableness of the discount rate that would be effective for the corresponding multi-path estimate of value. The Company is not responsible for and has no influence over the asset management of the portfolios underlying the CLO investments the Company holds as those portfolios are managed by non-affiliated third party CLO collateral managers. The main risk factors are: default risk, interest rate risk, downgrade risk, and credit spread risk.

The types of factors that are taken into account in fair value determination include, as relevant, market changes in expected returns for similar investments, performance improvement or deterioration, the nature and realizable value of any collateral, the issuer’s ability to make payments and its earnings and cash flows, the markets in which the issuer does business, comparisons to traded securities, and other relevant factors.

Securities Transactions
Securities transactions are recorded on trade date. Realized gains or losses on investments are calculated by using the specific identification method. In accordance with ASC 325-40, Beneficial Interest in Securitized Financial Assets, investments in CLOs are periodically assessed for other-than-temporary impairment (“OTTI”). When the Company determines that a CLO has OTTI, the amortized cost basis of the CLO is written down to it’s fair value as of the date of the determination based on events and information evaluated and that write-down is recognized as a realized loss.

Revenue Recognition
Interest income from investments in the “equity” positions of CLOs (typically income notes, subordinated notes or preferred shares) is recorded based on an estimation of an effective yield to expected maturity utilizing assumed future cash flows. The Company monitors the expected cash inflows from CLO equity investments, including the expected residual payments, and the estimated effective yield is updated periodically.

Offering Costs
Offering costs prior to the commencement of operations were capitalized on the Company’s Statement of Assets and Liabilities as deferred charges until operations began. Thereafter, deferred offering costs were amortized as an expense over a twelve month period on a straight-line basis. The Company charged all offering costs incurred after the commencement of operations and through December 31, 2015 against paid-in capital in excess of par on the Statement of Assets and Liabilities. After discussions with the Staff of the Division of Investment Management of the SEC, the Company decided to change its accounting treatment of offering costs, effective January 1, 2016, and capitalize such costs on the Statement of Assets and Liabilities and amortize them to expense over the 12 month period following such capitalization on a straight line basis. The Company evaluated this change in accounting treatment of offering costs and determined that it did not have a material impact on the Company’s financial statements.

Offering expenses consist of costs for the registration, certain marketing and distribution of the Company’s shares. These expenses include, but are not limited to, expenses for legal, accounting, printing and certain marketing, and include salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others for providing these services.

Due to Adviser
Amounts due to our Adviser consist of expense support reimbursement, base management fees, incentive fees, routine non-compensation overhead, operating expenses paid on behalf of the Company and offering and organization expenses paid on behalf of the Company. All balances due to the Adviser are settled quarterly.

Dividends and Distributions
Dividends and distributions to stockholders, which are determined in accordance with federal income tax regulations, are recorded on the record date. The amount to be paid out as a dividend or distribution is approved by the Board. Net realized capital gains, if any, are generally distributed or deemed distributed at least annually.

Income Taxes
The Company has elected to be treated as a RIC for U.S. federal income tax purposes and intends to comply with the requirement of the Code applicable to RICs. The Company is required to distribute at least 90% of its investment company taxable income and intends to distribute (or retain through a deemed distribution) all of the Company’s investment company taxable income and net capital gain to stockholders; therefore, the Company has made no provision for income taxes. The character of income and gains that the Company will distribute is determined in accordance with income tax regulations that may differ from U.S. GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

As of June 30, 2017, the cost basis of investments for tax purposes was $262,393,056 resulting in estimated gross unrealized appreciation and depreciation of $27,864,253 and $6,648,023 respectively.
If the Company does not distribute (or are not deemed to have distributed) at least 98% of its calendar year ordinary income and 98.2% of its capital gains in the calendar year earned, the Company will generally be required to pay an excise tax equal to 4% of the amount by which 98% of its calendar year ordinary income and 98.2% of its capital gains exceed the distributions from such taxable income for the year. To the extent that the Company determines that its estimated current calendar year taxable income will be in excess of estimated current calendar year dividend distributions from such taxable income, the Company accrues excise taxes, if any, on estimated excess taxable income. As of and for the calendar year ended December 31, 2016, we determined that the Company met the distribution requirements and therefore was not required to pay excise tax. As of June 30, 2017, we do not expect to have any excise tax due for 2017 calendar year. Thus, we have not accrued any excise tax for this period. For the year ended June 30, 2017, we reversed our previous excise tax accrual of $202,244.

If the Company fails to satisfy the annual distribution requirement or otherwise fails to qualify as a RIC in any taxable year, the Company would be subject to tax on all of its taxable income at regular corporate rates. The Company would not be able to deduct distributions to stockholders, nor would the Company be required to make distributions. Distributions would generally be taxable to the Company’s individual and other non-corporate taxable stockholders as ordinary dividend income to the extent of the Company’s current and accumulated earnings and profits, provided certain holding period and other requirements are met. However, such ordinary dividends would not be eligible for the reduced tax rate applicable to qualified dividend income. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, the Company would be required to distribute to its stockholders the Company’s accumulated earnings and profits attributable to non-RIC years reduced by an interest charge of 50% of such earnings and profits payable by us as an additional tax. In addition, if the Company failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, the Company would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Company had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.

In September 2016, the IRS and U.S. Treasury Department issued proposed regulations that, if finalized, would provide that the income inclusions from a Passive Foreign Investment Company (“PFIC”) with a Qualified Electing Fund (“QEF”) or a Controlled Foreign Corporation (“CFC”) would not be good income for purposes of the 90% Income Test unless the Company receives a cash distribution from such entity in the same year attributable to the included income. If such income were not considered “good income” for purposes of the 90% income test, the Company may fail to qualify as a RIC.

It is unclear whether or in what form these regulations will be adopted or, if adopted, whether such regulations would have a significant impact on the income that could be generated by the Company. If adopted, the proposed regulations would apply to taxable years of the Company beginning on or after 90 days after the regulations are published as final. The Company is monitoring the status of the proposed regulations and is assessing the potential impact of the proposed tax regulation on its operations.

The Company follows ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than not threshold are recorded as a tax benefit or expense in the current year. As of June 30, 2017 and for the year then ended, the Company did not have a liability for any unrecognized tax benefits, respectively. Management has analyzed the Company’s positions taken and expected to be taken on its income tax returns for all open tax years and for the year ended June 30, 2017 and has concluded that as of June 30, 2017 no provision for uncertain tax position is required in the Company’s financial statements. Our determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. All federal and state income tax returns for each tax year in the three-year period ended June 30, 2017 remain subject to examination by the Internal Revenue Service and state departments of revenue.

Recent Accounting Pronouncement
In August 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2014-15, Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern (“ASU 2014-15”). ASU 2014-15 will explicitly require management to assess an entity’s ability to continue as a going concern, and to provide related footnote disclosure in certain circumstances. ASU 2014-15 is effective for annual and interim periods ending after December 15, 2016. Early application is permitted. The adoption of the amended guidance in ASU 2014-15 is not expected to have a significant effect on the Company’s financial statements and disclosures.

In June 2016, the FASB issued ASU 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”), which amends the financial instruments impairment guidance so that an entity is required to measure expected credit losses for financial assets based on historical experience, current conditions and reasonable and supportable forecasts. As such, an entity will use forward-looking information to estimate credit losses. ASU 2016-13 also amends the guidance in FASB ASC Subtopic No. 325-40, Investments-Other, Beneficial Interests in Securitized Financial Assets, related to the subsequent measurement of accretable yield recognized as interest income over the life of a beneficial interest in securitized financial assets under the effective yield method. ASU 2016-13 is effective for financial statements issued for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. Early adoption is permitted as of the fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. We are currently evaluating the impact, if any, of adopting this ASU on our financial statements.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments (“ASU 2016-15”), which addresses certain aspects of cash flow statement classification. One such amendment requires cash payments for debt prepayment or debt extinguishment costs to be classified as cash outflows for financing activities. ASU 2016-15 is effective for financial statements issued for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. Early adoption is permitted, including adoption in an interim period. If an entity early adopts the amendments in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period. An entity that elects early adoption must adopt all of the amendments in the same period. The adoption of the amended guidance in ASU 2016-15 is not expected to have a significant effect on our financial statements and disclosures.

In October 2016, the SEC adopted significant reforms under the 1940 Act that impose extensive new disclosure and reporting obligations on most 1940 Act funds (collectively, the “Reporting Rules”). The Reporting Rules greatly expand the volume of information regarding fund portfolio holdings and investment practices that must be disclosed. The adopted amendments to Regulation S-X for 1940 Act funds require quarterly filings of Form N-Q and additional information to be disclosed in the semi-annual Form N-CEN filing (among other changes). The amendments to Regulation S-X are effective for reporting periods ending after August 1, 2017, and adoption of the amended reform is not expected to have a significant effect on our consolidated financial statements and disclosures.

Note 3. Portfolio Investments
Purchases of investment securities (excluding short-term securities) for year ended June 30, 2017 were $116,435,679. Six investments were called for redemption during the year ended June 30, 2017 and the liquidation of the underlying portfolios is ongoing. During the year ended June 30, 2017, the Company recorded OTTI on four of these investments and two investments called in the prior year, resulting in realized losses of $1,273,540. The Company received $565 from a liquidating payment on an investment that was written-off for tax purposes prior to the year ended June 30, 2017, which resulted in a realized gain.

The following table summarizes the inputs used to value the Company’s investments measured at fair value as of June 30, 2017:

	Level 1	Level 2	Level 3	Total
Assets
Collateralized Loan Obligations - Equity Class	$—	$—	$283,611,208	$283,611,208

The following is a reconciliation of investments for which Level 3 inputs were used in determining fair value:

Collateralized Loan Obligation - Equity Class
Fair value at June 30, 2016	$181,843,270
Net realized loss on investments	(849,656)
Net decrease in unrealized gain on investments	(2,715,945)
Purchases of investments	116,435,679
Sales of and distributions received from investments	(2,195,499)
Amortization of purchase discount, net	(8,906,641)
Transfers into Level 3(1)	—
Transfers out of Level 3(1)	—
Fair value at June 30, 2017	$283,611,208

Net decrease in unrealized gain attributable to Level 3 investments still held at the end of the period	$(2,851,062)

(1) There were no transfers between Level 1 and Level 2 during the year.

The following table provides quantitative information about significant unobservable inputs used in the fair value measurement of Level 3 investments as of June 30, 2017:

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range(1)	Weighted Average(1)
Collateral Loan Obligations - Equity Class	$283,611,208	Discounted Cash Flow	Discount Rate	13.09% - 29.75%	19.44%

(1) Excludes investments that have been called for redemption.
In determining the range of values for the Company’s investments in CLOs, management and the independent valuation firm use primarily a discounted multi-path cash flow model. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view as well as to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized using Monte Carlo simulations to generate probability-weighted (i.e., multipath) cash flows for the underlying assets and liabilities. These cash flows are discounted using appropriate market discount rates, and relevant data in the CLO market and certain benchmark credit indices are considered, to determine the value of each CLO investment. In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the corresponding multi-path cash flow model.

The significant unobservable input used to value the CLOs is the discount rate applied to the estimated future cash flows expected to be received from the underlying investment, which includes both future principal and interest payments. Included in the consideration and selection of the discount rate are the following factors: risk of default, comparable investments, and call provisions. An increase or decrease in the discount rate applied to projected cash flows, where all other inputs remain constant, would result in a decrease or increase, respectively, in the fair value measurement.
The Company is not responsible for and have no influence over the management of the portfolios underlying the CLO investments the Company holds as those portfolios are managed by non-affiliated third party CLO collateral managers. CLO investments may be riskier and less transparent to the Company than direct investments in underlying companies. CLOs typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans.
The Company’s portfolio consists of residual interests investments in CLOs, which involve a number of significant risks. CLOs are typically very highly levered (10 - 14 times), and therefore the residual interest tranches that the Company invests in are subject to a higher degree of risk of total loss. In particular, investors in CLO residual interests indirectly bear risks of the underlying loan investments held by such CLOs. The Company generally have the right to receive payments only from the CLOs, and generally do not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs the Company targets generally enable the investor to acquire interests in a pool of senior loans without the expenses associated with directly holding the same investments, the Company’s prices of indices and securities underlying CLOs will rise or fall. These prices (and, therefore, the values of the CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure by a CLO investment in which the Company invest to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to the Company. In the event that a CLO fails certain tests, holders of debt senior to the Company may be entitled to additional payments that would, in turn, reduce the payments the Company would otherwise be entitled to receive. Separately, the Company may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO or any other investment the Company may make. If any of these occur, it could materially and adversely affect the Company’s operating results and cash flows.

The interests the Company have acquired in CLOs are generally thinly traded or have only a limited trading market. CLOs are typically privately offered and sold, even in the secondary market. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO residual interests carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that the Company’s investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO investment or unexpected investment results. The Company’s net asset value may also decline over time if the Company’s principal recovery with respect to CLO residual interests is less than the price that the Company paid for those investments. The Company’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on its value.

An increase in LIBOR would materially increase the CLO’s financing costs. Since most of the collateral positions within the CLOs have LIBOR floors, there may not be corresponding increases in investment income (if LIBOR increases but stays below the LIBOR floor rate of such investments) resulting in materially smaller distribution payments to the residual interest investors.

If the Company owns more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including residual interest tranche investments in a CLO investment treated as a CFC), for which the Company is treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to its pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), the Company is required to include such deemed distributions from a CFC in its income and the Company is required to distribute such income to maintain its RIC status regardless of whether or not the CFC makes an actual distribution during such year.

The Company owns shares in “passive foreign investment companies” (“PFICs”) (including residual interest tranche investments in CLOs that are PFICs), therefore the Company may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend to its stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Company to recognize its share of the PFICs income for each year regardless of whether the Company receives any distributions from such PFICs. The Company must nonetheless distribute such income to maintain its status as a RIC.

If the Company is required to include amounts in income prior to receiving distributions representing such income, the Company may have to sell some of its investments at times and/or at prices management would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Company is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The Company’s portfolio is concentrated in CLO vehicles, which is subject to a risk of loss if that sector experiences a market downturn. The Company is subject to credit risk in the normal course of pursuing its investment objectives. The Company’s maximum risk of loss from credit risk for its portfolio investments is the inability of the CLO collateral managers to return up to the cost value due to defaults occurring in the underlying loans of the CLOs.

Investments in CLO residual interests generally offer less liquidity than other investment grade or high-yield corporate debt, and may be subject to certain transfer restrictions. The Company’s ability to sell certain investments quickly in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default of certain minimum required coverage ratios, which could result in full loss of value to the CLO residual interests and junior debt investors.

The fair value of the Company’s investments may be significantly affected by changes in interest rates. The Company’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. In the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its investments and operating results. In the event of a declining interest rate environment, a faster than anticipated rate of prepayments is likely to result in a lower than anticipated yield.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the currently assigned valuations.

Note 4. Capital
The Company offers three classes of shares: Class R shares, Class RIA shares and Class I shares. Class R shares are available to the general public. Class RIA shares are only available to accounts managed by registered investment advisers. Class I shares are available for purchase only through (1) fee-based programs, also known as wrap accounts, of investment dealers, (2) participating broker-dealers that have alternative fee arrangements with their clients, (3) certain registered investment advisers or (4) bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers. These classes of shares differ only with respect to the sales load purchasers in the offering must pay, as follows:

•For Class R shares, purchasers pay selling commissions of up to 6.0% and dealer manager fees of 2.0%;
•For Class RIA shares, purchasers pay dealer manager fees of 2.0%, but no selling commissions; and
•For Class I shares, purchasers pay no selling commissions or dealer manager fees.

The Company’s authorized stock consists of 200,000,000 shares of stock, par value $0.01 per share, all of which are initially designated as common stock comprising 180,000,000 of Class R shares, 10,000,000 of Class RIA shares and 10,000,000 of Class I shares. Each class of shares has identical voting and distributions rights, and bears its own pro rata portion of the Company’s expenses and has the same net asset value.

Transactions in shares of common stock were as follows during the year ended June 30, 2017 and the year ended June 30, 2016:

	Class R Shares		Class RIA Shares		Class I Shares		Total
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year ended June 30, 2017:
Shares sold	6,386,464	$102,435,913	146,802	$2,189,387	81,130	$1,203,305	6,614,396	$105,828,605
Shares issued from reinvestment of distributions	703,328	9,863,776	4,916	68,924	19,916	279,083	728,160	10,211,783
Repurchase of common shares	(347,207)	(5,000,504)	(493)	(7,165)	(40,520)	(581,311)	(388,220)	(5,588,980)
Net increase from capital transactions	6,742,585	$107,299,185	151,225	$2,251,146	60,526	$901,077	6,954,336	$110,451,408

Year ended June 30, 2016:
Shares sold	6,579,599	$99,209,870	292,911	$4,161,496	398,999	$5,554,466	7,271,509	$108,925,832
Shares issued from reinvestment of distributions	520,649	6,852,555	2,159	28,653	18,248	239,276	541,056	7,120,484
Repurchase of common shares	(178,046)	(2,447,657)	—	—	(7,280)	(96,863)	(185,326)	(2,544,520)
Net increase from capital transactions	6,922,202	$103,614,768	295,070	$4,190,149	409,967	$5,696,879	7,627,239	$113,501,796

At June 30, 2017, the Company has 18,672,346, 460,788 and 619,951 of Class R shares, Class RIA shares and Class I shares issued and outstanding, respectively.

At June 30, 2016, the Company has 11,929,758, 309,563 and 559,425 of Class R shares, Class RIA shares and Class I shares issued and outstanding, respectively.

Share Repurchase Program
The Company conducts quarterly tender offers pursuant to its share repurchase program. The Company’s Board considers the following factors, among others, in making its determination regarding whether to cause us to offer to repurchase shares and under what terms:

•	the effect of such repurchases on our qualification as a RIC (including the consequences of any necessary asset sales);

•	the liquidity of the Company’s assets (including fees and costs associated with disposing of assets);

•	the Company’s investment plans and working capital requirements;

•	the relative economies of scale with respect to the Company’s size;

•	the Company’s history in repurchasing shares or portions thereof; and

•	the condition of the securities markets.
The Company limits the number of shares to be repurchased in any calendar year to 20% of the weighted average number of shares outstanding in the prior calendar year, or 5% in each quarter, though the actual number of shares that the Company offer to repurchase may be less in light of the limitations noted below. At the discretion of the Company’s Board, the Company may use cash on hand, and cash from the sale of investments as of the end of the applicable period to repurchase shares. In addition, the Company currently limits the number of shares to be repurchased during any calendar year to the number of shares the Company can repurchase with the proceeds the Company receives from the sale of its shares under its distribution reinvestment plan. The Company will offer to repurchase such shares at a price equal to the net asset value per share of our common stock specified in the tender offer. The Company’s Board may suspend or terminate the share repurchase program at any time. The first such tender offer commenced in May 2015.

The following table sets forth the number of common shares that were repurchased by the Company in each tender offer:

For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
June 30, 2015	July 7, 2015	4,702	100.00%	$12.70	$59,720
September 30, 2015	October 13, 2015	49,045	59.10%	13.73	673,388
December 31, 2015	January 12, 2016	49,045	60.60%	13.98	685,649
March 31, 2016	April 20, 2016	82,534	100.00%	13.64	1,125,763
Total for year ended June 30, 2016		185,326			2,544,520
June 30, 2016	July 26, 2016	65,696	47.62%	14.24	935,513
September 30, 2016	November 3, 2016	66,998	41.14%	13.86	928,594
December 31, 2016	January 25, 2017	59,538	100.00%	14.70	875,211
March 31, 2017	April 27, 2017	195,988	57.90%	14.54	2,849,662
Total for year ended June 30, 2017		388,220			$5,588,980
Total:		573,546			$8,133,500

On June 15, 2017, the Company made an offer to purchase up to $3,089,180 in aggregate amount of the Company’s issued and outstanding common shares. The offer began on June 22, 2017 and expired at 12:00 Midnight, Eastern Time, on July 24, 2017, and a total of 269,094 shares were validly tendered and not withdrawn pursuant to the offer as of such date. In accordance with the terms of the offer, the Company purchased 213,636 shares at a purchase price of $14.46 per share and a total of 209,417 and 3,934 Class R, Class RIA and Class I shares, respectively were validly tendered and not withdrawn pursuant to the offer.

Note 5. Transactions with Affiliates
Investment Advisory Agreement
On May 9, 2013, the Company entered into an investment advisory agreement (the “Investment Advisory Agreement”) with the Adviser. The Adviser manages the day-to-day investment operations of, and provides investment advisory services to, the Company. For providing these services, the Adviser is paid a base management fee and an incentive fee. The base management fee, payable quarterly in arrears, is calculated at an annual rate of 2.0% based on the average of the total assets as of the end of the two most recently completed calendar quarters. The Company also pays routine non-compensation overhead expenses of the Adviser in an amount up to 0.0625% per quarter (0.25% annualized) of the Company’s average total assets. The incentive fee is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the immediately preceding quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees received) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, expenses reimbursed under the Investment Advisory Agreement, the administration agreement and the investor services agreement, any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the organization and offering expenses and incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to the preferred return rate of 1.5% per quarter (6.0% annualized). The Company pays the Adviser an incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the preferred return rate; (2) 100% of the pre-incentive fee net investment income, if any, that exceeds the preferred return rate but is less than 1.875% in any calendar quarter (7.5% annualized); and (3) 20.0% of the pre-incentive fee net investment income, if any, that exceeds 1.875% in any calendar quarter. These calculations are appropriately pro-rated for any period of less than three months.

For the year ended June 30, 2017, expenses incurred by the Company in connection with the Investment Advisory Agreement were as follows:

Description	Expense	Payable
Base management fee(1)	$4,821,337	$1,412,834
Incentive fee(1)	7,668,329	2,085,152
Routine non-compensation overhead expenses(2)	82,682	19,525

(1) The payable amount is presented as part of Due to Adviser on the Statement of Assets and Liabilities.

(2) The payable amount is presented as part of Due to Adviser on the Statement of Assets and Liabilities and as part of Adviser shared service expense in the Statement of Operations.

Expense Support and Conditional Reimbursement Agreement
We have entered into an expense support and conditional reimbursement agreement (the “Expense Support Agreement”) with our Adviser, whereby our Adviser has agreed to reimburse us for operating expenses in an amount equal to the difference between distributions to our stockholders for which a record date has occurred in each quarter less the sum of our net investment income, the net realized capital gains/losses and dividends and other distributions paid to us from our portfolio investments during such period (“Expense Support Reimbursement”). To the extent that there are no dividends or other distributions to our stockholders for which a record date has occurred in any given quarter, then the Expense Support Reimbursement for such quarter is equal to such amount necessary in order for Available Operating Funds (as defined below) for the quarter to equal zero. The Expense Support Agreement will remain in effect until the date on which our public offering of shares of common stock ends, unless extended mutually by us and our Adviser. Any payments required to be made by our Adviser under the Expense Support Agreement (an “Expense Payment”) for any quarter shall be paid by our Adviser to us in any combination of cash or other immediately available funds, and/or offsets against amounts otherwise due from us to our Adviser, no later than the earlier of (i) the date on which we close our books for such quarter and (ii) sixty days after the end of such quarter, or at such later date as determined by us (the “Expense Payment Date”). We have a conditional obligation to reimburse our Adviser for any amounts funded by our Adviser under the Expense Support Agreement. Following any calendar quarter in which Available Operating Funds in such calendar quarter exceed the cumulative distributions to stockholders for which a record date has occurred in such calendar quarter (“Excess Operating Funds”) on a date mutually agreed upon by our Adviser and us (each such date, a “Reimbursement Date”), we shall pay such Excess Operating Funds, or a portion thereof, to the extent that we have cash available for such payment, to our Adviser until such time as all Expense Payments made by our Adviser to us have been reimbursed; provided that (i) the operating expense ratio as of such Reimbursement Date is equal to or less than the operating expense ratio as of the Expense Payment Date attributable to such specified Expense Payment; (ii) the annualized distribution rate, which includes all regular cash distributions paid and excludes special distributions or the effect of any stock dividends paid, as of such Reimbursement Date is equal to or greater than the annualized distribution rate as of the Expense Payment Date attributable to such specified Expense Payment; and (iii) such specified Expense Payment Date is not earlier than three years prior to the Reimbursement Date.

On March 29, 2016, we amended and restated the Expense Support Agreement to revise the definition on Available Operating Funds. Available Operating Funds is now defined under the current version of the Expense Support Agreement as the sum of (i) our net investment income (minus any reimbursement payments payable to our Adviser), (ii) our net realized capital gains/losses and (iii) dividends and other distributions paid to us on account of our portfolio investments. However, for Expense Payments made under the prior version of the Expense Support Agreement, we will calculate Available Operating Funds for the purpose of determining whether we are obligated to make reimbursements to our Adviser as the sum of (i) our net investment income, (ii) the net realized capital gains/losses, (iii) the changes in unrealized losses, and (iv) dividends and other distributions paid to us from our portfolio investments. The calculation of changes in unrealized losses shall only reflect further reduction in value of individual investments from the largest previously recorded unrealized loss for such individual investment at or prior to March 31, 2016. Realized losses will only include the amount in excess of the largest previously recorded unrealized loss for the same investment.

The purpose of the Expense Support Agreement is to minimize such distributions from us being characterized as returns of capital for U.S. GAAP purposes and to reduce operating expenses until we have raised sufficient capital to be able to absorb such expenses. However, such distributions may still be characterized as a return of capital for U.S. federal income tax purposes.

The following table provides information regarding liabilities incurred by the Adviser pursuant to the Expense Support Agreement:

Period Ended	Expense Support Payments Made by Adviser	Net Expense Support Reimbursed to Adviser	Expense Support Reimbursable to Adviser	Unreimbursed Expense Support Payments	Operating Expense Ratio(1)	Annualized Distribution Rate(2)	Eligible to be Repaid Through
March 31, 2014	$668,599	$(668,599)	$—	$—	22.83%	7.00%	March 31, 2017
June 30, 2014	582,112	(582,112)	—	—	6.66%	7.00%	June 30, 2017
September 30, 2014	834,881	(834,881)	—	—	5.70%	7.00%	September 30, 2017
December 31, 2014	355,993	(355,993)	—	—	2.06%	7.00%	December 31, 2017
March 31, 2015	801,050	(402,675)	—	398,375	1.79%	7.00%	March 31, 2018
June 30, 2015	951,871	—	—	951,871	1.06%	7.00%	June 30, 2018
September 30, 2015	1,504,116	—	—	1,504,116	0.63%	7.00%	September 30, 2018
December 31, 2015	1,943,279	—	—	1,943,279	0.64%	6.84%	December 31, 2018
March 31, 2016	2,586,427	—	—	2,586,427	0.60%	7.19%	March 31, 2019
June 30, 2016	—	—	—	—	0.47%	7.19%	June 30, 2019
September 30, 2016	—	—	—	—	0.43%	6.88%	September 30, 2019
December 31, 2016	—	—	—	—	0.38%	7.01%	December 31, 2019
March 31, 2017	—	—	—	—	0.39%	7.00%	March 31, 2020
June 30, 2017	—	—	—	—	0.29%	7.00%	June 30, 2020
Total	$10,228,328	$(2,844,260)	$—	$7,384,068
(1)Operating expense ratio is as of the date the expense support payment obligation was incurred by the Advisor and includes all expenses borne by the Company, except for organizational and offering expenses, base management fees, incentive fees and any interest expense attributable to indebtedness incurred by the Company.

(2)Annualized distribution rate equals the annualized rate of distributions to stockholders based on the amount of the regular dividends paid immediately prior to the date the expense support payment obligation was incurred by the Advisor. Annualized distribution rate does not include bonus dividends paid to stockholders.

During the quarter ended September 30, 2016, the Company paid the Adviser $1,403,168 to reimburse it for Expense Payments determined as of the Reimbursement Date for the quarter ended June 30, 2016. We determined that the Company overpaid the Adviser for the reimbursement of Expense Payments attributable to the quarter ended June 30, 2016 and on September 26, 2016 by an aggregate of $81,518. Such reimbursement overpayment was repaid by the Adviser to the Company.

As of June 30, 2017, there was no Expense Payment reimbursement obligation attributable to the Reimbursement Date for the quarter ended June 30, 2017.

Administration Agreement
On May 9, 2013, the Company entered into an administration agreement (the “Administration Agreement”) with Prospect Administration LLC (the “Administrator”), an affiliate of the Adviser. The Administrator performs, oversees and arranges for the performance of administrative services necessary for the operation of the Company. These services include, but are not limited to, accounting, finance and legal services. For providing these services, facilities and personnel, the Company reimburses the Administrator for the Company’s actual and allocable portion of expenses and overhead incurred by the Administrator in performing its obligations under the Administration Agreement, including rent and the Company’s allocable portion of the costs of its Chief Financial Officer and Chief Compliance Officer and his staff. During the year ended June 30, 2017, $674,683 in administrator costs were incurred by the Company, $34,059 of which is included on the Statement of Assets and Liabilities as a payable under Due to Administrator.

Commissions and fees on shares sold
Provasi Securities, LP (the “Dealer Manager”), an indirect wholly-owned subsidiary of Stratera Holdings, acts as dealer manager for the offering and manages a group of participating broker-dealers, including other unaffiliated broker-dealers who enter into participating broker-dealer agreements with the Dealer Manager. The Company has agreed to pay the Dealer Manager selling commissions in the amount of 6.0% of the selling price of each Class R share for which a sale is completed from the shares offered in the offering.

As compensation for acting as the Dealer Manager, the Company has agreed to pay the Dealer Manager a dealer manager fee in the amount of 2.0% of the selling price of each Class R share for which a sale is completed from the Class R or RIA shares offered in the offering. The Dealer Manager is expected to re-allow the full amount of selling commissions to participating broker-dealers and may re-allow up to 1.15% of the dealer manager fee to participating broker-dealers for reimbursement of marketing expenses.

During the year ended June 30, 2017, the total sales load incurred through the offering of our common stock was $8,169,939, which includes $6,077,432 of selling commissions and $2,092,507 of dealer manager fees. These fees are charged against additional paid-in capital in the Statement of Assets and Liabilities.

Investor Services Agreement
The Company also entered into an investor services agreement (the “Investor Services Agreement”) under which the Company reimburses Stratera Holdings for providing investor relations support and related back-office services with respect to the Company’s investors. During the year ended June 30, 2017, Stratera Holdings incurred $243,120 of operating expenses in connection with the Investor Services Agreement, which were recorded as part of Adviser shared service expense in the Statement of Operations. During the year ended June 30, 2017, Stratera Holdings incurred $79,000 of offering costs in connection with the Investor Services Agreement, which, in conjunction with other offering costs incurred by the Adviser on behalf of the Company, are deferred as an asset and amortized, on a straight-line basis, as an expense over the 12-month period immediately following the deferral (See Note 2). See the Offering Costs section below for a summary of all organization and offering costs and operating expenses incurred by and payable to the Adviser on behalf of the Company.

Offering Costs
The Adviser, on behalf of the Company, paid or incurred offering costs of $456,146 for year ended June 30, 2017. As of June 30, 2017, $299,936 remains as a deferred asset on the Statement of Assets and Liabilities, while $375,847 has been amortized to expense in the Statement of Operations during the year ended June 30, 2017 .

Offering expenses consist of costs for the registration, certain marketing activities and distribution of the Company’s shares. These expenses include, but are not limited to, expenses for legal, accounting, printing and certain marketing activities, and include salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others for providing these services.

At June 30, 2017, the total due to the Adviser for organization and offering costs and operating expenses paid on behalf of the Company was $176,740, which is included within Due to Adviser on the Statement of Assets and Liabilities, and is broken out as follows:

Fiscal Year Ended	Organization and Offering Costs (O&O)	Operating Expenses (OpEx) paid on behalf of the Company	Total Due to Adviser for O&O and OpEx paid on behalf of the Company
June 30, 2013	$1,893,108	$—	$1,893,108
June 30, 2014	984,744	558,394	1,543,138
June 30, 2015	591,821	1,418,046	2,009,867
June 30, 2016	442,107	1,148,321	1,590,428
June 30, 2017	456,146	730,938	1,187,084
Total reimbursements made	(4,191,456)	(3,855,429)	(8,046,885)
	$176,470	$270	$176,740

Upon achieving the Minimum Offering Requirement, the Adviser was entitled to receive up to 5.0% of the gross proceeds from the offering as reimbursement for organization and offering costs that it has funded, until all of the organization and offering costs incurred and/or paid by the Adviser have been recovered. On January 8, 2014, the Adviser agreed to reduce such reimbursement and accept a maximum of 2% of the gross proceeds of the offering of the Company’s securities until all of the organization and offering costs incurred and/or paid by the Adviser have been recovered.

Co-Investments
On February 10, 2014, the Company received an exemptive order from the SEC (the “Order”) that gave it the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Adviser or certain affiliates, including Prospect Capital Corporation (“PSEC”) and Pathway Energy Infrastructure Fund, Inc. (“Pathway”), subject to the conditions included therein. Under the terms of the relief permitting the Company to co-invest with other funds managed by the Adviser or its affiliates, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Company’s independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching of the Company or its stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of the Company’s stockholders and is consistent with the Company’s investment objective and strategies. In certain situations where co-investment with one or more funds managed by the Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, the Company will be unable to invest in any issuer in which one or more funds managed by the Adviser or its affiliates has previously invested.

As of June 30, 2017, the Company had co-investments with PSEC in the following: Apidos CLO XXII, Babson CLO Ltd. 2014-III, Carlyle Global Market Strategies CLO 2016-3, Ltd., Cent CLO 21 Limited, CIFC Funding 2014-IV Investor, Ltd., CIFC Funding 2016-I, Ltd., Galaxy XVII CLO, Ltd., Halcyon Loan Advisors Funding 2014-2 Ltd., Halcyon Loan Advisors Funding 2015-3 Ltd., HarbourView CLO VII, Ltd., Jefferson Mill CLO Ltd., Mountain View CLO IX Ltd., Octagon Investment Partners XVIII, Ltd., Symphony CLO XIV Ltd., Voya IM CLO 2014-1 Ltd., Voya CLO 2016-3, Ltd., Voya CLO 2017-3 Ltd. and Washington Mill CLO Ltd; however HarbourView CLO VII, Ltd. and Octagon Investment Partners XVIII, Ltd. are not considered co-investments pursuant to the Order as they were purchased on the secondary market.
As of June 30, 2017, the Company had co-investments with Pathway in the following: Galaxy XIX, Ltd., GoldenTree 2013-7A, Madison Park Funding XIII, Ltd., Madison Park Funding XIV, Ltd., Octagon Investment Partners XXI, Ltd., OZLM XII, Ltd.,
Voya IM CLO 2013-1, Ltd., and Voya CLO 2016-1, Ltd; however Voya CLO 2016-1, Ltd. is a co-investment pursuant to the Order because all the others were purchased on the secondary market.

Allocation of Expenses
For CLO investments held by each of the Company, PSEC and Pathway, the cost of valuation services with regard to such investments is initially borne by the Company, which then allocates to PSEC and Pathway their proportional share of such expense based on the number of positions held by each entity. During the year ended June 30, 2017, the Company incurred $140,945 in expenses related to valuation services that are attributable to PSEC and Pathway, of which $43,377 is still owed to the Company. Additionally, PSEC incurred $7,155 of expense on behalf of the Company related to financial reporting software, of which the entire amount is due and payable as of June 30, 2017.

Officers and Directors
Certain officers and directors of the Company are also officers and directors of the Adviser and its affiliates. For the year ended June 30, 2017, $105,000 was paid to the independent directors of the Company, which is included within the Statement of Operations. The officers do not receive any direct compensation from the Company.

Note 6. Dividends and Distributions
Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP.
The following tables reflect the distributions per share that the Company declared and paid or are payable to its stockholders during the year ended June 30, 2017. Stockholders of record as of each respective record date were or will be entitled to receive the distribution.

Record Date	Payment Date	Total Amount per Share(a)	Amount Distributed
July 1, 8, 15, 22 and 29, 2016	August 1, 2016	$0.10340	$1,353,409
August 5, 12, 19 and 26, 2016	August 29, 2016	0.08272	1,131,977
September 2, 9, 16, 23 and 30, 2016(b)	October 3, 2016	0.20960	3,013,040
October 7, 14, 21 and 28, 2016	October 31, 2016	0.08544	1,271,825
November 4, 11, 18 and 25, 2016	November 28, 2016	0.08544	1,296,941
December 2, 9, 16, 23 and 30, 2016(b)	January 3, 2017	0.20386	3,248,511
January 6, 13, 20 and 27, 2017	January 30, 2017	0.08552	1,398,061
February 3, 10, 17 and 24, 2017	February 27, 2017	0.08552	1,439,961
March 3, 10, 17, 24 and 31, 2017(b)	April 3, 2017	0.19863	3,509,327
April 7, 14, 21 and 28, 2017	May 1, 2017	0.08780	1,606,763
May 5, 12, 19 and 26, 2017	May 30, 2017	0.08780	1,652,466
June 2, 9, 16, 23 and 30, 2017(b)	July 3, 2017	0.19863	3,896,948
Total declared and distributed for the year ended June 30, 2017			$24,819,229

(a)Total amount per share represents the total distribution rate for the record dates indicated.
(b)Includes bonus dividends

Dividends and distributions to stockholders are recorded on the record date. The table above includes distributions with record dates during the year ended June 30, 2017 and does not include distributions previously declared to stockholders of record on any future dates, as those amounts are not yet determinable. The following distributions were previously declared and have record dates subsequent to June 30, 2017 universally for Class R, Class RIA, and Class I shares:

Record Date	Payment Date	Total Amount per Share(a)
July 7, 14, 21 and 28, 2017	July 31, 2017	$0.08780
August 4, 11, 18 and 25, 2017	August 28, 2017	0.08780

(a)Total amount per share represents the total distribution rate for the record dates indicated.

The Company may fund its distributions to stockholders from any sources of funds available, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and expense reimbursements from the Adviser, which may constitute a return of capital and reduce the amount of capital available to the Company for investment. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses.

Following commencement of the Company’s continuous public offering, substantial portions of the Company’s dividends to stockholders have been funded through Expense Payments that are subject to repayment by the Company. The purpose of this arrangement was to ensure that no portion of the Company’s dividends to stockholders was paid from offering proceeds. Any such dividends funded through Expense Payments were not based on the Company’s investment performance. The reimbursement of these Expense Payments owed to the Adviser will reduce the future distributions to which stockholders would otherwise be entitled. As of June 30, 2017, the Company has no obligation to pay Expense Payments to the Adviser. There can be no assurance that the Company will achieve the performance necessary to sustain its distributions or that the Company will be able to pay distributions at a specific rate or at all.

The Company has adopted an “opt in” distribution reinvestment plan pursuant to which stockholders may elect to have the full amount of distributions reinvested in additional shares. Stockholders will receive distributions in cash unless specifically “opting in” to the distribution reinvestment plan to have cash distributions reinvested in additional shares of the Company. Reinvested distributions will purchase shares at a price equal to 95% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. There will be no selling commissions, dealer manager fees or other sales charges for shares issued under the distribution reinvestment plan.

The Company issued 728,160 and 541,056 of its common stock in connection with the dividends reinvestment plan for the years ended June 30, 2017 and June 30, 2016, respectively.
Note 7. Income Taxes
The information presented in this footnote is based on the fiscal and tax year ended, June 30, 2017.

For income tax purposes, dividends paid and distributions made to shareholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. The expected tax character of distributions declared and paid to shareholders during the year ended June 30, 2017 was as follows:

	Year ended June 30, 2017	Year ended June 30, 2016
Ordinary income	$14,692,360	$14,126,013
Capital gain	—	—
Return of capital	10,126,869	—
Total dividends declared and paid to shareholders	$24,819,229	$14,126,013

While the tax character of distributions paid to shareholders for the year ended June 30, 2017 are expected to be characterized as ordinary income and return of capital, the final determination of the tax character of distributions for this year will not be made until we file our tax returns for the tax year ended June 30, 2017.

As of June 30, 2017, the estimated components of accumulated earnings on a tax basis were as follows:

Undistributed Ordinary Income	$236,917
Capital loss carryforward	(2,283,639)
Temporary differences	1,001,101
Net unrealized gain on investments	21,216,230

In general, we may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which may include differences in the book and tax basis of certain assets and liabilities, amortization of offering costs and nondeductible federal excise taxes, among other items. For the year ended June 30, 2017, we increased accumulated undistributed net investment income by $173,603 and decreased paid-in capital in excess of par by $173,603.
Note 8. Concentration and Credit Risks
Cash held at financial institutions, at times, may exceed the amount insured by the Federal Deposit Insurance Corporation. The Company’s portfolio may be concentrated in a limited number of investments in CLO vehicles, which is subject to a risk of loss if that sector experiences a market downturn. The Company is subject to credit risk in the normal course of pursuing its investment objectives. The Company’s maximum risk of loss from credit risk for its portfolio investments is the inability of the CLO collateral managers to return up to the cost value due to loan defaults occurring in the underlying collateral within the CLOs.

Note 9. Commitments and Contingencies
The Company has a conditional obligation to reimburse the Adviser for any amounts funded by the Adviser under the Expense Support Agreement if (and only to the extent that), following any fiscal quarter occurring within three years of the date on which the Adviser incurred the liability for such amount, Available Operating Funds exceeds the distributions paid by the Company to stockholders to the extent that the Company has cash available for such payment. The Company will only make reimbursement payments if its operating expense ratio is equal to or less than its operating expense ratio at the time the corresponding Expense Payment was incurred and if the annualized rate of the Company’s regular cash distributions to stockholders is equal to or greater than the annualized rate of its regular cash distributions to stockholders at the time the corresponding Expense Payment was incurred. No reimbursement will be paid to the Adviser more than three years after such corresponding Expense Payment was incurred. The Company is unable to estimate the amount that would be reimbursable to the Adviser at the time the above event occurs. However, the maximum exposure to the Company is the total of the Expense Payments from the Adviser. As of June 30, 2017, the amount of expense support that is conditionally reimbursable by the Company to its Adviser is $7,384,068.

The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material adverse effect upon its financial condition or results of operations.

Note 10. Financial Highlights
The following is a schedule of financial highlights for the years ended June 30, 2017, 2016 and 2015, and the period from January 6, 2014 (the date non-affiliate stockholders were admitted into the Company) to June 30, 2014. The Company has omitted the financial highlights for the periods prior to January 6, 2014 since non-affiliated shareholders were not yet admitted to the Company nor did the Company commence investment operations. Although the Company offers three classes of shares, the difference is only with respect to the sales load purchasers in the offering must pay. Each class of shares has identical voting and distributions rights, and bears its own pro rata portion of the Company’s expenses and has the same net asset value. As such, the financial highlights is presented for the Company as a whole.

	Year Ended	Year Ended	Year Ended	Period Ended(a)
	June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014
Per share data:
Net asset value, beginning of year or period	$14.24	$13.39	$9.60	$13.80

Net investment income(b)	1.76	2.03	1.64	0.66
Net realized and unrealized gain (loss) on investments(b)	(0.22)	0.27	0.58	(0.06)
Net increase in net assets resulting from operations	1.54	2.30	2.22	0.60
Distributions to stockholdersc)
Dividends from net investment income	(0.89)	(1.50)	(1.50)	(0.61)
Return of capital	(0.62)	—	—	—
Total distributions	(1.51)	(1.50)	(1.50)	(0.61)
Offering costs(b)	—	(0.02)	(0.27)	(1.36)
Other(d)	0.16	0.07	3.34	(2.83)
Net asset value, end of year or period	$14.43	$14.24	$13.39	$9.60

Total return, based on NAV(e)	12.82%	19.13%	56.24%	(27.15)%
Supplemental Data:
Net assets, end of year or period	$285,033,346	$182,280,330	$69,237,648	$6,787,044
Ratio to average net assets:
Expenses excluding expense support (payments)/repayments	6.91%	7.11%	9.76%	79.50%
Expenses after expense support (payments)/repayments, net(f)	7.52%	3.49%	—%	(2.50)%
Net investment income	12.22%	14.94%	13.04%	(18.02)%

Portfolio turnover	1%	1%	1%	6%

(a)Represents the period from January 6, 2014 (the date non-affiliate stockholders were admitted into the Company) to June 30, 2014. The net asset value at the beginning of the period is the net offering price as of January 6, 2014, which is the date that the Company satisfied its minimum offering requirement by raising over $2.5 million from selling shares to persons not affiliated with the Company or the Adviser (the “Minimum Offering Requirement”), and as a result, broke escrow and commenced making investments.

(b)Calculated based on weighted average shares outstanding during the year or period.
(c)The per share data for dividends is the actual amount of dividends paid or payable per share of common stock outstanding during the year or period. Dividends per share are rounded to the nearest $0.01.

(d)The amount shown represents the balancing figure derived from the other figures in the schedule, and is primarily attributable to the accretive effects from the sales of the Company’s shares and the effects of share repurchases during the year or period.

(e)Total return is based upon the change in net asset value per share between the opening and ending net asset values per share during the year or period and assumes that dividends are reinvested in accordance with the Company’s dividend reinvestment plan. The computation does not reflect the sales load for any class of shares. Total return based on market value is not presented since the Company’s shares are not publicly traded. For periods less than one year, total return is not annualized.

(f)For the year/period ended June 30, 2017, 2016, 2015, and 2014 there were expense support repayments (payments), net of $1,441,093, ($4,630,655), ($1,593,549), and ($1,250,711), respectively.

Note 11. Subsequent Events
During the period from July 1, 2017 through August 29, 2017, we raised $11,732,595 of capital, net of offering proceeds, through the issuance of 779,947 shares.

During the period from July 1, 2017 through August 29, 2017, we made 7 CLO equity investments totaling $25,901,499. Three of these investments are add-ons to existing investments, and one of these investments is a co-investment with Pathway.

On August 28, 2017, our Board of Directors declared a series of distributions for the months of September through November 2017 reflected in the following table. Stockholders of record as of each respective record date will be entitled to receive the distribution.

Record Date	Payment Date	Total Amount per Share(a)
September 1, 8, 15, 22 and 29, 20179(b)	October 2, 2017	$0.19863
October 6, 13, 20 and 27, 2017	October 30, 2017	0.08780
November 3, 10, 17 and 24, 2017	November 27, 2017	0.08780

(a)Total amount per share represents the total distribution rate for the record dates indicated.
(b)Includes bonus dividends

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Stira Alcentra Global Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Stira Alcentra Global Credit Fund (the “Fund”), including the schedule of investments, as of December 31, 2018, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and the period from August 8, 2017 (commencement of operations) through December 31, 2017, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2018, the results of its operations and cash flows for the year then ended and the changes in its net assets and its financial highlights for the year then ended and for the period from August 8, 2017 (commencement of operations) through December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of

December 31, 2018, by correspondence with the custodians and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the auditor of the Fund since 2017.

New York, NY
March 1, 2019

Stira Alcentra Global Credit Fund
Schedule of Investments
As of December 31, 2018

Description	Spread Above Index	Base Rate Floor (%)	Interest Rate (%)	Maturity Date	Principal Amount	Cost(1) ($)	Fair Value ($)	% of Net Assets
Investments in Non-Controlled, Non-Affiliated Portfolio Companies — 81.25%
Corporate Bonds — 20.42%
Communications — 3.07%
Cincinnati Bell, Inc. (2)(3)			7.000	7/15/2024	$150,000	$151,725	$123,750	0.36%
Radiate Holdco LLC/Radiate Finance, Inc. (2)(3)			6.625	2/15/2025	500,000	478,182	432,500	1.26%
Altice Finco S.A. (2)(3)			7.625	2/15/2025	225,000	236,097	186,750	0.55%
Sprint Corp.			7.250	9/15/2021	300,000	314,696	307,050	0.90%
Total Communications						1,180,700	1,050,050	3.07%
Consumer Staples — 0.22%
Kronos Acquisition Holdings, Inc. (2)(3)			9.000	8/15/2023	100,000	100,407	76,750	0.22%
Total Consumer Staples						100,407	76,750	0.22%
Energy — 3.90%
Enviva Partners L.P./Enviva Partners Finance Corp. (3)			8.500	11/1/2021	415,000	432,385	425,375	1.24%
Unit Corp. (3)			6.625	5/15/2021	245,000	245,037	222,950	0.65%
Genesis Energy L.P./Genesis Energy Finance Corp. (3)			6.500	10/1/2025	300,000	304,001	264,000	0.77%
Sanchez Energy Corp. (3)			6.125	1/15/2023	130,000	113,765	23,400	0.07%
SemGroup Corp. (3)			6.375	3/15/2025	200,000	195,009	184,500	0.54%
Whiting Petroleum Corp. (3)			6.625	1/15/2026	250,000	259,334	214,375	0.63%
Total Energy						1,549,531	1,334,600	3.90%
Financials — 0.92%
AssuredPartners, Inc. (2)(3)			7.000	8/15/2025	350,000	349,981	315,448	0.92%
Total Financials						349,981	315,448	0.92%
Health Care — 3.83%
Tenet Healthcare Corp.			6.750	6/15/2023	500,000	498,274	455,938	1.33%
Valeant Pharmaceuticals International, Inc. (2)(3)			5.875	5/15/2023	325,000	302,109	300,625	0.88%
NVA Holdings, Inc. (2)(3)			6.875	4/1/2026	315,000	315,000	281,925	0.82%
Polaris Intermediate Corp. (2)(3)			8.500	12/1/2022	300,000	309,929	273,636	0.80%
Total Health Care						1,425,312	1,312,124	3.83%
Industrials — 2.43%
Bombardier, Inc. (2)(3)			7.500	3/15/2025	350,000	363,874	329,875	0.96%
Brand Energy & Infrastructure Services, Inc. (2)(3)			8.500	7/15/2025	250,000	261,881	213,125	0.62%
Covanta Holding Corp. (3)			5.875	7/1/2025	225,000	223,106	207,000	0.61%
Hillman Group, Inc. (The) (2)(3)			6.375	7/15/2022	100,000	98,495	81,000	0.24%
Total Industrials						947,356	831,000	2.43%
Materials — 5.21%
Consolidated Energy Finance S.A. (2)(3)			6.875	6/15/2025	300,000	309,634	285,663	0.83%
CVR Partners L.P./CVR Nitrogen
Finance Corp. (2)(3)			9.250	6/15/2023	300,000	314,220	312,000	0.91%
First Quantum Minerals Ltd. (2)(3)			7.250	4/1/2023	400,000	395,619	352,000	1.03%
ARD Finance S.A. (3)			7.125	9/15/2023	500,000	515,956	448,750	1.31%
BWAY Holding Co. (2)(3)			7.250	4/15/2025	275,000	280,830	246,812	0.72%
Platform Specialty Products Corp. (2)(3)			5.875	12/1/2025	150,000	151,335	140,250	0.41%
Total Materials						1,967,594	1,785,475	5.21%
See notes to financial statements

Stira Alcentra Global Credit Fund
Schedule of Investments
As of December 31, 2018

Description	Spread Above Index	Base Rate Floor (%)	Interest Rate (%)	Maturity Date	Principal Amount	Cost(1) ($)	Fair Value ($)	% of Net Assets
Technology — 0.84%
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden U.S. Holdings (2)(3)			10.000	11/30/2024	$275,000	$306,282	$288,063	0.84%
Total Technology						306,282	288,063	0.84%
Total Corporate Bonds						7,827,163	6,993,510	20.42%
Senior Secured - First Lien — 43.39%(4)(5)
Communications — 3.67%
ABG Intermediate Holdings 2, LLC	1M LIBOR + 3.500% Cash	2.349	5.849	9/26/2024	198,625	198,625	189,687	0.55%
Meredith Corp.	1M LIBOR + 2.750% Cash	2.345	5.095	1/31/2025	242,370	243,641	236,075	0.69%
Red Ventures, LLC	3M LIBOR + 3.000% Cash	2.387	5.387	11/8/2024	535,194	535,596	511,111	1.49%
West Corp.	1M LIBOR + 4.000% Cash	2.345	6.345	10/10/2024	247,500	247,500	228,011	0.67%
West Corp.	1M LIBOR + 3.500% Cash	2.345	5.845	10/10/2024	99,500	99,387	91,249	0.27%
Total Communications						1,324,749	1,256,133	3.67%
Consumer Discretionary — 7.43%
Constellis Holdings, LLC	3M LIBOR + 5.000% Cash	2.386	7.386	4/21/2024	247,487	250,203	237,588	0.69%
Employbridge, LLC	3M LIBOR + 4.500% Cash	2.445	6.945	4/18/2025	280,681	284,292	276,002	0.81%
Innovative Xcessories & Services, LLC	1M LIBOR + 4.750% Cash	2.510	7.260	11/29/2022	241,655	244,413	235,614	0.69%
Pre-Paid Legal Services, Inc.	1M LIBOR + 3.000% Cash	2.345	5.345	5/1/2025	228,871	229,965	224,580	0.66%
SRS Distribution, Inc.	1M LIBOR + 3.250% Cash	2.345	5.595	5/23/2025	249,375	248,752	233,361	0.68%
Staples, Inc.	3M LIBOR + 4.000% Cash	2.541	6.541	9/12/2024	247,500	234,225	237,859	0.69%
Stars Group Holdings B.V. (The)	3M LIBOR + 3.500% Cash	2.386	5.886	7/10/2025	696,500	701,265	675,170	1.97%
Weight Watchers International, Inc.	3M LIBOR + 4.750% Cash	2.400	7.150	11/29/2024	429,905	436,461	426,143	1.24%
Total Consumer Discretionary						2,629,576	2,546,317	7.43%
Consumer Staples — 5.68%
Albertsons, LLC	3M LIBOR + 3.000% Cash	2.822	5.822	12/21/2022	395,734	390,097	381,058	1.11%
Manna Pro Products, LLC (6)	1M LIBOR + 6.000% Cash	2.349	8.349	12/8/2023	263,187	263,187	263,187	0.77%
Manna Pro Products, LLC	1M LIBOR + 6.000% Cash	2.455	8.455	12/8/2023	1,302,774	1,295,634	1,302,774	3.80%
Total Consumer Staples						1,948,918	1,947,019	5.68%
See notes to financial statements

Stira Alcentra Global Credit Fund
Schedule of Investments
As of December 31, 2018

Description	Spread Above Index	Base Rate Floor (%)	Interest Rate (%)	Maturity Date	Principal Amount	Cost(1) ($)	Fair Value ($)	% of Net Assets
Financials — 2.50%
Hub International Ltd.	2M LIBOR + 2.750% Cash	2.356	5.106	4/25/2025	$298,500	$297,815	$282,690	0.83%
Mayfield Agency Borrower, Inc.	1M LIBOR + 4.000% Cash	2.345	6.345	2/28/2025	219,895	220,503	214,947	0.62%
USI, Inc.	3M LIBOR + 3.000% Cash	2.386	5.386	5/16/2024	379,171	381,050	358,791	1.05%
Total Financials						899,368	856,428	2.50%
Health Care — 4.89%
Air Methods Corp.	3M LIBOR + 3.500% Cash	2.386	5.886	4/21/2024	300,000	301,507	239,356	0.70%
CVS Holdings I L.P.	1M LIBOR + 2.750% Cash	2.350	5.100	2/6/2025	347,375	346,750	331,201	0.97%
Pearl Intermediate Parent, LLC	1M LIBOR + 2.750% Cash	2.504	5.254	2/14/2025	67,490	67,338	64,200	0.19%
Pearl Intermediate Parent, LLC (6)	1M LIBOR + 2.750% Cash	2.522	5.272	2/14/2025	19,948	19,903	18,975	0.06%
PharMerica Corp.	1M LIBOR + 3.500% Cash	2.455	5.955	12/6/2024	347,997	350,508	333,498	0.97%
PharMerica Corp.	1M LIBOR + 7.750% Cash	2.455	10.205	12/5/2025	200,000	203,537	191,000	0.56%
Team Health Holdings, Inc.	1M LIBOR + 2.750% Cash	2.345	5.095	2/6/2024	396,345	388,783	356,215	1.04%
Valeant Pharmaceuticals International, Inc.	1M LIBOR + 3.000% Cash	2.379	5.379	6/2/2025	144,375	146,066	138,300	0.40%
Total Health Care						1,824,392	1,672,745	4.89%
Industrials — 6.40%
ATS Consolidated, Inc.	1M LIBOR + 3.750% Cash	2.345	6.095	2/28/2025	357,549	358,565	349,504	1.02%
EnergySolutions, LLC	3M LIBOR + 3.750% Cash	2.386	6.136	5/9/2025	248,750	247,591	231,338	0.68%
Filtration Group Corp.	1M LIBOR + 3.000% Cash	2.345	5.345	3/29/2025	289,714	291,090	280,298	0.82%
Loparex Holding B.V.	3M LIBOR + 4.250% Cash	2.386	6.636	4/11/2025	497,500	500,863	490,037	1.43%
NCI Building Systems, Inc.	3M LIBOR + 3.750% Cash	2.425	6.175	4/12/2025	347,377	347,579	317,850	0.93%
Pike Corp.	1M LIBOR + 3.500% Cash	2.350	5.850	3/23/2025	238,158	239,666	233,842	0.68%
Titan Acquisition Ltd.	1M LIBOR + 3.000% Cash	2.345	5.345	3/28/2025	312,638	312,440	287,627	0.84%
Total Industrials						2,297,794	2,190,496	6.40%

See notes to financial statements

Stira Alcentra Global Credit Fund
Schedule of Investments
As of December 31, 2018

Description	Spread Above Index	Base Rate Floor (%)	Interest Rate (%)	Maturity Date	Principal Amount	Cost(1) ($)	Fair Value ($)	% of Net Assets
Materials — 4.73%
AgroFresh, Inc.	1M LIBOR + 4.750% Cash	2.345	7.095	7/31/2021	246,803	247,024	243,564	0.71%
Albea Beauty Holdings S.A.	6M LIBOR + 3.000% Cash	2.887	5.887	4/22/2024	334,473	335,483	316,704	0.92%
BWAY Holding Company	3M LIBOR + 3.250% Cash	2.408	5.658	4/3/2024	447,727	446,501	422,542	1.23%
Covia Holdings Corp.	3M LIBOR + 3.750% Cash	2.386	6.136	6/1/2025	298,500	299,449	217,905	0.64%
Cyanco Intermediate Corp.	1M LIBOR + 3.500% Cash	2.349	5.849	3/16/2025	186,590	187,272	180,759	0.53%
OCI Beaumont, LLC	3M LIBOR + 4.000% Cash	2.386	6.386	2/14/2025	243,163	244,775	239,059	0.70%
Total Materials						1,760,504	1,620,533	4.73%
Technology — 7.11%
Bright Bidco B.V.	1M LIBOR + 3.500% Cash	2.345	5.845	6/30/2024	$246,881	$248,761	$209,386	0.61%
Capri Finance, LLC USD	3M LIBOR + 3.250% Cash	2.527	5.777	11/1/2024	297,750	298,433	283,607	0.83%
Everi Payments, Inc.	1M LIBOR + 3.000% Cash	2.345	5.345	5/9/2024	545,220	549,432	530,500	1.55%
Harland Clarke Holdings Corp.	3M LIBOR + 4.750% Cash	2.386	7.136	11/3/2023	202,325	204,066	184,191	0.54%
McAfee, LLC	1M LIBOR + 3.750% Cash	2.349	6.099	9/30/2024	342,865	346,602	334,722	0.97%
Mitchell International, Inc.	1M LIBOR + 3.250% Cash	2.345	5.595	11/29/2024	49,625	49,409	47,950	0.14%
Quest Software U.S. Holdings, Inc.	3M LIBOR + 4.250% Cash	2.527	6.777	5/16/2025	590,000	589,221	572,300	1.67%
Riverbed Technology, Inc.	1M LIBOR + 3.250% Cash	2.350	5.600	4/24/2022	289,259	288,943	273,607	0.80%
Total Technology						2,574,867	2,436,263	7.11%
Utilities — 0.98%
Helix Gen Funding, LLC	1M LIBOR + 3.750% Cash	2.345	6.095	6/2/2024	358,278	353,352	336,296	0.98%
Total Utilities						353,352	336,296	0.98%
Total Senior Secured - First Lien						15,613,520	14,862,230	43.39%

See notes to financial statements

Stira Alcentra Global Credit Fund
Schedule of Investments
As of December 31, 2018

Description	Spread Above Index	Base Rate Floor (%)	Interest Rate (%)	Maturity Date	Principal Amount	Cost(1) ($)	Fair Value ($)	% of Net Assets
Senior Secured - Second Lien — 17.44%(4)(5)
Energy — 0.44%
Granite Acquisition, Inc.	3M LIBOR + 7.250% Cash	2.386	9.636	12/19/2022	152,597	154,102	149,469	0.44%
Total Energy						154,102	149,469	0.44%
Financials — 3.98%
Asurion, LLC	1M LIBOR + 6.500% Cash	2.345	8.845	8/4/2025	940,000	959,774	932,367	2.72%
Capital Automotive L.P.	1M LIBOR + 6.000% Cash	2.350	8.350	3/24/2025	285,051	291,956	282,380	0.83%
Mayfield Agency Borrower, Inc.	1M LIBOR + 8.500% Cash	2.345	10.845	3/2/2026	150,000	151,016	148,500	0.43%
Total Financials						1,402,746	1,363,247	3.98%
Health Care — 12.64%
Pearl Intermediate Parent, LLC	1M LIBOR + 6.250% Cash	2.504	8.754	2/13/2026	251,000	253,733	248,490	0.73%
VVC Holding Corp.	3M LIBOR + 8.125% Cash	2.436	10.561	7/9/2026	4,000,000	3,961,650	4,080,000	11.91%
Total Health Care						4,215,383	4,328,490	12.64%

Technology — 0.38%
Mitchell International, Inc.	1M LIBOR + 7.250% Cash	2.345	9.595	12/1/2025	$133,333	$132,727	$130,084	0.38%
Total Technology						132,727	130,084	0.38%
Total Senior Secured - Second Lien						5,904,958	5,971,290	17.44%
Total Investments in Non-Controlled, Non-Affiliated Portfolio Companies						29,345,641	27,827,030	81.25%
Total Investments						29,345,641	27,827,030	81.25%
Unfunded Loan Commitments						(107,388)	(107,388)	(0.31)%
Net Investments						29,238,253	27,719,642	80.93%
Assets In Excess Of Other Liabilities							6,529,674	19.07%
Net Assets							$34,249,316	100.00%

(1)	The cost of debt securities is adjusted for accretion of discount/amortization of premium and interest paid-in-kind on such securities.

(2)
Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by Alcentra NY, LLC., the investment sub-adviser, and may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Total market value of Rule 144A securities amounted to $4,240,172, which represents approximately 12.42% of the Fund’s net assets as of December 31, 2018.

(3)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(4)
The principal balance outstanding for all floating rate loans is indexed to the London Inter-Bank Offered Rate (“LIBOR”) or an alternate base rate (e.g., prime rate), which typically resets semi-annually, quarterly, or monthly at the borrower’s option. The borrower may also elect to have multiple interest reset periods for each loan. For each of these loans, the Fund has provided the applicable margin over LIBOR based on each respective credit agreement.

(5)	Variable rate security. Interest rate disclosed is that which was in effect on December 31, 2018.

(6)
Unfunded or partially unfunded loan commitments. The Fund may enter into certain credit agreements for which all or a portion may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion.

See notes to financial statements

Stira Alcentra Global Credit Fund

Statement of Assets and Liabilities

As of December 31, 2018
Assets
Portfolio investments, at fair value
Non-controlled, non-affiliated investments, at fair value (cost of $29,238,253)(1)	$27,719,642
Total of portfolio investments, at fair value (cost $29,238,253)	27,719,642
Cash and cash equivalents	6,047,476
Receivable for expense support due from Adviser	550,410
Receivable for expense reimbursement from third-party	107,867
Dividends and interest receivable	281,726
Deferred offering costs	112,558
Receivable for investments sold	3,323
Prepaid expenses and other assets	21,730
Total Assets	$34,844,732

Liabilities
Professional fees payable	358,295
Trustees’ fees payable	179,750
Accounting and administration fees payable	33,000
Transfer agent fees payable	4,116
Other accrued expenses and liabilities	20,255
Total Liabilities	$595,416
Commitments and contingencies (Note 3)

Net Assets
Paid-in capital	35,855,466
Accumulated deficit	(1,606,150)
Total Net Assets	34,249,316
Total Liabilities and Net Assets	$34,844,732

Net Assets:
Class A	8,037,075
Class C	4,083,974
Class D	545,041
Class I	5,490,036
Class T	16,093,190
Total Net Assets	$34,249,316

Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	929,792
Class C	473,131
Class D	63,049
Class I	635,553
Class T	1,861,796

Net asset value per share:
Class A	$8.64
Class C	8.63
Class D	8.64
Class I	8.64
Class T	8.63
(1) Net of unfunded loan commitments of $107,388.
See notes to financial statements

Stira Alcentra Global Credit Fund

Statement of Operations

For the year ended December 31, 2018
Investment Income:
From non-controlled, non-affiliated investments:
Interest income from portfolio investments	$1,495,889
Other income from portfolio investments	37,351
Total investment income	$1,533,240

Expenses:
Management fees	458,770
Professional fees	472,047
Administration and custodian fees	352,919
Trustees’ fees and expenses	319,153
Administrative services expenses	235,305
Amortization of offering costs	174,267
Compliance fees	52,116
Insurance expense	33,957
Printing and mailing expense	24,433
Distribution and servicing fees - Class C	21,191
Distribution and servicing fees - Class I	14,781
Distribution and servicing fees - Class T	59,640
Transfer agent fees	32,372
Other expenses	52,194
Total expenses	$2,303,145
Expense reimbursements	(2,120,795)
Net expenses	182,350
Net investment income	$1,350,890

Realized Gain (Loss) and Net Change in Unrealized Appreciation (Depreciation) From Portfolio Investments
Net realized gain (loss) on:
Non-controlled, non-affiliated investments	$(87,539)
Net change in unrealized appreciation (depreciation) on:
Non-controlled, non-affiliated investments	(1,483,310)
Net realized gain (loss) and net change in unrealized appreciation (depreciation) from
portfolio investments	(1,570,849)
Net Decrease in Net Assets Resulting from Operations	$(219,959)

See notes to financial statements

Stira Alcentra Global Credit Fund

Statements of Changes in Net Assets

	For the year ended December 31, 2018	For the period from August 8, 2017 (commencement of operations) to December 31, 2017
Increase (decrease) in net assets resulting from operations
Net investment income	$1,350,890	$143,405
Net realized gain (loss) on investments	(87,539)	50,009
Net change in unrealized appreciation (depreciation) on investments	(1,483,310)	(35,301)
Net increase (decrease) in net assets resulting from operations	(219,959)	158,113

Capital transactions
Issuance of common stock:
Class A(1)	7,931,166	935,344
Class C	4,263,820	—
Class D(1)	578,194	—
Class I(1)	5,453,020	275,000
Class T	8,764,243	8,329,179
Total issuance of common stock	26,990,443	9,539,523

Commissions and fees on shares sold:
Class A	(617,668)	(70,328)
Class D	(11,564)	—
Class T	(393,752)	(68,381)
Total commissions and fees on shares sold	(1,022,984)	(138,709)

Reinvestment of distributions:
Class A	79,583	1,217
Class C	25,061	—
Class D	4,371	—
Class I	52,529	137
Class T	301,615	76,930
Total reinvestment of distributions	463,159	78,284

Net increase in net assets resulting from capital transactions	26,430,618	9,479,098

Distributions to shareholders from:
Distributable earnings:
Class A	(339,376)	(9,907)	(a)
Class C	(98,695)	—
Class D	(16,964)	—
Class I	(191,472)	(137)	(a)
Class T	(793,494)	(143,732)	(a)
Return of capital:
Class A	(45,341)	—
Class C	(17,901)	—
Class D	(2,360)	—
Class I	(27,750)	—
Class T	(111,425)	—

Total distributions to shareholders	(1,644,778)	(153,776)

Total increase in net assets	24,565,881	9,483,435

Net assets at beginning of year(b)	9,683,435	200,000
Net assets at end of year	$34,249,316	$9,683,435

See notes to financial statements

Stira Alcentra Global Credit Fund

Statements of Changes in Net Assets

(1)	The Fund began offering and selling Classes A, D and I shares on November 7, 2017.

(a)
Prior year information has been revised to conform to current year presentation. Distributions to shareholders for the Fund consisted solely of net investment income for the period ended December 31, 2017.

(b)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed net investment income was $0 as of December 31, 2017.

Capital shares transactions
Issuance of common stock:
Class A	804,771	94,372
Class C	470,364	—
Class D	62,566	—
Class I	599,761	29,983
Class T	920,219	899,982
Total issuance of common stock	2,857,681	1,024,337

Reinvestment of distributions:
Class A	8,777	133
Class C	2,767	—
Class D	483	—
Class I	5,794	15
Class T	33,213	8,382
Total reinvestment of distributions	51,034	8,530

Net increase in shares resulting from capital transactions	2,908,715	1,032,867

See notes to financial statements

Stira Alcentra Global Credit Fund

Statement of Cash Flows

For the year ended December 31, 2018
Cash Flows from Operating Activities
Net decrease in net assets resulting from operations	$(219,959)

Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by (used in) operating activities:
Net realized loss from portfolio investments	87,539

Net change in unrealized (appreciation) depreciation of portfolio investments	1,483,310
Amortization of premium on debt securities	8,563
Purchases of portfolio investments	(27,478,762)
Net proceeds from sales/return of capital of portfolio investments	7,081,656
Amortization of deferred offering costs	174,267
(Increase) decrease in operating assets:
Dividends and interest receivable	(196,640)
Receivable for investments sold	(2,682)
Receivable for expense support due from Adviser	(126,796)
Receivable for expense reimbursement from third-party	(107,867)
Prepaid expenses and other assets	(21,731)
Increase (decrease) in operating liabilities:
Payable for investments purchased	(1,838,001)
Trustees’ fees payable	94,000
Professional fees payable	179,245
Transfer agent fee payable	3,316
Accounting and administration fees payable	(81,553)
Other accrued expenses and liabilities	(1,245)
Net cash used in operating activities	(20,963,340)

Cash Flows from Financing Activities
Issuance of common stock	27,719,318
Payment of commissions on sale of common stock and related dealer manager fee	(1,022,984)
Payment of deferred offering costs	(269,904)
Distributions paid to shareholders	(1,193,705)
Net cash provided by financing activities	25,232,725
Increase in cash	4,269,385
Cash at beginning of year	1,778,091
Cash and Cash Equivalents at end of year	$6,047,476

Supplemental and non-cash financing activities:
Distributions paid to common shareholders through common share issuances pursuant to the distribution reinvestment plan	$463,159
Increase in distribution and shareholder servicing fees payable	12,444

See notes to financial statements

Stira Alcentra Global Credit Fund

Financial Highlights

	For the year ended December 31, 2018	For the period from August 8, 2017 (commencement of operations) to December 31, 2017
Class A Shares
Per share data(1)
Net asset value, beginning of period	$9.18	$9.15

Net investment income	0.52	0.23
Net realized and unrealized gains (losses)	(0.42)	0.04

Net increase in net assets resulting from operations	0.10	0.27

Distributions to shareholders:(2)
From net investment income	(0.57)	(0.24)
From return of capital	(0.07)	—
Total dividend distributions declared	(0.64)	(0.24)

Net asset value, end of year	$8.64	$9.18
Market value per share, end of year	$9.37	$9.98

Total return based on net asset value(3)(4)	0.87%	1.16%
Total return based on market value(3)(4)	0.28%	1.15%

Shares outstanding at end of year	929,792	116,244

Ratio/Supplemental Data:
Net assets, at end of year	$8,037,075	$1,067,355
Ratio of total expenses before waiver to average net assets(5)	8.93%	111.84%
Ratio of net expenses to average net assets(5)	0.46%	—
Ratio of net investment income (loss) before waiver to average net assets(5)	(2.68)%	(94.67)%
Ratio of net investment income (loss) after waiver to average net assets(5)	5.79%	17.17%
Portfolio turnover rate(3)	25.00%	0.04%

(1)	The per share data was derived by using the average shares outstanding during the period.

(2)	The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the entire period.

(3)	Not Annualized.

(4)
Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan.

(5)	Annualized.

See notes to financial statements

Stira Alcentra Global Credit Fund

Financial Highlights

For the period from February 5, 2018 (commencement of operations) to December 31, 2018
Class C Shares
Per share data(1)
Net asset value, beginning of period	$9.12

Net investment income	0.31
Net realized and unrealized gains (losses)	(0.34)

Net decrease in net assets resulting from operations	(0.03)

Distributions to shareholders:(2)
From net investment income	(0.39)
From return of capital	(0.07)
Total dividend distributions declared	(0.46)

Net asset value, end of year	$8.63
Market value per share, end of period	$8.63

Total return based on net asset value(3)(4)	(0.57)%
Total return based on market value(3)(4)	(0.57)%

Shares outstanding at end of period	473,131

Ratio/Supplemental Data:
Net assets, at end of period	$4,083,974
Ratio of total expenses before waiver to average net assets(5)	9.72%
Ratio of net expenses to average net assets(5)	2.65%
Ratio of net investment income (loss) before waiver to average net assets(5)	(3.22)%
Ratio of net investment income (loss) after waiver to average net assets(5)	3.85%
Portfolio turnover rate(3)	25.00%

(1)	The per share data was derived by using the average shares outstanding during the period.

(2)	The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the entire period.

(3)	Not Annualized.

(4)
Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan.

(5)	Annualized.

See notes to financial statements

Stira Alcentra Global Credit Fund

Financial Highlights

For the year ended December 31, 2018
Class D Shares
Per share data(1)
Net asset value, beginning of year	$9.07

Net investment income	0.46
Net realized and unrealized gains (losses)	(0.25)

Net increase in net assets resulting from operations	0.21

Distributions to shareholders:(2)
From net investment income	(0.57)
From return of capital	(0.07)
Total dividend distributions declared	(0.64)

Net asset value, end of year	$8.64
Market value per share, end of year	$8.80

Total return based on net asset value(3)(4)	0.87%
Total return based on market value(3)(4)	0.74%

Shares outstanding at end of year	63,049

Ratio/Supplemental Data:
Net assets, at end of year	$545,041
Ratio of total expenses before waiver to average net assets(5)	8.22%
Ratio of net expenses to average net assets(5)	1.17%
Ratio of net investment income (loss) before waiver to average net assets(5)	(1.87)%
Ratio of net investment income (loss) after waiver to average net assets(5)	5.17%
Portfolio turnover rate(3)	25.00%

(1)	The per share data was derived by using the average shares outstanding during the year.

(2)	The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the entire year.

(3)	Not Annualized.

(4)
Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan.

(5)	Annualized.

See notes to financial statements

Stira Alcentra Global Credit Fund

Financial Highlights

	For the year ended December 31, 2018	For the period from November 7, 2017 (commencement of operations) to December 31, 2017
Class I Shares
Per share data(1)
Net asset value, beginning of period	$9.18	$9.15

Net investment income	0.45	0.04
Net realized and unrealized gains (losses)	(0.39)	0.04

Net increase in net assets resulting from operations	0.06	0.08

Distributions to shareholders:(2)
From net investment income	(0.53)	(0.05)
From return of capital	(0.07)	—
Total dividend distributions declared	(0.60)	(0.05)

Net asset value, end of year	$8.64	$9.18
Market value per share, end of year	$8.64	$9.18

Total return based on net asset value(3)(4)	0.41%	0.83%
Total return based on market value(3)(4)	0.41%	0.83%

Shares outstanding at end of year	635,553	29,998

Ratio/Supplemental Data:
Net assets, at end of year	$5,490,036	$275,443
Ratio of total expenses before waiver to average net assets(5)	9.44%	15.93%
Ratio of net expenses to average net assets	1.26%	—
Ratio of net investment income (loss) before waiver to average net assets(5)	(3.15)%	(12.67)%
Ratio of net investment income (loss) after waiver to average net assets(5)	5.03%	3.26%
Portfolio turnover rate(3)	25.00%	0.04%

(1)	The per share data was derived by using the average shares outstanding during the period.

(2)	The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the entire period.

(3)	Not Annualized.

(4)
Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan.

(5)	Annualized.

See notes to financial statements

Stira Alcentra Global Credit Fund

Financial Highlights

	For the year ended December 31, 2018	For the period from August 8, 2017 (commencement of operations) to December 31, 2017
Class T Shares
Per share data(1)
Net asset value, beginning of period	$9.18	$9.20

Net investment income	0.52	0.22
Net realized and unrealized gains (losses)	0.13	(0.04)

Net increase in net assets resulting from operations	0.65	0.18

Distributions to shareholders:(2)
From net investment income	(1.13)	(0.20)
From return of capital	(0.07)	—
Total dividend distributions declared	(1.20)	(0.20)

Net asset value, end of year	$8.63	$9.18
Market value per share, end of year	$9.07	$9.66

Total return based on net asset value(4)(3)(5)	(0.05)%	2.24%
Total return based on market value(3)(4)(5)	(0.37)%	2.24%

Shares outstanding at end of year	1,861,796	908,364

Ratio/Supplemental Data:
Net assets, at end of year	$16,093,190	$8,340,637
Ratio of total expenses before waiver to average net assets(6)	9.40%	23.35%
Ratio of net expenses to average net assets	0.44%	—
Ratio of net investment income (loss) before waiver to average net assets(6)	(3.25)%	(19.62)%
Ratio of net investment income (loss) after waiver to average net assets(6)	5.71%	3.73%
Portfolio turnover rate(3)	25.00%	0.04%

(1)	The per share data was derived by using the average shares outstanding during the period.

(2)	The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the entire period.

(3)	Not Annualized.

(4)
Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan.

(5)	Total return reflects a one-time payment from affiliate. If such payment was not included, the returns would have been 1.33% for the period from August 8, 2017 to December 31, 2017.

(6)	Annualized.

See notes to financial statements

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 2018

Note 1. Principal Business and Organization

Stira Alcentra Global Credit Fund (the “Fund”) was formed as a Delaware statutory trust on October 24, 2016, and is an externally managed, non-diversified closed-end management investment company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund has elected to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a regulated investment company (“RIC”), under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund’s investment adviser is Stira Investment Adviser, LLC (the “Adviser”), a registered investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser oversees the management of the Fund’s activities. The Adviser has engaged Alcentra NY, LLC (the “Sub-Adviser”), a registered investment adviser with the SEC under the Advisers Act, to act as the Fund’s investment sub-adviser. The Sub-Adviser is the U.S. subsidiary of Alcentra Group, a wholly-owned subsidiary of BNY Mellon, and is responsible for identifying investment opportunities, making investment decisions for the Fund and executing on its trading strategies, subject to oversight by the Adviser. The Fund’s administrator is State Street Bank and Trust Company (“State Street”). State Street provides various accounting and administrative services, including preparing preliminary financial information for review by the Adviser, preparing and monitoring expense budgets, maintaining accounting books and records, processing trade information for the Fund and performing certain portfolio compliance testing.

On May 8, 2017, the Fund commenced its continuous public offering pursuant to a registration statement on Form N-2 to offer a minimum of $3,000,000 (the “Minimum Offering Requirement”) and up to $3,000,000,000 in five classes of shares of beneficial interest of the Fund (the “Shares”): Class A, Class T, Class D, Class I and Class C Shares (the “Offering”). Shares were initially offered at $10.00 per Class A Share, $9.68 per Class T Share, $9.39 per Class D Share, $9.20 per Class I Share and $9.18 per Class C Share (with discounts available for certain categories of purchasers). Prior to satisfying the Minimum Offering Requirement, subscriptions were held in an escrow account with UMB Bank, N.A. On August 8, 2017, the Fund raised the Minimum Offering Requirement and the offering proceeds held in escrow were released to the Fund. Subsequent to satisfying the Minimum Offering Requirement, Shares are offered through Stira Capital Markets Group, LLC (formerly Steadfast Capital Markets Group, LLC) (the “Dealer Manager”) at an offering price equal to the Fund’s then current net asset value (“NAV”) per Share, plus selling commissions and dealer manager fees, if applicable. Upon satisfying the Minimum Offering Requirement, the Fund only offered and sold Class T Shares. On November 7, 2017, the Fund received exemptive relief from the SEC to offer multiple share classes. Following the receipt of such exemptive relief, the Fund began offering and selling Class A, Class D and Class I Shares. On February 5, 2018, the Fund registered and began offering and selling Class C Shares.

On September 17, 2018, the Fund suspended the Offering and its distribution reinvestment plan (“DRP”) and began exploring strategic alternatives. On December 21, 2018, the Fund entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Priority Income Fund, Inc. (“Priority”), a Maryland corporation, whereby the Fund will merge with and into Priority, with Priority being the surviving entity (the “Merger”). The Merger and the Merger Agreement have each been approved by the Fund’s board of trustees (the “Board”) and the board of directors of Priority. During the year ended December 31, 2018, the Fund incurred $207,867 of merger-related costs, of which Priority reimbursed $100,000 and $107,867 remains reimbursable by Priority as of December 31, 2018.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements of the Fund have been prepared on the accrual basis of accounting in accordance with U.S. generally accepted accounting principles (“GAAP”) and pursuant to the requirements for reporting in the Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. In the opinion of management, the financial results included herein contain all adjustments and reclassifications considered necessary for the fair presentation of financial

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 2018

statements for the periods included herein. The accounting records of the Fund are maintained in United States dollars, the functional currency of the Fund.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements. Actual results could differ from those estimates and such differences could be material.

Cash

The Fund deposits its cash in a financial institution which, at times, may be in excess of the Federal Deposit Insurance Corporation insurance limits. Cash at December 31, 2018 is on deposit at State Street Bank. There are no restrictions on cash.

Investments

Investment security transactions are accounted for on a trade date basis. Cost of portfolio investments represents the actual purchase price of the securities acquired including capitalized legal, brokerage and other fees as well as the value of interest and dividends received in-kind and the accretion of original issue discounts. Fees may be charged to the issuer by the Fund in connection with the origination of a debt security financing. Such fees are reflected as a discount to the cost of the portfolio security and the discount is accreted into income over the life of the related debt security.

Portfolio Investment Classification

The Fund classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in which the Company owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation. Under the 1940 Act, “Affiliate Investments” are defined as investments in which the Fund owns between 5% and 25% of the voting securities and does not have rights to maintain greater than 50% of the board representation. “Non-controlled, non-affiliate investments” are defined as investments that are neither Control Investments nor Affiliate Investments.

Valuation of Portfolio Investments

Portfolio investments are carried at fair value as determined by the Board. The methodologies used in determining these valuations include the following:

Debt

The yield to maturity analysis is used to estimate the fair value of debt, including the unitranche facilities, which are a combination of senior and subordinated debt in one debt instrument. The calculation of yield to maturity takes into account the current market price, par value, coupon interest rate and time to maturity.

Valuation techniques are applied consistently from period to period, except when circumstances warrant a change to a different valuation technique that will provide a better estimate of fair value.

Organizational Expenses

When recognized, organizational expenses, including reimbursement payments to the Adviser, are expensed on the Fund’s Statement of Operations. These expenses consist principally of legal and accounting fees incurred in

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 2018

connection with the organization of the Fund and are expensed as incurred, subject to recoupment as described in Note 7.

Offering Costs

Offering costs incurred prior to the satisfaction of the Minimum Offering Requirement were deferred. Upon satisfaction of the Minimum Offering Requirement and thereafter, offering costs, including any deferred offering costs, are capitalized on the Fund’s Statement of Assets and Liabilities, subject to the 1.0% limitation described in Note 7, and will be amortized over 12 months on a straight-line basis and are subject to recoupment as described in Note 7. These costs include, among other things, legal, accounting, printing and other expenses pertaining to the Offering.

Net Asset Value per Share

Net asset value (“NAV”) per share is calculated using the number of shares outstanding as of the end of the period.

Investment Income and Investment Transactions

Investment income includes interest income and dividend income, net of any foreign withholding taxes. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on the ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on the trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Investment income is recorded net of any foreign withholding taxes. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

Foreign Currency Translations

The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

Income Taxes

The Fund has elected to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code, and to operate in a manner so as to qualify for the tax treatment applicable to RICs. To obtain and maintain qualification for taxation as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements. In addition, the Fund must distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally net ordinary taxable income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”). As a RIC, the Fund generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that are timely distributed to shareholders as dividends.

The Fund accounts for income taxes in conformity with ASC Topic 740, Income Taxes (“ASC 740”). ASC 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented, and disclosed in financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 2018

by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current period. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Fund’s Statement of Operations. There were no material uncertain income tax positions, interest, or penalties as of December 31, 2018.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Fund) and has concluded that no provision for income tax is required in the Fund’s financial statements.

Distributions

Distributions to the Fund’s shareholders are recorded as of the record date.

Note 3. Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. In addition, the Fund has agreed to indemnify its officers, trustees, employees, agents or any person who serves on behalf of the Fund from any loss, claim, damage, or liability which such person incurs by reason of his or her performance of activities of the Fund, provided they acted in good faith. The Fund expects the risk of loss related to its indemnifications to be remote.

The Fund’s investment portfolio may contain debt investments that are in the form of lines of credit and unfunded delayed draw commitments, which require the Fund to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of December 31, 2018, the Fund’s unfunded commitments under loan and financing agreements are presented below:

	December 31, 2018
	Total Commitment	Unfunded Commitment
Pearl Intermediate Parent, LLC	$19,948	$4,745
Manna Pro Products, LLC	263,187	102,643
	$283,135	$107,388

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 2018

Note 4. Investment Portfolio

As of December 31, 2018, the Fund had invested approximately $29.2 million in 77 portfolio companies. The weighted average yield of the investment portfolio based upon original cost, as of December 31, 2018, was 7.45% with an average duration of 1.04 years. The following tables illustrate the Fund’s investment portfolio as of December 31, 2018 by industry, geography, asset type, floating/fixed rate breakdown and investment structure:

		% of Total
Top 10 Holdings	% of Fair Value	Net Assets
VVC Holding Corp.	14.66%	11.91%
Manna Pro Products, LLC	4.68%	3.80%
Asurion, LLC	3.35%	2.72%
Stars Group Holdings B.V. (The)	2.43%	1.97%
Quest Software U.S. Holdings, Inc.	2.06%	1.67%
Everi Payments, Inc.	1.91%	1.55%
Red Ventures, LLC	1.84%	1.49%
Loparex Holding B.V.	1.76%	1.43%
Tenet Healthcare Corp.	1.64%	1.33%
ARD Finance S.A.	1.61%	1.31%
	35.94%	29.18%

		% of Total
Industry Concentration	% of Fair Value	Net Assets
Health Care	26.28%	21.35%
Materials	12.24%	9.94%
Industrials	10.86%	8.83%
Technology	10.26%	8.33%
Consumer Discretionary	9.15%	7.43%
Financials	9.11%	7.40%
Communications	8.29%	6.74%
Consumer Staples	7.27%	5.91%
Energy	5.33%	4.34%
Utilities	1.21%	0.98%
Assets in excess of other liabilities (net of unfunded loans commitments)	—	18.75%
	100.00%	100.00%

		% of Total
Asset Type	% of Fair Value	Net Assets
Senior Secured - First Lien	53.41%	43.39%
Corporate Bonds	25.13%	20.42%
Senior Secured - Second Lien	21.46%	17.44%
Assets in excess of other liabilities (net of unfunded loans commitments)	—	18.75%
	100.00%	100.00%

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 2018

		% of Total
Geographic Concentration	% of Fair Value	Net Assets
United States	85.03%	69.08%
Western Europe	11.44%	9.30%
Other	3.53%	2.87%
Assets in excess of other liabilities	—	18.75%
	100.00%	100.00%

		% of Total
Floating/ Fixed Rate Breakdown	% of Fair Value	Net Assets
Floating	74.87%	60.83%
Fixed	25.13%	20.42%
Assets in excess of other liabilities	—	18.75%
	100.00%	100.00%

		% of Total
Investment Structure	% of Fair Value	Net Assets
Originated	20.29%	16.49%
Proprietary	—	—
Syndicated	79.71%	64.76%
Assets in excess of other liabilities	—	18.75%
	100.00%	100.00%

Note 5. Fair Value of Financial Instruments

The Fund accounts for its investments in accordance with ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”), which defines fair value and establishes a framework for measuring fair value. ASC 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 also establishes a fair value hierarchy which prioritizes and ranks the level of market price observability used in measuring investments at fair value.

Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment, and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily-available actively quoted prices or for which fair value can be measured from actively-quoted prices in an orderly market will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories (from highest to lowest) based on inputs:

Level 1 — Quoted prices (unadjusted) are available in active markets for identical investments that the Fund has the ability to access as of the reporting date. The type of investments which would generally be included in Level 1 includes listed equity securities and listed derivatives. As required by ASC 820, the Fund, to the extent that it holds such investments, does not adjust the quoted price for these investments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Level 2 — Other significant observable inputs, including but not limited to, quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in non-active markets, including actionable bids from third parties for privately held assets or liabilities, and inputs other than quoted prices that are

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 2018

observable (either directly or indirectly) at the measurement date, such as yield curves and forward currency rates that are entered directly into valuation models to determine the value of derivatives or other assets or liabilities.

Level 3 — Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant judgment or estimation by the Fund. The types of investments which would generally be included in this category include debt and equity securities issued by private entities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input that is significant to the fair value measurement. The Fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

Level 1 and Level 2 Fair Value Investments - The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities - Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Board. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued using available market quotations as provided by a third party pricing vendor or broker. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). The Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, Assignments result in the Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.
When reliable market quotations are not considered to be readily available, which may be the case, for example, for restricted securities, certain debt securities, preferred stocks, or foreign stocks, the investments are valued at their fair value as determined by the Sub-Adviser under procedures established and periodically reviewed by the Board.

The Fund’s policy is to disclose transfers between Levels based on valuations at the end of the reporting period. The portfolio may hold securities which are periodically fair valued in accordance with the Fund’s Fair Value Procedures. This may result in movements between Level 1 and Level 2 throughout the year. For the year ended December 31, 2018, there were no transfers between Level 1, 2 or 3.

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 2018

The fair values of the fund’s investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of December 31, 2018 were as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds	$—	$6,993,510	$—	$6,993,510
Senior Secured Loans - First Lien	—	13,296,269	1,565,961	14,862,230
Senior Secured Loans - Second Lien	—	1,891,290	4,080,000	5,971,290
Total investments	$—	$22,181,069	$5,645,961	$27,827,030
Unfunded Loan Commitments	—	(4,745)	(102,643)	(107,388)
Net Investments	$—	$22,176,324	$5,543,318	$27,719,642

The following is a reconciliation of Level 3 investments for the year ended December 31, 2018:

	Senior Secured Loans - First Lien	Senior Secured Loans - Second Lien
Beginning Balance as of January 1, 2018	$—	$—
Realized gain (loss)	56	—
Unrealized gain (loss) relating to instruments still held at reporting date	7,141	118,350
Purchases	1,567,955	3,960,000
Sales	(9,870)	—
Amortization	679	1,650
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending Balance as of December 31, 2018	$1,565,961	$4,080,000

The following table provides quantitative information about significant unobservable inputs used in the fair value measurement of Level 3 investments as of December 31, 2018:

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range	Weighted Average
Senior Secured Loans – First Lien	$1,565,961	Market comparables	EV/EBITDA multiple	7.7x—16.4x	14.2x
Senior Secured Loans – Second Lien	4,080,000	Market comparables	EV/EBITDA multiple	8.5x—20.8x	10.2x
Total Level 3 Investments	$5,645,961

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 2018

 Note 6. Capital

During the year ended December 31, 2018, the Fund sold 2,908,715 Shares at an average price per share of $9.44 for gross proceeds of $27,453,602, including 51,034 Shares issued pursuant to the DRP for gross proceeds of $463,159.

The Fund’s Amended and Restated Declaration of Trust (the “Declaration of Trust”) authorizes the Fund’s issuance of an unlimited number of Shares, par value $0.001 per share. There is currently no market for the Fund’s shares and the Fund does not expect that a market for its shares will develop in the foreseeable future. Pursuant to the Fund’s Declaration of Trust and as permitted by Delaware law, shareholders are entitled to the same limitation of personal liability extended to shareholders of private corporations organized for profit under the General Corporation Law of the State of Delaware (the “DGCL”) and therefore generally will not be personally liable for the Fund’s debts or obligations.

Distributions

The following table reflects the cash distributions per Class A share that the Fund declared on its common shares during the year ended December 31, 2018:

			Amount
Date Declared	Record Date	Payment Date	Per Share
November 28, 2017	January 31, 2018	February 1, 2018	$0.06
November 28, 2017	February 28, 2018	March 1, 2018	0.05
February 27, 2018	March 30, 2018	April 2, 2018	0.06
February 27, 2018	April 30, 2018	May 1, 2018	0.06
February 27, 2018	May 31, 2018	June 1, 2018	0.06
May 22, 2018	June 30, 2018	July 2, 2018	0.06
May 22, 2018	July 31, 2018	August 1, 2018	0.06
May 22, 2018	August 31, 2018	September 4, 2018	0.06
August 23, 2018	September 30, 2018	October 1, 2018	0.06
August 23, 2018	October 31, 2018	November 1, 2018	0.06
August 23, 2018	November 30, 2018	December 3, 2018	0.06
The following table reflects the cash distributions per Class C share that the Fund declared on its common shares during the year ended December 31, 2018:

			Amount
Date Declared	Record Date	Payment Date	Per Share
February 27, 2018	March 30, 2018	April 2, 2018	$0.05
February 27, 2018	April 30, 2018	May 1, 2018	0.05
February 27, 2018	May 31, 2018	June 1, 2018	0.05
May 22, 2018	June 30, 2018	July 2, 2018	0.05
May 22, 2018	July 31, 2018	August 1, 2018	0.05
May 22, 2018	August 31, 2018	September 4, 2018	0.05
August 23, 2018	September 30, 2018	October 1, 2018	0.05
August 23, 2018	October 31, 2018	November 1, 2018	0.05
August 23, 2018	November 30, 2018	December 3, 2018	0.05

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 2018

The following table reflects the cash distributions per Class D share that the Fund declared on its common shares during the year ended December 31, 2018:

			Amount
Date Declared	Record Date	Payment Date	Per Share
November 28, 2017	January 31, 2018	February 1, 2018	$0.06
November 28, 2017	February 28, 2018	March 1, 2018	0.05
February 27, 2018	March 30, 2018	April 2, 2018	0.06
February 27, 2018	April 30, 2018	May 1, 2018	0.06
February 27, 2018	May 31, 2018	June 1, 2018	0.06
May 22, 2018	June 30, 2018	July 2, 2018	0.06
May 22, 2018	July 31, 2018	August 1, 2018	0.06
May 22, 2018	August 31, 2018	September 4, 2018	0.06
August 23, 2018	September 30, 2018	October 1, 2018	0.06
August 23, 2018	October 31, 2018	November 1, 2018	0.06
August 23, 2018	November 30, 2018	December 3, 2018	0.06

The following table reflects the cash distributions per Class I share that the Fund declared on its common shares during the year ended December 31, 2018:

			Amount
Date Declared	Record Date	Payment Date	Per Share
November 28, 2017	January 31, 2018	February 1, 2018	$0.06
November 28, 2017	February 28, 2018	March 1, 2018	0.05
February 27, 2018	March 30, 2018	April 2, 2018	0.06
February 27, 2018	April 30, 2018	May 1, 2018	0.05
February 27, 2018	May 31, 2018	June 1, 2018	0.06
May 22, 2018	June 30, 2018	July 2, 2018	0.05
May 22, 2018	July 31, 2018	August 1, 2018	0.06
May 22, 2018	August 31, 2018	September 4, 2018	0.06
August 23, 2018	September 30, 2018	October 1, 2018	0.05
August 23, 2018	October 31, 2018	November 1, 2018	0.06
August 23, 2018	November 30, 2018	December 3, 2018	0.05

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 2018

The following table reflects the cash distributions per Class T share that the Fund declared on its common shares during the year ended December 31, 2018:

			Amount
Date Declared	Record Date	Payment Date	Per Share
November 28, 2017	January 31, 2018	February 1, 2018	$0.05
November 28, 2017	February 28, 2018	March 1, 2018	0.05
February 27, 2018	March 30, 2018	April 2, 2018	0.05
February 27, 2018	April 30, 2018	May 1, 2018	0.05
February 27, 2018	May 31, 2018	June 1, 2018	0.05
May 22, 2018	June 30, 2018	July 2, 2018	0.05
May 22, 2018	July 31, 2018	August 1, 2018	0.05
May 22, 2018	August 31, 2018	September 4, 2018	0.05
August 23, 2018	September 30, 2018	October 1, 2018	0.05
August 23, 2018	October 31, 2018	November 1, 2018	0.05
August 23, 2018	November 30, 2018	December 3, 2018	0.05

The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses, including selling commissions and other fees and charges.

Prior to the termination of the Expense Support and Conditional Reimbursement Agreement with the Adviser on October 29, 2018, substantial portions of the Fund’s distributions were funded through the reimbursement of certain expenses and additional support payments by the Adviser and its affiliates, including through the waiver of certain investment advisory fees by the Adviser, that were subject to repayment by the Fund within three years. The purpose of this arrangement was to ensure that no portion of the Fund’s distributions to shareholders were paid from offering proceeds or borrowings. Any such distributions funded through support payments or waivers of advisory fees were not based on the Fund’s investment performance. The Adviser and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods. For the year ended December 31, 2018, if the Adviser had not reimbursed certain of the Fund’s expenses, 100% of the cash distributions declared during such period would have been funded from offering proceeds or borrowings.

The following table reflects the sources of the cash distributions on a tax basis that the Fund declared on its common shares during the year ended December 31, 2018:

	Year Ended December 31, 2018
	Distribution
Source of Distribution	Amount	Percentage
Return of capital	$204,777	12.45%
Net investment income	1,440,001	87.55%
Total	$1,644,778	100.0%

The Fund’s net investment income on a tax basis for the year ended December 31, 2018 was $1,400,363.

The determination of the tax attributes of the Fund’s distributions is made annually as of the end of the Fund’s fiscal year based upon the Fund’s taxable income for the full year and distributions paid for the full year. Therefore,

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 2018

a determination made on an interim basis may not be representative of the actual tax attributes of the Fund’s distributions for a full year. The actual tax characteristics of distributions to shareholders are reported to shareholders annually on Form 1099-DIV.

As of December 31, 2018, the components of accumulated deficit on a tax basis were as follows:

December 31, 2018
Capital loss carryover	(87,539)
Net unrealized depreciation	(1,518,611)

Total accumulated deficit	$(1,606,150)

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. The Fund is permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2018, the Fund had a net short-term capital loss carryforward of $87,537 and a net long-term capital loss carryforward of $2, which may be carried forward for an indefinite period.

The aggregate cost of the Fund’s investments for U.S. federal income tax purposes totaled $29,238,253 as of December 31, 2018. Aggregate net unrealized depreciation on a tax basis was $1,518,611, which was comprised of gross unrealized appreciation of $129,687 and gross unrealized depreciation of $1,648,298, as of December 31, 2018.

In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. These reclassifications have no impact on the net asset value of the Fund. For the year ended December 31, 2018, the fund recorded the following permanent reclassifications primarily related to the tax treatment of offering costs and non-deductible taxes paid.

Distribution Reinvestment Plan

The Fund previously adopted an “opt in” DRP pursuant to which shareholders could elect to have the full amount of their cash distributions reinvested in additional Shares. Participants in the DRP were free to elect to participate or terminate participation in the DRP within a reasonable time as specified in the DRP terms and conditions. If a shareholder did not elect to participate in the DRP, the shareholder would automatically receive any distributions the Fund declares in cash. The Fund issued Shares pursuant to the DRP at the closing conducted on the day of or immediately following each distribution payment date at a price equal to the NAV per Share that was used to determine the offering price of the Shares on the date of such closing. Shares issued pursuant to the DRP had the same voting rights as Shares offered pursuant to Fund’s prospectus.

The Fund used newly issued Shares under the DRP. The number of Shares the Fund issued to a shareholder was determined by dividing the total dollar amount of the cash distribution payable to the shareholder by a price equal to the NAV per Share on the date of issuance.

There were no selling commissions, dealer manager fees or other sales charges to a shareholder if they elected to participate in the DRP. The Fund paid the plan administrator’s fees under the DRP. The Fund reserves the right to amend, suspend or terminate the DRP. The DRP was suspended by the Fund on September 17, 2018.

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 2018

Share Repurchase Program

To provide shareholders with limited liquidity, the Fund intended to conduct quarterly repurchases of Shares beginning the calendar quarter ending December 31, 2018.

In connection with the Fund’s consideration of strategic alternatives, the Fund reported on December 6, 2018, that it had suspended the share repurchase program indefinitely. No common shares were repurchased by the Fund pursuant to its share repurchase program during the year ended December 31, 2018.

Note 7. Related Party Transactions

Compensation of the Investment Adviser and its Affiliates

The Fund has entered into an investment advisory agreement with the Adviser (the “Investment Advisory Agreement”). In consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a fee consisting of two components — a base management fee (the “Base Management Fee”) and an incentive fee (the “Incentive Fee”).

The Base Management Fee is calculated at an annual rate of (i) 2.00% of the Fund’s first $500,000,000 in gross assets, including assets purchased with borrowed funds or other forms of leverage, but excluding any cash and cash equivalents; (ii) 1.75% of the Fund’s gross assets that exceed $500,000,000 but are less than or equal to $1,000,000,000, including assets purchased with borrowed funds or other forms of leverage, but excluding any cash and cash equivalents; and (iii) 1.50% of the Fund’s gross assets that exceed $1,000,000,001, including assets purchased with borrowed funds or other forms of leverage, but excluding any cash and cash equivalents. The Base Management Fee is paid quarterly in arrears and is calculated based on the average value of the Fund’s gross assets at the end of the two most recently completed calendar quarters (and, in the case of the Fund’s first quarter, its gross assets as of such quarter-end). During the year ended December 31, 2018, the Fund incurred $458,770 of Base Management Fees.

The Incentive Fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 1.75% per quarter (or an annualized hurdle rate of 7.00%) and a partial “catch-up” provision measured as of the end of each calendar quarter. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the Base Management Fee, expenses reimbursed to the Adviser under the Investment Advisory Agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the offering and organization expenses and the Incentive Fee). “Adjusted capital” is the sum of (i) cumulative gross proceeds generated from issuances of Shares (including the Fund’s distribution reinvestment plan), which includes the sales load, if applicable, less (ii) distributions to investors that represent a return of capital and amounts paid for share repurchases pursuant to the Fund’s share repurchase program.

No Incentive Fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 1.75%. The Fund will pay the Adviser 100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 1.9375% in any calendar quarter (7.75% annualized). This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 1.9375% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with a portion of the income incentive fees that the Adviser would have earned if not for the hurdle rate. The Fund will pay the Adviser 15.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 1.9375% in any calendar quarter (7.75% annualized) once the hurdle rate is reached and the catch-up is achieved (15.0% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to the Adviser). During the year ended December 31, 2018, no incentive fees were incurred by the Fund.

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 2018

The Adviser has entered into an investment sub-advisory agreement with the Sub-Adviser (the “Investment Sub-Advisory Agreement”). Pursuant to the Investment Sub-Advisory Agreement, the Sub-Adviser will make investment decisions for the Fund and execute on its trading strategies, subject to oversight by the Adviser. The Investment Sub-Advisory Agreement provides that the Sub-Adviser will receive 50% of all fees payable to the Adviser under the Investment Advisory Agreement with respect to each year, subject to a separate expense sharing arrangement agreed upon by the Adviser and the Sub-Adviser.

Administrative Services

The Fund has entered into an administration agreement with the Adviser, (the “Administration Agreement”). Pursuant to the Administration Agreement, the Adviser oversees the day-to-day operations of the Fund, including the provision of general ledger accounting, fund accounting, legal services, investor relations and other administrative services. The Adviser also performs, or oversees the performance of, the Fund’s corporate operations and required administrative services, which includes being responsible for the financial records which the Fund is required to maintain and preparing reports to shareholders and reports filed with the SEC. In addition, the Adviser assists the Fund in calculating the Fund’s NAVs, overseeing the preparation and filing of its tax returns and the printing and dissemination of reports to shareholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others.

The Fund reimburses the Adviser for its actual costs incurred in providing these administrative services, including the Adviser’s allocable portion of the compensation and related expenses of certain personnel of the Adviser providing administrative services to the Fund on behalf of the Adviser. During the year ended December 31, 2018, the Fund reimbursed administrative costs incurred by the Adviser of $235,305.

Expense Support Agreement

The Fund has entered into an Expense Support and Conditional Reimbursement Agreement with the Adviser (as amended and restated the “Expense Support Agreement”). Pursuant to the Expense Support Agreement, the Adviser has agreed to reimburse the Fund for expenses in an amount that is sufficient to: (i) ensure that no portion of the Fund’s distributions to shareholders will be paid from offering proceeds or borrowings, and/or (ii) reduce the Fund’s operating expenses until it has achieved economies of scale sufficient to ensure that it bears a reasonable level of expense in relation to its investment income. Pursuant to the Expense Support Agreement, the Fund will have a conditional obligation to reimburse the Adviser for any amounts funded by the Adviser under such agreement, including certain organization and offering costs that have been included in operating expenses, if the following conditions are met. First, the Adviser will be entitled to receive reimbursement payments if, during any fiscal quarter occurring within three years of the date on which the Adviser funded such amount, the sum of the Fund’s net investment income for tax purposes, net capital gains and the amount of any dividends and other distributions paid to the Fund on account of investments in portfolio companies (to the extent not included in net investment income or net capital gains for tax purposes) exceeds the distributions paid by the Fund to its shareholders. Second, the Fund and the Adviser have agreed that the Fund will make reimbursement payments only if its current “operating expense ratio” is equal to or less than its operating expense ratio at the time the corresponding expense payment obligation was incurred by the Adviser. For this purpose, the “operating expense ratio” is defined as all expenses borne by the Fund, except for organizational and offering expenses, base management and incentive fees owed to the Adviser and interest expense, as a percentage of net assets. Finally, for organization and offering costs that have been included in operating expenses, the Fund will limit reimbursement of such expenses to the sum of: (i) all expense payments paid by the Adviser to the Fund in cash and not previously reimbursed and (ii) non-organization and offering costs included in operating expenses incurred by the Adviser and its affiliates and accrued as payables by the Fund; provided, that, organization and offering costs incurred by the Adviser and its affiliates and accrued as payables by the Fund will only be reimbursed up to a limit of 1.0% of gross proceeds raised in the Offering and provided, that no reimbursement payment shall be made if the effective rate of distributions per share declared by the Fund at the time of such reimbursement payment is less than the effective rate of distributions per share at the time the expense reimbursement payment was made to which such reimbursement payment relates. “Effective rate of distributions per

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 2018

share” means the actual declared distribution rate per share exclusive of return of capital and distribution rate reduction due to distribution and shareholder fees, if any.

On October 29, 2018, the Adviser terminated the Expense Support Agreement.

The following table reflects the expense reimbursements accrued from the Adviser to the Fund as of December 31, 2018 that may be subject to reimbursement to the Adviser:

Quarter Ended	Amount of Expense Reimbursements	Annualized “Other Operating Expenses” Ratio as of the Date of Support Payment	Reimbursement Eligibility Expiration
September 30, 2017	$386,574	6.46%	September 30, 2020
December 31, 2017	512,057	4.46%	December 31, 2020
March 31, 2018	408,253	1.61%	March 31, 2021
June 30, 2018	678,172	1.67%	June 30, 2021
September 30, 2018	633,113	1.11%	September 30, 2021
December 31, 2018	193,390	1.13%	December 31, 2021
	$2,811,559

Organization and Offering Costs

Organization costs include, among other things, the cost of organizing as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. Offering costs include, among other things, legal, accounting, printing and other expenses pertaining to the Offering. Notwithstanding the foregoing, the Fund shall not be liable for organization and offering expenses to the extent that organization and offering expenses, together with all prior organization and offering expenses (other than selling commissions, dealer manager fees and annual distribution fees), exceed 1.0% of the aggregate gross proceeds from the Offering. The Adviser is responsible for the payment of the Fund’s cumulative organization and offering costs to the extent they exceed the 1.0% limit on aggregate gross proceeds raised in the Offering, without recourse against or reimbursement by the Fund. During the year ended December 31, 2018, the Fund incurred and paid $0 of organization cost and $1,508,042 of offering costs, of which $269,485 was capitalized and $1,238,557 was deferred subject to the 1% limitation. Total amortization of offering costs during the year ended December 31, 2018 was $174,267.

Underwriting compensation includes the costs of bona fide training and education meetings held by the Fund (primarily the travel, meal and lodging costs of registered representatives of selling agents), attendance and sponsorship fees and cost reimbursement of employees of the Dealer Manager to attend seminars conducted by broker-dealers and legal fees for services provided in connection with the Offering. Such payments are considered underwriting compensation in connection with the Offering. In addition to these payments, all forms of non-cash compensation, including promotional gifts and reasonable entertainment expenses, as well as the aggregate difference between the price at which the Dealer Manager and related persons purchase Shares and the price at which such Shares are offered to the public, if any, are also considered underwriting compensation. To the extent the Fund does not pay the full sales commission, dealer manager fees or distribution and shareholder servicing fee for Shares sold in the Offering, the Fund will pay or reimburse underwriting compensation incurred on behalf of the Fund; provided, however, that the Fund will not pay any of the foregoing costs to the extent that such payment would cause total underwriting compensation paid by the Fund to exceed 8.0% of the gross offering proceeds of the Offering, as required by the rules of Financial Industry Regulatory Authority, Inc. (“FINRA”). In addition to the payment of upfront selling commissions and the dealer manager fee, the Fund reimburses the Dealer Manager and participating broker-dealers for bona fide accountable due diligence expenses. During the year ended December 31,

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 2018

2018, the Fund incurred $3,322,690 of underwriting compensation, of which $1,022,683 was recorded and $2,300,007 was deferred subject to the 8% limitation.

On September 17, 2018, the Fund suspended the Offering and the DRP.

Note 8. Concentration and Credit Risk

Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the section entitled “Types of Investments and Related Risks” in the Fund’s prospectus and the Fund’s other filings with the SEC.

Credit Risk

The Fund’s debt investments are subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.

Although the Fund may invest in investments that the Adviser believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. Moreover, the Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.

Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.

Foreign Currency Risk

Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 2018

Liquidity Risk

The Fund may invest in securities that, at the time of investment, are illiquid, as determined by using the SEC’s standard applicable to RICs (i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

Valuation Risk

The Fund is required to carry its investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by the Board. As part of the valuation process, the Board may take into account the following types of factors, if relevant, in determining the fair value of the Fund’s investments:

•	available current market data, including relevant and applicable market trading and transaction comparables;

•	applicable market yields and multiples;

•	security covenants;

•	call protection provisions;

•	information rights;

•	the nature and realizable value of any collateral;

•	the portfolio company’s ability to make payments, its earnings and discounted cash flows and the markets in which it does business;

•	comparisons of financial ratios of peer companies that are public;

•	comparable merger and acquisition transactions; and

•	the principal market and enterprise values.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Fund will use the pricing indicated by the external event to corroborate its valuation. The Fund records decreases in the market values or fair values of its investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in the Fund’s portfolio. The effect of all of these factors on the Fund’s portfolio may reduce its net asset value by increasing net unrealized depreciation in its portfolio. Depending on market conditions, the Fund could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on its business, financial condition, results of operations and cash flows of the Fund.

Note 9. Independent Trustee Compensation

Trustees who do not also serve in an executive officer capacity for the Fund, the Adviser or the Sub-Adviser or their respective affiliates(“Independent Trustees”) are entitled to receive from the Fund an annual cash retainer, fees for attending in-person Board meetings and committee meetings and annual fees for serving as a committee chairperson.

The Fund will pay each Independent Trustee who does not serve in an executive officer capacity an annual cash retainer of $45,000, pro-rated for a partial term (the audit committee chairperson will receive an additional $10,000 annually, pro-rated for a partial term); $2,500 for each attended in-person meeting of the Board; $1,500 for each in-person committee meeting attended as a committee member; and $1,000 for each Board or committee telephonic meeting in which such Trustee participates (not to exceed $4,000 for any one set of meetings attended within a 48-hour period). The Fund will also pay each trustee who serves on the valuation committee an annual cash retainer of $15,000, subject to such trustee attending at least 75% of all scheduled valuation committee meetings during the Fund’s fiscal year. During the year ended December 31, 2018, the Fund paid the Independent Trustees an aggregate of $220,250 for their service on the Board.

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 2018

Further, the Fund will also reimburse each of the Trustees for all reasonable and authorized business expenses in accordance with the Fund’s policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each in-person Board meeting and each committee meeting not held concurrently with a Board meeting.

Note 10. Indemnifications

Under the Fund’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the 1940 Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund believes the risk of loss under these arrangements to be remote.

Note 11. Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.

On February 6, 2019, the VVC Holding Corp loan was repaid by the borrower and the Fund received proceeds totaling $4,080,000.

Richard Gann resigned as President of the Fund, effective March 1, 2019.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Stira Alcentra Global Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Stira Alcentra Global Credit Fund (the “Fund”), including the schedule of investments, as of December 31, 2017, and the related statements of operations, changes in net assets and cash flows and the financial highlights for the period from August 8, 2017 through December 31, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Stira Alcentra Global Credit Fund at December 31, 2017, the results of its operations, changes in its net assets its cash flows and its financial highlights for the period from August 8, 2017 through December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodians and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the auditor of the Stira investment company since 2017.

New York, NY
March 1, 2018

Stira Alcentra Global Credit Fund
Schedule of Investments
As of December 31, 2017

Description	Spread Above Index	Base Rate Floor (%)	Interest Rate (%)	Maturity Date	Principal Amount	Cost(1) ($)	Fair Value ($)	% of Net Assets

Investments in Non-Controlled, Non-Affiliated Portfolio Companies — 91.93%
Corporate Bonds — 42.41%
Aerospace/Defense — 1.04%
Bombardier, Inc. (2)(3)			7.500%	3/15/2025	100,000	$106,956	$100,750	1.04%
Total Aerospace/Defense						106,956	100,750	1.04
Cable — 3.34%
Radiate Holdco LLC / Radiate Finance, Inc. (2)(3)			6.625	2/15/2025	100,000	100,480	94,500	0.98
Altice Finco S.A. (2)(3)			7.625	2/15/2025	225,000	237,526	228,938	2.36
Total Cable						338,006	323,438	3.34
Chemicals — 3.23%
Consolidated Energy Finance S.A. (2)(3)			6.875	6/15/2025	100,000	103,848	106,000	1.09
CVR Partners L.P. / CVR Nitrogen Finance Corp. (2)(3)			9.250	6/15/2023	100,000	102,372	107,625	1.11
Platform Specialty Products Corp. (2)(3)			5.875	12/1/2025	100,000	101,113	99,250	1.03
Total Chemicals						307,333	312,875	3.23
Consumer Products — 0.97%
Kronos Acquisition Holdings, Inc. (2)(3)			9.000	8/15/2023	100,000	100,476	93,500	0.97
Total Consumer Products						100,476	93,500	0.97
Energy — 8.51%
Enviva Partners L.P. / Enviva
PartnersFinance Corp. (3)			8.500	11/1/2021	100,000	106,674	106,500	1.10
Oasis Petroleum, Inc. (3)			6.875	3/15/2022	100,000	98,592	102,625	1.06
Unit Corp. (3)			6.625	5/15/2021	145,000	144,358	146,087	1.51
Whiting Petroleum Corp. (3)			5.750	3/15/2021	140,000	132,987	143,675	1.48
Genesis Energy L.P. / Genesis Energy Finance Corp. (3)			6.500	10/1/2025	115,000	118,567	116,725	1.20
Sanchez Energy Corp. (3)			6.125	1/15/2023	130,000	110,633	110,175	1.14
SemGroup Corp. (2)(3)			6.375	3/15/2025	100,000	98,532	98,500	1.02
Total Energy						810,343	824,287	8.51
Finance — 1.03%
AssuredPartners, Inc. (2)(3)			7.000	8/15/2025	100,000	100,242	99,500	1.03
Total Finance						100,242	99,500	1.03
Gaming — 1.07%
Scientific Games International, Inc. (3)			6.625	5/15/2021	100,000	103,399	103,250	1.07
Total Gaming						103,399	103,250	1.07
Healthcare — 3.80%
Tenet Healthcare Corp.			6.750	6/15/2023	100,000	95,740	97,000	1.00
Valeant Pharmaceuticals International, Inc. (2)(3)			5.875	5/15/2023	125,000	107,157	115,781	1.19
Polaris Intermediate Corp. (2)(3)			8.500	12/1/2022	150,000	155,740	155,625	1.61
Total Healthcare						358,637	368,406	3.80
Homebuilders/Materials — 1.03%

Stira Alcentra Global Credit Fund
Schedule of Investments
As of December 31, 2017

Hillman Group, Inc. (The) (2)(3)	6.375	7/15/2022	100,000	98,130	99,750	1.03
Total Homebuilders/Materials				98,130	99,750	1.03
See notes to financial statements

Description	Spread Above Index	Base Rate Floor (%)	Interest Rate (%)	Maturity Date	Principal Amount	Cost(1) ($)	Fair Value ($)	% of Net Assets
Metals & Mining — 2.23%
First Quantum Minerals Ltd. (2)(3)			7.250%	4/1/2023	200,000	$200,943	$215,500	2.23%
Total Metals & Mining						200,943	215,500	2.23
Paper/Packaging — 4.02%
ARD Finance S.A. (3)			7.125	9/15/2023	200,000	212,307	209,000	2.16
BWAY Holding Co. (2)(3)			7.250	4/15/2025	175,000	178,751	180,687	1.86
Total Paper/Packaging						391,058	389,687	4.02
Services — 2.38%
Brand Energy & Infrastructure Services, Inc. (2)(3)			8.500	7/15/2025	100,000	106,509	105,000	1.08
Covanta Holding Corp. (3)			5.875	7/1/2025	125,000	123,947	125,625	1.30
Total Services						230,456	230,625	2.38
Technology — 2.51%
Genesys Telecommunications Laboratories Inc/Greeneden Lux 3 Sarl/Greeneden US Ho (2)(3)			10.000	11/30/2024	125,000	141,391	136,563	1.41
Rackspace Hosting, Inc. (2)(3)			8.625	11/15/2024	100,000	107,191	106,750	1.10
Total Technology						248,582	243,313	2.51
Telecommunications — 4.42%
Cincinnati Bell, Inc. (2)(3)			7.000	7/15/2024	100,000	101,912	99,250	1.02
Digicel Ltd. (2)(3)			6.750	3/1/2023	200,000	192,433	196,632	2.03
Sprint Corp.			7.250	9/15/2021	125,000	132,616	132,344	1.37
Total Telecommunications						426,961	428,226	4.42
Utilities — 2.83%
Calpine Corp. (3)			5.750	1/15/2025	145,000	135,683	137,931	1.42
NRG Energy, Inc. (3)			7.250	5/15/2026	125,000	136,759	136,093	1.41
Total Utilities						272,442	274,024	2.83
Total Corporate Bonds						4,093,964	4,107,131	42.41
Senior Secured Loans - First Lien — 23.36%(4)(5)
Automotive — 5.22%
Bright Bidco B.V.	1M LIBOR + 4.500% Cash	1.569	6.069	6/30/2024	250,000	252,188	251,979	2.60
Innovative Xcessories & Services, LLC	3M LIBOR + 4.750% Cash	1.460	6.210	11/29/2022	250,000	253,437	253,125	2.62
Total Automotive						505,625	505,104	5.22
Chemicals — 2.55%
AgroFresh, Inc.	3M LIBOR + 4.750% Cash	1.693	6.443	7/31/2021	249,361	249,659	246,867	2.55
Total Chemicals						249,659	246,867	2.55

See notes to financial statements

Stira Alcentra Global Credit Fund
Schedule of Investments
As of December 31, 2017

Description	Spread Above Index	Base Rate Floor (%)	Interest Rate (%)	Maturity Date	Principal Amount	Cost(1) ($)	Fair Value ($)	% of Net Assets
Entertainment — 2.60%
Harland Clarke Holdings Corp. (6)			—	2/28/2022	250,000	$252,500	$251,625	2.60%
Total Entertainment						252,500	251,625	2.60
Metals & Mining — 2.27%
Murray Energy Corp.	3M LIBOR + 7.250% Cash	1.693%	8.943%	4/16/2020	248,670	243,844	219,762	2.27
Total Metals & Mining						243,844	219,762	2.27
Retail — 5.07%
Albertsons, LLC	3M LIBOR + 3.000% Cash	1.675	4.675	12/21/2022	250,000	244,062	245,397	2.53
Staples, Inc.	3M LIBOR + 4.000% Cash	1.488	5.488	9/12/2024	250,000	234,688	245,594	2.54
Total Retail						478,750	490,991	5.07
Services — 5.17%
Red Ventures, LLC	1M LIBOR + 4.000% Cash	1.569	5.569	11/8/2024	250,000	249,687	250,156	2.58
West Corp.	1M LIBOR + 4.000% Cash	1.568	5.568	10/10/2024	250,000	250,000	250,989	2.59
Total Services						499,687	501,145	5.17
Technology — 0.48%
Mitchell International, Inc. (7)	3M LIBOR + 3.250% Cash	1.693	4.943	11/20/2024	46,269	46,040	46,347	0.48
Total Technology						46,040	46,347	0.48
Total Senior Secured Loans - First Lien						2,276,105	2,261,841	23.36
Senior Secured Loans - Second Lien — 26.16%(4)(5)
Automotive — 2.52%
FPC Holdings, Inc.	3M LIBOR + 8.000% Cash	1.693	9.693	5/19/2020	248,672	243,027	244,320	2.52
Total Automotive						243,027	244,320	2.52
Consumer Products — 2.22%
Serta Simmons Bedding, LLC	1M LIBOR + 8.800% Cash	1.555	9.555	11/8/2024	250,000	250,000	215,312	2.22
Total Consumer Products						250,000	215,312	2.22
Entertainment — 2.60%
William Morris Endeavor Entertainment, LLC	3M LIBOR + 7.250% Cash	1.380	8.630	5/6/2022	250,000	253,526	251,250	2.60
Total Entertainment						253,526	251,250	2.60

Stira Alcentra Global Credit Fund
Schedule of Investments
As of December 31, 2017

See notes to financial statements

Description	Spread Above Index	Base Rate Floor (%)	Interest Rate (%)	Maturity Date	Principal Amount	Cost(1) ($)	Fair Value ($)	% of Net Assets
Finance — 7.20%
Capital Automotive L.P.	1M LIBOR + 6.000% Cash	1.570%	7.570%	3/24/2025	300,000	$308,128	$309,000	3.19%
Sedgwick Claims Management Services, Inc. (6)			—	2/28/2022	135,000	134,001	136,013	1.41
Sedgwick Claims Management Services, Inc.	1M LIBOR + 5.750% Cash	1.569	7.319	2/28/2022	250,000	253,125	252,187	2.60
Total Finance						695,254	697,200	7.20
Services — 4.27%
Granite Acquisition, Inc.	3M LIBOR + 7.250% Cash	1.693	8.943	12/19/2022	161,824	163,716	162,957	1.68
PrimeLine Utility Services, LLC	3M LIBOR + 5.500% Cash	1.380	6.880	11/12/2022	249,359	250,867	250,867	2.59
Total Services						414,583	413,824	4.27
Technology — 4.69%
Almonde, Inc.	3M LIBOR + 7.250% Cash	1.479	8.729	6/13/2025	250,000	255,736	251,375	2.60
Mitchell International, Inc.	3M LIBOR + 7.250% Cash	1.693	8.943	11/20/2025	200,000	199,000	202,274	2.09
Total Technology						454,736	453,649	4.69
Telecommunications — 2.66%
Asurion, LLC	1M LIBOR + 6.000% Cash	1.569	7.569	8/4/2025	250,000	256,078	257,421	2.66
Total Telecommunications						256,078	257,421	2.66
Total Senior Secured Loans - Second Lien						2,567,204	2,532,976	26.16
Total Investments in Non-Controlled, Non-Affiliated Portfolio Companies						$8,937,273	8,901,948	91.93%
Other Assets in excess of Liabilities							781,487	8.07%
Net Assets							$9,683,435	100.00%
See notes to financial statements

Stira Alcentra Global Credit Fund

Statement of Assets and Liabilities

As of December 31, 2017

Assets
Portfolio investments, at fair value
Non-controlled, non-affiliated investments, at fair value (cost of $8,937,273)	$8,901,948
Total of portfolio investments, at fair value (cost $8,937,273)	8,901,948
Cash	1,778,091
Receivable for fund shares sold	728,875
Receivable for expense support due from Adviser	423,613
Dividends and interest receivable	85,086
Deferred offering costs	16,922
Receivable for investments sold	641
Total Assets	11,935,176

Liabilities
Payable for investments purchased	$1,838,001
Professional fees payable	179,050
Accounting and administration fees payable	114,553
Trustees’ fees payable	85,750
Shareholder distributions payable	24,530
Distribution and shareholder servicing fees payable	812
Transfer agent fees payable	800
Other accrued expenses and liabilities	8,245
Total Liabilities	2,251,741

Net Assets
Common shares, par value $0.001 per share	$1,055
Paid-in capital	9,678,043
Accumulated net realized gain	39,638
Undistributed net investment income	—
Net unrealized appreciation (depreciation) on investments	(35,301)
Total Net Assets	9,683,435
Total Liabilities and Net Assets	$11,935,176

Net Assets:
Class A	$1,067,355
Class I	275,443
Class T	8,340,637
Total Net Assets	$9,683,435

Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	116,244
Class I	29,998
Class T	908,364

Stira Alcentra Global Credit Fund

Statement of Assets and Liabilities

Net asset value per share:
Class A	$9.18
Class I	9.18
Class T	9.18

Stira Alcentra Global Credit Fund

Statement of Operations

For the period from August 8, 2017 (commencement of operations) to December 31, 2017
Investment Income:
From non-controlled, non-affiliated investments:
Interest income from portfolio investments	$135,994
Other income from portfolio investments	7,411
Total investment income	$143,405

Expenses:
Trustees’ fees and expenses	200,173
Professional fees	253,061
Administration and custodian fees	114,553
Organization expenses	78,321
Management fees	51,963
Printing and mailing expenses	17,237
Insurance expense	2,638
Distribution and servicing fees – Class I	10
Distribution and servicing fees – Class T	1,395
Amortization of offering costs	152
Transfer agent fees - Class A	217
Transfer agent fees - Class I	56
Transfer agent fees - Class T	1,695
Other expenses	177,160
Total expenses	898,631
Expense reimbursements	(898,631)
Net expenses	—
Net investment income	$143,405

Realized Gain (Loss) and Net Change in Unrealized Appreciation (Depreciation) From Portfolio Investments
Net realized gain on:
Non-controlled, non-affiliated investments	9
Net increase from payments from affiliate	50,000
Net unrealized depreciation on:
Non-controlled, non-affiliated investments	(35,301)
Net realized gain and net unrealized depreciation from portfolio
investments, payments from affiliate	14,708
Net Increase in Net Assets Resulting from Operations	$158,113

Stira Alcentra Global Credit Fund

Statements of Changes in Net Assets

For the period from August 8, 2017 (commencement of operations) to December 31, 2017
Increase (decrease) in net assets resulting from operations
Net investment income	$143,405
Net realized gain on investments, payments from affiliate	50,009
Net unrealized depreciation on investments	(35,301)
Net increase in net assets resulting from operations	158,113

Capital transactions
Issuance of common stock:
Class A	935,344
Class I	275,000
Class T	8,329,179

Commissions and fees on shares sold:
Class A	(70,328)
Class T	(68,381)

Reinvestment of distributions:
Class A	1,217
Class I	137
Class T	76,930

Net increase in net assets resulting from capital transactions	9,479,098

Distributions to shareholders from:
Net investment income:
Class A	(9,907)
Class I	(137)
Class T	(143,732)
Total distributions to shareholders	(153,776)

Total increase in net assets	9,483,435

Net assets at beginning of period	200,000
Net assets at end of period	$9,683,435
Undistributed net investment income	$—

Capital shares transactions
Issuance of common stock:
Class A	94,372
Class I	29,983
Class T	899,982

Stira Alcentra Global Credit Fund

Statements of Changes in Net Assets

Reinvestment of distributions:
Class A	133
Class I	15
Class T	8,382

Net increase in shares resulting from capital transactions	1,032,867

Stira Alcentra Global Credit Fund

Statement of Cash Flows

For the period from August 8, 2017 (commencement of operations) to December 31, 2017
Cash Flows from Operating Activities
Net increase in net assets resulting from operations	$158,113

Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net realized gain from portfolio investments	(9)
Net unrealized depreciation of portfolio investments	35,301
Accretion of discount on debt securities	(86)
Purchases of portfolio investments	(8,939,765)
Net proceeds from sales/return of capital of portfolio investments	2,611
Amortization of deferred offering costs	152
(Increase) in operating assets:
Dividends and interest receivable	(85,086)
Receivable for investments sold	(641)
Receivable for expense support due from Adviser	(423,613)
Increase in operating liabilities:
Payable for investments purchased	1,838,001
Trustees’ fees payable	85,750
Professional fees payable	179,050
Accounting and administration fees payable	114,553
Transfer agent fee payable	800
Other accrued expenses and liabilities	8,245
Net cash used in operating activities	(7,026,624)

Cash Flows from Financing Activities
Issuance of common stock	8,810,648
Payments of commissions on sale of common stock and related dealer manager fees	(138,709)
Payment of deferred offering costs	(17,074)
Distributions paid to shareholders	(50,150)
Net cash provided by financing activities	8,604,715
Increase in cash	1,578,091
Cash at beginning of period	200,000
Cash at end of period	$1,778,091

Supplemental and non-cash financing activities:
Distributions paid to common stockholders through common stock issuances pursuant to the distributions reinvestment plan	$78,284
Accrued distributions payable	24,530
Amounts receivable from transfer agent - Class A	165,380
Amounts receivable from transfer agent - Class I	225,000
Amounts receivable from transfer agent - Class T	338,495
Distribution and shareholder servicing fees payable	812

Stira Alcentra Global Credit Fund

Financial Highlights

Class A Shares	For the period from November 7, 2017 (commencement of operations) to December 31, 2017*
Per share data(1)
Net asset value, beginning of period	$9.15

Net investment income (loss)	0.23
Net realized and unrealized gains (losses)	0.04
Net increase (decrease) in net assets resulting from operations	0.27

Distributions to shareholders:(2)
From net investment income	(0.24)
Total dividend distributions declared	(0.24)

Net asset value, end of period	$9.18
Market value per share, end of period	$9.98

Total return based on net asset value(3)(4)	1.16%
Total return based on market value(3)(4)	1.15%

Shares outstanding at end of period	116,244

Ratio/Supplemental Data:
Net assets, at end of period	$1,067,355
Ratio of total expenses before waiver to average net assets(5)	111.84%
Ratio of net expenses to average net assets(5)	—%
Ratio of net investment income (loss) before waiver to average net assets(5)	(94.67)%
Ratio of net investment income (loss) after waiver to average net assets(5)	17.17%

Portfolio turnover rate(4)	0.04%

(1)	The per share data was derived by using the average shares outstanding during the period.

(2)	The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the entire period.

(3)
Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(4)	Not Annualized.

(5)	Annualized.

See notes to financial statements

Stira Alcentra Global Credit Fund

Financial Highlights

Class I Shares	For the period from November 7, 2017 (commencement of operations) to December 31, 2017*
Per share data(1)
Net asset value, beginning of period	$9.15

Net investment income (loss)	0.04
Net realized and unrealized gains (losses)	0.04
Net increase (decrease) in net assets resulting from operations	0.08

Distributions to shareholders:(2)
From net investment income	(0.05)
Total dividend distributions declared	(0.05)

Net asset value, end of period	$9.18
Market value per share, end of period	$9.18

Total return based on net asset value(3)(4)	0.83%
Total return based on market value(3)(4)	0.83%

Shares outstanding at end of period	29,998

Ratio/Supplemental Data:
Net assets, at end of period	$275,443
Ratio of total expenses before waiver to average net assets(5)	15.93%
Ratio of net expenses to average net assets(5)	—%
Ratio of net investment income (loss) before waiver to average net assets(5)	(12.67)%
Ratio of net investment income (loss) after waiver to average net assets(5)	3.26%

Portfolio turnover rate(4)	0.04%

(1)	The per share data was derived by using the average shares outstanding during the period.

(2)	The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the entire period.

(3)
Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(4)	Not Annualized.

(5)	Annualized.

See notes to financial statements

Stira Alcentra Global Credit Fund

Financial Highlights

Class T Shares	For the period from August 8, 2017 (commencement of operations) to December 31, 2017*
Per share data(1)
Net asset value, beginning of period	$9.20

Net investment income (loss)	0.22
Net realized and unrealized gains (losses)	(0.04)
Net increase (decrease) in net assets resulting from operations	0.18

Distributions to shareholders:(2)
From net investment income	(0.20)
Total dividend distributions declared	(0.20)

Net asset value, end of period	$9.18
Market value per share, end of period	$9.66

Total return based on net asset value(3)(4)(5)	2.24%
Total return based on market value(3)(4)(5)	2.24%

Shares outstanding at end of period	908,364

Ratio/Supplemental Data:
Net assets, at end of period	$8,340,637
Ratio of total expenses before waiver to average net assets(6)	23.35%
Ratio of net expenses to average net assets(6)	—%
Ratio of net investment income (loss) before waiver to average net assets(6)	(19.62)%
Ratio of net investment income (loss) after waiver to average net assets(6)	3.73%

Portfolio turnover rate(4)	0.04%

(1)	The per share data was derived by using the average shares outstanding during the period.

(2)	The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the entire period.

(3)
Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(4)	Not Annualized.

(5)	Total return reflects a one-time payment from affiliate. If such payment was not included, the returns would have been 1.33%.

(6)	Annualized.

See notes to financial statements

STIRA ALCENTRA GLOBAL CREDIT FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 2017

Note 1. Principal Business and Organization

Stira Alcentra Global Credit Fund (formerly Steadfast Alcentra Global Credit Fund) (the “Fund”) was formed as a Delaware statutory trust on October 24, 2016, and is an externally managed, non-diversified closed-end management investment company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund intends to elect to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a regulated investment company (“RIC”), under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund’s investment adviser is Stira Investment Adviser, LLC (formerly Steadfast Investment Adviser, LLC) (the “Adviser”), a registered investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser oversees the management of the Fund’s activities. The Adviser has engaged Alcentra NY, LLC (the “Sub-Adviser”), a registered investment adviser with the SEC under the Advisers Act, to act as the Fund’s investment sub- adviser. The Sub-Adviser is the U.S. subsidiary of Alcentra Group, a wholly-owned subsidiary of BNY Mellon, and is responsible for identifying investment opportunities, making investment decisions for the Fund and executing on its trading strategies, subject to oversight by the Adviser. The Fund’s administrator is State Street Bank and Trust Company (“State Street”). State Street provides various accounting and administrative services, including preparing preliminary financial information for review by the Adviser, preparing and monitoring expense budgets, maintaining accounting books and records, processing trade information for the Fund and performing certain portfolio compliance testing.

The Fund’s investment objective is to provide current income, and capital preservation with the potential for capital appreciation. The Fund intends to pursue its investment objective by providing customized financing solutions to lower middle-market and middle-market companies in the form of floating and fixed rate senior secured loans, second lien loans and subordinated debt and, to a lesser extent, minority equity investments.

On May 8, 2017, the Fund commenced its continuous public offering pursuant to a registration statement on Form N-2 to offer a minimum of $3,000,000 (the “Minimum Offering Requirement”) and up to $3,000,000,000 in four classes of shares of beneficial interest of the Fund (the “Shares”): Class A, Class T, Class D and Class I Shares (the “Offering”). Shares were initially offered at $10.00 per Class A Share, $9.68 per Class T Share, $9.39 per Class D Share and $9.20 per Class I Share (with discounts available for certain categories of purchasers). Prior to satisfying the Minimum Offering Requirement, subscriptions were held in an escrow account with UMB Bank, N.A. On August 8, 2017, the Fund raised the Minimum Offering Requirement and the offering proceeds held in escrow were released to the Fund. Subsequent to satisfying the Minimum Offering Requirement, Shares are offered through Stira Capital Markets Group, LLC (formerly Steadfast Capital Markets Group, LLC) (the “Dealer Manager”) at an offering price equal to the Fund’s then current net asset value (“NAV”) per Share, plus selling commissions and dealer manager fees, if applicable. The Fund is offering to sell any combination of Shares, with an aggregate number of Shares up to the maximum offering amount.

The Fund is currently accepting purchases of Shares on a semi-monthly basis, although the Fund may determine to conduct more frequent closings. The Fund does not issue Shares purchased (and an investor does not become a shareholder with respect to such Shares) until the applicable closing. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.

Beginning on August 8, 2017, upon satisfying the minimum offering requirements, the Fund only offered and sold Class T Shares. On November 7, 2017, the Fund received exemptive relief from the SEC to offer multiple share classes. Following the receipt of such exemptive relief, the Fund began offering and selling Class A, Class D and Class I Shares.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements of the Fund have been prepared on the accrual basis of accounting in accordance with U.S. generally accepted accounting principles (“GAAP”) and pursuant to the requirements for reporting in the Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. In the opinion of management, the financial results included herein contain all adjustments and reclassifications considered necessary for the fair presentation of financial statements for the period included herein. The accounting records of the Fund are maintained in United States dollars, the functional currency of the Fund.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements. Actual results could differ from those estimates and such differences could be material.

Cash

The Fund deposits its cash in a financial institution which, at times, may be in excess of the Federal Deposit Insurance Corporation insurance limits. Cash at December 31, 2017 is on deposit at State Street Bank. There are no restrictions on cash.

Investments

Investment security transactions are accounted for on a trade date basis. Cost of portfolio investments represents the actual purchase price of the securities acquired including capitalized legal, brokerage and other fees as well as the value of interest and dividends received in-kind and the accretion of original issue discounts. Fees may be charged to the issuer by the Fund in connection with the origination of a debt security financing. Such fees are reflected as a discount to the cost of the portfolio security and the discount is accreted into income over the life of the related debt security

Portfolio Investment Classification

The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in which the Company owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation. Under the 1940 Act, “Affiliate Investments” are defined as investments in which the Company owns between 5% and 25% of the voting securities and does not have rights to maintain greater than 50% of the board representation. “Non-controlled, non-affiliate investments” are defined as investments that are neither Control Investments nor Affiliate Investments.

Valuation of Portfolio Investments

Portfolio investments are carried at fair value as determined by the Fund’s Board of Trustees (the “Board”). The methodologies used in determining these valuations include:

Debt—The yield to maturity analysis is used to estimate the fair value of debt, including the unitranche facilities, which are a combination of senior and subordinated debt in one debt instrument. The calculation of yield to maturity takes into account the current market price, par value, coupon interest rate and time to maturity.

Valuation techniques are applied consistently from period to period, except when circumstances warrant a change to a different valuation technique that will provide a better estimate of fair value.

Organizational Expenses

When recognized, organizational expenses, including reimbursement payments to the Adviser, are expensed on the Fund’s Statement of Operations. These expenses consist principally of legal and accounting fees incurred in connection with the organization of the Fund and are expensed as incurred, subject to recoupment as described in Note 7.

Offering Costs

Offering costs incurred prior to the satisfaction of the Minimum Offering Requirement are deferred. Upon satisfaction of the Minimum Offering Requirement and thereafter, offering costs, including any deferred offering costs, are capitalized on the Fund’s Statement of Assets and Liabilities, subject to the 1.0% limitation described in Note 7, and will be amortized over 12 months on a straight-line basis and are subject to recoupment as described in Note 7. These costs include, among other things, legal, accounting, printing and other expenses pertaining to the Offering.

Net Asset Value per Share

Net asset value per share is calculated using the number of shares outstanding as of the end of the period.

Investment Income and Investment Transactions

Investment income includes interest income, dividend income, net of any foreign withholding taxes. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

Foreign Currency Translations

The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

Income Taxes

The Fund intends to elect to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code, and to operate in a manner so as to qualify for the tax treatment applicable to RICs. To obtain and maintain qualification for taxation as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements. In addition, the Fund must distribute to its stockholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally net ordinary taxable income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”). As a RIC, the Fund generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that are timely distributed to shareholders as dividends.

The Fund accounts for income taxes in conformity with ASC Topic 740, Income Taxes (“ASC 740”). ASC 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented, and disclosed in financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than- not” threshold would be recorded as a tax benefit or expense in the current period. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Fund’s Statement of Operations. There were no material uncertain income tax positions, interest, or penalties as of December 31, 2017.

The Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Fund’s financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund will recognize interest and penalties, if any, related to unrecognized tax liabilities as income tax expense on its statement of operations. During the period from August 8, 2017 to December 31, 2017, the Fund did not incur any interest or penalties.

Distributions

Distributions to the Fund’s shareholders are recorded as of the record date. Subject to the discretion of the Board, and applicable legal restrictions, the Fund intends to authorize and declare ordinary cash distributions on a daily basis and to pay such distributions on a monthly basis. Such ordinary cash distributions are expected to be paid from investment income, net of any Fund operating expenses. At least annually, the Fund intends to authorize and declare special cash distributions of net realized long-term capital gains, if any, and any other income, gains and dividends and other distributions not previously distributed. Such special cash distributions are expected to be paid using special cash distributions received from the Fund.

Note 3. Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. In addition, the Fund has agreed to indemnify its officers, directors, employees, agents or any person who serves on behalf of the Fund from any loss, claim, damage, or liability which such person incurs by reason of his performance of activities of the Fund, provided they acted in good faith. The Fund expects the risk of loss related to its indemnifications to be remote.

The Fund’s investment portfolio may contain debt investments that are in the form of lines of credit and unfunded delayed draw commitments, which require the Fund to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of December 31, 2017, the Fund had $3,738 in unfunded commitments under loan and financing agreements, respectively. As of December 31, 2017, the Fund’s unfunded commitment under loan and financing agreements are presented below:

December 31, 2017
Mitchell International, Inc.	$3,738

Note 4. Investment Portfolio

The following table summarizes the composition of the Fund’s investment portfolio at cost and fair value as of December 31, 2017:

	December 31, 2017
	Amortized Cost	Fair Value	Percentage of Portfolio
Corporate Bonds	$4,093,964	$4,107,131	46.14%
Senior Secured Loans—First Lien	2,276,105	2,261,841	25.41%
Senior Secured Loans—Second Lien	2,567,204	2,532,976	28.45%
Total	$8,937,273	$8,901,948	100.00%

As of December 31, 2017, the Fund does not “control” and is not an “affiliate” of any of its portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if it owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if it owned 5% or more of its voting securities.

 As of December 31, 2017, the Fund’s portfolio investments were categorized as follows:

Industry Concentration	Cost	Total Fair Value	% of Net Assets
Services	$1,144,726	$1,145,593	11.83%
Energy	810,343	824,288	8.51%
Finance	795,496	796,700	8.23%
Automotive	748,651	749,424	7.74%
Technology	749,358	743,309	7.68%
Telecommunications	683,039	685,647	7.08%
Chemicals	556,992	559,742	5.78%
Entertainment	506,026	502,875	5.19%
Retail	478,751	490,991	5.07%
Metals & Mining	444,787	435,262	4.49%
Paper/Packaging	391,058	389,687	4.02%
Healthcare	358,637	368,406	3.80%
Cable	338,006	323,437	3.34%
Consumer Products	350,476	308,813	3.19%
Utility	272,442	274,024	2.83%
Gaming	103,399	103,250	1.07%
Aerospace/Defense	106,956	100,750	1.04%
Homebuilders/Materials	98,130	99,750	1.03%
Total	8,937,273	$8,901,948	91.93%

Geographic Region	Cost	Total Fair Value	% of Net Assets
United States	7,530,597	7,499,650	77.45%
Western Europe	805,868	795,916	8.22%
Other	600,808	606,382	6.26%
Total	8,937,273	$8,901,948	91.93%

Purchases and sales of securities for the period from August 8, 2017 through December 31, 2017, other than short-term securities and U.S. government obligations, aggregated $8,939,765 and $2,611, respectively.

Note 5. Fair Value of Financial Instruments

The Fund accounts for its investments in accordance with FASB Accounting Standards Codification Topic 820 (“ASC Topic 820”), Fair Value Measurements and Disclosures, which defines fair value and establishes a framework for measuring fair value. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a fair value hierarchy which prioritizes and ranks the level of market price observability used in measuring investments at fair value.

Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment, and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily-available actively quoted prices or for which fair value can be measured from actively-quoted prices in an orderly market will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

 Investments measured and reported at fair value are classified and disclosed in one of the following categories (from highest to lowest) based on inputs:

Level 1 — Quoted prices (unadjusted) are available in active markets for identical investments that the Fund has the ability to access as of the reporting date. The type of investments which would generally be included in Level 1 includes listed equity securities and listed derivatives. As required by ASC Topic 820, the Fund, to the extent that it holds such investments, does not adjust the quoted price for these investments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Level 2 — Other significant observable inputs, including but not limited to, quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in non-active markets, including actionable bids from third parties for privately held assets or liabilities, and inputs other than quoted prices that are observable (either directly or indirectly) at the measurement date, such as yield curves and forward currency rates that are entered directly into valuation models to determine the value of derivatives or other assets or liabilities.

Level 3 — Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant judgment or estimation by the Fund. The types of investments which would generally be included in this category include debt and equity securities issued by private entities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input that is significant to the fair value measurement. The Fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

Level 1 and Level 2 Fair Value Investments - The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Board. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued using available market quotations as provided by a third party pricing vendor or broker. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). The Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in a fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

When reliable market quotations are not considered to be readily available, which may be the case, for example, restricted securities, certain debt securities, preferred stocks, foreign stocks, the investments are valued at their fair value as determined by the Manager under procedures established and periodically reviewed by the Fund’s Board.

The Fund’s policy is to disclose transfers between Levels based on valuations at the end of the reporting period. The portfolio may hold securities which are periodically fair valued in accordance with the Fund’s Fair Value Procedures. This may result in movements between Level 1 and Level 2 throughout the period. For the period ended December 31, 2017, there were no transfers between Level 1, 2 or 3.

The fair values of our investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of December 31, 2017 are as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds	$—	$4,107,131	$—	$4,107,131
Senior Secured Loans - First Lien	—	2,261,841	—	2,261,841
Senior Secured Loans - Second Lien	—	2,532,976	—	2,532,976
Total investments	$—	$8,901,948	$—	$8,901,948

Note 6. Capital

Since commencing its continuous public offering and through December 31, 2017, the Fund sold 1,032,867 common shares at an average price of $9.31 for gross proceeds of $9,617,807, including 8,530 common shares issued pursuant to its distribution reinvestment plan, or DRP, for gross proceeds of $78,284. As of December 31, 2017, the Fund raised total gross proceeds of $9,817,807, including $200,000 of seed capital.

 The Fund’s declaration of trust authorizes the Fund’s issuance of an unlimited number of shares of beneficial interest, par value $0.001 per share. There is currently no market for the Fund’s shares and the Fund does not expect that a market for its shares will develop in the foreseeable future. Pursuant to the Fund’s declaration of trust and as permitted by Delaware law, shareholders are entitled to the same limitation of personal liability extended to shareholders of private corporations organized for profit under the General Corporation Law of the State of Delaware (the “DGCL”) and therefore generally will not be personally liable for the Fund’s debts or obligations.

Distributions

The following table reflects the cash distributions per Class A share that the Fund declared on its common shares during the period from August 8, 2017 to December 31, 2017:

Date Declared	Record Date	Payment Date	Amount Per Share
August 16, 2017	September 30, 2017	October 2, 2017	$0.06
August 16, 2017	October 31, 2017	November 1, 2017	0.06
August 16, 2017	November 30, 2017	December 1, 2017	0.06
August 16, 2017	December 29, 2017	January 2, 2018	0.06

The following table reflects the cash distributions per Class I share that the Fund declared on its common shares during the period from August 8, 2017 to December 31, 2017:

Date Declared	Record Date	Payment Date	Amount Per Share
November 28, 2017	December 29, 2017	January 2, 2018	$0.05

The following table reflects the cash distributions per Class T share that the Fund declared on its common shares during the period from August 8, 2017 to December 31, 2017:

Date Declared	Record Date	Payment Date	Amount Per Share
August 16, 2017	September 30, 2017	October 2, 2017	$0.05
August 16, 2017	October 31, 2017	November 1, 2017	0.05
August 16, 2017	November 30, 2017	December 1, 2017	0.05
August 16, 2017	December 29, 2017	January 2, 2018	0.05

Subject to the Board’s discretion and applicable legal restrictions, the Fund intends to authorize and declare ordinary cash distributions on a daily basis and to pay such distributions on a monthly basis. The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses, as well as the sales load.

The Fund expects that for a period of time, which time period may be significant, substantial portions of the Fund’s distributions may be funded through the reimbursement of certain expenses and additional support payments by the Adviser and its affiliates, including through the waiver of certain investment advisory fees by the Adviser, that may be subject to repayment by the Fund within three years. The purpose of this arrangement is to ensure that no portion of the Fund’s distributions to shareholders will be paid from offering proceeds or borrowings. Any such distributions funded through support payments or waivers of advisory fees are not based on the Fund’s investment performance and the Fund’s distributions can only be sustained if the Fund achieves positive investment performance in future periods and/or the Adviser continues to make such payments or waivers of such fees. The Fund’s future repayments of amounts reimbursed or waived by the Adviser and its affiliates will reduce the distributions that shareholders would otherwise receive in the future. There can be no assurance that the Fund will achieve the performance necessary to sustain its distributions or that the Fund will be able to pay distributions at a specific rate or at all. The Adviser and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods. For the period from August 8, 2017 to December 31, 2017, if the Adviser had not reimbursed certain of the Fund’s expenses, 100% of the cash distributions declared during such period would have been funded from offering proceeds or borrowings.

     The following table reflects the sources of the cash distributions on a tax basis that the Fund declared on its common shares during the period from August 8, 2017 to December 31, 2017:

Period Ended December 31, 2017
Source of Distribution	Distribution Amount	Percentage
Offering proceeds	$—	—
Borrowings	—	—
Net investment income (prior to expense reimbursement from sponsor)	—	—
Short-term capital gains proceeds from the sale of assets	—	—
Long-term capital gains proceeds from the sale of assets	—	—
Non-capital gains proceeds from the sale of assets	—	—
Distributions on account of preferred and common equity	—	—
Net investment income	153,776	100%
Total	$153,776	100%

The Fund’s net investment income on a tax basis for the period ended December 31, 2017 was $193,414. As of December 31, 2017, the Fund had $39,638 of undistributed net investment income on a tax basis.

     The determination of the tax attributes of the Fund’s distributions is made annually as of the end of the Fund’s fiscal year based upon the Fund’s taxable income for the full year and distributions paid for the full year. Therefore, a determination made on an interim basis may not be representative of the actual tax attributes of the Fund’s distributions for a full year. The actual tax characteristics of distributions to shareholders are reported to shareholders annually on Form 1099-DIV.

As of December 31, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

December 31, 2017
Undistributed ordinary income	$39,638
Capital loss carryover	—
Net unrealized depreciation	(35,301)
Total accumulated earnings	$4,337

The aggregate cost of the Fund’s investments for U.S. federal income tax purposes totaled $8,937,273 as of December 31, 2017. Aggregate net unrealized depreciation on a tax basis was $35,301, which was comprised of gross unrealized appreciation of $82,802 and gross unrealized depreciation of $118,103, as of December 31, 2017.

In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from differences in the tax treatment of re-designation of distributions.

Distribution Reinvestment Plan

The Fund has adopted an “opt in” DRP pursuant to which shareholders may elect to have the full amount of their cash distributions reinvested in additional Shares. Participants in the DRP are free to elect to participate or terminate participation in the DRP within a reasonable time as specified in the DRP. If a shareholder does not elect to participate in the DRP, the shareholder will automatically receive any distributions the Fund declares in cash. For example, if the Board authorizes, and the Fund declares, a cash distribution, then if a shareholder has “opted in” to the DRP, the shareholder will have the cash distribution reinvested in additional Shares, rather than receiving the cash distribution. The Fund expects to issue Shares pursuant to the DRP at the closing conducted on the day of or immediately following each distribution payment date at a price equal to the NAV per Share that is used to determine the offering price of the Shares on the date of such closing. Shares issued pursuant to the DRP will have the same voting rights as Shares offered pursuant to this prospectus.

The Fund uses newly issued Shares under the DRP. The number of Shares the Fund issues to a shareholder is determined by dividing the total dollar amount of the cash distribution payable to the shareholder by a price equal to the NAV per Share on the date of issuance.

There are no selling commissions, dealer manager fees or other sales charges to a shareholder if they elect to participate in the DRP. The Fund pays the plan administrator’s fees under the DRP. The Fund reserves the right to amend, suspend or terminate the DRP.

Share Repurchase Program

To provide shareholders with limited liquidity, the Fund intends to conduct quarterly repurchases of Shares beginning the calendar quarter ending December 31, 2018. In months in which the Fund repurchases Shares, the Fund will conduct repurchases on the same date that the Fund holds a closing for the sale of Shares in this offering. Any offer to repurchase Shares will be conducted solely through written tender offer materials mailed to each shareholder.

The Fund’s quarterly repurchases will be conducted on such terms as may be determined by the Board in its complete and absolute discretion unless, in the judgment of the Independent Trustees, such repurchases would not be in the best interests of shareholders or would violate applicable law.

     The Fund currently intends to limit the number of Shares to be repurchased on each date of repurchase to the number of Shares the Fund can repurchase with the proceeds it receives from the issuance of Shares under the DRP. The Fund will limit the number of Shares to be repurchased in any calendar year to 10% of the weighted average number of Shares outstanding in the prior calendar year, or 2.5% in each quarter, though the actual number of Shares that the Fund offers to repurchase may be less in light of the limitations noted above. The Fund will offer to repurchase such Shares at a price equal to the NAV per Share in effect on each date of repurchase.

Any periodic repurchase offers will be subject in part to the Fund’s available cash and compliance with the RIC distribution and diversification rules promulgated under the Code. The Fund does not intend to incur debt to finance the repurchase of Shares. Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund. Class-specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

Class T, Class D and Class I Shares will be subject to an early withdrawal charge of 2.0% of the purchase price in the event that a shareholder tenders his or her Shares for repurchase by the Fund at any time prior to the one-year anniversary of the purchase of such Shares. Class A Shares purchased at a reduced commission and/or reduced dealer manager fee will also be subject to an early withdrawal charge of 2.0% of the purchase price in the event that a shareholder tenders his or her Shares for repurchase by the Fund at any time prior to the one-year anniversary of the purchase of such Shares. Shareholders who pay the full selling commissions and dealer manager fees in connection with the purchase of Class A Shares will not be subject to an early withdrawal charge.

The first offer to repurchase common shares from shareholders is expected to occur in the fourth quarter of 2018. As such, no common shares were repurchased by the Fund under its share repurchase program during the period from August 8, 2017 to December 31, 2017.

Note 7. Related Party Transactions

Payment by Affiliate

On November 20, 2017, the Fund received $50,000 from the Adviser to reimburse the effect of an unrealized loss on the portfolio investments. The payment constitutes a non-recurring contribution of capital, without recourse, to the Fund by the Adviser. No shares were issued in connection with this payment.

Compensation of the Investment Adviser and its Affiliates

The Fund has entered into an investment advisory agreement with the Adviser (the “Investment Advisory Agreement”). In consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a fee consisting of two components — a base management fee (the “Base Management Fee”) and an incentive fee (the “Incentive Fee”).

The Base Management Fee is calculated at an annual rate of (i) 2.00% of the Fund’s first $500,000,000 in gross assets, including assets purchased with borrowed funds or other forms of leverage, but excluding any cash and cash equivalents; (ii) 1.75% of the Fund’s gross assets that exceed $500,000,000 but are less than or equal to $1,000,000,000, including assets purchased with borrowed funds or other forms of leverage, but excluding any cash and cash equivalents; and (iii) 1.50% of the Fund’s gross assets that exceed $1,000,000,001, including assets purchased with borrowed funds or other forms of leverage, but excluding any cash and cash equivalents. The Base Management Fee is paid quarterly in arrears and is calculated based on the average value of the Fund’s gross assets at the end of the two most recently completed calendar quarters (and, in the case of the Fund’s first quarter, its gross assets as of such quarter-end). During the period from August 8, 2017 to December 31, 2017, the Fund incurred $51,963 of Base Management Fees.

The Incentive Fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 1.75% per quarter (or an annualized hurdle rate of 7.00%) and a partial “catch-up” provision measured as of the end of each calendar quarter. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the Base Management Fee, expenses reimbursed to the Adviser under the Investment Advisory Agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the offering and organization expenses and the Incentive Fee). “Adjusted capital” is the sum of (i) cumulative gross proceeds generated from issuances of Shares (including the Fund’s distribution reinvestment plan), which includes the sales load, if applicable, less (ii) distributions to investors that represent a return of capital and amounts paid for share repurchases pursuant to the Fund’s share repurchase program.

No Incentive Fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 1.75%. The Fund will pay the Adviser 100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 1.9375% in any calendar quarter (7.75% annualized). This portion of the Fund’s pre- incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 1.9375% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with a portion of the income incentive fees that the Adviser would have earned if not for the hurdle rate. The Fund will pay the Adviser 15.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 1.9375% in any calendar quarter (7.75% annualized) once the hurdle rate is reached and the catch-up is achieved (15.0% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to the Adviser). During the period from August 8, 2017 to December 31, 2017, no incentive fees were incurred by the Fund.

The Adviser has entered into an investment sub-advisory agreement with the Sub-Adviser (the “Investment Sub-Advisory Agreement”). Pursuant to the Investment Sub-Advisory Agreement, the Sub-Adviser will make investment decisions for the Fund and execute on its trading strategies, subject to oversight by the Adviser. The Investment Sub-Advisory Agreement provides that the Sub- Adviser will receive 50% of all fees payable to the Adviser under the Investment Advisory Agreement with respect to each year, subject to a separate expense sharing arrangement agreed upon by the Adviser and the Sub-Adviser.

Administrative Services

The Fund has entered into an administration agreement with the Adviser, (the “Administration Agreement”). Pursuant to the Administration Agreement, the Adviser oversees the day-to-day operations of the Fund, including the provision of general ledger accounting, fund accounting, legal services, investor relations and other administrative services. The Adviser also performs, or oversees the performance of, the Fund’s corporate operations and required administrative services, which includes being responsible for the financial records which the Fund is required to maintain and preparing reports to shareholders and reports filed with the SEC. In addition, the Adviser assists the Fund in calculating the Fund’s NAVs, overseeing the preparation and filing of its tax returns and the printing and dissemination of reports to shareholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others.

The Fund reimburses the Adviser for its actual costs incurred in providing these administrative services, including the Adviser’s allocable portion of the compensation and related expenses of certain personnel of the Adviser providing administrative services to the Fund on behalf of the Adviser. During the period from August 8, 2017 to December 31, 2017, the Fund reimbursed administration costs incurred by the Adviser of $220,200.

Expense Reimbursement Agreement

The Fund has entered into an expense support agreement with the Adviser, (the “Expense Support Agreement”). Pursuant to the Expense Support Agreement, the Adviser has agreed to reimburse the Fund for expenses in an amount that is sufficient to: (i) ensure that no portion of the Fund’s distributions to shareholders will be paid from offering proceeds or borrowings, and/or (ii) reduce the Fund’s operating expenses until it has achieved economies of scale sufficient to ensure that it bears a reasonable level of expense in relation to its investment income. Pursuant to the Expense Support Agreement, the Fund will have a conditional obligation to reimburse the Adviser for any amounts funded by the Adviser under such agreement, including certain organization and offering costs that have been included in operating expenses, if the following conditions are met. First, the Adviser will be entitled to receive reimbursement payments if, during any fiscal quarter occurring within three years of the date on which the Adviser funded such amount, the sum of the Fund’s net investment income for tax purposes, net capital gains and the amount of any dividends and other distributions paid to the Fund on account of investments in portfolio companies (to the extent not included in net investment income or net capital gains for tax purposes) exceeds the distributions paid by the Fund to its shareholders. Second, the Fund and the Adviser have agreed that the Fund will make reimbursement payments only if its current “operating expense ratio” is equal to or less than its operating expense ratio at the time the corresponding expense payment obligation was incurred by the Adviser. For this purpose, the “operating expense ratio” is defined as all expenses borne by the Fund, except for organizational and offering expenses, base management and incentive fees owed to the Adviser and interest expense, as a percentage of net assets. Finally, for organization and offering costs that have been included in operating expenses, the Fund will limit reimbursement of such expenses to the sum of: (i) all expense payments paid by the Adviser to the Fund in cash and not previously reimbursed and (ii) non-organization and offering costs included in operating expenses incurred by the Adviser and its affiliates and accrued as payables by the Fund; provided, that, organization and offering costs incurred by the Adviser and its affiliates and accrued as payables by the Fund will only be reimbursed up to a limit of 1.0% of gross proceeds raised in the Offering.

     The Fund or the Adviser may terminate the Expense Support Agreement at any time. The Adviser has indicated that it expects to continue such reimbursements until it deems that the Fund has achieved economies of scale sufficient to ensure that it bears a reasonable level of expenses in relation to its income. If the Fund terminates the Investment Advisory Agreement, it will be required to repay the Adviser, subject to the repayment conditions, all reimbursements funded by the Adviser within three years of the date of termination. If the Board decides to liquidate the Fund, the Expense Support Agreement will automatically terminate, and all reimbursements funded by the Adviser will be due within thirty (30) days of such termination date. The specific amount of expenses reimbursed by the Adviser, if any, will be determined at the end of each quarter. There can be no assurance that the Expense Support Agreement will remain in effect or that the Adviser will reimburse any portion of the Fund’s expenses in future quarters.

The following table reflects the expense reimbursements accrued from the Adviser to the Fund as of December 31, 2017 that may be subject to reimbursement to the Adviser:

Quarter Ended	Amount of Expense Reimbursements	Annualized “Other Operating Expenses” Ratio as of the Date of Support Payment	Reimbursement Eligibility Expiration
September 30, 2017	$386,574	6.46%	September 30, 2020
December 31, 2017	$512,057	4.46%	December 31, 2020

Organization and Offering Costs

Organization costs include, among other things, the cost of organizing as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. The Offering costs include, among other things, legal, accounting, printing and other expenses pertaining to the Offering. Notwithstanding the foregoing, the Fund shall not be liable for organization and offering expenses to the extent that organization and offering expenses, together with all prior organization and offering expenses (other than selling commissions, dealer manager fees and annual distribution fees), exceed 1.0% of the aggregate gross proceeds from the Offering. The Adviser is responsible for the payment of the Fund’s cumulative organization and offering costs to the extent they exceed the 1.0% limit on aggregate gross proceeds raised in the Offering, without recourse against or reimbursement by the Fund. During the period from August 8, 2017 to December 31, 2017, the Fund incurred and paid $78,321 of organization cost and $3,056,205 of offering costs, of which $17,074 was recorded and $3,039,131 was deferred subject to the 1% limitation.

Underwriting compensation includes the costs of bona fide training and education meetings held by the Fund (primarily the travel, meal and lodging costs of registered representatives of selling agents), attendance and sponsorship fees and cost reimbursement of employees of the Dealer Manager to attend seminars conducted by broker-dealers and legal fees for services provided in connection with the Offering. Such payments are considered underwriting compensation in connection with the Offering. In addition to these payments, all forms of non-cash compensation, including promotional gifts and reasonable entertainment expenses, as well as the aggregate difference between the price at which the Fund’s Dealer Manager and related persons purchase Shares and the price at which such Shares are offered to the public, if any, are also considered underwriting compensation. To the extent the Fund does not pay the full sales commission, dealer manager fees or distribution and shareholder servicing fee for Shares sold in the Offering, the Fund will pay or reimburse underwriting compensation incurred on behalf of the Fund; provided, however, that the Fund will not pay any of the foregoing costs to the extent that such payment would cause total underwriting compensation paid by the Fund to exceed 8.0% of the gross offering proceeds of the Offering, as required by the rules of Financial Industry Regulatory Authority, Inc. (“FINRA”). In addition to the payment of upfront selling commissions and the dealer manager fee, the Fund reimburses the Dealer Manager and participating broker-dealers for bona fide accountable due diligence expenses. During the period from August 8, 2017 to December 31, 2017, the Fund incurred $2,542,514 of underwriting compensation, of which $138,709 was recorded and $2,403,805 was deferred subject to the 8% limitation.

Note 8. Concentration and Credit Risk

Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the section entitled “Types of Investments and Related Risks” in the Fund’s prospectus and the Fund’s other filings with the SEC.

 Credit Risk

The Fund’s debt investments are subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.

Although the Fund may invest in investments that the Adviser believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. Moreover, the Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.

Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.

Foreign Currency Risk

Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.

Liquidity Risk

The Fund may invest in securities that, at the time of investment, are illiquid, as determined by using the SEC’s standard applicable to registered investment companies (i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

Valuation Risk

The Fund is required to carry its investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by the Board. As part of the valuation process, the Board may take into account the following types of factors, if relevant, in determining the fair value of the Fund’s investments:

•	available current market data, including relevant and applicable market trading and transaction comparables;

•	applicable market yields and multiples;

•	security covenants;

•	call protection provisions;

•	information rights;

•	the nature and realizable value of any collateral;

•	the portfolio company’s ability to make payments, its earnings and discounted cash flows and the markets in which it does business;

•	comparisons of financial ratios of peer companies that are public;

•	comparable merger and acquisition transactions; and

•	the principal market and enterprise values.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Fund will use the pricing indicated by the external event to corroborate its valuation. The Fund records decreases in the market values or fair values of its investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in the Fund’s portfolio. The effect of all of these factors on the Fund’s portfolio may reduce its net asset value by increasing net unrealized depreciation in its portfolio. Depending on market conditions, the Fund could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on its business, financial condition, results of operations and cash flows of the Fund.

Note 9. Independent Trustee Compensation

Trustees who do not also serve in an executive officer capacity for the Fund, the Adviser or the Sub-Adviser or their respective affiliates are entitled to receive from the Fund an annual cash retainer, fees for attending in-person Board meetings and committee meetings and annual fees for serving as a committee chairperson, determined based on the Fund’s net assets as of the end of each fiscal quarter. For the year ended December 31, 2017, the Fund incurred aggregate independent trustee compensation of $193,583 for their service on the Board.

The Fund will pay each Trustee who does not serve in an executive officer capacity an annual cash retainer of $45,000, pro-rated for a partial term (the audit committee chairperson will receive an additional $10,000 annually, pro-rated for a partial term); $2,500 for each attended in-person meeting of the Board; $1,500 for each in-person committee meeting attended as a committee member; and $1,000 for each Board or committee telephonic meeting in which such Trustee participates (not to exceed $4,000 for any one set of meetings attended within a 48-hour period). The Fund will also pay each trustee who serves on the valuation committee an annual cash retainer of $15,000, subject to such trustee attending at least 75% of all scheduled valuation committee meetings during the Fund’s fiscal year.

Further, the Fund will also reimburse each of the Trustees for all reasonable and authorized business expenses in accordance with the Fund’s policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each in-person Board meeting and each committee meeting not held concurrently with a Board meeting.

Note 10. Indemnifications

Under the Fund’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, Stira believes the risk of loss under these arrangements to be remote

Note 11. Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.

Status of the Offering

During the period from January 1, 2018 to February 23, 2018, the Fund sold 332,286 common shares at an average price per share of $9.60 for gross proceeds of $3,190,149, including 3,127 shares issued pursuant to its DRP, for gross proceeds of $28,897. As of February 23, 2018, the Fund had sold 1,365,153 common shares at an average price of $9.38 for gross proceeds of $12,807,955, including 11,657 shares issued pursuant to its DRP, for gross proceeds of $107,181.

Distributions Paid

Class A

On January 2, 2018, the Fund paid distributions of $5,528, which related to distributions declared for each day in the period from December 1, 2017 through December 31, 2017 and consisted of cash distributions paid in the amount of $4,666 and $862 in Class A shares issued pursuant to the DRP, respectively.

On February 1, 2018, the Fund paid distributions of $7,415, which related to distributions declared for each day in the period from January 1, 2018 through January 31, 2018 and consisted of cash distributions paid in the amount of $5,356 and $2,059 in Class A shares issued pursuant to the DRP, respectively.

Class I

On January 2, 2018, the Fund paid distributions of $137, which related to distributions declared for each day in the period from December 1, 2017 through December 31, 2017 and consisted of cash distributions paid in the amount of $0 and $137 in Class I shares issued pursuant to the DRP, respectively.

On February 1, 2018, the Fund paid distributions of $1,894, which related to distributions declared for each day in the period from January 1, 2018 through January 31, 2018 and consisted of cash distributions paid in the amount of $1,465 and $429 in Class I shares issued pursuant to the DRP, respectively.

Class T

On January 2, 2018, the Fund paid distributions of $48,744, which related to distributions declared for each day in the period from December 1, 2017 through December 31, 2017 and consisted of cash distributions paid in the amount of $25,374 and $23,370 in Class T shares issued pursuant to the DRP, respectively.

On February 1, 2018, the Fund paid distributions of $54,030, which related to distributions declared for each day in the period from January 1, 2018 through January 31, 2018 and consisted of cash distributions paid in the amount of $27,620 and $26,410 in Class T shares issued pursuant to the DRP, respectively.

Declaration of Distributions

On February 27, 2018, the board of trustees of the Fund declared cash distributions to the holders of Class A, Class C, Class D, Class I, and Class T shares of common stock, such distributions to (1) accrue daily to the stockholders of record as of the close of business on each day during the period commencing on March 1, 2018 and ending on May 31, 2018; (2) be payable in cumulative amounts on or before the 3rd day of each calendar month with respect to the prior month; and (3) be calculated at a rate of $0.00191781 per share per day, as reduced by any applicable distribution and servicing fees payable in respect of the Shares.

Registration of Class C Shares

On February 5, 2018, the SEC declared effective the Fund’s post-effective amendment to the registration statement that registers Class C shares. As a result, the Fund became authorized to sell Class C shares beginning February 5, 2018.

Annex A

AGREEMENT AND
PLAN OF MERGER

by and between

PRIORITY INCOME FUND, INC.

and

STIRA ALCENTRA GLOBAL CREDIT FUND

_____________________
Dated as of December 21, 2018

TABLE OF CONTENTS

ARTICLE I DEFINED TERMS		1

ARTICLE II THE MERGER		13
2.1	The Merger	13
2.2	Effective Time	14
2.3	Effects of the Merger	14
2.4	Conversion	14
2.5	Articles of Incorporation and Bylaws of the Surviving Entity	16
2.6	Directors and Officers	16
2.7	Dissenter Rights	16
2.8	Stira Expense Deposits	16
2.9	Liquidation of Stira Investments	16

ARTICLE III CLOSING; DELIVERY OF MERGER CONSIDERATION		17
3.1	Closing	17
3.2	Exchange Agent	17
3.3	Deposit of Merger Consideration	17
3.4	Delivery of Merger Consideration	17

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF PRIORITY		19
4.1	Corporate Organization	19
4.2	Capitalization	19
4.3	Authority; No Violation	20
4.4	Consents and Approvals	21
4.5	Reports; Regulatory Matters	21
4.6	Financial Statements	22
4.7	Broker’s Fees	23
4.8	Absence of Certain Changes or Events	23
4.9	Legal Proceedings	23
4.10	Taxes and Tax Returns	23
4.11	Compliance with Applicable Law	24
4.12	Certain Contracts	24
4.13	Investment Securities	25
4.14	Property	25
4.15	Intellectual Property	25
4.16	Priority Information	25
4.17	Insurance	25
4.18	Environmental Matters	26
4.19	Priority Adviser and Priority Administrator	26
4.20	Approvals	26
4.21	Investigation	27

4.22	No Other Representations or Warranties	27

ARTICLE V REPRESENTATIONS AND WARRANTIES OF STIRA		28
5.1	Corporate Organization	28
5.2	Capitalization	28
5.3	Authority; No Violation	29
5.4	Consents and Approvals	29
5.5	Reports; Regulatory Matters	30
5.6	Financial Statements	31
5.7	Broker’s Fees	32
5.8	Absence of Certain Changes or Events	32
5.9	Legal Proceedings	32
5.10	Taxes and Tax Returns	32
5.11	Compliance with Applicable Law	33
5.12	Certain Contracts	33
5.13	Investment Securities	33
5.14	Property	34
5.15	Intellectual Property	34
5.16	Stira Information	34
5.17	Insurance	34
5.18	Environmental Matters	34
5.19	Stira Adviser	34
5.20	Approvals	36
5.21	Investigation	36
5.22	No Other Representations or Warranties	36

ARTICLE VI COVENANTS RELATING TO CONDUCT OF BUSINESS		37
6.1	Conduct of Stira Business Prior to the Effective Time	37
6.2	Conduct of Priority Business Prior to the Effective Time	37
6.3	Pre-Closing Covenants	37
6.4	Permitted Actions by Priority	37

ARTICLE VII ADDITIONAL AGREEMENTS		38
7.1	Regulatory and Other Matters	38
7.2	Access to Information	40
7.3	Stira Shareholder Approval	41
7.4	Directors’ and Officers’ Insurance	42
7.5	Additional Agreements	42
7.6	Advice of Changes	42
7.7	[Reserved]	42
7.8	Exclusivity	42
7.9	Takeover Statutes	45
7.10	Shareholder Litigation	45

ARTICLE VIII CONDITIONS PRECEDENT		45
8.1	Conditions to Each Party’s Obligation To Effect the Merger	45

8.2	Conditions to Obligations of Stira	46
8.3	Conditions to Obligations of Priority	46
8.4	Standard	47
8.5	Frustration of Closing Conditions	48

ARTICLE IX TERMINATION AND AMENDMENT		48
9.1	Termination	48
9.2	Effect of Termination	50
9.3	Fees and Expenses	50
9.4	Termination Fee; Expense Reimbursement; Make Whole Payments	50
9.5	Amendment	52
9.6	Waiver	52

ARTICLE X GENERAL PROVISIONS		53
10.1	Nonsurvival of Representations, Warranties and Agreements	53
10.2	Notices	53
10.3	Interpretation	54
10.4	Entire Agreement	54
10.5	Governing Law; Jurisdiction	54
10.6	Publicity	55
10.7	Assignment; Third Party Beneficiaries	55
10.8	Remedies	55
10.9	Waiver of Jury Trial	56
10.10	Counterparts	56

Exhibit A: Maryland Articles of Merger
Exhibit B: Delaware Certificate of Merger

AGREEMENT AND PLAN OF MERGER
This AGREEMENT AND PLAN OF MERGER, dated as of December 21, 2018 (this “Agreement”), is by and between Priority Income Fund, Inc., a Maryland corporation (“Priority”), and Stira Alcentra Global Credit Fund, a Delaware statutory trust (“Stira”).
RECITALS:
A.    The board of directors of Priority and the board of trustees of Stira (the “Priority Board” and the “Stira Board,” respectively) have determined that it is in the best interests of their respective entities and shareholders to consummate the merger provided for in this Agreement (the “Merger”) in which Stira will, on the terms and subject to the conditions set forth in this Agreement, merge with and into Priority, with Priority being the surviving entity in the Merger. In its capacity as the surviving entity in the Merger, Priority is sometimes referred to herein as the “Surviving Entity”.
B.    The parties desire to make certain representations, warranties and agreements in connection with the Merger and to prescribe certain conditions to the Merger.
NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:
ARTICLE I
DEFINED TERMS
For purposes of this Agreement, the following terms shall have the meanings set forth below:
“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person.
“Agreement” has the meaning set forth in the preamble to this Agreement.
“Alternative Proposal” means any proposal for a merger, share exchange, consolidation, sale of assets, sale of shares of Stira (including by way of a tender offer) or similar transactions involving Stira or the shareholders of Stira that is received by Stira or any of the Stira Representatives from a Third Party that, if consummated, would constitute an Alternative Transaction.
“Alternative Transaction” means any: (a) transaction or series of related transactions pursuant to which a Third Party, directly or indirectly, acquires or would acquire greater than ten percent (10%) of the outstanding shares of Stira or outstanding voting power or of any preferred stock that would be entitled to a class or series vote with respect to a merger or other reorganization involving Stira, whether from Stira or pursuant to a tender offer or exchange offer or otherwise, (b) merger, share exchange, consolidation or other business combination involving Stira with a Third Party, (c) transaction or series of related transactions pursuant to which a Third Party acquires or would acquire greater than ten percent (10%) of the net assets of Stira, or (d) any liquidation, consolidation, business combination, recapitalization or similar transaction of similar scope involving Stira, other than the transactions contemplated by this Agreement.

“Applicable Law” means, with respect to a specified Person, any federal, state, local, municipal, or foreign constitution, treaty, law (including the common law), statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to the specified Person.
“Bankruptcy and Equity Exception” has the meaning set forth in Section 4.3(a).
“Book-Entry Share” means Stira Shares in non-certificated form represented by book entry.
“Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by Applicable Law to close.
“Change of Recommendation” has the meaning set forth in Section 7.8(d).
“Closing” has the meaning set forth in Section 3.1.
“Closing Date” has the meaning set forth in Section 3.1.
“Code” means the Internal Revenue Code of 1986, as amended.
“Confidentiality Agreement” has the meaning set forth in Section 7.2(d).
“Delaware Certificate of Merger” has the meaning set forth in Section 2.2.
“DSTA” means the Delaware Statutory Trust Act.
“DTC” has the meaning set forth in Section 3.4(b).
“Effective Time” has the meaning set forth in Section 2.2.
“Eligible Institution” means an institution: (a) set forth in Section 1.1 of the Stira Disclosure Schedule; or (b) that maintains an office within the United States and that has a combined capital and surplus of at least $200,000,000 and is: (i) a federal or state-chartered depository institution that has: (A) a short term credit rating of at least “F1” or a long term credit rating of at least “A” by Fitch; (B) a short-term deposit rating of at least “P-1” or a long-term deposit rating of at least “A2” by Moody’s; and (C) a short-term rating of at least “A-2” by S&P (or at least “BBB” by S&P if such institution has no short-term issuer rating); or (ii) with respect to securities held in segregated trust accounts with such institution’s corporate trust department, a federal or state-chartered deposit institution and that is subject to regulations regarding fiduciary funds on deposit similar to 12 CFR §9.10(b) and: (A) has a counterparty risk assessment of at least “Baa3(cr)” by Moody’s; (B) has a short term credit rating of at least “F1” or a long term credit rating of at least “A” by Fitch; and (C) that has a short-term rating of at least “A-2” by S&P (or at least “BBB” by S&P if such institution has no short-term rating).
“Environmental Laws” means, collectively, with respect to a specified Person, any and all environmental, health or safety matters or any private or governmental environmental, health or safety investigations or remediation activities of any nature with respect to any real property owned by the specified Person seeking to impose, or that are reasonably likely to result in, any liability or obligation of the specified Person arising under any local, state or federal environmental, health or safety statute, regulation, ordinance, or other requirement of any Governmental Entity, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, and any similar state laws.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Agent” has the meaning set forth in Section 3.2.
“Exchange Agent Agreement” has the meaning set forth in Section 3.2.
“Excluded Stira Shares” means Stira Shares owned by Priority or Stira.
“Expense Deposits” has the meaning set forth in Section 2.8.
“Form N-14 Registration Statement” has the meaning set forth in Section 4.4(a).
“GAAP” means United States generally accepted accounting principles.
“Governmental Entity” means any federal, state or local government or any court, administrative or regulatory agency or commission or other governmental authority or agency, domestic or foreign.
“Indebtedness” means, with respect to a party, all indebtedness and obligations of such party, concerning the following items: (a) the principal amount of any indebtedness for borrowed money outstanding, whether current or funded, or secured or unsecured, (b) off-balance sheet liabilities of any kind, (c) obligations for the deferred purchase price of property or services (whether or not represented by a note), including in connection with any acquisitions of businesses and any earn-out and other contingent or similar payment obligations, (d) obligations in respect of banker’s acceptances or letters of credit issued or created for its account or its benefit, (e) indebtedness created or arising under any conditional sale or other title retention contract with respect to property, (f) indebtedness secured by a purchase money mortgage or other lien to secure all or part of the purchase price of the property subject to such mortgage or lien, (g) obligations under leases which shall have been or required to be, in accordance with GAAP, recorded as capital leases, (h) obligations under swap and hedge contracts, including interest rate protection contracts; (i) all indebtedness of Third Parties of the types referred to herein which is directly or indirectly guaranteed by such party or which such party has agreed (contingently or otherwise) to purchase, assume or otherwise acquire or in respect of which it has otherwise assured a creditor against loss, (j) determined or declared and unpaid dividends or distributions or other liabilities relating to equity securities, or (k) interest, fees and other expenses owed with respect to the indebtedness referred to herein, including prepayment premiums or penalties, consent fees, or other amounts with respect to such indebtedness becoming due as a result of the transactions contemplated by this Agreement.
“Initial Expense Deposit” has the meaning set forth in Section 2.8.
“Intellectual Property Rights” means, collectively, all trademarks, trade names, patent rights, copyrights, domain names, licenses, approvals, trade secrets and other similar rights.
“Intervening Event” means any material event or conseqences that were not known or reasonably foreseeable by Stira on or prior to the date of this Agreement, which event or consequences, as applicable, first becomes known to Stira after the date of this Agreement but prior to the time the Stira Shareholder Approval has been obtained; provided, however, that in no event shall any of the following be taken into account for purposes of determining whether an Intervening Event has occurred: (a) any change, event, effect or circumstance that relates to an Alternative Proposal, an Alternative Transaction or a Superior Proposal, or any inquiry or communications relating thereto, (b) changes, after the date hereof, in GAAP or accounting requirements applicable generally to companies in the industry in which Stira operates, (c) changes, after the date hereof, in laws, rules or regulations of general applicability to companies in the industry in which Stira operates, (d) changes, after the date hereof, in global or national political conditions or general economic, business or market conditions generally affecting other companies in the industry in which Stira operates, (e) changes resulting from the public disclosure of this Agreement or the transactions contemplated hereby, (f) changes to the net asset value of Stira or Priority, in and of itself (it being understood that the underlying cause of such change may be taken into consideration when determining whether an Intervening Event has occurred), (g) compliance with or performance under this Agreement, (h) the fact, in and of itself, that Stira exceeds any internal or published projections, (i) the fact, in and of itself, that Priority fails to meet any internal or published projections, or (j) any event relating solely to Priority or any of its Affiliates.
“Investment Advisers Act” means the Investment Advisers Act of 1940, as amended.
“Investment Company Act” means the Investment Company Act of 1940, as amended.
“IRS” means the United States Internal Revenue Service.
“Joint Transaction Expenses” has the meaning set forth in Section 9.3.
“Knowledge” means, with respect to each party, the knowledge that the employees, officers and directors of such party actually have or would have had after conducting a reasonable inquiry with respect to the applicable matter.
“Liabilities” means any Indebtedness, liability or obligation (whether direct or indirect, absolute or contingent, accrued or unaccrued, known or unknown, matured or unmatured, determined or determinable or liquidated or unliquidated, and whether reflected on a balance sheet or consisting of an off-balance sheet liability of any kind).
“Liens” means liens, pledges, charges, claims and security interests and similar encumbrances.
“Litigation” means any legal, administrative, arbitral or other action, claim, proceeding, suit or governmental or regulatory investigations of any nature.
“Make Whole Payment” has the meaning set forth in Section 9.4(c).
“Maryland Articles of Merger” has the meaning set forth in Section 2.2.
“Material Adverse Effect” means, with respect to Stira or Priority, as the case may be, any occurrence, change, event, effect or development that, individually or taken together with all other occurrences, changes, events, effects or developments, has or would reasonably be likely to have, a material adverse effect on: (a) the financial condition, results of operations or business of such party taken as a whole (provided, however, that, with respect to this subsection (a), the determination of whether a “Material Adverse Effect” exists or has occurred shall not include effects attributable to: (i) changes, after the date hereof, in GAAP or accounting requirements applicable generally to companies in the industry in which such party operates, (ii) changes, after the date hereof, in laws, rules or regulations of general applicability to companies in the industry in which such party operates, (iii) actions or omissions taken with the prior written consent of the other party, (iv) changes, after the date hereof, in global or national political conditions or general economic or market conditions generally affecting other companies in the industry in which such party operates, (v) conditions arising out of acts of terrorism, war, weather conditions or other force majeure events, (vi) the public disclosure of this Agreement or the transactions contemplated hereby and (vii) changes to net asset value in and of itself (it being understood that the underlying cause of such change may be taken into consideration when determining whether a Material Adverse Effect has occurred); except, with respect to clauses (i), (ii), (iv) and (v), to the extent that the effects of such change had a materially disproportionate adverse effect on Priority or Stira, as applicable, relative to other companies of a similar size operating in the industries in which such party conducts business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Material Adverse Effect has occurred; or (b) the ability of such party to timely consummate the transactions contemplated by this Agreement.
“MDAT” has the meaning set forth in Section 2.2.

“Merger” has the meaning set forth in the recitals to this Agreement.
“Merger Shares” has the meaning set forth in Section 2.4(b)(v).
“MGCL” means the General Corporation Law of the State of Maryland.
“Most Recent Financial Statements” means: (a) with respect to Priority, the balance sheet, income statement and statement of owners’ equity of Priority included in its Certified Shareholder Report on Form N-CSR for the most recent reporting period: (i) prior to the date of this Agreement, for purposes of Priority’s representations and warranties set forth in Article IV, and (ii) prior to the Closing Date, for purposes of the definition of Priority Per-Share NAV; and (b) with respect to Stira, the statement of assets and liabilities, statement of operations, and statement of changes in net assets of Stira included in its Certified Shareholder Report on Form N-CSR for the most recent reporting period: (i) prior to the date of this Agreement, for purposes of Stira’s representations and warranties set forth in Article V, and (ii) prior to the Closing Date, for purposes of the definitions of Stira Class A Per-Share NAV, Stira Class C Per-Share NAV, Stira Class D Per-Share NAV, Stira Class I Per-Share NAV and Stira Class T Per-Share NAV and Section 8.3(f).
“NAV Calculation Date” means the close of business on the second (2nd) Business Day immediately preceding the Closing Date.
“New York Courts” has the meaning set forth in Section 10.5.
“Organizational Documents” means, with respect to a Person other than a natural person: (a) the articles or certificate of incorporation and the bylaws of a corporation; (b) Certificate of Trust and Declaration of Trust of a statutory trust; (c) the certificate of formation and operating agreement of a limited liability company, (d) the partnership agreement and any statement of partnership of a general partnership; (e) the limited partnership agreement and the certificate of limited partnership of a limited partnership; (f) any charter or similar document adopted or filed in connection with the creation, formation, or organization of any other Person; (g) any shareholder or similar agreement among holders of securities of an issuer; and (h) any amendment or supplement to any of the foregoing.
“Outside Date” has the meaning set forth in Section 9.1(b).
“Permit” means any license, permit, variance, exemption, franchise, consent, approval, authorization, qualification, or order of any Governmental Entity.
“Permitted Liens” means: (a) Liens for Taxes and other statutory Liens securing payments not yet due and payable, (b) easements, rights of way, and other similar encumbrances that do not materially affect the use of the properties or assets subject thereto or affected thereby or otherwise materially impair business operations at such properties, and (c) such imperfections or irregularities of title or Liens as do not materially affect the use of the properties or assets subject thereto or affected thereby or otherwise materially impair business operations at such properties.
“Person” means an individual, corporation, partnership, limited liability company, association, trust, sole proprietorship, unincorporated organization, other entity, organization, group (as defined in Section 13(d) of the Exchange Act), or any other business entity or any Governmental Entity, including a government or political subdivision or an agency or instrumentality thereof.
“Priority” has the meaning set forth in the preamble to this Agreement.
“Priority Administrator” means Prospect Administration, LLC, a Delaware limited liability company.

“Priority Adviser” means Priority Senior Secured Income Management, LLC, a Delaware limited liability company.
“Priority Articles” means the articles of incorporation of Priority, as filed with the MDAT and in effect as of the date hereof.
“Priority Board” has the meaning set forth in the recitals to this Agreement.
“Priority Bylaws” means the bylaws of Priority, as in effect as of the date hereof.
“Priority Common Stock” means shares of Priority’s common stock, par value $0.01 per share.
“Priority Contracts” has the meaning set forth in Section 4.3(b).
“Priority Contractual Consents” has the meaning set forth in Section 4.4(b).
“Priority Indebtedness” any and all Indebtedness incurred by or for which Priority is otherwise liable.
“Priority Investment Advisory Agreement” has the meaning set forth in Section 4.19.
“Priority Material Contracts” has the meaning set forth in Section 4.12(a).
“Priority Per-Share NAV” means the per-share net asset value of Priority Common Stock as of the NAV Calculation Date, as determined in good faith and in compliance with the Investment Company Act by the Priority Board, with the input of the Priority Valuation Firm as to the value of certain of its investment securities. For the avoidance of doubt, in determining the Priority Per-Share NAV, the Priority Board shall follow the same methodology used in determining the Priority Per-Share NAV when publicly disclosing the Priority Per-Share NAV in Priority SEC Reports and shall take into account (without duplication): (a) all necessary GAAP accruals and expenses since the date of Priority’s Most Recent Financial Statements, (b) the purchase and sale of investment securities, (c) any Priority Indebtedness, (d) any Priority Transaction Expenses, (e) Priority’s portion of any Joint Transaction Expenses, (f) Priority’s obligations with respect to payment of Stira Reimbursable Transaction Expenses under Section 9.3, and (g) all such other considerations as deemed necessary or appropriate by nationally recognized outside counsel to Priority to comply with any applicable SEC guidance regarding compliance with Section 23 of the Investment Company Act.
“Priority Regulatory Agreement” has the meaning set forth in Section 4.5(b).
“Priority Regulatory Approvals” has the meaning set forth in Section 4.4(a).
“Priority Representatives” has the meaning set forth in Section 4.21.
“Priority SEC Reports” has the meaning set forth in Section 4.5(c).
“Priority Series A Preferred Stock” has the meaning set forth in Section 4.2(a).
“Priority Series B Preferred Stock” has the meaning set forth in Section 4.2(a).
“Priority Representatives” has the meaning set forth in Section 4.21.
“Priority Term Preferred Stock” has the meaning set forth in Section 4.2(a).
“Priority Transaction Expenses” any and all Transaction Expenses incurred by or for which Priority is otherwise liable.

“Priority Third Party Consents” means all: (a) all Priority Regulatory Approvals; and (b) Priority Contractual Consents.
“Priority Valuation Firm” means Gifford Fong Associates.
“Proxy Statement/Prospectus” has the meaning set forth in Section 5.4(a).
“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, as amended.
“SEC” means the United States Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Stira” has the meaning set forth in the preamble to this Agreement.
“Stira Administration Agreement” means the Administration Agreement by and between Stira and Stira Adviser.
“Stira Administrator” means Stira Adviser.
“Stira Adviser” means Stira Investment Adviser, LLC.
“Stira Advisory Agreement” means the Investment Advisory Agreement by and between Stira and Stira Adviser.
“Stira Board” has the meaning set forth in the recitals to this Agreement.
“Stira Board Recommendation” has the meaning set forth in Section 5.3(a).
“Stira Certificate of Trust” means the Certificate of Trust of Stira, as filed with the Secretary of State of the State of Delaware as may be amended after the date hereof.
“Stira Class A Exchange Ratio” has the meaning set forth in Section 2.4(b)(i).
“Stira Class A Per-Share NAV” means the per-share net asset value of Stira Class A Shares as of the NAV Calculation Date, as determined in good faith and in compliance with the Investment Company Act by the Stira Board, with the input of the Stira Valuation Firm as to the value of certain of its investment securities; provided, however, that, if Stira’s investment securities have been liquidated pursuant to Section 2.9 and its assets consist solely of cash as of the NAV Calculation Date, then no valuation by the Stira Valuation Firm shall be necessary. For the avoidance of doubt, in determining the Stira Class A Per-Share NAV, the Stira Board shall take into account (without duplication): (a) all necessary GAAP accruals and expenses since the date of Stira’s Most Recent Financial Statements, (b) the purchase and sale of investment securities, (c) any Stira Indebtedness, (d) any Stira Transaction Expenses (other than the Stira Reimbursable Transaction Expenses, to the extent applicable), (e) Stira’s portion of any Joint Transaction Expenses, (f) the Stira D&O Tail Policy Expense, (g) any Liabilities under Stira Contracts (including, for the avoidance of doubt, any early termination or other amounts due upon termination thereof), and (h) all such other considerations as deemed necessary or appropriate by nationally recognized outside counsel to Stira to comply with any applicable SEC guidance regarding compliance with Section 23 of the Investment Company Act.
“Stira Class A Shares” means Stira shares designated as Class A Shares.
“Stira Class C Exchange Ratio” has the meaning set forth in Section 2.4(b)(ii).

“Stira Class C Per-Share NAV” means the per-share net asset value of Stira Class C Shares as of the NAV Calculation Date, as determined in good faith and in compliance with the Investment Company Act by the Stira Board, with the input of the Stira Valuation Firm as to the value of certain of its investment securities; provided, however, that, if Stira’s investment securities have been liquidated pursuant to Section 2.9 and its assets consist solely of cash as of the NAV Calculation Date, then no valuation by the Stira Valuation Firm shall be necessary. For the avoidance of doubt, in determining the Stira Class C Per-Share NAV, the Stira Board shall take into account (without duplication): (a) all necessary GAAP accruals and expenses since the date of Stira’s Most Recent Financial Statements, (b) the purchase and sale of investment securities, (c) any Stira Indebtedness, (d) any Stira Transaction Expenses (other than the Stira Reimbursable Transaction Expenses, to the extent applicable), (e) Stira’s portion of any Joint Transaction Expenses, (f) the Stira D&O Tail Policy Expense, (g) any Liabilities under Stira Contracts (including, for the avoidance of doubt, any early termination or other amounts due upon termination thereof), and (h) all such other considerations as deemed necessary or appropriate by nationally recognized outside counsel to Stira to comply with any applicable SEC guidance regarding compliance with Section 23 of the Investment Company Act.
“Stira Class C Shares” means Stira shares designated of Class C Shares.
“Stira Class D Exchange Ratio” has the meaning set forth in Section 2.4(b)(iii).
“Stira Class D Per-Share NAV” means the per-share net asset value of Stira Class D Shares as of the NAV Calculation Date, as determined in good faith and in compliance with the Investment Company Act by the Stira Board, with the input of the Stira Valuation Firm as to the value of certain of its investment securities; provided, however, that, if Stira’s investment securities have been liquidated pursuant to Section 2.9 and its assets consist solely of cash as of the NAV Calculation Date, then no valuation by the Stira Valuation Firm shall be necessary. For the avoidance of doubt, in determining the Stira Class D Per-Share NAV, the Stira Board shall take into account (without duplication): (a) all necessary GAAP accruals and expenses since the date of Stira’s Most Recent Financial Statements, (b) the purchase and sale of investment securities, (c) any Stira Indebtedness, (d) any Stira Transaction Expenses (other than the Stira Reimbursable Transaction Expenses, to the extent applicable), (e) Stira’s portion of any Joint Transaction Expenses, (f) the Stira D&O Tail Policy Expense, (g) any Liabilities under Stira Contracts (including, for the avoidance of doubt, any early termination or other amounts due upon termination thereof), and (h) all such other considerations as deemed necessary or appropriate by nationally recognized outside counsel to Stira to comply with any applicable SEC guidance regarding compliance with Section 23 of the Investment Company Act.
“Stira Class D Shares” means Stira shares designated as Class D Shares.
“Stira Class I Exchange Ratio” has the meaning set forth in Section 2.4(b)(iv).
“Stira Class I Per-Share NAV” means the per-share net asset value of Stira Class I Shares as of the NAV Calculation Date, as determined in good faith and in compliance with the Investment Company Act by the Stira Board, with the input of the Stira Valuation Firm as to the value of certain of its investment securities; provided, however, that, if Stira’s investment securities have been liquidated pursuant to Section 2.9 and its assets consist solely of cash as of the NAV Calculation Date, then no valuation by the Stira Valuation Firm shall be necessary. For the avoidance of doubt, in determining the Stira Class I Per-Share NAV, the Stira Board shall take into account (without duplication): (a) all necessary GAAP accruals and expenses since the date of Stira’s Most Recent Financial Statements, (b) the purchase and sale of investment securities, (c) any Stira Indebtedness, (d) any Stira Transaction Expenses (other than the Stira Reimbursable Transaction Expenses, to the extent applicable), (e) Stira’s portion of any Joint Transaction Expenses, (f) the Stira D&O Tail Policy Expense, (g) any Liabilities under Stira Contracts (including, for the avoidance of doubt, any early termination or other amounts due upon termination thereof), and (h) all such other considerations as deemed necessary or appropriate by nationally recognized outside counsel to

Stira to comply with any applicable SEC guidance regarding compliance with Section 23 of the Investment Company Act.
“Stira Class I Shares” means Stira shares designated as Class I Shares.
“Stira Class T Exchange Ratio” has the meaning set forth in Section 2.4(b)(v).
“Stira Class T Per-Share NAV” means the per-share net asset value of Stira Class T Shares as of the NAV Calculation Date, as determined in good faith and in compliance with the Investment Company Act by the Stira Board, with the input of the Stira Valuation Firm as to the value of certain of its investment securities; provided, however, that, if Stira’s investment securities have been liquidated pursuant to Section 2.9 and its assets consist solely of cash as of the NAV Calculation Date, then no valuation by the Stira Valuation Firm shall be necessary. For the avoidance of doubt, in determining the Stira Class T Per-Share NAV, the Stira Board shall take into account (without duplication): (a) all necessary GAAP accruals and expenses since the date of Stira’s Most Recent Financial Statements, (b) the purchase and sale of investment securities, (c) any Stira Indebtedness, (d) any Stira Transaction Expenses (other than the Stira Reimbursable Transaction Expenses, to the extent applicable), (e) Stira’s portion of any Joint Transaction Expenses, (f) the Stira D&O Tail Policy Expense, (g) any Liabilities under Stira Contracts (including, for the avoidance of doubt, any early termination or other amounts due upon termination thereof), and (h) all such other considerations as deemed necessary or appropriate by nationally recognized outside counsel to Stira to comply with any applicable SEC guidance regarding compliance with Section 23 of the Investment Company Act.
“Stira Class T Shares” means Stira shares designated as Class T Shares.
“Stira Contracts” has the meaning set forth in Section 5.3(b).
“Stira Contractual Consents” has the meaning set forth in Section 5.4(b).
“Stira Disclosure Schedule” means that certain disclosure schedule delivered by Stira to Priority prior to the execution of this Agreement, which schedule sets forth, among other things, items the disclosure of which is necessary or appropriate either in response to an express disclosure requirement contained in Article V or as an exception to one or more representations or warranties contained in this Article V, or to one or more of Stira’s covenants contained in this Agreement.
“Stira D&O Tail Policy Expense” has the meaning set forth in Section 7.4.
“Stira Indebtedness” any and all Indebtedness incurred by or for which Stira is otherwise liable.
“Stira Investment Advisory Agreement” has the meaning set forth in Section 5.19(c).
“Stira Material Contracts” has the meaning set forth in Section 5.12(a).
“Stira Regulatory Agreement” has the meaning set forth in Section 5.5(b).
“Stira Regulatory Approvals” has the meaning set forth in Section 5.4(a).
“Stira Reimbursable Transaction Expenses” means Stira’s documented, reasonable, Third Party, out-of-pocket fees and expenses of attorneys, accountants and other advisers (which shall not, for the avoidance of doubt, include Stira Adviser or any other Affiliates of Stira) incurred in connection with the Merger.
“Stira Representatives” has the meaning set forth in Section 4.21.

“Stira SEC Reports” has the meaning set forth in Section 5.5(c).
“Stira Shareholder Approval” has the meaning set forth in Section 5.3(a).
“Stira Shareholder Meeting” has the meaning set forth in Section 5.4(a).
“Stira Shares” means Stira Class A Shares, Stira Class C Shares, Stira Class D Shares, Stira Class I Shares and Stira Class T Shares.
“Stira Third Party Consents” means all: (a) all Stira Regulatory Approvals; and (b) Stira Contractual Consents.
“Stira Transaction Expenses” any and all Transaction Expenses incurred by or for which Stira is otherwise liable.
“Stira Trust Agreement” means the Amended and Restated Declaration of Trust and Trust Agreement of Stira, as in effect as of the date hereof.
“Stira Valuation Firm” means Valuation Research Corporation.
“Street Shares” has the meaning set forth in Section 3.4(b).
“Subsequent Expense Deposit” has the meaning set forth in Section 2.8.
“Subsidiary” means, with respect to any Person, any corporation, company, limited liability company, partnership, association, or other business entity of which: (a) if a corporation or a company, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof, or (b) if a limited liability company, partnership, association, or other business entity (other than a corporation or a company), a majority of the partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more Subsidiaries of such Person or a combination thereof and for this purpose, a Person or Persons own a majority ownership interest in such a business entity (other than a corporation or a company) if such Person or Persons shall be allocated a majority of such business entity’s gains or losses or shall be a, or control any, managing director or general partner of such business entity (other than a corporation or a company); provided, however, the term “Subsidiary” shall not include any portfolio company of the Person in question that is included in its investment securities.
“Superior Proposal” means any bona fide written Alternative Proposal made by a Third Party (but substituting “sixty-six and two-thirds percent (66 2/3%)” for the references in the definition thereof to “ten percent (10%)”) that was not knowingly solicited by, or the result of any knowing solicitation or other breach of Section 7.8 by, Stira or any of the Stira Representatives: (a) on terms which the Stira Board determines in good faith (after receiving written advice of its nationally recognized outside counsel) to be superior for the Stira shareholders, taken as a group and in their capacities as such, from a financial point of view, as compared to the Merger (after taking into account the payments required under Section 9.4 and any alternative proposed by Priority in accordance with Section 7.8), (b) that is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the Alternative Proposal, including any conditions, and the identity of the Third Party) in a timely manner, and (c) in respect of which any required financing has been determined in good faith by the Stira Board (including a majority that are not “interested persons” as defined in the Investment Company Act) to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.

“Surviving Entity” has the meaning set forth in the recitals to this Agreement.
“Takeover Statutes” means any restriction on “business combinations” set forth in Section 3-602 of the MGCL or any other “moratorium,” “control share,” “fair price,” “takeover” or “interested stockholder” law.
“Tax” or “Taxes” means: (a) all federal, state, local, and foreign income, excise, gross receipts, gross income, ad valorem, profits, gains, property, capital, sales, transfer, use, payroll, employment, severance, withholding, duties, intangibles, franchise, backup withholding, value added and other taxes, charges, levies or like assessments together with all penalties and additions to tax and interest thereon, and (b) any liability for Taxes described in clause (a) above under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign law).
“Tax Return” means, with respect to a Person, a report, return or other information (including any amendments) required to be supplied to a Governmental Entity with respect to Taxes including, where permitted or required, combined or consolidated returns for any group of entities that includes the Person.
“Termination Expense Reimbursement” has the meaning set forth in Section 9.4(b).
“Termination Fee” has the meaning set forth in Section 9.4(a).
“Third Party” means a third party (or group of persons) not affiliated with Priority or Stira, or their respective Affiliates.
“Transaction Expenses” means, with respect to a party, any and all costs, fees, expenses, commissions, bonuses and other amounts arising out of and incurred by such party in connection with this Agreement or the consummation of the transactions contemplated hereby (including research, preparation, due diligence, drafting of documents, negotiations, consultations, assessments and valuations), including any: (a) fees and expenses of any attorneys, accountants, investment bankers, consultants, advisers, brokers, management companies or other agents or representatives of such party, (b) fees, expense reimbursements or other payment payable by such party in connection with obtaining the consent or approval of this Agreement or the consummation of the transactions contemplated hereby or upon any termination of any contractual arrangements that are required pursuant to their terms to be terminated in connection with this Agreement or the consummation of the transactions contemplated hereby, and (c) severance, retention, change of control, sale, transaction or other bonuses, fees or other payments or compensation of any kind payable by such party to any of its current or former employees, officers, directors, managers, members, equity holders, option holders, consultants or independent contractors in connection with this Agreement or consummation of the transactions contemplated hereby whether payable at or after the Closing (including the employer portion of any Taxes related to such payments).
ARTICLE II
THE MERGER
2.1    The Merger. Subject to the terms and conditions of this Agreement, in accordance with applicable provisions of the MGCL and the DSTA, at the Effective Time, Stira shall merge with and into Priority and the separate corporate existence of Stira shall cease. Priority shall be the Surviving Entity in the Merger and shall continue its existence as a corporation incorporated under the laws of the State of Maryland.

2.2    Effective Time. Contemporaneously with the Closing, the parties shall file or cause to be filed: (a) Articles of Merger concerning the Merger, in the form attached hereto as Exhibit A (the “Maryland Articles of Merger”), with the Maryland State Department of Assessments and Taxation (“MDAT”); and (b) a Certificate of Merger concerning the Merger, in the form attached hereto as Exhibit B (the “Delaware Certificate of Merger”), with the

Secretary of State of the State of Delaware. The Merger shall become effective at the time (the “Effective Time”) set forth in the Maryland Articles of Merger and the Delaware Certificate of Merger.

2.3    Effects of the Merger. At and after the Effective Time, the Merger shall have the effects set forth in Section 3-114 of the MGCL and Section 3815 of the DSTA. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the respective property, rights, privileges and powers of each of Priority and Stira shall be vested in the Surviving Entity, and all debts, obligations, liabilities and duties of Priority and Stira shall become the debts, liabilities and duties of the Surviving Entity.

2.4    Conversion. At the Effective Time, by virtue of the Merger and without any action on the part of Priority, Stira, or the holder of any of the following securities:

(a)each share of Priority Common Stock issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding and shall not be affected by the Merger;

(b)subject to Sections 2.4(d) and (e):

(i) each Stira Class A Share (other than Excluded Stira Shares) shall be converted into the right to receive a number of shares of Priority Common Stock equal to the result of: (1) the Stira Class A Per-Share NAV, divided by (2) the Priority Per-Share NAV, in each case determined as of the NAV Calculation Date (the “Stira Class A Exchange Ratio”); provided, however, that if the aggregate number of the shares of Priority Common Stock receivable by a Stira shareholder in connection with the Merger as a result of applying the Stira Class A Exchange Ratio would include a fraction of a share of Priority Common Stock, such aggregate number of shares of Priority Common Stock shall be rounded up to the next largest number of whole shares and such Stira shareholder shall instead receive that amount of shares of Priority Common Stock;

(ii)each Stira Class C Share (other than Excluded Stira Shares) shall be converted into the right to receive a number of shares of Priority Common Stock equal to the result of: (1) the Stira Class C Per-Share NAV, divided by (2) the Priority Per-Share NAV, in each case determined as of the NAV Calculation Date (the “Stira Class C Exchange Ratio”); provided, however, that if the aggregate number of the shares of Priority Common Stock receivable by a Stira shareholder in connection with the Merger as a result of applying the Stira Class C Exchange Ratio would include a fraction of a share of Priority Common Stock, such aggregate number of shares of Priority Common Stock shall be rounded up to the next largest number of whole shares and such Stira shareholder shall instead receive that amount of shares of Priority Common Stock;

(iii)each Stira Class D Share (other than Excluded Stira Shares) shall be converted into the right to receive a number of shares of Priority Common Stock equal to the result of: (1) the Stira Class D Per-Share NAV, divided by (2) the Priority Per-Share NAV, in each case determined as of the NAV Calculation Date (the “Stira Class D Exchange Ratio”); provided, however, that if the aggregate number of the shares of Priority Common Stock receivable by a Stira shareholder in connection with the Merger as a result of applying the Stira Class D Exchange Ratio would include a fraction of a share of Priority Common Stock, such aggregate number of shares of Priority Common Stock shall be rounded up to the next largest number of whole shares and such Stira shareholder shall instead receive that amount of shares of Priority Common Stock;

(iv)each Stira Class I Share (other than Excluded Stira Shares) shall be converted into the right to receive a number of shares of Priority Common Stock equal to the result of: (1) the Stira Class I Per-Share NAV, divided by (2) the Priority Per-Share NAV, in each case determined as of the NAV

Calculation Date (the “Stira Class I Exchange Ratio”); provided, however, that if the aggregate number of the shares of Priority Common Stock receivable by a Stira shareholder in connection with the Merger as a result of applying the Stira Class I Exchange Ratio would include a fraction of a share of Priority Common Stock, such aggregate number of shares of Priority Common Stock shall be rounded up to the next largest number of whole shares and such Stira shareholder shall instead receive that amount of shares of Priority Common Stock;

(v)each Stira Class T Share (other than Excluded Stira Shares) shall be converted into the right to receive a number of shares of Priority Common Stock equal to the result of: (1) the Stira Class T Per-Share NAV, divided by (2) the Priority Per-Share NAV, in each case determined as of the NAV Calculation Date (the “Stira Class T Exchange Ratio”); provided, however, that if the aggregate number of the shares of Priority Common Stock receivable by a Stira shareholder in connection with the Merger as a result of applying the Stira Class T Exchange Ratio would include a fraction of a share of Priority Common Stock, such aggregate number of shares of Priority Common Stock shall be rounded up to the next largest number of whole shares and such Stira shareholder shall instead receive that amount of shares of Priority Common Stock (the aggregate shares of Priority Common Stock to be issued to the Stira shareholders of Stira Class A Share, Stira Class C Share, Stira Class D Share, Stira Class I Share, and Stira Class T Share are referred to as the “Merger Shares”);

(c)each Stira Share issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, represent only the right to receive Merger Shares pursuant to this Section 2.4;

(d)if, between the date of this Agreement and the Effective Time, the outstanding Priority Common Stock shall have been increased, decreased, changed into or exchanged for a different number or kind of shares or securities as a result of a reclassification, stock dividend, stock split, reverse stock split, or other similar change (excluding sales of Priority Common Stock, sales of Priority equity-linked securities, and issuance of Priority Common Stock pursuant to Priority’s dividend reinvestment plan or otherwise in lieu of a portion of any cash dividend declared by Priority), if and to the extent necessary, an appropriate and proportionate adjustment shall be made to the Stira Class A Exchange Ratio, Stira Class C Exchange Ratio, Stira Class D Exchange Ratio, Stira Class I Exchange Ratio or Stira Class T Exchange Ratio, as the case may be; and

(e)if, between the date of this Agreement and the Effective Time, the outstanding Stira Shares shall have been increased, decreased, changed into or exchanged for a different number or kind of shares or securities as a result of a reclassification, share dividend, share split, reverse share split, or other similar change (excluding sales of Stira Shares, sales of Stira equity-linked securities, and issuance of Stira Shares pursuant to Stira’s dividend reinvestment plan or otherwise in lieu of a portion of any cash dividend declared by Stira), if and to the extent necessary, an appropriate and proportionate adjustment shall be made to the Stira Class A Exchange Ratio, Stira Class C Exchange Ratio, Stira Class D Exchange Ratio, Stira Class I Exchange Ratio or Stira Class T Exchange Ratio, as the case may be.

2.5    Articles of Incorporation and Bylaws of the Surviving Entity. The Priority Articles, as in effect immediately prior to the Effective Time, shall be the Articles of Incorporation of the Surviving Entity until thereafter amended in accordance with their terms and Applicable Law. The Priority Bylaws, as in effect immediately prior to the Effective Time, shall be the bylaws of the Surviving Entity until thereafter amended in accordance with their terms and Applicable Law.

2.6    Directors and Officers. The directors and officers of Priority, as of immediately prior to the Effective Time, shall be the directors and officers of the Surviving Entity from and after the Effective Time until their respective successors in such offices shall have been duly elected, appointed or qualified or until their respective earlier death, resignation or removal in accordance with the Priority Articles and the Priority Bylaws.

2.7    Dissenter Rights. In accordance with Section 3815 of the DSTA and Stira Certificate of Trust, no appraisal rights shall be available to holders of Stira Shares in connection with the Merger.

2.8    Stira Expense Deposits. Within three (3) Business Days after date of this Agreement, Priority shall pay to Stira two hundred thousand dollars ($200,000) for it to use for Stira Reimbursable Transaction Expenses, by wire transfer of immediately available funds to Stira’s account (the “Initial Expense Deposit”). If the Closing has not occurred by such time, on the date that is forty-five (45) Business Days after the date of this Agreement, Priority shall pay to Stira an additional fifty thousand dollars ($50,000) for it to use for Stira Reimbursable Transaction Expenses, by wire transfer of immediately available funds to Stira’s account (the “Subsequent Expense Deposit”). The Initial Expense Deposit and the Subsequent Expense Deposit (if any) (collectively, the “Expense Deposits”) will either be non-refundable or be required to be returned by Stira to Priority in certain circumstances, as described in Section 9.1.

2.9    Liquidation of Stira Investments. By no later than five (5) Business Days prior to the NAV Calculation Date, as reasonably estimated by the parties, except as provided in Section 2.9 of the Stira Disclosure Schedule, Stira shall cause all of its investment securities to be liquidated and thereby be converted into cash and cash equivalents. The parties agree and acknowledge that: (a) Stira shall provide the draft documentation for each sale of Stira’s investment securities to Priority for its review and reasonable approval and obtain Priority’s prior written consent (not to be unreasonably withheld) to any material changes to such approved sale documentation; (b) any of Stira’s investment securities that are sold, but not yet settled, as of the NAV Calculation Date will be treated as having been sold for the purchase price amount receivable by Stira from such sale (net of any applicable commissions, charges, offsets or other reductions), as stated in the sale documentation for purposes of such calculation, as long as the counterparty to such sale is an Eligible Institution; (c) the counterparty to any sale of Stira’s investment securities that: (i) will not settle by the NAV Calculation Date must be an Eligible Institution, or (ii) will settle by the NAV Calculation Date does not necessarily need to be an Eligible Institution; and (d) the sale documentation for each sale of Stira’s investment securities must specify that payments made by the counterparty upon settlement of the sale transaction will be made to Priority, as successor by merger to Stira.

ARTICLE III
CLOSING; DELIVERY OF MERGER CONSIDERATION
3.1    Closing. On the terms and subject to the conditions set forth in this Agreement, the closing of the Merger (the “Closing”) shall take place at 10:00 a.m., Eastern time, on a date and at a place to be specified by the parties, which date shall be no later than five (5) Business Days after the satisfaction or waiver (subject to Applicable Law) of the last to occur of the conditions set forth in Article VIII (other than those conditions that by their nature are to be satisfied or waived at the Closing), unless extended by mutual agreement of the parties (the “Closing Date”).

3.2    Exchange Agent. Prior to the Effective Time, Priority shall appoint a bank or trust company reasonably acceptable to Stira, or Priority’s transfer agent, pursuant to an agreement (the “Exchange Agent Agreement”) to act as exchange agent (the “Exchange Agent”) hereunder.

3.3    Deposit of Merger Consideration. At or prior to the Effective Time, Priority shall authorize the Exchange Agent to issue an aggregate number of shares of Priority Common Stock equal to the aggregate Merger Shares.

3.4    Delivery of Merger Consideration.

(a)    Each holder of record, as of immediately prior to the Effective Time, of Stira Shares shall, upon receipt by the Exchange Agent of an “agent’s message” in customary form (it being understood that the holders of Stira Shares shall be deemed to have surrendered such Stira Shares upon receipt by the Exchange Agent of such

“agent’s message” or such other evidence, if any, as the Exchange Agent may reasonably request), be entitled to receive, and Priority shall cause the Exchange Agent to deliver as promptly as reasonably practicable after the Effective Time, the Merger Shares that such holder is entitled to receive as a result of the Merger, and such Stira Shares so deemed to have been surrendered shall forthwith be cancelled. No interest will be paid or accrued on any amount payable upon due surrender of Stira Shares.

(b)    Prior to the Effective Time, Priority and Stira shall reasonably cooperate to establish procedures with the Exchange Agent and The Depository Trust Company (“DTC”) designed to provide that the Exchange Agent will transmit to DTC or its nominee, on the Closing Date, the Merger Shares to which DTC is entitled to receive on behalf of its participants who are the beneficial owners of Stira Shares (“Street Shares”).

(c)    Each holder of Stira Shares that is deemed to have surrendered such Stira Shares as provided in Section 3.4(a) will be entitled to receive, promptly after the Effective Time, the Merger Shares into which the surrendered Stira Shares were converted in the Merger. Unless and until such deemed surrender occurs, the applicable Stira Shares shall represent after the Effective Time, for all purposes, only the right to receive, without interest, the Merger Shares into which such Stira Shares were converted in the Merger, together with dividends or distributions (if any) to which the holder of such Stira Shares is entitled to receive pursuant to this Article III.

(d)    No dividends or other distributions declared with respect to Priority Common Stock to shareholders of record on or after the Effective Time shall be delivered to the holder of any unsurrendered Stira Shares with respect to the shares of Priority Common Stock into which such Stira Shares were converted in the Merger, in each case unless and until deemed surrender of such Stira Shares occurs as provided in Section 3.4(a). Subject to the effect of applicable abandoned property, escheat or similar laws, following deemed surrender of any Stira Shares as provided in Section 3.4(a), the record holder thereof shall be entitled to receive, without interest: (i) the amount of dividends or other distributions with a record date after the Effective Time theretofore payable with respect to the whole shares of Priority Common Stock into which such Stira Shares were converted in the Merger which were not paid prior to the date of surrender, and/or (ii) at the appropriate payment date, the amount of dividends or other distributions payable with respect to shares of Priority Common Stock into which such Stira Shares were converted in the Merger with a record date after the Effective Time (but before such surrender date) and with a payment date subsequent to the surrender date.

(e)    The Exchange Agent (or, subsequent to the earlier of (x) the one (1) year anniversary of the Effective Time and (y) the expiration or termination of the Exchange Agent Agreement, Priority) shall be entitled to deduct and withhold from any Merger Shares otherwise issuable pursuant to this Agreement to any former Stira shareholder such amounts as the Exchange Agent or Priority, as the case may be, is required to deduct and withhold under the Code, or any provision of state, local or foreign Tax law, with respect to the making of such payment. To the extent the amounts are so withheld by the Exchange Agent or Priority, as the case may be, and timely paid over to the appropriate Governmental Entity, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the former Stira shareholder in respect of whom such deduction and withholding was made by the Exchange Agent or Priority, as the case may be.

(f)    After the Effective Time, there shall be no transfers on the share transfer books of Stira of the Stira Shares that were issued and outstanding immediately prior to the Effective Time other than to settle transfers of Stira Shares that occurred prior to the Effective Time. If, after the Effective Time, the Exchange Agent receives an “agent’s message” or other evidence pursuant to Section 3.4(a) with respect to any Stira Shares (whether Book-Entry Shares or Street Shares), such Stira Shares shall be cancelled and exchanged for the Merger Shares into which such Stira Shares were converted in the Merger, together with any distributions to which such holder is entitled in accordance with this Article III.

(g)    Any Merger Shares that remain unclaimed by former Stira shareholders as of the one (1) year anniversary of the Effective Time may be cancelled by Priority. In such event, any former Stira shareholders who have not theretofore complied with this Article III shall thereafter look only to Priority with respect to the Merger Shares and any unpaid dividends and distributions in respect of each share of Priority Common Stock such former Stira shareholder is entitled to, as determined pursuant to this Agreement, in each case, without any interest thereon. Notwithstanding the foregoing, none of Priority, Stira, the Surviving Entity, the Exchange Agent or any other Person shall be liable to any former holder of Stira Shares for any amount delivered in good faith to a public official pursuant to applicable abandoned property, escheat or similar laws.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF PRIORITY

Except as disclosed in Priority SEC Reports filed prior to the date of this Agreement, Priority hereby represents and warrants to Stira as follows:
4.1    Corporate Organization.

(a)    Priority is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. Priority has the requisite corporate power and corporate authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not, individually or in the aggregate, have a Material Adverse Effect on Priority.

(b)    True, complete and correct copies of Priority Articles and Priority Bylaws have previously been made available to Stira.

(c)    Priority has no Subsidiaries.

4.2    Capitalization.

(a)    As of December 19, 2018, the authorized capital stock of Priority consists of an aggregate of 200,000,000 shares of stock, consisting of: (i) 185,000,000 shares of Priority Common Stock; and (ii) 15,000,000 shares of Term Preferred Stock, par value $0.01 per share, of Priority (“Priority Term Preferred Stock”), of which: (A) 26,301,973 shares of Priority Common Stock were issued and outstanding, (B) 1,360,000 shares of Series A Term Preferred Stock, par value $0.01 per share, of Priority (“Priority Series A Preferred Stock”) were issued and outstanding, and (C) 1,000,000 shares of Series B Term Preferred Stock, par value $0.01 per share, of Priority (“Priority Series B Preferred Stock”) were issued and outstanding. Priority may issue additional shares of Priority Common Stock and authorize and issue additional series of Priority Term Preferred Stock, as well as issue additional shares of Priority Series A Preferred Stock and Priority Series B Preferred Stock, from time to time prior to the Closing. All of the issued and outstanding shares of Priority Common Stock, Priority Series A Preferred Stock and Priority Series B Preferred Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof. As of the date of this Agreement, except pursuant to this Agreement, Priority does not have and is not bound by any outstanding subscriptions, options, warrants, calls, rights, commitments or agreements of any character calling for the purchase or issuance of, or the payment of any amount based on, any shares of Priority Common Stock, Priority Series A Preferred Stock, Priority Series B Preferred Stock, or any other equity securities of Priority or any securities representing the right to purchase or otherwise receive any shares of Priority Common Stock, Priority Series A

Preferred Stock, Priority Series B Preferred Stock, or other equity securities of Priority. As of the date of this Agreement, there are no contractual obligations of Priority: (i) to repurchase, redeem or otherwise acquire any shares of capital stock of Priority or any equity security of Priority or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of Priority, or (ii) pursuant to which Priority is or could be required to register shares of Priority capital stock or other securities under the Securities Act.

(b)    The Merger Shares, when issued in compliance with the provisions of this Agreement, will be validly issued and will be fully paid and nonassessable, free of any Liens, and will not be subject to any preemptive rights, whether arising under the laws of the State of Maryland or the Priority Articles or the Priority Bylaws, as amended or restated, or any Priority Contract.

4.3    Authority; No Violation.

(a)    Priority has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly approved by the Priority Board. The Priority Board has determined that the Merger, the issuance of the Merger Shares, this Agreement and the other transactions contemplated by this Agreement are advisable and in the best interests of Priority and its shareholders. Except for the approval of the Priority Board, no other corporate proceedings on the part of Priority are necessary to approve the Merger, this Agreement or the transactions contemplated hereby, including any approval of the shareholders of Priority. This Agreement has been duly and validly executed and delivered by Priority and (assuming due authorization, execution and delivery by Stira) constitutes the valid and binding obligation of Priority, enforceable against Priority in accordance with its terms, except as may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or similar laws of general applicability relating to or affecting the rights of creditors generally and subject to general principles of equity (the “Bankruptcy and Equity Exception”).

(b)    Neither the execution and delivery of this Agreement by Priority nor the consummation by Priority of the transactions contemplated hereby, nor compliance by Priority with any of the terms or provisions of this Agreement, will: (i) violate any provision of Priority Articles or Priority Bylaws, or (ii) assuming that the consents, approvals and filings referred to in Section 4.4 are duly obtained and/or made, (A) violate any Applicable Law applicable to Priority or any of its properties or assets, or (B) except as would not, individually or in the aggregate, have a Material Adverse Effect on Priority, violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the respective properties or assets of Priority under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, franchise, agreement or other instrument or obligation to which Priority is a party or by which any of its properties or assets is bound (collectively, the “Priority Contracts”).

4.4    Consents and Approvals.

(a)    Except for: (i) the filing with the SEC of a registration statement on Form N-14 (the “Form N-14 Registration Statement”) and declaration of effectiveness by the SEC of the Form N-14 Registration Statement, (ii) the filing of the Maryland Articles of Merger with MDAT, or (iii) such filings and approvals (if any) as are required to be made or obtained under the securities or “Blue Sky” laws of various states in connection with the issuance of the shares of Priority Common Stock pursuant to this Agreement (the matters described in the foregoing clauses (i) through (iiii) are, collectively, the “Priority Regulatory Approvals”), no other consents, authorizations, approvals, or exemptions from, or notices to, or filings with, any Governmental Entity are required in connection with the execution and delivery by Priority of this Agreement or the consummation by Priority of the Merger and the other transactions contemplated by this Agreement.

(b)    Except for: (i) consents and approvals of counterparties to Priority Contracts required in connection with the execution and delivery by Priority of this Agreement or the consummation by Priority of the Merger and the other transactions contemplated by this Agreement (collectively, the “Priority Contractual Consents”), and (ii) matters described in Section 4.4(a), no consents or approvals of any Person are required in connection with the execution and delivery by Priority of this Agreement or the consummation by Priority of the Merger and the other transactions contemplated by this Agreement.

4.5    Reports; Regulatory Matters.

(a)    Priority has timely filed all reports, registration statements and certifications, together with any amendments required to be made with respect thereto, that it was required to file since December 31, 2016 with: (i) the SEC, (ii) any Governmental Entity, and all other reports and statements required to be filed by them since December 31, 2016, including any report or statement required to be filed pursuant to the laws, rules or regulations of the United States, any state, any foreign entity, or any Governmental Entity, and have paid all fees and assessments due and payable in connection therewith. Except for normal examinations of Priority conducted by a Governmental Entity in the ordinary course of its business, no Governmental Entity has initiated since December 31, 2016 or has pending any proceeding, enforcement action or, to the Knowledge of Priority, investigation into the business, disclosures or operations of Priority. Since December 31, 2016, no Governmental Entity has resolved any proceeding, enforcement action or, to the Knowledge of Priority, investigation into the business, disclosures or operations of Priority. There is no unresolved, or, to Priority’s Knowledge, threatened comment or stop order by any Governmental Entity with respect to any report or statement relating to any examinations or inspections of Priority. Since December 31, 2016, there have been no formal or informal inquiries by, or disagreements or disputes with, any Governmental Entity with respect to the business, operations, policies or procedures of Priority (other than normal examinations conducted by a Governmental Entity in the ordinary course of Priority’s business).

(b)    Priority is not subject to any cease-and-desist or other order or enforcement action issued by, and is not a party to any written agreement, consent agreement or memorandum of understanding with, or a party to any commitment letter or similar undertaking to, or subject to any order or directive by, and has not been ordered to pay any civil money penalty by, or been since December 31, 2016, a recipient of any supervisory letter from, or since December 31, 2016, adopted any policies, procedures or board resolutions at the request or suggestion of, any Governmental Entity that currently restricts in any material respect the conduct of its business, or in any material manner relates to its credit, risk management or compliance policies, its internal controls, its management or its business (each item in this sentence, a “Priority Regulatory Agreement”), nor has Priority been advised since December 31, 2016 by any Governmental Entity that it is considering issuing, initiating, ordering, or requesting any such Priority Regulatory Agreement.

(c)    Priority has filed on the SEC’s EDGAR system each: (i) final registration statement, prospectus, report, schedule and definitive proxy statement filed with or furnished to the SEC by Priority pursuant to the Investment Company Act, Securities Act or the Exchange Act since December 31, 2016 (the “Priority SEC Reports”), and (ii) communication mailed by Priority to its shareholders since December 31, 2016, and prior to the date of this Agreement. No such Priority SEC Report or communication, at the time filed, furnished or communicated (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of the relevant meetings, respectively), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except that information as of a later date (but before the date of this Agreement) shall be deemed to modify information as of an earlier date. As of their respective dates, all Priority SEC Reports complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto. No executive officer of Priority has failed in any respect to make the certifications required of him or her under Section 302 or 906 of the Sarbanes-Oxley Act.

4.6    Financial Statements.

(a)    The financial statements of Priority included in Priority SEC Reports (including the related notes, where applicable): (i) have been prepared from, and are in accordance with, the books and records of Priority, (ii) fairly present in all material respects the results of operations, cash flows, changes in shareholders’ equity and financial position of Priority for the respective fiscal periods or as of the respective dates therein set forth (subject in the case of unaudited statements to recurring year-end audit adjustments not material in nature and amount), (iii) complied as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, and (iv) have been prepared in accordance with GAAP consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto.

(b)    Priority has no Liabilities, except for Liabilities that: (i) are reflected or reserved against in its Most Recent Financial Statements (or readily apparent in the notes thereto), or (ii) were incurred in the ordinary course of business in a commercially reasonable manner since the date of its Most Recent Financial Statements.

(c)    Priority has implemented and maintains disclosure controls and procedures (as defined in Rule 30a-3(c) of the Investment Company Act) to ensure that material information relating to Priority is made known to the principal executive officer and the principal financial officer of Priority by others within those entities in connection with the reports it files under the Investment Company Act.

(d)    Since December 31, 2016, the principal executive officer and the principal financial officer of Priority have complied in all material respects with the applicable provisions of the Sarbanes-Oxley Act and under the Exchange Act. The principal executive officer and the principal financial officer of Priority have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act with respect to each Priority SEC Document filed by Priority. For purposes of this Section 4.6, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act.

4.7    Broker’s Fees. Priority has not utilized any broker, finder or financial adviser or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with the Merger or any other transactions contemplated by this Agreement.

4.8    Absence of Certain Changes or Events. Since the date of Priority’s Most Recent Financial Statements, no event or events have occurred that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on Priority.

4.9    Legal Proceedings.

(a)    Except as would not, individually or in the aggregate, have a Material Adverse Effect on Priority, Priority is not a party to any, and there is no pending or, to the best of Priority’s Knowledge, threatened, Litigation against Priority or to which any of its assets are subject.

(b)    Except as would not, individually or in the aggregate, have a Material Adverse Effect on Priority, there is no judgment, settlement agreement, order, injunction, decree or regulatory restriction (other than those of general application that apply to similarly situated companies) imposed upon Priority or any of its assets.

4.10    Taxes and Tax Returns.

(a)    Priority: (i) has duly and timely filed (including all applicable extensions) all federal, state, local and foreign income and other material Tax Returns required to be filed by it on or prior to the date of this Agreement and all such Tax Returns are accurate and complete, (ii) has paid all Taxes shown thereon as due, and (iii) has duly paid or made provision for the payment of all Taxes that have been incurred or are due or claimed to be due from it by the IRS or any other federal, state, foreign or local taxing authorities other than Taxes that are not yet delinquent or are being contested in good faith, have not been finally determined and have been adequately reserved against under GAAP. There are no material disputes pending, or written claims asserted, for Taxes or assessments upon Priority for which it does not have reserves that are adequate under GAAP. Priority is not a party to or bound by any Tax sharing, allocation or indemnification agreement or arrangement.

(b)    Priority has made a valid election under Subchapter M of Chapter 1 of the Code to be taxed as a regulated investment company. Priority has qualified as a regulated investment company at all times subsequent to such election, expects to qualify as a regulated investment company for its current taxable year ending on the Closing Date, has not taken or omitted to take any action, which could reasonably be expected to result in Priority’s failure to qualify as a regulated investment company, and no challenge to Priority’s status as a regulated investment company is pending or, to Priority’s Knowledge, threatened in writing. At all times since such election, Priority has satisfied the distribution requirements imposed on a regulated investment company under Section 852 of the Code.

(c)    Priority has complied in all material respects with all Applicable Laws relating to the payment and withholding of Taxes and has, within the time and in the manner prescribed by Applicable Law, withheld from and paid over all amounts required to be so withheld and paid under Applicable Laws.

(d)    There are no Liens for Taxes upon the assets of Priority, except for Liens for Taxes not yet due and payable and Liens for Taxes that are both being contested in good faith and adequately reserved for in accordance with GAAP.

(e)    Priority has not granted any waiver, extension, or comparable consent regarding the application of the statute of limitations with respect to any Taxes or Tax Return that is outstanding, nor any request for such waiver or consent has been made.

4.11    Compliance with Applicable Law.

(a)    Priority holds all Permits necessary for the lawful conduct of its business, and has complied in all respects with and is not in default in any respect under, any Permit or Applicable Law, except for such failures, non-compliance or defaults that would not, individually or in the aggregate, have a Material Adverse Effect on Priority.

4.12    Certain Contracts.

(a)    Except as expressly contemplated by this Agreement, Priority is not a party to or bound by any Priority Contract that is a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K under the Securities Act) to be performed after the date of this Agreement that has not been filed or incorporated by reference in Priority SEC Reports filed prior to the date hereof (collectively, the “Priority Material Contracts”).

(b)    (i) Each Priority Material Contract is valid and binding on Priority, enforceable against it in accordance with its terms (subject to the Bankruptcy and Equity Exception), and is in full force and effect, (ii) Priority and, to Priority’s Knowledge, each other party thereto has duly performed all obligations required to be performed by it to date under each Priority Material Contract, and (iii) no event or condition exists that constitutes or, after notice or lapse of time or both, will constitute, a breach, violation or default on the part of Priority or, to Priority’s Knowledge, any other party thereto under any such Priority Material Contract. There are no disputes pending or, to Priority’s Knowledge, threatened with respect to any Priority Material Contract.

4.13    Investment Securities. Priority has good title to all investment securities (including any evidence of indebtedness) owned by it, free and clear of any Liens, except: (a) for restrictions on transferability arising under the Organizational Documents of the issuers of such investment securities, (b) to the extent such investment securities are pledged to secure any of Indebtedness owed by Priority, (c) for restrictions on transferability arising under federal or state securities laws, or (d) for Liens or restrictions which would not individually or in the aggregate be material with respect to the value, ownership or transferability of such investment securities.

4.14    Property. Priority: (a) has good and marketable title to all of its properties and assets (excluding investment securities, which are addressed in Section 4.13 above) reflected in the Most Recent Financial Statements as being owned by Priority or acquired after the date thereof (except properties sold or otherwise disposed of since the date thereof in the ordinary course of business)), free and clear of all Liens of any nature whatsoever, except Permitted Liens, and (b) is the lessee of all leasehold estates reflected in the Most Recent Financial Statements or acquired after the date thereof (except for leases that have expired by their terms since the date thereof), free and clear of all Liens of any nature whatsoever, except for Permitted Liens, and is in possession of the properties purported to be leased thereunder, and each such lease is valid without default thereunder by the lessee or, to Priority’s Knowledge, the lessor.

4.15    Intellectual Property. Priority owns or possesses sufficient Intellectual Property Rights reasonably necessary to conduct its business as now conducted and as described in Priority SEC Reports, except where the failure to own or possess such rights would not reasonably be expected to result in a Material Adverse Effect on Priority; and the expected expiration of any of such Intellectual Property Rights would not result in a Material Adverse Effect on Priority.

4.16    Priority Information. The information relating to Priority that is provided by Priority or the Priority Representatives for inclusion in the Form N-14 Registration Statement, or in any application, notification or other document filed with any Governmental Entity in connection with the transactions contemplated by this Agreement, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances in which they are made, not misleading. The Form N-14 Registration Statement as it relates to Priority and other portions within the reasonable control of Priority will comply in all material respects with the provisions of the Exchange Act and the Investment Company Act.

4.17    Insurance. Priority maintains, or is covered by, policies of insurance in such amounts and against such risks as are customary in the industries in which Priority operates. Except as would not be reasonably expected to have a Material Adverse Effect on Priority, all such insurance policies are in full force and effect and will not in any way be affected by, or terminate or lapse by reason of, the execution (but not the performance) of this Agreement.

4.18    Environmental Matters. Except as would not, individually or in the aggregate, have a Material Adverse Effect on Priority, there are no legal, administrative, arbitral or other proceedings, claims, actions, causes of action or notices with respect to any Environmental Laws, pending or threatened against Priority. Priority is not subject to any agreement, order, judgment, decree, letter or memorandum by or with any Governmental Entity or Third Party imposing any liability or obligation with respect to any of the foregoing.

4.19    Priority Adviser and Priority Administrator.

(a)    Priority Adviser is duly formed, validly existing and in good standing under the laws of the State of Delaware. Priority Administrator is duly formed, validly existing and in good standing under the laws of the State of Delaware. Each of Priority Adviser and Priority Administrator has the requisite power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not, individually or in the aggregate, have a Material Adverse Effect on Priority.

(b)    Since the respective dates as of which information is given in the Priority SEC Reports, except as otherwise stated therein, there has been no material adverse change in the operations, affairs or regulatory status of Priority Adviser or Priority Administrator.

(c)    Priority Adviser is duly registered with the SEC as an investment adviser under the Investment Advisers Act and is not prohibited by such act or the Investment Company Act from acting as Priority Adviser to Priority under the Investment Advisory Agreement by and between Priority and Priority Adviser (the “Priority Investment Advisory Agreement”) as contemplated by the Priority SEC Reports. There does not exist any proceeding or, to Priority’s Knowledge, any facts or circumstances the existence of which would reasonably adversely affect the registration of Priority Adviser with the SEC or the ability of Priority Adviser to perform its obligations under the Priority Investment Advisory Agreement.

(d)    There is no action, suit or proceeding or, to the Knowledge of Priority Adviser or Priority Administrator, inquiry or investigation before or brought by any court or Governmental Entity, now pending, or, to the Knowledge of Priority, threatened, against or affecting either Priority Adviser or Priority Administrator, which is required to be disclosed in the Priority SEC Reports.

(e)    No “affiliated person” (as defined under the Investment Company Act) of Priority Adviser has been subject to disqualification to serve in any capacity contemplated by Sections 9(a) and 9(b) of the Investment Company Act, unless, in each case, such Person has received exemptive relief from the SEC with respect to any such disqualification.

(f)    The Priority Investment Advisory Agreement has been duly authorized, executed and delivered by Priority and Priority Adviser, is in full force and effect, and no party thereto is in default or breach of any of its obligations thereunder. The Priority Administration Agreement has been duly authorized, executed and delivered by Priority and Priority Administrator, is in full force and effect, and no party thereto is in default or breach of any of its obligations thereunder. Each of the Priority Investment Advisory Agreement and the Priority Administration Agreement constitute valid and legally binding agreements of Priority Adviser and Priority Administrator, respectively, subject to the Bankruptcy and Equity Exception.

(g)    Neither Priority Adviser nor Priority Administrator is in violation of its Organizational Documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which Priority Adviser or Priority Administrator is a party or by which it or any of them may be bound, or to which any of the property or assets of Priority Adviser or Priority Administrator is subject, or in violation of any Applicable Law.

4.20    Approvals. As of the date of this Agreement, Priority knows of no reason why all regulatory approvals from any Governmental Entity required for the consummation of the transactions contemplated by this Agreement should not be obtained on a timely basis.

4.21    Investigation. Priority has conducted its own independent review and analysis of the businesses, assets, condition, operations and prospects of Stira and has been provided access to the properties, premises and records of Stira for this purpose. In entering into this Agreement, Priority has relied solely upon its own investigation and analysis, and Priority acknowledges that, except for the representations and warranties of Stira contained in Article V, neither Stira nor Stira Adviser or any of their other respective Affiliates or any of the employees, officers, directors, managers, members, equity holders, agents or representatives of any such Person (collectively, “Stira Representatives”) makes any representation or warranty, either express or implied, as to the accuracy or completeness of any of the information provided or made available to Priority, nor Priority Adviser or any of their other respective Affiliates or any of the employees, officers, directors, managers, members, equity holders, agents or representatives of any such Person (collectively, “Priority Representatives”). Without limiting the generality of the foregoing, Priority agrees and acknowledges that none of Stira nor any of the Stira Representatives has made any representation or warranty to Priority with respect to: (a) any projections, estimates or budgets for Stira, or (b) any materials, documents or information relating to Stira made available to Priority, nor any Priority Representatives in any electronic data room maintained by Stira in connection with the transactions contemplated by this Agreement, any confidential information memorandum, any management presentation or otherwise, except and solely to the extent expressly and specifically covered by a representation or warranty in Article V, and Priority and the Priority Representatives hereby expressly, to the fullest extent allowable under Applicable Law, disclaims any reliance on the foregoing, except and solely to the extent expressly and specifically covered by a representation or warranty in Article V, in connection with Priority’s entrance into this Agreement and consummation of the Merger and the other transactions contemplated hereby.

4.22    No Other Representations or Warranties. Except for the representations and warranties contained in this Article IV, neither Priority, nor any of the other Priority Representatives is making or shall be deemed to make any express or implied representation or warranty with respect to Priority, any of its investment assets or portfolio company, or any other information provided to Stira in connection with the Merger and the other transactions contemplated by this Agreement, including the accuracy, completeness or timeliness thereof. Neither Priority, nor any of the Priority Representatives will have or be subject to any claim, liability or indemnification obligation to Stira, any Stira Representative, any holder of Stira Shares or any other Person resulting from the distribution or failure to distribute to Stira or any holder of Stira Shares, or Stira’s use of, any such information, including any information, documents, projections, estimates, forecasts or other material made available to Stira in any electronic data room maintained by Priority for purposes of the transactions contemplated by this Agreement, any confidential information memorandum, any management presentations or otherwise, except and solely to the extent expressly and specifically covered by a representation or warranty contained in this Article IV.

ARTICLE V
REPRESENTATIONS AND WARRANTIES OF STIRA

Except as disclosed in: (i) the Stira SEC Reports filed prior to the date of this Agreement, or (ii) the Stira Disclosure Schedule, Stira represents and warrants to Priority as follows:
5.1    Corporate Organization.

(a)    Stira is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware. Stira has the requisite trust power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not, individually or in the aggregate, have a Material Adverse Effect on Stira.

(b)    True, complete and correct copies of the Stira Certificate of Trust and the Stira Trust Agreement have previously been made available to Priority.

(c)    Stira has no Subsidiaries.

5.2    Capitalization. There are an unlimited number of authorized Stira Shares of which, as of the date of this Agreement: (a) 929,792.33 Stira Class A Shares, (b) 473,131.09 Stira Class C Shares, (c) 63,048.90 Stira Class D Shares, (d) 635,553.16 Stira Class I Shares, and (e) 1,861,795.87 Stira Class T Shares were issued and outstanding. As of the date of this Agreement, no Stira Shares were reserved for issuance. All of the issued and outstanding Stira Shares have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof. No Stira Voting Debt is issued or outstanding. As of the date of this Agreement, except pursuant to this Agreement, Stira does not have and is not bound by any outstanding subscriptions, options, warrants, calls, rights, commitments or agreements of any character calling for the purchase or issuance of, or the payment of any amount based on, any shares of Stira Shares, Stira Voting Debt or any other equity securities of Stira, or any securities representing the right to purchase or otherwise receive any Stira Shares, Stira Voting Debt or other equity securities of Stira. As of the date of this Agreement, except pursuant to this Agreement, there are no contractual obligations of Stira: (i) to repurchase, redeem or otherwise acquire any Stira Shares or any other equity securities of Stira or any securities representing the right to purchase or otherwise receive any Stira Shares or any other equity security of Stira, or (ii) pursuant to which Stira is or could be required to register any Stira Shares or other equity securities of Stira under the Securities Act.

5.3    Authority; No Violation.

(a)    Stira has full trust power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly approved by the Stira Board. The Stira Board has determined that the Merger, this Agreement and the transactions contemplated by this Agreement are advisable and in the best interests of Stira and its shareholders, has approved Stira consummating the Merger and has directed that the Merger be submitted to Stira’s shareholders for approval and adoption at the Stira Shareholder Meeting, together with the recommendation of the Stira Board that the shareholders approve and adopt the Merger (the “Stira Board Recommendation”) and has adopted a resolution to the foregoing effect. Except for the approval and adoption of the Merger by the affirmative vote of the lesser of (i) the holders of a majority of the outstanding Stira Shares or (ii) sixty-seven percent (67%) or more of the outstanding Stira Shares present at the Stira Shareholder Meeting if the holders of more than fifty percent (50%) of the outstanding Stira Shares are present or represented by proxy at the Stira Shareholder Meeting, voting together as a single class, (the “Stira Shareholder Approval”), no other corporate proceedings on the part of Stira are necessary to approve the Merger, this Agreement or the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Stira and (assuming due authorization, execution and delivery by Priority) constitutes the valid and binding obligation of Stira, enforceable against Stira in accordance with its terms (subject to the Bankruptcy and Equity Exception).

(b)    Neither the execution and delivery of this Agreement by Stira nor the consummation by Stira of the transactions contemplated hereby, nor compliance by Stira with any of the terms or provisions of this Agreement, will: (i) violate any provision of the Stira Certificate of Trust or the Stira Trust Agreement, or (ii) assuming that the consents, approvals and filings referred to in Section 5.4 are duly obtained and/or made, (A) violate any Applicable Law applicable to Stira, properties or assets, or (B) except as would not, individually or in the aggregate, have a Material Adverse Effect on Stira, violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the respective properties or assets of Stira under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, franchise, agreement or other instrument or obligation to which Stira is a party or by which it or any of its respective properties or assets is bound (collectively, the “Stira Contracts”).

5.4    Consents and Approvals.

(a)    Except for: (i) the filing with the SEC of a proxy statement in definitive form (the “Proxy Statement/Prospectus”) relating to the special meeting of Stira’s shareholders to be held in order to obtain the Stira Shareholder Approval (the “Stira Shareholder Meeting”) and of the Form N-14 Registration Statement in which the Joint Proxy Statement/Prospectus will be included as a prospectus, and declaration of effectiveness of the Form N-14 Registration Statement by the SEC, (ii) the filing of the Delaware Certificate of Merger with the Secretary of State of the State of Delaware, (iii) compliance with the Investment Company Act, and the rules and regulations promulgated thereunder, or (iv) as set forth on Section 5.4(a) of the Stira Disclosure Schedule (the matters described in the foregoing clauses (i) through (iv) are, collectively, the “Stira Regulatory Approvals”), no other consents, authorizations, approvals, or exemptions from, or notices to, or filings with, any Governmental Entity are required in connection with the execution and delivery by Stira of this Agreement or the consummation by Stira of the Merger and the other transactions contemplated by this Agreement.

(b)    Except for: (i) consents and approvals of counterparties to contracts to which Stira is a party that are required in connection with the execution and delivery by Stira of this Agreement or the consummation by Stira of the Merger and the other transactions contemplated by this Agreement (collectively, the “Stira Contractual Consents”), and (ii) the Stira Regulatory Approvals, no consents or approvals of any Person are required in connection with the execution and delivery by Stira of this Agreement or the consummation by Stira of the Merger and the other transactions contemplated by this Agreement.

5.5    Reports; Regulatory Matters.

(a)    Stira has timely filed all reports, registrations, statements and certifications, together with any amendments required to be made with respect thereto, that it was required to file since December 31, 2016, with each applicable Governmental Entity, and has paid all fees and assessments due and payable in connection therewith. Except for normal examinations conducted by a Governmental Entity in the ordinary course of the business of Stira, no Governmental Entity has initiated since December 31, 2016, or has pending any proceeding, enforcement action or, to the Knowledge of Stira, investigation into the business, disclosures or operations of Stira. Since December 31, 2016, no Governmental Entity has resolved any proceeding, enforcement action or, to the Knowledge of Stira, investigation into the business, disclosures or operations of Stira. There is no unresolved, or, to Stira’s Knowledge, threatened, comment, or stop order by any Governmental Entity with respect to any report or statement relating to any examinations or inspections of Stira. Since December 31, 2016, there have been no formal or informal inquiries by, or disagreements or disputes with, any Governmental Entity with respect to the business, operations, policies or procedures of Stira (other than normal examinations conducted by a Governmental Entity in Stira’s ordinary course of business).

(b)    Stira is not subject to any cease-and-desist or other order or enforcement action issued by, or is a party to any written agreement, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or has been ordered to pay any civil money penalty by, or has been since December 31, 2016, a recipient of any supervisory letter from, or since December 31, 2016, has adopted any policies, procedures or board resolutions at the request or suggestion of, any Governmental Entity that currently restricts in any material respect the conduct of its business (or to Stira’s

Knowledge that, upon consummation of the Merger, would restrict in any material respect the conduct of the business of Priority), or that in any material manner relates to its credit, risk management or compliance policies, its internal controls, its management or its business (each item in this sentence, a “Stira Regulatory Agreement”), nor has Stira been advised since December 31, 2016, by any Governmental Entity that it is considering issuing, initiating, ordering, or requesting any such Stira Regulatory Agreement.

(c)    Stira has filed on the SEC’s EDGAR system each: (i) final registration statement, prospectus, report, schedule and definitive proxy statement filed with or furnished to the SEC by Stira pursuant to the Investment Company Act, Securities Act or the Exchange Act since December 31, 2016 (the “Stira SEC Reports”), and (ii) communication mailed by Stira to its shareholders since December 31, 2016 and prior to the date of this Agreement. No such Stira SEC Report or communication, at the time filed, furnished or communicated (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of the relevant meetings, respectively), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except that information as of a later date (but before the date of this Agreement) shall be deemed to modify information as of an earlier date. As of their respective dates, all Stira SEC Reports complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto. No executive officer of Stira has failed in any respect to make the certifications required of him or her under Section 302 or 906 of the Sarbanes-Oxley Act.

5.6    Financial Statements.

(a)    The financial statements of Stira included in the Stira SEC Reports (including the related notes, where applicable): (i) have been prepared from, and are in accordance with, the books and records of Stira, (ii) fairly present in all material respects the results of operations, cash flows, changes in shareholders’ equity and consolidated financial position of Stira for the respective fiscal periods or as of the respective dates therein set forth (subject in the case of unaudited statements to recurring year-end audit adjustments normal in nature and amount), (iii) complied as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, and (iv) have been prepared in accordance with GAAP consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto.

(b)    Stira has no Liabilities, except for Liabilities that: (i) are reflected or reserved against in its Most Recent Financial Statements (or readily apparent in the notes thereto), or (ii) were incurred in the ordinary course of business in a commercially reasonable manner since the date of its Most Recent Financial Statements.

(c)    Stira has no outstanding Indebtedness for borrowed money.

(d)    Stira has implemented and maintains disclosure controls and procedures (as defined in Rule 30a-3(c) of the Investment Company Act) to ensure that material information relating to Stira is made known to the principal executive officer and the principal financial officer of Stira by others within those entities in connection with the reports it files under the Exchange Act.

(e)    Since December 31, 2016, the principal executive officer and the principal financial officer of Stira have complied in all material respects with the applicable provisions of the Sarbanes-Oxley Act and under the Exchange Act. The principal executive officer and the principal financial officer of Stira have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act with respect to each Stira SEC Document filed by Stira. For purposes of this Section 5.6, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act.

5.7    Broker’s Fees. Neither Stira nor any of its officers or trustees has employed any broker or finder or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with the Merger or related transactions contemplated by this Agreement.

5.8    Absence of Certain Changes or Events. Since the date of Stira’s Most Recent Financial Statements, no event or events have occurred that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on Stira’s financial statements.

5.9    Legal Proceedings.

(a)    Except as would not, individually or in the aggregate, have a Material Adverse Effect on Stira, Stira is not a party to any, and there is no pending or, to the best of Stira’s Knowledge, threatened, Litigation against Stira or to which any of its assets are subject.

(b)    Except as would not, individually or in the aggregate, have a Material Adverse Effect on Stira, there is no judgment, settlement agreement, order, injunction, decree or regulatory restriction (other than those of general application that apply to similarly situated companies) imposed upon Stira or the assets of Stira (or that, upon consummation of the Merger, would apply to Priority).

5.10    Taxes and Tax Returns.

(a)    Stira: (i) has duly and timely filed (including all applicable extensions) all federal, state, local and foreign income and other material Tax Returns required to be filed by it on or prior to the date of this Agreement and all such Tax Returns are accurate and complete, (ii) has paid all Taxes shown thereon as due, and (iii) has duly paid or made provision for the payment of all Taxes that have been incurred or are due or claimed to be due from it by the IRS or any other federal, state, foreign or local taxing authorities other than Taxes that are not yet delinquent or are being contested in good faith, have not been finally determined and have been adequately reserved against under GAAP. There are no material disputes pending, or written claims asserted, for Taxes or assessments upon Stira for which Stira does not have reserves that are adequate under GAAP. Stira is not a party to or is bound by any Tax sharing, allocation or indemnification agreement or arrangement (other than such an agreement or arrangement as described in the Stira Disclosure Schedule).

(b)    Stira has made a valid election under Subchapter M of Chapter 1 of the Code to be taxed as a regulated investment company. Stira has qualified as a regulated investment company at all times subsequent to such election and expects to qualify as such for its current taxable year ending on the Closing Date. At all times since such election, Stira has satisfied the distribution requirements imposed on a regulated investment company under Section 852 of the Code and will satisfy such distribution requirements for its current taxable year ending on the Closing Date.

(c)    Stira has complied in all material respects with all Applicable Laws relating to the payment and withholding of Taxes and have, within the time and in the manner prescribed by Applicable Law, withheld from and paid over all amounts required to be so withheld and paid under Applicable Laws.

(d)    There are no Liens for Taxes upon the assets of Stira, except for Liens for Taxes not yet due and payable and Liens for Taxes that are both being contested in good faith and adequately reserved for in accordance with GAAP.

(e)    Stira has not granted any waiver, extension, or comparable consent regarding the application of the statute of limitations with respect to any Taxes or Tax Return that is outstanding, nor any request for such waiver or consent has been made.

5.11    Compliance with Applicable Law. Stira holds all Permits necessary for the lawful conduct of its business, and has complied in all respects with, and is not in default in any respect under, any Permit or Applicable Law, except for such failures to hold permits or non-compliance or defaults under such Permits that would not, individually or in the aggregate, have a Material Adverse Effect on Stira.

5.12    Certain Contracts.

(a)    Except as set forth in Section 5.12 of the Stira Disclosure Schedule or as expressly contemplated by this Agreement, Stira is not a party to or bound by any Stira Contract that is a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K under the Securities Act) to be performed after the date of this Agreement that has not been filed or incorporated by reference in the Stira SEC Reports filed prior to the date hereof (collectively, the “Stira Material Contracts”).

(b)    Except as set forth in Section 5.12 of the Stira Disclosure Schedule: (i) each Stira Material Contract is valid and binding on Stira, enforceable against it in accordance with its terms (subject to the Bankruptcy and Equity Exception), and is in full force and effect, (ii) to Stira’s Knowledge, each other party thereto has duly performed all obligations required to be performed by it to date under each Stira Material Contract and (iii) no event or condition exists that constitutes or, after notice or lapse of time or both, will constitute, a breach, violation or default on the part of Stira or, to Stira’s Knowledge, any other party thereto under any such Stira Material Contract. Except as set forth in Section 5.12 of the Stira Disclosure Schedule, there are no disputes pending or, to Stira’s Knowledge, threatened with respect to any Stira Material Contract.

5.13    Investment Securities. Stira has good title to all investment securities (including any evidence of Indebtedness) owned by it, free and clear of any Liens, except: (a) for restrictions on transferability arising under the Organizational Documents of the issuers of such investment securities, (b) for restrictions on transferability arising under federal or state securities laws, or (c) for Liens or restrictions which would not individually or in the aggregate be material with respect to the value, ownership or transferability of such investment securities.

5.14    Property. Stira: (a) has good and marketable title to all the properties and assets (excluding investment securities, which are addressed in Section 5.13) reflected in the latest audited balance sheet included in such Stira SEC Reports as being owned by Stira or acquired after the date thereof (except properties sold or otherwise disposed of since the date thereof in the ordinary course of business), free and clear of all Liens of any nature whatsoever, except Permitted Liens, and (b) is the lessee of all leasehold estates reflected in the latest audited financial statements included in such Stira SEC Reports or acquired after the date thereof (except for leases that have expired by their terms since the date thereof), free and clear of all Liens of any nature whatsoever, except for Permitted Liens, and is in possession of the properties purported to be leased thereunder, and each such lease is valid without default thereunder by the lessee or, to Stira’s Knowledge, the lessor.

5.15    Intellectual Property. Stira owns or possesses sufficient Intellectual Property Rights reasonably necessary to conduct its business as now conducted and as described in the Stira SEC Reports, except where the failure to own or possess such rights would not reasonably be expected to result in a Material Adverse Effect on Stira; and the expected expiration of any of such Intellectual Property Rights would not result in a Material Adverse Effect on Stira.

5.16    Stira Information. The information relating to Stira that is provided by Stira or Stira Representatives for inclusion in the Form N-14 Registration Statement and/or Joint Proxy Statement/Prospectus, or in any application, notification or other document filed with any Governmental Entity in connection with the transactions contemplated by this Agreement, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances in which they are made, not misleading. The Joint

Proxy Statement/Prospectus as it relates to Stira and other portions within the reasonable control of Stira will comply in all material respects with the provisions of the Exchange Act and the Investment Company act, and the rules and regulations thereunder.

5.17    Insurance. Stira maintains, or are covered by, policies of insurance in such amounts and against such risks as are customary in the industries in which Stira operates. Except as would not be reasonably expected to have a Material Adverse Effect on Stira, all such insurance policies are in full force and effect and will not in any way be affected by, or terminate or lapse by reason of, the execution (but not the performance) of this Agreement.

5.18    Environmental Matters. Except as would not, individually or in the aggregate, have a Material Adverse Effect on Stira, taken as a whole, there are no legal, administrative, arbitral or other proceedings, claims, actions, causes of action or notices with respect to any Environmental Laws, pending or threatened against Stira. Stira is not subject to any agreement, order, judgment, decree, letter or memorandum by or with any Governmental Entity or Third Party imposing any liability or obligation with respect to any of the foregoing.

5.19    Stira Adviser.

(a)    Stira Adviser is duly formed, validly existing and in good standing under the laws of the State of Delaware. Stira Adviser has the requisite power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not, individually or in the aggregate, have a Material Adverse Effect on Stira.

(b)    Since the respective dates as of which information is given in the Stira SEC Reports, except as otherwise stated therein, there has been no material adverse change in the operations, affairs or regulatory status of Stira Adviser.

(c)    Stira Adviser is duly registered with the SEC as an investment adviser under the Investment Advisers Act and is not prohibited by such act or the Investment Company Act from acting as Stira Adviser of Stira under the Investment Advisory Agreement by and between Stira and Stira Adviser (“Stira Investment Advisory Agreement”) as contemplated by the Stira SEC Reports. There does not exist any proceeding or, to Stira’s Knowledge, any facts or circumstances the existence of which would be reasonably adversely affect the registration of Stira Adviser with the SEC or the ability of Stira Adviser to perform its obligations under the Stira Investment Advisory Agreement.

(d)    There is no action, suit or proceeding or, to the Knowledge of Stira Adviser, inquiry or investigation before or brought by any Governmental Entity, now pending, or, to the Knowledge of Stira, threatened, against or affecting Stira Adviser, which is required to be disclosed in the Stira SEC Reports.

(e)    No “affiliated person” (as defined under the Investment Company Act) of Stira Adviser has been subject to disqualification to serve in any capacity contemplated by the Investment Company Act under Sections 9(a) and 9(b) of the Investment Company Act, unless, in each case, such Person has received exemptive relief from the SEC with respect to any such disqualification.

(f)    The Stira Investment Advisory Agreement has been duly authorized, executed and delivered by Stira and Stira Adviser, is in full force and effect, and no party thereto is in default or breach of any of its obligations thereunder. The Stira Administration Agreement has been duly authorized, executed and delivered by Stira and Stira Adviser, is in full force and effect, and no party thereto is in default or breach of any of its obligations thereunder. Each of the Stira Investment Advisory Agreement and the Stira Administration Agreement constitute valid and legally binding agreement of Stira Adviser, subject to the Bankruptcy and Equity Exception.

(g)    Stira Adviser is not in violation of its Organizational Documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which Stira Adviser is a party or by which it may be bound, or to which any of the property or assets of Stira Adviser is subject, or in violation of any Applicable Law.

5.20    Approvals. As of the date of this Agreement, Stira knows of no reason why all regulatory approvals from any Governmental Entity required for the consummation of the transactions contemplated by this Agreement should not be obtained on a timely basis.

5.21    Investigation. Stira has conducted its own independent review and analysis of the businesses, assets, condition, operations and prospects of Priority and has been provided access to the properties, premises and records of Priority for this purpose. In entering into this Agreement, Stira has relied solely upon its own investigation and analysis, and Stira acknowledges that, except for the representations and warranties of Priority contained in Article IV, neither Priority nor any of the Priority Representatives is making any representation or warranty, either express or implied, as to the accuracy or completeness of any of the information provided or made available to Stira or any of the Stira Representatives. Without limiting the generality of the foregoing, Stira agrees and acknowledges that neither Priority nor any of the Priority Representatives has made any representation or warranty to Stira with respect to: (a) any projections, estimates or budgets for Priority, or (b) any materials, documents or information relating to Priority made available to Stira or any Stira Representatives in any electronic data room maintained by Priority in connection with the transactions contemplated by this Agreement, any confidential information memorandum, any management presentation or otherwise, except and solely to the extent expressly and specifically covered by a representation or warranty in Article IV, and Stira and the Stira Representatives hereby expressly, to the fullest extent allowable under Applicable Law, disclaims any reliance on the foregoing, except and solely to the extent expressly and specifically covered by a representation or warranty in Article IV, in connection with Stira’s entrance into this Agreement and consummation of the Merger and the other transactions contemplated hereby.

5.22    No Other Representations or Warranties. Except for the representations and warranties contained in this Article V, neither Stira nor any of the other Stira Representatives is making or shall be deemed to make any express or implied representation or warranty with respect to Stira, any investment assets or portfolio company, or any other information provided to Priority in connection with the Merger and the other transactions contemplated by this Agreement, including the accuracy, completeness or timeliness thereof. Neither Stira nor any of the Stira Representatives will have or be subject to any claim, liability or indemnification obligation to Priority, any Priority Representative, any holder of Priority Common Stock or any other Person resulting from the distribution or failure to distribute to Priority or any holder of Priority Common Stock, or Priority’s use of, any such information, including any information, documents, projections, estimates, forecasts or other material made available to Priority in any electronic data room maintained by Stira for purposes of the transactions contemplated by this Agreement, any confidential information memorandum, any management presentations or otherwise, except and solely to the extent expressly and specifically covered by a representation or warranty contained in this Article V.

ARTICLE VI
COVENANTS RELATING TO CONDUCT OF BUSINESS

6.1    Conduct of Stira Business Prior to the Effective Time. Except as expressly contemplated by or permitted by this Agreement or with the prior written consent of Priority, during the period from the date of this Agreement until the Effective Time, Stira shall: (a) conduct its business in the ordinary course in all material respects, as such business is being conducted as of the date hereof, and (b) use commercially reasonable efforts to maintain and preserve intact its business organization and advantageous business relationships and retain the services of its officers, trustees and employees. Except as expressly contemplated by or permitted by this Agreement or with the prior written consent of Priority, during the period from the date of this Agreement until the Effective Time, Stira shall take no action that is intended to or would reasonably be expected to adversely affect or materially delay the satisfaction of the conditions to the parties’ obligations to consummate the Merger and the other transactions contemplated hereby set forth in Article VIII.

6.2    Conduct of Priority Business Prior to the Effective Time. Except: (a) as provided in Section 6.4 or otherwise expressly contemplated by or permitted by this Agreement; or (b) with the prior written consent of Stira, during the period from the date of this Agreement until the Effective Time, Priority shall: (i) conduct its business in the ordinary course in all material respects, as such business is being conducted as of the date hereof; (ii) use commercially reasonable efforts to maintain and preserve intact its business organization and advantageous business relationships and retain the services of its trustees, directors and employees; and (iii) not take any action that is intended to or would reasonably be expected to adversely affect or materially delay the satisfaction of the conditions to the parties’ obligations to consummate the Merger and the other transactions contemplated hereby set forth in Article VIII.

6.3    Pre-Closing Covenants. Except as expressly permitted by this Agreement, as reasonably necessary or appropriate to comply with Applicable Law or Tax requirements, or with the prior written consent of Priority (which consent shall not be unreasonably withheld, conditioned or delayed), during the period from the date of this Agreement to the Effective Time, Stira shall not:

(a)    incur any Liabilities (including for the avoidance of doubt, Indebtedness), except for: (i) the Liabilities listed in Section 6.3(a) of the Stira Disclosure Schedule, and (ii) Liabilities not exceeding one hundred thousand dollars ($100,000) in any particular instance that are either (A) incurred in the ordinary course of business, or (B) related to the consummation of the Merger;

(b)    adjust, split, combine or reclassify any of Stira Shares;

(c)    except in the ordinary course consistent with past practice, make any other distribution on, or directly or indirectly redeem, purchase or otherwise acquire, any of Stira Shares or any securities or obligations convertible (whether currently convertible or convertible only after the passage of time or the occurrence of certain events) into or exchangeable for any of Stira Shares;

(d)    sell, transfer, pledge, lease, license, mortgage, encumber or otherwise dispose of any material amount of its properties or assets (including pursuant to securitizations) to any individual, corporation or other entity or cancel, release or assign any material amount of indebtedness to any such Person or any claims held by any such Person, in each case other than pursuant to contracts in force at the date of this Agreement;

(e)    amend, repeal or otherwise modify any provision of the Stira Certificate of Trust or the Stira Trust Agreement in a manner that would adversely affect Priority, the shareholders of Priority or the Merger and the other transactions contemplated by this Agreement;

(f)    take any action or willfully fail to take any action that is intended or may reasonably be expected to result in any of the conditions to the Merger set forth in Article VIII not being satisfied;

(g)    implement or adopt any change in its Tax accounting or financial accounting principles, practices or methods, other than as may be required by Applicable Law, GAAP or regulatory guidelines;

(h)    grant any share options or restricted shares, or grant any individual, corporation or other entity any right to acquire any of Stira Shares;

(i)    issue any additional Stira Shares or other securities; and

(j)    agree to take, or publicly announce an intention to take, any of the actions prohibited by this Section 6.3.

6.4    Permitted Actions by Priority. For the avoidance of doubt and notwithstanding anything to the contrary in this Agreement, during the period from the date of this Agreement until the Effective Time: (a) Priority shall be entitled to continue to conduct its business in the ordinary course, including raising additional preferred equity and debt capital, without being required to provide notice to or obtain the consent of Stira; and (b) Priority shall be entitled to solicit, initiate, facilitate, participate in discussions or negotiations concerning, enter into term sheets, letters of intent, and definitive agreements with respect to, and consummate, mergers, share exchanges, consolidations, sales of assets, sales of shares and/or similar transactions involving Priority, without being required to provide notice to or obtain the consent of Stira, as long as such transactions would not prevent consummation of the Merger and other transactions contemplated by this Agreement.

ARTICLE VII
ADDITIONAL AGREEMENTS

7.1    Regulatory and Other Matters.

(a)    The parties shall reasonably cooperate with each other and use their respective commercially reasonable efforts to, as soon as reasonably practicable after the date hereof: (i) prepare and file all necessary documentation, (ii) provide all applications, notices, petitions and filings to, and (iii) obtain as all permits, consents, approvals and authorizations from all Third Parties and Governmental Entities that are, in each case, necessary or advisable in order to satisfy the conditions to their respective obligations to effect the Merger and otherwise consummate the transactions contemplated by this Agreement set forth in Article VIII in compliance with the terms and conditions of the applicable Priority Contracts, Stira Contracts, permits, consents, approvals and authorizations of all such Third Parties or Governmental Entities or are otherwise required by Applicable Law, except that neither party will be required to agree or otherwise become subject to any divestiture, license, hold separate arrangement, restriction on its conduct, or similar action or arrangement in connection with obtaining any permit, consent, approval or authorization of any Third Party or Governmental Entity concerning the Merger or otherwise in connection with the consummation of the transactions contemplated by this Agreement if such divestitures, licenses, hold separate arrangements, restrictions on its conduct, or similar actions or arrangements would, either individually or collectively, reasonably be expected to have a Material Adverse Effect on such party. The parties shall each have the right to review in advance, and, to the extent reasonably practicable, each will consult with the other on, in each case subject to Applicable Laws relating to the confidentiality of information, all information relating to Priority or Stira, as the case may be, that appear in any filing made with, or written materials submitted to, any Third Party or any Governmental Entity in connection with the Merger and the other transactions contemplated by this Agreement. In exercising the foregoing right, each of the parties shall act reasonably and as promptly as reasonably practicable. The parties shall consult with each other with respect to the obtaining of all permits, consents, approvals and authorizations of all Third Parties and Governmental Entities necessary or advisable to consummate the Merger and the other transactions contemplated by this Agreement and each party will keep the other apprised of the status of matters relating to consummation of the Merger and the other transactions contemplated by this Agreement. Without limiting the generality of the foregoing, Stira shall, as soon as reasonably practicable after the date hereof, use commercially reasonable efforts to obtain the written consent of the counterparty to each Stira Contract concerning the termination of such Stira Contract, which shall be conditioned upon, and effective immediately to, the Merger, on terms and conditions reasonably acceptable to Priority.

(b)    Without in any way limiting the foregoing Section 7.1(a), Priority and Stira shall, as soon as reasonably practicable after the date hereof, prepare and file the Form N-14 Registration Statement and the related Proxy Statement/Prospectus with the SEC and use commercially reasonable efforts to have the Form N-14 Registration Statement declared effective by the SEC under the Securities Act as soon as reasonably practicable thereafter. Stira shall promptly mail or otherwise deliver the Proxy Statement/Prospectus to its shareholders upon such effectiveness. Priority shall use commercially reasonable efforts to obtain all necessary state securities Law and “blue sky” permits and approvals required to issue the Merger Shares to Stira shareholders in compliance with applicable federal and state securities laws and shall use commercially reasonable efforts to furnish all information concerning Priority and the holders of Priority Common Stock as may be reasonably requested by any Governmental Entity in connection with any such action. Each of Priority and Stira shall, upon request, furnish to the other all information concerning itself, its directors or trustees, officers and shareholders and such other matters as may be reasonably necessary or advisable in connection with the Form N-14 Registration Statement and the related Proxy Statement/Prospectus or any other statement, filing, notice or application made by or on behalf of Priority or Stira with any Governmental Entity in connection with the Merger and consummation of the other transactions contemplated hereby. To the Knowledge of each party, the information supplied by such party for inclusion in the Form N-14 Registration Statement and the related Proxy Statement/Prospectus shall each not, at the time that it is filed with or declared effective by the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Prior to the Effective Time, each party shall notify the other party as promptly as practicable: (i) upon becoming aware of any event or circumstance that should be described in an amendment to the Form N-14 Registration Statement or in a supplement to the Proxy Statement/Prospectus, and (ii) after the receipt by it of any written or oral comments from the SEC concerning the Form N-14 Registration Statement or the Proxy Statement/Prospectus or any written or oral request from the SEC for amendments to the Form N-14 Registration Statement or supplements to the Proxy Statement/Prospectus, and shall promptly supply the other party with copies of all correspondence between it or any of its representatives and the SEC with respect to any of the foregoing matters.

(c)    Subject to Applicable Law, each of Priority and Stira shall promptly advise the other upon receiving any communication from any Governmental Entity or other Third Party from which any Priority Third Party Consent or Stira Third Party Consent will be received that causes such party to believe that there is a reasonable likelihood that any Priority Third Party Consent or Stira Third Party Consent, respectively, will not be obtained or that the receipt thereof may be materially delayed.

7.2    Access to Information.

(a)    Upon reasonable notice and subject to Applicable Laws relating to the confidentiality of information, each of Priority and Stira shall afford to Stira Representatives or Priority Representatives, as applicable, reasonable access, during normal business hours during the period prior to the Effective Time, to all its properties, books, contracts, commitments and records, and, during such period, such party shall make available to the other party: (i) a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of the federal securities laws (other than reports or documents that such party is not permitted to disclose under Applicable Law), and (ii) all other information concerning its business, properties and personnel as the other party may reasonably request. Neither Priority nor Stira shall be required to provide access to or to disclose information where such access or disclosure would jeopardize the attorney-client privilege of such party or contravene any Applicable Law, fiduciary duty or binding agreement entered into prior to the date of this Agreement. The parties shall make appropriate substitute disclosure arrangements under circumstances in which the restrictions of this Section 7.2(a) apply.

(b)    Priority shall file all periodic reports required to be filed by it between the date hereof and the Effective Time. Each such filing by Priority shall be prepared in accordance with the applicable forms, rules and regulations of the SEC and shall satisfy the standard set forth in Section 4.5(c) for Priority SEC Reports. Stira shall file all periodic reports required to be filed by it between the date hereof and the Effective Time. Each such filing by Stira shall be prepared in accordance with the applicable forms, rules and regulations of the SEC and shall satisfy the standard set forth in Section 5.5(c) for Stira SEC Reports.

(c)    Stira shall promptly (but in no event later than three (3) Business Days after the date of filing) provide Priority with a copy of each Stira SEC Report filed between the date hereof and the Effective Time. Each such Stira SEC Report shall be prepared in accordance with the applicable forms, rules and regulations of the SEC and shall satisfy the standard set forth in Section 5.5(c) for Stira SEC Reports. Priority shall promptly (but in no event later than three (3) business days after the date of filing) provide Stira with a copy of each Priority SEC Report filed between the date hereof and the Effective Time. Each such Priority SEC Report shall be prepared in accordance with the applicable forms, rules and regulations of the SEC and shall satisfy the standard set forth in Section 4.5(c) for Priority SEC Reports. In the event that the Stira Board determines in good faith that a restatement of any previously filed Stira SEC Report is required, Stira agrees to first consult with Priority regarding such filing, and the contents thereof.

(d)    The existence of this Agreement, the fact that the parties have entered into this Agreement and all information and materials provided by either party to the other party pursuant to or in connection with this Agreement or the transactions contemplated hereby shall be ‘Evaluation Material’ subject to the restrictions on use and disclosure thereof under the letter agreement entered into between the parties as of November 19, 2018 (the “Confidentiality Agreement”), which is hereby incorporated by reference into this Agreement.

(e)    No investigation by a party hereto or its representatives shall affect the representations and warranties of the other party set forth in this Agreement.

7.3    Stira Shareholder Approval.

(a)    Stira shall use commercially reasonable efforts to obtain the Stira Shareholder Approval as soon as reasonably practicable after SEC effectiveness of the Form N-14 Registration Statement that includes the Proxy Statement/Prospectus. Promptly after the date hereof, Stira shall, at its expense, engage a proxy solicitation firm reasonably acceptable to Priority to assist with solicitation of proxies in connection with obtaining the Stira Shareholder Approval. As soon as reasonably practicable after effectiveness of the Form N-14 Registration Statement that includes the Proxy Statement/Prospectus, Stira shall duly call and give notice of, the Stira Shareholder Meeting for the purpose of obtaining the Stira Shareholder Approval. The record date for the Stira Shareholder Meeting shall be determined by the Stira Board in prior consultation with Priority. In connection therewith, the Stira Board shall only be permitted to adjourn, delay or postpone the Stira Shareholder Meeting in accordance with Applicable Law (but not beyond the Outside Date): (i) to the extent necessary to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure which the Stira Board has determined in good faith (after receiving advice of nationally recognized outside counsel) to be required under Applicable Law and for such supplemental or amended disclosure to be disseminated and reviewed by Stira’s shareholders prior to the adjourned Stira Shareholder Meeting, (ii) if there are insufficient Stira Shares represented (either in Person or by proxy) to constitute a quorum necessary to conduct business at the Stira Shareholder Meeting, or (iii) to allow reasonable additional time to solicit additional proxies to the extent the Stira Board or any committee thereof reasonably believes necessary in order to obtain the Stira Shareholder Approval. Subject to Section 7.8, Stira shall, through the Stira Board, make the Stira Board Recommendation, and shall include such Stira Board Recommendation in the Proxy Statement/Prospectus, and use its reasonable best efforts to (x) solicit from Stira shareholders proxies in favor of the Stira Shareholder Approval, and (y) take all other action necessary or advisable to secure the Stira Shareholder Approval.

7.4    Directors’ and Officers’ Insurance. Prior to the Closing, Stira shall, at its sole cost and expense (the “Stira D&O Tail Policy Expense”), obtain a trustees’ and officers’ liability “tail” insurance policy in a form reasonably acceptable to Priority, under which the individuals serving as officers and trustees of Stira immediately prior to the Effective Time will be covered for a period of six (6) years from the Effective Time with respect to any acts or omissions occurring prior to the Effective Time that were committed by such officers and trustees in their capacities as such, which will be maintained after the Closing by Priority, as the Surviving Entity of the Merger. The Stira D&O Tail Policy Expense will be satisfied by Stira out of its assets prior to the NAV Calculation Date and be thereby reflected in the calculation of the Stira Class A Per-Share NAV, Stira Class C Per-Share NAV, Stira Class D Per-Share NAV, Stira Class I Per-Share NAV and Stira Class T Per-Share NAV.

7.5    Additional Agreements. In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Entity with full title to all properties, assets, rights, approvals, immunities and franchises of either party to the Merger, the proper officers and directors of each party shall, at Priority’s expense, take all such necessary action as may be reasonably requested by Priority.

7.6    Advice of Changes. Each of Priority and Stira shall promptly advise the other party of any change or event: (a) having or being reasonably likely to have a Material Adverse Effect on it, (b) that it believes would or would be reasonably likely to cause or constitute a breach or failure to continue to be true and correct of any of its representations, warranties, covenants or agreements contained in this Agreement that would cause any of the conditions to the other party’s obligation to consummate the Closing set forth in Article VIII to not be satisfied; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties (or remedies with respect thereto) or the conditions to the obligations of the parties under this Agreement.

7.7    [Reserved].

7.8    Exclusivity

(a)    Upon execution and delivery of this Agreement by the parties, Stira and the Stira Representatives shall immediately cease and cause to be terminated any existing solicitation of, or discussions or negotiations with, any Third Party relating to any Alternative Proposal or any inquiry, discussion, offer or request that could reasonably be expected to lead to an Alternative Proposal. During the period from the date of this Agreement to the Effective Time, none of Stira nor any of the Stira Representatives shall, directly or indirectly: (i) solicit, initiate, encourage, facilitate (including by way of furnishing information) or take any other action designed to facilitate any inquiries or proposals regarding any Alternative Proposal or Alternative Transaction, (ii) participate in any discussions or negotiations regarding an Alternative Proposal or Alternative Transaction, or (iii) enter into any agreement regarding any Alternative Proposal or Alternative Transaction. Without in any way limiting the foregoing, Stira and the Stira Representatives shall immediately cease and cause to be terminated any existing discussions or negotiations with any Persons (other than Priority) conducted heretofore with respect to any of the foregoing. Stira shall not, and shall cause the Stira Representatives to not, terminate, waive, amend or modify any provision of, or grant permission or request under, any standstill or confidentiality agreement to which Stira or any Stira Representative is or becomes a party, and shall, and Stira shall cause the Stira Representatives to, use reasonable best efforts to enforce the provisions of any such agreement, in each case except to the extent that the Stira Board reasonably determines in good faith (after receiving written advice of nationally recognized outside counsel) that doing so would be inconsistent with its fiduciary duties under Applicable Law.

(b)    Notwithstanding anything to the contrary in Section 7.8(a), the Stira Board shall be permitted, prior to the Stira Shareholder Approval, and subject to compliance with the other terms of this Section 7.8(b), to consider and participate in discussions and negotiations with respect to a bona fide Alternative Proposal received by Stira or a Stira Representative from a Third Party, if and only to the extent that, and so long as: (i) the Stira Board reasonably determines in good faith (after receiving written advice of nationally recognized outside counsel) that such Alternative Proposal is reasonably likely to result in a Superior Proposal, (ii) the Alternative Proposal was not solicited by Stira or any Stira Representative in violation of Section 7.8(a), (iii) the Alternative Proposal is from a Third Party that the Stira Board reasonably determines in good faith has the resources to consummate the transaction contemplated thereby, (iv) the Stira Board reasonably determines in good faith (after receiving written advice of nationally recognized outside counsel) that failure to consider and participate in discussions and negotiations with respect to such bona fide Alternative Proposal would be inconsistent with its fiduciary duties under Applicable Law, and (v) prior to the Stira Board engaging in any such discussions or negotiations, Stira and the Third Party first enter into a confidentiality agreement on terms and conditions substantially similar to, and no less favorable to Stira than, those contained in the Confidentiality Agreement.

(c)    Stira shall notify Priority promptly (but in no event later than forty-eight (48) hours) after receipt by Stira or any Stira Representative of any: (i) Alternative Proposal, (ii) inquiry that could be reasonably be expected to lead to an Alternative Proposal, (iii) material modification of or material amendment to any Alternative Proposal, or (iv) request for nonpublic information relating to Stira or for access to the properties, books or records of Stira, other than any such request that does not relate to an Alternative Proposal. Such notice to Priority shall be made both orally and in writing, and shall indicate the identity of the Person making the Alternative Proposal or intending to make or considering making the Alternative Proposal, inquiry, modification or amendment, or requesting the non-public information or access to the books and records of Stira, and include a copy (if in writing) and summary of the material terms and conditions of any such Alternative Proposal, inquiry, modification or amendment. Stira shall keep Priority fully informed, on a current basis, of any material changes in the status and any material changes or modifications in the terms of any such Alternative Proposal, inquiry, modification or amendment, or request. At least five (5) Business Days before: (i) terminating this Agreement pursuant to Section 9.1 and entering into any definitive agreement concerning any Alternative Proposal that the Stira Board has determined pursuant to this Agreement is a Superior Proposal, or (ii) instituting a Change of Recommendation relating to an Alternative Proposal that the Stira Board has determined pursuant to this Agreement is a Superior Proposal, Stira shall provide written notice to Priority describing in reasonable detail the final terms and conditions of such Alternative Proposal (reflecting any amendments thereto) and negotiate in good faith with Priority and its advisers to make adjustments in the terms and conditions of this Agreement so that such Alternative Proposal no longer constitutes a Superior Proposal. At least five (5) Business Days before instituting a Change of Recommendation due to the occurrence of an Intervening Event, Stira shall provide written notice to Priority describing in reasonable detail such Intervening Event and negotiate in good faith with Priority and its advisers to make adjustments in the terms and conditions of this Agreement so that such Intervening Event would no longer constitute grounds under this Agreement for Stira to institute a Change of Recommendation.

(d)    Except as expressly permitted by this Section 7.8(d), neither the Stira Board nor any committee thereof shall: (i) withdraw, modify or qualify, or propose publicly to withdraw, modify or qualify, the recommendation by the Stira Board of this Agreement and/or the Merger to Stira’s shareholders, (ii) take any public action or make any public statement in connection with the Stira Shareholder Meeting to be held pursuant to Section 7.3 inconsistent with such recommendation, or (iii) approve or recommend, or publicly propose to approve or recommend, or fail to recommend against, any Alternative Proposal (any of the actions described in clauses (i), (ii) or (iii), a “Change of Recommendation”); provided, that a “stop, look and listen” communication by the Stira Board to the Stira shareholders or a factually accurate public statement by Stira that describes Stira’s receipt of an Alternative Proposal and the operation of this Agreement with respect thereto shall not be deemed to be a Change of Recommendation. Notwithstanding the foregoing, the Stira Board may make a Change of Recommendation,

(A) in response to an Intervening Event, or (B) in connection with receipt of a Superior Proposal, in each case if, and only if, each of the following conditions is satisfied (to the extent applicable):

(1)    it receives, prior to the date on which the shareholders of Stira have approved the Merger, an Alternative Proposal not solicited in any manner in violation of Section 7.8(a);
(2)    the Intervening Event satisfies all of the requirements under the definition of such term in Article I;
(3)    Stira has complied and is in compliance with Section 7.3 and this Section 7.8; and
(4)    it reasonably determines in good faith (after receiving written advice of nationally recognized outside counsel and prior to the date on which the shareholders of Stira have approved the Merger), that in light of the Superior Proposal or the Intervening Event (as applicable) the failure to effect such Change of Recommendation would be inconsistent with its fiduciary duties to the Stira shareholders under Applicable Law.
(e)    Stira shall ensure that all Stira Representatives are aware of the restrictions described in this Section 7.8 and have agreed to be bound by them, as reasonably necessary to avoid violations thereof. It is understood that any violation of the restrictions set forth in this Section 7.8 by any Stira Representative shall be deemed to be a breach of this Section 7.8 by Stira of this Agreement.

(f)    Nothing contained in this Section 7.8 shall prohibit Stira or any Stira Representative from taking and disclosing to the Stira shareholders a position required by Rule 14e-2(a) or Rule 14d-9 promulgated under the Exchange Act, including a “stop, look and listen” communication pursuant to Section 7.8(d).

7.9    Takeover Statutes. The parties shall use their respective commercially reasonable efforts: (a) to take all action necessary so that no Takeover Statute is or becomes applicable to the Merger or any of the other transactions contemplated by this Agreement, and (b) if any such Takeover Statute is or becomes applicable to any of the foregoing, to take all action necessary so that the Merger and the other transactions contemplated by this Agreement may be consummated as promptly as reasonably practicable on the terms contemplated by this Agreement and otherwise to eliminate or minimize the effect of such Takeover Statute on the Merger and the other transactions contemplated by this Agreement.

7.10    Shareholder Litigation. Between the date hereof and the Effective Time, each party shall: (a) consult with the other party regarding the defense and settlement of any litigation outstanding as of the date of this Agreement, (b) give the other party the opportunity to participate in the defense or settlement of any shareholder litigation against such party and/or its directors relating to this Agreement, the Merger, any other transaction contemplated hereby commenced after the date hereof, and (c) not, without the prior written consent of other party, settle or offer to settle any litigation commenced on or after the date hereof against such party or any of its directors or executive officers by any shareholder of such party relating to this Agreement, the Merger, any other transaction contemplated hereby.

ARTICLE VIII
CLOSING CONDITIONS

8.1    Conditions to Each Party’s Obligation To Effect the Merger. The respective obligations of the parties to effect the Merger and otherwise consummate the Closing shall be subject to the satisfaction at or prior to the Effective Time of the following conditions:

(a)    Form N-14 Registration Statement and Proxy Statement/Prospectus. The Form N-14 Registration Statement that includes the Proxy Statement/Prospectus shall have become effective under the Securities Act, no stop order suspending its effectiveness shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the SEC.

(b)    No Injunctions or Restraints; Illegality. No order, injunction or decree issued by any court or agency of competent jurisdiction or other law preventing or making illegal the consummation of the Merger or any of the other transactions contemplated by this Agreement shall be in effect.

(c)    No Governmental Proceedings. There shall be no pending suit, action or proceeding by any Governmental Entity, in each case that has a reasonable likelihood of success, (i) challenging the acquisition by Priority of any Stira Shares, seeking to restrain or prohibit the consummation of the Merger or any other transaction or seeking to obtain from Priority or Stira or any of their respective affiliates any damages that are material in relation to Priority taken as a whole, or (ii) seeking to prohibit Priority from effectively controlling in any material respect the business or operations of Stira.

8.2    Conditions to Obligations of Stira. In addition to Section 8.1, the obligation of Stira to effect the Merger and otherwise consummate the Closing is also subject to the satisfaction, or waiver by Stira, at or prior to the Effective Time, of the following conditions:

(a)    Representations and Warranties. Subject to the standard set forth in Section 8.4, the representations and warranties of Priority set forth in this Agreement shall be true and correct as of the Effective Time as though made on and as of the Effective Time (except that representations and warranties that by their terms speak specifically as of the date of this Agreement or another date shall be true and correct as of such date); and Stira shall have received a signed certificate of the Chief Operating Officer of Priority to such effect.

(b)    Performance of Covenants of Priority. Priority shall have performed in all material respects all covenants and agreements required to be performed by it under this Agreement at or prior to the Effective Time; and Stira shall have received a signed certificate of the Chief Executive Officer of Priority to such effect.

(c)    Regulatory Compliance. Except as would not result in a Material Adverse Effect to Priority, all regulatory filings of Priority shall be current and correct in all material respects and Priority shall otherwise be in compliance, in all material respects, with Applicable Law.

(d)    Material Adverse Effect. No Material Adverse Effect shall have occurred with respect to Priority since the date of this Agreement.

(e)    Regulatory Approvals. Each of the Priority Regulatory Approvals shall have been obtained and shall remain in full force and effect and all applicable statutory waiting periods in respect thereof shall have expired.

(f)    Stira Shareholder Approval. The Stira Shareholder Approval shall have been obtained.

8.3    Conditions to Obligations of Priority. In addition to Section 8.1, the obligation of Priority to effect the Merger and otherwise consummate the Closing is also subject to the satisfaction or waiver by Priority at or prior to the Effective Time of the following conditions:

(a)    Representations and Warranties. Subject to the standard set forth in Section 8.4, the representations and warranties of Stira set forth in this Agreement shall be true and correct as of the Effective Time as though made on and as of the Effective Time (except that representations and warranties that by their terms speak specifically as of the date of this Agreement or another date shall be true and correct as of such date); and Priority shall have received a signed certificate of the Chief Executive Officer of Stira to such effect.

(b)    Performance of Covenants of Stira. Stira shall have performed in all material respects all covenants and agreements required to be performed by it under this Agreement at or prior to the Effective Time, and Priority shall have received a signed certificate of the Chief Executive Officer of Stira to such effect.

(c)    Regulatory Compliance. Except as would not result in a Material Adverse Effect to Stira, all regulatory filings of Stira shall be current and correct in all material respects and Stira shall otherwise be in compliance, in all material respects, with Applicable Law.

(d)    Material Adverse Effect. No Material Adverse Effect shall have occurred with respect to Stira since the date of this Agreement.

(e)    Litigation. No material Litigation shall be outstanding, pending or, to Stira’s Knowledge, threatened against Stira, other than as set forth in the Stira Disclosure Schedules.

(f)    Liabilities. Stira shall not have any Liabilities, except for Liabilities that: (i) are reflected or reserved against in its Most Recent Financial Statements, or (ii) were incurred in the ordinary course of business in a commercially reasonable manner since the date of its Most Recent Financial Statements.

(g)    Regulatory Approvals. Each of the Stira Regulatory Approvals shall have been obtained and shall remain in full force and effect and all applicable statutory waiting periods in respect thereof shall have expired.

(h)    Contractual Consents. Each of the Stira Contractual Consents shall have been obtained.

(i)    Stira Shareholder Approval. The Stira Shareholder Approval shall have been obtained.

(j)    Termination of Stira Affiliate Contracts. All Contracts between Stira and its Affiliates, including the Stira Advisory Agreement and the Stira Administration Agreement, shall have been terminated to the reasonable satisfaction of Priority.

8.4    Standard. No representation or warranty of Priority contained in Article IV or of Stira contained in Article V shall be deemed untrue, inaccurate or incorrect for purposes of Section 8.2(a) or 8.3(a), as applicable, under this Agreement, as a consequence of the existence or absence of any fact, circumstance or event unless such fact, circumstance or event, individually or when taken together with all other facts, circumstances or events inconsistent with any representations or warranties contained in Article IV, in the case of Priority, or Article V, in the case of Stira, has had or would reasonably be expected to have a Material Adverse Effect with respect to Priority or Stira, respectively (disregarding for purposes of this Section 8.4, except as it relates to Section 4.8 and Section 5.8, all qualifications or limitations set forth in any representations or warranties as to “materiality,” “Material Adverse Effect” and words of similar import). Notwithstanding the immediately preceding sentence, the representations and warranties contained in (i) Section 4.2(a) and Section 5.2(a) shall be deemed untrue and incorrect if not true and correct except to a de minimis extent (relative to Section 4.2(a) or Section 5.2(a), respectively, taken as a whole), (ii) Sections 5.6(b) and (c) shall be deemed untrue and incorrect if not true and correct in any respect, and (iii) Sections 4.3(a) and 4.3(b)(i), in the case of Priority, and Sections 5.3(a) and 5.3(b)(i), in the case of Stira, shall be deemed untrue and incorrect if not true and correct in all material respects.

8.5    Frustration of Closing Conditions. Neither Priority nor Stira may rely on the failure of any condition set forth in Section 8.1, Section 8.2 or Section 8.3, as applicable, to be satisfied if such failure was primarily caused by the party relying on such failure to perform any of its material obligations under this Agreement.

ARTICLE IX
TERMINATION AND AMENDMENT

9.1    Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or after receipt of Stira Shareholder Approval:

(a)    by mutual consent of Stira and Priority in a written instrument authorized by the Priority Board and the Stira Board (the Expense Deposits will be non-refundable upon termination pursuant to this Section 9.1(a));

(b)    by either Stira or Priority, if the Closing hasn’t occurred on or before the date that is one hundred eighty (180) days after the date of this Agreement (the “Outside Date”), except that if the only reason why the Closing hasn’t occurred by such date is delay in the SEC declaring the Form N-14 Registration Statement effective, then the Outside Date shall be automatically extended for up to an additional sixty (60) days thereafter as long as the parties continue to pursue obtaining effectiveness of the Form N-14 Registration Statement in accordance with this Agreement; provided, however, that this Section 9.1(b) may not be used by any party if the Closing did not occur by the Outside Date due to such party not performing any of its covenants and agreements set forth in this Agreement (the Expense Deposits will be non-refundable upon termination pursuant to this Section 9.1(b) unless the failure of the Closing to occur by the Outside Date was due to Stira’s non-performance of any of its covenants and agreements set forth in this Agreement, in which case the Expense Deposits must be returned by Stira to Priority upon such termination);

(c)    by either Stira or Priority, if any Governmental Entity of competent jurisdiction has issued a final and non-appealable order, injunction or decree permanently enjoining or otherwise prohibiting or making illegal the consummation of the Merger and the other transactions contemplated by this Agreement; provided, however, that this Section 9.1(c) may not be used by any party if any action or omission by such party in violation of its covenants and agreements set forth in this Agreement caused such Governmental Entity action (the Expense Deposits will be non-refundable upon termination pursuant to this Section 9.1(c));

(d)    by either Stira or Priority (provided that such party is not then in material breach of any of its representations, warranties, covenants or other agreements set forth in this Agreement), if the other party has breached any of its representations, warranties, covenants or other agreements set forth in this Agreement and such breach, if curable, has not been cured within ten (10) Business Days after notice thereof from the other party and would, if occurring or continuing on the Closing Date, result in the failure to be satisfied of the conditions to such party’s obligation to effect the Merger and otherwise consummate the transactions contemplated by this Agreement set forth in Section 8.2(a) or (b) or Section 8.3(a) or (b), as the case may be (the Expense Deposits will be non-refundable upon termination pursuant to this Section 9.1(d), except upon a termination relating to Stira’s breach, in which case they must be returned by Stira to Priority upon such termination);

(e)    by either Stira or Priority, if Stira has failed to obtain the Stira Shareholder Approval at a Stira Shareholder Meeting at which the Stira shareholders voted upon the Merger; provided, however, that this Section 9.1(e) may only be utilized by Stira to terminate this Agreement if it has complied with its obligations under this Agreement with respect to obtaining the Stira Shareholder Vote (the Expense Deposits will be non-refundable upon termination pursuant to this Section 9.1(e), except if Stira failed to comply with its covenants and agreements set forth in this Agreement relating to seeking the Stira Shareholder Approval, in which case the Expense Deposits must be returned by Stira to Priority upon such termination);

(f)    by either Stira or Priority if any of the conditions to its obligation to consummate the Closing set forth in Article VIII become incapable of satisfaction; provided, however, that this Section 9.1(f) may only be utilized by a party to terminate this Agreement if such party has complied with its obligations under this Agreement with respect to causing such conditions to have become satisfied (the Expense Deposits will be non-refundable upon termination pursuant to this Section 9.1(f), except if the Closing condition became incapable of satisfaction due to Stira’s non-performance any of its covenants and agreements set forth in this Agreement, in which case the Expense Deposits must be returned by Stira to Priority upon such termination); or

(g)    by Priority:

(i)at any time prior to receipt of the Stira Shareholder Approval, if the Stira Board effects a Change of Recommendation, whether due to: (A) Stira having received an Alternative Proposal which the Stira Board has determined pursuant to this Agreement is a Superior Proposal, or (B) the occurrence of an Intervening Event, in which case, concurrently with such termination of this Agreement, Stira shall pay Priority the Termination Fee and return the Initial Expense Deposit and the Subsequent Expense Deposit, to the extent required by Section 9.4;

(ii)if an Alternative Proposal structured as a tender or exchange offer for Stira Shares is commenced by a Person unaffiliated with Priority and, within ten (10) Business Days after the public announcement of the commencement of such proposed Alternative Proposal, Stira has not issued a public statement (and filed a Schedule 14D-9 pursuant to Rule 14e-2 and Rule 14d-9 promulgated under the Exchange Act) reaffirming the Stira Board Recommendation and recommending that Stira Shareholders reject such Alternative Proposal and not tender any Stira Shares into such tender or exchange offer, in which case, concurrently with such termination of this Agreement, Stira shall pay Priority the Termination Fee and return the Initial Expense Deposit and the Subsequent Expense Deposit, to the extent required by Section 9.4;

(iii)Stira has materially breached any of its obligations under Section 7.8, in which case, concurrently with such termination of this Agreement, Stira shall pay Priority the Termination Fee and return the Initial Expense Deposit and the Subsequent Expense Deposit, to the extent required by Section 9.4; or

(iv) if the Stira Board approves, or authorizes Stira to enter into, a merger agreement, letter of intent, acquisition agreement, purchase agreement or other similar agreement with respect to a Superior Proposal, in which case, concurrently with such termination of this Agreement, Stira shall pay Priority the Termination Fee and return the Initial Expense Deposit and the Subsequent Expense Deposit, to the extent required by Section 9.4;

(h)    by Stira, in the event that:

i.(A) Stira has received an Alternative Proposal which the Stira Board has determined pursuant to this Agreement is a Superior Proposal, (B) subject to Stira’s obligations under Section 7.8(c), the Stira Board has authorized Stira to enter into a definitive agreement to consummate the transaction contemplated by such Superior Proposal, and (C) concurrently with such termination of this Agreement, Stira pays Priority the Termination Fee and returns the Initial Expense Deposit and the Subsequent Expense Deposit, to the extent required by Section 9.4, and enters into the definitive agreement to consummate the transaction contemplated by such Superior Proposal; or

ii.at any time prior to receipt of the Stira Shareholder Approval, if the Stira Board effects a Change of Recommendation, whether due to: (A) Stira having received an Alternative Proposal which the Stira Board has determined pursuant to this Agreement is a Superior Proposal, or (B) the occurrence of an Intervening Event, and concurrently with such termination of this Agreement, Stira pays Priority the Termination Fee and returns the Initial Expense Deposit and the Subsequent Expense Deposit, to the extent required by Section 9.4.

(The Expense Deposits must be returned by Stira to Priority upon termination pursuant to Section 9.1(g) or (h)).
The party desiring to terminate this Agreement pursuant to clause (b)-(h) of this Section 9.1 shall give written notice of such termination to the other party in accordance with Section 10.2, specifying the provision or provisions hereof pursuant to which such termination is effected.
9.2    Effect of Termination. In the event of termination of this Agreement by either Priority or Stira as provided in Section 9.1, this Agreement shall become void and have no effect, and none of Priority, Stira or any of their respective officers, directors or trustees shall have any liability of any nature whatsoever under this Agreement, or in connection with the transactions contemplated by this Agreement, except that: (a) Section 7.2(d), Section 9.2, 9.3, 9.4, 9.5 and 9.6 and Article X shall survive any termination of this Agreement, and (b) neither Priority nor Stira shall be relieved or released from any liabilities or damages arising out of its knowing breach of any provision of this Agreement.

9.3    Fees and Expenses. Except as otherwise expressly provided in this Agreement, all fees and expenses incurred in connection with the Merger, this Agreement, and the transactions contemplated by this Agreement shall be paid by the party incurring such fees or expenses; provided, however, that: (a) with respect to the legal fees and expenses of the law firms of Eversheds Sutherland (US) LLP and Morris Manning and Martin LLP, each of which is recognized by the parties hereto as a nationally recognized law firm, associated with preparing the Form N-14 Registration Statement and related Proxy Statement/Prospectus, responding to comments thereto received from the SEC, making revisions thereto in response to such comments and otherwise seeking effectiveness thereof from the SEC, along with any costs and expenses associated with filing, printing and mailing the Form N-14 Registration Statement and related Proxy Statement/Prospectus, excluding any filing fees and amounts paid to the SEC, one-half (1/2) of the aggregate amount thereof shall be the responsibility of Priority and one-half (1/2) of the aggregate amount thereof shall be the responsibility of Stira (collectively, “Joint Transaction Expenses”); and (b) immediately prior to consummation of the Closing, Priority shall reimburse Stira for the amount of Stira Reimbursable Transaction Expenses that, together with the Initial Expense Deposit and any Subsequent Expense Deposit, collectively equal up to five hundred thousand dollars ($500,000) and the Initial Expense Deposit and the Subsequent Expense Deposit (if any) shall become non-refundable. All of the respective fees, expenses and other obligations of Priority and Stira referenced in this Section 9.3 (other than reimbursement of the Stira Reimbursable Transaction Expenses) and elsewhere in this Agreement shall be satisfied by such party out of its assets prior to calculation of the Priority Per-Share NAV, in the case of Priority, and the Stira Class A Per-Share NAV, Stira Class

C Per-Share NAV, Stira Class D Per-Share NAV, Stira Class I Per-Share NAV and Stira Class T Per-Share NAV, in the case of Stira, and thereby shall be reflected in such calculations.

9.4    Termination Fee; Expense Reimbursement; Make Whole Payments.

(a)    In the event that this Agreement is terminated pursuant to Section 9.1(g) or (h) then, provided, that Priority is not in material breach of its representations, warranties, covenants or agreements in this Agreement at the time of termination, Stira will pay to Priority a fee in an amount equal to one million two hundred sixty thousand dollars ($1,260,000) (the “Termination Fee”), along with returning the Initial Expense Deposit and the Subsequent Expense Deposit as noted above.

(b)    In the event that this Agreement is terminated by Priority pursuant to Section 9.1(d), then, provided that Priority was not in material breach of any of its representations, warranties, covenants or agreements hereunder at the time of termination, Stira will pay to Priority all of the Priority Transaction Expenses (the “Termination Expense Reimbursement”), along with returning the Initial Expense Deposit and the Subsequent Expense Deposit as noted above.

(c)    In the event that this Agreement is terminated pursuant to Section 9.1(d) and, within one (1) year after the date of such termination, Stira enters into an agreement to consummate an Alternative Transaction with a counterparty with which it had negotiations prior to termination of this Agreement, then Stira shall pay to Priority an amount equal to: (i) the Termination Fee, minus (ii) the amount of the Termination Expense Reimbursement paid pursuant to Section 9.4(b) (the “Make Whole Payment”).

(d)    In the event that this Agreement is terminated as result of a material breach of this Agreement by Priority, then, provided that Stira was not in material breach of any of its representations, warranties, covenants or agreements hereunder at the time of termination, Priority will be obligated to pay to Stira an amount equal to the Stira Transaction Expenses incurred up to the termination date; it being agreed that such payment of the Stira Transaction Expenses would constitute liquidated damages in a reasonable amount intended to fairly compensate Stira for its efforts and resources expended and opportunities foregone while negotiating this Agreement, in reliance on the expectation of the consummation of the transactions contemplated hereby, which amount would otherwise be impossible to calculate with precision, and receipt of such funds would constitute Stira’s sole and exclusive remedy with respect to such breach.

(e)    Payments of any amount under this Section 9.4 shall be payable to Priority by wire transfer of immediately available funds as follows: (i) the Termination Fee or the Termination Expense Reimbursement (along with return of the Initial Expense Deposit and the Subsequent Expense Deposit as noted above) shall be payable no later than two (2) Business Days after the date on which this Agreement is terminated by Priority and immediately prior to the time of termination by Stira, and (ii) a Make Whole Payment shall be due and payable within two (2) Business Days after entry into an agreement with respect to the relevant Alternative Transaction, as determined in accordance with Section 9.4(c) above. The parties acknowledge and agree that in no event shall Stira be required to pay a Termination Fee on more than one (1) occasion, a Termination Expense Reimbursement on more than one (1) occasion or a Make Whole Payment on more than one (1) occasion, whether or not the fee, reimbursement or payment may be payable under more than one (1) provision of this Agreement at the same or at different times or upon the occurrence of different events.

(f)    Each of the parties hereto acknowledges that: (i) the agreements contained in this Section 9.4 are an integral part of the transactions contemplated by this Agreement and a material inducement for the parties to enter into this Agreement, (ii) neither the Termination Fee, the Termination Expense Reimbursement, nor the Make Whole Payment is a penalty, but rather each constitutes liquidated damages in a reasonable amount intended to fairly compensate the receiving party for its efforts and resources expended and opportunities foregone while negotiating this Agreement, in reliance on the expectation of the consummation of the transactions contemplated hereby, which amount would otherwise be impossible to calculate with precision, (iii) without these agreements, the parties would not have entered into this Agreement, and (iv) receipt of such funds would constitute such party’s sole and exclusive remedy with respect thereto.

9.5    Amendment. This Agreement may only be amended or modified by a written instrument signed by each of the parties which states that it constitutes an amendment to this Agreement (and not by an email or a series of emails); provided, however, that in the case of Priority, such amendment must be signed by M. Grier Eliasek, or his successor, as authorized signatory of Priority, in blue ink. provided, further, that after the Stira Shareholder Approval, there may not be, without further approval of Stira’s shareholders, any amendment of this Agreement that requires further approval of Stira’s shareholders under Applicable Law.

9.6    Waiver. Any waiver of this Agreement shall be valid only if set forth in a written instrument signed by the party providing the waiver which states that it constitutes a waiver to this Agreement and specifies the provisions hereof being waived; provided, however, that in the case of Priority, such waiver must be signed by M. Grier Eliasek, or his successor, as authorized signatory of Priority, in blue ink. The failure by a party to insist on strict compliance with any obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

ARTICLE X
GENERAL PROVISIONS

10.1    Nonsurvival of Representations, Warranties and Agreements. None of the representations, warranties, covenants and agreements set forth in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time, except for the matters set forth in Section 7.5 and for those other covenants and agreements contained in this Agreement that, by their terms, apply or are to be performed in whole or in part after the Effective Time.

10.2    Notices. All notices and other communications provided for herein shall be in writing and shall be delivered either by hand, by overnight courier service, or by certified or registered mail, at the applicable address set forth below:

(a)    if to Priority, to:

Priority Income Fund, Inc.
10 East 40th Street, 42nd Floor
New York, NY 10016
Attention:    Nishil Mehta
John J. McDonald, Esq.

with copies to:

pl@prospectstreet.com
pacct@prospectstreet.com
fax@prospectstreet.com

and to:

Eversheds Sutherland (US) LLP
700 Sixth Street, N.W.

Washington, D.C. 20001
Attention:    Cynthia Beyea, Esq.

(b)    if to Stira, to:

Stira Alcentra Global Credit Fund
c/o Stira Capital Markets Group
18100 Von Karman, Suite 500
Irvine, CA 92612
Attention:    Richard Gann
Gustav Bahn, Esq.

with a copy to:

Morris, Manning & Martin, LLP
1401 Eye Street, N.W., Suite 600
Washington, D.C. 20005
Attention:    Owen J. Pinkerton, Esq.

(c)    All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given: (i) in the case of notices and other communications delivered by hand or overnight courier service, upon actual receipt thereof, (ii) in the case of notices and other communications delivered by certified or registered mail, upon the earlier of actual delivery and the third (3rd) Business Day after the date deposited in the U.S. mail with postage prepaid and properly addressed.

10.3    Interpretation. The language used in this Agreement shall be conclusively deemed to be the language chosen by the parties to express their mutual intent and no rule of strict construction shall be applied against either party. When a reference is made in this Agreement to Articles, Sections, Exhibits or Schedules, such reference shall be to an Article or Section of or Exhibit or Schedule to this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The Stira Disclosure Schedule, as well as all other schedules and all exhibits hereto, shall be deemed part of this Agreement and included in any reference to this Agreement.

10.4    Entire Agreement. This Agreement (including the documents and the instruments referred to in this Agreement), together with the Confidentiality Agreement, constitute the entire agreement and supersedes any and all prior agreements, arrangements, communications and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement. This Agreement may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten or oral agreements between the parties.

10.5    Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York for contracts made and to be enforced therein, without giving effect to any choice or conflict of law provision that would result in application of the law of any other jurisdiction. Each party agrees that any action, claim, suit or proceeding (each, a “Proceeding”) concerning the interpretation, enforcement and defense of this Agreement and the transactions contemplated hereby will be commenced and adjudicated exclusively in the state and federal courts sitting in the State of New York, New York County, and any appellate courts therefrom (the “New York Courts”). Each party hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any Proceeding and irrevocably waives, and agrees not to assert in any Proceeding, any claim that such party is not personally subject to the jurisdiction of the New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party irrevocably waives personal service of process and consents to process being served in any Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH OF THE PARTIES HERETO EXPRESSLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING.

10.6    Publicity. Neither Priority nor Stira shall, and neither Priority nor Stira shall permit any of the Priority Representatives or Stira Representatives to, issue or cause the publication of any press release or other public announcement with respect to, or otherwise make any public statement concerning, the transactions contemplated by this Agreement without the prior consent (which consent shall not be unreasonably withheld) of Stira, in the case of a proposed announcement or statement by Priority, or Priority, in the case of a proposed announcement or statement by Stira; provided, however, that the foregoing shall not restrict any party from making any disclosure concerning this Agreement required by applicable securities laws.

10.7    Assignment; Third Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned by either of the parties (whether by operation of law or otherwise) without the prior written consent of the other party and any purported assignment in violation hereof shall be void. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by each of the parties and their respective successors and assigns. This Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any Person other than the parties hereto any rights or remedies under this Agreement. Stira and Priority hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the parties hereto, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any Person other than the parties hereto any rights or remedies hereunder, including, without limitation, the right to rely upon such representations and warranties set forth herein. The representations and warranties in this Agreement are the product of negotiations among the parties hereto and are for the sole benefit of the parties hereto. In some instances, the representations and warranties in this Agreement may represent an allocation among the parties hereto of risks associated with particular matters regardless of the Knowledge of any of the parties hereto. Consequently, persons other than the parties hereto may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

10.8    Remedies.

(a)    Except as otherwise provided in this Agreement, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy; provided, however, that in the event that either the Termination Fee, Termination Expense Reimbursement or Make Whole Payment are paid pursuant to Section 9.4, such payments are the sole remedy for the termination of this Agreement pursuant to the terms Section 9.1.

(b)    The parties hereto hereby agree that irreparable damage would occur in the event that any provision of this Agreement to be performed by a party was not performed in accordance with its specific terms or was otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such damages. Accordingly, the parties hereto acknowledge and hereby agree that in the event of any breach or threatened breach by one party of any of its respective covenants or obligations set forth in this Agreement, the other party shall be entitled to seek an injunction or injunctions to prevent or restrain breaches or threatened breaches of this Agreement and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of the other under this Agreement. The breaching party hereby agrees not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of this Agreement by it, or to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of the breaching party under this Agreement. The parties hereto further agree that: (i) by seeking the remedies provided for in this Section 10.8(b), the party seeking such remedies shall not in any respect waive its right to seek any other form of relief that may be available to a party under this Agreement (including monetary damages) in the event that this Agreement has been terminated or in the event that the remedies provided for in this Section 10.8(b) are not available or otherwise are not granted, and (ii) nothing set forth in this Section 10.8(b) shall require a non-breaching party to institute any proceeding for (or limit the non-breaching party’s right to institute any proceeding for) specific performance under this Section 10.8(b) prior or as a condition to exercising any termination right under Section 9.1 (and pursuing damages after such termination), nor shall the commencement of any legal proceeding pursuant to this Section 10.8(b) or anything set forth in this Section 10.8(b) restrict or limit the non-breaching party’s right to terminate this Agreement in accordance with Section 9.1 or pursue any other remedies under this Agreement that may be available then or thereafter.

10.9    Waiver of Jury Trial. Each party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues, and therefore each such party hereby irrevocably and unconditionally waives any right such party may have to a trial by jury in respect of any litigation directly or indirectly arising out of or relating to this Agreement or the transactions contemplated by this Agreement. Each party certifies and acknowledges that: (a) no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver, (b) each party understands and has considered the implications of this waiver, (c) each party makes this waiver voluntarily and (d) each party has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 10.9.

10.10    Counterparts. This Agreement may be executed in one or more counterparts, all of which shall constitute the same agreement. Counterpart signature pages delivered by facsimile or other electronic transmission method (including pdf) shall be valid and effective for all purposes.

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IN WITNESS WHEREOF, the undersigned parties have executed and delivered this Agreement as of the date written above.

PRIORITY INCOME FUND, INC.

By:     ___________________________
Name:    M. Grier Eliasek
Title:    President and CEO

STIRA ALCENTRA GLOBAL CREDIT FUND

By: ___________________________
Name:    Richard D. Gann
Title:    President

[Signature Page to Agreement and Plan of Merger]